UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2011 through June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2012

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S.

large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012

The twelve months ended June 30, 2012 were challenging as markets swung back and forth between rewarding and punishing risk assets. The reporting period began amid uncertainty surrounding global economic growth and the inability of policy makers to respond in a coordinated and effective manner. Market participants also lacked confidence in the ability of European governments to combat the region’s debt crisis, stoking fear of economic contagion within the region. In the U.S., negative sentiment weighed on investors given concerns related to the credit downgrade of U.S.-issued debt. Each of these factors helped trigger a downturn in U.S. and international stock prices in the third quarter of 2011 and led investors to rotate into what they perceived to be the relative safety of U.S. Treasury securities. Risk markets swung back to the positive side in the fourth quarter of 2011as better-than-expected economic data helped investors regain their appetite for risk. The ensuing rally continued until the second quarter of 2012 when concerns about the European debt crisis resumed.

The U.S. market remained a bright spot amidst the global markets, where fears of systemic risk from Europe’s debt crisis weighed on stocks in most parts of the world. The drag on stock prices was more pronounced in international developed and emerging markets. Emerging market stocks were further hurt by concerns that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. U.S. economic data was generally positive during the twelve-month period, which helped U.S. stocks outperform international and emerging markets equities.

In the end, the MSCI World Index (net of foreign withholding taxes) returned -4.98% for the twelve months ended June 30, 2012. U.S. bonds, as measured by the Barclays Capital U.S. Aggregate Index gained 7.47% during the same period. After struggling in the third quarter of 2011, high yield fixed income securities (also known as “junk bonds”) rebounded (Barclays Capital US High Yield 2% Issuer Constrained Total Return Index gained 7.21% in the full period) and performed strongly for the remainder of the reporting period. Among alternative asset classes, real estate securities performed strongly (FTSE NAREIT All Equity REITS Total Return Index gained 12.48%), supported by a recovery in commercial real estate and an improving outlook for the U.S. housing sector. On the other hand commodity prices were challenged by concerns about weakening demand as a result of slowing global economic growth (S&P GSCI Total Return Commodity Index declined -10.74%).

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.41%
Barclays Capital U.S. Aggregate Index	7.47%
MSCI World Index (net of foreign withholding taxes)	-4.98%
Access Balanced Composite Benchmark	0.53%

Net Assets as of 6/30/2012	$1,075,457,326

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return1.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but outperformed the MSCI World Index, its broad based equity benchmark, for the twelve months ended June 30, 2012 as fixed income securities outperformed equities.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), the Barclays Capital U.S. Aggregate Index (35%), and the Citigroup 3-Month Treasury Bill Index (15%)2. The Fund’s relative performance versus the blended composite benchmark was primarily hurt by its positioning within fixed income. An underweight to core bonds and a short duration position detracted as U.S. Treasury securities rallied; this was partially offset by gains in extended credit allocations as high yield fixed income securities performed well. The Fund’s underweight to cash and exposure to foreign currencies also detracted from the Fund’s relative performance. Among equities, the Fund’s underweight in European stocks was the greatest contributor to its relative performance, as European equities were hurt by the region’s sovereign debt crisis. Even though the fund reduced exposure to emerging markets during the reporting period, the Fund’s overweight of emerging market stocks detracted from relative performance, as the region grappled with a slowdown in its growth trajectory. Within alternatives, equity REITs were a bright spot as commercial real estate continued to recover and the outlook for the U.S. housing sector improved. An out of benchmark allocation to commodities detracted from relative performance as demand slowed from emerging markets.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end and closed-end investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s value-oriented equity strategies performed strongly and contributed to relative performance while international focused strategies were challenged. Several of the Fund’s underlying fixed income strategies underperformed their respective benchmarks and detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund favored U.S. and emerging market stocks over European stocks. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to reshape the risk profile of certain equity allocations. In the fixed income markets, the Fund’s portfolio managers believed that allocations to high yield fixed income securities remained more compelling than investment grade bonds. Among alternative investments, the Fund’s portfolio managers added the Invesco Balanced-Risk Allocation Fund and the iPath S&P 500 Dynamic VIX ETN. Along with Eaton Vance Global Macro Fund, these investments were used in an effort to limit downside risk and dampen volatility.

[1]

Effective June 1, 2012, Jonathan Shelon replaced Richard Madigan on the portfolio management team. Ken Louie, a portfolio manager for the Fund since inception, remains on the team. There was no change to the Fund’s investment strategy or objective.

[2]

Effective July 1, 2011, the Fund revised its Composite Benchmark. The allocation to the MSCI World Index was decreased by 5% and the allocation to the Citigroup 3-Month Treasury Bill Index was increased by 5%.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130%	12.0%
2.	JPMorgan Short Duration Bond Fund, Class R6 Shares	8.0
3.	JPMorgan Core Bond Fund, Class R6 Shares	5.7
4.	iShares MSCI EAFE Index Fund	5.0
5.	JPMorgan Multi-Sector Income Fund, Class R6 Shares	4.5
6.	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	3.8
7.	SPDR S&P 500 ETF Trust	3.7
8.	JPMorgan Equity Income Fund, Class R6 Shares	3.7
9.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	3.1
10.	JPMorgan Floating Rate Income Fund, Select Class Shares	3.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	33.3%
U.S. Equity	29.5
International Equity	15.4
Money Market	12.0
Alternative Assets	9.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.
^	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		(3.65)%	3.08%
With Sales Charge*		(7.98)	1.36
CLASS C SHARES	1/4/10
Without CDSC		(4.12)	2.62
With CDSC**		(5.12)	2.62
INSTITUTIONAL CLASS SHARES	9/30/09	(3.26)	3.51
SELECT CLASS SHARES	9/30/09	(3.41)	3.35

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.74%
MSCI World Index (net of foreign withholding taxes)	-4.98%
Barclays Capital U.S. Aggregate Index	7.47%
Access Growth Composite Benchmark	-1.66%

Net Assets as of 6/30/2012	$821,365,541

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation1.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) underperformed the MSCI World Index, its broad based equity benchmark, and the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, for the twelve months ended June 30, 2012.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), the Barclays Capital U.S. Aggregate Index (20%) and the Citigroup 3-Month Treasury Bill Index (10%)2. The Fund’s relative performance versus the blended composite benchmark was primarily hurt by its positioning within fixed income. An underweight to core bonds and a short duration position detracted as U.S. Treasury securities rallied; this was partially offset by gains in extended credit allocations as high yield fixed income securities performed well. The Fund’s underweight to cash and exposure to foreign currencies also detracted from the Fund’s relative performance. Among equities, the Fund’s underweight in European stocks was the greatest contributor to its relative performance, as European equities were hurt by the region’s sovereign debt crisis. Even though the Fund reduced exposure to emerging markets during the reporting period, the Fund’s overweight of emerging market stocks detracted from relative performance, as the region grappled with a slowdown in its growth trajectory. Within alternatives, equity REITs were a bright spot as commercial real estate continued to recover and the outlook for the U.S. housing sector improved. An out of benchmark allocation to commodities detracted from relative performance as demand slowed from emerging markets.

To implement these tactical asset allocation decisions, the Fund invested in mutual funds in the same group of investment companies (i.e. J.P. Morgan Funds), as well as third party open-end and closed-end investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Among the actively managed underlying funds, excess return was mixed during the reporting period. The Fund’s value-oriented equity strategies performed strongly and contributed to relative performance while international focused strategies were challenged. Several of the Fund’s underlying fixed income strategies underperformed their respective benchmarks and detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Among equities, the Fund favored U.S. and emerging market stocks over European stocks. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to reshape the risk profile of certain equity allocations. In the fixed income markets, the Fund’s portfolio managers believed that allocations to high yield fixed income securities remained more compelling than investment grade bonds. Among alternative investments, the Fund’s portfolio managers added the Invesco Balanced-Risk Allocation Fund and the iPath S&P 500 Dynamic VIX ETN. Along with Eaton Vance Global Macro Fund, these investments were used in an effort to limit downside risk and dampen volatility.

[1]

Effective June 1, 2012, Jonathan Shelon replaced Richard Madigan on the portfolio management team. Ken Louie, a portfolio manager for the Fund since inception, remains on the team. There was no change to the Fund’s investment strategy or objective.

[2]

Effective July 1, 2011, the Fund revised its Composite Benchmark. The allocation to the MSCI World Index was decreased by 5% and the allocation to the Barclays Capital U.S. Aggregate Index was increased by 5%.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	9.6%
2.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130%	8.9
3.	SPDR S&P 500 ETF Trust	6.1
4.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	5.1
5.	JPMorgan Growth Advantage Fund, Class R5 Shares	4.8
6.	JPMorgan Large Cap Growth Fund, Class R6 Shares	3.7
7.	JPMorgan Core Bond Fund, Class R6 Shares	3.5
8.	Vanguard Dividend Appreciation ETF	3.1
9.	JPMorgan Value Advantage Fund, Institutional Class Shares	2.7
10.	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2.6

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	40.8%
International Equity	26.5
Fixed Income	16.3
Money Market	9.0
Alternative Assets	7.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.
^	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		(5.94)%	3.15%
With Sales Charge*		(10.19)	1.43
CLASS C SHARES	1/4/10
Without CDSC		(6.39)	2.69
With CDSC**		(7.39)	2.69
INSTITUTIONAL CLASS SHARES	9/30/09	(5.59)	3.56
SELECT CLASS SHARES	9/30/09	(5.74)	3.41

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 13.7%
	Consumer Discretionary — 1.8%
	Auto Components — 0.0% (g)
2,900	BorgWarner, Inc. (a)	190,211
3,500	Denso Corp., (Japan)	119,599
3,200	WABCO Holdings, Inc. (a)	169,376

		479,186

	Automobiles — 0.1%
3,024	Bayerische Motoren Werke AG, (Germany)	218,840
15,500	Suzuki Motor Corp., (Japan)	318,260
9,900	Toyota Motor Corp., (Japan)	399,586

		936,686

	Distributors — 0.0% (g)
130,000	Li & Fung Ltd., (Hong Kong)	251,713
5,300	Pool Corp.	214,438

		466,151

	Diversified Consumer Services — 0.0% (g)
2,736	Coinstar, Inc. (a)	187,854
7,427	Grand Canyon Education, Inc. (a)	155,521

		343,375

	Hotels, Restaurants & Leisure — 0.2%
19,780	Accor S.A., (France)	619,853
2,152	BJ’s Restaurants, Inc. (a)	81,776
8,575	Carnival Corp.	293,865
63,000	Genting Singapore plc, (Singapore)	70,774
4,100	International Game Technology	64,575
5,143	Las Vegas Sands Corp.	223,669
3,410	Red Robin Gourmet Burgers, Inc. (a)	104,039
8,038	Texas Roadhouse, Inc.	148,140
1,800	Whitbread plc, (United Kingdom)	57,231
1,600	Wyndham Worldwide Corp.	84,384

		1,748,306

	Household Durables — 0.1%
3,302	Harman International Industries, Inc.	130,759
12,900	Lennar Corp., Class A	398,739
4,710	MDC Holdings, Inc.	153,876
1,229	Tempur-Pedic International, Inc. (a)	28,746

		712,120

	Internet & Catalog Retail — 0.0% (g)
51,770	Ocado Group plc, (United Kingdom) (a)	63,161

	Media — 0.8%
29,390	British Sky Broadcasting Group plc, (United Kingdom)	320,407
23,135	Cablevision Systems Corp., Class A	307,464

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
5,391	CBS Corp. (Non-Voting), Class B	176,717
43,035	Cinemark Holdings, Inc.	983,350
16,400	Comcast Corp., Class A	524,308
1,600	Discovery Communications, Inc., Class A (a)	86,400
7,200	Discovery Communications, Inc., Class C (a)	360,648
11,408	E.W. Scripps Co., Class A (a)	109,631
2,268	Morningstar, Inc.	131,181
6,700	National CineMedia, Inc.	101,639
300	New York Times Co. (The), Class A (a)	2,340
25,650	Omnicom Group, Inc.	1,246,590
4,200	Scripps Networks Interactive, Inc., Class A	238,812
3,690	SES S.A. FDR, (Luxembourg)	87,245
73,970	Societe Television Francaise 1, (France)	590,642
1,500	Time Warner Cable, Inc.	123,150
23,950	Time Warner, Inc.	922,075
19,670	Viacom, Inc., Class B	924,883
38,630	Virgin Media, Inc.	942,186
8,790	Walt Disney Co. (The)	426,315

		8,605,983

	Multiline Retail — 0.2%
17,125	Kohl’s Corp.	779,016
77,310	Marks & Spencer Group plc, (United Kingdom)	394,254
38,330	Marks & Spencer Group plc, (United Kingdom), ADR	392,499
1,900	Nordstrom, Inc.	94,411
3,725	Target Corp.	216,758

		1,876,938

	Specialty Retail — 0.3%
8,865	Chico’s FAS, Inc.	131,556
8,987	Hennes & Mauritz AB, (Sweden), Class B	322,579
7,700	Home Depot, Inc. (The)	408,023
10,631	Lowe’s Cos., Inc.	302,346
1,900	O’Reilly Automotive, Inc. (a)	159,163
5,300	Sally Beauty Holdings, Inc. (a)	136,422
3,875	Signet Jewelers Ltd., (Bermuda)	170,539
58,350	Staples, Inc.	761,467
7,800	Tiffany & Co.	413,010
1,500	Tractor Supply Co.	124,590

		2,929,695

	Textiles, Apparel & Luxury Goods — 0.1%
4,350	Adidas AG, (Germany)	311,799
743,000	China Hongxing Sports Ltd., (China) (a) (f) (i)	67,452

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
7,009	Cie Financiere Richemont S.A., (Switzerland), Class A	384,863
4,600	Coach, Inc.	269,008
5,300	Hanesbrands, Inc. (a)	146,969
874	LVMH Moet Hennessy Louis Vuitton S.A., (France)	133,014
600	NIKE, Inc., Class B	52,668

		1,365,773

	Total Consumer Discretionary	19,527,374

	Consumer Staples — 1.9%
	Beverages — 0.4%
8,200	Anheuser-Busch InBev N.V., (Belgium)	646,499
3,300	Carlsberg A/S, (Denmark), Class B	260,478
3,500	Coca-Cola Co. (The)	273,665
9,300	Diageo plc, (United Kingdom)	239,707
17,525	Diageo plc, (United Kingdom), ADR	1,806,302
4,532	PepsiCo, Inc.	320,231
4,344	Pernod-Ricard S.A., (France)	464,513

		4,011,395

	Food & Staples Retailing — 0.5%
31,750	Carrefour S.A., (France)	586,277
24,050	Distribuidora Internacional de Alimentacion S.A., (Spain) (a)	113,077
2,504	Fresh Market, Inc. (The) (a)	134,289
48,150	Koninklijke Ahold N.V., (Netherlands)	596,449
52,200	Sysco Corp.	1,556,082
165,710	Tesco plc, (United Kingdom)	805,321
2,893	United Natural Foods, Inc. (a)	158,710
25,550	Wal-Mart Stores, Inc.	1,781,346
1,000	Whole Foods Market, Inc.	95,320

		5,826,871

	Food Products — 0.6%
18,000	Ajinomoto Co., Inc., (Japan)	250,517
19,611	Danone S.A., (France)	1,218,757
8,169	General Mills, Inc.	314,833
2,500	Hershey Co. (The)	180,075
19,580	Kraft Foods, Inc., Class A	756,180
21,570	Nestle S.A., (Switzerland)	1,287,252
17,025	Nestle S.A., (Switzerland), ADR	1,017,073
2,136	TreeHouse Foods, Inc. (a)	133,051
28,265	Unilever N.V., (Netherlands)	942,638
21,970	Unilever plc, (United Kingdom), ADR	741,048

		6,841,424

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.2%
2,300	Church & Dwight Co., Inc.	127,581
1,350	Colgate-Palmolive Co.	140,535
16,450	Kimberly-Clark Corp.	1,378,017
6,940	Reckitt Benckiser Group plc, (United Kingdom)	366,827

		2,012,960

	Personal Products — 0.1%
4,840	Beiersdorf AG, (Germany)	313,765
2,100	Herbalife Ltd., (Cayman Islands)	101,493
2,225	L’Oreal S.A., (France)	260,337

		675,595

	Tobacco — 0.1%
4,164	Imperial Tobacco Group plc, (United Kingdom)	160,432
3,500	Philip Morris International, Inc.	305,410

		465,842

	Total Consumer Staples	19,834,087

	Energy — 1.4%
	Energy Equipment & Services — 0.4%
9,031	Cameron International Corp. (a)	385,714
13,810	Cie Generale de Geophysique-Veritas, (France) (a)	357,192
1,500	Dril-Quip, Inc. (a)	98,385
4,100	Ensco plc, (United Kingdom), Class A	192,577
2,015	Fugro N.V., (Netherlands), CVA	122,228
8,400	Halliburton Co.	238,476
2,500	Oil States International, Inc. (a)	165,500
14,180	Petroleum Geo-Services ASA, (Norway)	173,309
4,718	Precision Drilling Corp., (Canada) (a)	32,177
34,440	Schlumberger Ltd.	2,235,500
6,726	Seadrill Ltd., (Bermuda)	239,886
32,590	Trican Well Service Ltd., (Canada)	376,124

		4,617,068

	Oil, Gas & Consumable Fuels — 1.0%
14,700	BG Group plc, (United Kingdom)	300,930
32,180	Cameco Corp., (Canada)	706,351
10,400	Cenovus Energy, Inc., (Canada)	330,667
2,200	Chevron Corp.	232,100
3,200	Cobalt International Energy, Inc. (a)	75,200
8,949	Comstock Resources, Inc. (a)	146,943
1,900	Concho Resources, Inc. (a)	161,728
2,070	Contango Oil & Gas Co. (a)	122,544
9,000	Denbury Resources, Inc. (a)	135,990

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
23,075	Devon Energy Corp.	1,338,119
28,845	Encana Corp., (Canada)	600,748
16,315	Enterprise Products Partners LP	835,981
7,084	Hess Corp.	307,800
27,265	Kinder Morgan, Inc.	878,478
14,095	Magellan Midstream Partners LP	995,671
3,700	Noble Energy, Inc.	313,834
7,065	Occidental Petroleum Corp.	605,965
8,800	Pengrowth Energy Corp., (Canada)	55,837
26,170	Petroleo Brasileiro S.A., (Brazil), ADR	474,724
9,300	Phillips 66 (a)	309,132
10,600	Royal Dutch Shell plc, (Netherlands), ADR	714,758
3,600	Southwestern Energy Co. (a)	114,948
71,690	Talisman Energy, Inc., (Canada)	821,749
3,700	Whiting Petroleum Corp. (a)	152,144

		10,732,341

	Total Energy	15,349,409

	Financials — 1.7%
	Capital Markets — 0.3%
59,425	Bank of New York Mellon Corp. (The)	1,304,379
1,360	BlackRock, Inc.	230,955
5,600	Carlyle Group LP (The) (a)	125,496
19,300	Charles Schwab Corp. (The)	249,549
3,575	Goldman Sachs Group, Inc. (The)	342,700
419	Greenhill & Co., Inc.	14,937
12,740	Invesco Ltd.	287,924
1,800	Lazard Ltd., (Bermuda), Class A	46,782
4,524	Stifel Financial Corp. (a)	139,792
5,091	Waddell & Reed Financial, Inc., Class A	154,155

		2,896,669

	Commercial Banks — 0.5%
576,426	Bank of China Ltd., (China), Class H	221,420
30,600	Bank of East Asia Ltd., (Hong Kong)	110,289
4,897	Bank of the Ozarks, Inc.	147,302
19,800	Barclays plc, (United Kingdom)	50,594
2,897	BNP Paribas S.A., (France)	111,693
35,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	107,746
38,700	Comerica, Inc.	1,188,477
21,113	DBS Group Holdings Ltd., (Singapore)	233,208
6,948	East West Bancorp, Inc.	163,000
19,085	First Republic Bank (a)	641,256
9,806	Glacier Bancorp, Inc.	151,895
119,924	HSBC Holdings plc, (United Kingdom)	1,056,751
2,759	Iberiabank Corp.	139,191

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
9,100	ICICI Bank Ltd., (India), ADR	294,931
15,375	Standard Chartered plc, (United Kingdom)	333,991
3,207	UMB Financial Corp.	164,294

		5,116,038

	Consumer Finance — 0.1%
19,525	American Express Co.	1,136,550

	Diversified Financial Services — 0.1%
5,990	Deutsche Boerse AG, (Germany)	323,167
10,200	NASDAQ OMX Group, Inc. (The)	231,234

		554,401

	Insurance — 0.6%
500	ACE Ltd., (Switzerland)	37,065
18,350	Admiral Group plc, (United Kingdom)	342,305
5,000	Aflac, Inc.	212,950
126,800	AIA Group Ltd., (Hong Kong)	437,975
3,015	Alleghany Corp. (a)	1,024,346
1,700	Allstate Corp. (The)	59,653
1,400	Aon plc, (United Kingdom)	65,492
8,200	Assured Guaranty Ltd., (Bermuda)	115,620
6,800	Axis Capital Holdings Ltd., (Bermuda)	221,340
20,025	Berkshire Hathaway, Inc., Class B (a)	1,668,683
140,390	Mapfre S.A., (Spain)	285,603
6,375	Marsh & McLennan Cos., Inc.	205,466
6,400	Progressive Corp. (The)	133,312
4,700	RenaissanceRe Holdings Ltd., (Bermuda)	357,247
12,902	Sampo OYJ, (Finland), Class A	334,741
30,400	Symetra Financial Corp.	383,648
21,000	Willis Group Holdings plc, (United Kingdom)	766,290

		6,651,736

	Real Estate Investment Trusts (REITs) — 0.1%
7,350	American Tower Corp.	513,838
5,884	LaSalle Hotel Properties	171,460

		685,298

	Real Estate Management & Development — 0.0% (g)
2,100	Jones Lang LaSalle, Inc.	147,777
3,200	Sun Hung Kai Properties Ltd., (Hong Kong)	38,045
2,589	Zillow, Inc., Class A (a)	100,013

		285,835

	Thrifts & Mortgage Finance — 0.0% (g)
22,725	Nationstar Mortgage Holdings, Inc. (a)	489,042

	Total Financials	17,815,569

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 1.8%
	Biotechnology — 0.1%
5,273	Celgene Corp. (a)	338,316
11,900	Gilead Sciences, Inc. (a)	610,232
23,000	Seattle Genetics, Inc. (a)	583,970
1,837	United Therapeutics Corp. (a)	90,711

		1,623,229

	Health Care Equipment & Supplies — 0.4%
2,302	Analogic Corp.	142,724
18,400	Boston Scientific Corp. (a)	104,328
2,709	Cie Generale d’Optique Essilor International S.A., (France)	251,666
20,900	Covidien plc, (Ireland)	1,118,150
8,367	DexCom, Inc. (a)	108,436
35,720	Hologic, Inc. (a)	644,389
13,040	Mindray Medical International Ltd., (China), ADR	394,982
1,328	Sonova Holding AG, (Switzerland) (a)	128,450
1,010	Straumann Holding AG, (Switzerland)	148,551
4,700	Sysmex Corp., (Japan)	185,875
14,956	Teleflex, Inc.	910,970

		4,138,521

	Health Care Providers & Services — 0.4%
2,020	AMERIGROUP Corp. (a)	133,138
30,000	AmerisourceBergen Corp.	1,180,500
7,350	DaVita, Inc. (a)	721,844
4,875	Express Scripts Holding Co. (a)	272,171
35,274	Health Management Associates, Inc., Class A (a)	276,901
37,300	HealthSouth Corp. (a)	867,598
3,479	HMS Holdings Corp. (a)	115,885
52,970	Sonic Healthcare Ltd., (Australia)	692,798
3,475	UnitedHealth Group, Inc.	203,288

		4,464,123

	Health Care Technology — 0.1%
2,100	athenahealth, Inc. (a)	166,257
6,475	Cerner Corp. (a)	535,223
1,500	SXC Health Solutions Corp. (a)	148,815

		850,295

	Life Sciences Tools & Services — 0.1%
7,650	Agilent Technologies, Inc.	300,186
18,690	Lonza Group AG, (Switzerland) (a)	777,600
12,590	QIAGEN N.V., (Netherlands) (a)	210,814
7,360	WuXi PharmaTech Cayman, Inc., (China), ADR (a)	103,923

		1,392,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.7%
4,900	Allergan, Inc.	453,593
3,855	Bayer AG, (Germany)	277,789
13,970	Bayer AG, (Germany), ADR	998,296
17,950	Bristol-Myers Squibb Co.	645,303
3,640	Dr. Reddy’s Laboratories Ltd., (India), ADR	108,035
25,925	GlaxoSmithKline plc, (United Kingdom), ADR	1,181,402
13,235	Johnson & Johnson	894,157
5,326	Novartis AG, (Switzerland)	297,784
1,505	Novo Nordisk A/S, (Denmark), Class B	218,280
440	Roche Holding AG, (Switzerland)	76,003
2,100	Salix Pharmaceuticals Ltd. (a)	114,324
6,600	Santen Pharmaceutical Co., Ltd., (Japan)	271,225
17,100	Shire plc, (Ireland)	491,965
2,000	Shire plc, (Ireland), ADR	172,780
19,370	Valeant Pharmaceuticals International, Inc., (Canada) (a)	867,582

		7,068,518

	Total Health Care	19,537,209

	Industrials — 1.9%
	Aerospace & Defense — 0.2%
4,811	Aerovironment, Inc. (a)	126,577
1,775	Boeing Co. (The)	131,883
27,200	CAE, Inc., (Canada)	264,226
9,370	European Aeronautic Defence and Space Co., N.V., (Netherlands)	332,548
3,280	Lockheed Martin Corp.	285,622
1,600	Rockwell Collins, Inc.	78,960
37,275	Spirit Aerosystems Holdings, Inc., Class A (a)	888,263
1,100	TransDigm Group, Inc. (a)	147,730
4,900	United Technologies Corp.	370,097

		2,625,906

	Air Freight & Logistics — 0.1%
1,400	C.H. Robinson Worldwide, Inc.	81,942
26,725	Expeditors International of Washington, Inc.	1,035,594
450	FedEx Corp.	41,224
1,881	Forward Air Corp.	60,700
41,758	PostNL N.V., (Netherlands)	172,521

		1,391,981

	Airlines — 0.1%
34,340	Ryanair Holdings plc, (Ireland), ADR (a)	1,043,936

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Building Products — 0.0% (g)
4,342	Assa Abloy AB, (Sweden), Class B	121,255
12,059	Fortune Brands Home & Security, Inc. (a)	268,554

		389,809

	Commercial Services & Supplies — 0.2%
20,695	Avery Dennison Corp.	565,801
25,275	Cintas Corp.	975,868
5,280	Edenred, (France)	149,685
6,725	Iron Mountain, Inc.	221,656
755	Portfolio Recovery Associates, Inc. (a)	68,901
6,675	Republic Services, Inc.	176,620
900	Stericycle, Inc. (a)	82,503

		2,241,034

	Construction & Engineering — 0.0% (g)
1,856	Bouygues S.A., (France)	49,803
1,709	Chicago Bridge & Iron Co. N.V., (Netherlands)	64,874
5,000	JGC Corp., (Japan)	144,957
3,900	URS Corp.	136,032

		395,666

	Electrical Equipment — 0.1%
3,600	AMETEK, Inc.	179,676
1,300	Cooper Industries plc	88,634
2,500	Emerson Electric Co.	116,450
1,912	Franklin Electric Co., Inc.	97,761
6,080	Nexans S.A., (France)	235,840
11,170	Prysmian S.p.A., (Italy)	166,612
5,676	Schneider Electric S.A., (France)	315,493

		1,200,466

	Industrial Conglomerates — 0.3%
22,025	3M Co.	1,973,440
3,850	Danaher Corp.	200,508
8,400	General Electric Co.	175,056
7,620	Siemens AG, (Germany)	640,287
5,717	Tyco International Ltd., (Switzerland)	302,144

		3,291,435

	Machinery — 0.4%
1,414	Andritz AG, (Austria)	72,715
1,225	Caterpillar, Inc.	104,015
5,618	Colfax Corp. (a)	154,888
6,775	Eaton Corp.	268,493
1,700	FANUC Corp., (Japan)	279,448
2,600	Gardner Denver, Inc.	137,566
21,375	Illinois Tool Works, Inc.	1,130,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
21,225	Ingersoll-Rand plc, (Ireland)	895,271
2,300	Nordson Corp.	117,967
2,000	Pall Corp.	109,620
2,100	SMC Corp., (Japan)	364,093
1,600	SPX Corp.	104,512
1,850	Stanley Black & Decker, Inc.	119,066
740	Wabtec Corp.	57,727
6,880	Westport Innovations, Inc., (Canada) (a)	252,840

		4,168,745

	Marine — 0.1%
2,090	D/S Norden A/S, (Denmark)	55,473
10,860	Diana Shipping, Inc., (Greece) (a)	84,491
45,400	Mitsui OSK Lines Ltd., (Japan)	163,661
56,000	Nippon Yusen KK, (Japan)	148,111
124,000	Pacific Basin Shipping Ltd., (Hong Kong)	53,341

		505,077

	Professional Services — 0.2%
5,870	Adecco S.A., (Switzerland) (a)	261,038
3,652	Advisory Board Co. (The) (a)	181,103
3,573	Corporate Executive Board Co. (The)	146,064
2,100	IHS, Inc., Class A (a)	226,233
2,300	Manpower, Inc.	84,295
20,200	Nielsen Holdings N.V. (a)	529,644
8,440	Randstad Holding N.V., (Netherlands)	248,869

		1,677,246

	Road & Rail — 0.1%
23,900	Firstgroup plc, (United Kingdom)	84,354
3,500	Kansas City Southern	243,460
2,200	Norfolk Southern Corp.	157,894
1,000	Union Pacific Corp.	119,310

		605,018

	Trading Companies & Distributors — 0.1%
41,480	Air Lease Corp. (a)	804,297
2,300	Mitsubishi Corp., (Japan)	46,493

		850,790

	Transportation Infrastructure — 0.0% (g)
19,980	Groupe Eurotunnel S.A., (France)	162,403

	Total Industrials	20,549,512

	Information Technology — 2.1%
	Communications Equipment — 0.1%
3,246	Acme Packet, Inc. (a)	60,538
191,060	Alcatel-Lucent, (France), ADR (a)	311,428

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
4,368	Ceragon Networks Ltd., (Israel) (a)	37,434
9,063	Ixia (a)	108,937
3,784	NETGEAR, Inc. (a)	130,586
4,300	QUALCOMM, Inc.	239,424

		888,347

	Computers & Peripherals — 0.1%
1,462	Apple, Inc. (a)	853,808
2,421	Gemalto N.V., (Netherlands)	173,884
3,500	NetApp, Inc. (a)	111,370
19,649	QLogic Corp. (a)	268,995

		1,408,057

	Electronic Equipment, Instruments & Components — 0.4%
21,025	Avnet, Inc. (a)	648,831
21,382	Corning, Inc.	276,469
4,000	Hamamatsu Photonics KK, (Japan)	135,703
48,000	Hitachi Ltd., (Japan)	295,960
4,550	Jabil Circuit, Inc.	92,502
1,980	Keyence Corp., (Japan)	489,799
12,969	LG Display Co., Ltd., (South Korea), ADR (a)	122,557
4,300	Murata Manufacturing Co., Ltd., (Japan)	226,183
3,900	National Instruments Corp.	104,754
41,600	Premier Farnell plc, (United Kingdom)	112,781
44,250	TE Connectivity Ltd., (Switzerland)	1,412,018
2,300	Trimble Navigation Ltd. (a)	105,823

		4,023,380

	Internet Software & Services — 0.2%
1,850	Google, Inc., Class A (a)	1,073,130
11,000	Tencent Holdings Ltd., (China)	324,844
3,900	VeriSign, Inc. (a)	169,923
16,852	Yahoo!, Inc. (a)	266,767

		1,834,664

	IT Services — 0.6%
24,125	Accenture plc, (Ireland), Class A	1,449,671
2,800	Alliance Data Systems Corp. (a)	378,000
12,260	Amadeus IT Holding S.A., (Spain), Class A	259,743
36,950	Amdocs Ltd. (a)	1,098,154
18,050	Automatic Data Processing, Inc.	1,004,663
8,970	Cap Gemini S.A., (France)	330,147
6,000	Gartner, Inc. (a)	258,300
13,050	Genpact Ltd., (Bermuda) (a)	217,022
3,500	Global Payments, Inc.	151,305
3,450	International Business Machines Corp.	674,751
6,600	Jack Henry & Associates, Inc.	227,832

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
8,200	NeuStar, Inc., Class A (a)	273,880
2,000	Teradata Corp. (a)	144,020
3,500	Vantiv, Inc., Class A (a)	81,515
2,700	VeriFone Systems, Inc. (a)	89,343
1,000	Visa, Inc., Class A	123,630

		6,761,976

	Office Electronics — 0.0% (g)
4,100	Canon, Inc., (Japan)	163,633
63,670	Xerox Corp.	501,083

		664,716

	Semiconductors & Semiconductor Equipment — 0.3%
3,500	Altera Corp.	118,440
4,200	Analog Devices, Inc.	158,214
7,812	ASML Holding N.V., (Netherlands)	401,405
62,835	Atmel Corp. (a)	420,994
15,300	Broadcom Corp., Class A (a)	517,140
6,700	KLA-Tencor Corp.	329,975
993	Samsung Electronics Co., Ltd., (South Korea), GDR	328,042
27,100	Sumco Corp., (Japan) (a)	246,519
6,700	Tokyo Electron Ltd., (Japan)	314,196

		2,834,925

	Software — 0.4%
1,600	ANSYS, Inc. (a)	100,976
2,565	CommVault Systems, Inc. (a)	127,147
102,120	Compuware Corp. (a)	948,695
2,600	Informatica Corp. (a)	110,136
2,800	MICROS Systems, Inc. (a)	143,360
41,750	Microsoft Corp.	1,277,132
22,538	Oracle Corp.	669,379
2,100	Red Hat, Inc. (a)	118,608
3,855	Rovi Corp. (a)	75,635
1,452	SAP AG, (Germany)	85,981
3,000	Solera Holdings, Inc.	125,370
3,800	Trend Micro, Inc., (Japan)	111,949
4,830	Websense, Inc. (a)	90,466

		3,984,834

	Total Information Technology	22,400,899

	Materials — 0.7%
	Chemicals — 0.4%
2,508	Air Liquide S.A., (France)	286,736
2,300	Air Products & Chemicals, Inc.	185,679
2,400	Airgas, Inc.	201,624

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Chemicals — Continued
2,500	Dow Chemical Co. (The)	78,750
6,800	Ecolab, Inc.	466,004
16,390	Johnson Matthey plc, (United Kingdom)	568,402
1,148	Linde AG, (Germany)	178,790
14,950	Monsanto Co.	1,237,561
3,000	Shin-Etsu Chemical Co., Ltd., (Japan)	165,204
2,456	Syngenta AG, (Switzerland)	840,751
2,559	Westlake Chemical Corp.	133,734

		4,343,235

	Construction Materials — 0.0% (g)
18,150	CRH plc, (Ireland)	350,169
6,000	Holcim Ltd., (Switzerland) (a)	332,433

		682,602

	Containers & Packaging — 0.1%
31,455	Crown Holdings, Inc. (a)	1,084,883

	Metals & Mining — 0.2%
4,100	Allegheny Technologies, Inc.	130,749
333,370	Alumina Ltd., (Australia)	273,431
4,800	Barrick Gold Corp., (Canada)	180,807
6,166	BHP Billiton Ltd., (Australia)	200,841
1,925	Inmet Mining Corp., (Canada)	78,902
3,490	Newcrest Mining Ltd., (Australia)	81,216
36,200	Norsk Hydro ASA, (Norway)	163,251
1,800	Nucor Corp.	68,220
7,700	Rio Tinto plc, (United Kingdom)	365,932
1,750	Royal Gold, Inc.	137,200
3,280	Umicore S.A., (Belgium)	151,651

		1,832,200

	Total Materials	7,942,920

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
5,514	Koninklijke KPN N.V., (Netherlands)	52,725
1,409	Oi S.A., (Brazil), ADR	6,552
181	Swisscom AG, (Switzerland)	72,921
40,360	Telenor ASA, (Norway)	674,751
1,300	TELUS Corp. (Non-Voting), (Canada)	76,064

		883,013

	Wireless Telecommunication Services — 0.1%
8,100	SBA Communications Corp., Class A (a)	462,105
14,800	Softbank Corp., (Japan)	550,910

		1,013,015

	Total Telecommunication Services	1,896,028

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 0.2%
	Gas Utilities — 0.1%
98,560	Hong Kong & China Gas Co., Ltd., (Hong Kong)	209,371
27,555	Questar Corp.	574,797

		784,168

	Multi-Utilities — 0.0% (g)
2,700	GDF Suez, (France)	64,389
20,500	National Grid plc, (United Kingdom)	217,260

		281,649

	Water Utilities — 0.1%
30,445	American Water Works Co., Inc.	1,043,655

	Total Utilities	2,109,472

	Total Common Stocks (Cost $133,378,823)	146,962,479

Preferred Stock — 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
12,915	Oi S.A., (Brazil), ADR (Cost $191,501)	159,371

Investment Companies — 78.0%
	Alternative Assets — 9.7%
3,023,759	Eaton Vance Global Macro Absolute Return Fund, Class I	29,602,602
515,304	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (b)	8,280,943
1,712,887	Invesco Balanced-Risk Allocation Fund, Class Y	21,359,706
2,146,238	JPMorgan Realty Income Fund, Class R5 Shares (b)	24,767,584
1,471,455	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	14,596,834
36,700	SPDR Gold Shares (a)	5,695,473

	Total Alternative Assets	104,303,142

	Fixed Income — 29.0%
5,024,092	JPMorgan Core Bond Fund, Class R6 Shares (b)	60,289,107
3,291,637	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	32,192,206
3,073,325	JPMorgan High Yield Fund, Class R6 Shares (b)	24,187,071
3,732,962	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	39,830,706
4,824,967	JPMorgan Multi-Sector Income Fund, Class R6 Shares (b)	48,201,416
7,755,918	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	85,159,983

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	Fixed Income — Continued
1,873,423	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	21,712,976

	Total Fixed Income	311,573,465

	International Equity — 8.5%
422,091	Artisan International Value Fund	11,172,742
1,054,000	iShares MSCI EAFE Index Fund	52,657,840
1,291,004	Matthews Pacific Tiger Fund	28,014,783

	Total International Equity	91,845,365

	Money Market — 11.9%
127,681,938	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l)	127,681,938

	U.S. Equity — 18.9%
107,973	iPath S&P 500 Dynamic VIX ETN	6,146,903
3,918,703	JPMorgan Equity Income Fund, Class R6 Shares (b)	39,030,281
2,965,441	JPMorgan Growth Advantage Fund, Class R5 Shares (a) (b)	28,735,120
1,179,230	JPMorgan Large Cap Growth Fund, Class R6 Shares (b)	28,018,511
766,036	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	13,198,798
1,543,955	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	33,210,481
289,500	SPDR S&P 500 ETF Trust	39,450,165
268,100	Vanguard Dividend Appreciation ETF	15,198,589

	Total U.S. Equity	202,988,848

	Total Investment Companies (Cost $813,906,689)	838,392,758

PRINCIPAL AMOUNT($)
Convertible Bonds — 0.0% (g)
	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
100,000	Bristow Group, Inc., 3.000%, 06/15/38	100,750

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
175,000	Trinity Industries, Inc., 3.875%, 06/01/36 (m)	172,594

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
200,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e) (m)	191,000

	Total Convertible Bonds (Cost $492,611)	464,344

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — 3.6%
	Consumer Discretionary — 1.0%
	Auto Components — 0.1%
300,000	Dana Holding Corp., 6.750%, 02/15/21	324,000
300,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	317,625
275,000	Tenneco, Inc., 6.875%, 12/15/20	297,000

		938,625

	Diversified Consumer Services — 0.0% (g)
132,887	ServiceMaster Co., PIK, 10.750%, 07/15/15 (e)	137,041

	Hotels, Restaurants & Leisure — 0.2%
375,000	Ameristar Casinos, Inc., 7.500%, 04/15/21	401,250
250,000	Boyd Gaming Corp., 9.125%, 12/01/18	257,500
150,000	Isle of Capri Casinos, Inc., 7.000%, 03/01/14	149,813
1,250,000	MGM Resorts International, 13.000%, 11/15/13	1,425,000
300,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	328,500
300,000	Vail Resorts, Inc., 6.500%, 05/01/19	314,999

		2,877,062

	Media — 0.4%
300,000	Allbritton Communications Co., 8.000%, 05/15/18	313,500
100,000	Cablevision Systems Corp., 8.000%, 04/15/20 (m)	108,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
400,000	6.500%, 04/30/21 (m)	426,000
150,000	6.625%, 01/31/22 (m)	160,500
475,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e) (m)	511,812
225,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20 (e)	219,938
200,000	CSC Holdings LLC, 6.750%, 11/15/21 (e) (m)	213,000
300,000	Cumulus Media Holdings, Inc., 7.750%, 05/01/19	282,750
	DISH DBS Corp.,
75,000	5.875%, 07/15/22 (e) (m)	75,750
400,000	6.750%, 06/01/21 (m)	432,000
300,000	Gray Television, Inc., 10.500%, 06/29/15	312,000
375,000	Lamar Media Corp., 5.875%, 02/01/22 (e)	384,375

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — Continued
250,000	Production Resource Group, Inc., 8.875%, 05/01/19 (f) (i)	188,750
300,000	Valassis Communications, Inc., 6.625%, 02/01/21	291,000
375,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	403,125

		4,322,500

	Specialty Retail — 0.2%
250,000	AutoNation, Inc., 5.500%, 02/01/20	257,500
150,000	Jo-Ann Stores, Inc., 8.125%, 03/15/19 (e)	149,250
250,000	Limited Brands, Inc., 5.625%, 02/15/22	257,500
225,000	Michael’s Stores, Inc., 7.750%, 11/01/18	237,375
400,000	Penske Automotive Group, Inc., 7.750%, 12/15/16	415,000
300,000	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	313,875
300,000	Susser Holdings LLC/Susser Finance Corp., 8.500%, 05/15/16	326,250

		1,956,750

	Textiles, Apparel & Luxury Goods — 0.1%
450,000	Hanesbrands, Inc., 6.375%, 12/15/20 (m)	473,625
200,000	Levi Strauss & Co., 6.875%, 05/01/22 (e)	205,250
250,000	Polymer Group, Inc., 7.750%, 02/01/19	264,063

		942,938

	Total Consumer Discretionary	11,174,916

	Consumer Staples — 0.3%
	Beverages — 0.0% (g)
150,000	Cott Beverages, Inc., 8.125%, 09/01/18	163,688

	Food & Staples Retailing — 0.2%
300,000	Ingles Markets, Inc., 8.875%, 05/15/17	326,625
175,000	Pantry, Inc. (The), 7.750%, 02/15/14	175,000
350,000	Stater Bros Holdings, Inc., 7.375%, 11/15/18	379,312
	SUPERVALU, Inc.,
300,000	7.500%, 11/15/14	304,500
100,000	8.000%, 05/01/16	101,250
150,000	U.S. Foods, Inc., 8.500%, 06/30/19 (e)	153,375

		1,440,062

	Food Products — 0.1%
250,000	Del Monte Corp., 7.625%, 02/15/19 (m)	252,187
300,000	Michael Foods Group, Inc., 9.750%, 07/15/18	329,250

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
100,000	8.250%, 09/01/17	105,750
300,000	9.250%, 04/01/15	308,250

		995,437

	Personal Products — 0.0% (g)
300,000	NBTY, Inc., 9.000%, 10/01/18	331,500

	Total Consumer Staples	2,930,687

	Energy — 0.4%
	Energy Equipment & Services — 0.1%
150,000	Basic Energy Services, Inc., 7.750%, 02/15/19	144,000
300,000	Cie Generale de Geophysique-Veritas, (France), 7.750%, 05/15/17	310,500
250,000	FTS International Services LLC/FTS International Bonds, Inc., 7.125%, 11/15/18 (e)	251,875
	SESI LLC,
225,000	6.375%, 05/01/19	235,688
200,000	7.125%, 12/15/21 (e)	217,500
300,000	Unit Corp., 6.625%, 05/15/21	298,500

		1,458,063

	Oil, Gas & Consumable Fuels — 0.3%
250,000	Chaparral Energy, Inc., 8.250%, 09/01/21	264,375
150,000	Chesapeake Energy Corp., 6.775%, 03/15/19 (m)	146,250
300,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	309,000
225,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	205,312
350,000	Inergy LP/Inergy Finance Corp., 7.000%, 10/01/18	360,500
400,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	396,000
300,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	307,500
350,000	Plains Exploration & Production Co., 6.750%, 02/01/22	357,000
225,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	236,250

		2,582,187

	Total Energy	4,040,250

	Financials — 0.3%
	Capital Markets — 0.0% (g)
100,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22 (m)	103,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Commercial Banks — 0.1%
	CIT Group, Inc.,
100,000	5.500%, 02/15/19 (e) (m)	102,750
350,000	7.000%, 05/02/16 (e) (m)	350,875
38,391	7.000%, 05/02/17 (e) (m)	38,463

		492,088

	Consumer Finance — 0.0% (g)
200,000	Ally Financial, Inc., 6.750%, 12/01/14 (m)	210,500

	Diversified Financial Services — 0.1%
1,200,000	International Lease Finance Corp., 6.375%, 03/25/13	1,225,500
150,000	Nuveen Investments, Inc., 10.500%, 11/15/15	152,250

		1,377,750

	Real Estate Investment Trusts (REITs) — 0.0% (g)
250,000	Felcor Lodging LP, 6.750%, 06/01/19	255,937

	Real Estate Management & Development — 0.1%
225,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	234,563
100,000	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	104,125

		338,688

	Total Financials	2,777,963

	Health Care — 0.3%
	Health Care Equipment & Supplies — 0.1%
350,000	Alere, Inc., 7.875%, 02/01/16 (f) (i)	358,750
450,000	Biomet, Inc., 11.625%, 10/15/17	485,437

		844,187

	Health Care Providers & Services — 0.2%
300,000	DaVita, Inc., 6.625%, 11/01/20 (m)	312,750
300,000	Fresenius Medical Care U.S. Finance II, Inc., 5.875%, 01/31/22 (e) (m)	312,375
350,000	HCA Holdings, Inc., 7.750%, 05/15/21 (m)	375,375
200,000	HCA, Inc., 5.875%, 03/15/22 (m)	209,000
200,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	219,000
200,000	Tenet Healthcare Corp., 6.250%, 11/01/18	211,500
200,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18 (m)	204,500

		1,844,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.0% (g)
300,000	MedAssets, Inc., 8.000%, 11/15/18	316,500

	Pharmaceuticals — 0.0% (g)
325,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	338,813
125,000	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, 09/15/18	134,062

		472,875

	Total Health Care	3,478,062

	Industrials — 0.4%
	Airlines — 0.0% (g)
300,000	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	312,000

	Commercial Services & Supplies — 0.2%
250,000	ARAMARK Corp., 8.500%, 02/01/15 (m)	255,940
300,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	307,128
350,000	Geo Group, Inc. (The), 6.625%, 02/15/21	361,375
	Iron Mountain, Inc.,
300,000	6.625%, 01/01/16	300,600
225,000	8.000%, 06/15/20	238,219
200,000	R.R. Donnelley & Sons Co., 7.250%, 05/15/18	190,500
425,000	West Corp., 7.875%, 01/15/19	444,125

		2,097,887

	Industrial Conglomerates — 0.0% (g)
100,000	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	108,500

	Machinery — 0.0% (g)
200,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	208,500
100,000	Meritor, Inc., 8.125%, 09/15/15	105,375

		313,875

	Professional Services — 0.0% (g)
300,000	FTI Consulting, Inc., 6.750%, 10/01/20	316,500

	Road & Rail — 0.1%
325,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19 (e)	348,562
200,000	Hertz Corp. (The), 6.750%, 04/15/19	208,000

		556,562

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Trading Companies & Distributors — 0.1%
	UR Merger Sub Corp.,
200,000	5.750%, 07/15/18 (e) (m)	208,000
250,000	8.250%, 02/01/21	266,250

		474,250

	Total Industrials	4,179,574

	Information Technology — 0.3%
	Communications Equipment — 0.1%
125,000	Avaya, Inc., 9.750%, 11/01/15	103,438
350,000	CommScope, Inc., 8.250%, 01/15/19 (e)	370,125

		473,563

	Electronic Equipment, Instruments & Components — 0.0% (g)
275,000	Sanmina-SCI Corp., 7.000%, 05/15/19 (e)	266,750

	Internet Software & Services — 0.0% (g)
375,000	Equinix, Inc., 7.000%, 07/15/21	412,500

	IT Services — 0.1%
	SunGard Data Systems, Inc.,
475,000	7.625%, 11/15/20 (m)	505,875
100,000	10.250%, 08/15/15 (m)	102,750

		608,625

	Semiconductors & Semiconductor Equipment — 0.1%
375,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	412,500
400,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	413,000

		825,500

	Software — 0.0% (g)
250,000	Lawson Software, Inc., 9.375%, 04/01/19 (e)	266,875

	Total Information Technology	2,853,813

	Materials — 0.1%
	Chemicals — 0.0% (g)
225,000	Ferro Corp., 7.875%, 08/15/18	219,375
250,000	Huntsman International LLC, 5.500%, 06/30/16	250,000

		469,375

	Containers & Packaging — 0.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100,000	7.125%, 04/15/19 (e) (m)	104,750
150,000	7.750%, 10/15/16 (e) (m)	157,875
150,000	8.500%, 05/15/18 (e) (m)	147,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — Continued
100,000	9.000%, 04/15/19 (e) (m)	99,750
100,000	9.875%, 08/15/19 (e) (m)	103,750
300,000	Sealed Air Corp., 8.125%, 09/15/19 (e) (m)	334,500

		947,625

	Metals & Mining — 0.0% (g)
200,000	JMC Steel Group, 8.250%, 03/15/18 (e)	198,500

	Total Materials	1,615,500

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
275,000	Frontier Communications Corp., 8.500%, 04/15/20 (m)	291,500
300,000	GCI, Inc., 6.750%, 06/01/21	290,250
	Hughes Satellite Systems Corp.,
150,000	6.500%, 06/15/19 (m)	159,375
275,000	7.625%, 06/15/21 (m)	299,062
300,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21 (m)	317,250
	Intelsat Luxembourg S.A., (Luxembourg),
200,000	11.250%, 02/04/17 (m)	206,000
115,000	PIK, 11.500%, 02/04/17 (e) (m)	118,737
	Level 3 Financing, Inc.,
150,000	8.125%, 07/01/19 (m)	153,938
100,000	8.750%, 02/15/17 (m)	104,000
250,000	PAETEC Holding Corp., 9.875%, 12/01/18	279,375
300,000	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	313,500
150,000	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	153,000
225,000	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19 (m)	252,844
475,000	Windstream Corp., 7.750%, 10/15/20 (m)	503,500
200,000	Zayo Escrow Corp., 8.125%, 01/01/20 (e)	209,000

		3,651,331

	Wireless Telecommunication Services — 0.1%
	Nextel Communications, Inc.,
32,000	6.875%, 10/31/13 (m)	32,120
150,000	7.375%, 08/01/15 (m)	150,188
150,000	Sprint Nextel Corp., 7.000%, 03/01/20 (e) (m)	156,000
300,000	Syniverse Holdings, Inc., 9.125%, 01/15/19	325,500

		663,808

	Total Telecommunication Services	4,315,139

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Utilities — 0.1%
	Gas Utilities — 0.0% (g)
250,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	251,250

	Independent Power Producers & Energy Traders — 0.1%
225,000	AES Corp. (The), 7.375%, 07/01/21 (e) (m)	250,313
400,000	Calpine Corp., 7.500%, 02/15/21 (e) (m)	432,000
100,000	GenOn Americas Generation LLC, 8.500%, 10/01/21	90,000
	NRG Energy, Inc.,
150,000	7.875%, 05/15/21 (m)	151,500
200,000	8.250%, 09/01/20 (m)	207,000

		1,130,813

	Total Utilities	1,382,063

	Total Corporate Bonds (Cost $37,999,442)	38,747,967

Structured Notes — 3.1%
	International Equity — 2.1%
11,000,000	Deutsche Bank AG, Knock-Out Buffer Notes, Linked to the iShares MSCI Emerging Markets Index Fund, maximum return of 20.050%, due 12/26/12 (a)	12,296,900
10,700,000	BNP Paribas, Return Notes, Linked to the Performance of the MSCI Daily Total Return Net World Index, 101% of the index, 06/14/13 (a)	10,843,380

		23,140,280

	U.S. Equity — 1.0%
11,100,000	HSBC USA, Inc., Dual Index Notes, Linked to the S&P 500 Index and the MSCI All Country Asia Ex Japan Index, maximum return of 38%, 12/13/12 (a)	10,441,770

	Total Structured Notes (Cost $32,800,000)	33,582,050

Loan Participations & Assignments — 0.2%
	Consumer Discretionary — 0.0% (g)
	Hotels, Restaurants & Leisure — 0.0% (g)
350,000	MGM Resorts, Class E Loan, VAR, 5.000%, 02/23/15	352,041

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
250,000	Chesapeake Energy, Term Loan, VAR, 12/02/17 ^	247,785

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Financials — 0.1%
	Capital Markets — 0.1%
250,000	AlixPartners LLC, Term B-2 Loan, VAR, 6.500%, 05/29/19	246,750
	Nuveen Investments Extended, First Lien Term Loan,
135,982	VAR, 5.961%, 05/13/17	133,671
100,536	VAR, 5.966%, 05/13/17	98,827
13,482	VAR, 5.967%, 05/13/17	13,252

		492,500

	Insurance — 0.0% (g)
400,000	Asurion LLC, 2nd Lien Term Loan, VAR, 9.000%, 05/24/19	407,000

	Total Financials	899,500

	Industrials — 0.0% (g)
	Commercial Services & Supplies — 0.0% (g)
250,000	Brickman Group, Term Loan, VAR, 5.500%, 10/14/16	249,532

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
250,000	Level 3 Financing, Inc., Tranche B II Term Loan, VAR, 5.750%, 09/01/18	249,765
200,000	Zayo Group, Term Loan B, VAR, 06/14/19 ^	200,464

	Total Telecommunication Services	450,229

	Total Loan Participations & Assignments (Cost $2,186,014)	2,199,087

	Total Investments — 98.6% (Cost $1,020,955,080)	1,060,508,056
	Other Assets in Excess of Liabilities — 1.4%	14,949,270

	NET ASSETS — 100.0%	$1,075,457,326

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	94.2%
United Kingdom	1.1
Others (each less than 1.0%)	4.7

*	Percentages indicated are based upon total investments as of June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 13.6%
	Consumer Discretionary — 2.1%
	Auto Components — 0.0% (g)
2,250	BorgWarner, Inc. (a)	147,577
2,700	Denso Corp., (Japan)	92,262
2,500	WABCO Holdings, Inc. (a)	132,325

		372,164

	Automobiles — 0.1%
2,346	Bayerische Motoren Werke AG, (Germany)	169,775
13,500	Suzuki Motor Corp., (Japan)	277,194
7,700	Toyota Motor Corp., (Japan)	310,789

		757,758

	Distributors — 0.0% (g)
100,000	Li & Fung Ltd., (Hong Kong)	193,625
4,000	Pool Corp.	161,840

		355,465

	Diversified Consumer Services — 0.1%
4,116	Coinstar, Inc. (a)	282,604
11,173	Grand Canyon Education, Inc. (a)	233,963

		516,567

	Hotels, Restaurants & Leisure — 0.2%
14,540	Accor S.A., (France)	455,645
3,238	BJ’s Restaurants, Inc. (a)	123,044
6,725	Carnival Corp.	230,466
49,000	Genting Singapore plc, (Singapore)	55,046
2,500	International Game Technology	39,375
11,083	Las Vegas Sands Corp.	482,000
5,130	Red Robin Gourmet Burgers, Inc. (a)	156,516
12,092	Texas Roadhouse, Inc.	222,855
1,400	Whitbread plc, (United Kingdom)	44,513
1,200	Wyndham Worldwide Corp.	63,288

		1,872,748

	Household Durables — 0.2%
4,965	Harman International Industries, Inc.	196,614
27,800	Lennar Corp., Class A	859,298
7,085	MDC Holdings, Inc.	231,467
1,849	Tempur-Pedic International, Inc. (a)	43,248

		1,330,627

	Internet & Catalog Retail — 0.0% (g)
62,150	Ocado Group plc, (United Kingdom) (a)	75,825

	Media — 0.8%
26,220	British Sky Broadcasting Group plc, (United Kingdom)	285,848
49,859	Cablevision Systems Corp., Class A	662,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
11,617	CBS Corp. (Non-Voting), Class B	380,805
12,800	Comcast Corp., Class A	409,216
1,000	Discovery Communications, Inc., Class A (a)	54,000
5,500	Discovery Communications, Inc., Class C (a)	275,495
17,197	E.W. Scripps Co., Class A (a)	165,263
3,408	Morningstar, Inc.	197,119
5,100	National CineMedia, Inc.	77,367
200	New York Times Co. (The), Class A (a)	1,560
21,200	Omnicom Group, Inc.	1,030,320
3,300	Scripps Networks Interactive, Inc., Class A	187,638
3,500	SES S.A. FDR, (Luxembourg)	82,753
44,750	Societe Television Francaise 1, (France)	357,324
1,300	Time Warner Cable, Inc.	106,730
20,500	Time Warner, Inc.	789,250
30,520	Virgin Media, Inc.	744,383
13,853	Walt Disney Co. (The)	671,870

		6,479,567

	Multiline Retail — 0.2%
14,675	Kohl’s Corp.	667,566
65,430	Marks & Spencer Group plc, (United Kingdom)	333,670
1,450	Nordstrom, Inc.	72,050
2,875	Target Corp.	167,296

		1,240,582

	Specialty Retail — 0.4%
13,334	Chico’s FAS, Inc.	197,877
6,981	Hennes & Mauritz AB, (Sweden), Class B	250,576
6,100	Home Depot, Inc. (The)	323,239
22,910	Lowe’s Cos., Inc.	651,560
1,450	O’Reilly Automotive, Inc. (a)	121,466
4,000	Sally Beauty Holdings, Inc. (a)	102,960
3,000	Signet Jewelers Ltd., (Bermuda)	132,030
49,950	Staples, Inc.	651,848
6,000	Tiffany & Co.	317,700
1,150	Tractor Supply Co.	95,519

		2,844,775

	Textiles, Apparel & Luxury Goods — 0.1%
3,770	Adidas AG, (Germany)	270,226
755,000	China Hongxing Sports Ltd., (China) (a) (f) (i)	68,542
5,443	Cie Financiere Richemont S.A., (Switzerland), Class A	298,874
3,500	Coach, Inc.	204,680
4,100	Hanesbrands, Inc. (a)	113,693

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
679	LVMH Moet Hennessy Louis Vuitton S.A., (France)	103,337
500	NIKE, Inc., Class B	43,890

		1,103,242

	Total Consumer Discretionary	16,949,320

	Consumer Staples — 1.9%
	Beverages — 0.4%
7,800	Anheuser-Busch InBev N.V., (Belgium)	614,962
2,450	Carlsberg A/S, (Denmark), Class B	193,385
7,543	Coca-Cola Co. (The)	589,787
7,800	Diageo plc, (United Kingdom)	201,045
6,525	Diageo plc, (United Kingdom), ADR	672,532
9,766	PepsiCo, Inc.	690,066
3,369	Pernod-Ricard S.A., (France)	360,254

		3,322,031

	Food & Staples Retailing — 0.6%
23,670	Carrefour S.A., (France)	437,076
14,600	Distribuidora Internacional de Alimentacion S.A., (Spain) (a)	68,645
3,766	Fresh Market, Inc. (The) (a)	201,971
36,560	Koninklijke Ahold N.V., (Netherlands)	452,880
44,450	Sysco Corp.	1,325,055
134,970	Tesco plc, (United Kingdom)	655,930
4,350	United Natural Foods, Inc. (a)	238,641
21,600	Wal-Mart Stores, Inc.	1,505,952
800	Whole Foods Market, Inc.	76,256

		4,962,406

	Food Products — 0.6%
14,000	Ajinomoto Co., Inc., (Japan)	194,846
15,633	Danone S.A., (France)	971,538
17,601	General Mills, Inc.	678,343
1,900	Hershey Co. (The)	136,857
17,194	Nestle S.A., (Switzerland)	1,026,101
14,575	Nestle S.A., (Switzerland), ADR	870,711
3,222	TreeHouse Foods, Inc. (a)	200,698
16,830	Unilever plc, (United Kingdom), ADR	567,676

		4,646,770

	Household Products — 0.2%
1,800	Church & Dwight Co., Inc.	99,846
1,050	Colgate-Palmolive Co.	109,305
13,925	Kimberly-Clark Corp.	1,166,497
4,740	Reckitt Benckiser Group plc, (United Kingdom)	250,542

		1,626,190

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.1%
4,780	Beiersdorf AG, (Germany)	309,876
1,600	Herbalife Ltd., (Cayman Islands)	77,328
2,500	L’Oreal S.A., (France)	292,513

		679,717

	Tobacco — 0.0% (g)
3,101	Imperial Tobacco Group plc, (United Kingdom)	119,476
2,700	Philip Morris International, Inc.	235,602

		355,078

	Total Consumer Staples	15,592,192

	Energy — 1.3%
	Energy Equipment & Services — 0.5%
13,879	Cameron International Corp. (a)	592,772
9,070	Cie Generale de Geophysique-Veritas, (France) (a)	234,593
1,200	Dril-Quip, Inc. (a)	78,708
3,200	Ensco plc, (United Kingdom), Class A	150,304
1,568	Fugro N.V., (Netherlands), CVA	95,113
6,500	Halliburton Co.	184,535
1,900	Oil States International, Inc. (a)	125,780
9,320	Petroleum Geo-Services ASA, (Norway)	113,910
7,096	Precision Drilling Corp., (Canada) (a)	48,395
27,470	Schlumberger Ltd.	1,783,078
4,963	Seadrill Ltd., (Bermuda)	177,008
24,340	Trican Well Service Ltd., (Canada)	280,910

		3,865,106

	Oil, Gas & Consumable Fuels — 0.8%
11,600	BG Group plc, (United Kingdom)	237,469
24,130	Cameco Corp., (Canada)	529,653
8,000	Cenovus Energy, Inc., (Canada)	254,359
1,700	Chevron Corp.	179,350
2,500	Cobalt International Energy, Inc. (a)	58,750
13,466	Comstock Resources, Inc. (a)	221,112
1,500	Concho Resources, Inc. (a)	127,680
3,113	Contango Oil & Gas Co. (a)	184,290
6,800	Denbury Resources, Inc. (a)	102,748
19,750	Devon Energy Corp.	1,145,302
22,570	Encana Corp., (Canada)	470,061
15,265	Hess Corp.	663,264
2,775	Noble Energy, Inc.	235,376
6,800	Pengrowth Energy Corp., (Canada)	43,147
18,140	Petroleo Brasileiro S.A., (Brazil), ADR	329,060
20,039	Phillips 66 (a)	666,096

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
8,250	Royal Dutch Shell plc, (Netherlands), ADR	556,297
2,800	Southwestern Energy Co. (a)	89,404
52,050	Talisman Energy, Inc., (Canada)	596,625
2,800	Whiting Petroleum Corp. (a)	115,136

		6,805,179

	Total Energy	10,670,285

	Financials — 1.7%
	Capital Markets — 0.4%
50,850	Bank of New York Mellon Corp. (The)	1,116,157
1,020	BlackRock, Inc.	173,216
4,200	Carlyle Group LP (The) (a)	94,122
15,000	Charles Schwab Corp. (The)	193,950
2,785	Goldman Sachs Group, Inc. (The)	266,970
629	Greenhill & Co., Inc.	22,424
27,456	Invesco Ltd.	620,506
1,200	Lazard Ltd., (Bermuda), Class A	31,188
6,803	Stifel Financial Corp. (a)	210,213
7,657	Waddell & Reed Financial, Inc., Class A	231,854

		2,960,600

	Commercial Banks — 0.5%
446,416	Bank of China Ltd., (China), Class H	171,480
26,600	Bank of East Asia Ltd., (Hong Kong)	95,872
7,365	Bank of the Ozarks, Inc.	221,539
15,400	Barclays plc, (United Kingdom)	39,351
2,253	BNP Paribas S.A., (France)	86,864
27,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	83,118
33,050	Comerica, Inc.	1,014,965
15,688	DBS Group Holdings Ltd., (Singapore)	173,285
10,447	East West Bancorp, Inc.	245,087
14,879	Glacier Bancorp, Inc.	230,476
93,822	HSBC Holdings plc, (United Kingdom)	826,744
4,136	Iberiabank Corp.	208,661
7,000	ICICI Bank Ltd., (India), ADR	226,870
11,925	Standard Chartered plc, (United Kingdom)	259,046
4,826	UMB Financial Corp.	247,236

		4,130,594

	Consumer Finance — 0.1%
16,350	American Express Co.	951,734

	Diversified Financial Services — 0.1%
4,860	Deutsche Boerse AG, (Germany)	262,202
7,700	NASDAQ OMX Group, Inc. (The)	174,559

		436,761

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 0.5%
400	ACE Ltd., (Switzerland)	29,652
14,760	Admiral Group plc, (United Kingdom)	275,336
3,800	Aflac, Inc.	161,842
96,200	AIA Group Ltd., (Hong Kong)	332,281
1,300	Allstate Corp. (The)	45,617
800	Aon plc, (United Kingdom)	37,424
6,200	Assured Guaranty Ltd., (Bermuda)	87,420
5,200	Axis Capital Holdings Ltd., (Bermuda)	169,260
17,150	Berkshire Hathaway, Inc., Class B (a)	1,429,109
92,490	Mapfre S.A., (Spain)	188,157
5,025	Marsh & McLennan Cos., Inc.	161,956
5,000	Progressive Corp. (The)	104,150
3,600	RenaissanceRe Holdings Ltd., (Bermuda)	273,636
10,028	Sampo OYJ, (Finland), Class A	260,175
17,950	Willis Group Holdings plc, (United Kingdom)	654,996

		4,211,011

	Real Estate Investment Trusts (REITs) — 0.1%
5,750	American Tower Corp.	401,982
8,640	LaSalle Hotel Properties	251,770

		653,752

	Real Estate Management & Development — 0.0% (g)
1,600	Jones Lang LaSalle, Inc.	112,592
2,500	Sun Hung Kai Properties Ltd., (Hong Kong)	29,722
3,893	Zillow, Inc., Class A (a)	150,387

		292,701

	Total Financials	13,637,153

	Health Care — 1.6%
	Biotechnology — 0.2%
11,363	Celgene Corp. (a)	729,050
9,325	Gilead Sciences, Inc. (a)	478,186
17,900	Seattle Genetics, Inc. (a)	454,481
2,763	United Therapeutics Corp. (a)	136,437

		1,798,154

	Health Care Equipment & Supplies — 0.3%
3,461	Analogic Corp.	214,582
14,000	Boston Scientific Corp. (a)	79,380
2,100	Cie Generale d’Optique Essilor International S.A., (France)	195,090
17,825	Covidien plc, (Ireland)	953,637
12,585	DexCom, Inc. (a)	163,102
10,640	Mindray Medical International Ltd., (China), ADR	322,286
935	Sonova Holding AG, (Switzerland) (a)	90,438

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
700	Straumann Holding AG, (Switzerland)	102,956
3,700	Sysmex Corp., (Japan)	146,327
2,997	Teleflex, Inc.	182,547

		2,450,345

	Health Care Providers & Services — 0.4%
3,041	AMERIGROUP Corp. (a)	200,432
25,150	AmerisourceBergen Corp.	989,653
5,625	DaVita, Inc. (a)	552,431
3,825	Express Scripts Holding Co. (a)	213,550
39,071	Health Management Associates, Inc., Class A (a)	306,707
5,231	HMS Holdings Corp. (a)	174,245
64,680	Sonic Healthcare Ltd., (Australia)	845,954
2,725	UnitedHealth Group, Inc.	159,412

		3,442,384

	Health Care Technology — 0.1%
3,159	athenahealth, Inc. (a)	250,098
5,050	Cerner Corp. (a)	417,433
1,200	SXC Health Solutions Corp. (a)	119,052

		786,583

	Life Sciences Tools & Services — 0.2%
14,683	Agilent Technologies, Inc.	576,161
11,440	Lonza Group AG, (Switzerland) (a)	475,963
17,150	QIAGEN N.V., (Netherlands) (a)	287,169
6,330	WuXi PharmaTech Cayman, Inc., (China), ADR (a)	89,380

		1,428,673

	Pharmaceuticals — 0.4%
3,800	Allergan, Inc.	351,766
2,989	Bayer AG, (Germany)	215,385
13,825	Bristol-Myers Squibb Co.	497,009
2,390	Dr. Reddy’s Laboratories Ltd., (India), ADR	70,935
22,150	GlaxoSmithKline plc, (United Kingdom), ADR	1,009,376
4,137	Novartis AG, (Switzerland)	231,305
1,168	Novo Nordisk A/S, (Denmark), Class B	169,403
382	Roche Holding AG, (Switzerland)	65,984
1,600	Salix Pharmaceuticals Ltd. (a)	87,104
5,200	Santen Pharmaceutical Co., Ltd., (Japan)	213,692
13,300	Shire plc, (Ireland)	382,640
1,500	Shire plc, (Ireland), ADR	129,585

		3,424,184

	Total Health Care	13,330,323

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 2.0%
	Aerospace & Defense — 0.2%
7,237	Aerovironment, Inc. (a)	190,405
1,325	Boeing Co. (The)	98,448
21,200	CAE, Inc., (Canada)	205,941
6,910	European Aeronautic Defence and Space Co., N.V., (Netherlands)	245,241
7,067	Lockheed Martin Corp.	615,394
1,200	Rockwell Collins, Inc.	59,220
800	TransDigm Group, Inc. (a)	107,440
3,800	United Technologies Corp.	287,014

		1,809,103

	Air Freight & Logistics — 0.1%
1,100	C.H. Robinson Worldwide, Inc.	64,383
22,875	Expeditors International of Washington, Inc.	886,406
350	FedEx Corp.	32,064
2,829	Forward Air Corp.	91,292
27,413	PostNL N.V., (Netherlands)	113,255

		1,187,400

	Airlines — 0.1%
26,590	Ryanair Holdings plc, (Ireland), ADR (a)	808,336

	Building Products — 0.1%
3,375	Assa Abloy AB, (Sweden), Class B	94,251
25,983	Fortune Brands Home & Security, Inc. (a)	578,641

		672,892

	Commercial Services & Supplies — 0.2%
21,600	Cintas Corp.	833,976
7,040	Edenred, (France)	199,579
5,275	Iron Mountain, Inc.	173,864
1,135	Portfolio Recovery Associates, Inc. (a)	103,580
5,125	Republic Services, Inc.	135,608
700	Stericycle, Inc. (a)	64,169

		1,510,776

	Construction & Engineering — 0.0% (g)
1,445	Bouygues S.A., (France)	38,775
2,571	Chicago Bridge & Iron Co. N.V., (Netherlands)	97,595
4,000	JGC Corp., (Japan)	115,965
3,000	URS Corp.	104,640

		356,975

	Electrical Equipment — 0.1%
2,700	AMETEK, Inc.	134,757
1,000	Cooper Industries plc	68,180

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electrical Equipment — Continued
1,900	Emerson Electric Co.	88,502
2,876	Franklin Electric Co., Inc.	147,050
4,920	Nexans S.A., (France)	190,844
16,810	Prysmian S.p.A., (Italy)	250,738
4,425	Schneider Electric S.A., (France)	245,958

		1,126,029

	Industrial Conglomerates — 0.4%
18,650	3M Co.	1,671,040
2,950	Danaher Corp.	153,636
6,500	General Electric Co.	135,460
5,900	Siemens AG, (Germany)	495,760
12,248	Tyco International Ltd., (Switzerland)	647,307

		3,103,203

	Machinery — 0.4%
1,102	Andritz AG, (Austria)	56,670
900	Caterpillar, Inc.	76,419
8,448	Colfax Corp. (a)	232,911
5,250	Eaton Corp.	208,058
1,400	FANUC Corp., (Japan)	230,134
2,000	Gardner Denver, Inc.	105,820
18,050	Illinois Tool Works, Inc.	954,665
17,925	Ingersoll-Rand plc, (Ireland)	756,076
1,700	Nordson Corp.	87,193
1,500	Pall Corp.	82,215
1,600	SMC Corp., (Japan)	277,404
1,200	SPX Corp.	78,384
1,575	Stanley Black & Decker, Inc.	101,367
1,114	Wabtec Corp.	86,903
4,540	Westport Innovations, Inc., (Canada) (a)	166,845

		3,501,064

	Marine — 0.1%
1,270	D/S Norden A/S, (Denmark)	33,709
8,430	Diana Shipping, Inc., (Greece) (a)	65,585
34,000	Mitsui OSK Lines Ltd., (Japan)	122,565
47,000	Nippon Yusen KK, (Japan)	124,308
75,000	Pacific Basin Shipping Ltd., (Hong Kong)	32,263

		378,430

	Professional Services — 0.2%
4,390	Adecco S.A., (Switzerland) (a)	195,222
5,494	Advisory Board Co. (The) (a)	272,447
5,371	Corporate Executive Board Co. (The)	219,567
1,600	IHS, Inc., Class A (a)	172,368
1,800	Manpower, Inc.	65,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
15,650	Nielsen Holdings N.V. (a)	410,343
6,110	Randstad Holding N.V., (Netherlands)	180,165

		1,516,082

	Road & Rail — 0.1%
14,400	Firstgroup plc, (United Kingdom)	50,824
2,700	Kansas City Southern	187,812
1,700	Norfolk Southern Corp.	122,009
800	Union Pacific Corp.	95,448

		456,093

	Trading Companies & Distributors — 0.0% (g)
1,800	Mitsubishi Corp., (Japan)	36,386

	Transportation Infrastructure — 0.0% (g)
14,070	Groupe Eurotunnel S.A., (France)	114,365

	Total Industrials	16,577,134

	Information Technology — 2.1%
	Communications Equipment — 0.1%
4,883	Acme Packet, Inc. (a)	91,068
138,460	Alcatel-Lucent, (France), ADR (a)	225,690
6,569	Ceragon Networks Ltd., (Israel) (a)	56,296
13,629	Ixia (a)	163,820
5,692	NETGEAR, Inc. (a)	196,431
3,300	QUALCOMM, Inc.	183,744

		917,049

	Computers & Peripherals — 0.2%
1,804	Apple, Inc. (a)	1,053,536
1,885	Gemalto N.V., (Netherlands)	135,387
2,700	NetApp, Inc. (a)	85,914
42,343	QLogic Corp. (a)	579,676

		1,854,513

	Electronic Equipment, Instruments & Components — 0.4%
46,081	Corning, Inc.	595,827
3,100	Hamamatsu Photonics KK, (Japan)	105,170
37,000	Hitachi Ltd., (Japan)	228,136
3,550	Jabil Circuit, Inc.	72,171
1,540	Keyence Corp., (Japan)	380,955
27,946	LG Display Co., Ltd., (South Korea), ADR (a)	264,090
3,300	Murata Manufacturing Co., Ltd., (Japan)	173,582
2,400	National Instruments Corp.	64,464
32,400	Premier Farnell plc, (United Kingdom)	87,839
32,700	TE Connectivity Ltd., (Switzerland)	1,043,457
1,800	Trimble Navigation Ltd. (a)	82,818

		3,098,509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — 0.2%
600	Google, Inc., Class A (a)	348,042
11,600	Tencent Holdings Ltd., (China)	342,563
2,900	VeriSign, Inc. (a)	126,353
36,311	Yahoo!, Inc. (a)	574,803

		1,391,761

	IT Services — 0.7%
20,475	Accenture plc, (Ireland), Class A	1,230,343
2,100	Alliance Data Systems Corp. (a)	283,500
9,770	Amadeus IT Holding S.A., (Spain), Class A	206,989
29,130	Amdocs Ltd. (a)	865,744
15,475	Automatic Data Processing, Inc.	861,339
6,630	Cap Gemini S.A., (France)	244,022
4,600	Gartner, Inc. (a)	198,030
10,150	Genpact Ltd., (Bermuda) (a)	168,794
2,700	Global Payments, Inc.	116,721
2,650	International Business Machines Corp.	518,287
5,100	Jack Henry & Associates, Inc.	176,052
6,300	NeuStar, Inc., Class A (a)	210,420
1,500	Teradata Corp. (a)	108,015
2,600	Vantiv, Inc., Class A (a)	60,554
2,000	VeriFone Systems, Inc. (a)	66,180
900	Visa, Inc., Class A	111,267

		5,426,257

	Office Electronics — 0.0% (g)
3,200	Canon, Inc., (Japan)	127,714

	Semiconductors & Semiconductor Equipment — 0.2%
2,700	Altera Corp.	91,368
3,200	Analog Devices, Inc.	120,544
6,004	ASML Holding N.V., (Netherlands)	308,502
11,400	Broadcom Corp., Class A (a)	385,320
5,200	KLA-Tencor Corp.	256,100
767	Samsung Electronics Co., Ltd., (South Korea), GDR	253,381
20,000	Sumco Corp., (Japan) (a)	181,933
5,500	Tokyo Electron Ltd., (Japan)	257,922

		1,855,070

	Software — 0.3%
1,200	ANSYS, Inc. (a)	75,732
3,860	CommVault Systems, Inc. (a)	191,340
2,000	Informatica Corp. (a)	84,720
2,100	MICROS Systems, Inc. (a)	107,520
34,625	Microsoft Corp.	1,059,179
31,610	Oracle Corp.	938,817

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
1,600	Red Hat, Inc. (a)	90,368
1,125	SAP AG, (Germany)	66,617
2,300	Solera Holdings, Inc.	96,117
3,000	Trend Micro, Inc., (Japan)	88,381
7,265	Websense, Inc. (a)	136,074

		2,934,865

	Total Information Technology	17,605,738

	Materials — 0.7%
	Chemicals — 0.4%
1,944	Air Liquide S.A., (France)	222,255
2,200	Air Products & Chemicals, Inc.	177,606
1,800	Airgas, Inc.	151,218
1,900	Dow Chemical Co. (The)	59,850
5,200	Ecolab, Inc.	356,356
10,770	Johnson Matthey plc, (United Kingdom)	373,502
991	Linde AG, (Germany)	154,339
12,200	Monsanto Co.	1,009,916
2,600	Shin-Etsu Chemical Co., Ltd., (Japan)	143,177
1,910	Syngenta AG, (Switzerland)	653,841
3,852	Westlake Chemical Corp.	201,305

		3,503,365

	Construction Materials — 0.1%
12,190	CRH plc, (Ireland)	235,183
4,410	Holcim Ltd., (Switzerland) (a)	244,338

		479,521

	Metals & Mining — 0.2%
3,300	Allegheny Technologies, Inc.	105,237
252,980	Alumina Ltd., (Australia)	207,495
3,700	Barrick Gold Corp., (Canada)	139,372
4,781	BHP Billiton Ltd., (Australia)	155,728
1,475	Inmet Mining Corp., (Canada)	60,457
2,713	Newcrest Mining Ltd., (Australia)	63,135
26,590	Norsk Hydro ASA, (Norway)	119,912
1,000	Nucor Corp.	37,900
6,000	Rio Tinto plc, (United Kingdom)	285,142
2,632	Royal Gold, Inc.	206,349
2,580	Umicore S.A., (Belgium)	119,287

		1,500,014

	Total Materials	5,482,900

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
4,284	Koninklijke KPN N.V., (Netherlands)	40,964
1,089	Oi S.A., (Brazil), ADR	5,064

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Telecommunication Services — Continued
158	Swisscom AG, (Switzerland)	63,655
29,700	Telenor ASA, (Norway)	496,533
800	TELUS Corp. (Non-Voting), (Canada)	46,809

		653,025

	Wireless Telecommunication Services — 0.1%
6,200	SBA Communications Corp., Class A (a)	353,710
11,400	Softbank Corp., (Japan)	424,350

		778,060

	Total Telecommunication Services	1,431,085

	Utilities — 0.0% (g)
	Gas Utilities — 0.0% (g)
76,120	Hong Kong & China Gas Co., Ltd., (Hong Kong)	161,702

	Multi-Utilities — 0.0% (g)
1,600	GDF Suez, (France)	38,157
17,100	National Grid plc, (United Kingdom)	181,226

		219,383

	Total Utilities	381,085

	Total Common Stocks (Cost $102,781,102)	111,657,215

Preferred Stock — 0.0% (g)
	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
10,023	Oi S.A., (Brazil), ADR (Cost $148,754)	123,684

Investment Companies — 78.6%
	Alternative Assets — 7.3%
1,342,649	Eaton Vance Global Macro Absolute Return Fund, Class I	13,144,533
361,346	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (b)	5,806,833
783,034	Invesco Balanced-Risk Allocation Fund, Class Y	9,764,437
1,478,583	JPMorgan Realty Income Fund, Class R5 Shares (b)	17,062,846
1,040,496	PIMCO CommoditiesPLUS Strategy Fund, Institutional Class Shares	10,321,716
25,800	SPDR Gold Shares (a)	4,003,902

	Total Alternative Assets	60,104,267

	Fixed Income — 14.2%
2,348,128	JPMorgan Core Bond Fund, Class R6 Shares (b)	28,177,542
1,398,798	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	13,680,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — Continued
1,656,243	JPMorgan High Yield Fund, Class R6 Shares (b)	13,034,634
1,953,404	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	20,842,824
1,831,041	JPMorgan Multi-Sector Income Fund, Class R6 Shares (b)	18,292,098
1,153,734	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	12,668,000
819,672	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares (b)	9,500,000

	Total Fixed Income	116,195,341

	International Equity — 19.2%
475,655	Artisan International Value Fund	12,590,579
390,595	Delaware Emerging Markets Fund, Class I	4,819,947
276,900	iShares MSCI ACWI Index Fund	12,153,141
274,300	iShares MSCI All Country Asia ex Japan Index Fund	14,430,923
1,559,800	iShares MSCI EAFE Index Fund	77,927,608
1,514,789	JPMorgan International Value Fund, Class R6 Shares (b)	17,677,582
1,177,767	T. Rowe Price International Funds - New Asia Fund	17,866,727

	Total International Equity	157,466,507

	Money Market — 8.8%
72,266,005	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l)	72,266,005

	U.S. Equity — 29.1%
82,779	iPath S&P 500 Dynamic VIX ETN	4,712,609
1,360,218	JPMorgan Equity Income Fund, Class R6 Shares (b)	13,547,768
4,033,538	JPMorgan Growth Advantage Fund, Class R5 Shares (a) (b)	39,084,987
1,259,383	JPMorgan Large Cap Growth Fund, Class R6 Shares (b)	29,922,936
870,870	JPMorgan Mid Cap Core Fund, Class R6 Shares (b)	15,005,090
1,912,634	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	41,140,764
1,075,630	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	21,501,836
363,000	SPDR S&P 500 ETF Trust	49,466,010
438,600	Vanguard Dividend Appreciation ETF	24,864,234

	Total U.S. Equity	239,246,234

	Total Investment Companies (Cost $625,311,930)	645,278,354

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	27

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — 0.0% (g)
	Energy — 0.0% (g)
	Energy Equipment & Services — 0.0% (g)
50,000	Bristow Group, Inc., 3.000%, 06/15/38	50,375

	Industrials — 0.0% (g)
	Machinery — 0.0% (g)
75,000	Trinity Industries, Inc., 3.875%, 06/01/36 (m)	73,969

	Materials — 0.0% (g)
	Containers & Packaging — 0.0% (g)
100,000	Owens-Brockway Glass Container, Inc., 3.000%, 06/01/15 (e) (m)	95,500

	Total Convertible Bonds (Cost $232,136)	219,844

Corporate Bonds — 1.8%
	Consumer Discretionary — 0.4%
	Auto Components — 0.1%
100,000	Dana Holding Corp., 6.750%, 02/15/21	108,000
200,000	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	211,750
125,000	Tenneco, Inc., 6.875%, 12/15/20	135,000

		454,750

	Diversified Consumer Services — 0.0% (g)
66,443	ServiceMaster Co., PIK, 10.750%, 07/15/15 (e)	68,520

	Hotels, Restaurants & Leisure — 0.0% (g)
150,000	Ameristar Casinos, Inc., 7.500%, 04/15/21	160,500
100,000	Pinnacle Entertainment, Inc., 8.750%, 05/15/20	109,500
100,000	Vail Resorts, Inc., 6.500%, 05/01/19	105,000

		375,000

	Media — 0.2%
100,000	Allbritton Communications Co., 8.000%, 05/15/18	104,500
	CCO Holdings LLC/CCO Holdings Capital Corp.,
100,000	6.500%, 04/30/21 (m)	106,500
100,000	6.625%, 01/31/22 (m)	107,000
150,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e) (m)	161,625
150,000	CSC Holdings LLC, 6.750%, 11/15/21 (e) (m)	159,750
200,000	Cumulus Media Holdings, Inc., 7.750%, 05/01/19	188,500
200,000	DISH DBS Corp., 6.750%, 06/01/21 (m)	216,000
100,000	Gray Television, Inc., 10.500%, 06/29/15	104,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
175,000	Lamar Media Corp., 5.875%, 02/01/22 (e)	179,375
150,000	Mediacom LLC/Mediacom Capital Corp., 7.250%, 02/15/22	152,625
150,000	Production Resource Group, Inc., 8.875%, 05/01/19 (f) (i)	113,250
100,000	Valassis Communications, Inc., 6.625%, 02/01/21	97,000
175,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	188,125

		1,878,250

	Specialty Retail — 0.0% (g)
100,000	Jo-Ann Stores, Inc., 8.125%, 03/15/19 (e)	99,500
100,000	Limited Brands, Inc., 5.625%, 02/15/22	103,000
150,000	Michael’s Stores, Inc., 7.750%, 11/01/18	158,250

		360,750

	Textiles, Apparel & Luxury Goods — 0.1%
150,000	Hanesbrands, Inc., 6.375%, 12/15/20 (m)	157,875
100,000	Levi Strauss & Co., 6.875%, 05/01/22 (e)	102,625
125,000	Polymer Group, Inc., 7.750%, 02/01/19	132,031

		392,531

	Total Consumer Discretionary	3,529,801

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
150,000	Ingles Markets, Inc., 8.875%, 05/15/17	163,313
125,000	Pantry, Inc. (The), 7.750%, 02/15/14	125,000
100,000	SUPERVALU, Inc., 7.500%, 11/15/14	101,500
100,000	U.S. Foods, Inc., 8.500%, 06/30/19 (e)	102,250

		492,063

	Food Products — 0.0% (g)
	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
100,000	8.250%, 09/01/17	105,750
115,000	9.250%, 04/01/15	118,162

		223,912

	Total Consumer Staples	715,975

	Energy — 0.2%
	Energy Equipment & Services — 0.1%
200,000	Cie Generale de Geophysique-Veritas, (France), 7.750%, 05/15/17	207,000
200,000	FTS International Services LLC/FTS International Bonds, Inc., 7.125%, 11/15/18 (e)	201,500

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Energy Equipment & Services — Continued
150,000	SESI LLC, 6.375%, 05/01/19	157,125
200,000	Unit Corp., 6.625%, 05/15/21	199,000

		764,625

	Oil, Gas & Consumable Fuels — 0.1%
100,000	Chaparral Energy, Inc., 8.250%, 09/01/21	105,750
100,000	Copano Energy LLC/Copano Energy Finance Corp., 7.125%, 04/01/21	103,000
150,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	136,875
100,000	Inergy LP/Inergy Finance Corp., 7.000%, 10/01/18	103,000
150,000	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	148,500
200,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	205,000
175,000	Plains Exploration & Production Co., 6.750%, 02/01/22	178,500
150,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	157,500

		1,138,125

	Total Energy	1,902,750

	Financials — 0.1%
	Capital Markets — 0.0% (g)
125,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22 (m)	128,750

	Commercial Banks — 0.0% (g)
150,000	CIT Group, Inc., 7.000%, 05/02/16 (e) (m)	150,375

	Diversified Financial Services — 0.1%
100,000	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18 (m)	110,750
200,000	Nuveen Investments, Inc., 10.500%, 11/15/15	203,000

		313,750

	Real Estate Investment Trusts (REITs) — 0.0% (g)
100,000	Felcor Lodging LP, 6.750%, 06/01/19	102,375

	Real Estate Management & Development — 0.0% (g)
150,000	MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 05/01/21	156,375

	Total Financials	851,625

	Health Care — 0.2%
	Health Care Equipment & Supplies — 0.0% (g)
150,000	Biomet, Inc., 11.625%, 10/15/17	161,813

	Health Care Providers & Services — 0.1%
125,000	DaVita, Inc., 6.625%, 11/01/20 (m)	130,313

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
150,000	Fresenius Medical Care U.S. Finance II, Inc., 5.875%, 01/31/22 (e) (m)	156,187
300,000	HCA Holdings, Inc., 7.750%, 05/15/21 (m)	321,750
100,000	MultiPlan, Inc., 9.875%, 09/01/18 (e)	109,500
150,000	Tenet Healthcare Corp., 6.250%, 11/01/18	158,625
100,000	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.750%, 02/01/19 (e)	101,000

		977,375

	Health Care Technology — 0.1%
200,000	MedAssets, Inc., 8.000%, 11/15/18	211,000

	Pharmaceuticals — 0.0% (g)
150,000	Valeant Pharmaceuticals International, 6.750%, 10/01/17 (e)	156,375

	Total Health Care	1,506,563

	Industrials — 0.3%
	Airlines — 0.0% (g)
200,000	AMGH Merger Sub, Inc., 9.250%, 11/01/18 (e)	208,000

	Commercial Services & Supplies — 0.1%
200,000	ARAMARK Holdings Corp., PIK, 8.625%, 05/01/16 (e)	204,752
	Iron Mountain, Inc.,
150,000	6.625%, 01/01/16	150,300
150,000	8.000%, 06/15/20	158,813
100,000	R.R. Donnelley & Sons Co., 7.250%, 05/15/18	95,250
	West Corp.,
100,000	7.875%, 01/15/19	104,500
50,000	8.625%, 10/01/18	53,000

		766,615

	Industrial Conglomerates — 0.0% (g)
125,000	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	135,625

	Machinery — 0.0% (g)
150,000	Allison Transmission, Inc., 7.125%, 05/15/19 (e)	156,375
100,000	Meritor, Inc., 8.125%, 09/15/15	105,375

		261,750

	Road & Rail — 0.1%
175,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.250%, 01/15/19	187,687
100,000	Hertz Corp. (The), 6.750%, 04/15/19	104,000

		291,687

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	29

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Trading Companies & Distributors — 0.1%
	UR Merger Sub Corp.,
100,000	5.750%, 07/15/18 (e) (m)	104,000
200,000	8.250%, 02/01/21	213,000

		317,000

	Total Industrials	1,980,677

	Information Technology — 0.1%
	Communications Equipment — 0.0% (g)
50,000	Avaya, Inc., 9.750%, 11/01/15	41,375
150,000	CommScope, Inc., 8.250%, 01/15/19 (e)	158,625

		200,000

	Electronic Equipment, Instruments & Components — 0.0% (g)
100,000	Sanmina-SCI Corp., 7.000%, 05/15/19 (e)	97,000

	Internet Software & Services — 0.0% (g)
150,000	Equinix, Inc., 7.000%, 07/15/21	165,000

	IT Services — 0.0% (g)
150,000	SunGard Data Systems, Inc., 7.625%, 11/15/20 (m)	159,750

	Semiconductors & Semiconductor Equipment — 0.1%
200,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	220,000
100,000	Sensata Technologies B.V., (Netherlands), 6.500%, 05/15/19 (e)	103,250

		323,250

	Software — 0.0% (g)
125,000	Lawson Software, Inc., 9.375%, 04/01/19 (e)	133,437

	Total Information Technology	1,078,437

	Materials — 0.1%
	Chemicals — 0.0% (g)
175,000	Huntsman International LLC, 5.500%, 06/30/16	175,000

	Containers & Packaging — 0.1%
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100,000	8.500%, 05/15/18 (e) (m)	98,000
100,000	9.875%, 08/15/19 (e) (m)	103,750

		201,750

	Metals & Mining — 0.0% (g)
100,000	JMC Steel Group, 8.250%, 03/15/18 (e)	99,250

	Total Materials	476,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
150,000	Frontier Communications Corp., 8.500%, 04/15/20 (m)	159,000
200,000	GCI, Inc., 6.750%, 06/01/21	193,500
	Hughes Satellite Systems Corp.,
100,000	6.500%, 06/15/19 (m)	106,250
100,000	7.625%, 06/15/21 (m)	108,750
100,000	Intelsat Jackson Holdings S.A., (Luxembourg), 7.500%, 04/01/21 (m)	105,750
	Intelsat Luxembourg S.A., (Luxembourg),
100,000	11.250%, 02/04/17 (m)	103,000
110,000	PIK, 11.500%, 02/04/17 (e) (m)	113,575
100,000	Level 3 Financing, Inc., 8.125%, 07/01/19 (m)	102,625
150,000	PAETEC Holding Corp., 9.875%, 12/01/18	167,625
150,000	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	156,750
100,000	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19 (m)	112,375
125,000	Windstream Corp., 7.750%, 10/15/20 (m)	132,500
100,000	Zayo Escrow Corp., 8.125%, 01/01/20 (e)	104,500

		1,666,200

	Wireless Telecommunication Services — 0.0% (g)
100,000	Nextel Communications, Inc., Series D, 7.375%, 08/01/15 (m)	100,125
100,000	Sprint Nextel Corp., 7.000%, 03/01/20 (e) (m)	104,000
100,000	Syniverse Holdings, Inc., 9.125%, 01/15/19	108,500

		312,625

	Total Telecommunication Services	1,978,825

	Utilities — 0.1%
	Independent Power Producers & Energy Traders — 0.1%
150,000	AES Corp. (The), 7.375%, 07/01/21 (e) (m)	166,875
200,000	Calpine Corp., 7.500%, 02/15/21 (e) (m)	216,000
100,000	NRG Energy, Inc., 8.250%, 09/01/20 (m)	103,500

	Total Utilities	486,375

	Total Corporate Bonds (Cost $14,269,644)	14,507,028

Structured Notes — 4.4%
	International Equity — 3.0%
12,000,000	Deutsche Bank AG, Knock-Out Buffer Notes, Linked to the iShares MSCI Emerging Markets Index Fund, maximum return of 20.020% due 12/26/12 (a)	13,414,800

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Structured Notes — Continued
	International Equity — Continued
11,400,000	BNP Paribas, Return Notes, Linked to the Performance of the MSCI Daily Total Return Net World Index, 101% of the index, 06/14/13 (a)	11,552,760

		24,967,560

	U.S. Equity — 1.4%
12,100,000	HSBC USA, Inc., Dual Index Notes, Linked to the S&P 500 Index and the MSCI All Country Asia Ex Japan Index, maximum return of 38%, 12/13/12 (a)	11,382,470

	Total Structured Notes (Cost $35,500,000)	36,350,030

Loan Participations & Assignments — 0.1%
	Consumer Discretionary — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
	BJ’s Wholesale Club, Replacement First,
248,747	VAR, 5.250%, 09/28/18	249,110
627	VAR, 5.250%, 09/28/18	628
200,000	MGM Resorts, Class C Term Loan, VAR, 5.000%, 02/23/15	201,166

	Total Consumer Discretionary	450,904

	Financials — 0.0% (g)
	Insurance — 0.0% (g)
250,000	Asurion LLC, 2nd Lien Term Loan, VAR, 9.000%, 05/24/19	254,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
250,000	Level 3 Financing, Inc., Tranche B III, VAR, 5.750%, 09/01/18	249,765
100,000	Zayo Group, Term Loan B, VAR, 06/14/19 ^	100,232

	Total Telecommunication Services	349,997

	Total Loan Participations & Assignments (Cost $1,040,478)	1,055,276

	Total Investments — 98.5% (Cost $779,284,044)	809,191,431
	Other Assets in Excess of Liabilities — 1.5%	12,174,110

	NET ASSETS — 100.0%	$821,365,541

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	94.4%
Others (each less than 1.0%)	5.6

*	Percentages indicated are based upon total investments as of June 30, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	31

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
ETN	— Exchange Traded Note
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depositary Receipts
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2012.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments.

	Fund	Value	Percentage
	Access Balanced Fund	$614,952	0.1%
	Access Growth Fund	181,792	0.0 (g)

	The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements are as follows:

	Fund	Value	Percentage
	Access Balanced Fund	$35,345,115	3.3%
	Access Growth Fund	28,059,230	3.5

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

^	— All or a portion of the security is unsettled as of June 30, 2012. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

Detailed information about investment portfolios of the underlying affiliated funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form-NCSR and in certified portfolio holdings filed quarterly on Form NQ, and are available for download from both the SEC ‘s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$446,010,935	$419,979,443
Investments in affiliates, at value	614,497,121	389,211,988

Total investment securities, at value	1,060,508,056	809,191,431
Cash	23,932	17,547
Foreign currency, at value	100,624	68,075
Receivables:
Investment securities sold	17,539,566	16,970,556
Fund shares sold	1,218,354	1,390,429
Interest and dividends from non-affiliates	1,221,249	733,059
Dividends from affiliates	954,600	430,387
Tax reclaims	70,918	49,632

Total Assets	1,081,637,299	828,851,116

LIABILITIES:
Payables:
Dividends	3,609,630	2,061,822
Investment securities purchased	983,183	4,482,560
Fund shares redeemed	503,847	63,141
Accrued liabilities:
Investment advisory fees	663,582	509,115
Administration fees	75,000	57,046
Shareholder servicing fees	198,537	155,497
Distribution fees	14,577	19,864
Custodian and accounting fees	42,650	41,437
Trustees’ and Chief Compliance Officer’s fees	234	222
Other	88,733	94,871

Total Liabilities	6,179,973	7,485,575

Net Assets	$1,075,457,326	$821,365,541

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-capital	$1,078,199,233	$836,638,605
Accumulated undistributed (distributed in excess of) net investment income	675,613	469,387
Accumulated net realized gains (losses)	(42,970,647)	(45,650,243)
Net unrealized appreciation (depreciation)	39,553,127	29,907,792

Total Net Assets	$1,075,457,326	$821,365,541

Net Assets:
Class A	$5,884,382	$12,486,295
Class C	21,614,703	28,728,184
Institutional Class	49,093,956	29,951,431
Select Class	998,864,285	750,199,631

Total	$1,075,457,326	$821,365,541

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	385,140	812,677
Class C	1,418,563	1,879,016
Institutional Class	3,211,193	1,947,290
Select Class	65,341,535	48,777,834

Net Asset Value (a):
Class A — Redemption price per share	$15.28	$15.36
Class C — Offering price per share (b)	15.24	15.29
Institutional Class — Offering and redemption price per share	15.29	15.38
Select Class — Offering and redemption price per share	15.29	15.38
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.00	$16.08

Cost of investments in non-affiliates	$436,451,272	$407,900,874
Cost of investments in affiliates	584,503,808	371,383,170
Cost of foreign currency	99,974	67,654

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C varies based upon length of time shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,476,697	$10,501,185
Dividend income from affiliates	15,746,339	8,389,794
Interest income from non-affiliates	2,660,830	1,388,989
Interest income from affiliates	477	418
Foreign taxes withheld	(155,463)	(107,755)

Total investment income	28,728,880	20,172,631

EXPENSES:
Investment advisory fees	11,483,125	8,756,961
Administration fees	1,007,928	768,597
Distribution fees:
Class A	23,277	34,374
Class C	173,955	234,997
Shareholder servicing fees:
Class A	23,277	34,374
Class C	57,985	78,332
Institutional Class	46,610	37,194
Select Class	2,672,988	1,983,543
Custodian and accounting fees	151,475	183,836
Interest expense to affiliates	192	116
Professional fees	141,014	116,959
Trustees’ and Chief Compliance Officer’s fees	11,546	8,802
Printing and mailing costs	57,414	42,488
Registration and filing fees	48,422	48,246
Transfer agent fees	13,210	30,124
Other	15,880	6,777

Total expenses	15,928,298	12,365,720

Less amounts waived	(3,207,997)	(2,498,058)
Less earnings credits	(303)	(282)

Net expenses	12,719,998	9,867,380

Net investment income (loss)	16,008,882	10,305,251

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(41,914,425)	(45,809,775)
Investment in affiliates	(2,780,270)	(262,350)
Foreign currency transactions	(68,612)	(27,880)

Net realized gains (losses)	(44,763,307)	(46,100,005)

Distributions of realized gains by investment company affiliates	1,960,874	908,410

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(21,014,234)	(17,130,795)
Investments in affiliates	(219,596)	(4,920,869)
Foreign currency translations	(12,184)	(8,525)

Change in net unrealized appreciation (depreciation)	(21,246,014)	(22,060,189)

Net realized/unrealized gains (losses)	(64,048,447)	(67,251,784)

Change in net assets resulting from operations	$(48,039,565)	$(56,946,533)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,008,882	$19,171,549	$10,305,251	$7,702,488
Net realized gain (loss)	(44,763,307)	55,821,822	(46,100,005)	44,495,387
Distributions of realized gains by investment company affiliates	1,960,874	2,857,421	908,410	852,477
Change in net unrealized appreciation (depreciation)	(21,246,014)	91,909,796	(22,060,189)	77,176,578

Change in net assets resulting from operations	(48,039,565)	169,760,588	(56,946,533)	130,226,930

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(97,871)	(154,214)	(125,273)	(109,845)
From net realized gains	(274,450)	—	(509,726)	—
Class C
From net investment income	(183,878)	(210,381)	(209,554)	(114,948)
From net realized gains	(734,510)	—	(1,189,316)	—
Institutional Class
From net investment income	(742,193)	(792,443)	(529,751)	(244,918)
From net realized gains	(1,277,338)	—	(1,516,195)	—
Select Class
From net investment income	(15,209,423)	(19,664,208)	(9,377,948)	(7,465,515)
From net realized gains	(33,165,963)	—	(30,065,543)	—

Total distributions to shareholders	(51,685,626)	(20,821,246)	(43,523,306)	(7,935,226)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(105,990,964)	106,613,604	(53,909,334)	247,561,080

NET ASSETS:
Change in net assets	(205,716,155)	255,552,946	(154,379,173)	369,852,784
Beginning of period	1,281,173,481	1,025,620,535	975,744,714	605,891,930

End of period	$1,075,457,326	$1,281,173,481	$821,365,541	$975,744,714

Accumulated undistributed (distributed in excess of) net investment income	$675,613	$119,521	$469,387	$(176,529)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$799,294	$7,735,084	$578,836	$8,434,024
Dividends and distributions reinvested	372,321	154,214	633,375	109,575
Cost of shares redeemed	(6,350,861)	(4,043,422)	(3,416,941)	(2,780,937)
Redemption fees	—	160	—	463

Change in net assets from Class A capital transactions	$(5,179,246)	$3,846,036	$(2,204,730)	$5,763,125

Class C
Proceeds from shares issued	$3,157,857	$8,402,382	$4,496,840	$14,821,032
Dividends and distributions reinvested	918,387	210,381	1,398,870	114,948
Cost of shares redeemed	(5,071,819)	(267,873)	(9,734,984)	(2,076,154)
Redemption fees	—	310	—	924

Change in net assets from Class C capital transactions	$(995,575)	$8,345,200	$(3,839,274)	$12,860,750

Institutional Class
Proceeds from shares issued	$16,239,962	$27,006,773	$11,038,824	$30,275,588
Dividends and distributions reinvested	2,507	1,033	2,727	643
Cost of shares redeemed	(19,159,835)	(6,832,879)	(18,794,024)	(574,642)
Redemption fees	—	688	—	553

Change in net assets from Institutional Class capital transactions	$(2,917,366)	$20,175,615	$(7,752,473)	$29,702,142

Select Class
Proceeds from shares issued	$142,390,732	$265,924,973	$136,345,850	$317,399,392
Dividends and distributions reinvested	145,772	29,149	334,374	56,385
Cost of shares redeemed	(239,435,281)	(191,728,169)	(176,793,081)	(118,245,841)
Redemption fees	—	20,800	—	25,127

Change in net assets from Select Class capital transactions	$(96,898,777)	$74,246,753	$(40,112,857)	$199,235,063

Total change in net assets from capital transactions	$(105,990,964)	$106,613,604	$(53,909,334)	$247,561,080

SHARE TRANSACTIONS:
Class A
Issued	51,148	474,316	35,873	519,363
Reinvested	25,094	9,473	42,764	6,586
Redeemed	(414,637)	(241,726)	(222,210)	(161,538)

Change in Class A Shares	(338,395)	242,063	(143,573)	364,411

Class C
Issued	207,576	523,716	291,743	898,735
Reinvested	62,063	12,941	94,940	6,900
Redeemed	(326,986)	(16,451)	(633,473)	(123,274)

Change in Class C Shares	(57,347)	520,206	(246,790)	782,361

Institutional Class
Issued	1,050,671	1,636,827	722,592	1,787,496
Reinvested	168	64	184	39
Redeemed	(1,259,035)	(431,070)	(1,192,433)	(33,147)

Change in Institutional Class Shares	(208,196)	1,205,821	(469,657)	1,754,388

Select Class
Issued	9,220,056	16,528,526	8,762,752	19,163,279
Reinvested	9,797	1,786	22,521	3,369
Redeemed	(15,591,544)	(11,897,021)	(11,391,998)	(7,141,812)

Change in Select Class Shares	(6,361,691)	4,633,291	(2,606,725)	12,024,836

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Year Ended June 30, 2012	$16.55	$0.17	(g)	$(0.79)	$(0.62)	$(0.17)	$(0.48)	$(0.65)
Year Ended June 30, 2011	14.49	0.22	(g)	2.08 (h)	2.30	(0.24)	—	(0.24)
September 30, 2009 (j) through June 30, 2010	15.00	0.11	(g)	(0.51)	(0.40)	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2012	16.53	0.10	(g)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)
Year Ended June 30, 2011	14.48	0.14	(g)	2.08 (h)	2.22	(0.17)	—	(0.17)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(g)	(1.05)	(1.02)	(0.02)	—	(0.02)

Institutional Class
Year Ended June 30, 2012	16.57	0.24	(g)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2011	14.50	0.29	(g)	2.08 (h)	2.37	(0.30)	—	(0.30)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(g)	(0.49)	(0.35)	(0.15)	—	(0.15)

Select Class
Year Ended June 30, 2012	16.57	0.22	(g)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)
Year Ended June 30, 2011	14.50	0.26	(g)	2.09 (h)	2.35	(0.28)	—	(0.28)
September 30, 2009 (j) through June 30, 2010	15.00	0.14	(g)	(0.51)	(0.37)	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of operations.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$—		$15.28	(3.58)%	$5,884,382	1.35%	1.11%	1.63%	83%
—	(i)	16.55	15.93 (h)	11,975,971	1.36	1.36	1.64	112
—	(i)	14.49	(2.69)	6,976,790	1.28	0.94	1.66	96

—		15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
—	(i)	16.53	15.34 (h)	24,398,962	1.86	0.88	2.15	112
—	(i)	14.48	(6.56)	13,836,601	1.77	0.44	2.15	96

—		15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
—	(i)	16.57	16.43 (h)	56,669,731	0.96	1.77	1.24	112
—	(i)	14.50	(2.40)	32,107,551	0.88	1.24	1.26	96

—		15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
—	(i)	16.57	16.26 (h)	1,188,128,817	1.11	1.62	1.40	112
—	(i)	14.50	(2.51)	972,699,593	1.01	1.20	1.41	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Year Ended June 30, 2012	$17.14	$0.14	(g)	$(1.19)	$(1.05)	$(0.14)	$(0.59)	$(0.73)
Year Ended June 30, 2011	14.43	0.12	(g)	2.72	2.84	(0.13)	—	(0.13)
September 30, 2009 (i) through June 30, 2010	15.00	0.06	(g)	(0.54)	(0.48)	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2012	17.09	0.07	(g)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)
Year Ended June 30, 2011	14.41	0.04	(g)	2.71	2.75	(0.07)	—	(0.07)
January 4, 2010 (j) through June 30, 2010	15.69	—	(g)(h)	(1.27)	(1.27)	(0.01)	—	(0.01)

Institutional Class
Year Ended June 30, 2012	17.16	0.21	(g)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)
Year Ended June 30, 2011	14.44	0.19	(g)	2.72	2.91	(0.19)	—	(0.19)
September 30, 2009 (i) through June 30, 2010	15.00	0.09	(g)	(0.53)	(0.44)	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2012	17.16	0.19	(g)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)
Year Ended June 30, 2011	14.44	0.16	(g)	2.73	2.89	(0.17)	—	(0.17)
September 30, 2009 (i) through June 30, 2010	15.00	0.11	(g)	(0.57)	(0.46)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

$—		$15.36	(5.94)%	$12,486,295	1.36%	0.92%	1.64%	82%
—	(h)	17.14	19.69	16,385,606	1.36	0.75	1.66	108
—	(h)	14.43	(3.27)	8,538,523	1.31	0.55	1.69	88

—		15.29	(6.33)	28,728,184	1.86	0.43	2.14	82
—	(h)	17.09	19.09	36,338,504	1.86	0.23	2.16	108
—	(h)	14.41	(8.12)	19,365,449	1.80	0.02	2.18	88

—		15.38	(5.53)	29,951,431	0.95	1.37	1.24	82
—	(h)	17.16	20.20	41,466,055	0.97	1.11	1.25	108
—	(h)	14.44	(2.99)	9,568,910	0.89	0.80	1.30	88

—		15.38	(5.68)	750,199,631	1.10	1.20	1.39	82
—	(h)	17.16	20.02	881,554,549	1.11	0.98	1.41	108
—	(h)	14.44	(3.09)	568,419,048	1.03	0.93	1.45	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Investment objective of the Access Balanced Fund is to seek total return.

The Investment objective of the Access Growth Fund is to seek capital appreciation.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such fund’s net asset value per share as of the report date. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

See Note 2.D. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”):

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$14,403,603	$5,056,319	$67,452	$19,527,374
Consumer Staples	7,756,818	12,077,269	—	19,834,087
Energy	12,966,382	2,383,027	—	15,349,409
Financials	13,533,110	4,282,459	—	17,815,569
Health Care	12,943,973	6,593,236	—	19,537,209
Industrials	15,171,702	5,377,810	—	20,549,512
Information Technology	17,966,145	4,434,754	—	22,400,899
Materials	3,984,113	3,958,807	—	7,942,920
Telecommunication Services	538,169	1,357,859	—	1,896,028
Utilities	1,618,452	491,020	—	2,109,472

Total Common Stocks	100,882,467	46,012,560	67,452	146,962,479

Preferred Stocks
Telecommunication Services	—	159,371	—	159,371

Total Preferred Stocks	—	159,371	—	159,371

Debt Securities
Convertible Bonds
Energy	—	100,750	—	100,750
Industrials	—	172,594	—	172,594
Materials	—	191,000	—	191,000

Total Convertible Bonds	—	464,344	—	464,344

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Consumer Discretionary	$—	$10,986,166	$188,750	$11,174,916
Consumer Staples	—	2,930,687	—	2,930,687
Energy	—	4,040,250	—	4,040,250
Financials	—	2,777,963	—	2,777,963
Health Care	—	3,119,312	358,750	3,478,062
Industrials	—	4,179,574	—	4,179,574
Information Technology	—	2,853,813	—	2,853,813
Materials	—	1,615,500	—	1,615,500
Telecommunication Services	—	4,315,139	—	4,315,139
Utilities	—	1,382,063	—	1,382,063

Total Corporate Bonds	—	38,200,467	547,500	38,747,967

Loan Participations & Assignments
Consumer Discretionary	—	352,041	—	352,041
Energy	—	247,785	—	247,785
Financials	—	899,500	—	899,500
Industrials	—	249,532	—	249,532
Telecommunication Services	—	450,229	—	450,229

Total Loan Participations & Assignments	—	2,199,087	—	2,199,087

Investment Companies	838,392,758	—	—	838,392,758
Structured Notes	—	33,582,050	—	33,582,050

Total Investments in Securities	$939,275,225	$120,617,879	$614,952	$1,060,508,056

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$13,223,496	$3,657,282	$68,542	$16,949,320
Consumer Staples	7,332,204	8,259,988	—	15,592,192
Energy	8,926,835	1,743,450	—	10,670,285
Financials	10,326,650	3,310,503	—	13,637,153
Health Care	8,608,741	4,721,582	—	13,330,323
Industrials	12,226,822	4,350,312	—	16,577,134
Information Technology	13,926,865	3,678,873	—	17,605,738
Materials	2,505,566	2,977,334	—	5,482,900
Telecommunication Services	400,519	1,030,566	—	1,431,085
Utilities	—	381,085	—	381,085

Total Common Stocks	77,477,698	34,110,975	68,542	111,657,215

Preferred Stocks
Telecommunication Services	—	123,684	—	123,684

Total Preferred Stocks	—	123,684	—	123,684

Debt Securities
Convertible Bonds
Energy	—	50,375	—	50,375
Industrials	—	73,969	—	73,969
Materials	—	95,500	—	95,500

Total Convertible Bonds	—	219,844	—	219,844

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Consumer Discretionary	$—	$3,416,551	$113,250	$3,529,801
Consumer Staples	—	715,975	—	715,975
Energy	—	1,902,750	—	1,902,750
Financials	—	851,625	—	851,625
Health Care	—	1,506,563	—	1,506,563
Industrials	—	1,980,677	—	1,980,677
Information Technology	—	1,078,437	—	1,078,437
Materials	—	476,000	—	476,000
Telecommunication Services	—	1,978,825	—	1,978,825
Utilities	—	486,375	—	486,375

Total Corporate Bonds	—	14,393,778	113,250	14,507,028

Loan Participations & Assignments
Consumer Discretionary	—	450,904	—	450,904
Financials	—	254,375	—	254,375
Telecommunication Services	—	349,997	—	349,997

Total Loan Participations & Assignments	—	1,055,276	—	1,055,276

Investment Companies	645,278,354	—	—	645,278,354
Structured Notes	—	36,350,030	—	36,350,030

Total Investments in Securities	$722,756,052	$86,253,587	$181,792	$809,191,431

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Access Balanced Fund	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$(2,112)	$—	$—	$—	$69,564	$—	$67,452
Corporate Bonds — Consumer Discretionary	—	—	(62,773)	(102)	251,625	—	—	—	188,750
Corporate Bonds — Health Care	—	—	1,212	(337)	357,875	—	—	—	358,750

Total	$—	$—	$(63,673)	$(439)	$609,500	$—	$69,564	$—	$614,952

Access Growth Fund	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Common Stocks — Consumer Discretionary	$—	$—	$(2,145)	$—	$—	$—	$70,687	$—	$68,542
Corporate Bonds — Consumer Discretionary	—	—	(37,512)	(51)	150,813	—	—	—	113,250

Total	$—	$—	$(39,657)	$(51)	$150,813	$—	$70,687	$—	$181,792

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3) was as follows:

Access Balanced Fund	$(63,673)
Access Growth Fund	(39,657)

This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2012:

	Value	Percentage
Access Balanced Fund	$614,952	0.1%
Access Growth Fund	181,792	0.0	(a)

(a)	Amount rounds to less than 0.1%.

C. Loan Participations and Assignments — The Funds invest in loan participations and assignments of all or a portion of the loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the borrower and the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). Although certain loan participations and assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

D. Structured Notes — The Funds invest in structured notes, whose values are linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statements of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by JPMIM or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

turnover. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates:

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Access Balanced
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$14,371,943	$6,000,000	$(83,625)	$—	515,304	$8,280,943
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	35,667,822	6,400,000	38,171,943	(1,100,216)	1,019,895	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	67,700,000	8,300,000	84,281	1,716,770	5,024,092	60,289,107
JPMorgan Core Plus Bond Fund, Class R6 Shares	75,047,314	—	75,093,918	458,796	659,939	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	44,681,466	12,700,000	1,118,375	255,859	3,918,703	39,030,281
JPMorgan Equity Income Fund, Select Class Shares	30,025,713	24,500,000	53,681,466	737,234	853,909	—	—
JPMorgan Floating Rate Income Fund, Select Class Shares	—	39,300,000	7,900,000	108,166	1,256,361	3,291,637	32,192,206
JPMorgan Growth Advantage Fund, Class R5 Shares	—	21,046,101	—	—	—	2,965,441	28,735,120
JPMorgan Growth Advantage Fund, Select Class Shares	35,446,120	—	27,046,101	(1,104,295)	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	95,612,208	—	67,300,000	2,030,910	3,353,434	3,073,325	24,187,071
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	51,100,666	12,000,000	110,047	903,889	3,732,962	39,830,706
JPMorgan Inflation Managed Bond Fund, Select Class Shares	49,622,913	7,700,000	56,900,666	(99,334)	189,992	—	—
JPMorgan International Currency Income Fund, Select Class Shares	51,696,426	—	48,277,530	(1,756,162)	1,160,087	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	25,500,000	—	—	—	1,179,230	28,018,511
JPMorgan Large Cap Growth Fund, Select Class Shares	13,251,415	6,000,000	18,800,000	—	4,155	—	—
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	19,300,000	6,400,000	(7,529)	—	766,036	13,198,798
JPMorgan Mid Cap Core Fund, Select Class Shares	13,019,160	—	12,900,000	4,498	30,068	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	—	48,300,000	—	—	989,118	4,824,967	48,201,416
JPMorgan Multi-Sector Income Fund, Select Class Shares	27,639,740	20,500,000	48,300,000	—	874,826	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	56,277,960	646,477,071	575,073,093	—	119,581	127,681,938	127,681,938
JPMorgan Realty Income Fund, Class R5 Shares	—	21,100,000	—	—	146,803	2,146,238	24,767,584
JPMorgan Realty Income Fund, Institutional Class Shares	12,311,161	—	10,500,000	—	189,497	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	83,531,771	66,700,000	65,100,000	313,407	1,386,800	7,755,918	85,159,983
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	21,700,000	—	—	264,145	1,873,423	21,712,976
JPMorgan Total Return Fund, Select Class Shares	22,354,942	—	22,333,591	71,959	172,946	—	—

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	$—	$27,112,851	$—	$—	$—	1,543,955	$33,210,481
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	38,415,785	—	31,912,851	324,583	198,265	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	17,812,045	—	15,034,447	(2,030,491)	—	—	—

	$657,732,495			$(819,396)	$15,746,339		$614,497,121

Affiliate	Value at June 30, 2011 per Notes to Financial Statements	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Access Growth
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$15,747,223	$10,600,000	$228,622	$—	361,346	$5,806,833
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	50,511,281	4,800,000	48,747,223	(3,567,790)	1,734,278	—	—
JPMorgan Asia Equity Fund, Institutional Class Shares	—	26,100,000	26,986,245	886,245	188,893	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	28,100,000	—	—	219,931	2,348,128	28,177,542
JPMorgan Core Plus Bond Fund, Class R6 Shares	25,500,912	—	25,696,106	377,625	210,254	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	13,800,000	—	—	75,679	1,360,218	13,547,768
JPMorgan Floating Rate Income Fund, Select Class Shares	—	13,500,000	—	707	394,840	1,398,798	13,680,243
JPMorgan Growth Advantage Fund, Class R5 Shares	—	31,088,790	—	—	—	4,033,538	39,084,987
JPMorgan Growth Advantage Fund, Select Class Shares	53,138,811	—	46,888,790	1,220,553	—	—	—
JPMorgan High Yield Fund, Class R6 Shares	36,274,621	9,100,000	30,900,000	1,653,810	1,604,657	1,656,243	13,034,634
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	23,236,061	2,600,000	58,615	396,902	1,953,404	20,842,824
JPMorgan Inflation Managed Bond Fund, Select Class Shares	18,229,560	5,800,000	23,936,061	(63,939)	79,560	—	—
JPMorgan International Currency Income Fund, Select Class Shares	28,953,668	4,500,000	31,422,897	(931,728)	778,631	—	—
JPMorgan International Value Fund, Class R6 Shares	—	19,713,713	—	—	—	1,514,789	17,677,582
JPMorgan International Value Fund, Institutional Class Shares	21,597,883	—	19,713,713	—	671,562	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	28,400,000	—	—	—	1,259,383	29,922,936
JPMorgan Large Cap Growth Fund, Select Class Shares	—	22,400,000	22,400,000	—	4,712	—	—
JPMorgan Mid Cap Core Fund, Class R6 Shares	—	14,700,000	—	—	—	870,870	15,005,090
JPMorgan Mid Cap Core Fund, Select Class Shares	10,113,290	—	9,800,000	3,494	23,357	—	—
JPMorgan Multi-Sector Income Fund, Class R6 Shares	—	20,000,000	1,600,000	(11,200)	408,163	1,831,041	18,292,098

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

Affiliate	Value at June 30, 2011 per Notes to Financial Statements	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
JPMorgan Multi-Sector Income Fund, Select Class Shares	$19,890,498	$—	$20,000,000	$—	$396,217	—	$—
JPMorgan Prime Money Market Fund, Institutional Class Shares	29,069,607	553,289,442	510,093,044	—	68,825	72,266,005	72,266,005
JPMorgan Realty Income Fund, Class R5 Shares	—	14,173,079	—	—	101,135	1,478,583	17,062,846
JPMorgan Realty Income Fund, Institutional Class Shares	7,152,198	11,200,000	18,073,079	773,079	220,781	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	—	27,400,000	14,726,892	17,967	121,331	1,153,734	12,668,000
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	9,500,000	—	—	122,951	819,672	9,500,000
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	37,000,000	—	—	—	1,912,634	41,140,764
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	41,043,338	—	37,000,000	—	245,608	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	20,555,282	—	—	—	321,527	1,075,630	21,501,836

	$362,030,949			$646,060	$8,389,794		$389,211,988

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. The Funds are not aware of any tax positions for

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Access Balanced Fund	$—	$780,575	$(780,575)
Access Growth Fund	—	583,191	(583,191)

The reclassifications for the Funds relate primarily to distributions from investments in regulated investment companies, investment in partnerships and passive foreign investment company (PFIC) gains and losses.

K. Redemption Fees — Prior to May 2, 2011, generally, shares of the Funds held for less than 60 days were subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and credited to paid in capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% based on each Fund’s respective average daily net assets.

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), Fiduciary Management, Inc. (“FMI”), Manning and Napier Advisors, LLC (“Manning & Napier”), Osterweis Capital Management, LLC (“Osterweis”), Shenkman Capital Management, Inc. (“Shenkman”), Tamro Capital Partners, LLC (“TAMRO”), TimesSquare Capital Management, LLC (“TimesSquare”) and Tradewinds Global Investors, LLC (“Tradewinds”) are sub-advisors for the Funds. Each is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. The Advisor monitors and evaluates the sub-advisors to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2012, the allocation of assets for each Fund was as follows:

	Access Balanced Fund		Access Growth Fund
JPMPI	82.1%		83.4%
Capital Guardian	3.5		3.6
FMI	3.2		3.6
Manning & Napier	2.7		5.0
Osterweis	2.9		—
Shenkman	3.8		2.0
TAMRO	0.6		1.2
TimesSquare	1.2		1.2
Tradewinds	0.0	(a)	0.0	(a)

(a)	Amount rounds to less than 0.1%.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waiver and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$1,341
Access Growth Fund	100

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. Waivers associated with these agreements are detailed below as contractual waivers.

The shares of the affiliated Underlying Funds in which the Funds invest a portion of their assets impose a separate investment advisory fee and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$61,123	$15,325	$76,448
Access Growth Fund	34,816	50,632	85,448

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$2,611,963	$519,586	$3,131,549
Access Growth Fund	2,013,852	398,758	2,412,610

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Access Balanced Fund and Access Growth Fund incurred $1,700 and $2,739 respectively in brokerage commissions with broker-dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$871,444,909	$1,107,579,279
Access Growth Fund	677,396,751	822,738,712

During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,021,737,168	$54,388,127	$15,617,239	$38,770,888
Access Growth Fund	780,055,642	46,430,919	17,295,130	29,135,789

54	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed partnership basis outstanding (Access Balanced Fund), return of capital from investments in regulated investment companies (Access Balanced Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$29,946,295	$21,739,331	$51,685,626
Access Growth Fund	25,407,858	18,115,448	43,523,306

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows:

	Ordinary Income	Total Distributions Paid
Access Balanced Fund	$20,821,246	$20,821,246
Access Growth Fund	7,935,226	7,935,226

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$4,344,083	$(20,627,490)	$38,771,465
Access Growth Fund	2,535,600	(21,700,538)	29,136,474

For the Funds, the cumulative timing differences primarily consist of distributions payable and post-October loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the Funds had the following post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Access Balanced Fund	$20,627,490	$—
Access Growth Fund	21,700,538	—

As of June 30, 2012, the Funds had no pre-enactment net capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of:

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Access Balanced Fund	$—	$21,561,075	$—
Access Growth Fund	—	23,178,105	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

56	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of

JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year the ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	57

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

58	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present)
			.

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	59

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

60	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012 and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,040.30	$6.85	1.35%
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class C
Actual	1,000.00	1,038.30	9.38	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Institutional Class
Actual	1,000.00	1,042.80	4.83	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95
Select Class
Actual	1,000.00	1,042.00	5.58	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10

Access Growth Fund
Class A
Actual	$1,000.00	$1,049.80	$6.93	1.36%
Hypothetical	1,000.00	1,018.10	6.82	1.36
Class C
Actual	1,000.00	1,048.00	9.47	1.86
Hypothetical	1,000.00	1,015.61	9.32	1.86
Institutional Class
Actual	1,000.00	1,052.70	4.90	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96
Select Class
Actual	1,000.00	1,051.90	5.66	1.11
Hypothetical	1,000.00	1,019.34	5.57	1.11

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	JPMORGAN ACCESS FUNDS	61

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Long-Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012:

Long-Term Capital Gain Distribution
Access Balanced Fund	$21,739,331
Access Growth Fund	18,115,448

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Access Balanced Fund	13.59%
Access Growth Fund	14.95

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Access Balanced Fund	$29,946,294
Access Growth Fund	25,407,857

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows:

	Gross Income	Foreign Tax Pass Through
Access Balanced Fund	$1,160,087	$13,599
Access Growth Fund	1,639,087	118,503

62	JPMORGAN ACCESS FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-ACCESS-612

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2012

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S.

large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk triggered a decline in stock prices in the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks across most market capitalizations and investment styles finished the reporting period with positive gains. The Russell 1000 Index gained 4.37% for the twelve months ended June 30, 2012.

U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, as the Russell 1000 Growth Index returned 5.76% versus the 3.01% return for the Russell 1000 Value Index during the twelve months ended June 30, 2012. U.S. mid-cap stocks posted a negative return and underperformed U.S. large-cap stocks as the Russell Midcap Index declined 1.65%.

Intrepid Investment Philosophy and Process1

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds were managed and positioned in accordance with this investment philosophy and process.

[1]	There was a change to the Team for each Fund during the reporting period. There was no change to any Fund’s investment strategy or objective.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.52%
Russell 1000 Index	4.37%

Net Assets as of 6/30/2012 (In Thousands)	$1,832,140

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and financials sectors was the primary detractor from relative performance. The Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Ford Motor Co. and Xerox Corp. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings. Shares of Xerox Corp. declined due to concerns about weak spending by corporations.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Kimberly-Clark Corp. and Amgen, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Kimberly-Clark Corp., which sells personal and household products, increased following the company’s strong first-quarter results. Shares of healthcare company Amgen, Inc. benefited from the company’s better-than-expected earnings and announced stock repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.3%
2.	Exxon Mobil Corp.	3.5
3.	Microsoft Corp.	3.0
4.	Chevron Corp.	2.9
5.	International Business Machines Corp.	2.8
6.	Pfizer, Inc.	2.8
7.	Wells Fargo & Co.	2.1
8.	Tyco International Ltd., (Switzerland)	1.7
9.	Discover Financial Services	1.7
10.	Amgen, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Financials	14.2
Health Care	11.7
Consumer Discretionary	11.4
Consumer Staples	10.3
Energy	10.3
Industrials	9.8
Materials	3.9
Telecommunication Services	3.4
Utilities	3.2
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		1.26%	(1.09)%	7.84%
With Sales Charge*		(4.05)	(2.15)	7.22
CLASS C SHARES	2/19/05
Without CDSC		0.78	(1.57)	7.41
With CDSC**		(0.22)	(1.57)	7.41
CLASS R2 SHARES	11/3/08	1.03	(1.26)	7.74
CLASS R5 SHARES	5/15/06	1.74	(0.63)	8.19
SELECT CLASS SHARES	2/28/03	1.52	(0.84)	8.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper

Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.04%
Russell 1000 Growth Index	5.76%

Net Assets as of 6/30/2012 (In Thousands)	$656,509

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and financials sectors was the primary detractor from relative performance. The Fund’s stock selection in the information technology and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Western Union Co., Ford Motor Co. and Baker Hughes Inc. Business services company Western Union Co. announced a weaker-than-expected earnings outlook, which caused the stock to decline. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings. Shares of oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., PPG Industries, Inc. and AutoZone, Inc. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend. Shares of AutoZone, Inc., a distributor of automotive replacement parts and accessories, benefited from the company’s strong sales and announced stock buyback.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.2%
2.	Microsoft Corp.	4.7
3.	International Business Machines Corp.	4.3
4.	Philip Morris International, Inc.	3.2
5.	Home Depot, Inc. (The)	2.2
6.	Gilead Sciences, Inc.	2.1
7.	Wal-Mart Stores, Inc.	1.9
8.	priceline.com, Inc.	1.8
9.	McKesson Corp.	1.8
10.	Honeywell International, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.1%
Consumer Discretionary	16.0
Consumer Staples	12.8
Health Care	11.6
Industrials	11.1
Financials	5.0
Materials	4.4
Energy	4.3
Telecommunication Services	1.8
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		2.76%	1.18%	8.04%
With Sales Charge*		(2.63)	0.09	7.42
CLASS C SHARES	2/19/05
Without CDSC		2.28	0.68	7.61
With CDSC**		1.28	0.68	7.61
CLASS R2 SHARES	11/3/08	2.53	1.00	7.94
CLASS R5 SHARES	5/15/06	3.26	1.64	8.39
SELECT CLASS SHARES	2/28/03	3.04	1.44	8.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursement, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-4.11%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$427,794

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the retail and industrial cyclical sectors was the primary detractor from relative performance. The Fund’s stock selection in the finance and capital markets sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Walter Energy, Inc., Navistar International Corp. and GameStop Corp. Shares of Walter Energy, Inc., a producer and exporter of metallurgical coal for the global steel industry, declined due to lower-than-expected earnings and concerns about the company’s future production growth. Navistar International Corp., a manufacturer of commercial and military truck engines, reported disappointing first-quarter earnings, which was lower than expected due to costs related to its joint ventures. In addition, lower expectations for military spending caused the company to lower its guidance, which also hurt the stock. Shares of GameStop Corp. declined after the video game retailer reported lower sales and a disappointing forecast for its second-quarter earnings.

Individual contributors to relative performance included the Fund’s positions in Pharmasset Inc., PPG Industries, Inc. and Wyndham Worldwide Corp. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of chemical manufacturing company PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the company would increase its quarterly dividend. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly dividend.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Lorillard, Inc.	2.3%
2.	Macy’s, Inc.	2.1
3.	Discover Financial Services	2.0
4.	Constellation Brands, Inc., Class A	1.7
5.	PPG Industries, Inc.	1.6
6.	Wyndham Worldwide Corp.	1.5
7.	Alliance Data Systems Corp.	1.5
8.	CBS Corp. (Non-Voting), Class B	1.4
9.	CA, Inc.	1.4
10.	NCR Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.0%
Consumer Discretionary	15.7
Information Technology	14.9
Health Care	11.0
Industrials	10.0
Consumer Staples	7.4
Utilities	7.0
Materials	5.6
Energy	5.4
Others (each less than 1.0%)	0.9
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(4.36)%	(0.78)%	6.17%
With Sales Charge*		(9.36)	(1.85)	5.60
CLASS B SHARES	9/23/96
Without CDSC		(4.94)	(1.42)	5.61
With CDSC**		(9.94)	(1.85)	5.61
CLASS C SHARES	3/22/99
Without CDSC		(4.97)	(1.41)	5.47
With CDSC***		(5.97)	(1.41)	5.47
SELECT CLASS SHARES	6/1/91	(4.11)	(0.55)	6.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the

Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.09%
Russell 3000 Index	3.84%

Net Assets as of 6/30/2012 (In Thousands)	$10,240

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care, consumer staples and information technology sectors was the main contributor to relative performance. The Fund’s stock selection in the industrials, financials and telecommunication services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Expedia, Inc., Wyndham Worldwide Corp. and Apple, Inc. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results. Shares of hotel operator Wyndham Worldwide Corp. increased after the company announced an increase in its stock repurchase program and declared a quarterly dividend. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad.

Individual detractors from relative performance included the Fund’s positions in Best Buy Co., Inc., TRW Automotive Holdings Corp. and Xerox Corp. Shares of Best Buy Co., Inc., a consumer electronics retailer, were hurt by the company’s disappointing third-quarter results and the unexpected resignation of its chief executive officer. Shares of TRW Automotive Holdings Corp. declined after the auto and truck parts manufacturer reported lower-than-expected earnings. Shares of Xerox Corp. declined due to concerns about weak spending by corporations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Exxon Mobil Corp.	3.3
3.	Microsoft Corp.	2.7
4.	Pfizer, Inc.	2.6
5.	Chevron Corp.	2.4
6.	UnitedHealth Group, Inc.	2.1
7.	Constellation Brands, Inc., Class A	1.9
8.	Wyndham Worldwide Corp.	1.8
9.	Expedia, Inc.	1.8
10.	PNC Financial Services Group, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Health Care	12.7
Financials	12.6
Consumer Discretionary	10.6
Energy	9.9
Consumer Staples	9.9
Industrials	7.1
Materials	3.3
Utilities	3.0
Telecommunication Services	2.6
Short-Term Investment	10.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		3.78%	(2.10)%	7.56%
With Sales Charge*		(1.66)	(3.15)	6.94
CLASS C SHARES	2/19/05
Without CDSC		3.28	(2.58)	7.13
With CDSC**		2.28	(2.58)	7.13
SELECT CLASS SHARES	2/28/03	4.09	(1.85)	7.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.29%
Russell 1000 Value Index	3.01%

Net Assets as of 6/30/2012 (In Thousands)	$859,821

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the financials and industrials sectors was the main detractor from relative performance. The Fund’s stock selection in the health care and telecommunication services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., Ford Motor Co. and MetLife, Inc. Uncertainty about potential federal regulation hurt shares of financial services company Citigroup, Inc. Shares of automobile manufacturer Ford Motor Co. declined after the company reported disappointing fourth-quarter earnings. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., ACE Ltd. and Kimberly-Clark Corp. Shares of technology company Apple, Inc. rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of insurer ACE Ltd. gained on investor optimism about the company’s increase of its quarterly dividend payment. Shares of Kimberly-Clark Corp., which sells personal and household products, increased following the company’s strong first-quarter results.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	5.9%
2.	Pfizer, Inc.	4.0
3.	Wells Fargo & Co.	3.5
4.	Chevron Corp.	3.2
5.	AT&T, Inc.	2.7
6.	ConocoPhillips	2.2
7.	Citigroup, Inc.	2.1
8.	Tyco International Ltd., (Switzerland)	1.9
9.	PNC Financial Services Group, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.8%
Energy	15.5
Health Care	12.6
Industrials	8.0
Consumer Discretionary	7.8
Information Technology	7.5
Utilities	7.1
Consumer Staples	6.5
Telecommunication Services	4.1
Materials	3.5
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		0.14%	(2.26)%	8.28%
With Sales Charge*		(5.12)	(3.31)	7.66
CLASS C SHARES	2/19/05
Without CDSC		(0.37)	(2.75)	7.85
With CDSC**		(1.37)	(2.75)	7.85
CLASS R2 SHARES	11/3/08	(0.13)	(2.44)	8.17
CLASS R5 SHARES	5/15/06	0.49	(1.85)	8.61
CLASS R6 SHARES	11/30/10	0.54	(1.84)	8.62
SELECT CLASS SHARES	2/28/03	0.29	(2.05)	8.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 11.4%
	Auto Components — 0.2%
79	TRW Automotive Holdings Corp. (a)	2,900

	Automobiles — 1.0%
1,989	Ford Motor Co.	19,073

	Diversified Consumer Services — 0.5%
323	H&R Block, Inc.	5,154
73	Weight Watchers International, Inc.	3,743

		8,897

	Hotels, Restaurants & Leisure — 1.8%
161	Bally Technologies, Inc. (a)	7,512
232	Brinker International, Inc.	7,404
250	Marriott International, Inc., Class A	9,780
160	Wyndham Worldwide Corp.	8,433

		33,129

	Household Durables — 0.6%
163	Jarden Corp.	6,841
75	Lennar Corp., Class A	2,303
73	Toll Brothers, Inc. (a)	2,182

		11,326

	Internet & Catalog Retail — 0.4%
161	Expedia, Inc.	7,730

	Media — 2.7%
378	CBS Corp. (Non-Voting), Class B	12,378
526	Gannett Co., Inc.	7,746
148	Time Warner Cable, Inc.	12,143
374	Viacom, Inc., Class B	17,571

		49,838

	Multiline Retail — 1.8%
106	Dillard’s, Inc., Class A	6,718
757	Macy’s, Inc.	25,993

		32,711

	Specialty Retail — 2.0%
140	Best Buy Co., Inc.	2,926
234	Foot Locker, Inc.	7,143
491	Home Depot, Inc. (The)	25,992

		36,061

	Textiles, Apparel & Luxury Goods — 0.4%
46	PVH Corp.	3,555
27	V.F. Corp.	3,590

		7,145

	Total Consumer Discretionary	208,810

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 10.3%
	Beverages — 1.8%
420	Constellation Brands, Inc., Class A (a)	11,356
304	Monster Beverage Corp. (a)	21,624

		32,980

	Food & Staples Retailing — 2.3%
375	CVS Caremark Corp.	17,500
554	Kroger Co. (The)	12,836
180	Wal-Mart Stores, Inc.	12,543

		42,879

	Food Products — 2.0%
689	Archer-Daniels-Midland Co.	20,345
80	Bunge Ltd.	4,988
68	Campbell Soup Co.	2,280
260	ConAgra Foods, Inc.	6,747
101	Tyson Foods, Inc., Class A	1,905

		36,265

	Household Products — 2.0%
84	Energizer Holdings, Inc. (a)	6,291
369	Kimberly-Clark Corp.	30,928

		37,219

	Tobacco — 2.2%
147	Altria Group, Inc.	5,072
42	Lorillard, Inc.	5,542
332	Philip Morris International, Inc.	28,935

		39,549

	Total Consumer Staples	188,892

	Energy — 10.3%
	Energy Equipment & Services — 0.1%
9	National Oilwell Varco, Inc.	599

	Oil, Gas & Consumable Fuels — 10.2%
507	Chevron Corp.	53,467
304	ConocoPhillips	16,988
242	Energy XXI Bermuda Ltd., (Bermuda)	7,575
750	Exxon Mobil Corp.	64,165
795	Marathon Oil Corp.	20,336
103	Marathon Petroleum Corp.	4,640
161	Occidental Petroleum Corp.	13,809
152	Phillips 66 (a)	5,052
59	Valero Energy Corp.	1,430

		187,462

	Total Energy	188,061

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.2%
	Capital Markets — 1.3%
194	Ameriprise Financial, Inc.	10,138
134	Goldman Sachs Group, Inc. (The)	12,885

		23,023

	Commercial Banks — 3.8%
973	Fifth Third Bancorp	13,034
288	PNC Financial Services Group, Inc.	17,618
1,170	Wells Fargo & Co.	39,110

		69,762

	Consumer Finance — 1.7%
920	Discover Financial Services	31,807

	Diversified Financial Services — 1.2%
790	Citigroup, Inc.	21,652

	Insurance — 3.2%
95	ACE Ltd., (Switzerland)	7,065
135	Allstate Corp. (The)	4,744
83	Assurant, Inc.	2,892
70	Everest Re Group Ltd., (Bermuda)	7,275
278	Lincoln National Corp.	6,079
717	MetLife, Inc.	22,119
264	Protective Life Corp.	7,755

		57,929

	Real Estate Investment Trusts (REITs) — 3.0%
384	CBL & Associates Properties, Inc.	7,494
260	Extra Space Storage, Inc.	7,965
99	HCP, Inc.	4,389
28	Health Care REIT, Inc.	1,644
227	Hospitality Properties Trust	5,615
541	Host Hotels & Resorts, Inc.	8,559
247	LaSalle Hotel Properties	7,192
133	Prologis, Inc.	4,406
126	Ventas, Inc.	7,940

		55,204

	Total Financials	259,377

	Health Care — 11.6%
	Biotechnology — 4.1%
431	Amgen, Inc.	31,466
500	Gilead Sciences, Inc. (a)	25,650
337	Vertex Pharmaceuticals, Inc. (a)	18,817

		75,933

	Health Care Equipment & Supplies — 0.4%
404	Hologic, Inc. (a)	7,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.8%
118	Community Health Systems, Inc. (a)	3,313
205	Humana, Inc.	15,898
29	McKesson Corp.	2,747
440	UnitedHealth Group, Inc.	25,717
57	WellPoint, Inc.	3,611

		51,286

	Pharmaceuticals — 4.3%
489	Merck & Co., Inc.	20,403
2,211	Pfizer, Inc.	50,843
410	Warner Chilcott plc, (Ireland), Class A (a)	7,343

		78,589

	Total Health Care	213,103

	Industrials — 9.7%
	Aerospace & Defense — 3.1%
402	General Dynamics Corp.	26,483
550	Honeywell International, Inc.	30,718

		57,201

	Airlines — 0.7%
160	Alaska Air Group, Inc. (a)	5,740
287	United Continental Holdings, Inc. (a)	6,971

		12,711

	Construction & Engineering — 0.3%
173	Chicago Bridge & Iron Co. N.V., (Netherlands)	6,559

	Industrial Conglomerates — 1.7%
604	Tyco International Ltd., (Switzerland)	31,900

	Machinery — 2.5%
135	AGCO Corp. (a)	6,151
447	Ingersoll-Rand plc, (Ireland)	18,863
209	Parker Hannifin Corp.	16,053
64	Stanley Black & Decker, Inc.	4,125

		45,192

	Professional Services — 0.4%
100	Dun & Bradstreet Corp. (The)	7,138

	Road & Rail — 1.0%
246	Norfolk Southern Corp.	17,648

	Total Industrials	178,349

	Information Technology — 19.8%
	Communications Equipment — 0.9%
1,481	Brocade Communications Systems, Inc. (a)	7,301
408	Cisco Systems, Inc.	7,007

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Communications Equipment — Continued
50	QUALCOMM, Inc.	2,767

		17,075

	Computers & Peripherals — 5.9%
167	Apple, Inc. (a)	97,411
190	Diebold, Inc.	7,009
149	Western Digital Corp. (a)	4,542

		108,962

	Electronic Equipment, Instruments & Components — 0.3%
562	Vishay Intertechnology, Inc. (a)	5,296

	Internet Software & Services — 0.6%
96	Facebook, Inc., Class A (a)	3,000
169	IAC/InterActiveCorp.	7,702

		10,702

	IT Services — 5.0%
47	Alliance Data Systems Corp. (a)	6,385
261	International Business Machines Corp.	51,056
291	Lender Processing Services, Inc.	7,367
8	MasterCard, Inc., Class A	3,613
191	Visa, Inc., Class A	23,613

		92,034

	Semiconductors & Semiconductor Equipment — 2.6%
752	Altera Corp.	25,451
295	Broadcom Corp., Class A (a)	9,971
449	Freescale Semiconductor Ltd. (a)	4,599
124	Lam Research Corp. (a)	4,661
84	Texas Instruments, Inc.	2,399

		47,081

	Software — 4.5%
27	BMC Software, Inc. (a)	1,165
1,822	Microsoft Corp.	55,744
507	Oracle Corp.	15,070
95	SolarWinds, Inc. (a)	4,116
398	Symantec Corp. (a)	5,821

		81,916

	Total Information Technology	363,066

	Materials — 3.9%
	Chemicals — 2.6%
75	CF Industries Holdings, Inc.	14,608
181	LyondellBasell Industries N.V., (Netherlands), Class A	7,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
148	Monsanto Co.	12,251
119	PPG Industries, Inc.	12,607

		46,739

	Metals & Mining — 1.0%
540	Freeport-McMoRan Copper & Gold, Inc.	18,395

	Paper & Forest Products — 0.3%
214	International Paper Co.	6,184

	Total Materials	71,318

	Telecommunication Services — 3.4%
	Diversified Telecommunication Services — 3.4%
609	AT&T, Inc.	21,706
538	CenturyLink, Inc.	21,227
434	Verizon Communications, Inc.	19,292

	Total Telecommunication Services	62,225

	Utilities — 3.2%
	Electric Utilities — 1.8%
511	American Electric Power Co., Inc.	20,395
173	NextEra Energy, Inc.	11,911

		32,306

	Independent Power Producers & Energy Traders — 0.4%
550	AES Corp. (The) (a)	7,059

	Multi-Utilities — 1.0%
22	Ameren Corp.	721
60	Consolidated Edison, Inc.	3,732
210	Sempra Energy	14,492

		18,945

	Total Utilities	58,310

	Total Common Stocks (Cost $1,477,621)	1,791,511

Short-Term Investment — 2.0%
	Investment Company — 2.0%
37,467	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $37,467)	37,467

	Total Investments — 99.8% (Cost $1,515,088)	1,828,978
	Other Assets in Excess of Liabilities — 0.2%	3,162

	NET ASSETS — 100.0%	$1,832,140

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
590	E-mini S&P 500	09/21/12	$40,014	$1,396

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 16.0%
	Automobiles — 0.9%
642	Ford Motor Co.	6,155

	Diversified Consumer Services — 0.4%
76	H&R Block, Inc.	1,221
26	Weight Watchers International, Inc.	1,330

		2,551

	Hotels, Restaurants & Leisure — 3.5%
58	Bally Technologies, Inc. (a)	2,688
89	Brinker International, Inc.	2,824
188	Marriott International, Inc., Class A	7,377
56	Wyndham Worldwide Corp.	2,948
67	Wynn Resorts Ltd.	6,960

		22,797

	Household Durables — 0.9%
66	Jarden Corp.	2,765
269	PulteGroup, Inc. (a)	2,881

		5,646

	Internet & Catalog Retail — 2.2%
57	Expedia, Inc.	2,759
18	priceline.com, Inc. (a)	12,028

		14,787

	Leisure Equipment & Products — 0.5%
44	Mattel, Inc.	1,421
29	Polaris Industries, Inc.	2,037

		3,458

	Media — 3.3%
116	CBS Corp. (Non-Voting), Class B	3,786
121	DIRECTV, Class A (a)	5,902
184	Gannett Co., Inc.	2,706
32	Scripps Networks Interactive, Inc., Class A	1,797
19	Time Warner Cable, Inc.	1,527
120	Viacom, Inc., Class B	5,638

		21,356

	Multiline Retail — 1.3%
247	Macy’s, Inc.	8,485

	Specialty Retail — 2.6%
8	AutoZone, Inc. (a)	2,937
272	Home Depot, Inc. (The)	14,424

		17,361

	Textiles, Apparel & Luxury Goods — 0.4%
33	PVH Corp.	2,528

	Total Consumer Discretionary	105,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 12.8%
	Beverages — 2.7%
115	Coca-Cola Co. (The)	8,992
93	Coca-Cola Enterprises, Inc.	2,611
126	Constellation Brands, Inc., Class A (a)	3,420
35	Monster Beverage Corp. (a)	2,478

		17,501

	Food & Staples Retailing — 3.1%
91	CVS Caremark Corp.	4,267
159	Kroger Co. (The)	3,694
177	Wal-Mart Stores, Inc.	12,347

		20,308

	Food Products — 2.3%
210	Archer-Daniels-Midland Co.	6,184
19	Bunge Ltd.	1,180
79	Campbell Soup Co.	2,624
97	ConAgra Foods, Inc.	2,520
135	Tyson Foods, Inc., Class A	2,538

		15,046

	Household Products — 1.6%
123	Kimberly-Clark Corp.	10,329

	Tobacco — 3.1%
237	Philip Morris International, Inc.	20,663

	Total Consumer Staples	83,847

	Energy — 4.3%
	Energy Equipment & Services — 0.5%
49	National Oilwell Varco, Inc.	3,183

	Oil, Gas & Consumable Fuels — 3.8%
64	Chevron Corp.	6,792
69	Energy XXI Bermuda Ltd., (Bermuda)	2,150
94	Exxon Mobil Corp.	8,009
244	Marathon Oil Corp.	6,242
15	Marathon Petroleum Corp.	660
24	Phillips 66 (a)	804

		24,657

	Total Energy	27,840

	Financials — 5.0%
	Capital Markets — 0.5%
62	Ameriprise Financial, Inc.	3,240

	Commercial Banks — 0.6%
115	Wells Fargo & Co.	3,849

	Consumer Finance — 1.6%
301	Discover Financial Services	10,405

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 0.2%
62	Citigroup, Inc.	1,705

	Insurance — 0.3%
67	Validus Holdings Ltd., (Bermuda)	2,136

	Real Estate Investment Trusts (REITs) — 1.8%
137	CBL & Associates Properties, Inc.	2,681
85	Hospitality Properties Trust	2,101
40	Host Hotels & Resorts, Inc.	639
55	LaSalle Hotel Properties	1,588
75	Ventas, Inc.	4,721

		11,730

	Total Financials	33,065

	Health Care — 11.6%
	Biotechnology — 4.5%
83	Amgen, Inc.	6,084
85	Celgene Corp. (a)	5,473
269	Gilead Sciences, Inc. (a)	13,789
74	Vertex Pharmaceuticals, Inc. (a)	4,150

		29,496

	Health Care Equipment & Supplies — 1.8%
101	Baxter International, Inc.	5,357
109	Covidien plc, (Ireland)	5,837
28	Hill-Rom Holdings, Inc.	876

		12,070

	Health Care Providers & Services — 3.3%
44	Humana, Inc.	3,415
123	McKesson Corp.	11,560
110	UnitedHealth Group, Inc.	6,423

		21,398

	Pharmaceuticals — 2.0%
456	Pfizer, Inc.	10,497
144	Warner Chilcott plc, (Ireland), Class A (a)	2,574

		13,071

	Total Health Care	76,035

	Industrials — 11.1%
	Aerospace & Defense — 3.1%
132	General Dynamics Corp.	8,700
202	Honeywell International, Inc.	11,258

		19,958

	Airlines — 0.7%
51	Alaska Air Group, Inc. (a)	1,846
81	Delta Air Lines, Inc. (a)	890

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — Continued
77	United Continental Holdings, Inc. (a)	1,871

		4,607

	Commercial Services & Supplies — 0.4%
233	R.R. Donnelley & Sons Co.	2,741

	Construction & Engineering — 0.4%
61	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,308

	Industrial Conglomerates — 1.2%
152	Tyco International Ltd., (Switzerland)	8,033

	Machinery — 3.5%
259	Ingersoll-Rand plc, (Ireland)	10,916
124	Parker Hannifin Corp.	9,502
43	Stanley Black & Decker, Inc.	2,787

		23,205

	Professional Services — 0.4%
38	Dun & Bradstreet Corp. (The)	2,676

	Road & Rail — 1.4%
250	CSX Corp.	5,590
30	Union Pacific Corp.	3,579

		9,169

	Total Industrials	72,697

	Information Technology — 30.0%
	Communications Equipment — 1.2%
524	Brocade Communications Systems, Inc. (a)	2,584
104	QUALCOMM, Inc.	5,802

		8,386

	Computers & Peripherals — 9.4%
103	Apple, Inc. (a)	60,006
44	Diebold, Inc.	1,609

		61,615

	Electronic Equipment, Instruments & Components — 0.2%
145	Vishay Intertechnology, Inc. (a)	1,371

	Internet Software & Services — 1.0%
34	Facebook, Inc., Class A (a)	1,058
9	Google, Inc., Class A (a)	5,453

		6,511

	IT Services — 7.6%
23	Alliance Data Systems Corp. (a)	3,125
67	FleetCor Technologies, Inc. (a)	2,330
143	International Business Machines Corp.	27,997
80	NeuStar, Inc., Class A (a)	2,685
60	Visa, Inc., Class A	7,443

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
377	Western Union Co. (The)	6,344

		49,924

	Semiconductors & Semiconductor Equipment — 3.2%
296	Altera Corp.	10,020
126	Broadcom Corp., Class A (a)	4,266
163	Freescale Semiconductor Ltd. (a)	1,666
84	Intel Corp.	2,228
40	Lam Research Corp. (a)	1,491
45	Texas Instruments, Inc.	1,282

		20,953

	Software — 7.4%
69	BMC Software, Inc. (a)	2,949
1,006	Microsoft Corp.	30,787
318	Oracle Corp.	9,442
360	Symantec Corp. (a)	5,260

		48,438

	Total Information Technology	197,198

	Materials — 4.4%
	Chemicals — 4.2%
44	CF Industries Holdings, Inc.	8,447
75	LyondellBasell Industries N.V., (Netherlands), Class A	3,012
101	Monsanto Co.	8,319

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
74	PPG Industries, Inc.	7,821

		27,599

	Metals & Mining — 0.2%
38	Freeport-McMoRan Copper & Gold, Inc.	1,288

	Total Materials	28,887

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
237	CenturyLink, Inc.	9,376
103	tw telecom, inc. (a)	2,633

	Total Telecommunication Services	12,009

	Total Common Stocks (Cost $509,622)	636,702

Short-Term Investment — 2.9%
	Investment Company — 2.9%
18,952	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $18,952)	18,952

	Total Investments — 99.9% (Cost $528,574)	655,654
	Other Assets in Excess of Liabilities — 0.1%	855

	NET ASSETS — 100.0%	$656,509

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
290	E-mini S&P 500	09/21/12	$19,668	$687

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 15.9%
	Auto Components — 0.5%
12	Delphi Automotive plc, (United Kingdom) (a)	293
10	Lear Corp.	362
37	TRW Automotive Holdings Corp. (a)	1,357

		2,012

	Automobiles — 0.1%
8	Harley-Davidson, Inc.	380

	Distributors — 0.5%
3	Genuine Parts Co.	205
54	LKQ Corp. (a)	1,810

		2,015

	Diversified Consumer Services — 1.5%
30	Apollo Group, Inc., Class A (a)	1,078
27	ITT Educational Services, Inc. (a) (c)	1,616
297	Service Corp. International	3,669

		6,363

	Hotels, Restaurants & Leisure — 2.1%
82	Brinker International, Inc.	2,620
126	Wyndham Worldwide Corp.	6,629

		9,249

	Household Durables — 2.0%
48	Garmin Ltd., (Switzerland)	1,846
74	Leggett & Platt, Inc.	1,568
401	PulteGroup, Inc. (a)	4,290
21	Tempur-Pedic International, Inc. (a)	486
5	Tupperware Brands Corp.	252

		8,442

	Internet & Catalog Retail — 0.4%
22	Expedia, Inc.	1,077
1	priceline.com, Inc. (a)	531

		1,608

	Leisure Equipment & Products — 0.1%
18	Mattel, Inc.	587

	Media — 2.4%
191	CBS Corp. (Non-Voting), Class B	6,272
71	DISH Network Corp., Class A	2,036
73	Lamar Advertising Co., Class A (a)	2,088

		10,396

	Multiline Retail — 2.7%
3	Big Lots, Inc. (a)	123
22	Dillard’s, Inc., Class A	1,401

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
20	Dollar Tree, Inc. (a)	1,065
260	Macy’s, Inc.	8,917

		11,506

	Specialty Retail — 3.2%
10	AutoZone, Inc. (a)	3,745
47	Foot Locker, Inc.	1,422
84	GameStop Corp., Class A	1,545
26	O’Reilly Automotive, Inc. (a)	2,203
30	Ross Stores, Inc.	1,880
43	TJX Cos., Inc.	1,829
38	Urban Outfitters, Inc. (a)	1,057

		13,681

	Textiles, Apparel & Luxury Goods — 0.4%
6	Carter’s, Inc. (a)	321
35	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,477

		1,798

	Total Consumer Discretionary	68,037

	Consumer Staples — 7.5%
	Beverages — 1.8%
280	Constellation Brands, Inc., Class A (a)	7,563

	Food & Staples Retailing — 0.6%
52	Fresh Market, Inc. (The) (a)	2,773

	Food Products — 2.8%
175	Campbell Soup Co.	5,848
29	Green Mountain Coffee Roasters, Inc. (a)	623
51	Smithfield Foods, Inc. (a)	1,092
233	Tyson Foods, Inc., Class A	4,386

		11,949

	Tobacco — 2.3%
75	Lorillard, Inc.	9,896

	Total Consumer Staples	32,181

	Energy — 5.5%
	Energy Equipment & Services — 1.7%
9	Baker Hughes, Inc.	370
15	Dresser-Rand Group, Inc. (a)	650
18	National Oilwell Varco, Inc.	1,174
63	Oil States International, Inc. (a)	4,167
4	SEACOR Holdings, Inc. (a)	322
21	Unit Corp. (a)	758

		7,441

	Oil, Gas & Consumable Fuels — 3.8%
38	Cheniere Energy, Inc. (a)	565

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
38	Cimarex Energy Co.	2,108
11	Continental Resources, Inc. (a)	739
89	Energen Corp.	4,021
68	HollyFrontier Corp.	2,420
31	Laredo Petroleum Holdings, Inc. (a)	645
17	Murphy Oil Corp.	850
41	Newfield Exploration Co. (a)	1,211
12	Noble Energy, Inc.	1,031
21	Sunoco, Inc.	997
64	Valero Energy Corp.	1,550

		16,137

	Total Energy	23,578

	Financials — 19.3%
	Capital Markets — 1.1%
30	Affiliated Managers Group, Inc. (a)	3,327
152	American Capital Ltd. (a)	1,531

		4,858

	Commercial Banks — 2.9%
20	BOK Financial Corp.	1,135
94	Fifth Third Bancorp	1,260
103	Huntington Bancshares, Inc.	657
223	KeyCorp	1,726
10	M&T Bank Corp.	793
133	Regions Financial Corp.	900
67	SVB Financial Group (a)	3,934
156	TCF Financial Corp. (c)	1,793

		12,198

	Consumer Finance — 2.0%
246	Discover Financial Services	8,503

	Diversified Financial Services — 0.3%
65	NASDAQ OMX Group, Inc. (The)	1,468

	Insurance — 4.4%
28	Allied World Assurance Co. Holdings AG, (Switzerland)	2,225
77	American Financial Group, Inc.	3,028
39	Arch Capital Group Ltd., (Bermuda) (a)	1,534
26	Assurant, Inc.	911
126	Assured Guaranty Ltd., (Bermuda)	1,777
18	Axis Capital Holdings Ltd., (Bermuda)	573
8	Everest Re Group Ltd., (Bermuda)	828
50	Hartford Financial Services Group, Inc.	873
34	Lincoln National Corp.	741
46	Principal Financial Group, Inc.	1,196
44	Protective Life Corp.	1,291

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
15	Torchmark Corp.	776
106	Unum Group	2,020
35	Validus Holdings Ltd., (Bermuda)	1,118

		18,891

	Real Estate Investment Trusts (REITs) — 8.4%
92	Annaly Capital Management, Inc.	1,536
84	Apartment Investment & Management Co., Class A	2,281
80	Brandywine Realty Trust	991
15	Camden Property Trust	1,035
26	Chimera Investment Corp.	62
49	CommonWealth REIT	936
54	DDR Corp.	792
60	Digital Realty Trust, Inc.	4,519
47	Douglas Emmett, Inc. (m)	1,079
312	Duke Realty Corp.	4,572
22	Equity Residential	1,366
46	Health Care REIT, Inc.	2,670
161	Hospitality Properties Trust	3,982
107	Host Hotels & Resorts, Inc.	1,685
28	Mack-Cali Realty Corp.	805
42	Post Properties, Inc.	2,056
6	SL Green Realty Corp.	449
33	Taubman Centers, Inc.	2,523
40	Ventas, Inc.	2,555

		35,894

	Real Estate Management & Development — 0.1%
23	Forest City Enterprises, Inc., Class A (a)	340

	Thrifts & Mortgage Finance — 0.1%
13	BankUnited, Inc.	300

	Total Financials	82,452

	Health Care — 11.1%
	Biotechnology — 2.3%
60	BioMarin Pharmaceutical, Inc. (a)	2,359
33	United Therapeutics Corp. (a)	1,644
102	Vertex Pharmaceuticals, Inc. (a)	5,682

		9,685

	Health Care Equipment & Supplies — 2.7%
46	Alere, Inc. (a)	890
73	Cooper Cos., Inc. (The)	5,799
48	Hologic, Inc. (a)	862
60	Zimmer Holdings, Inc.	3,887

		11,438

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.4%
29	Aetna, Inc.	1,140
125	AmerisourceBergen Corp.	4,926
68	Community Health Systems, Inc. (a)	1,895
47	Humana, Inc.	3,640
99	Omnicare, Inc.	3,095

		14,696

	Life Sciences Tools & Services — 1.3%
28	Agilent Technologies, Inc.	1,103
57	Illumina, Inc. (a)	2,290
50	Life Technologies Corp. (a)	2,263

		5,656

	Pharmaceuticals — 1.4%
75	Endo Health Solutions, Inc. (a)	2,308
108	Warner Chilcott plc, (Ireland), Class A (a)	1,940
24	Watson Pharmaceuticals, Inc. (a)	1,776

		6,024

	Total Health Care	47,499

	Industrials — 10.1%
	Aerospace & Defense — 2.1%
19	Alliant Techsystems, Inc.	940
50	Huntington Ingalls Industries, Inc. (a)	2,004
64	L-3 Communications Holdings, Inc.	4,759
17	Northrop Grumman Corp.	1,091

		8,794

	Airlines — 0.7%
22	Copa Holdings S.A., (Panama), Class A	1,806
99	Delta Air Lines, Inc. (a)	1,086

		2,892

	Commercial Services & Supplies — 0.1%
46	R.R. Donnelley & Sons Co.	545

	Construction & Engineering — 1.8%
47	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,777
170	KBR, Inc.	4,191
50	URS Corp.	1,740

		7,708

	Electrical Equipment — 1.0%
52	Hubbell, Inc., Class B	4,080

	Machinery — 3.7%
53	AGCO Corp. (a)	2,442
44	Ingersoll-Rand plc, (Ireland)	1,852
70	Navistar International Corp. (a)	1,992
74	Parker Hannifin Corp.	5,724

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
81	Timken Co.	3,713
11	Xylem, Inc.	264

		15,987

	Marine — 0.2%
18	Kirby Corp. (a)	866

	Professional Services — 0.0% (g)
3	Dun & Bradstreet Corp. (The)	228

	Road & Rail — 0.5%
78	CSX Corp.	1,748
5	Landstar System, Inc.	248

		1,996

	Total Industrials	43,096

	Information Technology — 15.1%
	Communications Equipment — 0.7%
122	Brocade Communications Systems, Inc. (a)	603
1	F5 Networks, Inc. (a)	119
53	Harris Corp.	2,212

		2,934

	Computers & Peripherals — 2.5%
60	Lexmark International, Inc., Class A	1,597
259	NCR Corp. (a)	5,892
26	SanDisk Corp. (a)	956
70	Western Digital Corp. (a)	2,121

		10,566

	Electronic Equipment, Instruments & Components — 1.3%
59	Arrow Electronics, Inc. (a)	1,939
81	Avnet, Inc. (a)	2,500
10	Dolby Laboratories, Inc., Class A (a)	396
8	Tech Data Corp. (a)	400
65	Vishay Intertechnology, Inc. (a)	613

		5,848

	Internet Software & Services — 1.7%
78	IAC/InterActiveCorp.	3,543
34	LinkedIn Corp., Class A (a)	3,592

		7,135

	IT Services — 3.2%
49	Alliance Data Systems Corp. (a)	6,568
12	Amdocs Ltd. (a)	345
16	Booz Allen Hamilton Holding Corp.	243
49	Broadridge Financial Solutions, Inc.	1,049
55	Computer Sciences Corp.	1,354
21	DST Systems, Inc.	1,113

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
55	Fidelity National Information Services, Inc.	1,864
52	Lender Processing Services, Inc.	1,307

		13,843

	Office Electronics — 0.5%
285	Xerox Corp.	2,243

	Semiconductors & Semiconductor Equipment — 2.5%
20	Analog Devices, Inc.	742
125	Applied Materials, Inc.	1,430
26	Fairchild Semiconductor International, Inc. (a)	368
25	KLA-Tencor Corp.	1,236
23	Lam Research Corp. (a)	876
11	Linear Technology Corp.	359
268	LSI Corp. (a)	1,705
106	Marvell Technology Group Ltd., (Bermuda)	1,191
200	Micron Technology, Inc. (a)	1,261
34	Teradyne, Inc. (a)	484
27	Xilinx, Inc.	911

		10,563

	Software — 2.7%
53	BMC Software, Inc. (a)	2,276
231	CA, Inc.	6,260
79	Symantec Corp. (a)	1,150
30	Synopsys, Inc. (a)	880
176	Zynga, Inc., Class A (a)	960

		11,526

	Total Information Technology	64,658

	Materials — 5.7%
	Chemicals — 2.9%
18	CF Industries Holdings, Inc.	3,448
64	PPG Industries, Inc.	6,739
45	Valspar Corp.	2,336

		12,523

	Containers & Packaging — 0.4%
33	Crown Holdings, Inc. (a)	1,131
6	Rock-Tenn Co., Class A	322

		1,453

	Metals & Mining — 1.5%
44	Cliffs Natural Resources, Inc.	2,154
23	Reliance Steel & Aluminum Co.	1,141
16	Royal Gold, Inc.	1,254

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
7	Steel Dynamics, Inc.	85
41	Walter Energy, Inc.	1,822

		6,456

	Paper & Forest Products — 0.9%
23	Domtar Corp., (Canada)	1,795
75	International Paper Co.	2,154

		3,949

	Total Materials	24,381

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.2%
248	Frontier Communications Corp.	951

	Wireless Telecommunication Services — 0.5%
537	Clearwire Corp., Class A (a)	601
61	Telephone & Data Systems, Inc.	1,303

		1,904

	Total Telecommunication Services	2,855

	Utilities — 7.1%
	Electric Utilities — 0.3%
11	Exelon Corp.	418
35	NV Energy, Inc.	617
8	Pinnacle West Capital Corp.	393

		1,428

	Gas Utilities — 0.9%
7	AGL Resources, Inc.	287
53	Questar Corp.	1,107
83	UGI Corp.	2,440

		3,834

	Independent Power Producers & Energy Traders — 0.4%
137	AES Corp. (The) (a)	1,763

	Multi-Utilities — 5.5%
40	Alliant Energy Corp.	1,802
56	Ameren Corp.	1,882
172	CenterPoint Energy, Inc.	3,555
75	CMS Energy Corp.	1,760
37	Consolidated Edison, Inc.	2,295
64	DTE Energy Co.	3,779
5	Integrys Energy Group, Inc.	279
49	MDU Resources Group, Inc.	1,057
74	Sempra Energy	5,111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — Continued
105	TECO Energy, Inc.	1,901

		23,421

	Total Utilities	30,446

	Total Common Stocks (Cost $344,159)	419,183

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
890	U.S. Treasury Note, 0.500%, 11/30/12 (k) (Cost $891)	891

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.1%
	Investment Company — 3.1%
13,228	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $13,228)	13,228

Investment of Cash Collateral for Securities on Loan — 0.2%
	Investment Company — 0.2%
804	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $804)	804

	Total Investments — 101.5% (Cost $359,082)	434,106
	Liabilities in Excess of Other Assets — (1.5)%	(6,312)

	NET ASSETS — 100.0%	$427,794

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
100	S&P Mid Cap 400	09/21/12	$9,395	$226

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
		Consumer Discretionary — 11.5%
		Auto Components — 0.5%
1		TRW Automotive Holdings Corp. (a)	47

		Automobiles — 0.3%
3		Ford Motor Co.	33

		Hotels, Restaurants & Leisure — 2.0%
4		Wyndham Worldwide Corp.	204

		Household Durables — 0.4%
1		Jarden Corp.	39

		Internet & Catalog Retail — 2.0%
4		Expedia, Inc.	204

		Media — 2.6%
2		Time Warner Cable, Inc.	170
—	(h)	Time Warner, Inc.	11
2		Viacom, Inc., Class B	85

			266

		Multiline Retail — 1.1%
3		Macy’s, Inc.	109

		Specialty Retail — 1.7%
3		Best Buy Co., Inc.	59
2		Home Depot, Inc. (The)	120

			179

		Textiles, Apparel & Luxury Goods — 0.9%
1		V.F. Corp.	97

		Total Consumer Discretionary	1,178

		Consumer Staples — 10.8%
		Beverages — 2.1%
8		Constellation Brands, Inc., Class A (a)	211

		Food & Staples Retailing — 3.1%
2		CVS Caremark Corp.	97
3		Kroger Co. (The)	76
2		Wal-Mart Stores, Inc.	141

			314

		Food Products — 1.9%
2		Campbell Soup Co.	51
3		Smithfield Foods, Inc. (a)	72
4		Tyson Foods, Inc., Class A	74

			197

		Household Products — 1.2%
1		Energizer Holdings, Inc. (a)	90
—	(h)	Kimberly-Clark Corp.	32

			122

SHARES		SECURITY DESCRIPTION	VALUE($)

		Personal Products — 0.4%
1		USANA Health Sciences, Inc. (a)	37

		Tobacco — 2.1%
1		Lorillard, Inc.	112
1		Philip Morris International, Inc.	109

			221

		Total Consumer Staples	1,102

		Energy — 10.8%
		Energy Equipment & Services — 1.0%
1		Halliburton Co.	33
1		National Oilwell Varco, Inc.	66

			99

		Oil, Gas & Consumable Fuels — 9.8%
—	(h)	Apache Corp.	37
3		Chevron Corp.	266
2		ConocoPhillips	100
4		Exxon Mobil Corp.	366
2		Marathon Oil Corp.	54
2		Marathon Petroleum Corp.	79
1		Occidental Petroleum Corp.	71
1		Phillips 66 (a)	30

			1,003

		Total Energy	1,102

		Financials — 13.6%
		Capital Markets — 1.4%
2		Ameriprise Financial, Inc.	106
1		Bank of New York Mellon Corp. (The)	28
—	(h)	Goldman Sachs Group, Inc. (The)	14

			148

		Commercial Banks — 3.9%
1		BB&T Corp.	30
4		KeyCorp	32
3		PNC Financial Services Group, Inc.	190
5		Wells Fargo & Co.	152

			404

		Consumer Finance — 2.0%
2		Capital One Financial Corp.	126
1		Discover Financial Services	50
1		Nelnet, Inc., Class A	32

			208

		Diversified Financial Services — 1.3%
6		Bank of America Corp.	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Diversified Financial Services — Continued
3		Citigroup, Inc.	81

			131

		Insurance — 2.8%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	89
4		CNO Financial Group, Inc.	33
1		MetLife, Inc.	39
1		Protective Life Corp.	18
2		Prudential Financial, Inc.	104

			283

		Real Estate Investment Trusts (REITs) — 2.2%
2		Ashford Hospitality Trust, Inc.	17
7		Brandywine Realty Trust	84
3		CBL & Associates Properties, Inc.	51
2		First Industrial Realty Trust, Inc. (a)	22
1		LaSalle Hotel Properties	24
2		Pennsylvania Real Estate Investment Trust	24

			222

		Total Financials	1,396

		Health Care — 13.8%
		Biotechnology — 2.9%
1		Amgen, Inc.	90
—	(h)	Biogen Idec, Inc. (a)	54
1		Gilead Sciences, Inc. (a)	28
2		Vertex Pharmaceuticals, Inc. (a)	123

			295

		Health Care Equipment & Supplies — 3.0%
1		Baxter International, Inc.	51
1		Cooper Cos., Inc. (The)	60
2		Covidien plc, (Ireland)	92
4		Hologic, Inc. (a)	79
1		Medtronic, Inc.	27

			309

		Health Care Providers & Services — 4.2%
1		AmerisourceBergen Corp.	56
1		Humana, Inc.	83
1		McKesson Corp.	56
4		UnitedHealth Group, Inc.	237

			432

		Life Sciences Tools & Services — 0.5%
1		Agilent Technologies, Inc.	48

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — 3.2%
13		Pfizer, Inc.	291
2		Warner Chilcott plc, (Ireland), Class A (a)	41

			332

		Total Health Care	1,416

		Industrials — 7.7%
		Aerospace & Defense — 1.7%
2		General Dynamics Corp.	104
1		Honeywell International, Inc.	70

			174

		Airlines — 0.2%
1		United Continental Holdings, Inc. (a)	23

		Commercial Services & Supplies — 0.1%
1		R.R. Donnelley & Sons Co.	13

		Construction & Engineering — 1.3%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	85
2		KBR, Inc.	50

			135

		Machinery — 3.0%
2		Actuant Corp., Class A	58
1		Cummins, Inc.	58
3		Eaton Corp.	119
—	(h)	Parker Hannifin Corp.	23
1		Stanley Black & Decker, Inc.	50

			308

		Professional Services — 0.5%
1		Towers Watson & Co., Class A	49

		Road & Rail — 0.9%
1		Norfolk Southern Corp.	86

		Total Industrials	788

		Information Technology — 19.4%
		Communications Equipment — 1.7%
8		Cisco Systems, Inc.	133
1		Harris Corp.	32
—	(h)	QUALCOMM, Inc.	7

			172

		Computers & Peripherals — 5.3%
1		Apple, Inc. (a)	482
1		EMC Corp. (a)	25
1		Western Digital Corp. (a)	35

			542

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electronic Equipment, Instruments & Components — 0.2%
3		Vishay Intertechnology, Inc. (a)	26

		Internet Software & Services — 0.9%
1		Facebook, Inc., Class A (a)	43
1		IAC/InterActiveCorp.	55

			98

		IT Services — 3.7%
1		Alliance Data Systems Corp. (a)	105
1		CSG Systems International, Inc. (a)	13
1		International Business Machines Corp.	147
2		Lender Processing Services, Inc.	58
—	(h)	Visa, Inc., Class A	52

			375

		Semiconductors & Semiconductor Equipment — 3.2%
4		Altera Corp.	149
2		Broadcom Corp., Class A (a)	56
3		Freescale Semiconductor Ltd. (a)	25
1		Intel Corp.	38
1		Lam Research Corp. (a)	37
1		Texas Instruments, Inc.	18

			323

		Software — 4.4%
1		Adobe Systems, Inc. (a)	24
1		BMC Software, Inc. (a)	29
10		Microsoft Corp.	300
3		Oracle Corp.	97

			450

		Total Information Technology	1,986

		Materials — 3.6%
		Chemicals — 3.4%
1		CF Industries Holdings, Inc.	150
1		E.I. du Pont de Nemours & Co.	39
1		Monsanto Co.	93
1		PPG Industries, Inc.	72

			354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.2%
1	Freeport-McMoRan Copper & Gold, Inc.	21

	Total Materials	375

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
4	AT&T, Inc.	129
4	CenturyLink, Inc.	164

	Total Telecommunication Services	293

	Utilities — 3.2%
	Electric Utilities — 1.8%
1	Entergy Corp.	51
1	NextEra Energy, Inc.	62
2	NV Energy, Inc.	40
2	PNM Resources, Inc.	34

		187

	Independent Power Producers & Energy Traders — 0.9%
7	AES Corp. (The) (a)	96

	Multi-Utilities — 0.5%
1	Sempra Energy	48

	Total Utilities	331

	Total Common Stocks (Cost $8,155)	9,967

Short-Term Investment — 11.3%
	Investment Company — 11.3%
1,157	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,157)	1,157

	Total Investments — 108.6% (Cost $9,312)	11,124
	Liabilities in Excess of Other Assets — (8.6)%	(884)

	NET ASSETS — 100.0%	$10,240

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/21/12	$271	$2

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 7.6%
	Automobiles — 1.0%
896	Ford Motor Co.	8,597

	Diversified Consumer Services — 0.3%
181	H&R Block, Inc.	2,892

	Hotels, Restaurants & Leisure — 0.4%
70	Wyndham Worldwide Corp.	3,697

	Household Durables — 0.8%
80	Jarden Corp.	3,370
70	Lennar Corp., Class A	2,170
36	Toll Brothers, Inc. (a)	1,061

		6,601

	Internet & Catalog Retail — 0.4%
71	Expedia, Inc.	3,428

	Media — 2.8%
274	CBS Corp. (Non-Voting), Class B	8,975
246	Gannett Co., Inc.	3,627
62	Time Warner Cable, Inc.	5,049
133	Viacom, Inc., Class B	6,259

		23,910

	Multiline Retail — 1.4%
354	Macy’s, Inc.	12,170

	Specialty Retail — 0.5%
158	Best Buy Co., Inc.	3,305
64	GameStop Corp., Class A	1,179

		4,484

	Total Consumer Discretionary	65,779

	Consumer Staples — 6.4%
	Beverages — 0.5%
153	Constellation Brands, Inc., Class A (a)	4,129

	Food & Staples Retailing — 1.3%
135	CVS Caremark Corp.	6,313
151	Kroger Co. (The)	3,497
73	Safeway, Inc.	1,327

		11,137

	Food Products — 1.6%
216	Archer-Daniels-Midland Co.	6,361
25	Bunge Ltd.	1,550
127	Smithfield Foods, Inc. (a)	2,747
157	Tyson Foods, Inc., Class A	2,964

		13,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.3%
48	Energizer Holdings, Inc. (a)	3,635
119	Kimberly-Clark Corp.	9,977
100	Procter & Gamble Co. (The)	6,137

		19,749

	Tobacco — 0.7%
18	Lorillard, Inc.	2,415
42	Philip Morris International, Inc.	3,665

		6,080

	Total Consumer Staples	54,717

	Energy — 15.1%
	Energy Equipment & Services — 0.2%
20	National Oilwell Varco, Inc.	1,270

	Oil, Gas & Consumable Fuels — 14.9%
254	Chevron Corp.	26,803
328	ConocoPhillips	18,312
115	Energy XXI Bermuda Ltd., (Bermuda)	3,608
579	Exxon Mobil Corp.	49,579
574	Marathon Oil Corp.	14,669
73	Marathon Petroleum Corp.	3,288
63	Occidental Petroleum Corp.	5,412
164	Phillips 66 (a)	5,446
58	Valero Energy Corp.	1,396

		128,513

	Total Energy	129,783

	Financials — 25.1%
	Capital Markets — 2.7%
259	Ameriprise Financial, Inc.	13,514
99	Goldman Sachs Group, Inc. (The)	9,524

		23,038

	Commercial Banks — 6.4%
159	BB&T Corp.	4,896
357	Fifth Third Bancorp	4,782
257	PNC Financial Services Group, Inc.	15,704
877	Wells Fargo & Co.	29,312

		54,694

	Consumer Finance — 1.8%
23	Capital One Financial Corp.	1,268
422	Discover Financial Services	14,593

		15,861

	Diversified Financial Services — 3.8%
1,866	Bank of America Corp.	15,262

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — Continued
651	Citigroup, Inc.	17,849

		33,111

	Insurance — 6.5%
38	ACE Ltd., (Switzerland)	2,791
50	Allied World Assurance Co. Holdings AG, (Switzerland)	3,977
424	Allstate Corp. (The)	14,892
78	Hartford Financial Services Group, Inc.	1,370
114	Lincoln National Corp.	2,491
265	MetLife, Inc.	8,160
24	PartnerRe Ltd., (Bermuda)	1,786
126	Protective Life Corp.	3,691
212	Prudential Financial, Inc.	10,272
69	Torchmark Corp.	3,468
96	Validus Holdings Ltd., (Bermuda)	3,081

		55,979

	Real Estate Investment Trusts (REITs) — 3.9%
32	Alexandria Real Estate Equities, Inc.	2,356
197	Annaly Capital Management, Inc.	3,299
370	Brandywine Realty Trust	4,560
179	CBL & Associates Properties, Inc.	3,494
120	Douglas Emmett, Inc. (m)	2,781
75	Entertainment Properties Trust	3,083
112	Extra Space Storage, Inc.	3,421
152	Hospitality Properties Trust	3,773
130	Host Hotels & Resorts, Inc.	2,053
29	Mack-Cali Realty Corp.	831
61	Ventas, Inc.	3,857

		33,508

	Total Financials	216,191

	Health Care — 12.3%
	Biotechnology — 2.8%
187	Amgen, Inc.	13,673
134	Gilead Sciences, Inc. (a)	6,882
68	Vertex Pharmaceuticals, Inc. (a)	3,780

		24,335

	Health Care Providers & Services — 3.6%
89	Community Health Systems, Inc. (a)	2,492
247	UnitedHealth Group, Inc.	14,444
214	WellPoint, Inc.	13,625

		30,561

	Pharmaceuticals — 5.9%
341	Merck & Co., Inc.	14,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
1,469	Pfizer, Inc.	33,783
170	Warner Chilcott plc, (Ireland), Class A (a)	3,051

		51,058

	Total Health Care	105,954

	Industrials — 7.8%
	Aerospace & Defense — 2.0%
216	General Dynamics Corp.	14,228
53	Northrop Grumman Corp.	3,368

		17,596

	Airlines — 0.7%
57	Alaska Air Group, Inc. (a)	2,035
71	Delta Air Lines, Inc. (a)	782
119	United Continental Holdings, Inc. (a)	2,903

		5,720

	Industrial Conglomerates — 3.0%
473	General Electric Co.	9,856
302	Tyco International Ltd., (Switzerland)	15,950

		25,806

	Machinery — 1.5%
84	Navistar International Corp. (a)	2,377
89	Parker Hannifin Corp.	6,835
53	Stanley Black & Decker, Inc.	3,411

		12,623

	Professional Services — 0.4%
46	Dun & Bradstreet Corp. (The)	3,281

	Road & Rail — 0.2%
16	Union Pacific Corp.	1,849

	Total Industrials	66,875

	Information Technology — 7.3%
	Communications Equipment — 2.0%
676	Brocade Communications Systems, Inc. (a)	3,331
816	Cisco Systems, Inc.	14,011

		17,342

	Computers & Peripherals — 1.6%
13	Apple, Inc. (a)	7,709
246	Dell, Inc. (a)	3,085
83	Western Digital Corp. (a)	2,526

		13,320

	Internet Software & Services — 0.1%
38	Facebook, Inc., Class A (a)	1,192

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 0.9%
24	International Business Machines Corp.	4,675
137	Lender Processing Services, Inc.	3,458

		8,133

	Semiconductors & Semiconductor Equipment — 2.1%
280	Altera Corp.	9,485
71	Broadcom Corp., Class A (a)	2,407
207	Freescale Semiconductor Ltd. (a)	2,119
100	Lam Research Corp. (a)	3,770

		17,781

	Software — 0.6%
157	Microsoft Corp.	4,790

	Total Information Technology	62,558

	Materials — 3.4%
	Chemicals — 2.3%
33	CF Industries Holdings, Inc.	6,374
337	LyondellBasell Industries N.V., (Netherlands), Class A	13,567

		19,941

	Metals & Mining — 0.8%
210	Freeport-McMoRan Copper & Gold, Inc.	7,158

	Paper & Forest Products — 0.3%
27	Domtar Corp., (Canada)	2,056

	Total Materials	29,155

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 4.0%
640	AT&T, Inc.	22,826
301	CenturyLink, Inc.	11,872

	Total Telecommunication Services	34,698

	Utilities — 6.9%
	Electric Utilities — 4.4%
352	American Electric Power Co., Inc.	14,045
74	Cleco Corp.	3,083

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
50	Entergy Corp.	3,374
92	FirstEnergy Corp.	4,516
132	NextEra Energy, Inc.	9,055
95	Northeast Utilities	3,668

		37,741

	Gas Utilities — 0.4%
108	UGI Corp.	3,184

	Independent Power Producers & Energy Traders — 0.4%
285	AES Corp. (The) (a)	3,654

	Multi-Utilities — 1.7%
13	Ameren Corp.	419
71	Consolidated Edison, Inc.	4,409
143	Sempra Energy	9,864

		14,692

	Total Utilities	59,271

	Total Common Stocks (Cost $737,706)	824,981

Short-Term Investment — 1.6%
	Investment Company — 1.6%
13,716	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (Cost $13,716)	13,716

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
496	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $496)	496

	Total Investments — 97.6% (Cost $751,918)	839,193
	Other Assets in Excess of Liabilities — 2.4%	20,628

	NET ASSETS — 100.0%	$859,821

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
560	E-mini S&P 500	09/21/12	$37,979	$427

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012 .
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,791,511	$636,702		$420,074
Investments in affiliates, at value	37,467	18,952		14,032

Total investment securities, at value	1,828,978	655,654		434,106
Deposits at broker for futures contracts	2,430	1,285		—
Receivables:
Investment securities sold	4,460	1,876		—
Fund shares sold	462	363		269
Interest and dividends from non-affiliates	1,867	629		530
Dividends from affiliates	7	3		2
Securities lending income	—	—		20
Variation margin on futures contracts	1,071	496		268
Other assets	49	—		—

Total Assets	1,839,324	660,306		435,195

LIABILITIES:
Payables:
Dividends	—	—		725
Investment securities purchased	5,043	2,895		5,100
Collateral for securities lending program	—	—		804
Fund shares redeemed	618	266		249
Accrued liabilities:
Investment advisory fees	942	339		219
Administration fees	126	41		29
Shareholder servicing fees	272	88		64
Distribution fees	21	15		46
Custodian and accounting fees	13	6		7
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	—	(a)
Other	144	147		158

Total Liabilities	7,184	3,797		7,401

Net Assets	$1,832,140	$656,509		$427,794

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-capital	$1,987,555	$980,192	$420,588
Accumulated undistributed (distributions in excess of) net investment income	18,896	2,075	(560)
Accumulated net realized gains (losses)	(489,597)	(453,525)	(67,484)
Net unrealized appreciation (depreciation)	315,286	127,767	75,250

Total Net Assets	$1,832,140	$656,509	$427,794

Net Assets:
Class A	$81,139	$32,027	$122,217
Class B	—	—	7,805
Class C	7,117	14,298	28,079
Class R2	75	375	—
Class R5	411,202	107,169	—
Select Class	1,332,607	502,640	269,693

Total	$1,832,140	$656,509	$427,794

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,288	1,281	8,153
Class B	—	—	580
Class C	291	580	2,083
Class R2	3	15	—
Class R5	16,554	4,278	—
Select Class	53,554	19,989	17,387

Net Asset Value (b):
Class A — Redemption price per share	$24.68	$25.00	$14.99
Class B — Offering price per share (c)	—	—	13.47
Class C — Offering price per share (c)	24.48	24.64	13.48
Class R2 — Offering and redemption price per share	24.43	24.72	—
Class R5 — Offering and redemption price per share	24.84	25.05	—
Select Class — Offering and redemption price per share	24.88	25.15	15.51
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.05	$26.39	$15.82

Cost of investments in non-affiliates	$1,477,621	$509,622	$345,050
Cost of investments in affiliates	37,467	18,952	14,032
Value of securities on loan	—	—	807

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$9,967		$824,981
Investments in affiliates, at value	1,157		14,212

Total investment securities, at value	11,124		839,193
Deposits at broker for futures contracts	50		740
Receivables:
Investment securities sold	—		2,600
Fund shares sold	94		24,860
Dividends from non-affiliates	6		1,180
Dividends from affiliates	—	(a)	2
Securities lending income	—		3
Variation margin on futures contracts	7		357
Due from Advisor	—	(a)	17

Total Assets	11,281		868,952

LIABILITIES:
Payables:
Dividends	—		1,057
Investment securities purchased	958		1,347
Collateral for securities lending program	—		496
Fund shares redeemed	36		5,513
Accrued liabilities:
Shareholder servicing fees	—		148
Distribution fees	2		26
Custodian and accounting fees	5		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Other	40		537

Total Liabilities	1,041		9,131

Net Assets	$10,240		$859,821

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-capital	$14,323	$914,967
Accumulated undistributed (distributions in excess of) net investment income	59	71
Accumulated net realized gains (losses)	(5,956)	(142,919)
Net unrealized appreciation (depreciation)	1,814	87,702

Total Net Assets	$10,240	$859,821

Net Assets:
Class A	$7,329	$61,097
Class C	1,747	22,086
Class R2	—	70
Class R5	—	52,183
Class R6	—	18,840
Select Class	1,164	705,545

Total	$10,240	$859,821

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	347	2,546
Class C	84	928
Class R2	—	3
Class R5	—	2,165
Class R6	—	782
Select Class	55	29,325

Net Asset Value (b):
Class A — Redemption price per share	$21.13	$23.99
Class C — Offering price per share (c)	20.81	23.80
Class R2 — Offering and redemption price per share	—	23.95
Class R5 — Offering and redemption price per share	—	24.10
Class R6 — Offering and redemption price per share	—	24.10
Select Class — Offering and redemption price per share	21.21	24.06
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.30	$25.32

Cost of investments in non-affiliates	$8,155	$737,706
Cost of investments in affiliates	1,157	14,212
Value of securities on loan	—	467

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$2
Dividend income from non-affiliates	35,481	10,707	7,895
Dividend income from affiliates	58	18	13
Income from securities lending (net)	7	1	205
Other income	—	—	9

Total investment income	35,546	10,726	8,124

EXPENSES:
Investment advisory fees	11,200	4,182	2,754
Administration fees	1,511	564	372
Distribution fees:
Class A	161	88	304
Class B	—	—	66
Class C	60	115	204
Class R2	— (a)	— (a)	—
Shareholder servicing fees:
Class A	161	88	304
Class B	—	—	22
Class C	20	38	68
Class R2	— (a)	— (a)	—
Class R5	172	53	—
Select Class	3,265	1,219	665
Custodian and accounting fees	66	36	39
Professional fees	61	52	54
Trustees’ and Chief Compliance Officer’s fees	17	6	2
Printing and mailing costs	25	18	62
Registration and filing fees	58	55	30
Transfer agent fees	355	323	405
Other	11	7	5

Total expenses	17,143	6,844	5,356

Less amounts waived	(488)	(451)	(556)

Net expenses	16,655	6,393	4,800

Net investment income (loss)	18,891	4,333	3,324

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	18,216	19,321	7,760
Futures	1,056	1,961	(1,181)

Net realized gain (loss)	19,272	21,282	6,579

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(615)	(7,039)	(31,338)
Futures	(800)	139	(303)

Change in net unrealized appreciation (depreciation)	(1,415)	(6,900)	(31,641)

Net realized/unrealized gains (losses)	17,857	14,382	(25,062)

Change in net assets resulting from operations	$36,748	$18,715	$(21,738)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$186	$21,012
Dividend income from affiliates	— (a)	24
Income from securities lending (net)	—	17

Total investment income	186	21,053

EXPENSES:
Investment advisory fees	63	5,505
Administration fees	8	743
Distribution fees:
Class A	17	163
Class C	14	185
Class R2	—	— (a)
Shareholder servicing fees:
Class A	17	163
Class C	4	62
Class R2	—	— (a)
Class R5	—	23
Select Class	3	1,708
Custodian and accounting fees	25	48
Professional fees	42	48
Trustees’ and Chief Compliance Officer’s fees	— (a)	8
Printing and mailing costs	3	128
Registration and filing fees	29	51
Transfer agent fees	20	1,666
Other	3	9

Total expenses	248	10,510

Less amounts waived	(94)	(3,637)
Less expense reimbursements	(27)	(41)

Net expenses	127	6,832

Net investment income (loss)	59	14,221

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	705	(31,650)
Futures	(19)	493

Net realized gain (loss)	686	(31,157)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(786)	4,206
Futures	(6)	(341)

Change in net unrealized appreciation (depreciation)	(792)	3,865

Net realized/unrealized gains (losses)	(106)	(27,292)

Change in net assets resulting from operations	$(47)	$(13,071)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,891	$15,968	$4,333	$4,654
Net realized gain (loss)	19,272	202,523	21,282	71,980
Change in net unrealized appreciation (depreciation)	(1,415)	218,333	(6,900)	106,083

Change in net assets resulting from operations	36,748	436,824	18,715	182,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(431)	(401)	(87)	(275)
Class C
From net investment income	—	(18)	—	(16)
Class R2
From net investment income	— (a)	(1)	— (a)	— (a)
Class R5
From net investment income	(3,672)	(2,018)	(790)	(1,104)
Select Class
From net investment income	(11,474)	(12,491)	(2,710)	(3,481)

Total distributions to shareholders	(15,577)	(14,929)	(3,587)	(4,876)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	96,366	(131,730)	(39,626)	(41,790)

NET ASSETS:
Change in net assets	117,537	290,165	(24,498)	136,051
Beginning of period	1,714,603	1,424,438	681,007	544,956

End of period	$1,832,140	$1,714,603	$656,509	$681,007

Accumulated undistributed (distributions in excess of) net investment income	$18,896	$15,505	$2,075	$1,325

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,324	$1,644	$59	$102
Net realized gain (loss)	6,579	30,929	686	1,106
Change in net unrealized appreciation (depreciation)	(31,641)	94,527	(792)	2,270

Change in net assets resulting from operations	(21,738)	127,100	(47)	3,478

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(902)	(470)	(74)	(20)
Class B
From net investment income	(29)	(12)	—	—
Class C
From net investment income	(106)	(35)	(10)	—
Select Class
From net investment income	(2,535)	(1,319)	(15)	(4)

Total distributions to shareholders	(3,572)	(1,836)	(99)	(24)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(17,403)	(10,440)	(2,420)	(1,350)

NET ASSETS:
Change in net assets	(42,713)	114,824	(2,566)	2,104
Beginning of period	470,507	355,683	12,806	10,702

End of period	$427,794	$470,507	$10,240	$12,806

Accumulated undistributed (distributions in excess of) net investment income	$(560)	$(313)	$59	$100

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,221	$7,144
Net realized gain (loss)	(31,157)	24,271
Change in net unrealized appreciation (depreciation)	3,865	74,548

Change in net assets resulting from operations	(13,071)	105,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,007)	(902)
Class C
From net investment income	(264)	(221)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(898)	(539)
Class R6 (a)
From net investment income	(530)	(267)
Select Class
From net investment income	(11,743)	(4,939)

Total distributions to shareholders	(14,443)	(6,869)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(75,090)	594,945

NET ASSETS:
Change in net assets	(102,604)	694,039
Beginning of period	962,425	268,386

End of period	$859,821	$962,425

Accumulated undistributed (distributions in excess of) net investment income	$71	$293

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,229	$4,325	$4,240	$6,003
Dividends and distributions reinvested	428	357	84	257
Cost of shares redeemed	(24,386)	(22,071)	(14,288)	(19,392)

Change in net assets from Class A capital transactions	$30,271	$(17,389)	$(9,964)	$(13,132)

Class C
Proceeds from shares issued	$277	$414	$830	$588
Dividends and distributions reinvested	—	17	—	13
Cost of shares redeemed	(2,695)	(4,044)	(4,559)	(7,604)

Change in net assets from Class C capital transactions	$(2,418)	$(3,613)	$(3,729)	$(7,003)

Class R2
Proceeds from shares issued	$—	$4	$307	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	—	(65)	(9)	—

Change in net assets from Class R2 capital transactions	$— (a)	$(60)	$298	$— (a)

Class R5
Proceeds from shares issued	$126,573	$144,738	$18,112	$18,394
Dividends and distributions reinvested	3,672	2,018	790	1,104
Cost of shares redeemed	(15,017)	(8,848)	(25,313)	(25,231)

Change in net assets from Class R5 capital transactions	$115,228	$137,908	$(6,411)	$(5,733)

Select Class
Proceeds from shares issued	$174,790	$309,123	$59,824	$108,326
Dividends and distributions reinvested	398	932	149	223
Cost of shares redeemed	(221,903)	(558,631)	(79,793)	(124,471)

Change in net assets from Select Class capital transactions	$(46,715)	$(248,576)	$(19,820)	$(15,922)

Total change in net assets from capital transactions	$96,366	$(131,730)	$(39,626)	$(41,790)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	2,380	192	176	271
Reinvested	19	16	4	12
Redeemed	(1,041)	(972)	(598)	(880)

Change in Class A Shares	1,358	(764)	(418)	(597)

Class C
Issued	12	18	36	27
Reinvested	—	1	—	1
Redeemed	(115)	(183)	(195)	(352)

Change in Class C Shares	(103)	(164)	(159)	(324)

Class R2
Issued	—	— (a)	12	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	(3)	— (a)	—

Change in Class R2 Shares	— (a)	(3)	12	— (a)

Class R5
Issued	5,382	6,307	752	844
Reinvested	164	89	35	49
Redeemed	(636)	(386)	(1,051)	(1,179)

Change in Class R5 Shares	4,910	6,010	(264)	(286)

Select Class
Issued	7,481	12,985	2,516	4,712
Reinvested	18	41	6	10
Redeemed	(9,335)	(25,053)	(3,336)	(5,984)

Change in Select Class Shares	(1,836)	(12,027)	(814)	(1,262)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,079	$22,772	$1,923	$1,903
Dividends and distributions reinvested	890	447	74	19
Cost of shares redeemed	(30,955)	(46,008)	(3,790)	(2,590)

Change in net assets from Class A capital transactions	$(8,986)	$(22,789)	$(1,793)	$(668)

Class B
Proceeds from shares issued	$97	$164	$—	$—
Dividends and distributions reinvested	28	11	—	—
Cost of shares redeemed	(2,469)	(3,642)	—	—

Change in net assets from Class B capital transactions	$(2,344)	$(3,467)	$—	$—

Class C
Proceeds from shares issued	$6,681	$8,889	$89	$234
Dividends and distributions reinvested	101	32	9	—
Cost of shares redeemed	(7,645)	(8,375)	(638)	(975)

Change in net assets from Class C capital transactions	$(863)	$546	$(540)	$(741)

Select Class
Proceeds from shares issued	$37,997	$62,291	$115	$240
Dividends and distributions reinvested	338	205	4	1
Cost of shares redeemed	(43,545)	(47,226)	(206)	(182)

Change in net assets from Select Class capital transactions	$(5,210)	$15,270	$(87)	$59

Total change in net assets from capital transactions	$(17,403)	$(10,440)	$(2,420)	$(1,350)

SHARE TRANSACTIONS:
Class A
Issued	1,439	1,604	95	102
Reinvested	60	29	4	1
Redeemed	(2,144)	(3,267)	(203)	(138)

Change in Class A Shares	(645)	(1,634)	(104)	(35)

Class B
Issued	7	13	—	—
Reinvested	2	1	—	—
Redeemed	(190)	(292)	—	—

Change in Class B Shares	(181)	(278)	—	—

Class C
Issued	506	683	5	13
Reinvested	8	2	1	—
Redeemed	(592)	(656)	(34)	(52)

Change in Class C Shares	(78)	29	(28)	(39)

Select Class
Issued	2,568	4,060	6	12
Reinvested	22	13	— (a)	— (a)
Redeemed	(2,955)	(3,277)	(11)	(10)

Change in Select Class Shares	(365)	796	(5)	2

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,225	$11,484
Dividends and distributions reinvested	975	867
Cost of shares redeemed	(27,020)	(34,466)

Change in net assets from Class A capital transactions	$(18,820)	$(22,115)

Class C
Proceeds from shares issued	$1,276	$2,248
Dividends and distributions reinvested	212	160
Cost of shares redeemed	(8,712)	(10,960)

Change in net assets from Class C capital transactions	$(7,224)	$(8,552)

Class R2
Dividends and distributions reinvested	$1	$1

Change in net assets from Class R2 capital transactions	$1	$1

Class R5
Proceeds from shares issued	$11,186	$32,689
Dividends and distributions reinvested	898	539
Cost of shares redeemed	(9,351)	(7,975)

Change in net assets from Class R5 capital transactions	$2,733	$25,253

Class R6 (a)
Proceeds from shares issued	$18,438	$31,546
Dividends and distributions reinvested	362	268
Cost of shares redeemed	(30,975)	—

Change in net assets from Class R6 capital transactions	$(12,175)	$31,814

Select Class
Proceeds from shares issued	$303,999	$663,470
Dividends and distributions reinvested	7,270	3,708
Cost of shares redeemed	(350,874)	(98,634)

Change in net assets from Select Class capital transactions	$(39,605)	$568,544

Total change in net assets from capital transactions	$(75,090)	$594,945

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Intrepid Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	315	508
Reinvested	43	38
Redeemed	(1,229)	(1,530)

Change in Class A Shares	(871)	(984)

Class C
Issued	56	99
Reinvested	10	7
Redeemed	(387)	(496)

Change in Class C Shares	(321)	(390)

Class R2
Reinvested	— (b)	— (b)

Change in Class R2 Shares	— (b)	— (b)

Class R5
Issued	482	1,432
Reinvested	39	23
Redeemed	(412)	(338)

Change in Class R5 Shares	109	1,117

Class R6 (a)
Issued	756	1,307
Reinvested	16	11
Redeemed	(1,308)	—

Change in Class R6 Shares	(536)	1,318

Select Class
Issued	13,182	28,121
Reinvested	320	159
Redeemed	(15,567)	(4,289)

Change in Select Class Shares	(2,065)	23,991

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2012	$24.55	$0.19	(e)	$0.10	$0.29	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.54	0.17	(e)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)

Class C
Year Ended June 30, 2012	24.29	0.07	(e)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(e)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)

Class R2
Year Ended June 30, 2012	24.21	0.13	(e)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(e)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (g) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Year Ended June 30, 2012	24.69	0.30	(e)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(e)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)

Select Class
Year Ended June 30, 2012	24.73	0.25	(e)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(e)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratio/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$24.68	1.26%	$81,139	1.25%		0.82%	1.27%	95%
24.55	33.39	47,376	1.24		0.77	1.28	102
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89

24.48	0.78	7,117	1.75		0.31	1.78	95
24.29	32.74	9,570	1.74		0.28	1.78	102
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89

24.43	1.03	75	1.50		0.56	1.52	95
24.21	33.04	74	1.49		0.59	1.53	102
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

24.84	1.74	411,202	0.79		1.28	0.82	95
24.69	34.02	287,527	0.79		1.14	0.83	102
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89

24.88	1.52	1,332,607	1.00		1.07	1.02	95
24.73	33.69	1,370,056	0.99		1.04	1.03	102
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Year Ended June 30, 2012	$24.39	$0.10	(e)	$0.57	$0.67	$(0.06)	$—	$(0.06)
Year Ended June 30, 2011	17.93	0.12	(e)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)

Class C
Year Ended June 30, 2012	24.09	(0.02	)(e)	0.57	0.55	—	—	—
Year Ended June 30, 2011	17.70	0.01	(e)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)

Class R2
Year Ended June 30, 2012	24.13	0.07	(e)	0.54	0.61	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(e)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (f) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Year Ended June 30, 2012	24.45	0.21	(e)	0.57	0.78	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(e)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)

Select Class
Year Ended June 30, 2012	24.55	0.16	(e)	0.57	0.73	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(e)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$25.00	2.76%	$32,027	1.25%	0.42%	1.32%	110%
24.39	36.86	41,424	1.24	0.54	1.33	129
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130

24.64	2.28	14,298	1.75	(0.09)	1.82	110
24.09	36.21	17,811	1.74	0.05	1.83	129
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130

24.72	2.53	375	1.50	0.29	1.56	110
24.13	36.49	78	1.49	0.26	1.58	129
17.76	14.10	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

25.05	3.26	107,169	0.80	0.87	0.87	110
24.45	37.44	111,071	0.79	0.96	0.88	129
17.98	14.86	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130

25.15	3.04	502,640	1.00	0.67	1.07	110
24.55	37.25	510,623	0.99	0.77	1.07	129
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2012	$15.79	$0.10	(c)	$(0.79)	$(0.69)	$(0.11)	$—	$(0.11)
Year Ended June 30, 2011	11.54	0.04	(c)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(c)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(c)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(c)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)

Class B
Year Ended June 30, 2012	14.22	—	(c)(d)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(c)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(c)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(c)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(c)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Class C
Year Ended June 30, 2012	14.24	0.01	(c)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(c)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(c)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(c)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(c)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Select Class
Year Ended June 30, 2012	16.33	0.14	(c)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(c)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(c)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(c)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(c)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$14.99	(4.36)%	$122,217	1.24%	0.68%	1.38%	51%
15.79	37.29	138,937	1.23	0.31	1.39	47
11.54	21.93	120,375	1.24	0.63	1.43	65
9.53	(30.94)	105,702	1.24	1.22	1.55	64
14.39	(13.02)	190,093	1.24	0.23	1.37	109

13.47	(4.94)	7,805	1.88	0.03	1.88	51
14.22	36.35	10,830	1.89	(0.34)	1.89	47
10.44	21.15	10,845	1.93	(0.06)	1.93	65
8.63	(31.38)	11,745	1.85	0.60	2.04	64
13.11	(13.61)	22,749	1.83	(0.37)	1.87	109

13.48	(4.97)	28,079	1.88	0.04	1.88	51
14.24	36.42	30,773	1.88	(0.34)	1.88	47
10.45	21.14	22,273	1.92	(0.06)	1.93	65
8.64	(31.35)	16,706	1.85	0.61	2.05	64
13.12	(13.60)	31,298	1.83	(0.36)	1.87	109

15.51	(4.11)	269,693	0.99	0.94	1.13	51
16.33	37.67	289,967	0.99	0.56	1.14	47
11.92	22.23	202,190	0.99	0.88	1.18	65
9.84	(30.77)	224,925	0.99	1.48	1.30	64
14.83	(12.89)	391,384	0.99	0.46	1.12	109

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2012	$20.60	$0.13	(c)	$0.63	$0.76	$(0.23)	$—	$(0.23)
Year Ended June 30, 2011	15.44	0.17	(c)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(c)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(c)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(c)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)

Class C
Year Ended June 30, 2012	20.25	0.04	(c)	0.62	0.66	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(c)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(c)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(c)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(c)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)

Select Class
Year Ended June 30, 2012	20.70	0.19	(c)	0.62	0.81	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(c)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(c)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(c)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(c)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$21.13	3.83%	$7,329	1.25%		0.68%	2.51%	57%
20.60	33.71	9,291	1.25		0.91	2.44	75
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108

20.81	3.33	1,747	1.75		0.19	3.02	57
20.25	33.05	2,266	1.75		0.43	2.94	75
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(d)	(0.07)	2.30	108

21.21	4.09	1,164	1.00		0.94	2.28	57
20.70	34.04	1,249	1.00		1.13	2.19	75
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2012	$24.35	$0.35	(e)	$(0.34)	$0.01	$(0.37)	$—	$(0.37)
Year Ended June 30, 2011	18.64	0.30	(e)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)

Class C
Year Ended June 30, 2012	24.16	0.24	(e)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(e)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)

Class R2
Year Ended June 30, 2012	24.31	0.29	(e)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(e)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (f) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2012	24.46	0.43	(e)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(e)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)

Class R6
Year Ended June 30, 2012	24.46	0.43	(e)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (f) through June 30, 2011	21.27	0.21	(e)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2012	24.42	0.39	(e)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(e)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.99	0.14%	$61,097	0.95%	1.54%	1.47%	82%
24.35	32.01	83,202	0.97	1.34	1.40	72
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78

23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78

23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78

24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

The Investment objective of the Intrepid America Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The Investment objective of the Intrepid Multi Cap Fund is to seek to provide long-term capital appreciation.

The investment objective of the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,828,978	$—	$—	$1,828,978

Appreciation in Other Financial Instruments
Futures Contracts	$1,396	$—	$—	$1,396

Intrepid Growth Fund
Total Investments in Securities (a)	$655,654	$—	$—	$655,654

Appreciation in Other Financial Instruments
Futures Contracts	$687	$—	$—	$687

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$433,215	$891	$—	$434,106

Appreciation in Other Financial Instruments
Futures Contracts	$226	$—	$—	$226

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$11,124	$—	$—	$11,124

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

Intrepid Value Fund
Total Investments in Securities (a)	$839,193	$—	$—	$839,193

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$427	$—	$—	$427

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$37,347	$11,842	$8,223	$210	$19,736
Ending Notional Balance Long	40,014	19,668	9,395	271	37,979

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for each Fund except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	7
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Intrepid Mid Cap Fund	$807	$804	*	$804
Intrepid Value Fund	467	496		496

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	5
Intrepid Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Intrepid America Fund	$—	(a)	$77	$(77)
Intrepid Growth Fund	—	(a)	4	(4)
Intrepid Mid Cap Fund	(1)		1	—
Intrepid Multi Cap Fund	(1)		(1)	2

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Intrepid America Fund and Intrepid Growth Fund) and prior year undistributed income and gain (loss) true-up (Intrepid Mid Cap Fund and Intrepid Multi Cap Fund)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$1	$—	(a)
Intrepid Growth Fund	3	—
Intrepid Mid Cap Fund	65	2
Intrepid Multi Cap Fund	1	—
Intrepid Value Fund	3	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$381	$381	$—
Intrepid Growth Fund	—	108	311	419	—
Intrepid Mid Cap Fund	—	—	538	538	—
Intrepid Multi Cap Fund	62	8	24	94	27
Intrepid Value Fund	2,994	513	90	3,597	41

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid America Fund	$107
Intrepid Growth Fund	32
Intrepid Mid Cap Fund	18
Intrepid Value Fund	40

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$1,722,852	$1,598,691	$—	$—
Intrepid Growth Fund	691,258	732,254	—	—
Intrepid Mid Cap Fund	211,415	224,159	733	220
Intrepid Multi Cap Fund	5,513	8,130	—	—
Intrepid Value Fund	681,024	765,902	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,530,081	$339,167	$40,270	$298,897
Intrepid Growth Fund	532,965	132,264	9,575	122,689
Intrepid Mid Cap Fund	364,533	91,847	22,274	69,573
Intrepid Multi Cap Fund	9,463	1,960	299	1,661
Intrepid Value Fund	788,586	80,797	30,190	50,607

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid America Fund	$15,577	$15,577
Intrepid Growth Fund	3,587	3,587
Intrepid Mid Cap Fund	3,572	3,572
Intrepid Multi Cap Fund	99	99
Intrepid Value Fund	14,443	14,443

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Intrepid America Fund	$14,929	$14,929
Intrepid Growth Fund	4,876	4,876
Intrepid Mid Cap Fund	1,836	1,836
Intrepid Multi Cap Fund	24	24
Intrepid Value Fund	6,869	6,869

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$18,971	$(473,209)	$298,897
Intrepid Growth Fund	2,098	(448,447)	122,689
Intrepid Mid Cap Fund	185	(59,938)	69,573
Intrepid Multi Cap Fund	60	(5,803)	1,661
Intrepid Value Fund	1,133	(101,392)	50,607

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (Intrepid America Fund, Intrepid Growth Fund and Intrepid Multi Cap Fund), mark to market of futures contracts (Intrepid Growth Fund), distributions payable (Intrepid Mid Cap Fund and Intrepid Value Fund) and post-October loss deferrals (Intrepid Mid Cap Fund and Intrepid Value Fund)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Intrepid Value Fund	$13,137	$—

As of June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$107,685	$365,524	$473,209
Intrepid Growth Fund	195,957	252,490	448,447
Intrepid Mid Cap Fund	—	59,938	59,938
Intrepid Multi Cap Fund	2,371	3,432	5,803
Intrepid Value Fund	23,411	64,844	88,255

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid America Fund	$4,928
Intrepid Growth Fund	23,241
Intrepid Mid Cap Fund	5,605
Intrepid Multi Cap Fund	679

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year end are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Intrepid Mid Cap Fund	$—	$1,871	$—
Intrepid Value Fund	—	4,432	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	47.9%	20.1%
Intrepid Growth Fund	59.2	n/a
Intrepid Mid Cap Fund	52.8	n/a

Additionally, Intrepid Multi Cap Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	65

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	67

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,094.50	$6.46	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,091.90	9.05	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,093.10	7.81	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R5
Actual	1,000.00	1,096.70	4.12	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Select Class
Actual	1,000.00	1,095.60	5.16	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Intrepid Growth Fund
Class A
Actual	1,000.00	1,101.80	6.53	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,099.50	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,100.60	7.83	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$1,104.50	$4.19	0.80%
Hypothetical	1,000.00	1,020.89	4.02	0.80
Select Class
Actual	1,000.00	1,103.60	5.23	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,076.70	6.40	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,074.00	9.59	1.86
Hypothetical	1,000.00	1,015.61	9.32	1.86
Class C
Actual	1,000.00	1,074.20	9.54	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Select Class
Actual	1,000.00	1,078.20	5.12	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,117.40	6.58	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,115.20	9.20	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	1,118.70	5.27	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,082.90	4.92	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95
Class C
Actual	1,000.00	1,080.30	7.50	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class R2
Actual	1,000.00	1,081.80	6.21	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class R5
Actual	1,000.00	1,084.90	3.11	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class R6
Actual	1,000.00	1,085.20	2.85	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Select Class
Actual	1,000.00	1,083.50	4.14	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2012

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Intrepid America Fund	100.00%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Multi Cap Fund	100.00
Intrepid Value Fund	100.00

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$15,577
Intrepid Growth Fund	3,587
Intrepid Mid Cap Fund	3,572
Intrepid Multi Cap Fund	99
Intrepid Value Fund	14,443

JUNE 30, 2012	J.P. MORGAN INTREPID FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-INT-612

Annual Report

J.P. Morgan Equity Funds

June 30, 2012

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

July 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S.

large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at
1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.26%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$162,432

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the energy and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the consumer discretionary and information technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in Cisco Systems, Inc., Baker Hughes Inc. and Citigroup, Inc. Cisco Systems, Inc. provides communications equipment. The stock underperformed its sector peers as the company’s expectations for revenue growth were below investors’ expectations. Shares of oil well services and equipment provider Baker Hughes Inc. declined due to concerns that slowing economic growth would diminish demand for oil. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc.

Individual contributors to relative performance included the Fund’s long positions in Apple, Inc., Wyndham Worldwide Corp. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wyndham Worldwide Corp. increased after the hotel company announced an increase in its stock repurchase program and declared a quarterly cash dividend. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

They aim to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process. The Fund’s average long to short exposure during the reporting period was 116% to 16%.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	7.3%
2.	Microsoft Corp.	4.6
3.	Wells Fargo & Co.	3.8
4.	CVS Caremark Corp.	3.6
5.	International Business Machines Corp.	3.3
6.	Pfizer, Inc.	3.0
7.	Home Depot, Inc. (The)	2.9
8.	Exxon Mobil Corp.	2.8
9.	Chevron Corp.	2.8
10.	CBS Corp. (Non-Voting), Class B	2.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Consumer Discretionary Select Sector SPDR Fund	20.6%
2.	SPDR S&P 500 ETF Trust	12.7
3.	Energy Select Sector SPDR Fund	11.0
4.	Utilities Select Sector SPDR Fund	10.6
5.	Costco Wholesale Corp.	3.6
6.	Carnival Corp.	3.6
7.	FedEx Corp.	3.4
8.	Darden Restaurants, Inc.	3.3
9.	Technology Select Sector SPDR Fund	3.2
10.	MasterCard, Inc., Class A	3.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	17.0
Financials	13.0
Industrials	11.0
Health Care	10.5
Energy	8.9
Consumer Staples	8.8
Utilities	4.1
Materials	3.2
Telecommunication Services	2.4
Short-term Investment	1.2

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Investment Companies	58.1%
Industrials	14.1
Consumer Discretionary	12.5
Information Technology	7.4
Consumer Staples	3.6
Financials	2.9
Materials	1.4

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		4.02%	(2.61)%	0.76%
With Sales Charge*		(1.43)	(3.66)	(0.08)
CLASS C SHARES	1/31/06
Without CDSC		3.49	(3.10)	0.26
With CDSC**		2.49	(3.10)	0.26
SELECT CLASS SHARES	1/31/06	4.26	(2.37)	1.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from January 31, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.84%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$6,606,278

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the auto and transportation and industrial cyclical sectors was the main detractor from relative performance. The Fund’s stock selection in the systems hardware and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in General Motors Co. and Johnson Controls, Inc. Shares of car manufacturer General Motors Co. declined due to scheduled downtime in several of its truck manufacturing plants, weakness in Europe and concerns over slowing global growth. Shares of auto and truck parts manufacturer Johnson Controls, Inc. declined after the company lowered its forecast for earnings. The Fund’s short position in Intel Corp. also detracted from relative performance, as shares of the chipmaker benefited from strong demand in emerging markets for laptops.

Individual contributors to relative performance included the Fund’s long positions in Apple, Inc., Merck & Co., Inc. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Merck & Co., Inc. benefited from the healthcare company’s steady earnings growth and stable cash flows during the reporting period. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure during the reporting period was 124% to 24%.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.6%
2.	Time Warner, Inc.	3.1
3.	Occidental Petroleum Corp.	2.7
4.	Merck & Co., Inc.	2.6
5.	Wells Fargo & Co.	2.4
6.	Microsoft Corp.	2.2
7.	Pfizer, Inc.	1.8
8.	UnitedHealth Group, Inc.	1.8
9.	United Technologies Corp.	1.8
10.	Exxon Mobil Corp.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Lockheed Martin Corp.	3.6%
2.	Eli Lilly & Co.	3.3
3.	Praxair, Inc.	2.8
4.	Bristol-Myers Squibb Co.	2.7
5.	Hershey Co. (The)	2.6
6.	General Electric Co.	2.6
7.	Danaher Corp.	2.3
8.	Raytheon Co.	2.2
9.	Microchip Technology, Inc.	2.2
10.	Encana Corp.	2.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.9%
Consumer Discretionary	15.9
Health Care	14.4
Financials	13.5
Industrials	11.4
Energy	11.0
Consumer Staples	6.9
Materials	3.0
Utilities	2.2
Telecommunication Services	2.1
Short-Term Investment	2.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	22.5%
Health Care	15.6
Information Technology	12.0
Financials	10.9
Energy	10.5
Consumer Staples	9.3
Consumer Discretionary	7.6
Materials	6.9
Utilities	4.7

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		0.57%	1.51%	6.52%
With Sales Charge*		(4.71)	0.42	5.66
CLASS C SHARES	11/1/05
Without CDSC		0.10	1.01	5.99
With CDSC**		(0.90)	1.01	5.99
CLASS R2 SHARES	11/3/08	0.33	1.32	6.38
CLASS R5 SHARES	5/15/06	1.05	1.97	6.99
SELECT CLASS SHARES	11/1/05	0.84	1.77	6.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from November 1, 2005 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.13%
Russell 1000 Value Index	3.01%

Net Assets as of 6/30/2012 (In Thousands)	$29,704

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Value Plus Fund (the “Fund”) seeks long-term capital appreciation.

Effective August 1, 2012, there was a portfolio management change. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the industrial cyclical and insurance sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in MetLife, Inc., Citigroup, Inc. and Prudential Financial, Inc. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of Prudential Financial, Inc. declined after the financial services company reported disappointing first-quarter results.

Individual contributors to relative performance included the Fund’s long positions in Apple, Inc., Wells Fargo & Co. and Williams Cos., Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Williams Cos., Inc. gained as investors reacted positively to the announcement that the company would increase its quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. The average long to-short exposure over the period was 119% to 19%.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Chevron Corp.	3.6%
2.	Wells Fargo & Co.	3.5
3.	UnitedHealth Group, Inc.	3.0
4.	Exxon Mobil Corp.	2.9
5.	Merck & Co., Inc.	2.6
6.	Occidental Petroleum Corp.	2.4
7.	MetLife, Inc.	2.4
8.	State Street Corp.	2.3
9.	Apple, Inc.	2.2
10.	Citigroup, Inc.	2.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Praxair, Inc.	3.2%
2.	Cliffs Natural Resources, Inc.	2.9
3.	Rockwell Automation, Inc.	2.7
4.	Eli Lilly & Co.	2.5
5.	Lockheed Martin Corp.	2.5
6.	Linear Technology Corp.	2.5
7.	Weingarten Realty Investors	2.4
8.	H.J. Heinz Co.	2.3
9.	Southern Co. (The)	2.2
10.	Aqua America, Inc.	2.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.7%
Health Care	15.5
Energy	14.8
Consumer Discretionary	12.3
Information Technology	11.1
Industrials	10.2
Utilities	4.0
Consumer Staples	3.4
Materials	2.1
Telecommunication Services	0.2
Short-term Investment	0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Financials	19.1%
Health Care	13.6
Industrials	12.1
Consumer Discretionary	11.5
Information Technology	11.4
Materials	10.4
Utilities	8.6
Consumer Staples	7.9
Energy	5.4

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		(2.32)%	11.61%	(2.33)%
With Sales Charge*		(7.45)	9.62	(3.47)
CLASS C SHARES	11/30/07
Without CDSC		(2.91)	11.05	(2.83)
With CDSC**		(3.91)	11.05	(2.83)
CLASS R5 SHARES	11/30/07	(2.04)	12.08	(1.91)
SELECT CLASS SHARES	11/30/07	(2.13)	11.88	(2.08)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Index from November 30, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Long/ Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.97%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$11,731

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer staples and industrial cyclical sectors was the main detractor from relative performance. The Fund’s stock selection in the software and hardware and media sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long positions in Sprint Nextel Corp., Alcoa, Inc. and Dendreon Corp. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of Alcoa, Inc., an aluminum mining company, declined due to concerns that slowing economic growth would hurt demand. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock.

Individual contributors to relative performance included the Fund’s short positions in Electronic Arts, Inc. and Cliffs Natural Resources, Inc. Shares of videogame maker Electronic Arts, Inc. and metal mining company Cliffs Natural Resources, Inc. declined on concerns about each company’s decreasing earnings. The Fund’s long position in Apple, Inc. also contributed to relative performance. Shares of the technology company rose as it continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure over the period was 133% to 33%.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.2%
2.	Merck & Co., Inc.	2.1
3.	Time Warner, Inc.	2.0
4.	Microsoft Corp.	1.9
5.	CBS Corp. (Non-Voting), Class B	1.8
6.	Wells Fargo & Co.	1.8
7.	United Technologies Corp.	1.7
8.	Chevron Corp.	1.5
9.	Kraft Foods, Inc., Class A	1.5
10.	Philip Morris International, Inc.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hershey Co. (The)	3.8%
2.	Praxair, Inc.	3.3
3.	Microchip Technology, Inc.	2.9
4.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	2.7
5.	News Corp., Class B	2.6
6.	Omnicom Group, Inc.	2.5
7.	Federal Realty Investment Trust	2.5
8.	Lockheed Martin Corp.	2.5
9.	Cliffs Natural Resources, Inc.	2.2
10.	Church & Dwight Co., Inc.	2.0

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.6%
Financials	16.4
Consumer Discretionary	13.8
Industrials	11.2
Health Care	11.0
Consumer Staples	9.9
Energy	8.8
Materials	4.7
Utilities	3.6
Telecommunication Services	2.0
Short-Term Investment	1.0

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	24.6%
Consumer Discretionary	14.0
Information Technology	13.1
Industrials	12.6
Materials	10.8
Consumer Staples	10.2
Health Care	7.8
Energy	3.8
Utilities	3.1

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		1.77%	5.70%
With Sales Charge*		(3.56)	3.20
CLASS C SHARES	4/1/10
Without CDSC		1.18	5.16
With CDSC**		0.18	5.16
CLASS R2 SHARES	4/1/10	1.48	5.43
CLASS R5 SHARES	4/1/10	2.20	6.19
CLASS R6 SHARES	5/31/11	2.27	6.22
SELECT CLASS SHARES	4/1/10	1.97	5.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1, 2010 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial Investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 115.5% (j)
		Common Stocks — 114.1%
		Consumer Discretionary — 19.7%
		Hotels, Restaurants & Leisure — 2.6%
80		Wyndham Worldwide Corp.	4,240

		Household Durables — 1.1%
166		PulteGroup, Inc. (a)	1,775

		Internet & Catalog Retail — 1.2%
40		Expedia, Inc.	1,928

		Media — 8.0%
158		CBS Corp. (Non-Voting), Class B	5,171
116		Comcast Corp., Class A	3,721
25		Viacom, Inc., Class B	1,159
61		Walt Disney Co. (The)	2,944

			12,995

		Multiline Retail — 2.7%
130		Macy’s, Inc.	4,458

		Specialty Retail — 4.1%
18		Advance Auto Parts, Inc. (m)	1,235
101		Home Depot, Inc. (The)	5,347

			6,582

		Total Consumer Discretionary	31,978

		Consumer Staples — 10.2%
		Beverages — 1.9%
40		Coca-Cola Co. (The)	3,120

		Food & Staples Retailing — 5.1%
144		CVS Caremark Corp.	6,734
23		Wal-Mart Stores, Inc.	1,589

			8,323

		Food Products — 0.0% (g)
—	(h)	General Mills, Inc.	15

		Tobacco — 3.2%
59		Philip Morris International, Inc.	5,140

		Total Consumer Staples	16,598

		Energy — 10.3%
		Oil, Gas & Consumable Fuels — 10.3%
50		Chevron Corp.	5,231
61		Exxon Mobil Corp.	5,257
48		Marathon Oil Corp.	1,215
38		Occidental Petroleum Corp.	3,276
51		Phillips 66 (a)	1,685

		Total Energy	16,664

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 15.0%
	Capital Markets — 0.9%
16	Goldman Sachs Group, Inc. (The)	1,515

	Commercial Banks — 6.1%
85	BB&T Corp.	2,628
215	Wells Fargo & Co.	7,183

		9,811

	Consumer Finance — 4.3%
37	Capital One Financial Corp.	2,022
145	Discover Financial Services	4,997

		7,019

	Diversified Financial Services — 1.1%
66	Citigroup, Inc.	1,806

	Insurance — 2.6%
78	Allstate Corp. (The)	2,727
23	Hartford Financial Services Group, Inc.	409
18	Travelers Cos., Inc. (The)	1,136

		4,272

	Total Financials	24,423

	Health Care — 12.1%
	Biotechnology — 2.4%
35	Amgen, Inc. (m)	2,542
27	Gilead Sciences, Inc. (a)	1,396

		3,938

	Health Care Providers & Services — 4.4%
30	McKesson Corp.	2,850
72	UnitedHealth Group, Inc.	4,220

		7,070

	Pharmaceuticals — 5.3%
48	Abbott Laboratories (m)	3,062
241	Pfizer, Inc.	5,540

		8,602

	Total Health Care	19,610

	Industrials — 12.6%
	Aerospace & Defense — 2.7%
20	Boeing Co. (The)	1,508
51	Honeywell International, Inc.	2,831

		4,339

	Air Freight & Logistics — 2.1%
44	United Parcel Service, Inc., Class B	3,434

	Industrial Conglomerates — 3.4%
139	General Electric Co.	2,901

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Industrial Conglomerates — Continued
49	Tyco International Ltd., (Switzerland)	2,606

		5,507

	Machinery — 1.3%
53	Ingersoll-Rand plc, (Ireland)	2,227

	Road & Rail — 3.1%
42	Union Pacific Corp.	5,047

	Total Industrials	20,554

	Information Technology — 23.0%
	Communications Equipment — 1.9%
181	Cisco Systems, Inc.	3,113

	Computers & Peripherals — 10.8%
24	Apple, Inc. (a)	13,727
26	Diebold, Inc.	941
114	EMC Corp. (a)	2,914

		17,582

	Internet Software & Services — 0.2%
8	Facebook, Inc., Class A (a)	261

	IT Services — 3.8%
31	International Business Machines Corp.	6,121

	Semiconductors & Semiconductor Equipment — 1.1%
66	Intel Corp.	1,767

	Software — 5.2%
279	Microsoft Corp.	8,544

	Total Information Technology	37,388

	Materials — 3.7%
	Chemicals — 3.0%
27	E.I. du Pont de Nemours & Co.	1,386
19	LyondellBasell Industries N.V., (Netherlands), Class A	769
25	PPG Industries, Inc.	2,621

		4,776

	Metals & Mining — 0.7%
35	Freeport-McMoRan Copper & Gold, Inc.	1,182

	Total Materials	5,958

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
78	AT&T, Inc. (m)	2,782
37	Verizon Communications, Inc.	1,646

	Total Telecommunication Services	4,428

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.8%
	Electric Utilities — 2.8%
10	American Electric Power Co., Inc. (m)	417
28	Duke Energy Corp.	641
7	Edison International	328
4	Entergy Corp.	273
7	FirstEnergy Corp.	325
9	NextEra Energy, Inc.	616
4	Northeast Utilities	144
10	PPL Corp.	274
6	Progress Energy, Inc.	362
18	Southern Co. (The)	821
10	Xcel Energy, Inc.	279

		4,480

	Independent Power Producers & Energy Traders — 0.1%
15	AES Corp. (The) (a) (m)	188

	Multi-Utilities — 1.9%
5	Ameren Corp. (m)	172
9	CenterPoint Energy, Inc.	183
6	Consolidated Edison, Inc.	378
13	Dominion Resources, Inc.	675
4	DTE Energy Co.	212
6	NiSource, Inc.	149
8	PG&E Corp.	361
11	Public Service Enterprise Group, Inc.	363
5	Sempra Energy	368
5	Wisconsin Energy Corp.	200

		3,061

	Total Utilities	7,729

	Total Common Stocks (Cost $162,015)	185,330

Short-Term Investment — 1.4%
	Investment Company — 1.4%
2,232	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $2,232)	2,232

	Total Investments — 115.5% (Cost $164,247)	187,562
	Liabilities in Excess of Other Assets — (15.5)%	(25,130)

	NET ASSETS — 100.0%	$162,432

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 15.3%
	Common Stocks — 6.4%
	Consumer Discretionary — 1.9%
	Hotels, Restaurants & Leisure — 1.3%
26	Carnival Corp.	888
16	Darden Restaurants, Inc.	815
4	McDonald’s Corp.	381

		2,084

	Specialty Retail — 0.6%
16	Limited Brands, Inc.	697
6	Tiffany & Co.	318

		1,015

	Total Consumer Discretionary	3,099

	Consumer Staples — 0.6%
	Food & Staples Retailing — 0.6%
10	Costco Wholesale Corp.	902

	Financials — 0.4%
	Thrifts & Mortgage Finance — 0.4%
61	People’s United Financial, Inc.	709

	Industrials — 2.2%
	Air Freight & Logistics — 0.8%
7	C.H. Robinson Worldwide, Inc.	386
9	FedEx Corp.	852

		1,238

	Building Products — 0.5%
56	Masco Corp.	770

	Machinery — 0.7%
5	Deere & Co.	404
7	Illinois Tool Works, Inc.	376
10	PACCAR, Inc.	376

		1,156

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.2%
9	Fastenal Co.	351

	Total Industrials	3,515

	Information Technology — 1.1%
	Communications Equipment — 0.4%
39	Juniper Networks, Inc. (a)	641

	IT Services — 0.5%
2	MasterCard, Inc., Class A	774

	Software — 0.2%
14	Oracle Corp.	416

	Total Information Technology	1,831

	Materials — 0.2%
	Containers & Packaging — 0.2%
18	Owens-Illinois, Inc. (a)	347

	Total Common Stocks (Proceeds $10,861)	10,403

	Investment Companies — 8.9%
117	Consumer Discretionary Select Sector SPDR Fund	5,122
41	Energy Select Sector SPDR Fund	2,728
23	SPDR S&P 500 ETF Trust	3,161
28	Technology Select Sector SPDR Fund	791
71	Utilities Select Sector SPDR Fund	2,634

	Total Investment Companies (Proceeds $14,555)	14,436

	Total Short Positions (Proceeds $25,416)	$24,839

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 125.0% (j)
	Common Stocks — 121.6%
	Consumer Discretionary — 19.8%
	Auto Components — 2.0%
4,687	Johnson Controls, Inc.	129,870

	Automobiles — 1.9%
6,364	General Motors Co. (a)	125,503

	Hotels, Restaurants & Leisure — 1.0%
1,061	Carnival Corp.	36,376
482	Yum! Brands, Inc.	31,075

		67,451

	Household Durables — 1.2%
892	D.R. Horton, Inc.	16,393
298	Lennar Corp., Class A	9,206
27	NVR, Inc. (a)	23,074
1,598	PulteGroup, Inc. (a)	17,095
447	Ryland Group, Inc. (The)	11,422

		77,190

	Internet & Catalog Retail — 1.5%
304	Amazon.com, Inc. (a)	69,309
636	Expedia, Inc.	30,592

		99,901

	Media — 6.8%
1,342	CBS Corp. (Non-Voting), Class B	43,979
3,277	Comcast Corp., Class A	104,769
659	DIRECTV, Class A (a)	32,156
195	Time Warner Cable, Inc.	15,969
6,638	Time Warner, Inc.	255,581

		452,454

	Multiline Retail — 0.8%
338	Kohl’s Corp.	15,366
641	Target Corp.	37,272

		52,638

	Specialty Retail — 3.1%
138	AutoZone, Inc. (a)	50,658
1,484	Home Depot, Inc. (The)	78,628
2,396	Lowe’s Cos., Inc.	68,148
209	TJX Cos., Inc.	8,955

		206,389

	Textiles, Apparel & Luxury Goods — 1.5%
512	Coach, Inc.	29,916
227	Lululemon Athletica, Inc., (Canada) (a)	13,519
427	V.F. Corp.	57,015

		100,450

	Total Consumer Discretionary	1,311,846

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 8.6%
	Beverages — 1.8%
1,455	Coca-Cola Co. (The)	113,804

	Food & Staples Retailing — 0.2%
483	Walgreen Co.	14,274

	Food Products — 2.2%
426	Archer-Daniels-Midland Co.	12,584
1,428	General Mills, Inc.	55,043
2,033	Kraft Foods, Inc., Class A	78,519

		146,146

	Household Products — 2.2%
458	Clorox Co. (The)	33,189
305	Colgate-Palmolive Co.	31,722
1,327	Procter & Gamble Co. (The)	81,308

		146,219

	Tobacco — 2.2%
130	Lorillard, Inc.	17,127
1,477	Philip Morris International, Inc.	128,920

		146,047

	Total Consumer Staples	566,490

	Energy — 13.7%
	Energy Equipment & Services — 2.9%
119	Cameron International Corp. (a)	5,061
1,247	Ensco plc, (United Kingdom), Class A	58,559
353	Halliburton Co.	10,015
1,879	Schlumberger Ltd.	121,945

		195,580

	Oil, Gas & Consumable Fuels — 10.8%
647	Anadarko Petroleum Corp.	42,830
1,321	EOG Resources, Inc.	119,034
1,616	Exxon Mobil Corp.	138,295
845	Kinder Morgan, Inc.	27,238
385	Marathon Petroleum Corp.	17,279
2,608	Occidental Petroleum Corp.	223,665
1,280	Peabody Energy Corp.	31,384
427	Pioneer Natural Resources Co.	37,676
764	Southwestern Energy Co. (a)	24,400
711	Valero Energy Corp.	17,169
1,118	Williams Cos., Inc. (The)	32,212

		711,182

	Total Energy	906,762

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Financials — 16.8%
	Capital Markets — 3.6%
842	Ameriprise Financial, Inc.	43,985
862	Goldman Sachs Group, Inc. (The)	82,622
2,358	Invesco Ltd.	53,281
1,284	Morgan Stanley	18,733
296	State Street Corp.	13,220
1,678	TD Ameritrade Holding Corp.	28,529

		240,370

	Commercial Banks — 3.5%
429	Huntington Bancshares, Inc.	2,744
820	SunTrust Banks, Inc.	19,858
313	U.S. Bancorp	10,052
5,967	Wells Fargo & Co.	199,534

		232,188

	Consumer Finance — 0.7%
512	American Express Co.	29,797
367	Capital One Financial Corp.	20,068

		49,865

	Diversified Financial Services — 3.8%
9,804	Bank of America Corp.	80,195
1,710	Citigroup, Inc.	46,863
386	CME Group, Inc.	103,424
139	IntercontinentalExchange, Inc. (a)	18,916

		249,398

	Insurance — 4.7%
1,439	ACE Ltd., (Switzerland)	106,697
540	Axis Capital Holdings Ltd., (Bermuda)	17,588
178	Everest Re Group Ltd., (Bermuda)	18,467
247	Hartford Financial Services Group, Inc.	4,355
3,945	MetLife, Inc.	121,713
694	Prudential Financial, Inc.	33,589
318	XL Group plc, (Ireland)	6,698

		309,107

	Real Estate Investment Trusts (REITs) — 0.5%
150	Alexandria Real Estate Equities, Inc.	10,944
101	Apartment Investment & Management Co., Class A	2,719
97	Prologis, Inc.	3,238
47	Simon Property Group, Inc.	7,347
86	SL Green Realty Corp.	6,907

		31,155

	Total Financials	1,112,083

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 18.0%
	Biotechnology — 2.4%
671	Biogen Idec, Inc. (a)	96,900
384	Celgene Corp. (a)	24,631
647	Vertex Pharmaceuticals, Inc. (a)	36,168

		157,699

	Health Care Equipment & Supplies — 2.6%
584	Baxter International, Inc.	31,046
1,056	CareFusion Corp. (a)	27,106
2,177	Covidien plc, (Ireland)	116,463

		174,615

	Health Care Providers & Services — 5.2%
265	AMERIGROUP Corp. (a)	17,434
1,710	Cardinal Health, Inc.	71,835
828	Humana, Inc.	64,098
409	McKesson Corp.	38,309
2,536	UnitedHealth Group, Inc.	148,330

		340,006

	Pharmaceuticals — 7.8%
389	Abbott Laboratories	25,059
1,626	Johnson & Johnson	109,846
5,201	Merck & Co., Inc.	217,140
553	Mylan, Inc. (a)	11,820
6,546	Pfizer, Inc.	150,548

		514,413

	Total Health Care	1,186,733

	Industrials — 14.3%
	Aerospace & Defense — 4.2%
2,334	Honeywell International, Inc.	130,340
1,958	United Technologies Corp.	147,872

		278,212

	Building Products — 0.4%
2,111	Masco Corp.	29,275

	Construction & Engineering — 1.0%
1,326	Fluor Corp.	65,436

	Electrical Equipment — 1.7%
2,403	Emerson Electric Co.	111,911

	Industrial Conglomerates — 1.9%
147	3M Co.	13,141
2,073	Tyco International Ltd., (Switzerland)	109,573

		122,714

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Machinery — 2.1%
2,406	PACCAR, Inc.	94,291
641	SPX Corp.	41,895

		136,186

	Road & Rail — 2.4%
5,808	CSX Corp.	129,871
253	Union Pacific Corp.	30,225

		160,096

	Trading Companies & Distributors — 0.6%
211	W.W. Grainger, Inc.	40,302

	Total Industrials	944,132

	Information Technology — 21.1%
	Communications Equipment — 2.7%
6,605	Cisco Systems, Inc.	113,410
1,189	QUALCOMM, Inc.	66,177

		179,587

	Computers & Peripherals — 6.8%
644	Apple, Inc. (a)	376,247
891	EMC Corp. (a)	22,828
1,357	Hewlett-Packard Co.	27,298
577	NetApp, Inc. (a)	18,373
124	SanDisk Corp. (a)	4,538

		449,284

	Internet Software & Services — 1.0%
110	Google, Inc., Class A (a)	63,933
38	LinkedIn Corp., Class A (a)	4,005

		67,938

	IT Services — 1.5%
613	Cognizant Technology Solutions Corp., Class A (a)	36,761
219	Genpact Ltd., (Bermuda) (a)	3,639
58	MasterCard, Inc., Class A	25,097
409	Paychex, Inc.	12,842
175	Visa, Inc., Class A	21,643

		99,982

	Semiconductors & Semiconductor Equipment — 4.4%
2,122	Altera Corp.	71,798
344	Analog Devices, Inc.	12,969
901	Broadcom Corp., Class A (a)	30,440
1,082	Freescale Semiconductor Ltd. (a)	11,092
2,544	Lam Research Corp. (a)	96,026
370	Linear Technology Corp.	11,592
2,062	Texas Instruments, Inc.	59,164

		293,081

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.7%
146	Citrix Systems, Inc. (a)	12,233
6,014	Microsoft Corp.	183,957
3,716	Oracle Corp.	110,377

		306,567

	Total Information Technology	1,396,439

	Materials — 3.8%
	Chemicals — 2.3%
1,146	Air Products & Chemicals, Inc.	92,541
817	E.I. du Pont de Nemours & Co.	41,334
632	Georgia Gulf Corp.	16,234

		150,109

	Metals & Mining — 1.5%
3,345	Alcoa, Inc.	29,268
1,210	Freeport-McMoRan Copper & Gold, Inc.	41,213
627	United States Steel Corp.	12,924
398	Walter Energy, Inc.	17,574
		100,979

	Total Materials	251,088

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
1,970	AT&T, Inc.	70,255
2,372	Verizon Communications, Inc.	105,419

	Total Telecommunication Services	175,674

	Utilities — 2.8%
	Electric Utilities — 1.4%
609	FirstEnergy Corp.	29,977
564	NextEra Energy, Inc.	38,805
813	PPL Corp.	22,606

		91,388

	Gas Utilities — 0.1%
152	AGL Resources, Inc.	5,893

	Multi-Utilities — 1.3%
1,326	PG&E Corp.	60,044
366	Sempra Energy	25,208

		85,252

	Total Utilities	182,533

	Total Common Stocks (Cost $6,703,884)	8,033,780

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
225,710	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $225,710)	225,710

	Total Investments — 125.0% (Cost $6,929,594)	8,259,490
	Liabilities in Excess of Other Assets — (25.0)%	(1,653,212)

	NET ASSETS — 100.0%	$6,606,278

Short Positions — 26.1%
	Common Stocks — 26.1%
	Consumer Discretionary — 2.0%
	Automobiles — 0.2%
1,662	Ford Motor Co.	15,939

	Hotels, Restaurants & Leisure — 0.1%
89	Choice Hotels International, Inc.	3,566
10	Hyatt Hotels Corp., Class A (a)	369

		3,935

	Household Durables — 0.1%
131	Harman International Industries, Inc.	5,169

	Leisure Equipment & Products — 0.1%
207	Mattel, Inc.	6,717

	Media — 0.6%
875	Gannett Co., Inc.	12,882
597	Omnicom Group, Inc.	29,029

		41,911

	Multiline Retail — 0.1%
340	J.C. Penney Co., Inc.	7,936

	Specialty Retail — 0.7%
443	Bed Bath & Beyond, Inc. (a)	27,385
217	O’Reilly Automotive, Inc. (a)	18,213

		45,598

	Textiles, Apparel & Luxury Goods — 0.1%
30	Ralph Lauren Corp.	4,202

	Total Consumer Discretionary	131,407

	Consumer Staples — 2.4%
	Beverages — 0.1%
223	Dr. Pepper Snapple Group, Inc.	9,745

	Food & Staples Retailing — 0.3%
207	CVS Caremark Corp.	9,651
171	Wal-Mart Stores, Inc.	11,920

		21,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.2%
632	Hershey Co. (The)	45,529
428	Mead Johnson Nutrition Co.	34,452

		79,981

	Household Products — 0.3%
339	Church & Dwight Co., Inc.	18,798

	Tobacco — 0.5%
874	Altria Group, Inc.	30,184

	Total Consumer Staples	160,279

	Energy — 2.8%
	Energy Equipment & Services — 0.2%
160	Diamond Offshore Drilling, Inc.	9,471
120	FMC Technologies, Inc. (a)	4,718

		14,189

	Oil, Gas & Consumable Fuels — 2.6%
185	Chevron Corp.	19,516
199	ConocoPhillips	11,120
1,007	CONSOL Energy, Inc.	30,440
1,739	Encana Corp., (Canada)	36,218
64	Noble Energy, Inc.	5,466
612	Spectra Energy Corp.	17,788
725	Tesoro Corp. (a)	18,087
287	TransCanada Corp., (Canada)	12,005
1,057	WPX Energy, Inc. (a)	17,106

		167,746

	Total Energy	181,935

	Financials — 2.8%
	Capital Markets — 0.4%
577	Bank of New York Mellon Corp. (The)	12,657
49	Franklin Resources, Inc.	5,490
95	T. Rowe Price Group, Inc.	6,006

		24,153

	Commercial Banks — 0.2%
318	BB&T Corp.	9,820
48	UMB Financial Corp.	2,435

		12,255

	Insurance — 1.2%
469	American International Group, Inc. (a)	15,058
208	Aon plc, (United Kingdom)	9,730
86	Chubb Corp. (The)	6,276
260	Lincoln National Corp.	5,678
151	Torchmark Corp.	7,608
209	Travelers Cos., Inc. (The)	13,333

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Insurance — Continued
635	W.R. Berkley Corp.	24,721

		82,404

	Real Estate Investment Trusts (REITs) — 1.0%
376	Digital Realty Trust, Inc.	28,252
146	Federal Realty Investment Trust	15,178
220	Taubman Centers, Inc.	16,946
93	Washington Real Estate Investment Trust	2,636
232	Weingarten Realty Investors	6,100

		69,112

	Total Financials	187,924

	Health Care — 4.1%
	Biotechnology — 0.5%
297	Amgen, Inc.	21,721
147	Gilead Sciences, Inc. (a)	7,526
142	United Therapeutics Corp. (a)	7,036

		36,283

	Health Care Equipment & Supplies — 1.3%
862	Medtronic, Inc.	33,370
117	St. Jude Medical, Inc.	4,686
274	Stryker Corp.	15,091
307	Varian Medical Systems, Inc. (a)	18,639
182	Zimmer Holdings, Inc.	11,727

		83,513

	Health Care Providers & Services — 0.7%
441	Aetna, Inc.	17,081
301	Coventry Health Care, Inc.	9,584
1,247	Tenet Healthcare Corp. (a)	6,536
178	WellPoint, Inc.	11,361

		44,562

	Pharmaceuticals — 1.6%
1,314	Bristol-Myers Squibb Co.	47,245
1,338	Eli Lilly & Co.	57,403

		104,648

	Total Health Care	269,006

	Industrials — 5.9%
	Aerospace & Defense — 2.0%
177	Boeing Co. (The)	13,125
107	Exelis, Inc.	1,053
722	Lockheed Martin Corp.	62,903
258	Northrop Grumman Corp.	16,486
683	Raytheon Co.	38,660

		132,227

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.1%
61	United Parcel Service, Inc., Class B	4,830

	Electrical Equipment — 0.4%
383	Rockwell Automation, Inc.	25,277

	Industrial Conglomerates — 1.3%
765	Danaher Corp.	39,819
2,155	General Electric Co.	44,911

		84,730

	Machinery — 1.3%
95	Caterpillar, Inc.	8,107
292	Dover Corp.	15,651
596	Illinois Tool Works, Inc.	31,506
53	ITT Corp.	939
403	Parker Hannifin Corp.	30,979

		87,182

	Road & Rail — 0.6%
139	Canadian National Railway Co., (Canada)	11,695
461	Heartland Express, Inc.	6,595
491	Knight Transportation, Inc.	7,850
487	Werner Enterprises, Inc.	11,644

		37,784

	Trading Companies & Distributors — 0.2%
430	Fastenal Co.	17,339

	Total Industrials	389,369

	Information Technology — 3.1%
	Computers & Peripherals — 0.1%
641	Dell, Inc. (a)	8,030

	Internet Software & Services — 0.2%
516	AOL, Inc. (a)	14,480

	IT Services — 0.6%
225	Automatic Data Processing, Inc.	12,529
148	International Business Machines Corp.	28,961

		41,490

	Semiconductors & Semiconductor Equipment — 1.9%
151	Cypress Semiconductor Corp. (a)	1,996
1,330	Intel Corp.	35,447
131	KLA-Tencor Corp.	6,448
1,166	Microchip Technology, Inc.	38,571
1,940	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (a)	27,076
471	Xilinx, Inc.	15,806

		125,344

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Software — 0.3%
219	Intuit, Inc.	13,007
42	Salesforce.com, Inc. (a)	5,805

		18,812

	Total Information Technology	208,156

	Materials — 1.8%
	Chemicals — 1.0%
12	CF Industries Holdings, Inc.	2,409
294	OM Group, Inc. (a)	5,588
445	Praxair, Inc.	48,427
71	Sherwin-Williams Co. (The)	9,331

		65,755

	Metals & Mining — 0.8%
589	Cliffs Natural Resources, Inc.	29,019
660	Nucor Corp.	25,028

		54,047

	Total Materials	119,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.2%
	Electric Utilities — 0.4%
527	Southern Co. (The)	24,391

	Gas Utilities — 0.2%
224	National Fuel Gas Co.	10,512
137	ONEOK, Inc.	5,788

		16,300

	Multi-Utilities — 0.6%
559	Consolidated Edison, Inc.	34,756
180	Public Service Enterprise Group, Inc.	5,841

		40,597

	Total Utilities	81,288

	Total Short Positions (Proceeds $1,690,412)	$1,729,166

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2,916	E-mini S&P 500	09/21/12	$197,763	$5,140

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 121.6% (j)
	Common Stocks — 120.7%
	Consumer Discretionary — 15.0%
	Auto Components — 2.0%
3	Johnson Controls, Inc.	70
8	Lear Corp.	305
6	TRW Automotive Holdings Corp. (a)	206

		581

	Automobiles — 0.8%
12	General Motors Co. (a)	231

	Hotels, Restaurants & Leisure — 0.2%
1	Starwood Hotels & Resorts Worldwide, Inc.	56

	Household Durables — 0.5%
4	Lennar Corp., Class A	111
4	PulteGroup, Inc. (a)	45

		156

	Internet & Catalog Retail — 0.1%
1	Expedia, Inc.	42

	Media — 7.2%
13	CBS Corp. (Non-Voting), Class B	421
21	Comcast Corp., Class A	659
21	DISH Network Corp., Class A	613
4	News Corp., Class A	86
8	Time Warner, Inc.	314
1	Walt Disney Co. (The)	51

		2,144

	Multiline Retail — 1.4%
8	Macy’s, Inc.	279
2	Target Corp.	144

		423

	Specialty Retail — 2.4%
1	AutoZone, Inc. (a)	408
2	Best Buy Co., Inc.	37
2	Home Depot, Inc. (The)	123
5	Lowe’s Cos., Inc.	129

		697

	Textiles, Apparel & Luxury Goods — 0.4%
1	V.F. Corp.	116

	Total Consumer Discretionary	4,446

	Consumer Staples — 4.1%
	Food & Staples Retailing — 1.9%
9	CVS Caremark Corp.	442
5	Kroger Co. (The)	118

		560

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 1.3%
2		Archer-Daniels-Midland Co.	73
1		Campbell Soup Co.	35
1		General Mills, Inc.	36
6		Kraft Foods, Inc., Class A	241

			385

		Household Products — 0.6%
2		Energizer Holdings, Inc. (a)	153
—	(h)	Kimberly-Clark Corp.	18

			171

		Tobacco — 0.3%
1		Philip Morris International, Inc.	99

		Total Consumer Staples	1,215

		Energy — 18.0%
		Energy Equipment & Services — 0.5%
5		Halliburton Co.	136

		Oil, Gas & Consumable Fuels — 17.5%
8		Apache Corp. (m)	715
12		Chevron Corp.	1,307
2		ConocoPhillips	114
6		Denbury Resources, Inc. (a)	88
1		EQT Corp.	39
12		Exxon Mobil Corp.	1,050
3		Kinder Morgan, Inc.	103
7		Marathon Oil Corp.	168
1		Marathon Petroleum Corp.	55
10		Occidental Petroleum Corp.	879
7		Peabody Energy Corp.	166
4		Phillips 66 (a)	121
6		Southwestern Energy Co. (a)	193
3		Valero Energy Corp.	80
4		Williams Cos., Inc. (The)	129

			5,207

		Total Energy	5,343

		Financials — 31.2%
		Capital Markets — 6.5%
1		Ameriprise Financial, Inc. (m)	30
6		Goldman Sachs Group, Inc. (The)	615
18		Invesco Ltd.	400
1		Morgan Stanley	19
19		State Street Corp.	827
2		TD Ameritrade Holding Corp.	39

			1,930

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Commercial Banks — 7.2%
31		Huntington Bancshares, Inc.	197
29		Capital Bank Financial Corp., Class A (a) (e) (f) (i)	583
3		U.S. Bancorp	88
38		Wells Fargo & Co.	1,274

			2,142

		Consumer Finance — 1.3%
7		Capital One Financial Corp.	383

		Diversified Financial Services — 4.6%
69		Bank of America Corp.	566
29		Citigroup, Inc.	793

			1,359

		Insurance — 10.0%
6		ACE Ltd., (Switzerland)	467
—	(h)	Allstate Corp. (The) (m)	15
1		Axis Capital Holdings Ltd., (Bermuda)	48
6		Everest Re Group Ltd., (Bermuda)	621
5		First American Financial Corp.	83
1		Hartford Financial Services Group, Inc.	16
28		MetLife, Inc.	852
1		PartnerRe Ltd., (Bermuda)	79
16		Prudential Financial, Inc.	755
1		Travelers Cos., Inc. (The)	43

			2,979

		Real Estate Investment Trusts (REITs) — 1.6%
2		BRE Properties, Inc.	94
4		DDR Corp.	63
—	(h)	Macerich Co. (The)	29
2		Post Properties, Inc.	105
1		Simon Property Group, Inc.	187

			478

		Total Financials	9,271

		Health Care — 18.9%
		Biotechnology — 1.1%
—	(h)	Biogen Idec, Inc. (a)	41
4		Celgene Corp. (a)	247
1		Vertex Pharmaceuticals, Inc. (a)	38

			326

		Health Care Equipment & Supplies — 2.0%
11		Covidien plc, (Ireland)	584

		Health Care Providers & Services — 8.2%
1		AMERIGROUP Corp. (a)	59

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
2	Cardinal Health, Inc.	91
6	Cigna Corp.	282
7	Humana, Inc.	512
4	McKesson Corp.	390
19	UnitedHealth Group, Inc.	1,097

		2,431

	Pharmaceuticals — 7.6%
22	Merck & Co., Inc.	922
21	Mylan, Inc. (a)	445
28	Pfizer, Inc.	646
6	Valeant Pharmaceuticals International, Inc., (Canada) (a)	253

		2,266

	Total Health Care	5,607

	Industrials — 12.3%
	Aerospace & Defense — 2.8%
1	General Dynamics Corp.	39
5	Honeywell International, Inc.	262
2	Raytheon Co.	105
5	United Technologies Corp.	414

		820

	Building Products — 0.2%
4	Masco Corp.	59

	Construction & Engineering — 0.9%
5	Fluor Corp.	267

	Industrial Conglomerates — 2.3%
11	General Electric Co.	221
9	Tyco International Ltd., (Switzerland)	473

		694

	Machinery — 3.5%
1	Deere & Co.	106
2	Joy Global, Inc.	141
1	Navistar International Corp. (a)	18
12	PACCAR, Inc.	462
4	Parker Hannifin Corp.	313

		1,040

	Professional Services — 0.1%
1	Equifax, Inc.	36

	Road & Rail — 2.4%
10	CSX Corp.	231
9	Hertz Global Holdings, Inc. (a)	110
1	Norfolk Southern Corp.	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Road & Rail — Continued
3		Union Pacific Corp.	335

			728

		Trading Companies & Distributors — 0.1%
—	(h)	W.W. Grainger, Inc.	29

		Total Industrials	3,673

		Information Technology — 13.5%
		Communications Equipment — 2.2%
38		Cisco Systems, Inc.	658

		Computers & Peripherals — 2.9%
1		Apple, Inc. (a)	809
2		SanDisk Corp. (a)	56

			865

		Electronic Equipment, Instruments & Components — 0.3%
3		Avnet, Inc. (a)	96

		Internet Software & Services — 1.0%
1		Google, Inc., Class A (a)	290

		IT Services — 0.6%
5		Fidelity National Information Services, Inc.	181

		Semiconductors & Semiconductor Equipment — 3.4%
4		Altera Corp. (m)	150
3		Applied Materials, Inc.	33
9		Broadcom Corp., Class A (a)	291
1		Intel Corp.	22
4		KLA-Tencor Corp.	186
8		Lam Research Corp. (a)	300
2		Marvell Technology Group Ltd., (Bermuda)	27

			1,009

		Software — 3.1%
15		Microsoft Corp.	467
15		Oracle Corp.	437

			904

		Total Information Technology	4,003

		Materials — 2.5%
		Chemicals — 1.7%
5		E.I. du Pont de Nemours & Co.	258
1		Georgia Gulf Corp.	26
2		PPG Industries, Inc.	186
1		Westlake Chemical Corp.	33

			503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.2%
2	Crown Holdings, Inc. (a)	69

	Metals & Mining — 0.6%
21	Alcoa, Inc. (m)	184

	Total Materials	756

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.2%
2	Verizon Communications, Inc.	69

	Wireless Telecommunication Services — 0.1%
8	Sprint Nextel Corp. (a)	26

	Total Telecommunication Services	95

	Utilities — 4.9%
	Electric Utilities — 2.7%
1	FirstEnergy Corp.	46
6	NextEra Energy, Inc.	412
2	NV Energy, Inc.	43
6	OGE Energy Corp.	304

		805

	Gas Utilities — 0.4%
3	Atmos Energy Corp.	107

	Independent Power Producers & Energy Traders — 0.2%
3	Calpine Corp. (a)	51

	Multi-Utilities — 1.2%
6	PG&E Corp.	254
2	Sempra Energy	105

		359

	Water Utilities — 0.4%
4	American Water Works Co., Inc. (m)	134

	Total Utilities	1,456

	Total Common Stocks (Cost $30,334)	35,865

Short-Term Investment — 0.9%
	Investment Company — 0.9%
257	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $257)	257

	Total Investments — 121.6% (Cost $30,591)	36,122
	Liabilities in Excess of Other Assets — (21.6)%	(6,418)

	NET ASSETS — 100.0%	$29,704

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — 21.4%
		Common Stocks — 21.4%
		Consumer Discretionary — 2.5%
		Auto Components — 0.2%
2		Gentex Corp.	40

		Automobiles — 0.2%
7		Ford Motor Co.	63

		Hotels, Restaurants & Leisure — 0.7%
1		Hyatt Hotels Corp., Class A (a)	51
1		McDonald’s Corp.	72
1		Starbucks Corp.	74

			197

		Household Durables — 0.2%
—	(h)	NVR, Inc. (a)	68

		Internet & Catalog Retail — 0.6%
—	(h)	Amazon.com, Inc. (a)	82
1		Netflix, Inc. (a)	91

			173

		Multiline Retail — 0.3%
4		J.C. Penney Co., Inc.	95

		Textiles, Apparel & Luxury Goods — 0.3%
1		Under Armour, Inc., Class A (a)	98

		Total Consumer Discretionary	734

		Consumer Staples — 1.7%
		Food & Staples Retailing — 0.2%
1		Walgreen Co.	44

		Food Products — 0.9%
3		H.J. Heinz Co.	145
1		Kellogg Co.	59
1		Mead Johnson Nutrition Co.	75

			279

		Household Products — 0.6%
1		Clorox Co. (The)	58
1		Colgate-Palmolive Co.	125

			183

		Total Consumer Staples	506

		Energy — 1.2%
		Energy Equipment & Services — 0.3%
2		Tenaris S.A., (Luxembourg), ADR	71

		Oil, Gas & Consumable Fuels — 0.9%
2		CONSOL Energy, Inc.	55
2		Range Resources Corp.	104
2		Spectra Energy Corp.	67

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
2		Tesoro Corp. (a)	45

			271

		Total Energy	342

		Financials — 4.1%
		Insurance — 2.0%
2		Aon plc, (United Kingdom)	95
1		Chubb Corp. (The)	79
4		Fidelity National Financial, Inc., Class A	77
—	(h)	Markel Corp. (a)	103
2		Marsh & McLennan Cos., Inc.	49
5		Progressive Corp. (The)	100
2		W.R. Berkley Corp.	90

			593

		Real Estate Investment Trusts (REITs) — 1.9%
2		Digital Realty Trust, Inc.	122
5		Equity One, Inc.	100
1		Taubman Centers, Inc.	86
3		Washington Real Estate Investment Trust	89
6		Weingarten Realty Investors	155

			552

		Thrifts & Mortgage Finance — 0.2%
3		BankUnited, Inc.	71

		Total Financials	1,216

		Health Care — 2.9%
		Biotechnology — 0.2%
1		Amgen, Inc.	66

		Health Care Equipment & Supplies — 1.1%
2		Medtronic, Inc.	90
2		Stryker Corp.	127
2		Zimmer Holdings, Inc.	104

			321

		Health Care Providers & Services — 0.3%
3		Coventry Health Care, Inc.	101

		Pharmaceuticals — 1.3%
3		Bristol-Myers Squibb Co.	90
4		Eli Lilly & Co.	160
2		Forest Laboratories, Inc. (a)	57
2		Hospira, Inc. (a)	72

			379

		Total Health Care	867

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Industrials — 2.6%
		Aerospace & Defense — 1.2%
2		Boeing Co. (The)	120
2		Lockheed Martin Corp.	158
1		Northrop Grumman Corp.	85

			363

		Air Freight & Logistics — 0.4%
—	(h)	FedEx Corp.	29
1		United Parcel Service, Inc., Class B	105

			134

		Electrical Equipment — 0.6%
3		Rockwell Automation, Inc.	170

		Machinery — 0.2%
1		Caterpillar, Inc.	57

		Road & Rail — 0.2%
3		Heartland Express, Inc.	47

		Total Industrials	771

		Information Technology — 2.4%
		IT Services — 0.5%
2		Automatic Data Processing, Inc.	90
3		Total System Services, Inc.	73

			163

		Semiconductors & Semiconductor Equipment — 1.3%
1		ASML Holding N.V., (Netherlands), ADR	30
4		Cypress Semiconductor Corp. (a)	56
5		Linear Technology Corp.	157
2		Microchip Technology, Inc.	63
7		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (a)	92

			398

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 0.6%
4	Electronic Arts, Inc. (a)	47
1	Salesforce.com, Inc. (a)	116

		163

	Total Information Technology	724

	Materials — 2.2%
	Chemicals — 1.4%
1	Dow Chemical Co. (The)	47
1	Ecolab, Inc.	76
6	OM Group, Inc. (a)	109
2	Praxair, Inc.	201

		433

	Metals & Mining — 0.8%
4	Cliffs Natural Resources, Inc.	182
2	Vale S.A., (Brazil), ADR	49

		231

	Total Materials	664

	Utilities — 1.8%
	Electric Utilities — 0.5%
3	Southern Co. (The)	142

	Multi-Utilities — 0.9%
2	Consolidated Edison, Inc.	130
2	Public Service Enterprise Group, Inc.	59
3	Vectren Corp.	80

		269

	Water Utilities — 0.4%
6	Aqua America, Inc.	138

	Total Utilities	549

	Total Short Positions (Proceeds $6,546)	$6,373

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 133.0% (j)
		Common Stocks — 131.6%
		Consumer Discretionary — 18.3%
		Auto Components — 1.3%
—	(h)	BorgWarner, Inc. (a)	11
4		Johnson Controls, Inc.	119
—	(h)	Lear Corp.	11
—	(h)	TRW Automotive Holdings Corp. (a)	15

			156

		Automobiles — 0.6%
3		General Motors Co. (a)	68

		Diversified Consumer Services — 0.1%
—	(h)	ITT Educational Services, Inc. (a)	6

		Hotels, Restaurants & Leisure — 1.1%
2		Carnival Corp.	60
—	(h)	McDonald’s Corp.	30
1		Yum! Brands, Inc.	43

			133

		Household Durables — 1.0%
3		D.R. Horton, Inc.	48
1		Lennar Corp., Class A	23
—	(h)	NVR, Inc. (a)	8
2		PulteGroup, Inc. (a)	24
—	(h)	Ryland Group, Inc. (The)	12

			115

		Internet & Catalog Retail — 1.9%
1		Amazon.com, Inc. (a)	187
1		Expedia, Inc.	33

			220

		Media — 6.8%
9		CBS Corp. (Non-Voting), Class B	288
5		Comcast Corp., Class A	153
—	(h)	DIRECTV, Class A (a)	12
—	(h)	Discovery Communications, Inc., Class A (a)	24
—	(h)	DISH Network Corp., Class A	14
8		Time Warner, Inc.	306

			797

		Multiline Retail — 0.7%
—	(h)	Kohl’s Corp.	3
—	(h)	Macy’s, Inc.	16
1		Target Corp.	69

			88

		Specialty Retail — 2.8%
—	(h)	AutoZone, Inc. (a)	77

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — Continued
3		Home Depot, Inc. (The)	151
4		Lowe’s Cos., Inc.	104
—	(h)	TJX Cos., Inc.	3

			335

		Textiles, Apparel & Luxury Goods — 2.0%
1		Coach, Inc.	63
—	(h)	Lululemon Athletica, Inc., (Canada) (a)	20
1		NIKE, Inc., Class B	51
1		V.F. Corp.	99

			233

		Total Consumer Discretionary	2,151

		Consumer Staples — 13.2%
		Beverages — 3.7%
3		Coca-Cola Co. (The)	216
3		Coca-Cola Enterprises, Inc.	85
2		Dr. Pepper Snapple Group, Inc.	79
1		PepsiCo, Inc.	56

			436

		Food & Staples Retailing — 0.5%
1		Kroger Co. (The)	26
1		Walgreen Co.	16
—	(h)	Wal-Mart Stores, Inc.	11

			53

		Food Products — 4.7%
3		Archer-Daniels-Midland Co.	86
3		Campbell Soup Co.	114
2		ConAgra Foods, Inc.	52
2		General Mills, Inc.	62
6		Kraft Foods, Inc., Class A	237

			551

		Household Products — 2.3%
—	(h)	Colgate-Palmolive Co.	51
4		Procter & Gamble Co. (The)	223

			274

		Tobacco — 2.0%
3		Philip Morris International, Inc.	236

		Total Consumer Staples	1,550

		Energy — 11.6%
		Energy Equipment & Services — 2.6%
2		Baker Hughes, Inc.	62
1		Ensco plc, (United Kingdom), Class A	28
2		Halliburton Co.	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	29

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Energy Equipment & Services — Continued
—	(h)	National Oilwell Varco, Inc.	22
2		Schlumberger Ltd.	146

			303

		Oil, Gas & Consumable Fuels — 9.0%
1		Anadarko Petroleum Corp.	60
—	(h)	Apache Corp.	18
—	(h)	Chesapeake Energy Corp.	6
2		Chevron Corp.	242
1		ConocoPhillips	51
1		EOG Resources, Inc.	63
1		EQT Corp.	39
2		Exxon Mobil Corp.	144
1		Kinder Morgan, Inc.	34
—	(h)	Marathon Oil Corp.	6
1		Marathon Petroleum Corp.	26
2		Occidental Petroleum Corp.	171
—	(h)	Peabody Energy Corp.	10
1		Pioneer Natural Resources Co.	44
1		Range Resources Corp.	54
1		Southwestern Energy Co. (a)	40
2		Valero Energy Corp.	55

			1,063

		Total Energy	1,366

		Financials — 21.9%
		Capital Markets — 2.5%
—	(h)	Ameriprise Financial, Inc.	23
1		Goldman Sachs Group, Inc. (The)	87
2		Invesco Ltd.	49
4		Morgan Stanley	52
1		State Street Corp.	61
1		TD Ameritrade Holding Corp.	21

			293

		Commercial Banks — 3.2%
—	(h)	Comerica, Inc.	8
1		Regions Financial Corp.	9
2		SunTrust Banks, Inc.	54
—	(h)	SVB Financial Group (a)	17
8		Wells Fargo & Co.	279
1		Zions Bancorp	12

			379

		Consumer Finance — 1.2%
1		American Express Co.	69
1		Capital One Financial Corp.	69

			138

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 2.6%
14		Bank of America Corp.	113
4		Citigroup, Inc.	120
—	(h)	CME Group, Inc.	34
—	(h)	IntercontinentalExchange, Inc. (a)	38

			305

		Insurance — 5.8%
2		ACE Ltd., (Switzerland)	147
—	(h)	Aflac, Inc.	10
—	(h)	Allstate Corp. (The)	14
1		Axis Capital Holdings Ltd., (Bermuda)	44
1		Berkshire Hathaway, Inc., Class B (a)	102
1		Everest Re Group Ltd., (Bermuda)	90
1		First American Financial Corp.	15
1		Hartford Financial Services Group, Inc.	15
4		MetLife, Inc.	128
2		Prudential Financial, Inc.	83
1		XL Group plc, (Ireland)	27

			675

		Real Estate Investment Trusts (REITs) — 6.6%
1		Alexandria Real Estate Equities, Inc.	36
—	(h)	Apartment Investment & Management Co., Class A	11
1		Associated Estates Realty Corp.	10
—	(h)	AvalonBay Communities, Inc.	51
2		CubeSmart	22
3		DDR Corp.	50
4		Education Realty Trust, Inc.	46
2		General Growth Properties, Inc.	37
3		Glimcher Realty Trust	30
1		Host Hotels & Resorts, Inc.	12
1		Liberty Property Trust	48
1		Macerich Co. (The)	44
1		Pebblebrook Hotel Trust	30
1		Post Properties, Inc.	54
1		Prologis, Inc.	46
—	(h)	Public Storage	32
2		Senior Housing Properties Trust	48
1		Simon Property Group, Inc.	96
—	(h)	SL Green Realty Corp.	18
1		Ventas, Inc.	52

			773

		Total Financials	2,563

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Health Care — 14.7%
		Biotechnology — 2.8%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	7
1		Biogen Idec, Inc. (a)	150
2		Celgene Corp. (a)	127
1		Dendreon Corp. (a)	4
1		Vertex Pharmaceuticals, Inc. (a)	39

			327

		Health Care Equipment & Supplies — 2.0%
—	(h)	C.R. Bard, Inc.	2
2		CareFusion Corp. (a)	57
3		Covidien plc, (Ireland)	177

			236

		Health Care Providers & Services — 2.9%
—	(h)	AMERIGROUP Corp. (a)	13
—	(h)	Express Scripts Holding Co. (a)	26
1		Humana, Inc.	77
1		McKesson Corp.	53
3		UnitedHealth Group, Inc.	174

			343

		Pharmaceuticals — 7.0%
1		Abbott Laboratories	90
1		Allergan, Inc.	67
1		Johnson & Johnson	92
8		Merck & Co., Inc.	325
3		Mylan, Inc. (a)	54
8		Pfizer, Inc.	180
—	(h)	Teva Pharmaceutical Industries Ltd., (Israel), ADR	10

			818

		Total Health Care	1,724

		Industrials — 14.9%
		Aerospace & Defense — 2.6%
1		Honeywell International, Inc.	37
—	(h)	Huntington Ingalls Industries, Inc. (a)	—	(h)
—	(h)	Rockwell Collins, Inc.	2
3		United Technologies Corp.	263

			302

		Air Freight & Logistics — 0.2%
—	(h)	United Parcel Service, Inc., Class B	18

		Building Products — 0.3%
3		Masco Corp.	39

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Services & Supplies — 0.1%
1		Republic Services, Inc.	14

		Construction & Engineering — 0.9%
2		Fluor Corp.	104

		Electrical Equipment — 1.3%
3		Emerson Electric Co.	155

		Industrial Conglomerates — 3.4%
1		3M Co.	67
7		General Electric Co.	149
4		Tyco International Ltd., (Switzerland)	186

			402

		Machinery — 1.8%
—	(h)	Cummins, Inc.	11
4		PACCAR, Inc.	161
1		SPX Corp.	34

			206

		Professional Services — 0.0% (g)
—	(h)	Equifax, Inc.	5

		Road & Rail — 3.9%
8		CSX Corp.	181
1		Norfolk Southern Corp.	105
1		Union Pacific Corp.	166

			452

		Trading Companies & Distributors — 0.4%
—	(h)	W.W. Grainger, Inc.	46

		Total Industrials	1,743

		Information Technology — 23.4%
		Communications Equipment — 2.8%
10		Cisco Systems, Inc.	174
2		Juniper Networks, Inc. (a)	25
2		QUALCOMM, Inc.	123

			322

		Computers & Peripherals — 5.9%
1		Apple, Inc. (a)	660
—	(h)	Hewlett-Packard Co.	9
1		NetApp, Inc. (a)	23

			692

		Electronic Equipment, Instruments & Components — 0.4%
1		Corning, Inc.	19
1		TE Connectivity Ltd., (Switzerland)	30

			49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	31

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Internet Software & Services — 1.9%
2		eBay, Inc. (a)	83
—	(h)	Google, Inc., Class A (a)	125
—	(h)	LinkedIn Corp., Class A (a)	8
1		Yahoo!, Inc. (a)	11

			227

		IT Services — 2.3%
1		Accenture plc, (Ireland), Class A	40
1		Cognizant Technology Solutions Corp., Class A (a)	66
1		Fidelity National Information Services, Inc.	19
1		Genpact Ltd., (Bermuda) (a)	19
—	(h)	International Business Machines Corp.	43
—	(h)	MasterCard, Inc., Class A	83

			270

		Semiconductors & Semiconductor Equipment — 5.3%
5		Altera Corp.	178
—	(h)	Analog Devices, Inc.	13
—	(h)	Avago Technologies Ltd., (Singapore)	10
3		Broadcom Corp., Class A (a)	96
2		Freescale Semiconductor Ltd. (a)	24
4		Lam Research Corp. (a)	156
1		LSI Corp. (a)	8
1		Marvell Technology Group Ltd., (Bermuda)	17
2		Micron Technology, Inc. (a)	15
1		ON Semiconductor Corp. (a)	10
2		Texas Instruments, Inc.	65
1		Xilinx, Inc.	26

			618

		Software — 4.8%
1		Adobe Systems, Inc. (a)	33
1		Citrix Systems, Inc. (a)	46
9		Microsoft Corp.	290
6		Oracle Corp.	174
—	(h)	VMware, Inc., Class A (a)	21

			564

		Total Information Technology	2,742

		Materials — 6.2%
		Chemicals — 4.0%
3		Air Products & Chemicals, Inc.	220
4		E.I. du Pont de Nemours & Co.	195
1		Georgia Gulf Corp.	33
—	(h)	Monsanto Co.	29

			477

SHARES		SECURITY DESCRIPTION	VALUE($)

		Containers & Packaging — 0.5%
1		Crown Holdings, Inc. (a)	39
1		Sealed Air Corp.	19

			58

		Metals & Mining — 1.7%
12		Alcoa, Inc.	102
2		Freeport-McMoRan Copper & Gold, Inc.	65
—	(h)	Newmont Mining Corp.	7
1		United States Steel Corp.	14
—	(h)	Walter Energy, Inc.	8

			196

		Total Materials	731

		Telecommunication Services — 2.6%
		Diversified Telecommunication Services — 2.2%
2		AT&T, Inc.	87
4		Verizon Communications, Inc.	174

			261

		Wireless Telecommunication Services — 0.4%
15		Sprint Nextel Corp. (a)	48

		Total Telecommunication Services	309

		Utilities — 4.8%
		Electric Utilities — 2.4%
—	(h)	Exelon Corp.	15
2		FirstEnergy Corp.	78
1		NextEra Energy, Inc.	80
6		NV Energy, Inc.	112

			285

		Gas Utilities — 0.1%
—	(h)	AGL Resources, Inc.	10

		Independent Power Producers & Energy Traders — 0.1%
1		Calpine Corp. (a)	11
—	(h)	NRG Energy, Inc. (a)	3

			14

		Multi-Utilities — 2.2%
3		PG&E Corp.	134
2		Sempra Energy	121

			255

		Total Utilities	564

		Total Common Stocks (Cost $14,117)	15,443

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short-Term Investments — 1.4%
		Investment Company — 1.2%
136		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $136)	136

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
25		U.S. Treasury Bill, 0.173%, 05/30/13 (k) (n) (Cost $25)	25

		Total Short-Term Investments (Cost $161)	161

		Total Investments — 133.0% (Cost $14,278)	15,604
		Liabilities in Excess of Other Assets — (33.0)%	(3,873)

		NET ASSETS — 100.0%	$11,731

Short Positions — 33.7%
		Common Stocks — 33.7%
		Consumer Discretionary — 4.7%
		Auto Components — 0.2%
—	(h)	Autoliv, Inc., (Sweden)	15
1		Gentex Corp.	11

			26

		Automobiles — 0.2%
2		Ford Motor Co.	21

		Hotels, Restaurants & Leisure — 0.5%
1		Choice Hotels International, Inc.	52

		Household Durables — 0.4%
—	(h)	Harman International Industries, Inc.	17
1		Toll Brothers, Inc. (a)	29

			46

		Media — 3.4%
3		Gannett Co., Inc.	39
—	(h)	New York Times Co. (The), Class A (a)	3
5		News Corp., Class B	102
2		Omnicom Group, Inc.	100
1		Scripps Networks Interactive, Inc., Class A	46
—	(h)	Viacom, Inc., Class B	22
—	(h)	Walt Disney Co. (The)	14
—	(h)	Washington Post Co. (The), Class B	71

			397

		Multiline Retail — 0.0% (g)
—	(h)	J.C. Penney Co., Inc.	5

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — 0.0% (g)
—	(h)	O’Reilly Automotive, Inc. (a)	5

		Total Consumer Discretionary	552

		Consumer Staples — 3.5%
		Food Products — 2.0%
1		H.J. Heinz Co.	34
2		Hershey Co. (The)	152
1		Mead Johnson Nutrition Co.	42

			228

		Household Products — 0.7%
1		Church & Dwight Co., Inc.	81

		Personal Products — 0.2%
—	(h)	Estee Lauder Cos., Inc. (The), Class A	23

		Tobacco — 0.6%
2		Altria Group, Inc.	66
—	(h)	Lorillard, Inc.	7

			73

		Total Consumer Staples	405

		Energy — 1.3%
		Energy Equipment & Services — 0.3%
—	(h)	Diamond Offshore Drilling, Inc.	20
1		Tenaris S.A., (Luxembourg), ADR	20

			40

		Oil, Gas & Consumable Fuels — 1.0%
1		CONSOL Energy, Inc.	16
1		Encana Corp., (Canada)	24
—	(h)	Newfield Exploration Co. (a)	8
—	(h)	Spectra Energy Corp.	12
1		Tesoro Corp. (a)	28
1		TransCanada Corp., (Canada)	23

			111

		Total Energy	151

		Financials — 8.3%
		Capital Markets — 0.3%
—	(h)	Federated Investors, Inc., Class B	4
—	(h)	Franklin Resources, Inc.	17
—	(h)	Northern Trust Corp.	10

			31

		Commercial Banks — 0.9%
—	(h)	Bank of Hawaii Corp.	21
—	(h)	BB&T Corp.	12
—	(h)	Cullen/Frost Bankers, Inc.	22
1		UMB Financial Corp.	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	33

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Commercial Banks — Continued
2		Valley National Bancorp	18

			105

		Insurance — 2.9%
1		American International Group, Inc. (a)	22
1		Aon plc, (United Kingdom)	54
—	(h)	Arch Capital Group Ltd., (Bermuda) (a)	18
—	(h)	Assurant, Inc.	10
—	(h)	Chubb Corp. (The)	30
1		Fidelity National Financial, Inc., Class A	13
—	(h)	Lincoln National Corp.	10
—	(h)	Principal Financial Group, Inc.	13
2		Progressive Corp. (The)	37
—	(h)	RenaissanceRe Holdings Ltd., (Bermuda)	14
1		Torchmark Corp.	49
—	(h)	Travelers Cos., Inc. (The)	13
2		W.R. Berkley Corp.	60

			343

		Real Estate Investment Trusts (REITs) — 4.2%
—	(h)	American Campus Communities, Inc.	17
1		BioMed Realty Trust, Inc.	18
1		Douglas Emmett, Inc.	24
1		EastGroup Properties, Inc.	27
2		Equity One, Inc.	50
1		Extra Space Storage, Inc.	15
1		Federal Realty Investment Trust	99
1		Health Care REIT, Inc.	30
1		Realty Income Corp.	26
4		Strategic Hotels & Resorts, Inc. (a)	24
1		Taubman Centers, Inc.	46
2		Washington Real Estate Investment Trust	49
3		Weingarten Realty Investors	67

			492

		Total Financials	971

		Health Care — 2.6%
		Health Care Equipment & Supplies — 1.3%
—	(h)	Edwards Lifesciences Corp. (a)	15
—	(h)	Medtronic, Inc.	17
1		Stryker Corp.	45
—	(h)	Varian Medical Systems, Inc. (a)	24
1		Zimmer Holdings, Inc.	55

			156

		Health Care Providers & Services — 0.2%
1		Coventry Health Care, Inc.	24

SHARES		SECURITY DESCRIPTION	VALUE($)

		Life Sciences Tools & Services — 0.0% (g)
—	(h)	Agilent Technologies, Inc.	5

		Pharmaceuticals — 1.1%
1		Eli Lilly & Co.	55
1		Forest Laboratories, Inc. (a)	25
1		Hospira, Inc. (a)	31
1		Warner Chilcott plc, (Ireland), Class A (a)	13

			124

		Total Health Care	309

		Industrials — 4.2%
		Aerospace & Defense — 1.4%
1		Boeing Co. (The)	38
1		Lockheed Martin Corp.	99
1		Raytheon Co.	32

			169

		Air Freight & Logistics — 0.3%
—	(h)	FedEx Corp.	31

		Electrical Equipment — 0.4%
1		Rockwell Automation, Inc.	42

		Industrial Conglomerates — 0.2%
1		Danaher Corp.	29

		Machinery — 0.8%
—	(h)	Caterpillar, Inc.	8
1		Dover Corp.	37
1		Illinois Tool Works, Inc.	39
—	(h)	Parker Hannifin Corp.	11

			95

		Road & Rail — 1.0%
4		Heartland Express, Inc.	52
2		Knight Transportation, Inc.	29
2		Werner Enterprises, Inc.	38

			119

		Trading Companies & Distributors — 0.1%
—	(h)	Fastenal Co.	12

		Total Industrials	497

		Information Technology — 4.4%
		Communications Equipment — 0.2%
1		JDS Uniphase Corp. (a)	9
—	(h)	Motorola Solutions, Inc.	13

			22

		Internet Software & Services — 0.2%
1		AOL, Inc. (a)	19

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		IT Services — 0.2%
1		SAIC, Inc.	11
1		Total System Services, Inc.	12

			23

		Semiconductors & Semiconductor Equipment — 3.5%
3		Advanced Micro Devices, Inc. (a)	17
2		Cypress Semiconductor Corp. (a)	25
2		Intel Corp.	54
2		KLA-Tencor Corp.	81
4		Microchip Technology, Inc.	116
1		NVIDIA Corp. (a)	8
8		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (a)	109

			410

		Software — 0.3%
3		Electronic Arts, Inc. (a)	42

		Total Information Technology	516

		Materials — 3.6%
		Chemicals — 1.9%
—	(h)	Cabot Corp.	18
1		Dow Chemical Co. (The)	25
1		OM Group, Inc. (a)	26
1		Praxair, Inc.	131
1		Valspar Corp.	29

			229

SHARES		SECURITY DESCRIPTION	VALUE($)

		Metals & Mining — 1.7%
1		AK Steel Holding Corp.	3
2		Cliffs Natural Resources, Inc.	86
2		Nucor Corp.	71
2		Vale S.A., (Brazil), ADR	38

			198

		Total Materials	427

		Utilities — 1.1%
		Electric Utilities — 0.3%
—	(h)	Entergy Corp.	14
—	(h)	Southern Co. (The)	17

			31

		Gas Utilities — 0.1%
—	(h)	National Fuel Gas Co.	16

		Multi-Utilities — 0.7%
1		Consolidated Edison, Inc.	35
1		Wisconsin Energy Corp.	41

			76

		Total Utilities	123

		Total Short Positions (Proceeds $3,718)	$3,951

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	09/21/12	$136	$4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	35

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF June 30, 2012

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
U.S. Large Cap Value Plus Fund	$583	1.6%

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$185,330		$8,033,780	$35,865		$15,468
Investments in affiliates, at value	2,232		225,710	257		136

Total investment securities, at value	187,562		8,259,490	36,122		15,604
Deposits at broker for futures contracts	—		8,827	—		—
Receivables:
Investment securities sold	10,818		145,334	1,027		120
Fund shares sold	118		2,617	—	(a)	—
Interest and dividends from non-affiliates	246		12,261	46		25
Dividends from affiliates	—	(a)	23	—	(a)	—	(a)
Variation margin on futures contracts	—		4,305	—		3
Due from Advisor	—		—	1		25

Total Assets	198,744		8,432,857	37,196		15,777

LIABILITIES:
Payables:
Securities sold short, at value	24,839		1,729,166	6,373		3,951
Dividend expense to non-affiliates on securities sold short	23		2,113	5		7
Investment securities purchased	11,161		69,982	1,043		47
Interest expense to non-affiliates on securities sold short	18		934	2		—
Fund shares redeemed	54		17,774	4		—
Accrued liabilities:
Investment advisory fees	125		4,610	—		—
Shareholder servicing fees	—		1,037	5		2
Distribution fees	9		251	1		—	(a)
Custodian and accounting fees	6		57	12		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)	—	(a)
Other	77		655	47		34

Total Liabilities	36,312		1,826,579	7,492		4,046

Net Assets	$162,432		$6,606,278	$29,704		$11,731

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$138,018	$5,547,624	$20,925	$10,589
Accumulated undistributed (distributions in excess of) net investment income	1,294	18,265	321	72
Accumulated net realized gains (losses)	(772)	(255,893)	2,754	(27)
Net unrealized appreciation (depreciation)	23,892	1,296,282	5,704	1,097

Total Net Assets	$162,432	$6,606,278	$29,704	$11,731

Net Assets:
Class A	$41,459	$642,076	$1,739	$146
Class C	492	200,604	904	78
Class R2	—	1,993	—	56
Class R5	—	135,934	23	57
Class R6	—	—	—	50
Select Class	120,481	5,625,671	27,038	11,344

Total	$162,432	$6,606,278	$29,704	$11,731

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,080	30,141	180	9
Class C	38	9,575	95	5
Class R2	—	94	—	3
Class R5	—	6,319	2	3
Class R6	—	—	—	3
Select Class	8,893	262,334	2,774	682

Net Asset Value (b):
Class A — Redemption price per share	$13.46	$21.30	$9.68	$16.59
Class C — Offering price per share (c)	13.10	20.95	9.56	16.45
Class R2 — Offering and redemption price per share	—	21.13	—	16.54
Class R5 — Offering and redemption price per share	—	21.51	9.72	16.68
Class R6 — Offering and redemption price per share	—	—	—	16.69
Select Class — Offering and redemption price per share	13.55	21.44	9.75	16.64
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.21	$22.48	$10.22	$17.51

Cost of investments in non-affiliates	$162,015	$6,703,884	$30,334	$14,142
Cost of investments in affiliates	2,232	225,710	257	136
Proceeds received from securities sold short	25,416	1,690,412	6,546	3,718

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	$—	$—	(a)
Dividend income from non-affiliates	3,759		174,334	1,068	300
Dividend income from affiliates	4		184	— (a)	—	(a)

Total investment income	3,763		174,518	1,068	300

EXPENSES:
Investment advisory fees	1,899		67,805	452	110
Administration fees	133		5,950	40	10
Distribution fees:
Class A	95		1,691	7	—	(a)
Class C	3		1,563	7	1
Class R2	—		9	—	—	(a)
Shareholder servicing fees:
Class A	95		1,691	7	—	(a)
Class C	1		521	2	—	(a)
Class R2	—		4	—	—	(a)
Class R5	—		30	— (a)	—	(a)
Select Class	284		14,584	104	27
Custodian and accounting fees	38		463	68	25
Interest expense to affiliates	—	(a)	3	5	—
Professional fees	59		123	55	45
Trustees’ and Chief Compliance Officer’s fees	1		64	1	—	(a)
Printing and mailing costs	8		5	1	11
Registration and filing fees	24		79	37	86
Transfer agent fees	139		2,177	14	10
Other	9		52	2	3
Dividend expense to non-affiliates on securities sold short	603		39,453	181	97
Interest expense to non-affiliates on securities sold short	172		10,145	37	22

Total expenses	3,563		146,412	1,020	447

Less amounts waived	(950)		(16,013)	(332)	(108)
Less earnings credits	—		— (a)	—	—
Less expense reimbursements	—		—	(1)	(110)

Net expenses	2,613		130,399	687	229

Net investment income (loss)	1,150		44,119	381	71

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,364		271,807	4,455	141
Futures	—		(19,561)	—	16
Securities sold short	303		(91,734)	(333)	(120)

Net realized gain (loss)	2,667		160,512	4,122	37

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	595		(257,895)	(8,584)	16
Futures	—		3,694	—	2
Securities sold short	1,104		67,959	959	107

Change in net unrealized appreciation (depreciation)	1,699		(186,242)	(7,625)	125

Net realized/unrealized gains (losses)	4,366		(25,730)	(3,503)	162

Change in net assets resulting from operations	$5,516		$18,389	$(3,122)	$233

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,150	$818	$44,119	$29,520
Net realized gain (loss)	2,667	25,371	160,512	359,842
Change in net unrealized appreciation (depreciation)	1,699	30,268	(186,242)	1,073,918

Change in net assets resulting from operations	5,516	56,457	18,389	1,463,280

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(87)	(131)	(2,510)	(1,559)
From net realized gains	(4,686)	—	—	—
Class C
From net realized gains	(59)	—	—	—
Class R2
From net investment income	—	—	(5)	(2)
Class R5
From net investment income	—	—	(458)	(75)
Select Class
From net investment income	(411)	(1,178)	(36,514)	(24,557)
From net realized gains	(14,454)	—	—	—

Total distributions to shareholders	(19,697)	(1,309)	(39,487)	(26,193)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	12,774	(96,950)	(812,605)	754,417

NET ASSETS:
Change in net assets	(1,407)	(41,802)	(833,703)	2,191,504
Beginning of period	163,839	205,641	7,439,981	5,248,477

End of period	$162,432	$163,839	$6,606,278	$7,439,981

Accumulated undistributed (distributions in excess of) net investment income	$1,294	$494	$18,265	$13,358

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$381	$928	$71	$46
Net realized gain (loss)	4,122	12,028	37	240
Change in net unrealized appreciation (depreciation)	(7,625)	15,770	125	2,219

Change in net assets resulting from operations	(3,122)	28,726	233	2,505

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26)	(30)	— (a)	—	(a)
From net realized gains	(592)	(88)	(1)	—
Class C
From net investment income	(3)	(13)	—	—
From net realized gains	(175)	(31)	(1)	—
Class R2
From net investment income	—	—	—	—	(a)
From net realized gains	—	—	(1)	—
Class R5
From net investment income	— (a)	(1)	— (a)	—	(a)
From net realized gains	(4)	(2)	(1)	—
Class R6 (b)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(1)	—
Select Class
From net investment income	(281)	(1,493)	(20)	(40)
From net realized gains	(7,643)	(4,343)	(202)	—

Total distributions to shareholders	(8,724)	(6,001)	(227)	(40)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,127)	(183,999)	441	98

NET ASSETS:
Change in net assets	(35,973)	(161,274)	447	2,563
Beginning of period	65,677	226,951	11,284	8,721

End of period	$29,704	$65,677	$11,731	$11,284

Accumulated undistributed (distributions in excess of) net investment income	$321	$232	$72	$20

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 31, 2011 for U.S. Research Equity Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,458	$25,694	$177,490	$434,915
Dividends and distributions reinvested	4,760	130	2,350	1,427
Cost of shares redeemed	(13,990)	(16,921)	(295,231)	(228,722)

Change in net assets from Class A capital transactions	$5,228	$8,903	$(115,391)	$207,620

Class C
Proceeds from shares issued	$168	$92	$23,352	$95,164
Dividends and distributions reinvested	58	—	—	—
Cost of shares redeemed	(142)	(1,403)	(50,106)	(43,201)

Change in net assets from Class C capital transactions	$84	$(1,311)	$(26,754)	$51,963

Class R2
Proceeds from shares issued	$—	$—	$1,443	$1,428
Dividends and distributions reinvested	—	—	2	1
Cost of shares redeemed	—	—	(826)	(584)

Change in net assets from Class R2 capital transactions	$—	$—	$619	$845

Class R5
Proceeds from shares issued	$—	$—	$107,055	$33,157
Dividends and distributions reinvested	—	—	417	75
Cost of shares redeemed	—	—	(14,083)	(3,045)

Change in net assets from Class R5 capital transactions	$—	$—	$93,389	$30,187

Select Class
Proceeds from shares issued	$19,619	$84,962	$535,882	$1,276,692
Dividends and distributions reinvested	14,363	18	18,821	10,940
Cost of shares redeemed	(26,520)	(189,522)	(1,319,171)	(823,830)

Change in net assets from Select Class capital transactions	$7,462	$(104,542)	$(764,468)	$463,802

Total change in net assets from capital transactions	$12,774	$(96,950)	$(812,605)	$754,417

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,066	1,817	8,732	21,622
Reinvested	402	9	121	70
Redeemed	(1,045)	(1,183)	(14,534)	(11,521)

Change in Class A Shares	423	643	(5,681)	10,171

Class C
Issued	13	6	1,181	4,750
Reinvested	5	—	—	—
Redeemed	(11)	(104)	(2,513)	(2,206)

Change in Class C Shares	7	(98)	(1,332)	2,544

Class R2
Issued	—	—	70	72
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(39)	(28)

Change in Class R2 Shares	—	—	31	44

Class R5
Issued	—	—	5,027	1,542
Reinvested	—	—	21	4
Redeemed	—	—	(684)	(146)

Change in Class R5 Shares	—	—	4,364	1,400

Select Class
Issued	1,453	6,287	25,894	62,366
Reinvested	1,204	1	962	536
Redeemed	(1,950)	(13,266)	(63,896)	(41,233)

Change in Select Class Shares	707	(6,978)	(37,040)	21,669

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,482	$1,402	$83	$17
Dividends and distributions reinvested	599	107	1	—	(a)
Cost of shares redeemed	(3,066)	(558)	(3)	(10)

Change in net assets from Class A capital transactions	$15	$951	$81	$7

Class C
Proceeds from shares issued	$403	$749	$23	$—
Dividends and distributions reinvested	154	32	1	—
Cost of shares redeemed	(423)	(149)	—	—

Change in net assets from Class C capital transactions	$134	$632	$24	$—

Class R2
Dividends and distributions reinvested	$—	$—	$1	$—	(a)

Change in net assets from Class R2 capital transactions	$—	$—	$1	$—	(a)

Class R5
Proceeds from shares issued	$— (a)	$—	$—	$—
Dividends and distributions reinvested	4	2	1	—	(a)
Cost of shares redeemed	— (a)	—	—	—

Change in net assets from Class R5 capital transactions	$4	$2	$1	$—	(a)

Class R6 (b)
Proceeds from shares issued	$—	$—	$—	$50
Dividends and distributions reinvested	—	—	1	—

Change in net assets from Class R6 capital transactions	$—	$—	$1	$50

Select Class
Proceeds from shares issued	$15,029	$28,961	$113	$52
Dividends and distributions reinvested	389	255	221	40
Cost of shares redeemed	(39,698)	(214,800)	(1)	(51)

Change in net assets from Select Class capital transactions	$(24,280)	$(185,584)	$333	$41

Total change in net assets from capital transactions	$(24,127)	$(183,999)	$441	$98

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund			U.S. Research Equity Plus Fund
	Year Ended 6/30/2012		Year Ended 6/30/2011	Year Ended 6/30/2012		Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	239		115	5		1
Reinvested	68		9	—	(a)	—	(a)
Redeemed	(301)		(45)	—	(a)	—	(a)

Change in Class A Shares	6		79	5		1

Class C
Issued	39		61	2		—
Reinvested	18		3	—	(a)	—
Redeemed	(42)		(14)	—		—

Change in Class C Shares	15		50	2		—

Class R2
Reinvested	—		—	—	(a)	—	(a)

Change in Class R2 Shares	—		—	—	(a)	—	(a)

Class R5
Issued	—	(a)	—	—		—
Reinvested	—	(a)	— (a)	—	(a)	—	(a)
Redeemed	—	(a)	—	—		—

Change in Class R5 Shares	—	(a)	— (a)	—	(a)	—	(a)

Class R6 (b)
Issued	—		—	—		3
Reinvested	—		—	—	(a)	—

Change in Class R6 Shares	—		—	—	(a)	3

Select Class
Issued	1,453		2,408	7		4
Reinvested	44		21	15		2
Redeemed	(3,800)		(18,195)	—	(a)	(3)

Change in Select Class Shares	(2,303)		(15,766)	22		3

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective May 31, 2011 for U.S. Research Equity Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$5,516

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(798,004)
Proceeds from disposition of investment securities	808,470
Covers of investment securities sold short	(222,110)
Proceeds from investment securities sold short	217,200
Purchases of short-term investments, net	(25)
Change in unrealized (appreciation)/depreciation on investments	(595)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(1,104)
Net realized (gain)/ loss on investments	(397)
Net realized (gain)/ loss on investment securities sold short	(2,270)
Decrease in receivable for investment securities sold	9,529
Increase in interest and dividends receivable	(57)
Increase in interest expense payable for investment securities sold short	— (a)
Decrease in payable for investment securities purchased	(9,717)
Decrease in dividends payable for investment securities sold short	(47)
Decrease in accrued expenses and other liabilities	(26)

Net cash provided (used) by operating activities	6,363

Cash flows provided (used) by financing activities:
Proceeds from shares issued	34,434
Payment on shares redeemed	(40,861)
Cash distributions paid to shareholders (net of reinvestments of $19,181)	(516)

Net cash provided (used) by financing activities	(6,943)

Net increase/decrease in cash	(580)

Cash:
Beginning of period	580

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $172 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	47

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2012 (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$18,389

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(8,201,303)
Proceeds from disposition of investment securities	9,039,597
Covers of investment securities sold short	(2,462,796)
Proceeds from investment securities sold short	2,606,243
Purchases of short-term investments, net	(136,615)
Change in unrealized (appreciation)/depreciation on investments	257,895
Change in unrealized (appreciation)/depreciation on investment securities sold short	(67,959)
Net realized (gain)/ loss on investments	(271,807)
Net realized (gain)/ loss on investment securities sold short	91,734
Increase in deposits with broker for futures contracts	(4,762)
Decrease in deposits with broker for investment securities sold short	289
Increase in receivable for investment securities sold	(41,540)
Increase in interest and dividends receivable	(2,793)
Increase in variation margin receivable	(3,744)
Increase in interest expense payable for securities sold short	223
Decrease in payable for investment securities purchased	(3,437)
Decrease in dividends payable for investment securities sold short	(1,415)
Decrease in accrued expenses and other liabilities	(1,388)

Net cash provided (used) by operating activities	814,811

Cash flows provided (used) by financing activities:
Proceeds from shares issued	855,872
Payment on shares redeemed	(1,669,298)
Cash distributions paid to shareholders (net of reinvestments of $21,590)	(17,897)

Net cash provided (used) by financing activities	(831,323)

Net increase/decrease in cash	(16,512)

Cash:
Beginning of period	16,512

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $9,922 in interest expense for securities sold short and $3 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$(3,122)

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(75,555)
Proceeds from disposition of investment securities	111,348
Covers of investment securities sold short	(14,215)
Proceeds from investment securities sold short	9,584
Purchases of short-term investments, net	1,370
Change in unrealized (appreciation)/depreciation on investments	8,584
Change in unrealized (appreciation)/depreciation on investment securities sold short	(959)
Net realized (gain)/ loss on investments	(4,455)
Net realized (gain)/ loss on investment securities sold short	333
Increase in due from Advisor	(1)
Increase in receivable for investment securities sold	(338)
Decrease in interest and dividends receivable	53
Increase in interest expense payable for investment securities sold short	1
Increase in payable for investment securities purchased	286
Decrease in dividends payable for investment securities sold short	(6)
Decrease in accrued expenses and other liabilities	(63)

Net cash provided (used) by operating activities	32,845

Cash flows provided (used) by financing activities:
Proceeds from shares issued	17,953
Payment on shares redeemed	(43,211)
Due to custodian	(9)
Cash distributions paid to shareholders (net of reinvestments of $1,146)	(7,578)

Net cash provided (used) by financing activities	(32,845)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $36 in interest expense for securities sold short and $5 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	49

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2012 (continued)

(Amounts in thousands)

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$233

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(8,592)
Proceeds from disposition of investment securities	8,411
Covers of investment securities sold short	(2,528)
Proceeds from investment securities sold short	2,620
Purchases of short-term investments, net	(89)
Change in unrealized (appreciation)/depreciation on investments	(16)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(107)
Net realized (gain)/ loss on investments	(141)
Net realized (gain)/ loss on investment securities sold short	120
Decrease in deposits with broker for investment securities sold short	1
Increase in due from Advisor and Affiliates	(10)
Decrease in receivable for investment securities sold	733
Increase in interest and dividends receivable	(5)
Increase in variation margin receivable	(2)
Decrease in payable for investment securities purchased	(834)
Decrease in dividends payable for investment securities sold short	(1)
Decrease in accrued expenses and other liabilities	(21)

Net cash provided (used) by operating activities	(228)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	219
Payment on shares redeemed	(4)
Cash distributions paid to shareholders (net of reinvestments of $226)	(1)

Net cash provided (used) by financing activities	214

Net increase/decrease in cash	(14)

Cash:
Beginning of period	14

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $22 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2012	$15.02	$0.08	(e)	$0.26	$0.34	$(0.03)	$(1.87)	$(1.90)	$13.46
Year Ended June 30, 2011	11.84	0.01	(e)	3.23	3.24	(0.06)	—	(0.06)	15.02
Year Ended June 30, 2010	10.79	0.03	(e)	1.07	1.10	(0.05)	—	(0.05)	11.84
Year Ended June 30, 2009	15.26	0.03	(e)	(4.50)	(4.47)	—	—	—	10.79
Year Ended June 30, 2008	17.98	(0.01	)(e)	(2.71)	(2.72)	—	—	—	15.26

Class C
Year Ended June 30, 2012	14.71	0.01	(e)	0.25	0.26	—	(1.87)	(1.87)	13.10
Year Ended June 30, 2011	11.61	(0.04	)(e)	3.14	3.10	—	—	—	14.71
Year Ended June 30, 2010	10.61	(0.04	)(e)	1.06	1.02	(0.02)	—	(0.02)	11.61
Year Ended June 30, 2009	15.08	—	(e)(f)	(4.47)	(4.47)	—	—	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(e)	(2.67)	(2.77)	—	—	—	15.08

Select Class
Year Ended June 30, 2012	15.08	0.11	(e)	0.28	0.39	(0.05)	(1.87)	(1.92)	13.55
Year Ended June 30, 2011	11.89	0.06	(e)	3.22	3.28	(0.09)	—	(0.09)	15.08
Year Ended June 30, 2010	10.82	0.06	(e)	1.08	1.14	(0.07)	—	(0.07)	11.89
Year Ended June 30, 2009	15.34	0.09	(e)	(4.56)	(4.47)	(0.05)	—	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(e)	(2.69)	(2.68)	—	—	—	15.34

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.40% and 2.03% for the year ended June 30, 2012, 1.39% and 1.98% for 2011, 1.39% and 2.00% for 2010, 1.55% and 2.16% for 2009 and 1.75% and 2.12% for 2008; for Class C are 1.90% and 2.53% for the year ended June 30, 2012, 1.89% and 2.48% for 2011, 1.89% and 2.50% for 2010, 2.23% and 2.69% for 2009 and 2.25% and 2.61% for 2008; for Select Class are 1.15% and 1.77% for the year ended June 30, 2012, 1.14% and 1.73% for 2011, 1.14% and 1.75% for 2010, 1.43% and 1.95% for 2009 and 1.50% and 1.86% for 2008, respectively.
(d)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

4.02%	$41,459	1.91%	0.57%	2.54%	456%	583%
27.36	39,904	1.89	0.10	2.48	465	651
10.15	23,847	1.87	0.24	2.48	679	925
(29.29)	13,729	1.85	0.33	2.46	504	678
(15.13)	1,506	2.09	(0.08)	2.46	125	—

3.49	492	2.41	0.06	3.04	456	583
26.70	461	2.39	(0.33)	2.98	465	651
9.61	1,496	2.37	(0.31)	2.98	679	925
(29.64)	98	2.53	(0.02)	2.98	504	678
(15.52)	388	2.59	(0.64)	2.95	125	—

4.33	120,481	1.66	0.83	2.28	456	583
27.60	123,474	1.64	0.41	2.23	465	651
10.43	180,298	1.62	0.47	2.23	679	925
(29.11)	77,768	1.72	0.86	2.25	504	678
(14.87)	61,124	1.84	0.08	2.20	125	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2012	$21.26	$0.09	(g)	$0.03	$0.12	$(0.08)	$—	$(0.08)	$21.30
Year Ended June 30, 2011	16.72	0.05	(g)	4.54	4.59	(0.05)	—	(0.05)	21.26
Year Ended June 30, 2010	14.62	0.05	(g)	2.15	2.20	(0.10)	—	(0.10)	16.72
Year Ended June 30, 2009	18.56	0.15	(g)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56

Class C
Year Ended June 30, 2012	20.93	(0.01	)(g)	0.03	0.02	—	—	—	20.95
Year Ended June 30, 2011	16.50	(0.05	)(g)	4.48	4.43	—	—	—	20.93
Year Ended June 30, 2010	14.47	(0.04	)(g)	2.12	2.08	(0.05)	—	(0.05)	16.50
Year Ended June 30, 2009	18.37	0.08	(g)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37

Class R2
Year Ended June 30, 2012	21.13	0.04	(g)	0.02	0.06	(0.06)	—	(0.06)	21.13
Year Ended June 30, 2011	16.66	(0.01	)(g)	4.53	4.52	(0.05)	—	(0.05)	21.13
Year Ended June 30, 2010	14.56	0.01	(g)	2.13	2.14	(0.04)	—	(0.04)	16.66
November 3, 2008 (h) through June 30, 2009	14.29	0.08	(g)	0.39	0.47	(0.20)	—	(0.20)	14.56

Class R5
Year Ended June 30, 2012	21.47	0.20	(g)	0.01	0.21	(0.17)	—	(0.17)	21.51
Year Ended June 30, 2011	16.87	0.14	(g)	4.59	4.73	(0.13)	—	(0.13)	21.47
Year Ended June 30, 2010	14.72	0.11	(g)	2.18	2.29	(0.14)	—	(0.14)	16.87
Year Ended June 30, 2009	18.68	0.21	(g)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68

Select Class
Year Ended June 30, 2012	21.40	0.14	(g)	0.03	0.17	(0.13)	—	(0.13)	21.44
Year Ended June 30, 2011	16.82	0.10	(g)	4.57	4.67	(0.09)	—	(0.09)	21.40
Year Ended June 30, 2010	14.69	0.09	(g)	2.15	2.24	(0.11)	—	(0.11)	16.82
Year Ended June 30, 2009	18.63	0.19	(g)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.40% and 1.64% for the year ended June 30, 2012, 1.39% and 1.63% for 2011, 1.39% and 1.66% for 2010, 1.35% and 1.73% for 2009 and 1.25% and 1.64% for 2008; for Class C are 1.90% and 2.14% for the year ended June 30, 2012, 1.89% and 2.13% for 2011, 1.89% and 2.16% for 2010, 1.84% and 2.23% for 2009 and 1.75% and 2.14% for 2008; for Class R2 are 1.65% and 1.89% for the year ended June 30, 2012, 1.64% and 1.87% for 2011,1.64% and 1.91% for 2010 and 1.65% and 2.02% for the period ended June 30, 2009; for Class R5 are 0.95% and 1.19% for the year ended June 30, 2012, 0.94% and 1.17% for 2011, 0.94% and 1.21% for 2010, 0.90% and 1.29% for 2009 and 0.80% and 1.19% for 2008; for Select Class are 1.15% and 1.39% for the year ended June 30, 2012, 1.14% and 1.38% for 2011, 1.14% and 1.41% for 2010, 1.09% and 1.48% for 2009 and 1.00% and 1.39% for 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

0.57%	$642,076	2.13%	0.45%	2.37%	99%	129%
27.49	761,412	1.98	0.25	2.22	73	102
14.98	428,928	1.98	0.27	2.25	109	150
(20.23)	154,789	1.76	1.04	2.15	116	153
(8.36)	107,496	1.57	0.75	1.96	124	—

0.10	200,604	2.63	(0.05)	2.87	99	129
26.85	228,276	2.48	(0.25)	2.72	73	102
14.36	138,023	2.48	(0.23)	2.75	109	150
(20.64)	42,221	2.26	0.55	2.64	116	153
(8.74)	36,663	2.07	0.26	2.46	124	—

0.33	1,993	2.38	0.19	2.62	99	129
27.13	1,329	2.23	(0.03)	2.46	73	102
14.70	318	2.23	0.05	2.50	109	150
3.48	139	2.06	0.90	2.44	116	153

1.05	135,934	1.68	0.96	1.92	99	129
28.05	41,988	1.53	0.67	1.76	73	102
15.50	9,369	1.53	0.64	1.80	109	150
(19.89)	88,636	1.32	1.45	1.70	116	153
(7.90)	57,411	1.12	1.12	1.51	124	—

0.84	5,625,671	1.88	0.70	2.12	99	129
27.78	6,406,976	1.73	0.50	1.97	73	102
15.22	4,671,839	1.73	0.52	2.00	109	150
(20.03)	3,474,451	1.51	1.29	1.89	116	153
(8.07)	3,387,910	1.32	0.95	1.71	124	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Year Ended June 30, 2012	$12.27	$0.06	(g)	$(0.57)	$(0.51)	$(0.07)	$(2.01)	$(2.08)	$9.68
Year Ended June 30, 2011	10.80	0.08	(g)	2.51	2.59	(0.27)	(0.85)	(1.12)	12.27
Year Ended June 30, 2010	9.56	0.07	(g)	1.32	1.39	(0.05)	(0.10)	(0.15)	10.80
Year Ended June 30, 2009	12.20	0.18	(g)	(2.73)	(2.55)	(0.09)	—	(0.09)	9.56
November 30, 2007 (j) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
Year Ended June 30, 2012	12.16	—	(g)(n)	(0.56)	(0.56)	(0.03)	(2.01)	(2.04)	9.56
Year Ended June 30, 2011	10.78	0.02	(g)	2.51	2.53	(0.30)	(0.85)	(1.15)	12.16
Year Ended June 30, 2010	9.55	0.02	(g)	1.31	1.33	—	(0.10)	(0.10)	10.78
Year Ended June 30, 2009	12.17	0.13	(g)	(2.72)	(2.59)	(0.03)	—	(0.03)	9.55
November 30, 2007 (j) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Class R5
Year Ended June 30, 2012	12.30	0.10	(g)	(0.57)	(0.47)	(0.10)	(2.01)	(2.11)	9.72
Year Ended June 30, 2011	10.85	0.13	(g)	2.53	2.66	(0.36)	(0.85)	(1.21)	12.30
Year Ended June 30, 2010	9.58	0.13	(g)	1.31	1.44	(0.07)	(0.10)	(0.17)	10.85
Year Ended June 30, 2009	12.23	0.22	(g)	(2.74)	(2.52)	(0.13)	—	(0.13)	9.58
November 30, 2007 (j) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)	12.23

Select Class
Year Ended June 30, 2012	12.32	0.09	(g)	(0.58)	(0.49)	(0.07)	(2.01)	(2.08)	9.75
Year Ended June 30, 2011	10.82	0.11	(g)	2.53	2.64	(0.29)	(0.85)	(1.14)	12.32
Year Ended June 30, 2010	9.57	0.10	(g)	1.31	1.41	(0.06)	(0.10)	(0.16)	10.82
Year Ended June 30, 2009	12.22	0.13	(g)	(2.67)	(2.54)	(0.11)	—	(0.11)	9.57
November 30, 2007 (j) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)	12.22

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.26% and 2.04% for the year ended June 30, 2012, 1.25% and 1.86% for 2011, 1.29% and 1.83% for 2010, 1.32% and 5.74% for 2009 and 1.64% and 13.06% for the period ended June 30, 2008; for Class C are 1.76% and 2.55% for the year ended June 30, 2012, 1.75% and 2.36% for 2011, 1.79% and 2.32% for 2010, 1.82% and 6.49% for 2009 and 2.14% and 13.61% for the period ended June 30, 2008; for Class R5 are 0.81% and 1.60% for the year ended June 30, 2012, 0.80% and 1.40% for 2011, 0.84% and 1.40% for 2010, 0.87% and 5.57% for 2009 and 1.19% and 12.85% for the period ended June 30, 2008; for Select Class are 1.01% and 1.75% for the year ended June 30, 2012, 1.00% and 1.54% for 2011, 1.04% and 1.57% for 2010, 1.07% and 3.06% for 2009 and 1.39% and 12.32% for the period ended June 30, 2008, respectively. Includes interest expense to affiliates of 0.01%, 0.04%, 0.07% and 0.39% for the periods ended June 30, 2012, June 30, 2010, June 30, 2009 and June 30, 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense to affiliates of 0.01%.
(i)	Includes interest expense to affiliates of 0.04%.
(j)	Commencement of operations.
(k)	Includes interest expense to affiliates of 0.07%.
(l)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(m)	Includes interest expense to affiliates of 0.39%.
(n)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

(2.32)%	$1,739	1.74	%(h)	0.56%	2.52	%(h)	141%	168%
24.49	2,137	1.69		0.64	2.30		66	105
14.34	1,029	1.67	(i)	0.64	2.21	(i)	79	110
(20.85)	140	1.64	(k)	1.92	6.06	(k)(l)	93	161
(18.44)	96	2.15	(m)	1.41	13.57	(l)(m)	57	—

(2.91)	904	2.24	(h)	0.04	3.03	(h)	141	168
23.93	979	2.19		0.14	2.80		66	105
13.81	318	2.17	(i)	0.18	2.70	(i)	79	110
(21.29)	111	2.14	(k)	1.34	6.81	(k)(l)	93	161
(18.67)	159	2.65	(m)	0.82	14.12	(l)(m)	57	—

(1.96)	23	1.29	(h)	1.00	2.08	(h)	141	168
25.06	23	1.24		1.10	1.84		66	105
14.83	19	1.22	(i)	1.11	1.78	(i)	79	110
(20.51)	16	1.19	(k)	2.31	5.89	(k)(l)	93	161
(18.22)	20	1.70	(m)	1.86	13.36	(l)(m)	57	—

(2.13)	27,038	1.49	(h)	0.88	2.23	(h)	141	168
24.93	62,538	1.44		0.92	1.98		66	105
14.54	225,585	1.42	(i)	0.89	1.95	(i)	79	110
(20.64)	66,942	1.39	(k)	1.41	3.37	(k)(l)	93	161
(18.29)	3,173	1.90	(m)	1.63	12.83	(l)(m)	57	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Research Equity Plus Fund
Class A
Year Ended June 30, 2012	$16.66	$0.04	$0.22	$0.26	$(0.02)	$(0.31)	$(0.33)	$16.59
Year Ended June 30, 2011	13.01	0.03	3.65	3.68	(0.03)	—	(0.03)	16.66
April 1, 2010 (f) through June 30, 2010	15.00	0.01	(2.00)	(1.99)	—	—	—	13.01

Class C
Year Ended June 30, 2012	16.60	(0.01)	0.17	0.16	—	(0.31)	(0.31)	16.45
Year Ended June 30, 2011	12.99	(0.05)	3.66	3.61	—	—	—	16.60
April 1, 2010 (f) through June 30, 2010	15.00	(0.01)	(2.00)	(2.01)	—	—	—	12.99

Class R2
Year Ended June 30, 2012	16.64	0.02	0.19	0.21	—	(0.31)	(0.31)	16.54
Year Ended June 30, 2011	13.00	(0.01)	3.66	3.65	(0.01)	—	(0.01)	16.64
April 1, 2010 (f) through June 30, 2010	15.00	— (g)	(2.00)	(2.00)	—	—	—	13.00

Class R5
Year Ended June 30, 2012	16.71	0.13	0.20	0.33	(0.05)	(0.31)	(0.36)	16.68
Year Ended June 30, 2011	13.02	0.10	3.67	3.77	(0.08)	—	(0.08)	16.71
April 1, 2010 (f) through June 30, 2010	15.00	0.02	(2.00)	(1.98)	—	—	—	13.02

Class R6
Year Ended June 30, 2012	16.71	0.14	0.20	0.34	(0.05)	(0.31)	(0.36)	16.69
May 31, 2011 (h) through June 30, 2011	16.99	0.01	(0.29)	(0.28)	—	—	—	16.71

Select Class
Year Ended June 30, 2012	16.69	0.10	0.19	0.29	(0.03)	(0.31)	(0.34)	16.64
Year Ended June 30, 2011	13.02	0.07	3.66	3.73	(0.06)	—	(0.06)	16.69
April 1, 2010 (f) through June 30, 2010	15.00	0.02	(2.00)	(1.98)	—	—	—	13.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.25% and 3.22% for the year ended June 30, 2012, 1.25% and 4.25% for 2011 and 1.25% and 6.05% for the period ended June 30, 2010; for Class C are 1.75% and 3.74% for the year ended June 30, 2012, 1.75% and 4.77% for 2011 and 1.75% and 6.53% for the period ended June 30, 2010; for Class R2 are 1.50% and 3.49% for the year ended June 30, 2012, 1.50% and 4.52% for 2011 and 1.50% and 6.28% for the period ended June 30, 2010; for Class R5 are 0.80% and 2.79% for the year ended June 30, 2012 and 0.80% and 3.82% for 2011 and 0.80% and 5.58% for the period ended June 30, 2010; for Class R6 are, 0.75% and 2.74% for the year ended June 30, 2012, 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.99% for the year ended June 30, 2012, 1.00% and 4.02% for 2011 and 1.00% and 5.79% for the period ended June 30, 2010, respectively.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

1.77%	$146	2.34%	0.40%	4.31%		57%	75%
28.32	63	2.33	0.19	5.33		91	125
(13.27)	43	2.35	0.24	7.15	(i)	34	80

1.18	78	2.84	(0.10)	4.83		57	75
27.79	55	2.83	(0.31)	5.85		91	125
(13.40)	43	2.85	(0.26)	7.63	(i)	34	80

1.48	56	2.59	0.16	4.58		57	75
28.05	56	2.58	(0.05)	5.60		91	125
(13.33)	43	2.60	(0.01)	7.38	(i)	34	80

2.20	57	1.89	0.86	3.88		57	75
29.00	56	1.88	0.64	4.90		91	125
(13.20)	43	1.90	0.69	6.68	(i)	34	80

2.27	50	1.84	0.91	3.83		57	75
(1.65)	49	1.83	0.58	4.58	(i)	91	125

1.97	11,344	2.09	0.66	4.08		57	75
28.67	11,005	2.08	0.44	5.10		91	125
(13.20)	8,548	2.10	0.49	6.89	(i)	34	80

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Large Cap Value Plus Fund is to seek long-term capital appreciation.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Effective September 2, 2011, the U.S. Large Cap Core Plus Fund is publicly offered on a limited basis.

Class R6 Shares commenced operations on May 31, 2011 for the U.S. Research Equity Plus Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives

60	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$187,562	$—	$—	$187,562

Total Liabilities (a)	$(24,839)	$—	$—	$(24,839)

U.S. Large Cap Core Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,259,490	$—	$—	$8,259,490

Total Liabilities (b)	$(1,702,090)	$(27,076)	$—	$(1,729,166)

Appreciation in Other Financial Instruments
Futures Contracts	$5,140	$—	$—	$5,140

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

U.S. Large Cap Value Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$4,446	$—	$—	$4,446
Consumer Staples	1,215	—	—	1,215
Energy	5,343	—	—	5,343
Financials	8,688	—	583	9,271
Health Care	5,607	—	—	5,607
Industrials	3,673	—	—	3,673
Information Technology	4,003	—	—	4,003
Materials	756	—	—	756
Telecommunication Services	95	—	—	95
Utilities	1,456	—	—	1,456
Total Common Stocks	35,282	—	583	35,865
Short-Term Investment
Investment Company	257	—	—	257

Total Investments in Securities	$35,539	$—	$583	$36,122

Liabilities
Common Stocks
Consumer Discretionary	$(734)	$—	$—	$(734)
Consumer Staples	(506)	—	—	(506)
Energy	(271)	(71)	—	(342)
Financials	(1,216)	—	—	(1,216)
Health Care	(867)	—	—	(867)
Industrials	(771)	—	—	(771)
Information Technology	(602)	(122)	—	(724)
Materials	(615)	(49)	—	(664)
Utilities	(549)	—	—	(549)

Total Liabilities	$(6,131)	$(242)	$—	$(6,373)

U.S. Research Equity Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$15,569	$35	$—	$15,604

Total Liabilities (b)	$(3,784)	$(167)	$—	$(3,951)

Appreciation in Other Financial Instruments
Futures Contracts	$4	$—	$—	$4

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral and an ADR. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

62	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

U.S. Large Cap Value Plus Fund	Balance as of 06/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Common Stocks — Financials	$840	$(90)	$142	$—	$—	$(309)	$—	$—	$583	[3]

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
[3]	The fair value was based on a recent market transaction, adjusted by a 10% discount for lack of marketability.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $142,000 for U.S. Large Cap Value Plus Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2012 (amounts in thousands):

	Value	Percentage
U.S. Large Cap Value Plus Fund	$583	1.6%

C. Futures Contracts — The U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Average Notional Balance Long	$108,145	$131
Ending Notional Balance Long	197,763	136

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of June 30, 2012, the Funds had outstanding short sales as listed on their SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

64	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-In-Capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
U.S. Dynamic Plus Fund	$(1)		$148	$(147)
U.S. Large Cap Core Plus Fund	—		275	(275)
U.S. Large Cap Value Plus Fund	116		18	(134)
U.S. Research Equity Plus Fund	—	(a)	1	(1)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to dividend expense for securities sold short (U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund), distributions from investments in real estate investment trusts (U.S. Large Cap Core Plus Fund), investments in partnerships (U.S. Large Cap Value Plus Fund), prior year equalization utilized (U.S. Large Cap Value Plus Fund) and prior year undistributed income and gain (loss) true-up (U.S. Research Equity Plus Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each fund is as follows:

U.S. Dynamic Plus Fund	1.25%
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Large Cap Value Plus Fund	0.25	0.75	n/a
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$1		$—
U.S. Large Cap Core Plus Fund	45		10
U.S. Large Cap Value Plus Fund	2		—	(a)
U.S. Research Equity Plus Fund	—	(a)	—

(a) Amount rounds to less than $1,000.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Large Cap Value Plus Fund	0.25	0.25	n/a	0.05	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2		Class R5		Class R6	Select Class
U.S. Dynamic Plus Fund	1.40	%*	1.90	%*	n/a		n/a		n/a	1.15	%*
U.S. Large Cap Core Plus Fund	1.40	**	1.90	**	1.65	%**	0.95	%**	n/a	1.15	**
U.S. Large Cap Value Plus Fund	1.25		1.75		n/a		0.80		n/a	1.00
U.S. Research Equity Plus Fund	1.25		1.75		1.50		0.80		0.75%	1.00

*	Effective July 1, 2012, the expense caps for Class A, Class C and Select Class have been reduced to 1.30%, 1.80% and 1.05%, respectively.
**	Effective July 1, 2012, the expense caps for Class A, Class C, Class R2, Class R5 and Select Class have been reduced to 1.30%, 1.80%, 1.55%, 0.85% and 1.05%, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$462	$100	$380	$942	$—
U.S. Large Cap Core Plus Fund	8,001	4,303	3,390	15,694	—
U.S. Large Cap Value Plus Fund	289	20	22	331	1
U.S. Research Equity Plus Fund	98	10	—	108	110

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$8
U.S. Large Cap Core Plus Fund	319
U.S. Large Cap Value Plus Fund	1

66	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$798,004	$808,470	$—	$—	$217,200	222,100
U.S. Large Cap Core Plus Fund	8,201,303	9,039,597	—	—	2,606,243	2,462,796
U.S. Large Cap Value Plus Fund	75,555	111,348	—	—	9,584	14,215
U.S. Research Equity Plus Fund	8,592	8,386	—	25	2,620	2,528

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$165,758	$24,246	$2,442	$21,804
U.S. Large Cap Core Plus Fund	7,356,068	1,099,502	196,080	903,422
U.S. Large Cap Value Plus Fund	32,006	4,654	538	4,116
U.S. Research Equity Plus Fund	14,323	2,131	850	1,281

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$15,833	$3,864	$19,697
U.S. Large Cap Core Plus Fund	39,487	—	39,487
U.S. Large Cap Value Plus Fund	1,088	7,636	8,724
U.S. Research Equity Plus Fund	81	146	227

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$1,309	$—	$1,309
U.S. Large Cap Core Plus Fund	26,193	—	26,193
U.S. Large Cap Value Plus Fund	3,338	2,663	6,001
U.S. Research Equity Plus Fund	40	—	40

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$1,295	$1,494	$21,625
U.S. Large Cap Core Plus Fund	18,313	302,413	846,640
U.S. Large Cap Value Plus Fund	322	5,179	4,138
U.S. Research Equity Plus Fund	72	96	1,039

For all of the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, wash sale loss deferrals and post-October loss deferrals (U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus Fund and U.S. Research Equity Plus Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the Funds did not have pre-enactment and post-enactment net capital loss carryforwards.

During the year ended June 30, 2012, the U.S. Large Cap Core Plus Fund utilized capital loss carryforwards of approximately $21,318,000.

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the following Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
U.S. Large Cap Core Plus Fund	$—	$108,664	$—
U.S. Large Cap Value Plus Fund	—	857	—
U.S. Research Equity Plus Fund	—	64	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

68	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	70.2%

Additionally, U.S. Large Cap Core Plus Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

As of June 30, 2012, substantially all of the U.S. Research Equity Plus Fund’s shares are held by the Advisor.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2012, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group, the U.S. Large Cap Value Plus Fund pledged a significant portion of its assets for securities sold short to Merrill Lynch & Co., Inc., and the U.S. Research Equity Plus Fund pledged a significant portion of its assets for securities sold short to BNP Paribas Prime Brokerage Inc.

8. Subsequent Event

Subsequent to June 30, 2012 and through August 22, 2012, certain shareholders of the U.S. Large Cap Value Plus Fund redeemed their Select Class Shares and the U.S. Large Cap Value Plus Fund paid the redemptions primarily from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 61% of the net assets at June 30, 2012 of the U.S. Large Cap Value Plus Fund.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Large Cap Value Plus Fund, and JPMorgan U.S. Research Equity Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Large Cap Value Plus Fund and JPMorgan U.S. Research Equity Plus Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

70	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	71

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

72	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012 and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,097.90	$9.91	1.90%
Hypothetical	1,000.00	1,015.42	9.52	1.90
Class C
Actual	1,000.00	1,094.40	12.50	2.40
Hypothetical	1,000.00	1,012.93	12.01	2.40
Select Class
Actual	1,000.00	1,098.90	8.61	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,084.50	11.04	2.13
Hypothetical	1,000.00	1,014.27	10.67	2.13
Class C
Actual	1,000.00	1,082.10	13.61	2.63
Hypothetical	1,000.00	1,011.79	13.16	2.63
Class R2
Actual	1,000.00	1,083.00	12.33	2.38
Hypothetical	1,000.00	1,013.03	11.91	2.38
Class R5
Actual	1,000.00	1,086.90	8.72	1.68
Hypothetical	1,000.00	1,016.51	8.42	1.68
Select Class
Actual	1,000.00	1,085.60	9.75	1.88
Hypothetical	1,000.00	1,015.51	9.42	1.88

74	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio

U.S. Large Cap Value Plus Fund
Class A
Actual	$1,000.00	$1,066.10	$9.14	1.78%
Hypothetical	1,000.00	1,016.01	8.92	1.78
Class C
Actual	1,000.00	1,063.40	11.70	2.28
Hypothetical	1,000.00	1,013.53	11.41	2.28
Class R5
Actual	1,000.00	1,068.10	6.84	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Select Class
Actual	1,000.00	1,067.90	8.07	1.57
Hypothetical	1,000.00	1,017.06	7.87	1.57

U.S. Research Equity Plus Fund
Class A
Actual	1,000.00	1,098.70	12.11	2.32
Hypothetical	1,000.00	1,013.33	11.61	2.32
Class C
Actual	1,000.00	1,095.90	14.64	2.81
Hypothetical	1,000.00	1,010.89	14.05	2.81
Class R2
Actual	1,000.00	1,096.80	13.35	2.56
Hypothetical	1,000.00	1,012.13	12.81	2.56
Class R5
Actual	1,000.00	1,101.00	9.72	1.86
Hypothetical	1,000.00	1,015.61	9.32	1.86
Class R6
Actual	1,000.00	1,101.70	9.46	1.81
Hypothetical	1,000.00	1,015.86	9.07	1.81
Select Class
Actual	1,000.00	1,099.80	10.75	2.06
Hypothetical	1,000.00	1,014.62	10.32	2.06

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2012	J.P. MORGAN EQUITY FUNDS	75

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
U.S. Dynamic Plus Fund	100.00%
U.S. Large Cap Core Plus Fund	100.00
U.S. Large Cap Value Plus Fund	100.00
U.S. Research Equity Plus Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Dynamic Plus Fund	$3,864
U.S. Large Cap Value Plus Fund	7,636
U.S. Research Equity Plus Fund	146

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$3,779
U.S. Large Cap Core Plus Fund	39,487
U.S. Large Cap Value Plus Fund	1,087
U.S. Research Equity Plus Fund	81

76	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-PLUS-612

J.P. Morgan Specialty Funds

Annual Report

June 30, 2012

JPMorgan Alternative Strategies Fund

JPMorgan Alternative Strategies Fund

Annual Report

June 30, 2012

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

July 23, 2012

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

Quote “While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

1

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2

JPMorgan Alternative Strategies Fund

Fund Commentary

Twelve Months Ended June 30, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-1.74%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%
Net Assets as of 6/30/2012	$10,074,730

INVESTMENT OBJECTIVE**

The JPMorgan Alternative Strategies Fund (the “Fund”) seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

HOW DID THE MARKET PERFORM?

The reporting period began amid uncertainty surrounding global economic growth and fears about the ability of policy makers to respond in a coordinated and effective manner, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. and international stock prices in the third quarter of 2011 and led investors to rotate into what they perceived to be the relative safety of U.S. Treasury securities. In the fourth quarter of 2011, better-than-expected economic data helped investors regain their appetite for risk and equities began to rally, maintaining this positive momentum until the second quarter of 2012 when concerns about the European debt crisis sparked another sell off.

While fears of systemic risk from Europe’s debt crisis weighed on stocks in most parts of the world, the drag on stock prices was more pronounced in international markets. Meanwhile, emerging market stocks were hurt by concerns that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. Despite disappointing employment figures in June, U.S. economic data was generally positive during the twelve-month period, which helped U.S. stocks outperform international and emerging markets equities.

In the end, the MSCI World Index (net of foreign withholding taxes) returned -4.98% for the twelve months ended June 30, 2012. U.S. bonds, as measured by the Barclays Capital U.S. Aggregate Index gained 7.47% during the same period. After underperforming U.S. Treasury securities and investment grade bonds in the third quarter of 2011, high yield fixed income securities (also known as “junk bonds”) rebounded and performed strongly for the remainder of the reporting period. Prices for commodities were weighed down by concerns about weakening demand as a result of slowing global economic growth. Real estate securities performed strongly, supported by a recovery in commercial real estate and an improving outlook for the U.S. housing sector. Emerging markets debt securities were supported by strong inflows into the asset class as investors searched for sources of attractive yield.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund allocated its assets into underlying funds, which included exchange traded funds (ETFs) and J.P. Morgan mutual funds. The Fund also invested in individual securities. The underlying J.P. Morgan funds that invested in commodities and natural resources equities detracted from the Fund’s return as concerns about slowing economic growth weighed on these asset classes. The Fund’s investments in underlying J.P. Morgan funds that invested in emerging markets equities also hurt its return. The Fund’s investments in real estate investment trusts contributed to its return.

3

The Fund’s allocation to emerging markets debt and high yield fixed income securities contributed to the Fund’s return. The Fund gained exposure to these asset classes by investing in underlying J.P. Morgan funds.

HOW WAS THE FUND POSITIONED?

The Fund invested in a broad range of alternative asset classes and strategies, which typically have a low correlation to the performance of the broad U.S. stock and bond markets. The Fund’s portfolio managers sought to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund attempted to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate securities.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Inflation Managed Bond Fund, Select Class Shares	15.4%
2.	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	10.8
3.	Highbridge Statistical Market Neutral Fund, Select Class Shares	10.7
4.	JPMorgan Research Market Neutral Fund, Select Class Shares	10.5
5.	JPMorgan High Yield Fund, Select Class Shares	4.2
6.	JPMorgan Floating Rate Income Fund, Select Class Shares	4.2
7.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	4.2
8.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	4.0
9.	JPMorgan Equity Income Fund, Select Class Shares	3.0
10.	U.S. Treasury Bond, 9.875%, 11/15/15	2.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
Alternative Assets	43.2%
Fixed Income	30.7
U.S. Equity	11.4
Money Market	6.3
U.S. Treasury Obligations	5.6
International Equity	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

4

JPMorgan Alternative Strategies Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	7/1/10
Without Sales Charge		(1.99)%	0.14%
With Sales Charge*		(6.38)	(2.15)
CLASS C SHARES	7/1/10
Without CDSC		(2.49)	(0.37)
With CDSC**		(3.49)	(0.37)
CLASS R5 SHARES	7/1/10	(1.54)	0.60
SELECT CLASS SHARES	7/1/10	(1.74)	0.39

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/1/10 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan Alternative Strategies Fund

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and the Barclays Capital U.S. Aggregate Index from July 1, 2010 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index and Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers – Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 2.7%
	Energy — 1.2%
	Oil, Gas & Consumable Fuels — 1.2%
825	Bill Barrett Corp. (a)	17,672
1,144	Chesapeake Energy Corp.	21,279
84	Copano Energy LLC	2,335
112	Kinder Morgan Management LLC (a)	8,223
230	Linn Energy LLC	8,763
46	NuStar GP Holdings LLC	1,428
666	QEP Resources, Inc.	19,960
4,484	Quicksilver Resources, Inc. (a)	24,303
947	Ultra Petroleum Corp. (a)	21,847

	Total Energy	125,810

	Financials — 0.3%
	Real Estate Investment Trusts (REITs) — 0.3%
1,725	Annaly Capital Management, Inc.	28,945

	Industrials — 0.6%
	Aerospace & Defense — 0.6%
475	Goodrich Corp.	60,277

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
700	AboveNet, Inc. (a)	58,800

	Total Common Stocks (Cost $263,683)	273,832

Master Limited Partnerships — 1.8%
	Energy — 1.8%
	Oil, Gas & Consumable Fuels — 1.8%
20	Alliance Holdings GP LP	830
26	Alliance Resource Partners LP	1,459
93	Boardwalk Pipeline Partners LP	2,570
109	Buckeye Partners LP	5,687
30	Chesapeake Midstream Partners LP	816
42	DCP Midstream Partners LP	1,770
151	El Paso Pipeline Partners LP	5,104
223	Enbridge Energy Partners LP	6,862
210	Energy Transfer Equity LP	8,614
205	Energy Transfer Partners LP	9,059
706	Enterprise Products Partners LP	36,175
42	EV Energy Partner LP	2,119
59	Genesis Energy LP	1,715
139	Inergy LP	2,588
274	Kinder Morgan Energy Partners LP	21,531
42	Legacy Reserves LP	1,050
148	Magellan Midstream Partners LP	10,455
104	MarkWest Energy Partners LP	5,128

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — Continued
80	Natural Resource Partners LP	1,774
68	NuStar Energy LP	3,665
152	ONEOK Partners LP	8,170
41	PAA Natural Gas Storage LP	733
71	Penn Virginia Resource Partners LP	1,739
169	Plains All American Pipeline LP	13,657
155	Regency Energy Partners LP	3,684
46	Spectra Energy Partners LP	1,400
90	Sunoco Logistics Partners LP	3,264
93	Targa Resources Partners LP	3,315
47	TC Pipelines LP	2,026
43	Teekay LNG Partners LP, (Bermuda)	1,658
54	Teekay Offshore Partners LP, (Bermuda)	1,509
58	Western Gas Partners LP	2,531
93	Williams Partners LP	4,858

	Total Energy	177,515

	Utilities — 0.0% (g)
	Gas Utilities — 0.0% (g)
42	AmeriGas Partners LP	1,712
67	Ferrellgas Partners LP	1,264
46	Suburban Propane Partners LP	1,898

	Total Utilities	4,874

	Total Master Limited Partnerships (Cost $170,064)	182,389

Investment Companies — 83.7%
	Alternative Assets — 43.2%
12,225	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (b)	196,092
73,176	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	1,082,268
10,538	JPMorgan Global Natural Resources Fund, Select Class Shares (b)	112,015
110,781	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a) (b)	1,087,866
25,103	JPMorgan Realty Income Fund, Institutional Class Shares (b)	289,688
73,881	JPMorgan Research Market Neutral Fund, Select Class Shares (a) (b)	1,063,889
2,518	ProShares Ultra Gold (a) †	200,785
1,543	ProShares VIX Mid-Term Futures ETF (a) †	85,236
4,097	ProShares VIX Short-Term Futures ETF (a) †	132,415

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — Continued
	Alternative Assets — Continued
6,386	Security Capital U.S. Core Real Estate Securities Fund, Select Class Shares (b)	105,169

	Total Alternative Assets	4,355,423

	Fixed Income — 30.7%
15,581	JPMorgan Credit Opportunities Fund, Select Class Shares (b)	159,390
50,302	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	423,040
43,292	JPMorgan Floating Rate Income Fund, Select Class Shares (b)	423,397
54,035	JPMorgan High Yield Fund, Select Class Shares (b)	425,259
145,931	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	1,557,081
9,172	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	106,208

	Total Fixed Income	3,094,375

	International Equity — 2.8%
15,676	JPMorgan Emerging Economies Fund, Select Class Shares (b)	193,910
2,328	PowerShares Emerging Markets Infrastructure Portfolio	88,022

	Total International Equity	281,932

	U.S. Equity — 7.0%
30,240	JPMorgan Equity Income Fund, Select Class Shares (b)	301,185
18,651	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	399,884

	Total U.S. Equity	701,069

	Total Investment Companies (Cost $8,496,799)	8,432,799

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 5.7%
	U.S. Treasury Bonds,
10,000	4.375%, 02/15/38	13,269
224,000	9.875%, 11/15/15	294,157
260,000	U.S. Treasury Note, 0.625%, 07/31/12	260,114

	Total U.S. Treasury Obligations (Cost $554,864)	567,540

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.3%
	Investment Company — 6.3%
636,206	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $636,206)	636,206

	Total Investments — 100.2% (Cost $10,121,616)	10,092,766
	Liabilities in Excess of Other Assets — (0.2)%	(18,036)

	NET ASSETS — 100.0%	$10,074,730

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ETF	—	Exchange Traded Fund
(a)	—	Non-income producing security
(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. M organ Investment Management Inc. or Security Capital Research Management, Incorporated.
(g)	—	Amount rounds to less than 0.1%.
(l)	—	The rate shown is the current yield as of June 30, 2012.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.
†	—	Publicly traded partnership that is not registered under the Investment Company Act of 1940, as amended.

Detailed information about investment portfolios of the underlying affiliated funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$1,530,219
Investments in affiliates, at value	8,562,547

Total investment securities, at value	10,092,766
Receivables:
Interest and dividends from non-affiliates	4,755
Dividends from affiliates	12,022
Due from Advisor	8,198
Prepaid expenses	20,521

Total Assets	10,138,262

LIABILITIES:
Payables:
Investment securities purchased	12,498
Accrued liabilities:
Shareholder servicing fees	1,636
Distribution fees	41
Custodian and accounting fees	6,105
Trustees’ and Chief Compliance Officer’s fees	29
Audit fees	37,505
Other	5,718

Total Liabilities	63,532

Net Assets	$10,074,730

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

Alternative Strategies Fund
NET ASSETS :
Paid-in-Capital	$10,176,385
Accumulated undistributed (distributed in excess of) net investment income	14,853
Accumulated net realized gains (losses)	(87,658)
Net unrealized appreciation (depreciation)	(28,850)

Total Net Assets	$10,074,730

Net Assets:
Class A	$50,126
Class C	49,630
Class R5	50,580
Select Class	9,924,394

Total	$10,074,730

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,381
Class C	3,367
Class R5	3,405
Select Class	668,448

Net asset value (a):
Class A - Redemption price per share	$14.83
Class C - Offering price per share (b)	14.74
Class R5 - Offering and redemption price per share	14.85
Select Class - Offering and redemption price per share	14.85
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.53

Cost of investments in non-affiliates	$1,603,114
Cost of investments in affiliates	8,518,502

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

Alternative Strategies Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$18,415
Dividend income from affiliates	129,271
Interest income from non-affiliates	7,354

Total investment income	155,040

EXPENSES:
Investment advisory fees	40,604
Administration fees	8,907
Distribution fees:
Class A	126
Class C	377
Shareholder servicing fees:	25,276
Class A	126
Class C	126
Class R5	26
Select Class	24,998
Custodian and accounting fees	44,113
Professional fees	67,525
Trustees’ and Chief Compliance Officer’s fees	32
Printing and mailing costs	1,626
Registration and filing fees	62,062
Transfer agent fees	6,069
Other	4,131

Total expenses	260,848

Less amounts waived	(54,588)
Less expense reimbursements	(147,735)

Net expenses	58,525

Net investment income (loss)	96,515

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,728)
Investment in affiliates	(75,708)

Net realized gain (loss)	(83,436)

Distributions of realized gains by investment company affiliates	17,813

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(160,378)
Investments in affiliates	(53,161)

Change in net unrealized appreciation (depreciation)	(213,539)

Net realized/unrealized gains (losses)	(279,162)

Change in net assets resulting from operations	$(182,647)

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$96,515	$15,548
Net realized gain (loss)	(83,436)	49,708
Distributions of realized gains by investment company affiliates	17,813	7,432
Change in net unrealized appreciation (depreciation)	(213,539)	184,689

Change in net assets resulting from operations	(182,647)	257,377

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(351)	(23)
From net realized gains	(296)	(32)
Class C
From net investment income	(165)	— (a)
From net realized gains	(296)	(32)
Class R5
From net investment income	(581)	(155)
From net realized gains	(297)	(32)
Select Class
From net investment income	(94,116)	(15,465)
From net realized gains	(58,440)	(6,226)

Total distributions to shareholders	(154,542)	(21,965)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	154,542	10,021,965

NET ASSETS:
Change in net assets	(182,647)	10,257,377
Beginning of period	10,257,377	—

End of period	$10,074,730	$10,257,377

Accumulated undistributed (distributed in excess of) net investment income	$14,853	$6,346

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Alternative Strategies Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	647	55

Change in net assets from Class A capital transactions	$647	$50,055

Class C
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	461	32

Change in net assets from Class C capital transactions	$461	$50,032

Class R5
Proceeds from shares issued	$—	$50,000
Dividends and distributions reinvested	878	187

Change in net assets from Class R5 capital transactions	$878	$50,187

Select Class
Proceeds from shares issued	$—	$9,850,000
Dividends and distributions reinvested	152,556	21,691

Change in net assets from Select Class capital transactions	$152,556	$9,871,691

Total change in net assets from capital transactions	$154,542	$10,021,965

SHARE TRANSACTIONS:
Class A
Issued	—	3,333
Reinvested	44	4

Change in Class A Shares	44	3,337

Class C
Issued	—	3,333
Reinvested	32	2

Change in Class C Shares	32	3,335

Class R5
Issued	—	3,333
Reinvested	59	13

Change in Class R5 Shares	59	3,346

Select Class
Issued	—	656,667
Reinvested	10,348	1,433

Change in Select Class Shares	10,348	658,100

SEE NOTES TO FINANCIAL STATEMENTS.

13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate
Alternative Strategies Fund
Class A
Year Ended June 30, 2012	$15.33	$0.11	$(0.42)	$(0.31)	$(0.10)	$(0.09)	$(0.19)	$14.83	(1.99)%	$50,126	0.82%	0.70%	2.82%	71%
July 1, 2010 (e) through June 30, 2011	15.00	(0.01)	0.36	0.35	(0.01)	(0.01)	(0.02)	15.33	2.31	51,162	0.67	(0.09)	3.58	73
Class C
Year Ended June 30, 2012	15.26	0.03	(0.41)	(0.38)	(0.05)	(0.09)	(0.14)	14.74	(2.49)	49,630	1.32	0.21	3.32	71
July 1, 2010 (e) through June 30, 2011	15.00	(0.09)	0.36	0.27	— (f)	(0.01)	(0.01)	15.26	1.80	50,907	1.17	(0.59)	4.07	73
Class R5
Year Ended June 30, 2012	15.36	0.17	(0.42)	(0.25)	(0.17)	(0.09)	(0.26)	14.85	(1.60)	50,580	0.37	1.16	2.37	71
July 1, 2010 (e) through June 30, 2011	15.00	0.05	0.37	0.42	(0.05)	(0.01)	(0.06)	15.36	2.78	51,391	0.22	0.36	3.12	73
Select Class
Year Ended June 30, 2012	15.35	0.14	(0.41)	(0.27)	(0.14)	(0.09)	(0.23)	14.85	(1.74)	9,924,394	0.57	0.96	2.57	71
July 1, 2010 (e) through June 30, 2011	15.00	0.02	0.36	0.38	(0.02)	(0.01)	(0.03)	15.35	2.56	10,103,917	0.42	0.16	3.33	73

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide capital appreciation and deliver a return that has a low correlation to U.S. stock and bond markets.

The Fund commenced operations on July 1, 2010. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

15

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,525,226	$567,540	$—	$10,092,766

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Obligations. Please refer to the SOI for industry specifics of portfolio holdings.

16

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Investment Transactions with Affiliates — The Fund invests in Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates:

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$120,417	$353,856	$237,000	$(7,349)	$17,914	12,225	$196,092
Highbridge Statistical Market Neutral Fund, Select Class Shares	1,917,422	181,600	939,000	(39,462)	—	73,176	1,082,268
JPMorgan Credit Opportunities Fund, Select Class Shares	66,648	125,791	36,000	(283)	4,176	15,581	159,390
JPMorgan Emerging Economies Fund, Select Class Shares	—	532,284	369,000	31,672	6,984	15,676	193,910
JPMorgan Emerging Markets Debt Fund, Select Class Shares	68,242	371,463	35,000	1,578	18,163	50,302	423,040
JPMorgan Equity Income Fund, Select Class Shares	—	297,659	—	—	1,660	30,240	301,185
JPMorgan Floating Rate Income Fund, Select Class Shares	—	423,924	9,000	136	12,593	43,292	423,397
JPMorgan Global Natural Resources Fund, Select Class Shares	100,280	430,448	373,500	(17,437)	1,747	10,538	112,015
JPMorgan High Yield Fund, Select Class Shares	65,289	397,198	42,000	6,730	18,766	54,035	425,259
JPMorgan Inflation Managed Bond Fund, Select Class Shares	1,521,218	262,025	243,000	14,649	34,390	145,931	1,557,081
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	1,939,893	181,600	1,010,000	(1,774)	—	110,781	1,087,866
JPMorgan Prime Money Market Fund, Class Institutional Class Shares	639,703	3,609,535	3,613,032	—	866	636,206	636,206
JPMorgan Realty Income Fund, Class Institutional Class Shares	69,454	385,880	223,000	16,169	5,881	25,103	289,688
JPMorgan Research Market Neutral Fund, Select Class Shares	1,927,946	182,601	959,000	(41,611)	—	73,881	1,063,889
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	65,185	74,621	32,000	553	2,862	9,172	106,208
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	224,064	610,781	436,000	(21,466)	2,881	18,651	399,884
Security Capital U.S. Core Real Estate Securities Fund, Select Class Shares	—	100,921	—	—	388	6,386	105,169

Total	$8,725,761			$(57,895)	$129,271		$8,562,547

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

17

The Fund bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
$—	$7,205	$(7,205)

The reclassifications for the Fund relate primarily to investments in partnerships, distributions received from investments in regulated investment companies and distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

18

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co., serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that the total annual operating expenses of the Fund and Underlying Funds (excluding dividend expenses related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan incurred by the Fund and any Underlying Fund and acquired fund fees incurred by an Underlying Fund) exceed the percentage of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.75%	2.25%	1.30%	1.50%

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

19

For the year ended June 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$40,604	$8,907	$5,077	$54,588	$147,735

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended June 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$6,727,868	$6,446,109	$12,570	$227,992

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,170,572	$223,500	$301,306	$(77,806)
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to partnership basis outstanding and wash sale loss deferrals.

20

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$152,561	$1,981	$154,542

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows:

Ordinary Income	Total Distributions Paid
$21,965	$21,965

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$44,362	$940	$(77,806)

The cumulative timing differences primarily consist of trustee deferred compensation, post-October loss deferrals, partnership basis outstanding and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the Fund did not have any post-enactment or pre-enactment net capital loss carryforwards.

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2012 the Fund deferred to July 1, 2012 post-October capital losses of:

Late Year Ordinary Loss Deferral	Short-Term	Long-Term
$—	$—	$69,126

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

21

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s Advisor.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies, including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Alternative Strategies Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

23

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

24

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

26

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$1,018.70	$4.32	0.86%
Hypothetical	1,000.00	1,020.59	4.32	0.86

Class C
Actual	1,000.00	1,015.90	6.82	1.36
Hypothetical	1,000.00	1,018.10	6.82	1.36

Class R5
Actual	1,000.00	1,020.20	2.06	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41

Select Class
Actual	1,000.00	1,019.90	3.06	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

27

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

7.61% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012.

Long Term Capital Gain Designation – 15%

The Fund hereby designates $1,981 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $152,561 of ordinary income distributions was treated as qualified dividends.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2012, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are $26,646 and $926, respectively.

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2012. These shareholders will receive more detailed information along with 2012 Form 1099-DIV.

Treasury Income

19.18% of income was earned from direct U.S. Treasury Obligations for the fiscal year ended June 30, 2012.

28

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account balances

•   transaction history and account transactions

•   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•   open an account or provide contact information

•   give us your account information or pay us by check

•   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P.Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

J.P. Morgan Funds

June 30, 2012

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S.

large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	1.53%
S&P 500 Index	5.45%
Diversified Composite Benchmark	6.70%

Net Assets as of 6/30/2012 (In Thousands)	$650,622

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

The reporting period began amid uncertainty surrounding global economic growth and fears about the ability of policy makers to respond in a coordinated and effective manner, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. and international stock prices in the third quarter of 2011 and led investors to rotate into what they perceived to be the relative safety of U.S. Treasury securities. In the fourth quarter of 2011, better-than-expected economic data helped investors regain their appetite for risk and equities began to rally, maintaining this positive momentum until the second quarter of 2012 when concerns about the European debt crisis sparked another sell off.

While fears of systemic risk from Europe’s debt crisis weighed on stocks in most parts of the world, the drag on stock prices was more pronounced in international markets. Meanwhile, emerging market stocks were also hurt by concerns that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. Despite disappointing employment figures in June, U.S. economic data was generally positive during the twelve-month period, which helped U.S. stocks outperform international and emerging markets equities.

U.S. stocks, as measured by the S&P 500 Index, returned 5.45% for the twelve months ended June 30, 2012. U.S. bonds, as measured by the Barclays Capital U.S. Aggregate Index, gained 7.47% during the same period. After underperforming U.S. Treasury securities and investment grade bonds in the third quarter of 2011, high yield fixed income securities (also known as “junk bonds”) rebounded and performed strongly for the remainder of the reporting period. Real estate securities performed strongly, supported by a recovery in commercial real estate and an improving outlook for the U.S. housing sector. Emerging markets debt securities were supported by strong inflows into the asset class as investors searched for sources of attractive yield.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invested in a mix of domestic, international, and emerging market equities and fixed income securities, underperformed the S&P 500 Index, which is comprised solely of U.S. equities, as international and emerging market equities underperformed U.S. equities for the twelve months ended June 30, 2012.

The Fund’s investments in international and emerging market equities also hurt its relative performance versus its composite benchmark, a blend of equity and fixed income benchmarks consisting of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Fund’s shorter-term tactical asset allocation decisions also detracted from its relative performance versus the composite benchmark, most notably the Fund’s overweight of equities relative to fixed income investments.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts (REITs), international equity (including emerging markets equities) and U.S. and international fixed income. Among fixed-income securities, the Fund’s portfolio managers preferred high yield bonds, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	JUNE 30, 2012

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	6.3%
2.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	2.4
3.	JPMorgan Realty Income Fund, Institutional Class Shares	2.1
4.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	1.9
5.	Apple, Inc.	1.8
6.	JPMorgan International Realty Fund, Select Class Shares	1.0
7.	Wells Fargo & Co.	0.9
8.	U.S. Treasury Bonds, 6.250%, 08/15/23	0.9
9.	Exxon Mobil Corp.	0.8
10.	Microsoft Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Investment Companies	13.8%
Financials	13.1
Consumer Discretionary	9.9
Information Technology	9.6
Collateralized Mortgage Obligations	7.6
Health Care	7.0
Industrials	6.9
Energy	6.7
Consumer Staples	5.1
U.S. Treasury Obligations	3.8
Materials	3.1
Utilities	2.7
Asset-Backed Securities	2.5
Telecommunication Services	2.1
Mortgage Pass-Through Securities	1.0
Others (each less than 1.0%)	0.7
Short-Term Investments	4.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		1.04%	2.54%	5.63%
With Sales Charge*		(3.50)	1.60	5.14
CLASS B SHARES	3/24/03
Without CDSC		0.52	2.02	5.17
With CDSC**		(4.48)	1.65	5.17
CLASS C SHARES	3/24/03
Without CDSC		0.49	2.02	5.10
With CDSC***		(0.51)	2.02	5.10
INSTITUTIONAL CLASS SHARES	9/10/93	1.53	3.06	6.16
SELECT CLASS SHARES	9/10/01	1.27	2.82	5.90

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (06/30/02 TO 06/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500

Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of the S&P 500 Index (60%) and the Barclays Capital U.S. Aggregate Index (40%). The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2012

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 58.8%
	Consumer Discretionary — 8.9%
	Auto Components — 0.5%
24	Allison Transmission Holdings, Inc. (m)	414
5	BorgWarner, Inc. (a)	332
10	Bridgestone Corp., (Japan)	237
4	Continental AG, (Germany)	308
3	Dana Holding Corp.	36
1	Hyundai Mobis, (South Korea)	143
53	Johnson Controls, Inc.	1,470
21	Spartan Motors, Inc.	111
1	Superior Industries International, Inc.	10
1	TRW Automotive Holdings Corp. (a)	48

		3,109

	Automobiles — 1.2%
192	Astra International Tbk PT, (Indonesia)	141
6	Bayerische Motoren Werke AG, (Germany)	413
174	Dongfeng Motor Group Co., Ltd., (China), Class H	272
45	Ford Motor Co.	430
74	General Motors Co. (a)	1,468
115	Great Wall Motor Co., Ltd., (China), Class H	231
13	Harley-Davidson, Inc.	598
38	Honda Motor Co., Ltd., (Japan)	1,323
2	Hyundai Motor Co., (South Korea)	511
5	Kia Motors Corp., (South Korea)	338
65	Nissan Motor Co., Ltd., (Japan)	614
13	Tata Motors Ltd., (India), ADR	277
9	Tesla Motors, Inc. (a)	285
18	Toyota Motor Corp., (Japan)	714
61	UMW Holdings Bhd, (Malaysia)	176

		7,791

	Distributors — 0.1%
7	Genuine Parts Co.	409
16	Imperial Holdings Ltd., (South Africa)	329

		738

	Diversified Consumer Services — 0.1%
5	Coinstar, Inc. (a)	309
5	H&R Block, Inc.	86
1	Mac-Gray Corp.	20
3	Regis Corp.	61
1	Weight Watchers International, Inc.	62

		538

	Hotels, Restaurants & Leisure — 1.2%
10	Accor S.A., (France)	321
9	Ameristar Casinos, Inc. (m)	162
3	Bally Technologies, Inc. (a)	126

SHARES		SECURITY DESCRIPTION	VALUE($)

		Hotels, Restaurants & Leisure — Continued
1		Biglari Holdings, Inc. (a)	309
4		Brinker International, Inc.	124
16		Carnival Corp.	545
2		CEC Entertainment, Inc.	62
—	(h)	DineEquity, Inc. (a)	4
37		InterContinental Hotels Group plc, (United Kingdom)	888
28		International Game Technology	436
3		Interval Leisure Group, Inc.	65
9		Kangwon Land, Inc., (South Korea)	194
9		Las Vegas Sands Corp.	407
14		Marriott International, Inc., Class A	557
5		McDonald’s Corp.	485
5		Monarch Casino & Resort, Inc. (a)	48
8		Multimedia Games Holding Co., Inc. (a)	109
4		PF Chang’s China Bistro, Inc.	206
3		Red Robin Gourmet Burgers, Inc. (a)	101
1		Royal Caribbean Cruises Ltd.	39
181		Sands China Ltd., (China)	583
138		SJM Holdings Ltd., (Hong Kong)	259
10		Sodexo, (France)	782
12		Starbucks Corp.	623
13		Town Sports International Holdings, Inc. (a)	170
3		Wyndham Worldwide Corp.	137
7		Yum! Brands, Inc.	433

			8,175

		Household Durables — 0.5%
11		American Greetings Corp., Class A (m)	158
40		Arcelik AS, (Turkey)	201
6		Blyth, Inc.	190
3		CSS Industries, Inc.	58
16		D.R. Horton, Inc.	297
3		Jarden Corp.	113
9		Leggett & Platt, Inc.	188
8		Lennar Corp., Class A	252
5		Lifetime Brands, Inc.	67
27		MRV Engenharia e Participacoes S.A., (Brazil)	126
1		Newell Rubbermaid, Inc.	15
—	(h)	NVR, Inc. (a)	359
35		PulteGroup, Inc. (a)	380
6		Ryland Group, Inc. (The)	157
342		Skyworth Digital Holdings Ltd., (Hong Kong)	153
14		Toll Brothers, Inc. (a)	410
79		Turkiye Sise ve Cam Fabrikalari AS, (Turkey)	130

			3,254

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet & Catalog Retail — 0.5%
8		Amazon.com, Inc. (a) (m)	1,919
13		Expedia, Inc.	630
8		HomeAway, Inc. (a)	170
9		Overstock.com, Inc. (a)	61
9		PetMed Express, Inc.	107
1		priceline.com, Inc. (a)	346

			3,233

		Leisure Equipment & Products — 0.1%
3		Arctic Cat, Inc. (a)	113
18		Brunswick Corp.	390
18		JAKKS Pacific, Inc.	287

			790

		Media — 1.9%
25		Belo Corp., Class A	163
40		CBS Corp. (Non-Voting), Class B	1,301
1		Cinemark Holdings, Inc.	30
13		Clear Channel Outdoor Holdings, Inc., Class A (a)	77
56		Comcast Corp., Class A	1,801
25		DIRECTV, Class A (a)	1,200
2		DISH Network Corp., Class A	51
29		Entercom Communications Corp., Class A (a)	172
1		Fisher Communications, Inc. (a)	21
21		Gannett Co., Inc.	302
5		Journal Communications, Inc., Class A (a)	24
9		Nexstar Broadcasting Group, Inc., Class A (a)	61
3		Outdoor Channel Holdings, Inc.	25
28		Pearson plc, (United Kingdom)	559
7		Scholastic Corp.	203
19		Sinclair Broadcast Group, Inc., Class A	175
11		Time Warner Cable, Inc.	907
90		Time Warner, Inc.	3,482
6		Viacom, Inc., Class B	292
11		Walt Disney Co. (The)	545
—	(h)	Washington Post Co. (The), Class B	179
50		WPP plc, (Ireland)	609

			12,179

		Multiline Retail — 0.5%
4		Bon-Ton Stores, Inc. (The)	32
7		Dillard’s, Inc., Class A	433
17		Kohl’s Corp.	787
13		Macy’s, Inc.	433
66		Marks & Spencer Group plc, (United Kingdom)	335
3		PPR, (France)	454
16		Target Corp.	925

			3,399

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.6%
1	Ascena Retail Group, Inc. (a)	13
3	AutoZone, Inc. (a)	1,000
9	Bed Bath & Beyond, Inc. (a)	580
411	Belle International Holdings Ltd., (Hong Kong)	704
2	Best Buy Co., Inc.	48
2	CarMax, Inc. (a)	51
17	Conn’s, Inc. (a)	252
6	Finish Line, Inc. (The), Class A	119
4	Foot Locker, Inc.	119
1	Group 1 Automotive, Inc.	23
58	Home Depot, Inc. (The)	3,052
9	Inditex S.A., (Spain)	948
90	Kingfisher plc, (United Kingdom)	406
46	Lowe’s Cos., Inc.	1,302
3	Nitori Holdings Co., Ltd., (Japan)	279
6	PetSmart, Inc.	423
1	Rent-A-Center, Inc.	24
21	Sally Beauty Holdings, Inc. (a)	535
1	Tilly’s, Inc., Class A (a)	18
5	TJX Cos., Inc.	196
9	Williams-Sonoma, Inc.	301

		10,393

	Textiles, Apparel & Luxury Goods — 0.7%
20	Burberry Group plc, (United Kingdom)	407
10	Cie Financiere Richemont S.A., (Switzerland), Class A	572
6	Coach, Inc.	358
18	Fifth & Pacific Cos., Inc. (a)	196
8	Lululemon Athletica, Inc., (Canada) (a)	492
4	LVMH Moet Hennessy Louis Vuitton S.A., (France)	624
11	Michael Kors Holdings Ltd., (Hong Kong) (a)	473
1	PVH Corp.	62
7	V.F. Corp.	908
7	Wolverine World Wide, Inc.	279

		4,371

	Total Consumer Discretionary	57,970

	Consumer Staples — 4.4%
	Beverages — 0.8%
11	Anheuser-Busch InBev N.V., (Belgium)	897
3	Carlsberg A/S, (Denmark), Class B	259
3	Central European Distribution Corp., (Poland) (a)	8
26	Coca-Cola Co. (The)	2,059
2	Coca-Cola Enterprises, Inc.	65
8	Constellation Brands, Inc., Class A (a)	213

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Beverages — Continued
3	Diageo plc, (United Kingdom), ADR	299
1	Dr. Pepper Snapple Group, Inc.	49
5	Monster Beverage Corp. (a)	356
5	Pernod-Ricard S.A., (France)	537
15	SABMiller plc, (United Kingdom)	606

		5,348

	Food & Staples Retailing — 0.4%
1	Arden Group, Inc., Class A	43
8	CVS Caremark Corp.	363
17	Kroger Co. (The)	394
160	Rite Aid Corp. (a)	224
33	SUPERVALU, Inc.	170
110	Tesco plc, (United Kingdom)	534
20	Walgreen Co.	580
3	Wal-Mart Stores, Inc.	206

		2,514

	Food Products — 1.4%
24	Archer-Daniels-Midland Co.	702
32	AVI Ltd., (South Africa)	196
4	B&G Foods, Inc.	93
17	BRF — Brasil Foods S.A., (Brazil), ADR	256
1	Bunge Ltd.	82
4	Campbell Soup Co.	138
280	Chaoda Modern Agriculture Holdings Ltd., (Hong Kong) (a) (f) (i)	—
255	Charoen Pokphand Foods PCL, (Thailand)	312
4	ConAgra Foods, Inc.	111
19	General Mills, Inc.	713
1	JM Smucker Co. (The)	57
3	Kellogg Co.	139
6	Kernel Holding S.A., (Ukraine) (a)	116
39	Kraft Foods, Inc., Class A	1,519
34	Nestle S.A., (Switzerland)	2,006
21	Smart Balance, Inc. (a)	194
99	Thai Union Frozen Products PCL, (Thailand)	224
9	Tiger Brands Ltd., (South Africa)	259
4	Tyson Foods, Inc., Class A	80
56	Unilever N.V., (Netherlands), CVA	1,870

		9,067

	Household Products — 0.6%
6	Clorox Co. (The)	463
4	Colgate-Palmolive Co.	435
1	Energizer Holdings, Inc. (a)	106
6	Kimberly-Clark Corp.	515
37	Procter & Gamble Co. (The)	2,287

		3,806

SHARES		SECURITY DESCRIPTION	VALUE($)

		Personal Products — 0.1%
33		Hengan International Group Co., Ltd., (China)	317
4		Herbalife Ltd., (Cayman Islands)	198
—	(h)	Nu Skin Enterprises, Inc., Class A	5
6		Prestige Brands Holdings, Inc. (a)	93
2		USANA Health Sciences, Inc. (a)	82

			695

		Tobacco — 1.1%
8		Altria Group, Inc. (m)	267
35		British American Tobacco plc, (United Kingdom)	1,798
17		Imperial Tobacco Group plc, (United Kingdom)	659
51		Japan Tobacco, Inc., (Japan)	1,517
2		Lorillard, Inc.	233
26		Philip Morris International, Inc.	2,259
8		Universal Corp.	357

			7,090

		Total Consumer Staples	28,520

		Energy — 6.1%
		Energy Equipment & Services — 0.7%
1		Baker Hughes, Inc.	54
28		Cal Dive International, Inc. (a)	82
12		Cameron International Corp. (a)	507
2		Dresser-Rand Group, Inc. (a)	85
4		Dril-Quip, Inc. (a)	236
14		Ensco plc, (United Kingdom), Class A	645
7		Forum Energy Technologies, Inc. (a)	130
1		Geokinetics, Inc. (a)	—	(h)
8		Halliburton Co.	231
13		Helix Energy Solutions Group, Inc. (a)	221
1		Hercules Offshore, Inc. (a)	2
3		ION Geophysical Corp. (a)	20
—	(h)	National Oilwell Varco, Inc.	10
1		Parker Drilling Co. (a)	3
27		Schlumberger Ltd.	1,777
3		Superior Energy Services, Inc. (a)	51
5		Technip S.A., (France)	496

			4,550

		Oil, Gas & Consumable Fuels — 5.4%
8		Anadarko Petroleum Corp. (m)	509
1		Apache Corp. (m)	102
102		BG Group plc, (United Kingdom)	2,095
21		Cairn India Ltd., (India) (a)	114
2		Chesapeake Energy Corp.	38
17		Chevron Corp.	1,825
58		China Shenhua Energy Co., Ltd., (China), Class H	205

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Oil, Gas & Consumable Fuels — Continued
1		Clayton Williams Energy, Inc. (a)	24
8		Cloud Peak Energy, Inc. (a)	127
666		CNOOC Ltd., (China)	1,343
7		Concho Resources, Inc. (a)	558
5		ConocoPhillips	285
1		Contango Oil & Gas Co. (a)	35
3		CVR Energy, Inc. (a)	74
9		Delek U.S. Holdings, Inc.	158
6		Denbury Resources, Inc. (a)	98
16		Devon Energy Corp.	928
28		Dragon Oil plc, (United Arab Emirates)	240
12		Energen Corp.	551
13		Energy Partners Ltd. (a)	218
4		Energy XXI Bermuda Ltd., (Bermuda)	125
16		EOG Resources, Inc.	1,453
2		EQT Corp.	84
12		Exxaro Resources Ltd., (South Africa)	287
62		Exxon Mobil Corp.	5,340
—	(h)	Isramco, Inc. (a)	11
58		JX Holdings, Inc., (Japan)	297
10		KazMunaiGas Exploration Production JSC, (Kazakhstan), Reg. S, GDR	161
23		Kinder Morgan, Inc.	753
9		Laredo Petroleum Holdings, Inc. (a)	179
8		Lukoil OAO, (Russia), ADR	442
22		Marathon Oil Corp.	557
5		Marathon Petroleum Corp.	213
1		McMoRan Exploration Co. (a)	18
1		Murphy Oil Corp.	29
11		NuStar GP Holdings LLC	351
38		Occidental Petroleum Corp.	3,295
6		Pacific Rubiales Energy Corp.	132
10		Peabody Energy Corp.	256
344		PetroChina Co., Ltd., (China), Class H	445
12		Petroleo Brasileiro S.A., (Brazil), ADR	224
7		Petroquest Energy, Inc. (a)	36
9		Phillips 66 (a)	302
10		Pioneer Natural Resources Co.	866
35		PTT PCL, (Thailand)	363
9		QEP Resources, Inc.	258
10		Range Resources Corp.	590
3		Renewable Energy Group, Inc. (a)	20
101		Royal Dutch Shell plc, (Netherlands), Class A	3,420
9		Sasol Ltd., (South Africa)	380
2		SK Innovation Co., Ltd., (South Korea)	283
16		Southwestern Energy Co. (a)	508

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
4		Stone Energy Corp. (a)	106
2		Swift Energy Co. (a)	43
10		Tatneft, (Russia), ADR	323
13		Teekay Corp., (Bermuda)	384
21		Total S.A., (France)	954
40		Tullow Oil plc, (United Kingdom)	914
12		Tupras Turkiye Petrol Rafinerileri AS, (Turkey)	247
14		VAALCO Energy, Inc. (a)	124
12		Valero Energy Corp.	301
14		W&T Offshore, Inc.	213
1		Western Refining, Inc.	22
—	(h)	Westmoreland Coal Co. (a)	2
15		Williams Cos., Inc. (The)	431

			35,269

		Total Energy	39,819

		Financials — 10.5%
		Capital Markets — 1.2%
2		Affiliated Managers Group, Inc. (a) (m)	208
26		Ameriprise Financial, Inc. (m)	1,351
4		Bank of New York Mellon Corp. (The)	86
—	(h)	BlackRock, Inc.	20
30		Charles Schwab Corp. (The)	392
18		Credit Suisse Group AG, (Switzerland) (a)	337
2		Federated Investors, Inc., Class B	50
—	(h)	Franklin Resources, Inc.	38
15		Goldman Sachs Group, Inc. (The)	1,461
51		ICAP plc, (United Kingdom)	270
51		Invesco Ltd.	1,152
14		Investment Technology Group, Inc. (a)	127
—	(h)	Janus Capital Group, Inc.	3
3		KBW, Inc.	46
15		Legg Mason, Inc.	385
69		Man Group plc, (United Kingdom)	83
18		Morgan Stanley	257
6		State Street Corp.	283
6		T. Rowe Price Group, Inc.	397
27		TD Ameritrade Holding Corp.	463
—	(h)	W.P. Carey & Co. LLC	1

			7,410

		Commercial Banks — 3.7%
2		1st Source Corp.	43
29		Australia & New Zealand Banking Group Ltd., (Australia)	652
4		BancFirst Corp.	176
42		Banco Bilbao Vizcaya Argentaria S.A., (Spain)	297

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
72	Banco Santander S.A., (Spain)	479
9	BancorpSouth, Inc.	131
2	Banner Corp.	42
143	Barclays plc, (United Kingdom)	367
3	BBCN Bancorp, Inc. (a)	33
8	BNP Paribas S.A., (France)	320
4	Cathay General Bancorp	58
1	Chemical Financial Corp.	28
1,074	China Construction Bank Corp., (China), Class H	742
163	China Merchants Bank Co., Ltd., (China), Class H	309
317	China Minsheng Banking Corp., Ltd., (China), Class H	284
1	Citizens & Northern Corp.	9
4	City Holding Co.	141
5	City National Corp.	223
3	CoBiz Financial, Inc.	17
6	Comerica, Inc.	199
2	Cullen/Frost Bankers, Inc.	115
15	DGB Financial Group, Inc., (South Korea)	182
16	Fifth Third Bancorp	217
4	Financial Institutions, Inc.	62
25	First Commonwealth Financial Corp.	170
3	First Financial Bancorp	46
2	First Interstate Bancsystem, Inc.	24
1	First Merchants Corp.	12
2	First Niagara Financial Group, Inc.	16
6	FNB Corp.	64
9	Hana Financial Group, Inc., (South Korea)	294
12	HDFC Bank Ltd., (India), ADR	402
2	Heartland Financial USA, Inc.	46
274	HSBC Holdings plc, (United Kingdom)	2,418
15	Huntington Bancshares, Inc.	94
1,478	Industrial & Commercial Bank of China, (China), Class H	829
156	Intesa Sanpaolo S.p.A., (Italy)	222
7	KeyCorp	56
6	M&T Bank Corp.	528
2	MainSource Financial Group, Inc.	27
2	MetroCorp Bancshares, Inc. (a)	17
133	Mitsubishi UFJ Financial Group, Inc., (Japan)	637
1	OmniAmerican Bancorp, Inc. (a)	24
10	Oriental Financial Group, Inc.	115
3	PacWest Bancorp	62
5	PNC Financial Services Group, Inc.	293
39	Sberbank of Russia, (Russia), ADR	420
2	Sierra Bancorp	21

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
3	Simmons First National Corp., Class A	58
9	Societe Generale S.A., (France) (a)	206
10	Southwest Bancorp, Inc. (a)	89
67	Standard Chartered plc, (United Kingdom)	1,461
1	StellarOne Corp.	12
5	Suffolk Bancorp (a)	69
17	Sumitomo Mitsui Financial Group, Inc., (Japan)	571
32	SunTrust Banks, Inc.	766
6	Susquehanna Bancshares, Inc.	57
1	SVB Financial Group (a)	59
22	Swedbank AB, (Sweden), Class A	353
9	TCF Financial Corp.	104
98	Turkiye Garanti Bankasi AS, (Turkey)	384
19	Turkiye Halk Bankasi AS, (Turkey)	147
41	U.S. Bancorp	1,325
1	UMB Financial Corp.	56
185	Wells Fargo & Co.	6,201
3	West Bancorp, Inc.	25
1	Westamerica Bancorp	52
6	Wilshire Bancorp, Inc. (a)	32
26	Woori Finance Holdings Co., Ltd., (South Korea)	288

		24,278

	Consumer Finance — 0.6%
18	American Express Co. (m)	1,076
23	Capital One Financial Corp.	1,240
120	Compartamos S.A.B. de C.V., (Mexico)	140
2	Credit Acceptance Corp. (a)	152
12	DFC Global Corp. (a)	213
20	Discover Financial Services	694
4	World Acceptance Corp. (a)	250

		3,765

	Diversified Financial Services — 1.1%
37	African Bank Investments Ltd., (South Africa)	165
236	Bank of America Corp.	1,932
71	Citigroup, Inc.	1,938
5	CME Group, Inc.	1,308
10	Deutsche Boerse AG, (Germany)	545
96	ING Groep N.V., (Netherlands), CVA (a)	643
2	IntercontinentalExchange, Inc.	260
4	Marlin Business Services Corp.	57
11	Moody’s Corp.	401
6	PHH Corp. (a)	100

		7,349

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 2.5%
21		ACE Ltd., (Switzerland)	1,565
2		Alleghany Corp. (a) (m)	524
7		Allianz SE, (Germany)	672
3		Allied World Assurance Co. Holdings AG, (Switzerland)	199
4		Allstate Corp. (The) (m)	137
12		American Equity Investment Life Holding Co. (m)	127
22		American International Group, Inc. (a) (m)	698
7		Amtrust Financial Services, Inc. (m)	220
1		Aspen Insurance Holdings Ltd., (Bermuda)	29
1		Assurant, Inc.	49
33		AXA S.A., (France)	435
7		Axis Capital Holdings Ltd., (Bermuda)	242
—	(h)	Berkshire Hathaway, Inc., Class A (a)	625
3		Berkshire Hathaway, Inc., Class B (a)	289
16		CNO Financial Group, Inc.	126
—	(h)	Dai-ichi Life Insurance Co., Ltd. (The), (Japan)	334
5		Dongbu Insurance Co., Ltd., (South Korea)	189
6		Endurance Specialty Holdings Ltd., (Bermuda)	218
3		Everest Re Group Ltd., (Bermuda)	286
7		Hartford Financial Services Group, Inc.	124
5		Lincoln National Corp.	101
26		Loews Corp.	1,047
3		Meadowbrook Insurance Group, Inc.	26
69		MetLife, Inc.	2,120
2		Navigators Group, Inc. (The) (a)	85
26		Old Republic International Corp.	211
9		OneBeacon Insurance Group Ltd., Class A	116
77		Ping An Insurance Group Co. of China Ltd., (China), Class H	619
4		Platinum Underwriters Holdings Ltd., (Bermuda)	143
2		ProAssurance Corp.	151
4		Protective Life Corp.	127
18		Prudential Financial, Inc.	889
112		Prudential plc, (United Kingdom)	1,297
9		Swiss Re AG, (Switzerland) (a)	554
6		Symetra Financial Corp.	81
8		Travelers Cos., Inc. (The)	504
15		Unum Group	293
6		W.R. Berkley Corp.	218
4		XL Group plc, (Ireland)	92
3		Zurich Insurance Group AG, (Switzerland) (a)	678

			16,440

		Real Estate Investment Trusts (REITs) — 0.9%
8		Agree Realty Corp. (m)	172
1		Alexandria Real Estate Equities, Inc. (m)	103

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — Continued
—	(h)	American Campus Communities, Inc. (m)	1
16		Anworth Mortgage Asset Corp. (m)	114
2		Apartment Investment & Management Co., Class A (m)	65
2		Ashford Hospitality Trust, Inc.	13
1		Associated Estates Realty Corp.	10
2		BioMed Realty Trust, Inc.	36
19		Capstead Mortgage Corp.	257
11		CBL & Associates Properties, Inc.	205
13		Coresite Realty Corp.	328
24		Cousins Properties, Inc.	184
16		CreXus Investment Corp.	164
6		CubeSmart	74
9		DCT Industrial Trust, Inc.	55
5		DiamondRock Hospitality Co.	47
8		Duke Realty Corp.	116
2		EastGroup Properties, Inc.	101
2		Equity Lifestyle Properties, Inc.	169
—	(h)	Essex Property Trust, Inc.	36
18		Excel Trust, Inc.	212
5		Extra Space Storage, Inc.	144
1		First Industrial Realty Trust, Inc. (a)	18
2		HCP, Inc.	75
1		Health Care REIT, Inc.	29
3		Home Properties, Inc.	167
10		Hospitality Properties Trust	238
11		Host Hotels & Resorts, Inc.	177
5		LaSalle Hotel Properties	160
6		Lexington Realty Trust	47
3		Liberty Property Trust	93
7		LTC Properties, Inc.	254
1		Macerich Co. (The)	34
2		MFA Financial, Inc.	18
4		Mission West Properties, Inc.	38
1		National Retail Properties, Inc.	40
2		Pebblebrook Hotel Trust	43
5		Pennsylvania Real Estate Investment Trust	67
2		Post Properties, Inc.	108
7		Potlatch Corp.	208
13		Prologis, Inc.	428
1		PS Business Parks, Inc.	34
10		RAIT Financial Trust	48
8		Ramco-Gershenson Properties Trust	99
5		Rayonier, Inc.	242
2		Saul Centers, Inc.	103
1		Tanger Factory Outlet Centers	16

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
1	Taubman Centers, Inc.	93
2	Ventas, Inc.	133
41	Westfield Group, (Australia)	402

		6,018

	Real Estate Management & Development — 0.4%
7	Brookfield Asset Management, Inc., (Canada), Class A	245
39	Cheung Kong Holdings Ltd., (Hong Kong)	482
232	China Overseas Land & Investment Ltd., (Hong Kong)	546
131	Hang Lung Properties Ltd., (Hong Kong)	448
1	Howard Hughes Corp. (The) (a)	54
28	Mitsubishi Estate Co., Ltd., (Japan)	502

		2,277

	Thrifts & Mortgage Finance — 0.1%
3	Astoria Financial Corp.	28
1	BankFinancial Corp.	5
3	Beneficial Mutual Bancorp, Inc. (a)	23
10	Capitol Federal Financial, Inc.	119
18	EverBank Financial Corp. (a)	191
3	OceanFirst Financial Corp.	40
9	Ocwen Financial Corp. (a)	160
25	People’s United Financial, Inc.	289
2	Washington Federal, Inc.	34

		889

	Total Financials	68,426

	Health Care — 6.6%
	Biotechnology — 1.0%
17	Achillion Pharmaceuticals, Inc. (a) (m)	105
7	Acorda Therapeutics, Inc. (a) (m)	170
10	Aegerion Pharmaceuticals, Inc. (a) (m)	148
4	Alexion Pharmaceuticals, Inc. (a) (m)	355
7	Amgen, Inc. (m)	522
11	Ariad Pharmaceuticals, Inc. (a)	191
6	ArQule, Inc. (a)	38
4	AVEO Pharmaceuticals, Inc. (a)	53
8	BioCryst Pharmaceuticals, Inc. (a)	31
17	Biogen Idec, Inc. (a)	2,474
12	Celgene Corp. (a)	742
8	Gilead Sciences, Inc. (a)	426
1	Incyte Corp., Ltd. (a)	27
5	OncoGenex Pharmaceutical, Inc. (a)	70
1	Onyx Pharmaceuticals, Inc. (a)	53
45	Orexigen Therapeutics, Inc. (a)	249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
18	Vertex Pharmaceuticals, Inc. (a)	992

		6,646

	Health Care Equipment & Supplies — 0.5%
9	Accuray, Inc. (a) (m)	62
2	AngioDynamics, Inc. (a) (m)	18
6	Baxter International, Inc.	304
1	Becton, Dickinson & Co.	43
16	CareFusion Corp. (a)	412
8	CONMED Corp.	221
33	Covidien plc, (Ireland)	1,776
12	Greatbatch, Inc. (a)	275
7	Hologic, Inc. (a)	121
9	Invacare Corp.	136
40	RTI Biologics, Inc. (a)	152

		3,520

	Health Care Providers & Services — 1.4%
1	Alliance HealthCare Services, Inc. (a) (m)	1
6	Amedisys, Inc. (a) (m)	76
4	AMERIGROUP Corp. (a) (m)	276
15	Cardinal Health, Inc.	651
3	CardioNet, Inc. (a)	7
1	Cigna Corp.	54
2	Community Health Systems, Inc. (a)	56
19	Cross Country Healthcare, Inc. (a)	82
5	Fresenius Medical Care AG & Co. KGaA, (Germany)	361
5	Gentiva Health Services, Inc. (a)	36
10	Health Net, Inc. (a)	231
23	Humana, Inc.	1,810
15	Lincare Holdings, Inc.	497
1	Magellan Health Services, Inc. (a)	54
11	McKesson Corp.	1,011
2	Molina Healthcare, Inc. (a)	42
9	National Healthcare Corp.	389
16	Skilled Healthcare Group, Inc., Class A (a)	103
28	Sun Healthcare Group, Inc. (a)	233
53	UnitedHealth Group, Inc.	3,091
2	WellCare Health Plans, Inc. (a)	117
1	WellPoint, Inc.	57

		9,235

	Health Care Technology — 0.0% (g)
14	MedAssets, Inc. (a)	188

	Life Sciences Tools & Services — 0.1%
39	Affymetrix, Inc. (a) (m)	184

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Life Sciences Tools & Services — Continued
6		Cambrex Corp. (a)	55
—	(h)	Life Technologies Corp. (a)	21
—	(h)	Mettler-Toledo International, Inc. (a)	47
17		Pacific Biosciences of California, Inc. (a)	36
1		Thermo Fisher Scientific, Inc.	54

			397

		Pharmaceuticals — 3.6%
9		Abbott Laboratories (m)	612
6		Allergan, Inc. (m)	595
22		Bayer AG, (Germany)	1,607
10		Bristol-Myers Squibb Co.	349
4		Cornerstone Therapeutics, Inc. (a)	23
85		GlaxoSmithKline plc, (United Kingdom)	1,939
3		Jazz Pharmaceuticals plc, (Ireland) (a)	139
36		Johnson & Johnson	2,425
5		MAP Pharmaceuticals, Inc. (a)	72
12		Medicis Pharmaceutical Corp., Class A	406
104		Merck & Co., Inc.	4,351
13		Mylan, Inc. (a)	274
11		Nektar Therapeutics (a)	85
13		Novartis AG, (Switzerland)	748
5		Novo Nordisk A/S, (Denmark), Class B	745
—	(h)	Perrigo Co.	27
180		Pfizer, Inc.	4,136
8		Roche Holding AG, (Switzerland)	1,414
11		Sanofi, (France)	867
22		Shire plc, (Ireland)	631
17		Teva Pharmaceutical Industries Ltd., (Israel), ADR	687
11		Valeant Pharmaceuticals International, Inc., (Canada) (a)	493
10		ViroPharma, Inc. (a)	242
7		Warner Chilcott plc, (Ireland), Class A (a)	122
6		Watson Pharmaceuticals, Inc. (a)	416

			23,405

		Total Health Care	43,391

		Industrials — 6.3%
		Aerospace & Defense — 0.9%
5		Cubic Corp.	221
15		European Aeronautic Defence and Space Co., N.V., (Netherlands)	518
18		GenCorp, Inc. (a)	120
7		General Dynamics Corp.	442
30		Honeywell International, Inc.	1,689
44		Meggitt plc, (United Kingdom)	268
6		Taser International, Inc. (a)	30

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
4	TransDigm Group, Inc. (a)	537
30	United Technologies Corp.	2,250

		6,075

	Air Freight & Logistics — 0.1%
1	FedEx Corp.	92
11	Pacer International, Inc. (a)	59
1	Park-Ohio Holdings Corp. (a)	19
5	United Parcel Service, Inc., Class B	411
17	Yamato Holdings Co., Ltd., (Japan)	269

		850

	Airlines — 0.1%
7	Alaska Air Group, Inc. (a) (m)	244
10	Hawaiian Holdings, Inc. (a)	64
17	Republic Airways Holdings, Inc. (a)	96
11	Southwest Airlines Co.	101
2	U.S. Airways Group, Inc. (a)	23
5	United Continental Holdings, Inc. (a)	117

		645

	Building Products — 0.2%
8	Armstrong World Industries, Inc.	371
11	Daikin Industries Ltd., (Japan)	304
13	Gibraltar Industries, Inc. (a)	131
33	Masco Corp.	464
1	Trex Co., Inc. (a)	36

		1,306

	Commercial Services & Supplies — 0.1%
13	ACCO Brands Corp. (a) (m)	133
14	American Reprographics Co. (a) (m)	70
4	Deluxe Corp.	110
22	EnergySolutions, Inc. (a)	37
2	G&K Services, Inc., Class A	59
6	Intersections, Inc.	97
12	Knoll, Inc.	164
1	Portfolio Recovery Associates, Inc. (a)	91
6	Quad/Graphics, Inc.	84
1	Rollins, Inc.	22
1	Standard Parking Corp. (a)	24
2	Steelcase, Inc., Class A	15

		906

	Construction & Engineering — 0.2%
5	Argan, Inc.	76
3	Chicago Bridge & Iron Co. N.V., (Netherlands)	110
9	EMCOR Group, Inc.	253

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Construction & Engineering — Continued
15		Fluor Corp.	748

			1,187

		Electrical Equipment — 0.8%
25		ABB Ltd., (Switzerland) (a)	412
3		Acuity Brands, Inc. (m)	132
8		Cooper Industries plc	543
30		Emerson Electric Co.	1,402
79		Mitsubishi Electric Corp., (Japan)	661
5		Nidec Corp., (Japan)	373
3		Rockwell Automation, Inc.	201
20		Schneider Electric S.A., (France)	1,095

			4,819

		Industrial Conglomerates — 0.9%
—	(h)	3M Co.	21
23		Carlisle Cos., Inc.	1,203
34		General Electric Co.	713
53		Hutchison Whampoa Ltd., (Hong Kong)	460
5		Jardine Matheson Holdings Ltd., (Hong Kong)	253
11		Siemens AG, (Germany)	952
3		Standex International Corp.	128
34		Tyco International Ltd., (Switzerland)	1,790

			5,520

		Machinery — 1.2%
2		AGCO Corp. (a) (m)	101
1		Ampco-Pittsburgh Corp. (m)	9
20		Atlas Copco AB, (Sweden), Class A	437
1		Cascade Corp.	28
1		Cummins, Inc.	123
—	(h)	Deere & Co.	37
8		Douglas Dynamics, Inc.	110
1		Eaton Corp.	41
3		FANUC Corp., (Japan)	427
8		FreightCar America, Inc.	181
4		Hurco Cos., Inc. (a)	78
7		Illinois Tool Works, Inc.	381
7		Ingersoll-Rand plc, (Ireland)	312
9		Iochpe-Maxion S.A., (Brazil)	105
1		Kadant, Inc. (a)	16
21		Komatsu Ltd., (Japan)	489
53		Kubota Corp., (Japan)	490
7		Makita Corp., (Japan)	232
4		Mueller Industries, Inc.	179
1		NACCO Industries, Inc., Class A	58
4		Nordson Corp.	221

SHARES		SECURITY DESCRIPTION	VALUE($)

		Machinery — Continued
31		PACCAR, Inc.	1,201
12		Pall Corp.	655
4		Parker Hannifin Corp.	269
1		Proto Labs, Inc. (a)	14
7		Samsung Heavy Industries Co., Ltd., (South Korea)	240
8		Sauer-Danfoss, Inc.	262
3		SMC Corp., (Japan)	520
5		SPX Corp.	332
2		Stanley Black & Decker, Inc.	108
4		Trimas Corp. (a)	80

			7,736

		Professional Services — 0.3%
7		Barrett Business Services, Inc.	148
4		Dun & Bradstreet Corp. (The)	296
10		Equifax, Inc.	459
39		Experian plc, (Ireland)	550
12		Nielsen Holdings N.V. (a)	318
—	(h)	SGS S.A., (Switzerland)	435

			2,206

		Road & Rail — 0.9%
3		Arkansas Best Corp.	35
1		Celadon Group, Inc.	18
2		Con-way, Inc.	69
92		CSX Corp.	2,058
10		East Japan Railway Co., (Japan)	615
4		Heartland Express, Inc.	59
9		J.B. Hunt Transport Services, Inc.	552
5		Norfolk Southern Corp.	362
7		Old Dominion Freight Line, Inc. (a)	323
7		RailAmerica, Inc. (a)	157
10		Saia, Inc. (a)	212
10		Union Pacific Corp.	1,174

			5,634

		Trading Companies & Distributors — 0.6%
19		Air Lease Corp. (a) (m)	367
4		Aircastle Ltd.	49
3		Applied Industrial Technologies, Inc.	111
1		Interline Brands, Inc. (a)	20
64		Marubeni Corp., (Japan)	426
25		Mitsubishi Corp., (Japan)	501
29		Mitsui & Co., Ltd., (Japan)	434
1		MRC Global, Inc. (a)	13
2		MSC Industrial Direct Co., Inc., Class A	142

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — Continued
13	Rush Enterprises, Inc., Class A (a)	205
32	Sumitomo Corp., (Japan)	453
5	W.W. Grainger, Inc.	933
5	Watsco, Inc.	358

		4,012

	Transportation Infrastructure — 0.0% (g)
6	Wesco Aircraft Holdings, Inc. (a)	75

	Total Industrials	40,971

	Information Technology — 9.5%
	Communications Equipment — 0.9%
15	Arris Group, Inc. (a)	210
21	Aruba Networks, Inc. (a)	321
6	Aviat Networks, Inc. (a)	17
4	Black Box Corp.	115
25	Brocade Communications Systems, Inc. (a)	121
123	Cisco Systems, Inc.	2,120
3	Comtech Telecommunications Corp.	86
4	F5 Networks, Inc. (a)	396
5	InterDigital, Inc.	153
5	Oplink Communications, Inc. (a)	72
2	Plantronics, Inc.	57
33	QUALCOMM, Inc.	1,863
55	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	501

		6,032

	Computers & Peripherals — 2.4%
21	Apple, Inc. (a) (m)	12,040
3	Diebold, Inc.	118
3	Electronics for Imaging, Inc. (a)	42
41	EMC Corp. (a)	1,043
113	Fujitsu Ltd., (Japan)	541
2	Fusion-io, Inc. (a)	40
21	Hewlett-Packard Co.	418
6	Imation Corp. (a)	35
370	Lenovo Group Ltd., (China)	316
115	Lite-On Technology Corp., (Taiwan)	145
12	NetApp, Inc. (a)	374
2	SanDisk Corp. (a)	62
3	Western Digital Corp. (a)	76
180	Wistron Corp., (Taiwan)	222

		15,472

	Electronic Equipment, Instruments & Components — 0.4%
2	Agilysys, Inc. (a) (m)	18
2	Audience, Inc. (a)	40

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — Continued
17		Brightpoint, Inc. (a)	91
7		Checkpoint Systems, Inc. (a)	64
4		Coherent, Inc. (a)	173
113		Hitachi Ltd., (Japan)	697
17		Hon Hai Precision Industry Co., Ltd., (Taiwan)	51
159		Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	964
6		Murata Manufacturing Co., Ltd., (Japan)	295
8		Omron Corp., (Japan)	178
1		Richardson Electronics Ltd.	14
13		Vishay Intertechnology, Inc. (a)	126

			2,711

		Internet Software & Services — 0.6%
7		Ancestry.com, Inc. (a) (m)	187
2		Bazaarvoice, Inc. (a)	29
1		Demand Media, Inc. (a)	10
1		Demandware, Inc. (a)	26
9		Digital River, Inc. (a)	145
4		eBay, Inc. (a)	149
1		ExactTarget, Inc. (a)	22
5		Facebook, Inc., Class A (a)	171
4		Google, Inc., Class A (a)	2,146
3		IAC/InterActiveCorp.	128
1		LinkedIn Corp., Class A (a)	92
3		Move, Inc. (a)	25
4		NetEase, Inc., (China), ADR (a)	238
2		OpenTable, Inc. (a)	90
7		QuinStreet, Inc. (a)	60
5		Rackspace Hosting, Inc. (a)	225
1		Yahoo! Japan Corp., (Japan)	177

			3,920

		IT Services — 1.0%
1		Alliance Data Systems Corp. (a) (m)	101
4		CACI International, Inc., Class A (a)	226
8		Cognizant Technology Solutions Corp., Class A (a)	510
2		CSG Systems International, Inc. (a)	40
3		Fidelity National Information Services, Inc.	90
3		Genpact Ltd., (Bermuda) (a)	50
2		Heartland Payment Systems, Inc.	51
8		Infosys Ltd., (India), ADR	344
10		International Business Machines Corp.	1,998
—	(h)	Jack Henry & Associates, Inc.	12
5		Lender Processing Services, Inc.	121
3		MasterCard, Inc., Class A	1,260

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		IT Services — Continued
15		ServiceSource International, Inc. (a)	206
1		TNS, Inc. (a)	9
2		Unisys Corp. (a)	39
2		Vantiv, Inc., Class A (a)	51
11		VeriFone Systems, Inc. (a)	374
6		Visa, Inc., Class A	693

			6,175

		Office Electronics — 0.2%
31		Canon, Inc., (Japan)	1,237

		Semiconductors & Semiconductor Equipment — 2.0%
41		Altera Corp. (m)	1,375
8		Analog Devices, Inc. (m)	301
13		ARM Holdings plc, (United Kingdom), ADR	302
12		ASML Holding N.V., (Netherlands)	592
2		ATMI, Inc. (a) (m)	33
18		Avago Technologies Ltd., (Singapore)	657
16		Broadcom Corp., Class A (a)	531
3		Brooks Automation, Inc.	27
3		Cirrus Logic, Inc. (a)	91
2		Cymer, Inc. (a)	124
2		DSP Group, Inc. (a)	11
19		Freescale Semiconductor Ltd. (a)	193
12		GT Advanced Technologies, Inc. (a)	61
3		Integrated Device Technology, Inc. (a)	18
23		Intel Corp.	607
5		Intermolecular, Inc. (a)	39
—	(h)	KLA-Tencor Corp.	23
6		Kulicke & Soffa Industries, Inc. (a)	55
44		Lam Research Corp. (a)	1,642
5		Lattice Semiconductor Corp. (a)	20
37		LSI Corp. (a)	237
28		LTX-Credence Corp. (a)	187
1		M/A-COM Technology Solutions Holdings, Inc. (a)	15
1		Marvell Technology Group Ltd., (Bermuda)	17
14		Micrel, Inc.	132
13		Microchip Technology, Inc.	443
7		ON Semiconductor Corp. (a)	48
4		Photronics, Inc. (a)	26
40		Radiant Opto-Electronics Corp., (Taiwan) (a)	203
10		RF Micro Devices, Inc. (a)	41
4		Rudolph Technologies, Inc. (a)	32
2		Samsung Electronics Co., Ltd., (South Korea)	2,621
2		Semtech Corp. (a)	51
14		SK Hynix, Inc., (South Korea) (a)	300
5		STR Holdings, Inc. (a)	21

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — Continued
78		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (a)	1,096
25		Texas Instruments, Inc.	705
10		Xilinx, Inc.	329

			13,206

		Software — 2.0%
5		Adobe Systems, Inc. (a) (m)	163
9		Aspen Technology, Inc. (a)	211
—	(h)	BMC Software, Inc. (a)	17
7		Citrix Systems, Inc. (a)	626
4		Envivio, Inc. (a)	25
2		EPIQ Systems, Inc.	27
4		FactSet Research Systems, Inc.	410
2		Fair Isaac Corp.	80
1		Guidewire Software, Inc. (a)	20
—	(h)	Imperva, Inc. (a)	9
3		Infoblox, Inc. (a)	62
2		JDA Software Group, Inc. (a)	53
8		Manhattan Associates, Inc. (a)	379
7		MICROS Systems, Inc. (a)	337
169		Microsoft Corp.	5,183
16		Monotype Imaging Holdings, Inc. (a)	270
—	(h)	NetSuite, Inc. (a)	6
17		Nuance Communications, Inc. (a)	416
88		Oracle Corp.	2,624
1		Proofpoint, Inc. (a)	8
1		Quest Software, Inc. (a)	28
7		Red Hat, Inc. (a)	370
3		Salesforce.com, Inc. (a)	386
12		SAP AG, (Germany)	728
2		SolarWinds, Inc. (a)	70
9		Symantec Corp. (a)	128
15		TeleNav, Inc. (a)	93
3		TIBCO Software, Inc. (a)	84
7		Websense, Inc. (a)	129

			12,942

		Total Information Technology	61,695

		Materials — 2.9%
		Chemicals — 1.2%
11		Air Products & Chemicals, Inc. (m)	897
4		Akzo Nobel N.V., (Netherlands)	172
8		Albemarle Corp. (m)	453
8		BASF SE, (Germany)	534
1		CF Industries Holdings, Inc.	255
235		Dongyue Group, (China)	111

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Chemicals — Continued
21		E.I. du Pont de Nemours & Co.	1,068
9		FMC Corp.	464
10		Georgia Gulf Corp.	268
3		Linde AG, (Germany)	413
3		LyondellBasell Industries N.V., (Netherlands), Class A	121
6		Minerals Technologies, Inc.	357
3		Monsanto Co.	207
2		PPG Industries, Inc.	212
7		Sherwin-Williams Co. (The)	990
9		Shin-Etsu Chemical Co., Ltd., (Japan)	490
5		Solvay S.A., (Belgium)	523
8		Symrise AG, (Germany)	254
4		Tredegar Corp.	61

			7,850

		Construction Materials — 0.3%
218		China Shanshui Cement Group Ltd., (China)	150
10		Headwaters, Inc. (a)	54
6		Holcim Ltd., (Switzerland) (a)	343
5		Imerys S.A., (France)	276
9		Lafarge S.A., (France)	394
5		Martin Marietta Materials, Inc.	400

			1,617

		Containers & Packaging — 0.1%
1		Crown Holdings, Inc. (a)	38
—	(h)	Greif, Inc., Class A	5
11		Myers Industries, Inc.	182
7		Rock-Tenn Co., Class A	397

			622

		Metals & Mining — 1.1%
49		Alcoa, Inc. (m)	432
32		BHP Billiton Ltd., (Australia)	1,034
4		Coeur d’Alene Mines Corp. (a)	67
31		First Quantum Minerals Ltd., (Canada)	540
21		Freeport-McMoRan Copper & Gold, Inc.	700
3		Hecla Mining Co.	14
7		KGHM Polska Miedz S.A., (Poland)	288
6		Koza Altin Isletmeleri AS, (Turkey)	118
5		Kumba Iron Ore Ltd., (South Africa)	313
18		MMC Norilsk Nickel OJSC, (Russia), ADR	294
1		Newmont Mining Corp.	70
5		Rio Tinto Ltd., (Australia)	303
35		Rio Tinto plc, (United Kingdom)	1,643
36		Ruukki Group OYJ, (Finland) (a)	30

SHARES		SECURITY DESCRIPTION	VALUE($)

		Metals & Mining — Continued
7		U.S. Silica Holdings, Inc. (a)	79
35		Vale S.A., (Brazil), ADR	704
2		Walter Energy, Inc.	102
11		Worthington Industries, Inc.	227
30		Xstrata plc, (Switzerland)	383

			7,341

		Paper & Forest Products — 0.2%
3		Buckeye Technologies, Inc.	74
1		Domtar Corp., (Canada)	77
4		International Paper Co.	104
15		MeadWestvaco Corp.	428
3		Neenah Paper, Inc.	88
8		PH Glatfelter Co.	134
42		Stora Enso OYJ, (Finland), Class R	257
25		UPM-Kymmene OYJ, (Finland)	285

			1,447

		Total Materials	18,877

		Telecommunication Services — 1.6%
		Diversified Telecommunication Services — 1.0%
83		AT&T, Inc. (m)	2,944
122		BT Group plc, (United Kingdom)	405
9		CenturyLink, Inc.	354
18		Cincinnati Bell, Inc. (a)	67
8		Consolidated Communications Holdings, Inc.	111
138		Telecom Corp. of New Zealand Ltd., (New Zealand)	263
11		Telefonica Brasil S.A., (Brazil), ADR	278
50		Verizon Communications, Inc.	2,222

			6,644

		Wireless Telecommunication Services — 0.6%
13		America Movil S.A.B. de C.V., (Mexico), Series L, , ADR	328
13		China Mobile Ltd., (Hong Kong)	137
18		Mobile Telesystems OJSC, (Russia), ADR	316
—	(h)	NTELOS Holdings Corp.	6
1		SBA Communications Corp., Class A (a)	40
5		Telephone & Data Systems, Inc.	100
9		Tim Participacoes S.A., (Brazil), ADR	237
24		VimpelCom Ltd., (Netherlands), ADR	192
889		Vodafone Group plc, (United Kingdom)	2,499
14		Vodafone Group plc, (United Kingdom), ADR	380

			4,235

		Total Telecommunication Services	10,879

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Utilities — 2.0%
		Electric Utilities — 0.9%
9		American Electric Power Co., Inc. (m)	341
21		Cia Energetica de Minas Gerais, (Brazil), ADR	383
24		E.ON AG, (Germany)	512
4		El Paso Electric Co.	139
14		FirstEnergy Corp.	666
19		NextEra Energy, Inc.	1,334
12		Northeast Utilities	454
8		NV Energy, Inc.	145
1		OGE Energy Corp.	54
6		Portland General Electric Co.	160
11		PPL Corp.	310
9		Progress Energy, Inc.	518
11		Southern Co. (The)	504
2		UNS Energy Corp.	73

			5,593

		Gas Utilities — 0.3%
5		AGL Resources, Inc. (m)	177
8		Atmos Energy Corp.	266
2		Laclede Group, Inc. (The)	60
1		New Jersey Resources Corp.	50
3		ONEOK, Inc.	135
1,300		Perusahaan Gas Negara Persero Tbk PT, (Indonesia)	492
3		Piedmont Natural Gas Co., Inc.	84
128		Snam S.p.A., (Italy)	572
2		Southwest Gas Corp.	83
3		UGI Corp.	77

			1,996

		Independent Power Producers & Energy Traders — 0.0% (g)
9		AES Corp. (The) (a) (m)	118
2		Calpine Corp. (a)	37

			155

		Multi-Utilities — 0.7%
—	(h)	Ameren Corp. (m)	14
225		Centrica plc, (United Kingdom)	1,127
1		CH Energy Group, Inc.	46
1		Consolidated Edison, Inc.	62
9		NorthWestern Corp.	327
27		PG&E Corp.	1,230
17		Sempra Energy	1,142
23		Suez Environnement Co., (France)	248

			4,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.1%
4	Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR	295

	Total Utilities	12,235

	Total Common Stocks (Cost $335,115)	382,783

Preferred Stocks — 0.5%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
7	Volkswagen AG, (Germany)	1,100

	Consumer Staples — 0.2%
	Beverages — 0.1%
12	Cia de Bebidas das Americas, (Brazil), ADR	443

	Household Products — 0.1%
14	Henkel AG & Co. KGaA, (Germany)	955

	Total Consumer Staples	1,398

	Financials — 0.1%
	Commercial Banks — 0.1%
18	Banco do Estado do Rio Grande do Sul, (Brazil)	131
19	Itau Unibanco Holding S.A., (Brazil), ADR	264

	Total Financials	395

	Total Preferred Stocks (Cost $2,376)	2,893

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 2.5%
777	ACE Securities Corp., Series 2006-SD1, Class A1B, VAR, 0.595%, 02/25/36 (m)	706
	Ally Auto Receivables Trust,
16	Series 2010-1, Class A3, 1.450%, 05/15/14 (m)	16
67	Series 2010-3, Class A4, 1.550%, 08/17/15 (m)	68
74	Series 2010-4, Class A3, 0.910%, 11/17/14 (m)	74
82	Series 2011-3, Class A3, 0.970%, 08/17/15 (m)	82
53	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 01/08/16 (m)	53
990	Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class M1, VAR, 1.040%, 02/25/34 (m)	709
505	Asset Backed Securities Corp. Home Equity, Series 2005-HE1, Class M3, VAR, 1.115%, 03/25/35	297

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
22	Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	23
	Bayview Financial Acquisition Trust,
378	Series 2005-C, Class A1C, VAR, 0.655%, 06/28/44	363
877	Series 2006-A, Class 2A4, VAR, 0.545%, 02/28/41	767
123	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3, 0.910%, 08/08/13	123
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	182
	CNH Equipment Trust,
7	Series 2010-A, Class A3, 1.540%, 07/15/14	7
100	Series 2011-A, Class A3, 1.200%, 05/16/16	100
674	Countrywide Asset-Backed Certificates, Series 2003-BC1, Class A1, VAR, 1.045%, 03/25/33	536
	Credit-Based Asset Servicing and Securitization LLC,
955	Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	942
488	Series 2005-CB5, Class AF2, SUB, 4.831%, 08/25/35	473
	CS First Boston Mortgage Securities Corp.,
42	Series 2002-HE4, Class AF, 5.510%, 08/25/32	41
51	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	50
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	105
1,449	Equity One ABS, Inc., Series 2003-1, Class M1, VAR, 4.860%, 07/25/33	1,213
236	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF10, Class A3, VAR, 0.785%, 09/25/34	229
100	Ford Credit Auto Owner Trust, Series 2011-B, Class A3, 0.840%, 06/15/15	100
544	GS Mortgage Securities Corp., Series 2005-SEA2, Class A1, VAR, 0.595%, 01/25/45	482
884	Home Equity Asset Trust, Series 2005-7, Class 2A4, VAR, 0.625%, 01/25/36	753
	Honda Auto Receivables Owner Trust,
60	Series 2011-1, Class A4, 1.800%, 04/17/17	61
39	Series 2012-1, Class A4, 0.970%, 04/16/18	39
	Hyundai Auto Receivables Trust,
65	Series 2010-B, Class A4, 1.630%, 03/15/17	67
57	Series 2011-B, Class A4, 1.650%, 02/15/17	58
55	John Deere Owner Trust, Series 2011-A, Class A3, 1.290%, 01/15/16	55

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	MASTR Asset Backed Securities Trust,
548	Series 2002-OPT1, Class M3, VAR, 3.770%, 11/25/32	484
250	Series 2005-OPT1, Class M1, VAR, 0.645%, 03/25/35	222
	Mercedes-Benz Auto Receivables Trust,
33	Series 2010-1, Class A3, 1.420%, 08/15/14	33
68	Series 2011-1, Class A3, 0.850%, 03/16/15	68
1,077	Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M1, VAR, 1.295%, 05/25/33	859
206	Morgan Stanley ABS Capital I, Series 2005-HE1, Class M3, VAR, 0.765%, 12/25/34	158
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.695%, 03/25/35	182
83	Nissan Auto Receivables Owner Trust, Series 2012-A, Class A4, 1.000%, 07/16/18	84
	Option One Mortgage Loan Trust,
779	Series 2003-5, Class A3, VAR, 1.145%, 08/25/33	644
1,849	Series 2004-2, Class M2, VAR, 1.820%, 05/25/34	1,277
233	Park Place Securities, Inc., Series 2004-MCW1, Class M1, VAR, 0.870%, 10/25/34	221
	Renaissance Home Equity Loan Trust,
1,013	Series 2003-2, Class A, VAR, 0.685%, 08/25/33	846
623	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	521
304	Residential Asset Mortgage Products, Inc., Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	308
	Residential Asset Securities Corp.,
620	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	601
263	Series 2005-KS7, Class M1, VAR, 0.685%, 08/25/35	252
172	Series 2005-KS9, Class A3, VAR, 0.615%, 10/25/35	167
71	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	71
	Structured Asset Investment Loan Trust,
493	Series 2004-7, Class M1, VAR, 1.295%, 08/25/34	395
163	Series 2005-5, Class A9, VAR, 0.515%, 06/25/35	156

	Total Asset-Backed Securities (Cost $16,264)	16,323

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 7.7%
	Agency CMO — 6.1%
233	Federal Home Loan Banks, Series TQ-2015, Class A, 5.065%, 10/20/15	252
345	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	396
	Federal Home Loan Mortgage Corp. REMICS,
7	Series 1087, Class I, 8.500%, 06/15/21	8
6	Series 1136, Class H, 6.000%, 09/15/21	6
163	Series 1617, Class PM, 6.500%, 11/15/23	183
132	Series 1710, Class GH, 8.000%, 04/15/24	153
93	Series 1732, Class K, 6.500%, 05/15/24	99
123	Series 1843, Class Z, 7.000%, 04/15/26	128
150	Series 2033, Class K, 6.050%, 08/15/23	164
1,592	Series 2097, Class PD, 8.000%, 11/15/28 (m)	1,961
36	Series 2115, Class PE, 6.000%, 01/15/14	37
299	Series 2378, Class BD, 5.500%, 11/15/31	330
52	Series 2391, Class QR, 5.500%, 12/15/16	55
133	Series 2394, Class MC, 6.000%, 12/15/16 (m)	142
165	Series 2405, Class JF, 6.000%, 01/15/17 (m)	177
87	Series 2425, Class OB, 6.000%, 03/15/17	94
274	Series 2455, Class GK, 6.500%, 05/15/32	315
77	Series 2457, Class PE, 6.500%, 06/15/32	87
205	Series 2473, Class JZ, 6.500%, 07/15/32 (m)	229
23	Series 2503, Class TG, 5.500%, 09/15/17	25
25	Series 2508, Class AQ, 5.500%, 10/15/17	27
69	Series 2515, Class DE, 4.000%, 03/15/32	70
29	Series 2522, Class AH, 5.250%, 02/15/32	29
170	Series 2527, Class BP, 5.000%, 11/15/17	182
97	Series 2531, Class HN, 5.000%, 12/15/17	104
79	Series 2538, Class CB, 5.000%, 12/15/17	85
432	Series 2564, Class NK, 5.000%, 02/15/18	463
461	Series 2575, Class PE, 5.500%, 02/15/33	509
500	Series 2586, Class WG, 4.000%, 03/15/33 (m)	553
250	Series 2594, Class OL, 5.000%, 04/15/18	269
129	Series 2595, Class HO, 4.500%, 03/15/23	141
293	Series 2627, Class KM, 4.500%, 06/15/18	312
422	Series 2636, Class Z, 4.500%, 06/15/18 (m)	448
243	Series 2651, Class VZ, 4.500%, 07/15/18	258
180	Series 2657, Class ME, 5.000%, 10/15/22	190
400	Series 2663, Class VQ, 5.000%, 06/15/22	432
200	Series 2685, Class DT, 5.000%, 10/15/23	228
138	Series 2686, Class GC, 5.000%, 10/15/23	152
80	Series 2695, Class DE, 4.000%, 01/15/17	80
500	Series 2699, Class TC, 4.000%, 11/15/18	533
400	Series 2715, Class NG, 4.500%, 12/15/18	435

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
133	Series 2727, Class PE, 4.500%, 07/15/32	140
298	Series 2744, Class TU, 5.500%, 05/15/32	317
113	Series 2748, Class LE, 4.500%, 12/15/17	114
199	Series 2756, Class NA, 5.000%, 02/15/24	219
180	Series 2763, Class PD, 4.500%, 12/15/17	182
150	Series 2764, Class OE, 4.500%, 03/15/19	164
160	Series 2773, Class CD, 4.500%, 04/15/24	173
28	Series 2775, Class WA, 4.500%, 04/15/19	29
2	Series 2778, Class TD, 4.250%, 06/15/33	2
30	Series 2780, Class JA, 4.500%, 04/15/19	31
34	Series 2780, Class JG, 4.500%, 04/15/19	35
87	Series 2780, Class MD, 5.000%, 09/15/31	88
179	Series 2783, Class AT, 4.000%, 04/15/19	194
17	Series 2809, Class UB, 4.000%, 09/15/17	17
100	Series 2809, Class UC, 4.000%, 06/15/19	106
250	Series 2852, Class NY, 5.000%, 09/15/33	272
455	Series 2864, Class NB, 5.500%, 07/15/33	511
181	Series 2864, Class PE, 5.000%, 06/15/33	188
400	Series 2877, Class AD, 4.000%, 10/15/19	422
150	Series 2899, Class KB, 4.500%, 03/15/19	154
433	Series 2901, Class KB, 5.000%, 12/15/34	481
310	Series 2910, Class BE, 4.500%, 12/15/19	338
182	Series 2921, Class MD, 5.000%, 06/15/33	187
72	Series 2922, Class GA, 5.500%, 05/15/34	79
59	Series 2931, Class AM, 4.500%, 07/15/19	61
474	Series 2931, Class DC, 4.000%, 06/15/18	482
61	Series 2966, Class NC, 5.000%, 04/15/31	61
287	Series 2988, Class TY, 5.500%, 06/15/25	319
178	Series 2989, Class TG, 5.000%, 06/15/25	194
85	Series 3000, Class PB, 3.900%, 01/15/23	88
105	Series 3004, Class HK, 5.500%, 07/15/35	115
500	Series 3028, Class ME, 5.000%, 02/15/34 (m)	545
290	Series 3031, Class AG, 5.000%, 02/15/34	310
209	Series 3036, Class ND, 5.000%, 05/15/34	225
100	Series 3064, Class OG, 5.500%, 06/15/34	108
95	Series 3077, Class TO, PO, 04/15/35	91
500	Series 3078, Class PD, 5.500%, 07/15/34 (m)	537
330	Series 3098, Class PE, 5.000%, 06/15/34	352
243	Series 3102, Class CE, 5.500%, 01/15/26	280
395	Series 3106, Class PD, 5.500%, 06/15/34	419
260	Series 3113, Class QD, 5.000%, 06/15/34	275
159	Series 3121, Class JD, 5.500%, 03/15/26	177
500	Series 3135, Class JC, 6.000%, 08/15/33	517
249	Series 3151, Class PD, 6.000%, 11/15/34	260
350	Series 3151, Class UC, 5.500%, 08/15/35	380

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
323		Series 3178, Class PC, 5.500%, 12/15/32	332
500		Series 3184, Class PD, 5.500%, 07/15/34	512
48		Series 3200, Class PO, PO, 08/15/36	43
242		Series 3212, Class BK, 5.500%, 09/15/36	272
25		Series 3216, Class JA, 5.500%, 11/15/24	25
92		Series 3261, Class MA, 5.500%, 01/15/17	95
241		Series 3312, Class LB, 5.500%, 11/15/25	252
361		Series 3349, Class DP, 6.000%, 09/15/36	402
334		Series 3653, Class HJ, 5.000%, 04/15/40	368
166		Series 3688, Class GT, VAR, 7.159%, 11/15/46	183
214		Series 3747, Class HI, IO, 4.500%, 07/15/37	24
189		Series 3852, Class TP, IF, 5.500%, 05/15/41	219
300		Series 3874, Class DW, 3.500%, 06/15/21	324
11		Series 50, Class I, 8.000%, 06/15/20	13
160		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	178
		Federal National Mortgage Association - ACES,
260		Series 2011-M2, Class A2, 3.645%, 07/25/21	284
400		Series 2011-M4, Class A2, 3.726%, 06/25/21	439
		Federal National Mortgage Association REMICS,
10		Series 1990-7, Class B, 8.500%, 01/25/20	11
3		Series 1990-35, Class E, 9.500%, 04/25/20	3
10		Series 1990-76, Class G, 7.000%, 07/25/20	12
34		Series 1990-106, Class J, 8.500%, 09/25/20	38
5		Series 1991-73, Class A, 8.000%, 07/25/21	6
95		Series 1992-112, Class GB, 7.000%, 07/25/22	108
40		Series 1992-195, Class C, 7.500%, 10/25/22	46
—	(h)	Series 1997-42, Class PG, 7.000%, 07/18/12 (m)	—	(h)
141		Series 1998-37, Class VZ, 6.000%, 06/17/28	157
249		Series 1998-66, Class B, 6.500%, 12/25/28	276
139		Series 2002-19, Class PE, 6.000%, 04/25/17	149
261		Series 2002-24, Class AJ, 6.000%, 04/25/17	282
358		Series 2002-55, Class PG, 5.500%, 09/25/32	395
52		Series 2002-63, Class KC, 5.000%, 10/25/17	55
140		Series 2002-63, Class LB, 5.500%, 10/25/17	151
87		Series 2003-21, Class OU, 5.500%, 03/25/33	96
81		Series 2003-33, Class AC, 4.250%, 03/25/33	85
34		Series 2003-53, Class JL, 5.000%, 12/25/31	34
77		Series 2003-58, Class AD, 3.250%, 07/25/33	79
51		Series 2003-63, Class PE, 3.500%, 07/25/33	53
150		Series 2003-67, Class KE, 5.000%, 07/25/33	173
195		Series 2003-78, Class B, 5.000%, 08/25/23	219
81		Series 2003-81, Class CB, 4.750%, 09/25/18	83

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
454	Series 2003-81, Class LC, 4.500%, 09/25/18	484
194	Series 2003-81, Class YC, 5.000%, 09/25/33	200
371	Series 2003-83, Class PG, 5.000%, 06/25/23	401
168	Series 2003-110, Class WA, 4.000%, 08/25/33	178
103	Series 2003-113, Class KA, 4.500%, 11/25/18	105
500	Series 2003-122, Class TE, 5.000%, 12/25/22	530
228	Series 2003-131, Class CH, 5.500%, 01/25/34	271
500	Series 2004-36, Class PC, 5.500%, 02/25/34 (m)	553
205	Series 2005-5, Class CK, 5.000%, 01/25/35	226
204	Series 2005-18, Class EG, 5.000%, 03/25/25	220
35	Series 2005-23, Class TG, 5.000%, 04/25/35	39
189	Series 2005-29, Class WC, 4.750%, 04/25/35	206
42	Series 2005-34, Class PC, 5.500%, 06/25/32	43
188	Series 2005-38, Class TB, 6.000%, 11/25/34	219
500	Series 2005-44, Class PE, 5.000%, 07/25/33	526
244	Series 2005-58, Class EP, 5.500%, 07/25/35	273
242	Series 2005-68, Class BC, 5.250%, 06/25/35	266
306	Series 2005-118, Class PN, 6.000%, 01/25/32	316
385	Series 2006-45, Class NW, 5.500%, 01/25/35	417
219	Series 2007-65, Class KI, IF, IO, 6.375%, 07/25/37	29
262	Series 2007-79, Class PC, 5.000%, 01/25/32	265
400	Series 2008-65, Class CD, 4.500%, 08/25/23	437
130	Series 2008-68, Class VN, 5.500%, 03/25/27	139
138	Series 2009-37, Class KI, IF, IO, 5.755%, 06/25/39	18
228	Series 2009-50, Class PT, VAR, 5.963%, 05/25/37	251
142	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	18
190	Series 2009-86, Class OT, PO, 10/25/37	177
524	Series 2009-112, Class ST, IF, IO, 6.005%, 01/25/40	67
288	Series 2010-35, Class SB, IF, IO, 6.175%, 04/25/40	42
480	Series 2010-64, Class DM, 5.000%, 06/25/40	518
327	Series 2010-64, Class EH, 5.000%, 10/25/35	344
306	Series 2010-111, Class AE, 5.500%, 04/25/38	326
248	Series 2011-22, Class MA, 6.500%, 04/25/38	283
400	Series 2011-52, Class KB, 5.500%, 06/25/41	476
150	Series 2011-52, Class LB, 5.500%, 06/25/41	177
70	Series G92-35, Class E, 7.500%, 07/25/22	79
71	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/01/24	67
	Government National Mortgage Association,
390	Series 2005-48, Class CY, 5.000%, 06/20/35	444

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
235	Series 2005-92, Class CD, 5.000%, 01/20/32	255
224	Series 2006-38, Class SG, IF, IO, 6.406%, 09/20/33	17
400	Series 2006-69, Class MB, 5.500%, 12/20/36	467
233	Series 2007-26, Class SW, IF, IO, 5.956%, 05/20/37	36
469	Series 2008-33, Class PB, 5.500%, 04/20/38	530
250	Series 2008-42, Class PB, 5.500%, 08/20/36	274
98	Series 2008-62, Class SA, IF, IO, 5.906%, 07/20/38	14
278	Series 2008-68, Class PQ, 5.500%, 04/20/38	302
250	Series 2008-71, Class PB, 6.000%, 07/20/37	275
234	Series 2008-76, Class US, IF, IO, 5.656%, 09/20/38	32
354	Series 2008-95, Class DS, IF, IO, 7.056%, 12/20/38	57
219	Series 2009-72, Class SM, IF, IO, 6.007%, 08/16/39	28
503	Series 2009-106, Class ST, IF, IO, 5.756%, 02/20/38	76
231	Series 2010-14, Class QP, 6.000%, 12/20/39	252
230	Series 2010-157, Class OP, PO, 12/20/40	205
167	Series 2011-97, Class WA, VAR, 6.059%, 11/20/38	190

		39,696

	Non-Agency CMO — 1.6%
	Banc of America Alternative Loan Trust,
355	Series 2003-2, Class CB2, VAR, 0.745%, 04/25/33	342
491	Series 2004-9, Class 4A1, 5.500%, 10/25/19	501
195	Banc of America Mortgage Securities, Inc., Series 2003-3, Class 1A7, 5.500%, 05/25/33	200
139	Citicorp Mortgage Securities, Inc., Series 2004-4, Class A4, 5.500%, 06/25/34	146
73	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	78
	Countrywide Alternative Loan Trust,
54	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	55
501	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	484
347	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	352
675	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	657

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
134	Credit Suisse Mortgage Capital Certificates, Series 2011-7R, Class A1, VAR, 1.495%, 08/28/47 (e)	132
99	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	103
	First Horizon Asset Securities, Inc.,
5	Series 2004-AR7, Class 2A1, VAR, 2.616%, 02/25/35	5
475	Series 2006-3, Class 1A13, 6.250%, 11/25/36	466
	GSR Mortgage Loan Trust,
106	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	111
51	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	53
473	Series 2005-6F, Class 3A-17, 5.500%, 07/25/35	471
875	Impac CMB Trust, Series 2004-5, Class 1A1, VAR, 0.965%, 10/25/34	728
	JP Morgan Mortgage Trust,
209	Series 2006-A2, Class 5A3, VAR, 2.660%, 11/25/33	208
104	Series 2007-A1, Class 5A5, VAR, 2.852%, 07/25/35	102
203	Lehman Mortgage Trust, Series 2006-1, Class 3A3, 5.500%, 02/25/36	204
	MASTR Alternative Loans Trust,
62	Series 2004-5, Class 5A1, 4.750%, 06/25/19	63
776	Series 2004-6, Class 7A1, 6.000%, 07/25/34	780
18	MASTR Asset Securitization Trust, Series 2003-11, Class 3A1, 4.500%, 12/25/18	19
78	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.507%, 08/22/36	76
	Morgan Stanley Mortgage Loan Trust,
147	Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	150
267	Series 2004-4, Class 2A, VAR, 6.341%, 09/25/34	266
	Opteum Mortgage Acceptance Corp.,
799	Series 2005-3, Class A1B, VAR, 0.505%, 07/25/35	782
1,371	Series 2005-3, Class APT, VAR, 0.535%, 07/25/35	1,140
51	PHH Mortgage Capital LLC, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	54
64	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	66
	Residential Accredit Loans, Inc.,
28	Series 2004-QS3, Class CB, 5.000%, 03/25/19	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
11	Series 2004-QS8, Class A12, 5.000%, 06/25/34	11
94	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	96
856	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.444%, 07/20/36	694
33	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 5.027%, 12/25/33	33
	WaMu Mortgage Pass-Through Certificates,
62	Series 2003-AR9, Class 1A6, VAR, 2.455%, 09/25/33	62
38	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	40
	Wells Fargo Mortgage-Backed Securities Trust,
38	Series 2004-7, Class 2A2, 5.000%, 07/25/19	39
34	Series 2004-EE, Class 3A1, VAR, 2.915%, 12/25/34	34
322	Series 2004-P, Class 2A1, VAR, 2.661%, 09/25/34	324

		10,156

	Total Collateralized Mortgage Obligations (Cost $47,131)	49,852

Commercial Mortgage-Backed Securities — 0.5%
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	109
100	Series 2005-3, Class AM, 4.727%, 07/10/43	104
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	56
289	Series 2005-6, Class ASB, VAR, 5.366%, 09/10/47	300
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	339
150	Series 2006-4, Class A4, 5.634%, 07/10/46	169
100	Series 2006-5, Class A4, 5.414%, 09/10/47	110
100	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.619%, 03/11/39	112
140	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	155
150	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	155
200	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	214
200	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class AJ, VAR, 5.540%, 08/12/37	202

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

213	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.367%, 03/15/36	223
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.848%, 05/12/39	114
3,878	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.224%, 12/12/49 (e)	48
8,578	Morgan Stanley Capital I, Inc., Series 2007-HQ11, Class X, IO, VAR, 0.402%, 02/12/44 (e)	60
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.620%, 08/15/39	161
	WF-RBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	549
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	205

	Total Commercial Mortgage-Backed Securities (Cost $3,196)	3,385

Corporate Bonds — 7.4%
	Consumer Discretionary — 0.9%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
60	4.250%, 03/01/21	65
125	5.000%, 03/30/20	141

		206

	Automobiles — 0.1%
	Daimler Finance North America LLC,
350	1.950%, 03/28/14 (e)	354
100	6.500%, 11/15/13	107

		461

	Broadcasting & Cable TV — 0.0% (g)
100	DISH DBS Corp., 7.875%, 09/01/19	115

	Diversified Consumer Services — 0.0% (g)
100	Service Corp. International, 7.000%, 05/15/19	107

	Hotels, Restaurants & Leisure — 0.1%
200	McDonald’s Corp., 1.875%, 05/29/19	199
100	Vail Resorts, Inc., 6.500%, 05/01/19	105

		304

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	36

	Leisure Equipment & Products — 0.0% (g)
60	Mattel, Inc., 5.450%, 11/01/41	65

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Media — 0.6%
	CBS Corp.,
105	1.950%, 07/01/17	105
120	7.875%, 07/30/30	154
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13 (m)	39
	Comcast Corp.,
50	3.125%, 07/15/22	50
145	4.950%, 06/15/16	163
70	6.400%, 03/01/40	87
100	6.450%, 03/15/37	122
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	35
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
35	3.800%, 03/15/22	35
230	5.000%, 03/01/21	253
40	5.150%, 03/15/42	40
150	6.000%, 08/15/40	164
	Discovery Communications LLC,
47	4.375%, 06/15/21	51
25	4.950%, 05/15/42	26
	NBCUniversal Media LLC,
150	3.650%, 04/30/15	159
75	4.375%, 04/01/21	83
95	5.150%, 04/30/20	109
	News America, Inc.,
25	6.150%, 03/01/37	28
250	6.750%, 01/09/38	277
90	6.900%, 08/15/39	108
60	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	63
	Time Warner Cable, Inc.,
90	5.500%, 09/01/41	98
75	5.875%, 11/15/40	84
125	7.300%, 07/01/38	160
120	8.750%, 02/14/19	160
155	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	210
	Time Warner, Inc.,
150	6.500%, 11/15/36	177
250	7.625%, 04/15/31 (m)	323
	Viacom, Inc.,
17	3.875%, 12/15/21	18
100	6.250%, 04/30/16	117
70	WPP Finance 2010, (United Kingdom), 4.750%, 11/21/21	74

		3,572

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
65	5.900%, 12/01/16	75
100	7.875%, 07/15/15	117
	Target Corp.,
140	4.000%, 07/01/42	138
200	7.000%, 01/15/38	281

		611

	Specialty Retail — 0.0% (g)
	Lowe’s Cos., Inc.,
35	3.120%, 04/15/22	36
95	4.650%, 04/15/42	101

		137

	Total Consumer Discretionary	5,614

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30 (m)	142
	Anheuser-Busch InBev Worldwide, Inc.,
45	1.500%, 07/14/14 (m)	46
285	5.375%, 01/15/20 (m)	339
100	Constellation Brands, Inc., 7.250%, 05/15/17	115
50	Molson Coors Brewing Co., 5.000%, 05/01/42	54
200	SABMiller Holdings, Inc., 2.450%, 01/15/17 (e)	206

		902

	Food & Staples Retailing — 0.1%
	CVS Caremark Corp.,
100	4.125%, 05/15/21	109
115	5.750%, 05/15/41	137
54	CVS Pass-Through Trust, 6.943%, 01/10/30	64
55	Delhaize Group S.A., (Belgium), 5.700%, 10/01/40	46
	Kroger Co. (The),
25	5.400%, 07/15/40	26
150	6.400%, 08/15/17	180
	Wal-Mart Stores, Inc.,
100	5.000%, 10/25/40	120
90	6.200%, 04/15/38	122

		804

	Food Products — 0.2%
	Bunge Ltd. Finance Corp.,
100	5.875%, 05/15/13 (m)	103
100	8.500%, 06/15/19	125
66	Kellogg Co., 3.250%, 05/21/18	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Food Products — Continued
	Kraft Foods Group, Inc.,
130	1.625%, 06/04/15 (e)	131
100	3.500%, 06/06/22 (e)	103
	Kraft Foods, Inc.,
340	5.375%, 02/10/20	402
100	7.000%, 08/11/37	132

		1,067

	Tobacco — 0.1%
120	Altria Group, Inc., 4.750%, 05/05/21 (m)	136
	B.A.T. International Finance plc, (United Kingdom),
130	1.400%, 06/05/15 (e)	130
110	3.250%, 06/07/22 (e)	109
120	Philip Morris International, Inc., 4.375%, 11/15/41	124

		499

	Total Consumer Staples	3,272

	Energy — 0.6%
	Energy Equipment & Services — 0.1%
105	Ensco plc, (United Kingdom), 4.700%, 03/15/21	114
125	Halliburton Co., 8.750%, 02/15/21	180
50	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	49
	Transocean, Inc., (Cayman Islands),
180	6.375%, 12/15/21	206
50	6.500%, 11/15/20	57

		606

	Oil, Gas & Consumable Fuels — 0.5%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31 (m)	59
	Anadarko Petroleum Corp.,
125	5.950%, 09/15/16 (m)	142
190	6.375%, 09/15/17 (m)	221
150	ANR Pipeline Co., 9.625%, 11/01/21 (m)	225
	Apache Corp.,
65	4.750%, 04/15/43 (m)	72
60	5.250%, 02/01/42 (m)	71
140	BP Capital Markets plc, (United Kingdom), 1.846%, 05/05/17	141
80	Buckeye Partners LP, 4.875%, 02/01/21	80
35	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	37
	Cenovus Energy, Inc., (Canada),
200	4.500%, 09/15/14	214

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
50	6.750%, 11/15/39	62
200	ConocoPhillips, 6.500%, 02/01/39	277
	Devon Energy Corp.,
135	1.875%, 05/15/17	135
145	3.250%, 05/15/22	148
90	Encana Corp., (Canada), 6.625%, 08/15/37	101
105	Energy Transfer Partners LP, 6.050%, 06/01/41	107
	Enterprise Products Operating LLC,
85	4.850%, 08/15/42	85
80	5.200%, 09/01/20	91
30	5.700%, 02/15/42	33
70	EQT Corp., 4.875%, 11/15/21	71
	Kinder Morgan Energy Partners LP,
85	3.950%, 09/01/22	86
70	6.375%, 03/01/41	80
30	6.950%, 01/15/38	35
45	Marathon Petroleum Corp., 6.500%, 03/01/41	51
155	ONEOK Partners LP, 3.250%, 02/01/16	163
195	Phillips 66, 4.300%, 04/01/22 (e)	205
165	Plains All American Pipeline LP/PAA Finance Corp., 5.750%, 01/15/20	193
30	Shell International Finance B.V., (Netherlands), 5.500%, 03/25/40	39
110	Suncor Energy, Inc., (Canada), 6.500%, 06/15/38	131
110	Total Capital International S.A., (France), 1.550%, 06/28/17	110
73	Total Capital S.A., (France), 4.125%, 01/28/21	81
57	Valero Energy Corp., 6.625%, 06/15/37	64

		3,610

	Total Energy	4,216

	Financials — 2.7%
	Capital Markets — 0.5%
	Bank of New York Mellon Corp. (The),
100	2.950%, 06/18/15	106
100	4.150%, 02/01/21	110
100	BlackRock, Inc., 6.250%, 09/15/17	121
150	Credit Suisse USA, Inc., 5.125%, 08/15/15	164
	Goldman Sachs Group, Inc. (The),
210	3.300%, 05/03/15	210
225	4.750%, 07/15/13 (m)	231
255	6.250%, 02/01/41	266
100	7.500%, 02/15/19	114
100	Jefferies Group, Inc., 8.500%, 07/15/19	108

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
	Macquarie Group Ltd., (Australia),
80	6.250%, 01/14/21 (e)	80
100	7.300%, 08/01/14 (e)	106
	Morgan Stanley,
55	4.750%, 03/22/17	55
100	5.550%, 04/27/17	101
125	5.625%, 09/23/19	124
500	5.750%, 10/18/16	513
70	6.625%, 04/01/18	73
100	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	111
	UBS AG, (Switzerland),
150	5.750%, 04/25/18	166
295	5.875%, 12/20/17	330

		3,089

	Commercial Banks — 0.7%
	Bank of Nova Scotia, (Canada),
49	3.400%, 01/22/15	52
150	4.375%, 01/13/21	169
	Barclays Bank plc, (United Kingdom),
150	5.200%, 07/10/14	158
100	6.750%, 05/22/19	117
63	BB&T Corp., 5.700%, 04/30/14	68
105	Credit Suisse, (Switzerland), 5.300%, 08/13/19	118
270	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	278
200	DNB Bank ASA, (Norway), 3.200%, 04/03/17 (e)	202
200	DNB Boligkreditt AS, (Norway), 2.100%, 10/14/15 (e)	204
	HSBC Bank plc, (United Kingdom),
105	4.125%, 08/12/20 (e)	109
300	4.750%, 01/19/21 (e)	327
	HSBC Holdings plc, (United Kingdom),
170	5.100%, 04/05/21	190
30	6.100%, 01/14/42	36
195	PNC Funding Corp., 2.700%, 09/19/16	202
	Rabobank Nederland N.V., (Netherlands),
35	2.125%, 10/13/15	35
290	3.375%, 01/19/17	299
120	4.500%, 01/11/21	127
185	Royal Bank of Scotland plc (The), (United Kingdom), 4.875%, 03/16/15	191
100	SunTrust Banks, Inc., 5.000%, 09/01/15	106
105	Svenska Handelsbanken AB, (Sweden), 4.875%, 06/10/14 (e)	111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
67	U.S. Bancorp, 4.125%, 05/24/21	75
50	UnionBanCal Corp., 5.250%, 12/16/13	53
200	Wachovia Corp., 5.750%, 02/01/18	237
	Wells Fargo & Co.,
270	1.500%, 07/01/15	270
70	3.500%, 03/08/22	72
630	SUB, 3.676%, 06/15/16	671

		4,477

	Consumer Finance — 0.4%
250	American Express Co., 7.000%, 03/19/18 (m)	309
200	American Express Credit Corp., 2.750%, 09/15/15 (m)	209
	American Honda Finance Corp.,
200	1.450%, 02/27/15 (e) (m)	201
150	7.625%, 10/01/18 (e) (m)	192
	Capital One Bank USA N.A.,
200	6.500%, 06/13/13 (m)	209
250	8.800%, 07/15/19	315
115	Capital One Financial Corp., 4.750%, 07/15/21	126
85	Discover Financial Services, 6.450%, 06/12/17	95
	Ford Motor Credit Co. LLC,
270	2.750%, 05/15/15	272
200	3.000%, 06/12/17	199
100	6.625%, 08/15/17	114
200	HSBC Finance Corp., VAR, 0.717%, 01/15/14	198
95	John Deere Capital Corp., 0.950%, 06/29/15	95

		2,534

	Diversified Financial Services — 0.6%
	Bank of America Corp.,
50	3.750%, 07/12/16	50
135	3.875%, 03/22/17	138
30	5.000%, 05/13/21	31
130	5.625%, 07/01/20	139
585	5.650%, 05/01/18	626
40	5.875%, 02/07/42	44
500	7.625%, 06/01/19	588
	Citigroup, Inc.,
36	4.587%, 12/15/15	38
444	5.000%, 09/15/14	455
185	5.375%, 08/09/20	200
170	5.875%, 05/29/37	185
200	8.500%, 05/22/19	247
200	VAR, 0.738%, 06/09/16	173
65	CME Group, Inc., 5.750%, 02/15/14	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Diversified Financial Services — Continued
35	ERAC USA Finance LLC, 4.500%, 08/16/21 (e)	37
	General Electric Capital Corp.,
200	4.625%, 01/07/21	220
150	5.625%, 05/01/18	172
370	5.875%, 01/14/38	425
200	Hutchison Whampoa International 03/13 Ltd., (Cayman Islands), 6.500%, 02/13/13 (e) (m)	206

		4,044

	Insurance — 0.4%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14 (m)	109
325	American International Group, Inc., 6.400%, 12/15/20 (m)	368
	Aon Corp.,
53	3.125%, 05/27/16 (m)	55
28	6.250%, 09/30/40 (m)	35
	CNA Financial Corp.,
15	5.850%, 12/15/14	16
30	5.875%, 08/15/20	33
100	6.500%, 08/15/16	113
	Hartford Financial Services Group, Inc.,
30	5.125%, 04/15/22	31
65	6.625%, 03/30/40	67
25	Lincoln National Corp., 4.850%, 06/24/21	26
495	MetLife Institutional Funding II, 1.625%, 04/02/15 (e)	495
100	MetLife, Inc., 4.750%, 02/08/21	111
	Metropolitan Life Global Funding I,
100	3.125%, 01/11/16 (e)	105
100	5.125%, 04/10/13 (e) (m)	103
100	New York Life Global Funding, 5.375%, 09/15/13 (e)	105
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	64
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	107
150	Prudential Financial, Inc., 5.800%, 11/16/41	157
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	101

		2,201

	Real Estate Investment Trusts (REITs) — 0.1%
135	Boston Properties LP, 3.850%, 02/01/23	136
60	CommonWealth REIT, 6.650%, 01/15/18	65
30	Duke Realty LP, 6.750%, 03/15/20	35
68	ERP Operating LP, 4.625%, 12/15/21	74
125	HCP, Inc., 5.375%, 02/01/21	138

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
	Simon Property Group LP,
17	5.650%, 02/01/20	20
100	6.125%, 05/30/18	118
70	Ventas Realty LP/Ventas Capital Corp., 4.250%, 03/01/22	71
100	WEA Finance LLC/WT Finance Ltd., 6.750%, 09/02/19 (e)	118

		775

	Thrifts & Mortgage Finance — 0.0% (g)
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	196

	Total Financials	17,316

	Health Care — 0.4%
	Biotechnology — 0.1%
	Amgen, Inc.,
150	4.100%, 06/15/21 (m)	161
40	4.950%, 10/01/41 (m)	41
65	5.650%, 06/15/42 (m)	73
190	Gilead Sciences, Inc., 4.500%, 04/01/21	211

		486

	Health Care Providers & Services — 0.2%
50	Aetna, Inc., 4.500%, 05/15/42 (m)	51
80	AmerisourceBergen Corp., 3.500%, 11/15/21 (m)	84
	Cigna Corp.,
135	4.375%, 12/15/20	144
20	5.375%, 02/15/42	21
100	Coventry Health Care, Inc., 5.450%, 06/15/21	113
	Express Scripts Holding Co.,
120	3.125%, 05/15/16	125
175	4.750%, 11/15/21 (e)	194
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	123
50	Roche Holdings, Inc., 7.000%, 03/01/39 (e)	73
105	UnitedHealth Group, Inc., 5.700%, 10/15/40	129
70	WellPoint, Inc., 4.625%, 05/15/42	72

		1,129

	Pharmaceuticals — 0.1%
45	Abbott Laboratories, 5.300%, 05/27/40 (m)	55
	GlaxoSmithKline Capital plc, (United Kingdom),
125	1.500%, 05/08/17	125
225	2.850%, 05/08/22	229
100	Mylan, Inc., 7.625%, 07/15/17 (e)	110

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Pharmaceuticals — Continued
75	Pfizer, Inc., 7.200%, 03/15/39	114
200	Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, (Netherlands), 3.000%, 06/15/15	210

		843

	Total Health Care	2,458

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
100	Honeywell International, Inc., 4.250%, 03/01/21	116
	Lockheed Martin Corp.,
140	2.125%, 09/15/16	143
200	4.250%, 11/15/19	224
	United Technologies Corp.,
45	4.500%, 06/01/42	49
180	5.400%, 05/01/35	215

		747

	Airlines — 0.0% (g)
22	American Airlines 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21 (m)	23
91	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	99
110	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	118
18	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	20
16	Delta Air Lines 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	17

		277

	Commercial Services & Supplies — 0.1%
50	Pitney Bowes, Inc., 5.000%, 03/15/15	52
	Waste Management, Inc.,
180	2.600%, 09/01/16	185
37	4.600%, 03/01/21	41
100	4.750%, 06/30/20	112

		390

	Industrial Conglomerates — 0.1%
61	Danaher Corp., 3.900%, 06/23/21	68
180	General Electric Co., 5.250%, 12/06/17	210
40	Koninklijke Philips Electronics N.V., (Netherlands), 5.750%, 03/11/18	47
35	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	48

		373

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.0% (g)
	Caterpillar, Inc.,
100	3.900%, 05/27/21	112
105	5.200%, 05/27/41	127
85	Deere & Co., 3.900%, 06/09/42	84

		323

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
500	4.100%, 06/01/21	548
40	5.050%, 03/01/41	44
60	5.750%, 05/01/40	72
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	278
	CSX Corp.,
55	4.750%, 05/30/42	57
150	7.375%, 02/01/19	191
391	Norfolk Southern Corp., 4.837%, 10/01/41	432
	Ryder System, Inc.,
43	3.500%, 06/01/17	45
20	3.600%, 03/01/16	21

		1,688

	Transportation Infrastructure — 0.0% (g)
200	BAA Funding Ltd., (United Kingdom), 2.500%, 06/25/15 (e)	201

	Total Industrials	3,999

	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
120	Cisco Systems, Inc., 5.500%, 01/15/40	149

	Computers & Peripherals — 0.1%
160	Dell, Inc., 4.625%, 04/01/21	175
120	Hewlett-Packard Co., 4.300%, 06/01/21	124

		299

	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Arrow Electronics, Inc., 6.000%, 04/01/20	164

	Internet Software & Services — 0.0% (g)
100	eBay, Inc., 3.250%, 10/15/20	105

	Office Electronics — 0.1%
	Xerox Corp.,
150	4.500%, 05/15/21	155
100	5.625%, 12/15/19	113
115	VAR, 1.868%, 09/13/13	116

		384

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — 0.0% (g)
92	Texas Instruments, Inc., 2.375%, 05/16/16	97

	Software — 0.0% (g)
105	Oracle Corp., 6.125%, 07/08/39	137

	Total Information Technology	1,335

	Materials — 0.2%
	Chemicals — 0.0% (g)
38	Dow Chemical Co. (The), 4.250%, 11/15/20	41
150	Union Carbide Corp., 7.750%, 10/01/96	170

		211

	Construction Materials — 0.0% (g)
44	CRH America, Inc., 6.000%, 09/30/16	48

	Metals & Mining — 0.2%
50	ArcelorMittal, (Luxembourg), 6.750%, 03/01/41	47
	Barrick North America Finance LLC,
90	4.400%, 05/30/21	97
90	5.700%, 05/30/41	102
150	BHP Billiton Finance USA Ltd., (Australia), 1.000%, 02/24/15	150
55	Newmont Mining Corp., 4.875%, 03/15/42	53
	Rio Tinto Finance USA Ltd., (Australia),
150	2.500%, 05/20/16	156
100	4.125%, 05/20/21	110
35	8.950%, 05/01/14	40
40	Rio Tinto Finance USA plc, (United Kingdom), 4.750%, 03/22/42	45
45	Teck Resources Ltd., (Canada), 6.250%, 07/15/41	50
	Vale Overseas Ltd., (Cayman Islands),
100	4.625%, 09/15/20	105
90	6.875%, 11/21/36	104
60	Xstrata Finance Canada Ltd., (Canada), 6.000%, 11/15/41 (e)	60

		1,119

	Paper & Forest Products — 0.0% (g)
105	International Paper Co., 6.000%, 11/15/41	119

	Total Materials	1,497

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc.,
100	4.850%, 02/15/14 (m)	106
345	6.300%, 01/15/38 (m)	430

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
	British Telecommunications plc, (United Kingdom),
240	2.000%, 06/22/15	243
100	9.625%, 12/15/30	151
210	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/18	287
	Deutsche Telekom International Finance B.V., (Netherlands),
205	2.250%, 03/06/17 (e)	203
100	6.750%, 08/20/18	120
45	France Telecom S.A., (France), 5.375%, 01/13/42	48
150	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	151
100	Telefonica Emisiones S.A.U., (Spain), 6.221%, 07/03/17	94
	Verizon Communications, Inc.,
140	2.000%, 11/01/16	143
65	4.600%, 04/01/21	75
110	6.100%, 04/15/18	134
115	6.350%, 04/01/19	143

		2,328

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
200	2.375%, 09/08/16 (m)	205
140	5.000%, 03/30/20 (m)	159
100	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	102
125	Vodafone Group plc, (United Kingdom), 5.625%, 02/27/17	146

		612

	Total Telecommunication Services	2,940

	Utilities — 0.8%
	Electric Utilities — 0.5%
100	Appalachian Power Co., 4.600%, 03/30/21 (m)	112
25	Carolina Power & Light Co., 4.100%, 05/15/42	26
190	Commonwealth Edison Co., 3.400%, 09/01/21	204
50	Detroit Edison Co. (The), 3.950%, 06/15/42	51
130	Duke Energy Corp., 5.050%, 09/15/19	152
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	95
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	147
60	FirstEnergy Corp., Series C, 7.375%, 11/15/31	75
50	Florida Power & Light Co., 5.950%, 10/01/33	66
145	Georgia Power Co., 3.000%, 04/15/16	155

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
35	Great Plains Energy, Inc., 4.850%, 06/01/21	38
100	Indiana Michigan Power Co., 7.000%, 03/15/19	124
210	LG&E and KU Energy LLC, 2.125%, 11/15/15	209
	Nevada Power Co.,
20	5.375%, 09/15/40	23
34	5.450%, 05/15/41	41
50	6.500%, 08/01/18	62
80	Nisource Finance Corp., 5.800%, 02/01/42	88
110	NV Energy, Inc., 6.250%, 11/15/20	123
60	Oglethorpe Power Corp., 5.375%, 11/01/40	70
70	Oncor Electric Delivery Co. LLC, 5.250%, 09/30/40	73
	Pacific Gas & Electric Co.,
60	4.450%, 04/15/42	63
40	5.400%, 01/15/40	48
100	6.050%, 03/01/34	126
10	PacifiCorp, 5.650%, 07/15/18	12
200	Pennsylvania Electric Co., 6.050%, 09/01/17	228
15	PPL WEM Holdings plc, (United Kingdom), 5.375%, 05/01/21 (e)	16
	Progress Energy, Inc.,
130	3.150%, 04/01/22	131
117	4.400%, 01/15/21	130
	Southern California Edison Co.,
40	4.500%, 09/01/40	45
100	6.650%, 04/01/29	131
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	270
95	Xcel Energy, Inc., 4.700%, 05/15/20	110

		3,244

	Gas Utilities — 0.1%
	AGL Capital Corp.,
100	5.250%, 08/15/19 (m)	115
18	5.875%, 03/15/41 (m)	23
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	94
	DCP Midstream LLC,
35	5.350%, 03/15/20 (e)	38
60	9.750%, 03/15/19 (e)	78
160	Rockies Express Pipeline LLC, 3.900%, 04/15/15 (e)	154

		502

	Independent Power Producers & Energy Traders — 0.0% (g)
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	98
188	PSEG Power LLC, 5.125%, 04/15/20	208

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — Continued
65	Southern Power Co., 5.150%, 09/15/41	71

		377

	Multi-Utilities — 0.2%
215	Consolidated Edison Co. of New York, Inc., 5.850%, 04/01/18	262
235	Dominion Resources, Inc., 5.200%, 08/15/19 (m)	277
40	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12 (m)	40
	MidAmerican Energy Holdings Co.,
100	5.750%, 04/01/18	119
120	6.125%, 04/01/36	150
35	6.500%, 09/15/37	46
	Sempra Energy,
100	2.300%, 04/01/17	102
100	9.800%, 02/15/19	139

		1,135

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
120	6.085%, 10/15/17 (m)	141
100	6.593%, 10/15/37 (m)	124

		265

	Total Utilities	5,523

	Total Corporate Bonds (Cost $45,282)	48,170

Foreign Government Security — 0.0% (g)
60	United Mexican States, (Mexico), 6.375%, 01/16/13 (Cost $60)	62

SHARES
Investment Companies — 13.9%
15	Cohen & Steers Infrastructure Fund, Inc.	260
1,900	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	15,979
576	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	12,351
5,279	JPMorgan High Yield Fund, Class R6 Shares (b)	41,546
752	JPMorgan International Realty Fund, Select Class Shares (b)	6,624
1,164	JPMorgan Realty Income Fund, Institutional Class Shares (b)	13,435

	Total Investment Companies (Cost $73,030)	90,195

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — 1.1%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
120	5.500%, 02/01/24	131
7	6.000%, 04/01/14	8
3	6.500%, 03/01/13 - 06/01/13	3
3	7.000%, 06/01/13	3
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
138	6.500%, 11/01/22 - 03/01/26	155
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
453	4.500%, 05/01/41	484
78	6.000%, 12/01/36	86
4	6.500%, 02/01/26	5
4	7.000%, 02/01/26	5
17	7.500%, 05/01/26 - 08/01/27	21
12	8.000%, 04/01/25 - 05/01/25	14
9	8.500%, 07/01/26	11
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
15	7.000%, 12/01/14 - 03/01/16	16
	Federal National Mortgage Association, 15 Year, Single Family,
35	4.500%, 05/01/19	38
42	5.000%, 10/01/19	46
380	6.000%, 01/01/14 - 01/01/24	412
7	6.500%, 04/01/13	7
4	7.000%, 06/01/13	3
	Federal National Mortgage Association, 30 Year, Single Family,
238	5.000%, 03/01/36	258
480	6.000%, 12/01/32 - 04/01/35	541
482	6.500%, 02/01/26 - 10/01/38	544
201	7.000%, 03/01/26 - 04/01/37	233
29	7.500%, 05/01/26 - 11/01/26	30
42	8.000%, 11/01/22 - 06/01/24	49
21	8.500%, 11/01/18	23
20	9.000%, 08/01/24	24
	Federal National Mortgage Association, Other,
145	2.490%, 10/01/17	152
200	3.482%, 11/01/20	215
200	3.492%, 01/01/18	216
150	3.590%, 10/01/20	163
200	3.596%, 12/01/20	216
992	3.730%, 06/01/18 (m)	1,089
245	3.810%, 01/01/19	269
296	4.474%, 04/01/21	335

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

244	4.515%, 02/01/20	276
296	4.794%, 01/01/21	339
	Government National Mortgage Association II, 30 Year, Single Family,
10	8.000%, 07/20/28	12
36	8.500%, 09/20/25	44
15	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	15
	Government National Mortgage Association, 30 Year, Single Family,
60	6.500%, 01/15/24 - 03/15/28	69
112	7.000%, 04/15/24 - 05/15/26	133
20	7.500%, 06/15/25 - 05/15/26	22
35	8.000%, 04/15/24 - 09/15/27	40
69	8.500%, 06/15/22 - 12/15/22	81
3	10.000%, 07/15/18	3

	Total Mortgage Pass-Through Securities (Cost $6,409)	6,839

Municipal Bonds — 0.1% (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, Build America Bonds, Series D, Rev., 5.600%, 03/15/40	44
150	Port Authority of New York & New Jersey, Taxable Construction 164th, Rev., 5.647%, 11/01/40	182

		226

	Ohio — 0.1%
210	American Municipal Power, Inc., Build America Bonds, Rev., 7.499%, 02/15/50 (m)	286

	Total Municipal Bonds (Cost $395)	512

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	66

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
44	4.625%, 09/15/60	53
65	5.250%, 09/15/39	85

	Total U.S. Government Agency Securities (Cost $108)	138

U.S. Treasury Obligations — 3.8%
	U.S. Treasury Bonds,
65	3.125%, 02/15/42 (m)	70
3,000	5.375%, 02/15/31 (m)	4,371
2,500	6.000%, 02/15/26 (m)	3,665
4,000	6.250%, 08/15/23 (m)	5,810

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
3,000	U.S. Treasury Bonds STRIPS, 08/15/16 (m)	2,917
100	U.S. Treasury Inflation Indexed Notes, 1.250%, 04/15/14	112
	U.S. Treasury Notes,
395	0.250%, 05/31/14	395
145	0.500%, 11/30/12 (k)	145
35	1.750%, 05/15/22 (m)	35
2,000	2.625%, 12/31/14 (m)	2,112
4,590	2.875%, 01/31/13 (k) (m)	4,662
600	3.125%, 10/31/16 (m)	663
95	4.250%, 09/30/12 (k) (m)	96

	Total U.S. Treasury Obligations (Cost $22,340)	25,053

SHARES
Short-Term Investments — 4.4%
	Investment Company — 4.4%
28,747	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $28,747)	28,747

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Obligation — 0.0% (g)
30	U.S. Treasury Bill, 0.168%, 05/30/13 (k) (n) (Cost $30)	30

	Total Short-Term Investments (Cost $28,777)	28,777

	Total Investments — 100.7% (Cost $580,547)	655,048
	Liabilities in Excess of Other Assets — (0.7)%	(4,426)

	NET ASSETS — 100.0%	$650,622

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	79.0%
United Kingdom	4.2
Japan	2.6
Switzerland	1.8
Germany	1.5
Netherlands	1.3
France	1.3
China	1.1
Others (each less than 1.0%)	7.2

*	Percentages indicated are based upon total investments as of June 30, 2012.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	Hang Seng Index	07/30/12	$3,510	$99
79	TOPIX Index	09/13/12	7,600	549
66	10 Year Australian Government Bond	09/17/12	8,475	(29)
30	10 Year U.S. Treasury Note	09/19/12	4,001	22
3	30 Year U.S. Treasury Bond	09/19/12	444	3
240	Dow Jones Euro STOXX 50 Index	09/21/12	6,849	325
14	E-mini Russell 2000	09/21/12	1,114	45
217	E-mini S&P 500	09/21/12	14,716	513
5	2 Year U.S. Treasury Note	09/28/12	1,101	— (h)
101	5 Year U.S. Treasury Note	09/28/12	12,521	8
	Short Futures Outstanding
(87)	Euro Bobl	09/06/12	(13,860)	107
(6)	10 Year Japanese Government Bond	09/10/12	(10,786)	(31)
(28)	10 Year Canadian Government Bond	09/19/12	(3,808)	(56)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
(6)	10 Year U.S. Treasury Note	09/19/12	$(800)	$(3)
(25)	S&P/Toronto 60 Index	09/20/12	(3,248)	(60)
(63)	SFE SPI 200 Index	09/20/12	(6,540)	45
(80)	E-mini Russell 2000	09/21/12	(6,363)	(217)
(67)	FTSE 100 Index	09/21/12	(5,796)	(81)
(4)	5 Year U.S. Treasury Note	09/28/12	(496)	— (h)

				$1,239

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 06/30/12		NET UNREALIZED APPRECIATION (DEPRECIATION)
70,459	EUR
84,807	for CHF	Barclays Bank plc	08/28/12	$89	#	$89	#	$— (h)
74,270	EUR
59,749	for GBP	Westpac Banking Corp.	08/28/12	94	#	94	#	— (h)
106,149	EUR
10,505,078	for JPY	Union Bank of Switzerland AG	08/28/12	131	#	134	#	3
63,880	EUR
584,957	for SEK	Westpac Banking Corp.	08/28/12	84	#	81	#	(3)
115,678	GBP
187,299	for AUD	Royal Bank of Scotland	08/28/12	190	#	181	#	(9)
59,400	GBP
95,377	for CAD	Westpac Banking Corp.	08/28/12	94	#	93	#	(1)
1,184,743	HKD
123,164	for EUR	Royal Bank of Canada	08/28/12	156	#	153	#	(3)
7,296,090	JPY
73,578	for EUR	Westpac Banking Corp.	08/28/12	93	#	91	#	(2)
6,447,251	JPY
584,133	for SEK	Westpac Banking Corp.	08/28/12	84	#	81	#	(3)
3,237,473	AUD	Royal Bank of Canada	08/28/12	3,163		3,296		133
70,629	CAD	TD Bank Financial Group	08/28/12	69		69		— (h)
1,682,915	CHF	Royal Bank of Canada	08/28/12	1,772		1,775		3
75,000	EUR	Credit Suisse International	08/28/12	95		95		— (h)
1,200,782	EUR	Royal Bank of Canada	08/28/12	1,488		1,521		33
701,548	GBP	Royal Bank of Canada	08/28/12	1,077		1,098		21
91,906	GBP	Westpac Banking Corp.	08/28/12	143		144		1
1,780,133	HKD	Royal Bank of Canada	08/28/12	230		230		— (h)
101,175,305	JPY	Royal Bank of Canada	08/28/12	1,294		1,266		(28)
19,900,000	JPY	Westpac Banking Corp.	08/28/12	251		249		(2)
2,718,608	NOK	HSBC Bank, N.A.	08/28/12	454		456		2
5,051,401	SEK	HSBC Bank, N.A.	08/28/12	704		729		25
1,024,206	SGD	HSBC Bank, N.A.	08/28/12	806		810		4
				$12,561		$12,735		$174

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2012

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 06/30/12	NET UNREALIZED APPRECIATION (DEPRECIATION)
445,642	CAD	Deutsche Bank AG	08/28/12	$439	$438	$1
315,058	CHF	Credit Suisse International	08/28/12	324	333	(9)
492,075	DKK	State Street Corp.	08/28/12	84	84	— (h)
1,210,270	EUR	BNP Paribas	08/28/12	1,539	1,532	7
1,836,876	EUR	Credit Suisse International	08/28/12	2,270	2,325	(55)
97,377	EUR	TD Bank Financial Group	08/28/12	123	124	(1)
91,937	EUR	Westpac Banking Corp.	08/28/12	115	117	(2)
1,829,885	GBP	State Street Corp.	08/28/12	2,892	2,865	27
918,822	GBP	Union Bank of Switzerland AG	08/28/12	1,408	1,439	(31)
3,893,855	HKD	BNP Paribas	08/28/12	502	502	— (h)
1,844,981	HKD	Morgan Stanley	08/28/12	238	238	— (h)
7,138,803	JPY	Barclays Bank plc	08/28/12	89	89	— (h)
56,000,000	JPY	Morgan Stanley	08/28/12	717	701	16
198,124	NZD	BNP Paribas	08/28/12	149	158	(9)
619,206	SEK	Credit Suisse International	08/28/12	84	89	(5)
				$10,973	$11,034	$(61)

#	For cross-currency exchange contracts, the settlement value is the U.S. dollar market value at 06/30/12 of the currency being sold, and the value at 06/30/12 is the U.S. dollar market value of the currency being purchased.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2012. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue Bond
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2012.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2012.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of $0 which amounts to 0.0% of total investments.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $107,678,000 and 16.4%, respectively.

Detailed information about investment portfolios of the underlying affiliated funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q and are available for download from both the SEC’s as well as the Fund’s website.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN FUNDS	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$536,366
Investments in affiliates, at value	118,682

Total investment securities, at value	655,048
Cash	1,203
Foreign currency, at value	507
Deposits at broker for futures contracts	100
Receivables:
Investment securities sold	2,660
Fund shares sold	592
Interest and dividends from non-affiliates	1,937
Dividends from affiliates	370
Tax reclaims	104
Variation margin on futures contracts	1,248
Unrealized appreciation on forward foreign currency exchange contracts	276
Other assets	24

Total Assets	664,069

LIABILITIES:
Payables:
Dividends	488
Investment securities purchased	11,195
Fund shares redeemed	1,199
Unrealized depreciation on forward foreign currency exchange contracts	163
Accrued liabilities:
Investment advisory fees	125
Shareholder servicing fees	39
Distribution fees	35
Custodian and accounting fees	47
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Deferred India capital gains tax	1
Other	155

Total Liabilities	13,447

Net Assets	$650,622

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2012

Diversified Fund
NET ASSETS:
Paid-in-capital	$577,196
Accumulated undistributed (distributions in excess of) net investment income	1,568
Accumulated net realized gains (losses)	(3,998)
Net unrealized appreciation (depreciation)	75,856

Total Net Assets	$650,622

Net Assets:
Class A	$128,999
Class B	4,217
Class C	10,566
Institutional Class	447,930
Select Class	58,910

Total	$650,622

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,047
Class B	295
Class C	743
Institutional Class	31,345
Select Class	4,116

Net Asset Value (b):
Class A — Redemption price per share	$14.26
Class B — Offering price per share (c)	14.30
Class C — Offering price per share (c)	14.22
Institutional Class — Offering and redemption price per share	14.29
Select Class — Offering and redemption price per share	14.31
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.93

Cost of investments in non-affiliates	$479,031
Cost of investments in affiliates	101,516
Cost of foreign currency	502

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	37

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,571
Interest income from affiliates	5
Dividend income from non-affiliates	9,809
Dividend income from affiliates	5,235
Foreign taxes withheld	(298)

Total investment income	22,322

EXPENSES:
Investment advisory fees	3,864
Administration fees	617
Distribution fees:
Class A	326
Class B	46
Class C	73
Shareholder servicing fees:
Class A	326
Class B	15
Class C	24
Institutional Class	490
Select Class	165
Custodian and accounting fees	452
Interest expense to affiliates	—	(a)
Professional fees	65
Trustees’ and Chief Compliance Officer’s fees	8
Printing and mailing costs	50
Registration and filing fees	37
Transfer agent fees	306
Other	13

Total expenses	6,877

Less amounts waived	(2,207)

Net expenses	4,670

Net investment income (loss)	17,652

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,563
Investment in affiliates	(608)
Futures	(786)
Foreign currency transactions	8

Net realized gain (loss)	5,177

Distributions of realized gains by investment company affiliates	1,001
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(10,832	)(b)
Investments in affiliates	(1,594)
Futures	582
Foreign currency translations	22

Change in net unrealized appreciation (depreciation)	(11,822)

Net realized/unrealized gains (losses)	(5,644)

Change in net assets resulting from operations	$12,008

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains Tax of approximately $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,652	$14,116
Net realized gain (loss)	5,177	47,208
Distributions of realized gains by investment company affiliates	1,001	99
Change in net unrealized appreciation (depreciation)	(11,822)	54,902

Change in net assets resulting from operations	12,008	116,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,027)	(2,382)
From net realized gains	(37)	—
Class B
From net investment income	(103)	(159)
From net realized gains	(2)	—
Class C
From net investment income	(180)	(104)
From net realized gains	(3)	—
Institutional Class
From net investment income	(13,545)	(9,847)
From net realized gains	(143)	—
Select Class
From net investment income	(1,620)	(1,598)
From net realized gains	(17)	—

Total distributions to shareholders	(18,677)	(14,090)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(78,561)	143,143

NET ASSETS:
Change in net assets	(85,230)	245,378
Beginning of period	735,852	490,474

End of period	$650,622	$735,852

Accumulated undistributed (distributions in excess of) net investment income	$1,568	$2,324

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,625	$29,661
Dividends and distributions reinvested	2,741	2,192
Cost of shares redeemed	(30,870)	(25,105)

Change in net assets from Class A capital transactions	$(3,504)	$6,748

Class B
Proceeds from shares issued	$57	$221
Dividends and distributions reinvested	103	152
Cost of shares redeemed	(4,859)	(6,381)

Change in net assets from Class B capital transactions	$(4,699)	$(6,008)

Class C
Proceeds from shares issued	$2,975	$5,716
Dividends and distributions reinvested	142	82
Cost of shares redeemed	(2,081)	(1,039)

Change in net assets from Class C capital transactions	$1,036	$4,759

Institutional Class
Proceeds from shares issued	$54,702	$201,735
Dividends and distributions reinvested	12,792	9,288
Cost of shares redeemed	(124,715)	(74,588)

Change in net assets from Institutional Class capital transactions	$(57,221)	$136,435

Select Class
Proceeds from shares issued	$9,502	$23,660
Dividends and distributions reinvested	1,036	975
Cost of shares redeemed	(24,711)	(23,426)

Change in net assets from Select Class capital transactions	$(14,173)	$1,209

Total change in net assets from capital transactions	$(78,561)	$143,143

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2012

	Diversified Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	1,766	2,114
Reinvested	203	158
Redeemed	(2,238)	(1,830)

Change in Class A Shares	(269)	442

Class B
Issued	4	16
Reinvested	8	11
Redeemed	(349)	(460)

Change in Class B Shares	(337)	(433)

Class C
Issued	215	411
Reinvested	11	6
Redeemed	(151)	(75)

Change in Class C Shares	75	342

Institutional Class
Issued	3,945	14,425
Reinvested	945	664
Redeemed	(8,545)	(5,310)

Change in Institutional Class Shares	(3,655)	9,779

Select Class
Issued	674	1,726
Reinvested	76	70
Redeemed	(1,803)	(1,683)

Change in Select Class Shares	(1,053)	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2012	$14.46	$0.30	(e)	$(0.18)	$0.12	$(0.32)	$— (f)	$(0.32)
Year Ended June 30, 2011	12.08	0.27	(e)	2.38	2.65	(0.27)	—	(0.27)
Year Ended June 30, 2010	10.71	0.24	(e)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(e)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)

Class B
Year Ended June 30, 2012	14.49	0.22	(e)	(0.17)	0.05	(0.24)	— (f)	(0.24)
Year Ended June 30, 2011	12.10	0.20	(e)	2.38	2.58	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.72	0.18	(e)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(e)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)

Class C
Year Ended June 30, 2012	14.43	0.23	(e)	(0.18)	0.05	(0.26)	— (f)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(e)	2.37	2.58	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.70	0.18	(e)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(e)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)

Institutional Class
Year Ended June 30, 2012	14.49	0.37	(e)	(0.18)	0.19	(0.39)	— (f)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(e)	2.38	2.72	(0.33)	—	(0.33)
Year Ended June 30, 2010	10.73	0.30	(e)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(e)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)

Select Class
Year Ended June 30, 2012	14.51	0.33	(e)	(0.17)	0.16	(0.36)	— (f)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(e)	2.38	2.69	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.74	0.27	(e)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(e)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Does not include expenses of Underlying Funds.
(d)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earning credits (c)	Portfolio turnover rate

$14.26	1.04%	$128,999	1.02%	2.17%	1.27%	66%
14.46	22.03	134,738	0.99	1.98	1.27	76
12.08	14.81	107,188	1.00	1.95	1.38	70
10.71	(15.04)	95,028	1.11	2.36	1.40	165
13.23	(5.68)	134,183	1.14	2.04	1.33	234

14.30	0.52	4,217	1.53	1.60	1.77	66
14.49	21.41	9,163	1.50	1.43	1.77	76
12.10	14.27	12,892	1.51	1.44	1.88	70
10.72	(15.51)	18,025	1.62	1.81	1.89	165
13.24	(6.20)	37,605	1.65	1.51	1.83	234

14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76
12.06	14.20	3,938	1.51	1.45	1.87	70
10.70	(15.46)	2,841	1.61	1.85	1.90	165
13.22	(6.24)	3,636	1.65	1.53	1.83	234

14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76
12.10	15.33	305,192	0.51	2.45	0.97	70
10.73	(14.60)	124,261	0.62	2.83	1.00	165
13.25	(5.20)	236,864	0.65	2.55	0.93	234

14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76
12.12	15.14	61,264	0.75	2.20	1.12	70
10.74	(14.79)	50,070	0.86	2.60	1.15	165
13.26	(5.43)	77,601	0.89	2.31	1.08	234

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including JPMorgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Fund’s Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment.

44	J.P. MORGAN FUNDS	JUNE 30, 2012

The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless the Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$42,535	$15,435	$—		$57,970
Consumer Staples	15,858	12,662	—	(a)	28,520
Energy	26,586	13,233	—		39,819
Financials	46,961	21,465	—		68,426
Health Care	34,392	8,999	—		43,391
Industrials	29,157	11,814	—		40,971
Information Technology	50,185	11,510	—		61,695
Materials	9,565	9,312	—		18,877
Telecommunication Services	6,036	4,843	—		10,879
Utilities	8,608	3,627	—		12,235

Total Common Stocks	269,883	112,900	—	(a)	382,783

Preferred Stocks
Consumer Discretionary	—	1,100	—		1,100
Consumer Staples	—	1,398	—		1,398
Financials	131	264	—		395

Total Preferred Stocks	131	2,762	—		2,893

Debt Securities
Asset-Backed Securities	—	16,323	—		16,323
Collateralized Mortgage Obligations
Agency CMO	—	39,696	—		39,696
Non-Agency CMO	—	10,156	—		10,156

Total Collateralized Mortgage Obligations	—	49,852	—		49,852

JUNE 30, 2012	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Commercial Mortgage-Backed Securities	$—	$3,385	$—	$3,385
Corporate Bonds
Consumer Discretionary	—	5,614	—	5,614
Consumer Staples	—	3,272	—	3,272
Energy	—	4,216	—	4,216
Financials	—	17,316	—	17,316
Health Care	—	2,458	—	2,458
Industrials	—	3,722	277	3,999
Information Technology	—	1,335	—	1,335
Materials	—	1,497	—	1,497
Telecommunication Services	—	2,940	—	2,940
Utilities	—	5,523	—	5,523

Total Corporate Bonds	—	47,893	277	48,170

Foreign Government Security	—	62	—	62
Mortgage Pass-Through Securities	—	6,839	—	6,839
Municipal Bonds	—	512	—	512
Supranational	—	66	—	66
U.S. Government Agency Securities	—	138	—	138
U.S. Treasury Obligations	—	25,053	—	25,053
Investment Companies	90,195	—	—	90,195
Short-Term Investments
Investment Company	28,747	—	—	28,747
U.S. Treasury Obligation	—	30	—	30

Total Investments in Securities	$388,956	$265,815	$277	$655,048

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$276	$—	$276
Futures Contracts	1,716	—	—	1,716

Total Appreciation in Other Financial Instruments	$1,716	$276	$—	$1,992

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(163)	$—	$(163)
Futures Contracts	(477)	—	—	(477)

Total Depreciation in Other Financial Instruments	$(477)	$(163)	$—	$(640)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPMorgan Diversified Fund	Balance as of 06/30/11		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 06/30/12
Investments in Securities
Common Stocks — Consumer Staples	$—		$—	$(122)	$—		$—	$—	$122	$—	$—	(b)
Corporate Bonds — Financials	—	(a)	(199)	199	—		—	— (a)	—	—	—
Corporate Bonds — Industrials	—		—	13	—	(a)	—	(15)	279	—	277

	$—	(a)	$(199)	$90	$—	(a)	$—	$(15)	$401	$—	$277

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

46	J.P. MORGAN FUNDS	JUNE 30, 2012

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(109,000). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (“Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of June 30, 2012, was $0 and 0.0%, respectively.

As of June 30, 2012, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Average Notional Balance	Ending Notional Balance
Long Futures Contracts:
Equity	$45,665	$33,789
Interest Rate	24,424	26,542

Short Futures Contracts:
Equity	25,675	21,947
Interest Rate	21,110	29,750

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

JUNE 30, 2012	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2012 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$12,372
Ending Notional Balance Long	12,561
Average Notional Balance Short	9,919
Ending Notional Balance Short	10,973

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2012, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Future Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$140	$—
Foreign exchange contracts	Receivables	—	276
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,576	—

Total		$1,716	$276

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(119)	$—
Foreign exchange contracts	Payables	—	(163)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(358)	—

Total		$(477)	$(163)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2012, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$1,066	$—	$1,066
Foreign exchange contracts	—	75	75
Equity contracts	(1,852)	—	(1,852)

Total	$(786)	$75	$(711)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(67)	$—	$(67)
Foreign exchange contracts	—	16	16
Equity contracts	649	—	649

Total	$582	$16	$598

The Fund’s derivatives contracts held at June 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

48	J.P. MORGAN FUNDS	JUNE 30, 2012

F. Investment Transactions with Affiliates — The Fund invests in Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates (amounts in thousands):

	For the year ended June 30, 2012
Affiliate	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
Diversified Fund
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$22,004	$6,400	$12,970	$179	$1,301	1,900	$15,979
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,140	3,038	10,700	(121)	38	576	12,351
JPMorgan High Yield Fund, Class R6 Shares	39,454	18,089	14,545	257	3,338	5,279	41,546
JPMorgan International Realty Fund, Select Class Shares	6,490	2,314	1,800	10	274	752	6,624
JPMorgan Prime Money Market Fund, Institutional Class Shares	58,688	292,444	322,385	—	21	28,747	28,747
JPMorgan Realty Income Fund, Institutional Class Shares	6,261	7,664	1,700	68	263	1,164	13,435

	$155,037			$393	$5,235		$118,682

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

JUNE 30, 2012	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

In particular, the Fund is subject to a tax imposed on short-term capital gains on securities of certain issuers domiciled in India. If applicable, the Fund records an estimated deferred tax liability included in Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities for net unrealized gains on these securities in an amount payable if these securities were disposed of at period end. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$67	$(67)

The reclassifications for the Fund relate primarily to distributions from investments in regulated investment companies and foreign futures contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services, Co. serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$10	$1

50	J.P. MORGAN FUNDS	JUNE 30, 2012

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the year ended June 30, 2012. The expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$843	$510	$1,353

Voluntary Waivers
Investment Advisory	Administration	Total
$565	$252	$817

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012, was approximately $37,000.

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Other expenses on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

JUNE 30, 2012	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker-dealers. For the year ended June 30, 2012, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$421,937	$468,577	$29,509	$47,414

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$590,135	$83,121	$18,208	$64,913

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$18,475	$202	$18,677

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$14,090	$—	$14,090

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Short-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,215	$—	$6,696	$65,867

For the Fund, the cumulative timing differences primarily consist of distributions payable, mark to market of forward foreign currency exchange contracts and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Fund did not have pre-enactment or post-enactment net capital loss carryforwards.

52	J.P. MORGAN FUNDS	JUNE 30, 2012

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

JUNE 30, 2012	J.P. MORGAN FUNDS	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

54	J.P. MORGAN FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN FUNDS	55

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

56	J.P. MORGAN FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,072.00	$5.20	1.01%
Hypothetical	1,000.00	1,019.84	5.07	1.01
Class B
Actual	1,000.00	1,069.30	7.87	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Class C
Actual	1,000.00	1,069.70	7.82	1.52
Hypothetical	1,000.00	1,017.30	7.62	1.52
Institutional Class
Actual	1,000.00	1,074.50	2.68	0.52
Hypothetical	1,000.00	1,022.28	2.61	0.52
Select Class
Actual	1,000.00	1,073.10	3.92	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

58	J.P. MORGAN FUNDS	JUNE 30, 2012

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

24.06% of ordinary income distributions were eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012.

Long Term Capital Gain Designation — 15%

The Fund hereby designates approximately $202,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012.

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $18,475,000 of ordinary income distributions was treated as qualified dividends.

JUNE 30, 2012	J.P. MORGAN FUNDS	59

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-DIV-612

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2012

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.47%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$1,232,910

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the systems and network hardware and retail sectors was the main contributor to relative performance. The Fund’s stock selection in the industrial cyclical and basic materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Apple, Inc. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base. The Fund’s underweight position versus the Benchmark in Hewlett-Packard Co. also contributed to relative performance as concerns about the company’s declining earnings caused the stock to underperform its sector peers.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Sprint Nextel Corp., Dendreon Corp. and Alcoa, Inc. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. The announcement of a class action lawsuit against the company also hurt the stock. Shares of Alcoa, Inc., an aluminum mining company, declined due to concerns that slowing economic growth would hurt demand.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.7%
2.	Microsoft Corp.	3.3
3.	Chevron Corp.	2.4
4.	Wells Fargo & Co.	2.4
5.	Merck & Co., Inc.	2.2
6.	Union Pacific Corp.	2.2
7.	Oracle Corp.	2.1
8.	Exxon Mobil Corp.	1.9
9.	Coca-Cola Co. (The)	1.7
10.	Google, Inc., Class A	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.9%
Financials	14.3
Consumer Discretionary	12.2
Health Care	12.0
Industrials	11.6
Energy	10.3
Consumer Staples	9.9
Utilities	3.4
Materials	2.9
Telecommunication Services	2.5
U.S. Treasury Obligation	0.1
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		4.98%	0.38%	5.16%
With Sales Charge*		(0.52)	(0.70)	4.59
CLASS R6 SHARES	3/24/03	5.57	0.89	5.71
INSTITUTIONAL CLASS SHARES	1/3/97	5.47	0.80	5.61
SELECT CLASS SHARES	9/10/01	5.31	0.65	5.44

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.95%
Russell 1000 Growth Index	5.76%

Net Assets as of 6/30/2012 (In Thousands)	$39,190

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the producer durables sector, and stock selection and an underweight versus the Benchmark in the materials and processing sector, contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in NetApp, Inc., Cognizant Technology Solutions Corp. and Juniper Networks, Inc. Shares of NetApp, Inc., a provider of storage and data management solutions, declined after the company gave a disappointing outlook for its quarterly earnings. Shares of Cognizant Technology Solutions Corp., an outsourcing company, declined after the company lowered its expectations for its fiscal year earnings. Shares of Juniper Networks, Inc. declined after the communications equipment company lowered its expectations for its fourth-quarter earnings due to weaker-than-expected demand for routers from telecommunication service providers.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Kansas City Southern and McDonald’s Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of railroad operator Kansas City Southern gained due to improving trends for freight volume. Shares of McDonald’s Corp. benefited from the company’s consistently strong earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfo-

lio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.1%
2.	Biogen Idec, Inc.	6.2
3.	Express Scripts Holding Co.	4.9
4.	Starbucks Corp.	4.9
5.	MasterCard, Inc., Class A	4.7
6.	Capital One Financial Corp.	4.5
7.	Kansas City Southern	4.4
8.	priceline.com, Inc.	4.0
9.	Allergan, Inc.	3.9
10.	Teradata Corp.	3.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.6%
Health Care	18.7
Consumer Discretionary	17.3
Industrials	7.7
Financials	7.0
Energy	3.9
Consumer Staples	3.6
Materials	3.5
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		2.65%	17.04%	1.27%
With Sales Charge*		(2.75)	14.96	0.09
CLASS C SHARES	11/30/07
Without CDSC		2.17	16.45	0.77
With CDSC**		1.17	16.45	0.77
CLASS R5 SHARES	11/30/07	3.18	17.57	1.73
SELECT CLASS SHARES	11/30/07	2.95	17.33	1.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.48%
Russell 1000 Value Index	3.01%

Net Assets as of 6/30/2012 (In Thousands)	$2,212,699

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the financials and energy sectors was the main contributor to relative performance. The Fund’s stock selection in the industrials sector and underweight versus the Benchmark in the health care sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in PPG Industries, Inc. and TJX Cos., Inc. Shares of PPG Industries, Inc. benefited from investors’ positive reaction to the announcement that the chemical manufacturing company would increase its quarterly dividend. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. In addition, the Fund’s underweight position versus the Benchmark in financial services company Citigroup Inc. contributed to relative performance, as the stock underperformed its sector peers.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position in Greif, Inc. and Tiffany & Co. Shares of Greif, Inc. declined after the container and packing company lowered its expectations for its fiscal 2011 earnings. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales. The Fund’s underweight position in General Electric Co. also detracted from relative performance as the stock outperformed its sector peers during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Merck & Co., Inc.	3.3
3.	Pfizer, Inc.	3.1
4.	Verizon Communications, Inc.	2.5
5.	T. Rowe Price Group, Inc.	2.3
6.	Exxon Mobil Corp.	2.0
7.	ConocoPhillips	2.0
8.	Microsoft Corp.	2.0
9.	Sempra Energy	1.9
10.	PPG Industries, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.3%
Consumer Discretionary	13.5
Health Care	10.6
Information Technology	10.6
Energy	9.5
Industrials	8.4
Consumer Staples	7.0
Utilities	6.8
Materials	4.7
Telecommunication Services	4.4
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		7.30%	1.32%	5.77%
With Sales Charge*		1.67	0.23	5.20
CLASS B SHARES	1/14/94
Without CDSC		6.75	0.80	5.27
With CDSC**		1.75	0.41	5.27
CLASS C SHARES	11/4/97
Without CDSC		6.72	0.78	5.16
With CDSC***		5.72	0.78	5.16
CLASS R2 SHARES	2/28/11	7.13	1.19	5.64
CLASS R5 SHARES	2/28/11	7.78	1.67	6.09
CLASS R6 SHARES	1/31/12	7.80	1.67	6.09
SELECT CLASS SHARES	7/2/87	7.48	1.62	6.07

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.45%
S&P 500/Citigroup Value Index	3.00%

Net Assets as of 6/30/2012 (In Thousands)	$308,417

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the information technology sector was the main contributor to relative performance. The Fund’s stock selection and underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., TJX Cos., Inc. and U.S. Bancorp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of U.S. Bancorp. benefited from the announcement that the company would increase its quarterly dividend payment.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Devon Energy Corp., Tiffany & Co. and PACCAR, Inc. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales. Shares of PACCAR, Inc. declined after the truck manufacturer reported lower-than-expected second-quarter profit and lowered its outlook for North American truck sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.4%
2.	Microsoft Corp.	3.0
3.	Apple, Inc.	3.0
4.	Merck & Co., Inc.	2.9
5.	Exxon Mobil Corp.	2.8
6.	American Express Co.	2.4
7.	T. Rowe Price Group, Inc.	2.3
8.	U.S. Bancorp	2.2
9.	General Electric Co.	2.2
10.	Verizon Communications, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.3%
Consumer Discretionary	15.6
Health Care	13.6
Energy	10.5
Information Technology	8.4
Industrials	7.6
Consumer Staples	5.6
Telecommunication Services	3.3
Utilities	2.5
Materials	0.8
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		5.45%	(1.86)%	4.48%
With Sales Charge*		(0.10)	(2.91)	3.92
CLASS B SHARES	11/4/93
Without CDSC		4.93	(2.35)	4.06
With CDSC**		(0.07)	(2.80)	4.06
CLASS C SHARES	1/2/98
Without CDSC		4.94	(2.35)	3.96
With CDSC***		3.94	(2.35)	3.96
SELECT CLASS SHARES	1/25/96	5.78	(1.55)	4.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.85%
Russell 1000 Growth Index	5.76%

Net Assets as of 6/30/2012 (In Thousands)	$6,916,874

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care and producer durables sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Alexion Pharmaceuticals, Inc., Monster Beverage Corp. and Apple, Inc. Shares of biotechnology company Alexion Pharmaceuticals, Inc. increased as investors reacted positively to the company’s earnings growth and favorable regulatory opinions on its Soliris drug. Monster Beverage Corp. sells and distributes alternative beverages. The stock benefited from positive growth trends in its energy drink category. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Fossil, Inc. and Cognizant Technology Solutions Corp. Shares of Fossil, Inc., a specialty retailer, declined after the company lowered its expectations for its fourth-quarter earnings. Shares of Cognizant Technology Solutions Corp., an outsourcing company, declined after the company lowered its expectations for its fiscal year earnings. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the producer durables sector.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.3%
2.	MasterCard, Inc., Class A	3.6
3.	Biogen Idec, Inc.	3.2
4.	International Business Machines Corp.	2.8
5.	Intuitive Surgical, Inc.	2.7
6.	Starbucks Corp.	2.7
7.	Philip Morris International, Inc.	2.6
8.	Alexion Pharmaceuticals, Inc.	2.5
9.	W.W. Grainger, Inc.	2.3
10.	Monster Beverage Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	31.7%
Consumer Discretionary	17.5
Health Care	16.7
Consumer Staples	12.1
Industrials	8.1
Energy	4.5
Materials	4.5
Financials	1.1
Short-Term Investment	3.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		5.63%	4.86%	6.52%
With Sales Charge*		0.08	3.73	5.94
CLASS B SHARES	1/14/94
Without CDSC		5.12	4.29	6.00
With CDSC**		0.12	3.95	6.00
CLASS C SHARES	11/4/97
Without CDSC		5.16	4.32	5.90
With CDSC***		4.16	4.32	5.90
CLASS R2 SHARES	11/3/08	5.41	4.61	6.24
CLASS R5 SHARES	4/14/09	6.10	5.24	6.84
CLASS R6 SHARES	11/30/10	6.15	5.26	6.85
SELECT CLASS SHARES	2/28/92	5.85	5.10	6.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.54%
Russell 1000 Value Index	3.01%

Net Assets as of 6/30/2012 (In Thousands)	$635,373

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Effective August 1, 2012, there was a portfolio management change. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the industrial cyclical sector and stock selection and underweight versus the Benchmark in the big banks and brokers sector were the main detractors from relative performance. The Fund’s stock selection in the information technology and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Citigroup, Inc., MetLife, Inc. and Sprint Nextel Corp. Uncertainty about potential federal regulation and concerns surrounding contagion from the European debt crisis hurt shares of financial services company Citigroup, Inc. Shares of insurance company MetLife, Inc. declined after the U.S. Federal Reserve blocked the company from raising its dividend or buying back shares. Shares of wireless provider Sprint Nextel Corp. declined due to concerns surrounding the company’s announcement that it would have to raise additional capital to meet near-term debt obligations.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Wells Fargo & Co. and Comcast Corp. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Comcast Corp. increased as investors reacted positively to the news that the communications services company would increase its quarterly dividend and repurchase stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.7%
2.	Chevron Corp.	4.2
3.	Citigroup, Inc.	3.8
4.	UnitedHealth Group, Inc.	3.6
5.	Exxon Mobil Corp.	3.6
6.	MetLife, Inc.	3.2
7.	Occidental Petroleum Corp.	2.8
8.	Merck & Co., Inc.	2.8
9.	State Street Corp.	2.7
10.	Apache Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.5%
Energy	16.7
Health Care	15.0
Consumer Discretionary	11.9
Information Technology	10.9
Industrials	10.1
Consumer Staples	3.5
Utilities	3.3
Others (each less than 1.0%)	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(2.75)%	(3.54)%	3.62%
With Sales Charge*		(7.82)	(4.58)	3.06
CLASS B SHARES	1/14/94
Without CDSC		(3.22)	(4.07)	3.12
With CDSC**		(8.22)	(4.54)	3.12
CLASS C SHARES	3/22/99
Without CDSC		(3.17)	(4.05)	3.02
With CDSC***		(4.17)	(4.05)	3.02
CLASS R2 SHARES	11/3/08	(2.97)	(3.81)	3.34
CLASS R5 SHARES	5/15/06	(2.34)	(3.15)	3.98
CLASS R6 SHARES	11/30/10	(2.30)	(3.13)	3.99
SELECT CLASS SHARES	3/1/91	(2.54)	(3.36)	3.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.67%
S&P 500 Index	5.45%

Net Assets as of 6/30/2012 (In Thousands)	$6,453,009

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the industrial cyclical and auto and transportation sectors was the main detractor from relative performance. The Fund’s stock selection in the systems hardware and pharmaceuticals/medical technology sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in General Motors Co. and Johnson Controls, Inc. Shares of car manufacturer General Motors Co. declined due to scheduled downtime in several of its truck manufacturing plants, weakness in Europe and concerns over slowing global growth. Shares of auto and truck parts manufacturer Johnson Controls, Inc. declined after the company lowered its forecast for earnings. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Apple, Inc. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base. The Fund’s underweight position versus the Benchmark in Hewlett-Packard Co. also contributed to relative performance as concerns about the company’s declining earnings caused the stock to underperform its sector peers. In addition, the Fund used S&P 500 futures to equitize cash during the reporting period, which contributed to returns.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had modest overweights versus the Benchmark in the auto and transportation and health services and systems sectors. The Fund had modest underweights versus the Benchmark in the real estate investment trusts (REITs) and industrial cyclical sectors.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.3%
2.	Wells Fargo & Co.	2.4
3.	Time Warner, Inc.	2.3
4.	Microsoft Corp.	2.2
5.	Merck & Co., Inc.	2.2
6.	Occidental Petroleum Corp.	2.1
7.	Exxon Mobil Corp.	1.8
8.	Coca-Cola Co. (The)	1.7
9.	United Technologies Corp.	1.6
10.	UnitedHealth Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.8%
Consumer Discretionary	15.8
Health Care	14.0
Financials	13.9
Energy	11.0
Industrials	10.2
Consumer Staples	7.3
Materials	2.7
Utilities	2.3
Telecommunication Services	2.2
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		2.27%	1.15%	6.01%
With Sales Charge*		(3.10)	0.07	5.44
CLASS B SHARES	9/10/01
Without CDSC		1.74	0.63	5.53
With CDSC**		(3.26)	0.24	5.53
CLASS C SHARES	9/10/01
Without CDSC		1.83	0.65	5.44
With CDSC***		0.83	0.65	5.44
CLASS R2 SHARES	11/3/08	2.00	0.97	5.92
CLASS R5 SHARES	5/15/06	2.62	1.58	6.47
CLASS R6 SHARES	11/30/10	2.76	1.62	6.49
INSTITUTIONAL CLASS SHARES	9/17/93	2.67	1.54	6.44
SELECT CLASS SHARES	9/10/01	2.43	1.38	6.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 12.3%
	Automobiles — 0.6%
370	Ford Motor Co.	3,551
207	General Motors Co. (a)	4,083

		7,634

	Hotels, Restaurants & Leisure — 0.6%
42	Carnival Corp.	1,442
47	McDonald’s Corp.	4,126
47	Royal Caribbean Cruises Ltd.	1,234

		6,802

	Household Durables — 0.9%
123	D.R. Horton, Inc.	2,263
90	Lennar Corp., Class A	2,791
25	Newell Rubbermaid, Inc.	453
1	NVR, Inc. (a)	1,190
462	PulteGroup, Inc. (a)	4,948

		11,645

	Internet & Catalog Retail — 0.6%
33	Amazon.com, Inc. (a)	7,431

	Leisure Equipment & Products — 0.2%
114	Brunswick Corp.	2,535

	Media — 3.7%
292	CBS Corp. (Non-Voting), Class B	9,582
357	Comcast Corp., Class A	11,426
88	DIRECTV, Class A (a)	4,283
56	DISH Network Corp., Class A	1,605
44	Time Warner Cable, Inc.	3,571
379	Time Warner, Inc.	14,591

		45,058

	Multiline Retail — 1.1%
224	Target Corp.	13,008

	Specialty Retail — 3.8%
9	AutoZone, Inc. (a)	3,143
61	CarMax, Inc. (a)	1,592
383	Home Depot, Inc. (The)	20,290
646	Lowe’s Cos., Inc.	18,368
87	TJX Cos., Inc.	3,735

		47,128

	Textiles, Apparel & Luxury Goods — 0.8%
25	Coach, Inc.	1,485
7	Lululemon Athletica, Inc., (Canada) (a)	435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
64	V.F. Corp.	8,476

		10,396

	Total Consumer Discretionary	151,637

	Consumer Staples — 10.0%
	Beverages — 2.1%
276	Coca-Cola Co. (The)	21,576
73	Coca-Cola Enterprises, Inc.	2,033
29	Constellation Brands, Inc., Class A (a)	785
35	Dr. Pepper Snapple Group, Inc.	1,546

		25,940

	Food & Staples Retailing — 0.8%
52	CVS Caremark Corp.	2,425
245	Kroger Co. (The)	5,686
62	Walgreen Co.	1,819

		9,930

	Food Products — 3.7%
202	Archer-Daniels-Midland Co.	5,972
92	Campbell Soup Co.	3,071
228	General Mills, Inc.	8,771
24	JM Smucker Co. (The)	1,775
88	Kellogg Co.	4,356
509	Kraft Foods, Inc., Class A	19,646
81	Tyson Foods, Inc., Class A	1,519

		45,110

	Household Products — 1.6%
81	Clorox Co. (The)	5,884
231	Procter & Gamble Co. (The)	14,147

		20,031

	Tobacco — 1.8%
165	Altria Group, Inc.	5,708
11	Lorillard, Inc.	1,438
165	Philip Morris International, Inc.	14,412

		21,558

	Total Consumer Staples	122,569

	Energy — 10.4%
	Energy Equipment & Services — 1.4%
42	Baker Hughes, Inc.	1,707
128	Ensco plc, (United Kingdom), Class A	6,026
102	Halliburton Co.	2,893
110	Schlumberger Ltd.	7,118

		17,744

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 9.0%
36	Apache Corp.	3,199
64	Chesapeake Energy Corp.	1,194
280	Chevron Corp.	29,584
203	Denbury Resources, Inc. (a)	3,073
51	EOG Resources, Inc.	4,596
50	EQT Corp.	2,665
276	Exxon Mobil Corp.	23,659
59	Kinder Morgan, Inc.	1,901
267	Marathon Oil Corp.	6,835
18	Murphy Oil Corp.	915
161	Occidental Petroleum Corp.	13,846
131	Peabody Energy Corp.	3,220
33	Phillips 66 (a)	1,080
25	Pioneer Natural Resources Co.	2,197
97	Range Resources Corp.	6,001
244	Valero Energy Corp.	5,893
23	Williams Cos., Inc. (The)	673

		110,531

	Total Energy	128,275

	Financials — 14.4%
	Capital Markets — 2.3%
124	Bank of New York Mellon Corp. (The)	2,711
4	BlackRock, Inc.	611
11	Franklin Resources, Inc.	1,210
59	Goldman Sachs Group, Inc. (The)	5,629
295	Invesco Ltd.	6,668
199	State Street Corp.	8,897
132	TD Ameritrade Holding Corp.	2,241

		27,967

	Commercial Banks — 3.4%
204	Comerica, Inc.	6,262
65	First Niagara Financial Group, Inc.	496
276	Huntington Bancshares, Inc.	1,766
228	KeyCorp	1,765
103	SunTrust Banks, Inc.	2,501
875	Wells Fargo & Co.	29,262

		42,052

	Consumer Finance — 1.2%
184	Capital One Financial Corp.	10,042
150	Discover Financial Services	5,180

		15,222

	Diversified Financial Services — 2.0%
1,215	Bank of America Corp.	9,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
525	Citigroup, Inc.	14,394

		24,335

	Insurance — 3.2%
72	ACE Ltd., (Switzerland)	5,302
53	Allstate Corp. (The)	1,867
62	American International Group, Inc. (a)	1,983
69	Axis Capital Holdings Ltd., (Bermuda)	2,243
109	Berkshire Hathaway, Inc., Class B (a)	9,091
22	Everest Re Group Ltd., (Bermuda)	2,236
115	Hartford Financial Services Group, Inc.	2,024
308	MetLife, Inc.	9,495
97	Prudential Financial, Inc.	4,689

		38,930

	Real Estate Investment Trusts (REITs) — 2.1%
44	Alexandria Real Estate Equities, Inc.	3,229
75	Apartment Investment & Management Co., Class A	2,038
200	CubeSmart	2,331
250	Duke Realty Corp.	3,666
55	Equity Lifestyle Properties, Inc.	3,786
7	Essex Property Trust, Inc.	1,108
20	Home Properties, Inc.	1,203
51	Hospitality Properties Trust	1,253
69	Host Hotels & Resorts, Inc.	1,096
44	LaSalle Hotel Properties	1,271
80	Liberty Property Trust	2,929
18	Macerich Co. (The)	1,075
58	Pebblebrook Hotel Trust	1,347

		26,332

	Real Estate Management & Development — 0.1%
28	Howard Hughes Corp. (The) (a)	1,714

	Thrifts & Mortgage Finance — 0.1%
63	Washington Federal, Inc.	1,067

	Total Financials	177,619

	Health Care — 12.1%
	Biotechnology — 2.1%
90	Biogen Idec, Inc. (a)	12,936
197	Celgene Corp. (a)	12,625

		25,561

	Health Care Equipment & Supplies — 1.8%
76	Baxter International, Inc.	4,055
18	Becton, Dickinson & Co.	1,353
164	CareFusion Corp. (a)	4,217

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
235	Covidien plc, (Ireland)	12,561

		22,186

	Health Care Providers & Services — 2.3%
18	AMERIGROUP Corp. (a)	1,200
39	Cigna Corp.	1,694
108	Humana, Inc.	8,334
29	McKesson Corp.	2,741
245	UnitedHealth Group, Inc.	14,331

		28,300

	Life Sciences Tools & Services — 0.2%
15	Life Technologies Corp. (a)	653
33	Thermo Fisher Scientific, Inc.	1,692

		2,345

	Pharmaceuticals — 5.7%
163	Abbott Laboratories	10,521
27	Allergan, Inc.	2,527
91	Johnson & Johnson	6,128
653	Merck & Co., Inc.	27,277
164	Mylan, Inc. (a)	3,509
7	Perrigo Co.	861
837	Pfizer, Inc.	19,251

		70,074

	Total Health Care	148,466

	Industrials — 11.6%
	Aerospace & Defense — 2.0%
80	Honeywell International, Inc.	4,456
265	United Technologies Corp.	20,001

		24,457

	Air Freight & Logistics — 1.3%
32	FedEx Corp.	2,913
164	United Parcel Service, Inc., Class B	12,940

		15,853

	Airlines — 0.2%
344	Southwest Airlines Co.	3,175

	Building Products — 0.2%
199	Masco Corp.	2,759

	Construction & Engineering — 0.3%
77	Fluor Corp.	3,797

	Electrical Equipment — 0.3%
69	Emerson Electric Co.	3,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.4%
7	3M Co.	651
620	General Electric Co.	12,921
78	Tyco International Ltd., (Switzerland)	4,116

		17,688

	Machinery — 1.4%
40	Cummins, Inc.	3,857
15	Deere & Co.	1,173
33	Eaton Corp.	1,300
240	PACCAR, Inc.	9,424
18	Stanley Black & Decker, Inc.	1,171

		16,925

	Professional Services — 0.3%
15	Dun & Bradstreet Corp. (The)	1,032
62	Equifax, Inc.	2,871

		3,903

	Road & Rail — 4.0%
918	CSX Corp.	20,536
31	Norfolk Southern Corp.	2,237
225	Union Pacific Corp.	26,866

		49,639

	Trading Companies & Distributors — 0.2%
11	W.W. Grainger, Inc.	2,065

	Total Industrials	143,478

	Information Technology — 19.1%
	Communications Equipment — 1.0%
596	Cisco Systems, Inc.	10,233
29	QUALCOMM, Inc.	1,626

		11,859

	Computers & Peripherals — 6.0%
101	Apple, Inc. (a)	58,990
200	EMC Corp. (a)	5,121
258	Hewlett-Packard Co.	5,196
155	NetApp, Inc. (a)	4,916

		74,223

	Internet Software & Services — 2.2%
112	eBay, Inc. (a)	4,705
36	Google, Inc., Class A (a)	20,645
11	LinkedIn Corp., Class A (a)	1,158

		26,508

	IT Services — 0.7%
84	Fidelity National Information Services, Inc.	2,846

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
31	International Business Machines Corp.	6,141

		8,987

	Semiconductors & Semiconductor Equipment — 3.1%
203	Altera Corp.	6,859
18	Avago Technologies Ltd., (Singapore)	653
116	Broadcom Corp., Class A (a)	3,917
403	Intel Corp.	10,727
15	KLA-Tencor Corp.	714
146	Lam Research Corp. (a)	5,521
232	LSI Corp. (a)	1,479
47	Marvell Technology Group Ltd., (Bermuda)	528
214	ON Semiconductor Corp. (a)	1,518
211	Texas Instruments, Inc.	6,054

		37,970

	Software — 6.1%
159	Adobe Systems, Inc. (a)	5,153
18	Citrix Systems, Inc. (a)	1,519
1,356	Microsoft Corp.	41,472
897	Oracle Corp.	26,651
68	Symantec Corp. (a)	1,000

		75,795

	Total Information Technology	235,342

	Materials — 2.9%
	Chemicals — 2.1%
110	Air Products & Chemicals, Inc.	8,899
4	CF Industries Holdings, Inc.	698
310	E.I. du Pont de Nemours & Co.	15,676
36	Georgia Gulf Corp.	934

		26,207

	Containers & Packaging — 0.1%
35	Crown Holdings, Inc. (a)	1,207
4	Greif, Inc., Class A	152

		1,359

	Metals & Mining — 0.7%
738	Alcoa, Inc.	6,459
45	Newmont Mining Corp.	2,193

		8,652

	Total Materials	36,218

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.4%
435	AT&T, Inc. (m)	15,512
325	Verizon Communications, Inc.	14,443

		29,955

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.1%
22	SBA Communications Corp., Class A (a)	1,244

	Total Telecommunication Services	31,199

	Utilities — 3.4%
	Electric Utilities — 2.1%
209	FirstEnergy Corp.	10,261
80	NextEra Energy, Inc.	5,534
260	NV Energy, Inc.	4,574
33	OGE Energy Corp.	1,699
78	Southern Co. (The)	3,597

		25,665

	Gas Utilities — 0.2%
82	UGI Corp.	2,422

	Independent Power Producers & Energy Traders — 0.1%
70	Calpine Corp. (a)	1,157

	Multi-Utilities — 1.0%
193	PG&E Corp.	8,751
61	Sempra Energy	4,174

		12,925

	Total Utilities	42,169

	Total Common Stocks (Cost $1,090,862)	1,216,972

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.0%
	U.S. Treasury Obligation — 0.1%
1,430	U.S. Treasury Bill, 0.174%, 05/30/13 (k) (n)	1,427

SHARES
	Investment Company — 1.9%
23,521	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m)	23,521

	Total Short-Term Investments (Cost $24,949)	24,948

	Total Investments — 100.7% (Cost $1,115,811)	1,241,920
	Liabilities in Excess of Other Assets — (0.7)%	(9,010)

	NET ASSETS — 100.0%	$1,232,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
286	E-mini S&P 500	09/21/12	$19,397	$665

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 17.4%
	Hotels, Restaurants & Leisure — 8.1%
28	Las Vegas Sands Corp.	1,224
36	Starbucks Corp.	1,922

		3,146

	Internet & Catalog Retail — 5.3%
2	Amazon.com, Inc. (a)	521
2	priceline.com, Inc. (a)	1,558

		2,079

	Specialty Retail — 2.0%
15	Home Depot, Inc. (The)	790

	Textiles, Apparel & Luxury Goods — 2.0%
19	Michael Kors Holdings Ltd., (Hong Kong) (a)	789

	Total Consumer Discretionary	6,804

	Consumer Staples — 3.6%
	Food & Staples Retailing — 3.6%
15	Whole Foods Market, Inc.	1,401

	Energy — 3.9%
	Energy Equipment & Services — 2.6%
24	Cameron International Corp. (a)	1,019

	Oil, Gas & Consumable Fuels — 1.3%
6	Concho Resources, Inc. (a)	519

	Total Energy	1,538

	Financials — 7.0%
	Consumer Finance — 4.6%
33	Capital One Financial Corp.	1,780

	Real Estate Investment Trusts (REITs) — 2.4%
14	American Tower Corp.	951

	Total Financials	2,731

	Health Care — 18.7%
	Biotechnology — 6.2%
17	Biogen Idec, Inc. (a)	2,415

	Health Care Providers & Services — 4.9%
35	Express Scripts Holding Co. (a)	1,934

	Pharmaceuticals — 7.6%
17	Allergan, Inc.	1,544
10	Novo Nordisk A/S, (Denmark), ADR	1,424

		2,968

	Total Health Care	7,317

	Industrials — 7.7%
	Aerospace & Defense — 3.3%
10	TransDigm Group, Inc. (a)	1,316

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 4.4%
25	Kansas City Southern	1,720

	Total Industrials	3,036

	Information Technology — 34.6%
	Communications Equipment — 1.6%
12	QUALCOMM, Inc.	640

	Computers & Peripherals — 11.8%
6	Apple, Inc. (a)	3,580
41	EMC Corp. (a)	1,054

		4,634

	Internet Software & Services — 3.9%
9	Baidu, Inc., (China), ADR (a)	1,032
1	Google, Inc., Class A (a)	502

		1,534

	IT Services — 8.5%
4	MasterCard, Inc., Class A	1,852
20	Teradata Corp. (a)	1,474

		3,326

	Semiconductors & Semiconductor Equipment — 1.8%
29	ARM Holdings plc, (United Kingdom), ADR	683

	Software — 7.0%
13	Citrix Systems, Inc. (a)	1,049
7	Salesforce.com, Inc. (a)	920
9	VMware, Inc., Class A (a)	783

		2,752

	Total Information Technology	13,569

	Materials — 3.5%
	Chemicals — 3.5%
17	Monsanto Co.	1,385

	Total Common Stocks (Cost $32,684)	37,781

Short-Term Investment — 3.7%
	Investment Company — 3.7%
1,454	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,454)	1,454

	Total Investments — 100.1% (Cost $34,138)	39,235
	Liabilities in Excess of Other Assets — (0.1)%	(45)

	NET ASSETS — 100.0%	$39,190

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 13.5%
	Auto Components — 0.4%
345	Johnson Controls, Inc.	9,567

	Distributors — 0.6%
211	Genuine Parts Co.	12,725

	Hotels, Restaurants & Leisure — 2.2%
379	Dunkin’ Brands Group, Inc.	13,003
211	McDonald’s Corp.	18,718
266	Yum! Brands, Inc.	17,136

		48,857

	Household Durables — 0.7%
296	Tupperware Brands Corp.	16,187

	Media — 2.7%
665	Cinemark Holdings, Inc.	15,187
284	Time Warner Cable, Inc.	23,343
573	Time Warner, Inc.	22,044

		60,574

	Multiline Retail — 0.8%
330	Nordstrom, Inc.	16,384

	Specialty Retail — 4.4%
649	Home Depot, Inc. (The)	34,369
685	Limited Brands, Inc.	29,152
241	Tiffany & Co.	12,756
162	TJX Cos., Inc.	6,956
414	Williams-Sonoma, Inc.	14,468

		97,701

	Textiles, Apparel & Luxury Goods — 1.7%
185	Coach, Inc.	10,834
67	NIKE, Inc., Class B	5,899
149	V.F. Corp.	19,946

		36,679

	Total Consumer Discretionary	298,674

	Consumer Staples — 7.0%
	Beverages — 1.1%
327	Coca-Cola Co. (The)	25,544

	Food Products — 3.0%
390	Hershey Co. (The)	28,098
183	JM Smucker Co. (The)	13,795
630	Kraft Foods, Inc., Class A	24,327

		66,220

	Household Products — 0.6%
204	Procter & Gamble Co. (The)	12,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 2.3%
207	Lorillard, Inc.	27,322
278	Philip Morris International, Inc.	24,288

		51,610

	Total Consumer Staples	155,884

	Energy — 9.6%
	Oil, Gas & Consumable Fuels — 9.6%
352	Chevron Corp.	37,091
786	ConocoPhillips	43,941
529	Exxon Mobil Corp.	45,297
378	Kinder Morgan, Inc.	12,165
70	NuStar GP Holdings LLC	2,176
415	Occidental Petroleum Corp.	35,593
504	Spectra Energy Corp.	14,657
725	Williams Cos., Inc. (The)	20,882

	Total Energy	211,802

	Financials — 22.4%
	Capital Markets — 4.6%
243	Ameriprise Financial, Inc.	12,704
207	BlackRock, Inc.	35,117
802	T. Rowe Price Group, Inc.	50,497
89	W.P. Carey & Co. LLC	4,118

		102,436

	Commercial Banks — 8.3%
635	BB&T Corp.	19,602
414	Cullen/Frost Bankers, Inc.	23,827
352	M&T Bank Corp.	29,106
675	U.S. Bancorp	21,712
2,679	Wells Fargo & Co.	89,579

		183,826

	Diversified Financial Services — 1.2%
101	CME Group, Inc.	26,988

	Insurance — 5.5%
744	Arthur J. Gallagher & Co.	26,105
336	Cincinnati Financial Corp.	12,775
496	OneBeacon Insurance Group Ltd., Class A	6,458
666	Prudential Financial, Inc.	32,267
341	Travelers Cos., Inc. (The)	21,785
666	Validus Holdings Ltd., (Bermuda)	21,338

		120,728

	Real Estate Investment Trusts (REITs) — 2.5%
196	Alexandria Real Estate Equities, Inc.	14,222
270	National Health Investors, Inc.	13,759

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
176	Simon Property Group, Inc.	27,411

		55,392

	Thrifts & Mortgage Finance — 0.3%
544	People’s United Financial, Inc.	6,313

	Total Financials	495,683

	Health Care — 10.7%
	Health Care Equipment & Supplies — 1.5%
354	Baxter International, Inc.	18,832
184	Becton, Dickinson & Co.	13,736

		32,568

	Health Care Providers & Services — 0.3%
194	Lincare Holdings, Inc.	6,615

	Pharmaceuticals — 8.9%
312	Abbott Laboratories	20,104
535	Johnson & Johnson	36,155
1,736	Merck & Co., Inc.	72,491
2,963	Pfizer, Inc.	68,159

		196,909

	Total Health Care	236,092

	Industrials — 8.5%
	Aerospace & Defense — 1.7%
287	Honeywell International, Inc.	16,003
290	United Technologies Corp.	21,915

		37,918

	Air Freight & Logistics — 0.5%
149	United Parcel Service, Inc., Class B	11,713

	Commercial Services & Supplies — 1.0%
780	Republic Services, Inc.	20,637

	Electrical Equipment — 1.2%
585	Emerson Electric Co.	27,243

	Industrial Conglomerates — 1.0%
247	3M Co.	22,149

	Machinery — 1.6%
278	PACCAR, Inc.	10,914
392	Snap-on, Inc.	24,393

		35,307

	Marine — 0.1%
93	Seaspan Corp., (Hong Kong)	1,612

	Road & Rail — 1.0%
301	Norfolk Southern Corp.	21,637

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.4%
125	Watsco, Inc.	9,252

	Total Industrials	187,468

	Information Technology — 10.6%
	Computers & Peripherals — 1.6%
61	Apple, Inc. (a)	35,705

	Electronic Equipment, Instruments & Components — 0.5%
518	Molex, Inc.	12,410

	IT Services — 1.6%
296	Accenture plc, (Ireland), Class A	17,786
326	Automatic Data Processing, Inc.	18,131

		35,917

	Semiconductors & Semiconductor Equipment — 4.9%
646	Analog Devices, Inc.	24,317
664	Intel Corp.	17,687
440	KLA-Tencor Corp.	21,692
681	Linear Technology Corp.	21,343
678	Xilinx, Inc.	22,767

		107,806

	Software — 2.0%
1,434	Microsoft Corp.	43,858

	Total Information Technology	235,696

	Materials — 4.7%
	Chemicals — 4.1%
236	Air Products & Chemicals, Inc.	19,078
638	E.I. du Pont de Nemours & Co.	32,279
374	PPG Industries, Inc.	39,675

		91,032

	Containers & Packaging — 0.6%
302	Greif, Inc., Class A	12,387

	Total Materials	103,419

	Telecommunication Services — 4.4%
	Diversified Telecommunication Services — 4.4%
809	AT&T, Inc.	28,833
323	CenturyLink, Inc.	12,753
1,253	Verizon Communications, Inc.	55,693

	Total Telecommunication Services	97,279

	Utilities — 6.8%
	Electric Utilities — 2.7%
377	Duke Energy Corp.	8,687
356	NextEra Energy, Inc.	24,489
456	Northeast Utilities	17,698

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electric Utilities — Continued
185	Southern Co. (The)	8,573

		59,447

	Gas Utilities — 1.0%
528	ONEOK, Inc.	22,337

	Multi-Utilities — 2.8%
877	CMS Energy Corp.	20,613
613	Sempra Energy	42,236

		62,849

	Water Utilities — 0.3%
177	American Water Works Co., Inc.	6,060

	Total Utilities	150,693

	Total Common Stocks (Cost $1,969,283)	2,172,690

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
48,378	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (Cost $48,378) (b) (l) (m)	48,378

	Total Investments — 100.4% (Cost $2,017,661)	2,221,068
	Liabilities in Excess of Other Assets — (0.4)%	(8,369)

	NET ASSETS — 100.0%	$2,212,699

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.5%
	Hotels, Restaurants & Leisure — 3.4%
76	Marriott International, Inc., Class A	2,964
34	McDonald’s Corp.	2,966
71	Yum! Brands, Inc.	4,567

		10,497

	Media — 5.4%
142	Comcast Corp., Class A	4,546
90	DISH Network Corp., Class A	2,581
156	Gannett Co., Inc.	2,290
85	Time Warner, Inc.	3,261
82	Walt Disney Co. (The)	3,982

		16,660

	Specialty Retail — 4.6%
8	AutoZone, Inc. (a)	2,794
104	Home Depot, Inc. (The)	5,506
37	Tiffany & Co.	1,949
90	TJX Cos., Inc.	3,855

		14,104

	Textiles, Apparel & Luxury Goods — 2.1%
43	NIKE, Inc., Class B	3,792
21	V.F. Corp.	2,829

		6,621

	Total Consumer Discretionary	47,882

	Consumer Staples — 5.6%
	Beverages — 1.9%
55	Beam, Inc.	3,462
58	Dr. Pepper Snapple Group, Inc.	2,524

		5,986

	Food & Staples Retailing — 1.1%
71	CVS Caremark Corp.	3,294

	Food Products — 0.8%
32	JM Smucker Co. (The)	2,386

	Household Products — 1.0%
51	Procter & Gamble Co. (The)	3,114

	Tobacco — 0.8%
28	Philip Morris International, Inc.	2,435

	Total Consumer Staples	17,215

	Energy — 10.5%
	Oil, Gas & Consumable Fuels — 10.5%
53	Chevron Corp.	5,629
107	ConocoPhillips	6,006
89	Devon Energy Corp.	5,173

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
30	Energen Corp.	1,367
33	EQT Corp.	1,748
99	Exxon Mobil Corp.	8,479
54	Phillips 66 (a)	1,786
71	Williams Cos., Inc. (The)	2,049

	Total Energy	32,237

	Financials — 30.1%
	Capital Markets — 8.8%
16	Affiliated Managers Group, Inc. (a)	1,773
57	Ameriprise Financial, Inc.	2,994
14	BlackRock, Inc.	2,327
174	Charles Schwab Corp. (The)	2,254
31	Goldman Sachs Group, Inc. (The)	2,952
137	Invesco Ltd.	3,089
184	Morgan Stanley	2,682
45	Northern Trust Corp.	2,076
110	T. Rowe Price Group, Inc.	6,894

		27,041

	Commercial Banks — 7.3%
75	BB&T Corp.	2,314
36	M&T Bank Corp.	2,931
213	U.S. Bancorp	6,860
314	Wells Fargo & Co.	10,483

		22,588

	Consumer Finance — 2.4%
126	American Express Co.	7,305

	Diversified Financial Services — 3.1%
521	Bank of America Corp.	4,262
192	Citigroup, Inc.	5,259

		9,521

	Insurance — 5.7%
188	Hartford Financial Services Group, Inc.	3,315
104	Loews Corp.	4,242
105	Prudential Financial, Inc.	5,080
85	Validus Holdings Ltd., (Bermuda)	2,714
107	XL Group plc, (Ireland)	2,243

		17,594

	Real Estate Management & Development — 2.5%
141	Brookfield Asset Management, Inc., (Canada), Class A	4,680
175	Brookfield Office Properties, Inc.	3,040

		7,720

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.3%
95	People’s United Financial, Inc.	1,108

	Total Financials	92,877

	Health Care — 13.5%
	Biotechnology — 1.1%
24	Biogen Idec, Inc. (a)	3,422

	Health Care Equipment & Supplies — 1.9%
39	Baxter International, Inc.	2,068
28	Becton, Dickinson & Co.	2,115
30	Covidien plc, (Ireland)	1,606

		5,789

	Health Care Providers & Services — 3.6%
28	Humana, Inc.	2,184
112	Lincare Holdings, Inc.	3,814
87	UnitedHealth Group, Inc.	5,060

		11,058

	Pharmaceuticals — 6.9%
53	Abbott Laboratories	3,430
58	Johnson & Johnson	3,932
215	Merck & Co., Inc.	8,958
218	Pfizer, Inc.	5,005

		21,325

	Total Health Care	41,594

	Industrials — 7.6%
	Aerospace & Defense — 2.8%
73	Honeywell International, Inc.	4,054
23	L-3 Communications Holdings, Inc.	1,717
37	United Technologies Corp.	2,810

		8,581

	Electrical Equipment — 1.4%
21	Cooper Industries plc	1,432
60	Emerson Electric Co.	2,808

		4,240

	Industrial Conglomerates — 2.9%
26	3M Co.	2,347
321	General Electric Co.	6,688

		9,035

	Machinery — 0.5%
39	PACCAR, Inc.	1,536

	Total Industrials	23,392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 8.3%
	Communications Equipment — 1.4%
158	Cisco Systems, Inc.	2,706
28	QUALCOMM, Inc.	1,565

		4,271

	Computers & Peripherals — 2.9%
16	Apple, Inc. (a)	9,170

	IT Services — 1.0%
16	International Business Machines Corp.	3,051

	Software — 3.0%
302	Microsoft Corp.	9,250

	Total Information Technology	25,742

	Materials — 0.8%
	Chemicals — 0.8%
47	E.I. du Pont de Nemours & Co.	2,392

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 3.2%
103	AT&T, Inc.	3,662
143	Verizon Communications, Inc.	6,356

	Total Telecommunication Services	10,018

	Utilities — 2.5%
	Multi-Utilities — 2.5%
153	CMS Energy Corp.	3,586
45	PG&E Corp.	2,015
30	Sempra Energy	2,087

	Total Utilities	7,688

	Total Common Stocks (Cost $213,814)	301,037

Short-Term Investment — 1.7%
	Investment Company — 1.7%
5,353	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $5,353)	5,353

	Total Investments — 99.3% (Cost $219,167)	306,390
	Other Assets in Excess of Liabilities — 0.7%	2,027

	NET ASSETS — 100.0%	$308,417

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.3%
	Consumer Discretionary — 17.3%
	Auto Components — 1.1%
1,123	BorgWarner, Inc. (a)	73,638

	Hotels, Restaurants & Leisure — 3.0%
3,431	Starbucks Corp.	182,951
202	Wynn Resorts Ltd.	20,931

		203,882

	Internet & Catalog Retail — 3.7%
490	Amazon.com, Inc. (a)	111,832
215	priceline.com, Inc. (a)	142,806

		254,638

	Media — 0.7%
1,055	DIRECTV, Class A (a)	51,502

	Multiline Retail — 1.5%
1,951	Dollar Tree, Inc. (a)	104,964

	Specialty Retail — 4.7%
1,878	Bed Bath & Beyond, Inc. (a)	116,029
2,305	Home Depot, Inc. (The)	122,137
185	O’Reilly Automotive, Inc. (a)	15,506
1,065	PetSmart, Inc.	72,625

		326,297

	Textiles, Apparel & Luxury Goods — 2.6%
428	Fossil, Inc. (a)	32,736
925	Lululemon Athletica, Inc., (Canada) (a)	55,128
650	Ralph Lauren Corp.	90,997

		178,861

	Total Consumer Discretionary	1,193,782

	Consumer Staples — 10.4%
	Beverages — 3.7%
1,397	Coca-Cola Co. (The)	109,239
2,087	Monster Beverage Corp. (a)	148,573

		257,812

	Food & Staples Retailing — 1.8%
1,290	Whole Foods Market, Inc.	122,991

	Household Products — 0.7%
469	Colgate-Palmolive Co.	48,833

	Personal Products — 1.6%
2,059	Estee Lauder Cos., Inc. (The), Class A	111,439

	Tobacco — 2.6%
2,056	Philip Morris International, Inc.	179,373

	Total Consumer Staples	720,448

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 4.4%
	Energy Equipment & Services — 1.6%
1,489	FMC Technologies, Inc. (a)	58,429
779	National Oilwell Varco, Inc.	50,197

		108,626

	Oil, Gas & Consumable Fuels — 2.8%
790	Concho Resources, Inc. (a)	67,279
580	Continental Resources, Inc. (a)	38,620
384	Exxon Mobil Corp.	32,867
673	Occidental Petroleum Corp.	57,732

		196,498

	Total Energy	305,124

	Financials — 1.1%
	Capital Markets — 1.1%
1,239	T. Rowe Price Group, Inc.	78,007

	Health Care — 16.5%
	Biotechnology — 7.5%
1,713	Alexion Pharmaceuticals, Inc. (a)	170,091
1,511	Biogen Idec, Inc. (a)	218,173
650	Regeneron Pharmaceuticals, Inc. (a)	74,254
1,008	Vertex Pharmaceuticals, Inc. (a)	56,384

		518,902

	Health Care Equipment & Supplies — 2.7%
334	Intuitive Surgical, Inc. (a)	185,077

	Health Care Providers & Services — 0.8%
720	Humana, Inc.	55,741

	Health Care Technology — 1.9%
1,553	Cerner Corp. (a)	128,396

	Pharmaceuticals — 3.6%
1,594	Allergan, Inc.	147,547
705	Novo Nordisk A/S, (Denmark), ADR	102,436

		249,983

	Total Health Care	1,138,099

	Industrials — 8.0%
	Aerospace & Defense — 0.8%
342	Precision Castparts Corp.	56,173

	Machinery — 2.9%
968	Caterpillar, Inc.	82,159
936	Cummins, Inc.	90,737
481	Joy Global, Inc.	27,258

		200,154

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 2.1%
1,186	Union Pacific Corp.	141,526

	Trading Companies & Distributors — 2.2%
803	W.W. Grainger, Inc.	153,547

	Total Industrials	551,400

	Information Technology — 31.2%
	Communications Equipment — 3.0%
829	F5 Networks, Inc. (a)	82,565
2,317	QUALCOMM, Inc.	129,016

		211,581

	Computers & Peripherals — 10.0%
1,090	Apple, Inc. (a)	636,426
2,154	EMC Corp. (a)	55,207

		691,633

	Internet Software & Services — 2.7%
270	Baidu, Inc., (China), ADR (a)	31,010
161	Google, Inc., Class A (a)	93,145
1,494	Rackspace Hosting, Inc. (a)	65,647

		189,802

	IT Services — 7.8%
987	International Business Machines Corp.	193,034
577	MasterCard, Inc., Class A	248,217
1,346	Teradata Corp. (a)	96,889

		538,140

	Semiconductors & Semiconductor Equipment — 0.5%
1,392	ARM Holdings plc, (United Kingdom), ADR	33,116

	Software — 7.2%
1,036	Citrix Systems, Inc. (a)	86,945
111	FactSet Research Systems, Inc.	10,353
1,550	Intuit, Inc.	91,975
1,952	Nuance Communications, Inc. (a)	46,504

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
1,942	Red Hat, Inc. (a)	109,707
596	Salesforce.com, Inc. (a)	82,430
753	VMware, Inc., Class A (a)	68,544

		496,458

	Total Information Technology	2,160,730

	Materials — 4.4%
	Chemicals — 4.4%
532	CF Industries Holdings, Inc.	103,031
542	FMC Corp.	28,997
772	Praxair, Inc.	83,983
671	Sherwin-Williams Co. (The)	88,767

	Total Materials	304,778

	Total Common Stocks (Cost $6,047,787)	6,452,368

Preferred Stock — 1.5%
	Consumer Staples — 1.5%
	Beverages — 1.5%
2,757	Cia de Bebidas das Americas, (Brazil), ADR (Cost $101,382)	105,676

Short-Term Investment — 3.7%
	Investment Company — 3.7%
258,082	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $258,082)	258,082

	Total Investments — 98.5% (Cost $6,407,251)	6,816,126
	Other Assets in Excess of Liabilities — 1.5%	100,748

	NET ASSETS — 100.0%	$6,916,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.8%
	Consumer Discretionary — 11.9%
	Auto Components — 1.8%
176	Lear Corp.	6,622
126	TRW Automotive Holdings Corp. (a)	4,624

		11,246

	Automobiles — 0.6%
194	General Motors Co. (a)	3,828

	Household Durables — 0.2%
93	PulteGroup, Inc. (a)	993

	Internet & Catalog Retail — 0.2%
33	Expedia, Inc.	1,582

	Media — 6.4%
281	CBS Corp. (Non-Voting), Class B	9,219
446	Comcast Corp., Class A	14,244
423	DISH Network Corp., Class A	12,071
106	Time Warner, Inc.	4,069
23	Walt Disney Co. (The)	1,096

		40,699

	Multiline Retail — 0.8%
141	Macy’s, Inc.	4,857

	Specialty Retail — 1.9%
19	AutoZone, Inc. (a)	6,829
50	Home Depot, Inc. (The)	2,650
99	Lowe’s Cos., Inc.	2,810

		12,289

	Total Consumer Discretionary	75,494

	Consumer Staples — 3.5%
	Food & Staples Retailing — 1.4%
183	CVS Caremark Corp.	8,563

	Food Products — 1.1%
53	Archer-Daniels-Midland Co.	1,568
23	Campbell Soup Co.	754
21	General Mills, Inc.	809
97	Kraft Foods, Inc., Class A	3,735

		6,866

	Household Products — 0.7%
44	Energizer Holdings, Inc. (a)	3,326
5	Kimberly-Clark Corp.	394
12	Procter & Gamble Co. (The)	750

		4,470

	Tobacco — 0.3%
24	Philip Morris International, Inc.	2,129

	Total Consumer Staples	22,028

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 16.7%
	Energy Equipment & Services — 0.5%
106	Halliburton Co.	3,015

	Oil, Gas & Consumable Fuels — 16.2%
175	Apache Corp. (m)	15,339
253	Chevron Corp.	26,641
45	ConocoPhillips	2,510
125	Denbury Resources, Inc. (a)	1,890
15	EQT Corp.	805
268	Exxon Mobil Corp.	22,941
144	Marathon Oil Corp.	3,674
205	Occidental Petroleum Corp.	17,543
109	Peabody Energy Corp.	2,661
80	Phillips 66 (a)	2,665
57	Southwestern Energy Co. (a)	1,811
71	Valero Energy Corp.	1,724
97	Williams Cos., Inc. (The)	2,804

		103,008

	Total Energy	106,023

	Financials — 27.4%
	Capital Markets — 6.3%
119	Goldman Sachs Group, Inc. (The)	11,366
504	Invesco Ltd.	11,386
28	Morgan Stanley	403
382	State Street Corp.	17,032

		40,187

	Commercial Banks — 5.6%
503	Huntington Bancshares, Inc.	3,217
136	Capital Bank Financial Corp., Class A (a) (e) (f) (i)	2,686
891	Wells Fargo & Co.	29,800

		35,703

	Consumer Finance — 1.4%
165	Capital One Financial Corp.	9,042

	Diversified Financial Services — 5.2%
1,063	Bank of America Corp.	8,693
877	Citigroup, Inc.	24,033

		32,726

	Insurance — 8.4%
96	ACE Ltd., (Switzerland)	7,131
9	Allstate Corp. (The)	319
111	Everest Re Group Ltd., (Bermuda)	11,487
19	Hartford Financial Services Group, Inc.	328
668	MetLife, Inc.	20,593

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
282	Prudential Financial, Inc.	13,672

		53,530

	Real Estate Investment Trusts (REITs) — 0.5%
11	Macerich Co. (The)	643
46	Post Properties, Inc.	2,252

		2,895

	Total Financials	174,083

	Health Care — 14.9%
	Biotechnology — 1.0%
83	Celgene Corp. (a)	5,338
15	Vertex Pharmaceuticals, Inc. (a)	834

		6,172

	Health Care Equipment & Supplies — 1.2%
147	Covidien plc, (Ireland)	7,875

	Health Care Providers & Services — 7.3%
152	Cigna Corp.	6,670
111	Humana, Inc.	8,593
87	McKesson Corp.	8,159
394	UnitedHealth Group, Inc.	23,042

		46,464

	Pharmaceuticals — 5.4%
419	Merck & Co., Inc.	17,511
329	Mylan, Inc. (a)	7,022
274	Pfizer, Inc.	6,309
80	Valeant Pharmaceuticals International, Inc., (Canada) (a)	3,583

		34,425

	Total Health Care	94,936

	Industrials — 10.1%
	Aerospace & Defense — 1.2%
37	Honeywell International, Inc.	2,038
76	United Technologies Corp.	5,733

		7,771

	Building Products — 0.3%
125	Masco Corp.	1,730

	Construction & Engineering — 1.0%
123	Fluor Corp.	6,088

	Industrial Conglomerates — 1.6%
71	General Electric Co.	1,478
166	Tyco International Ltd., (Switzerland)	8,782

		10,260

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.6%
28	Deere & Co.	2,289
24	Joy Global, Inc.	1,356
71	Navistar International Corp. (a)	2,009
299	PACCAR, Inc.	11,722
69	Parker Hannifin Corp.	5,317

		22,693

	Professional Services — 0.1%
17	Equifax, Inc.	801

	Road & Rail — 2.3%
330	CSX Corp.	7,370
188	Hertz Global Holdings, Inc. (a)	2,408
43	Union Pacific Corp.	5,145

		14,923

	Total Industrials	64,266

	Information Technology — 10.9%
	Communications Equipment — 2.2%
827	Cisco Systems, Inc.	14,200

	Computers & Peripherals — 2.4%
26	Apple, Inc. (a)	15,061

	Electronic Equipment, Instruments & Components — 0.3%
66	Arrow Electronics, Inc. (a)	2,165

	Internet Software & Services — 1.0%
11	Google, Inc., Class A (a)	6,381

	Semiconductors & Semiconductor Equipment — 2.3%
73	Altera Corp. (m)	2,464
119	Broadcom Corp., Class A (a)	4,019
68	KLA-Tencor Corp.	3,344
123	Lam Research Corp. (a)	4,638

		14,465

	Software — 2.7%
285	Microsoft Corp.	8,709
279	Oracle Corp.	8,298

		17,007

	Total Information Technology	69,279

	Materials — 0.7%
	Chemicals — 0.5%
52	E.I. du Pont de Nemours & Co.	2,627
8	PPG Industries, Inc.	796

		3,423

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 0.2%
144	Alcoa, Inc. (m)	1,263

	Total Materials	4,686

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.3%
34	Verizon Communications, Inc.	1,507

	Wireless Telecommunication Services — 0.1%
242	Sprint Nextel Corp. (a)	790

	Total Telecommunication Services	2,297

	Utilities — 3.3%
	Electric Utilities — 2.0%
20	FirstEnergy Corp.	989
80	NextEra Energy, Inc.	5,524
93	NV Energy, Inc.	1,629
93	OGE Energy Corp.	4,796

		12,938

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
48	Atmos Energy Corp.	1,683

	Independent Power Producers & Energy Traders — 0.1%
38	Calpine Corp. (a)	619

	Multi-Utilities — 0.9%
124	PG&E Corp.	5,596

	Total Utilities	20,836

	Total Investments — 99.8% (Cost $567,058)	633,928
	Other Assets in Excess of Liabilities — 0.2%	1,445

	NET ASSETS — 100.0%	$635,373

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 15.7%
	Auto Components — 1.2%
104	BorgWarner, Inc. (a)	6,814
2,340	Johnson Controls, Inc.	64,831
114	Lear Corp.	4,301
134	TRW Automotive Holdings Corp. (a)	4,909

		80,855

	Automobiles — 0.8%
2,777	General Motors Co. (a)	54,761

	Hotels, Restaurants & Leisure — 1.2%
888	Carnival Corp.	30,430
15	Marriott International, Inc., Class A	605
323	Starbucks Corp.	17,211
19	Wynn Resorts Ltd.	1,975
386	Yum! Brands, Inc.	24,854

		75,075

	Household Durables — 0.9%
656	D.R. Horton, Inc.	12,052
286	Lennar Corp., Class A	8,850
12	NVR, Inc. (a)	10,265
1,353	PulteGroup, Inc. (a)	14,474
398	Ryland Group, Inc. (The)	10,182

		55,823

	Internet & Catalog Retail — 1.6%
306	Amazon.com, Inc. (a)	69,967
351	Expedia, Inc.	16,880
20	priceline.com, Inc. (a)	13,437

		100,284

	Media — 5.1%
1,381	CBS Corp. (Non-Voting), Class B	45,267
3,046	Comcast Corp., Class A	97,372
393	DIRECTV, Class A (a)	19,166
410	DISH Network Corp., Class A	11,711
87	Time Warner Cable, Inc.	7,103
3,796	Time Warner, Inc.	146,145

		326,764

	Multiline Retail — 0.7%
184	Dollar Tree, Inc. (a)	9,877
127	Kohl’s Corp.	5,756
102	Macy’s, Inc.	3,509
484	Target Corp.	28,184

		47,326

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.8%
108	AutoZone, Inc. (a)	39,575
177	Bed Bath & Beyond, Inc. (a)	10,918
1,293	Home Depot, Inc. (The)	68,521
1,834	Lowe’s Cos., Inc.	52,156
17	O’Reilly Automotive, Inc. (a)	1,465
100	PetSmart, Inc.	6,836

		179,471

	Textiles, Apparel & Luxury Goods — 1.4%
317	Coach, Inc.	18,560
40	Fossil, Inc. (a)	3,085
270	Lululemon Athletica, Inc., (Canada) (a)	16,118
123	NIKE, Inc., Class B	10,835
61	Ralph Lauren Corp.	8,564
272	V.F. Corp.	36,357

		93,519

	Total Consumer Discretionary	1,013,878

	Consumer Staples — 7.2%
	Beverages — 1.9%
1,364	Coca-Cola Co. (The)	106,664
196	Monster Beverage Corp. (a)	13,978

		120,642

	Food & Staples Retailing — 0.5%
4	Costco Wholesale Corp.	369
219	CVS Caremark Corp.	10,253
365	Walgreen Co.	10,784
121	Whole Foods Market, Inc.	11,569

		32,975

	Food Products — 1.6%
190	Archer-Daniels-Midland Co.	5,598
330	Campbell Soup Co.	11,030
868	General Mills, Inc.	33,449
1,387	Kraft Foods, Inc., Class A	53,552

		103,629

	Household Products — 1.8%
237	Clorox Co. (The)	17,204
186	Colgate-Palmolive Co.	19,317
45	Energizer Holdings, Inc. (a)	3,358
1,275	Procter & Gamble Co. (The)	78,087

		117,966

	Personal Products — 0.2%
198	Estee Lauder Cos., Inc. (The), Class A	10,700

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Tobacco — 1.2%
23	Lorillard, Inc.	3,068
834	Philip Morris International, Inc.	72,735

		75,803

	Total Consumer Staples	461,715

	Energy — 10.9%
	Energy Equipment & Services — 2.1%
269	Baker Hughes, Inc.	11,073
62	Cameron International Corp. (a)	2,628
495	Ensco plc, (United Kingdom), Class A	23,250
140	FMC Technologies, Inc. (a)	5,502
411	Halliburton Co.	11,663
73	National Oilwell Varco, Inc.	4,727
1,139	Schlumberger Ltd.	73,907

		132,750

	Oil, Gas & Consumable Fuels — 8.8%
486	Anadarko Petroleum Corp.	32,169
185	Apache Corp.	16,295
713	Chevron Corp.	75,179
74	Concho Resources, Inc. (a)	6,334
55	Continental Resources, Inc. (a)	3,639
597	EOG Resources, Inc.	53,823
159	EQT Corp.	8,545
1,347	Exxon Mobil Corp.	115,239
802	Kinder Morgan, Inc.	25,849
196	Marathon Oil Corp.	5,017
99	Marathon Petroleum Corp.	4,429
1,548	Occidental Petroleum Corp.	132,770
568	Peabody Energy Corp.	13,921
124	Phillips 66 (a)	4,138
290	Pioneer Natural Resources Co.	25,590
164	Range Resources Corp.	10,141
486	Southwestern Energy Co. (a)	15,505
390	Valero Energy Corp.	9,411
448	Williams Cos., Inc. (The)	12,914

		570,908

	Total Energy	703,658

	Financials — 13.8%
	Capital Markets — 3.1%
441	Ameriprise Financial, Inc.	23,040
673	Goldman Sachs Group, Inc. (The)	64,523
1,732	Invesco Ltd.	39,141
1,081	Morgan Stanley	15,776
671	State Street Corp.	29,939

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
117	T. Rowe Price Group, Inc.	7,342
1,082	TD Ameritrade Holding Corp.	18,402

		198,163

	Commercial Banks — 2.9%
333	Huntington Bancshares, Inc.	2,133
669	SunTrust Banks, Inc.	16,213
47	SVB Financial Group (a)	2,732
283	U.S. Bancorp	9,095
4,604	Wells Fargo & Co.	153,946
179	Zions Bancorp	3,473

		187,592

	Consumer Finance — 0.9%
443	American Express Co.	25,779
609	Capital One Financial Corp.	33,264

		59,043

	Diversified Financial Services — 3.2%
8,567	Bank of America Corp.	70,079
2,506	Citigroup, Inc.	68,684
199	CME Group, Inc.	53,367
123	IntercontinentalExchange, Inc. (a)	16,748

		208,878

	Insurance — 3.2%
666	ACE Ltd., (Switzerland)	49,369
296	Axis Capital Holdings Ltd., (Bermuda)	9,620
181	Everest Re Group Ltd., (Bermuda)	18,690
324	Hartford Financial Services Group, Inc.	5,710
2,682	MetLife, Inc.	82,732
772	Prudential Financial, Inc.	37,392
142	XL Group plc, (Ireland)	2,982

		206,495

	Real Estate Investment Trusts (REITs) — 0.5%
275	American Tower Corp.	19,214
93	Boston Properties, Inc.	10,065
23	Macerich Co. (The)	1,353
28	Post Properties, Inc.	1,363

		31,995

	Total Financials	892,166

	Health Care — 13.9%
	Biotechnology — 2.6%
161	Alexion Pharmaceuticals, Inc. (a)	16,001
575	Biogen Idec, Inc. (a)	82,948
499	Celgene Corp. (a)	31,994

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
61	Regeneron Pharmaceuticals, Inc. (a)	6,989
551	Vertex Pharmaceuticals, Inc. (a)	30,805

		168,737

	Health Care Equipment & Supplies — 1.8%
108	Baxter International, Inc.	5,765
765	CareFusion Corp. (a)	19,641
1,309	Covidien plc, (Ireland)	70,033
31	Intuitive Surgical, Inc. (a)	17,411

		112,850

	Health Care Providers & Services — 3.5%
201	AMERIGROUP Corp. (a)	13,220
522	Cardinal Health, Inc.	21,923
168	Cigna Corp.	7,398
651	Humana, Inc.	50,384
357	McKesson Corp.	33,468
1,743	UnitedHealth Group, Inc.	101,972

		228,365

	Health Care Technology — 0.2%
146	Cerner Corp. (a)	12,081

	Pharmaceuticals — 5.8%
385	Abbott Laboratories	24,823
314	Allergan, Inc.	29,046
726	Johnson & Johnson	49,069
3,361	Merck & Co., Inc.	140,314
999	Mylan, Inc. (a)	21,356
66	Novo Nordisk A/S, (Denmark), ADR	9,640
4,226	Pfizer, Inc.	97,195
70	Valeant Pharmaceuticals International, Inc., (Canada) (a)	3,117

		374,560

	Total Health Care	896,593

	Industrials — 10.2%
	Aerospace & Defense — 2.2%
619	Honeywell International, Inc.	34,560
32	Precision Castparts Corp.	5,290
1,373	United Technologies Corp.	103,736

		143,586

	Building Products — 0.4%
1,661	Masco Corp.	23,037

	Construction & Engineering — 0.7%
856	Fluor Corp.	42,231

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.9%
1,264	Emerson Electric Co.	58,863

	Industrial Conglomerates — 1.3%
470	General Electric Co.	9,795
1,409	Tyco International Ltd., (Switzerland)	74,451

		84,246

	Machinery — 1.8%
91	Caterpillar, Inc.	7,733
88	Cummins, Inc.	8,540
95	Joy Global, Inc.	5,401
48	Navistar International Corp. (a)	1,368
1,742	PACCAR, Inc.	68,259
74	Parker Hannifin Corp.	5,681
335	SPX Corp.	21,872

		118,854

	Professional Services — 0.0% (g)
36	Equifax, Inc.	1,683

	Road & Rail — 2.3%
3,766	CSX Corp.	84,200
387	Hertz Global Holdings, Inc. (a)	4,956
484	Union Pacific Corp.	57,752

		146,908

	Trading Companies & Distributors — 0.6%
201	W.W. Grainger, Inc.	38,497

	Total Industrials	657,905

	Information Technology — 18.7%
	Communications Equipment — 2.2%
5,043	Cisco Systems, Inc.	86,595
78	F5 Networks, Inc. (a)	7,772
23	Juniper Networks, Inc. (a)	373
862	QUALCOMM, Inc.	48,023

		142,763

	Computers & Peripherals — 6.0%
586	Apple, Inc. (a)	342,449
621	EMC Corp. (a)	15,904
625	Hewlett-Packard Co.	12,572
471	NetApp, Inc. (a)	14,987
55	SanDisk Corp. (a)	2,019

		387,931

	Electronic Equipment, Instruments & Components — 0.1%
118	Arrow Electronics, Inc. (a)	3,882

	Internet Software & Services — 1.2%
28	Baidu, Inc., (China), ADR (a)	3,231

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
101	Google, Inc., Class A (a)	58,565
76	LinkedIn Corp., Class A (a)	8,055
141	Rackspace Hosting, Inc. (a)	6,181

		76,032

	IT Services — 2.2%
581	Cognizant Technology Solutions Corp., Class A (a)	34,886
210	Fidelity National Information Services, Inc.	7,153
573	Genpact Ltd., (Bermuda) (a)	9,535
93	International Business Machines Corp.	18,159
119	MasterCard, Inc., Class A	51,211
127	Teradata Corp. (a)	9,119
78	Visa, Inc., Class A	9,627

		139,690

	Semiconductors & Semiconductor Equipment — 2.3%
1,645	Altera Corp.	55,655
131	ARM Holdings plc, (United Kingdom), ADR	3,121
694	Broadcom Corp., Class A (a)	23,473
848	Freescale Semiconductor Ltd. (a)	8,689
60	KLA-Tencor Corp.	2,975
1,011	Lam Research Corp. (a)	38,150
643	Texas Instruments, Inc.	18,459

		150,522

	Software — 4.7%
293	Adobe Systems, Inc. (a)	9,482
264	Citrix Systems, Inc. (a)	22,121
11	FactSet Research Systems, Inc.	981
146	Intuit, Inc.	8,656
4,610	Microsoft Corp.	141,033
184	Nuance Communications, Inc. (a)	4,380
3,098	Oracle Corp.	92,007
183	Red Hat, Inc. (a)	10,323
56	Salesforce.com, Inc. (a)	7,759
110	VMware, Inc., Class A (a)	10,016

		306,758

	Total Information Technology	1,207,578

	Materials — 2.7%
	Chemicals — 2.0%
603	Air Products & Chemicals, Inc.	48,686
50	CF Industries Holdings, Inc.	9,695
923	E.I. du Pont de Nemours & Co.	46,669
51	FMC Corp.	2,734
244	Georgia Gulf Corp.	6,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
73	Praxair, Inc.	7,905
63	Sherwin-Williams Co. (The)	8,354

		130,296

	Containers & Packaging — 0.1%
216	Crown Holdings, Inc. (a)	7,449

	Metals & Mining — 0.6%
1,598	Alcoa, Inc.	13,987
400	Freeport-McMoRan Copper & Gold, Inc.	13,643
180	Walter Energy, Inc.	7,952

		35,582

	Total Materials	173,327

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
1,449	AT&T, Inc.	51,657
1,937	Verizon Communications, Inc.	86,089

		137,746

	Wireless Telecommunication Services — 0.0% (g)
384	Sprint Nextel Corp. (a)	1,253

	Total Telecommunication Services	138,999

	Utilities — 2.3%
	Electric Utilities — 1.3%
507	FirstEnergy Corp.	24,927
541	NextEra Energy, Inc.	37,198
557	NV Energy, Inc.	9,783
95	OGE Energy Corp.	4,930
362	PPL Corp.	10,056

		86,894

	Gas Utilities — 0.1%
69	AGL Resources, Inc.	2,689
39	Atmos Energy Corp.	1,351

		4,040

	Multi-Utilities — 0.9%
41	CenterPoint Energy, Inc.	844
910	PG&E Corp.	41,187
241	Sempra Energy	16,625

		58,656

	Total Utilities	149,590

	Total Common Stocks (Cost $5,275,259)	6,295,409

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
259	Cia de Bebidas das Americas, (Brazil), ADR (Cost $8,140)	9,945

Short-Term Investment — 1.8%
	Investment Company — 1.8%
118,536	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $118,536)	118,536

	Total Investments — 99.5% (Cost $5,401,935)	6,423,890
	Other Assets in Excess of Liabilities — 0.5%	29,119

	NET ASSETS — 100.0%	$6,453,009

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,151	E-mini S&P 500	09/21/12	$78,061	$2,307

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	41

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

ADR	— American Depositary Receipt

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Large Cap Value Fund	$2,686	0.4%

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,218,399	$37,781		$2,172,690		$301,037
Investments in affiliates, at value	23,521	1,454		48,378		5,353

Total investment securities, at value	1,241,920	39,235		2,221,068		306,390
Receivables:
Investment securities sold	6,382	—		11,687		2,139
Fund shares sold	20,864	—		9,851		144
Dividends from non-affiliates	1,782	10		3,852		418
Dividends from affiliates	3	—	(a)	7		—	(a)
Variation margin on futures contracts	722	—		—		—
Prepaid expenses and other assets	—	9		—		—

Total Assets	1,271,673	39,254		2,246,465		309,091

LIABILITIES:
Payables:
Dividends	20	—		2,141		51
Investment securities purchased	37,799	—		17,297		—
Fund shares redeemed	525	—		12,878		202
Accrued liabilities:
Investment advisory fees	231	18		684		97
Administration fees	67	—		49		21
Shareholder servicing fees	19	6		404		61
Distribution fees	4	—	(a)	191		63
Custodian and accounting fees	10	5		15		5
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)	1
Transfer agent fees	38	3		66		99
Audit fees	34	30		24		42
Other	16	2		17		32

Total Liabilities	38,763	64		33,766		674

Net Assets	$1,232,910	$39,190		$2,212,699		$308,417

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$1,115,034	$38,191	$2,001,796	$306,462
Accumulated undistributed (distributions in excess of) net investment income	519	(122)	(458)	53
Accumulated net realized gains (losses)	(9,417)	(3,976)	7,954	(85,321)
Net unrealized appreciation (depreciation)	126,774	5,097	203,407	87,223

Total Net Assets	$1,232,910	$39,190	$2,212,699	$308,417

Net Assets:
Class A	$20,831	$106	$580,848	$293,520
Class B	—	—	4,353	3,286
Class C	—	104	130,366	4,137
Class R2	—	—	1,682	—
Class R5	—	27	111,647	—
Class R6	1,024,228	—	70,589	—
Institutional Class	171,872	—	—	—
Select Class	15,979	38,953	1,313,214	7,474

Total	$1,232,910	$39,190	$2,212,699	$308,417

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,195	7	59,018	9,974
Class B	—	—	445	114
Class C	—	7	13,382	152
Class R2	—	—	171	—
Class R5	—	2	11,206	—
Class R6	58,598	—	7,089	—
Institutional Class	9,833	—	—	—
Select Class	913	2,423	131,811	244

Net Asset Value (b):
Class A — Redemption price per share	$17.42	$15.89	$9.84	$29.43
Class B — Offering price per share (c)	—	—	9.78	28.76
Class C — Offering price per share (c)	—	15.54	9.74	27.32
Class R2 — Offering and redemption price per share	—	—	9.84	—
Class R5 — Offering and redemption price per share	—	16.22	9.96	—
Class R6 — Offering and redemption price per share	17.48	—	9.96	—
Institutional Class — Offering and redemption price per share	17.48	—	—	—
Select Class — Offering and redemption price per share	17.51	16.07	9.96	30.63
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.39	$16.77	$10.39	$31.06

Cost of investments in non-affiliates	$1,092,290	$32,684	$1,969,283	$213,814
Cost of investments in affiliates	23,521	1,454	48,378	5,353

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$6,558,044	$633,928		$6,305,354
Investments in affiliates, at value	258,082	—		118,536

Total investment securities, at value	6,816,126	633,928		6,423,890
Deposits at broker for futures contracts	—	—		3,910
Receivables:
Investment securities sold	95,276	13,992		75,400
Fund shares sold	69,483	63		15,234
Dividends from non-affiliates	4,375	790		8,199
Dividends from affiliates	26	—	(a)	13
Securities lending income	—	—		—	(a)
Variation margin on futures contracts	—	—		1,845

Total Assets	6,985,286	648,773		6,528,491

LIABILITIES:
Payables:
Due to custodian	—	1,969		—
Dividends	—	1,287		4,738
Investment securities purchased	51,083	9,603		59,955
Fund shares redeemed	12,429	45		6,377
Accrued liabilities:
Investment advisory fees	2,644	202		2,021
Administration fees	462	44		332
Shareholder servicing fees	965	119		890
Distribution fees	466	8		191
Custodian and accounting fees	36	8		44
Trustees’ and Chief Compliance Officer’s fees	9	—	(a)	—	(a)
Other	318	115		934

Total Liabilities	68,412	13,400		75,482

Net Assets	$6,916,874	$635,373		$6,453,009

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$6,703,744	$678,237	$5,604,983
Accumulated undistributed (distributions in excess of) net investment income	(3,036)	261	1,751
Accumulated net realized gains (losses)	(192,709)	(109,995)	(177,987)
Net unrealized appreciation (depreciation)	408,875	66,870	1,024,262

Total Net Assets	$6,916,874	$635,373	$6,453,009

Net Assets:
Class A	$1,660,335	$25,789	$662,367
Class B	12,170	1,442	4,979
Class C	205,723	3,215	75,962
Class R2	85,913	142	31,686
Class R5	584,866	25,965	335,220
Class R6	1,047,184	11,269	1,114,492
Institutional Class	—	—	610,670
Select Class	3,320,683	567,551	3,617,633

Total	$6,916,874	$635,373	$6,453,009

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	70,220	2,340	61,707
Class B	581	133	470
Class C	9,897	298	7,202
Class R2	3,665	13	2,964
Class R5	24,641	2,377	31,181
Class R6	44,070	1,032	103,577
Institutional Class	—	—	56,806
Select Class	140,632	52,157	336,993

Net Asset Value (b):
Class A — Redemption price per share	$23.64	$11.02	$10.73
Class B — Offering price per share (c)	20.96	10.86	10.59
Class C — Offering price per share (c)	20.79	10.80	10.55
Class R2 — Offering and redemption price per share	23.44	10.99	10.69
Class R5 — Offering and redemption price per share	23.74	10.92	10.75
Class R6 — Offering and redemption price per share	23.76	10.92	10.76
Institutional Class — Offering and redemption price per share	—	—	10.75
Select Class — Offering and redemption price per share	23.61	10.88	10.74
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.95	$11.63	$11.32

Cost of investments in non-affiliates	$6,149,169	$567,058	$5,283,399
Cost of investments in affiliates	258,082	—	118,536

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3		$—		$—		$—
Dividend income from non-affiliates	17,920		166		41,634		7,324
Dividend income from affiliates	21		1		61		7
Income from securities lending (net)	1		—		4		—

Total investment income	17,945		167		41,699		7,331

EXPENSES:
Investment advisory fees	2,129		231		5,106		1,188
Administration fees	746		34		1,115		261
Distribution fees:
Class A	25		—	(a)	926		710
Class B	—		—		35		27
Class C	—		1		520		28
Class R2	—		—		3		—
Shareholder servicing fees:
Class A	25		—	(a)	926		710
Class B	—		—		12		9
Class C	—		—	(a)	174		9
Class R2	—		—		1		—
Class R5	—		—	(a)	30		—
Institutional Class	120		—		—		—
Select Class	31		96		1,893		15
Custodian and accounting fees	52		23		77		34
Interest expense to affiliates	—	(a)	—	(a)	—	(a)	—
Professional fees	62		34		77		45
Trustees’ and Chief Compliance Officer’s fees	7		—	(a)	4		3
Printing and mailing costs	34		9		101		42
Registration and filing fees	45		26		111		82
Transfer agent fees	190		6		742		397
Other	11		—	(a)	16		6

Total expenses	3,477		460		11,869		3,566

Less amounts waived	(324)		(77)		(530)		(16)

Net expenses	3,153		383		11,339		3,550

Net investment income (loss)	14,792		(216)		30,360		3,781

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,557		(2,051)		10,022		9,136
Futures	216		—		—		—

Net realized gain (loss)	12,773		(2,051)		10,022		9,136

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	28,287		3,389		119,295		1,887
Futures	402		—		—		—

Change in net unrealized appreciation (depreciation)	28,689		3,389		119,295		1,887

Net realized/unrealized gains (losses)	41,462		1,338		129,317		11,023

Change in net assets resulting from operations	$56,254		$1,122		$159,677		$14,804

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$9
Dividend income from non-affiliates	31,533	12,347	101,386
Dividend income from affiliates	294	9	123
Income from securities lending (net)	— (a)	1	6

Total investment income	31,827	12,357	101,524

EXPENSES:
Investment advisory fees	18,870	2,536	21,356
Administration fees	3,297	556	4,680
Distribution fees:
Class A	1,914	62	1,279
Class B	109	13	42
Class C	647	21	466
Class R2	110	1	89
Shareholder servicing fees:
Class A	1,914	62	1,279
Class B	36	4	14
Class C	216	7	155
Class R2	55	— (a)	45
Class R5	134	13	121
Institutional Class	—	—	488
Select Class	5,571	1,420	8,182
Custodian and accounting fees	184	52	265
Interest expense to affiliates	—	—	— (a)
Professional fees	85	55	115
Trustees’ and Chief Compliance Officer’s fees	40	3	52
Printing and mailing costs	239	36	663
Registration and filing fees	118	59	259
Transfer agent fees	1,547	257	3,280
Other	29	9	32

Total expenses	35,115	5,166	42,862

Less amounts waived	(754)	(161)	(2,494)

Net expenses	34,361	5,005	40,368

Net investment income (loss)	(2,534)	7,352	61,156

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(142,714)	38,076	(24,911)
Futures	—	—	13,350

Net realized gain (loss)	(142,714)	38,076	(11,561)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	345,625	(59,886)	131,401
Futures	—	—	1,093

Change in net unrealized appreciation (depreciation)	345,625	(59,886)	132,494

Net realized/unrealized gains (losses)	202,911	(21,810)	120,933

Change in net assets resulting from operations	$200,377	$(14,458)	$182,089

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,792	$8,023	$(216)	$(72)
Net realized gain (loss)	12,773	34,601	(2,051)	(1,016)
Change in net unrealized appreciation (depreciation)	28,689	71,384	3,389	1,479

Change in net assets resulting from operations	56,254	114,008	1,122	391

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(137)	(24)	—	—
Class R6 (a)
From net investment income	(12,011)	(4,234)	—	—
Institutional Class
From net investment income	(1,864)	(3,509)	—	—
Select Class
From net investment income	(173)	(130)	—	—

Total distributions to shareholders	(14,185)	(7,897)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	478,660	365,534	(5,780)	41,156

NET ASSETS:
Change in net assets	520,729	471,645	(4,658)	41,547
Beginning of period	712,181	240,536	43,848	2,301

End of period	$1,232,910	$712,181	$39,190	$43,848

Accumulated undistributed (distributions in excess of) net investment income	$519	$125	$(122)	$— (b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,360	$6,494	$3,781	$3,280
Net realized gain (loss)	10,022	9,924	9,136	7,603
Change in net unrealized appreciation (depreciation)	119,295	52,533	1,887	63,810

Change in net assets resulting from operations	159,677	68,951	14,804	74,693

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,456)	(3,059)	(3,511)	(3,110)
From net realized gains	(1,481)	—	—	—
Class B
From net investment income	(61)	(110)	(26)	(27)
From net realized gains	(20)	—	—	—
Class C
From net investment income	(1,172)	(258)	(34)	(23)
From net realized gains	(240)	—	—	—
Class R2 (a)
From net investment income	(12)	— (b)	—	—
From net realized gains	(1)	—	—	—
Class R5 (a)
From net investment income	(1,602)	(13)	—	—
From net realized gains	(229)	—	—	—
Class R6 (c)
From net investment income	(480)	—	—	—
Select Class
From net investment income	(17,837)	(3,166)	(90)	(47)
From net realized gains	(2,850)	—	—	—

Total distributions to shareholders	(33,441)	(6,606)	(3,661)	(3,207)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,626,785	216,829	(23,585)	(26,616)

NET ASSETS:
Change in net assets	1,753,021	279,174	(12,442)	44,870
Beginning of period	459,678	180,504	320,859	275,989

End of period	$2,212,699	$459,678	$308,417	$320,859

Accumulated undistributed (distributions in excess of) net investment income	$(458)	$(477)	$53	$(67)

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,534)	$(743)	$7,352	$7,344
Net realized gain (loss)	(142,714)	282,043	38,076	25,904
Change in net unrealized appreciation (depreciation)	345,625	(44,388)	(59,886)	92,323

Change in net assets resulting from operations	200,377	236,912	(14,458)	125,571

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(248)	(256)
Class B
From net investment income	—	—	(9)	(14)
Class C
From net investment income	—	—	(16)	(18)
Class R2
From net investment income	(1)	—	(1)	(1)
Class R5
From net investment income	(140)	—	(352)	(480)
Class R6 (a)
From net investment income	(129)	—	(156)	(75)
Select Class
From net investment income	(421)	—	(6,698)	(6,412)

Total distributions to shareholders	(691)	—	(7,480)	(7,256)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,791,189	1,176,092	(10,513)	92,237

NET ASSETS:
Change in net assets	4,990,875	1,413,004	(32,451)	210,552
Beginning of period	1,925,999	512,995	667,824	457,272

End of period	$6,916,874	$1,925,999	$635,373	$667,824

Accumulated undistributed (distributions in excess of) net investment income	$(3,036)	$(37)	$261	$236

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$61,156	$38,746
Net realized gain (loss)	(11,561)	126,612
Change in net unrealized appreciation (depreciation)	132,494	692,560

Change in net assets resulting from operations	182,089	857,918

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,782)	(2,611)
From net realized gains	(2,714)	—
Class B
From net investment income	(20)	(30)
From net realized gains	(31)	—
Class C
From net investment income	(280)	(223)
From net realized gains	(317)	—
Class R2
From net investment income	(148)	(35)
From net realized gains	(82)	—
Class R5
From net investment income	(3,201)	(2,223)
From net realized gains	(1,305)	—
Class R6 (a)
From net investment income	(10,168)	(3,806)
From net realized gains	(3,702)	—
Institutional Class
From net investment income	(5,886)	(5,016)
From net realized gains	(2,489)	—
Select Class
From net investment income	(34,893)	(24,402)
From net realized gains	(17,997)	—

Total distributions to shareholders	(88,015)	(38,346)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,526,527	1,398,645

NET ASSETS:
Change in net assets	1,620,601	2,218,217
Beginning of period	4,832,408	2,614,191

End of period	$6,453,009	$4,832,408

Accumulated undistributed (distributions in excess of) net investment income	$1,751	$170

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Disciplined Equity Fund			Dynamic Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011		Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,796	$2,001		$—	$—
Dividends and distributions reinvested	137	22		—	—
Cost of shares redeemed	(10,466)	(512)		—	—

Change in net assets from Class A capital transactions	$16,467	$1,511		$—	$—

Class R6 (a)
Proceeds from shares issued	$450,054	$559,938	(b)	$—	$—
Dividends and distributions reinvested	12,011	4,234		—	—
Cost of shares redeemed	(50,349)	(55,165)		—	—

Change in net assets from Class R6 capital transactions	$411,716	$509,007		$—	$—

Institutional Class
Proceeds from shares issued	$65,484	$251,624		$—	$—
Dividends and distributions reinvested	1,862	3,505		—	—
Cost of shares redeemed	(19,912)	(401,169	)(b)	—	—

Change in net assets from Institutional Class capital transactions	$47,434	$(146,040)		$—	$—

Select Class
Proceeds from shares issued	$5,060	$3,717		$7,108	$43,933
Dividends and distributions reinvested	86	67		—	—
Cost of shares redeemed	(2,103)	(2,728)		(12,888)	(2,777)

Change in net assets from Select Class capital transactions	$3,043	$1,056		$(5,780)	$41,156

Total change in net assets from capital transactions	$478,660	$365,534		$(5,780)	$41,156

SHARE TRANSACTIONS:
Class A
Issued	1,584	125		—	—
Reinvested	8	1		—	—
Redeemed	(599)	(33)		—	—

Change in Class A Shares	993	93		—	—

Class R6 (a)
Issued	26,788	34,542	(b)	—	—
Reinvested	729	254		—	—
Redeemed	(3,213)	(3,242)		—	—

Change in Class R6 Shares	24,304	31,554		—	—

Institutional Class
Issued	3,833	16,977		—	—
Reinvested	114	223		—	—
Redeemed	(1,194)	(24,965	)(b)	—	—

Change in Institutional Class Shares	2,753	(7,765)		—	—

Select Class
Issued	293	229		479	2,792
Reinvested	5	4		—	—
Redeemed	(126)	(177)		(850)	(183)

Change in Select Class Shares	172	56		(371)	2,609

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$424,660	$139,727	$11,165	$9,059
Dividends and distributions reinvested	8,447	2,832	3,339	2,918
Cost of shares redeemed	(95,525)	(33,330)	(38,398)	(40,745)

Change in net assets from Class A capital transactions	$337,582	$109,229	$(23,894)	$(28,768)

Class B
Proceeds from shares issued	$746	$703	$119	$105
Dividends and distributions reinvested	72	100	26	27
Cost of shares redeemed	(2,541)	(3,078)	(1,356)	(1,849)

Change in net assets from Class B capital transactions	$(1,723)	$(2,275)	$(1,211)	$(1,717)

Class C
Proceeds from shares issued	$110,299	$25,331	$1,398	$1,021
Dividends and distributions reinvested	1,128	215	30	20
Cost of shares redeemed	(15,205)	(4,560)	(1,299)	(702)

Change in net assets from Class C capital transactions	$96,222	$20,986	$129	$339

Class R2 (a)
Proceeds from shares issued	$1,756	$50	$—	$—
Dividends and distributions reinvested	12	— (b)	—	—
Cost of shares redeemed	(150)	—	—	—

Change in net assets from Class R2 capital transactions	$1,618	$50	$—	$—

Class R5 (a)
Proceeds from shares issued	$138,348	$2,964	$—	$—
Dividends and distributions reinvested	1,831	13	—	—
Cost of shares redeemed	(40,633)	(26)	—	—

Change in net assets from Class R5 capital transactions	$99,546	$2,951	$—	$—

Class R6 (c)
Proceeds from shares issued	$83,915	$—	$—	$—
Dividends and distributions reinvested	141	—	—	—
Cost of shares redeemed	(12,794)	—	—	—

Change in net assets from Class R6 capital transactions	$71,262	$—	$—	$—

Select Class
Proceeds from shares issued	$1,203,854	$163,037	$2,028	$3,862
Dividends and distributions reinvested	7,939	564	53	29
Cost of shares redeemed	(189,515)	(77,713)	(690)	(361)

Change in net assets from Select Class capital transactions	$1,022,278	$85,888	$1,391	$3,530

Total change in net assets from capital transactions	$1,626,785	$216,829	$(23,585)	$(26,616)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Equity Income Fund		Growth and Income Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	45,117	15,758	395	339
Reinvested	897	320	122	109
Redeemed	(10,173)	(3,814)	(1,402)	(1,542)

Change in Class A Shares	35,841	12,264	(885)	(1,094)

Class B
Issued	80	80	4	4
Reinvested	8	12	1	1
Redeemed	(282)	(362)	(52)	(71)

Change in Class B Shares	(194)	(270)	(47)	(66)

Class C
Issued	11,785	2,848	56	40
Reinvested	120	24	1	1
Redeemed	(1,636)	(529)	(51)	(30)

Change in Class C Shares	10,269	2,343	6	11

Class R2 (a)
Issued	180	5	—	—
Reinvested	1	— (b)	—	—
Redeemed	(15)	—	—	—

Change in Class R2 Shares	166	5	—	—

Class R5 (a)
Issued	15,010	310	—	—
Reinvested	193	1	—	—
Redeemed	(4,305)	(3)	—	—

Change in Class R5 Shares	10,898	308	—	—

Class R6 (c)
Issued	8,367	—	—	—
Reinvested	14	—	—	—
Redeemed	(1,292)	—	—	—

Change in Class R6 Shares	7,089	—	—	—

Select Class
Issued	128,808	17,994	71	136
Reinvested	827	63	2	1
Redeemed	(19,342)	(8,677)	(24)	(13)

Change in Select Class Shares	110,293	9,380	49	124

(a)	Commencement of offering of class of shares effective February 28, 2011 for the Equity Income Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,485,061	$136,831	$7,733	$6,956
Dividends and distributions reinvested	—	—	241	227
Cost of shares redeemed	(186,800)	(56,181)	(7,007)	(9,150)

Change in net assets from Class A capital transactions	$1,298,261	$80,650	$967	$(1,967)

Class B
Proceeds from shares issued	$713	$482	$50	$80
Dividends and distributions reinvested	—	—	8	14
Cost of shares redeemed	(7,529)	(10,232)	(843)	(1,310)

Change in net assets from Class B capital transactions	$(6,816)	$(9,750)	$(785)	$(1,216)

Class C
Proceeds from shares issued	$188,775	$27,328	$1,321	$1,118
Dividends and distributions reinvested	—	—	14	16
Cost of shares redeemed	(17,008)	(6,716)	(1,141)	(2,166)

Change in net assets from Class C capital transactions	$171,767	$20,612	$194	$(1,032)

Class R2
Proceeds from shares issued	$92,133	$562	$83	$55
Dividends and distributions reinvested	1	—	1	1
Cost of shares redeemed	(6,156)	(33)	(59)	(14)

Change in net assets from Class R2 capital transactions	$85,978	$529	$25	$42

Class R5
Proceeds from shares issued	$597,130	$58,341	$1,737	$29,071
Dividends and distributions reinvested	140	—	352	481
Cost of shares redeemed	(81,364)	(20,118)	(3,616)	(18,502)

Change in net assets from Class R5 capital transactions	$515,906	$38,223	$(1,527)	$11,050

Class R6 (a)
Proceeds from shares issued	$1,106,703	$30,263	$1,179	$11,217
Dividends and distributions reinvested	129	—	156	75
Cost of shares redeemed	(87,682)	(435)	(765)	(94)

Change in net assets from Class R6 capital transactions	$1,019,150	$29,828	$570	$11,198

Select Class
Proceeds from shares issued	$2,248,235	$1,121,868	$25,030	$116,915
Dividends and distributions reinvested	93	—	73	72
Cost of shares redeemed	(541,385)	(105,868)	(35,060)	(42,825)

Change in net assets from Select Class capital transactions	$1,706,943	$1,016,000	$(9,957)	$74,162

Total change in net assets from capital transactions	$4,791,189	$1,176,092	$(10,513)	$92,237

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	63,642	6,395	723	633
Reinvested	—	—	23	21
Redeemed	(8,079)	(2,743)	(648)	(846)

Change in Class A Shares	55,563	3,652	98	(192)

Class B
Issued	36	26	5	8
Reinvested	—	—	1	1
Redeemed	(377)	(572)	(80)	(123)

Change in Class B Shares	(341)	(546)	(74)	(114)

Class C
Issued	9,154	1,465	122	102
Reinvested	—	—	1	2
Redeemed	(834)	(356)	(109)	(207)

Change in Class C Shares	8,320	1,109	14	(103)

Class R2
Issued	3,897	26	7	6
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	(260)	(2)	(5)	(1)

Change in Class R2 Shares	3,637	24	2	5

Class R5
Issued	25,786	2,656	164	3,028
Reinvested	7	—	34	45
Redeemed	(3,549)	(931)	(331)	(1,658)

Change in Class R5 Shares	22,244	1,725	(133)	1,415

Class R6 (a)
Issued	46,377	1,376	119	971
Reinvested	6	—	15	7
Redeemed	(3,669)	(20)	(72)	(8)

Change in Class R6 Shares	42,714	1,356	62	970

Select Class
Issued	98,785	51,982	2,451	10,605
Reinvested	4	—	7	7
Redeemed	(23,773)	(5,390)	(3,125)	(4,113)

Change in Select Class Shares	75,016	46,592	(667)	6,499

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$412,813	$288,805
Dividends and distributions reinvested	6,868	2,411
Cost of shares redeemed	(193,790)	(111,112)

Change in net assets from Class A capital transactions	$225,891	$180,104

Class B
Proceeds from shares issued	$257	$566
Dividends and distributions reinvested	49	28
Cost of shares redeemed	(2,380)	(3,701)

Change in net assets from Class B capital transactions	$(2,074)	$(3,107)

Class C
Proceeds from shares issued	$38,529	$35,307
Dividends and distributions reinvested	526	189
Cost of shares redeemed	(20,678)	(14,793)

Change in net assets from Class C capital transactions	$18,377	$20,703

Class R2
Proceeds from shares issued	$28,358	$10,856
Dividends and distributions reinvested	170	21
Cost of shares redeemed	(5,907)	(3,132)

Change in net assets from Class R2 capital transactions	$22,621	$7,745

Class R5
Proceeds from shares issued	$204,903	$270,327
Dividends and distributions reinvested	4,150	2,062
Cost of shares redeemed	(38,808)	(403,734	)(a)

Change in net assets from Class R5 capital transactions	$170,245	$(131,345)

Class R6 (b)
Proceeds from shares issued	$580,194	$540,527	(a)
Dividends and distributions reinvested	13,543	3,806
Cost of shares redeemed	(40,629)	(5,802)

Change in net assets from Class R6 capital transactions	$553,108	$538,531

Institutional Class
Proceeds from shares issued	$362,823	$245,239
Dividends and distributions reinvested	5,451	2,768
Cost of shares redeemed	(260,526)	(309,619)

Change in net assets from Institutional Class capital transactions	$107,748	$(61,612)

Select Class
Proceeds from shares issued	$1,199,262	$1,352,402
Dividends and distributions reinvested	33,012	3,551
Cost of shares redeemed	(801,663)	(508,327)

Change in net assets from Select Class capital transactions	$430,611	$847,626

Total change in net assets from capital transactions	$1,526,527	$1,398,645

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	U.S. Equity Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	39,984	28,479
Reinvested	687	232
Redeemed	(19,011)	(10,930)

Change in Class A Shares	21,660	17,781

Class B
Issued	25	56
Reinvested	5	3
Redeemed	(237)	(380)

Change in Class B Shares	(207)	(321)

Class C
Issued	3,763	3,517
Reinvested	54	18
Redeemed	(2,067)	(1,487)

Change in Class C Shares	1,750	2,048

Class R2
Issued	2,720	1,045
Reinvested	17	2
Redeemed	(577)	(302)

Change in Class R2 Shares	2,160	745

Class R5
Issued	20,118	28,025
Reinvested	409	207
Redeemed	(3,739)	(39,068	)(a)

Change in Class R5 Shares	16,788	(10,836)

Class R6 (b)
Issued	54,627	51,669	(a)
Reinvested	1,340	356
Redeemed	(3,879)	(536)

Change in Class R6 Shares	52,088	51,489

Institutional Class
Issued	34,671	24,103
Reinvested	538	271
Redeemed	(25,385)	(30,551)

Change in Institutional Class Shares	9,824	(6,177)

Select Class
Issued	117,290	134,052
Reinvested	3,323	343
Redeemed	(77,448)	(50,487)

Change in Select Class Shares	43,165	83,908

(a)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(b)	Commencement of offering of class of shares effective November 30, 2010 for U.S. Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Disciplined Equity Fund
Class A
Year Ended June 30, 2012	$16.80	$0.21	(c)	$0.61	$0.82	$(0.20)
Year Ended June 30, 2011	13.07	0.17	(c)	3.72	3.89	(0.16)
Year Ended June 30, 2010	11.52	0.18	(c)	1.54	1.72	(0.17)
Year Ended June 30, 2009	15.44	0.31	(c)	(3.93)	(3.62)	(0.30)
Year Ended June 30, 2008	18.45	0.22	(c)	(3.00)	(2.78)	(0.23)

Class R6 (d)
Year Ended June 30, 2012	16.83	0.29	(c)	0.63	0.92	(0.27)
Year Ended June 30, 2011	13.08	0.25	(c)	3.73	3.98	(0.23)
Year Ended June 30, 2010	11.52	0.24	(c)	1.56	1.80	(0.24)
Year Ended June 30, 2009	15.45	0.37	(c)	(3.94)	(3.57)	(0.36)
Year Ended June 30, 2008	18.47	0.31	(c)	(3.02)	(2.71)	(0.31)

Institutional Class
Year Ended June 30, 2012	16.83	0.27	(c)	0.63	0.90	(0.25)
Year Ended June 30, 2011	13.09	0.24	(c)	3.72	3.96	(0.22)
Year Ended June 30, 2010	11.52	0.23	(c)	1.57	1.80	(0.23)
Year Ended June 30, 2009	15.45	0.32	(c)	(3.90)	(3.58)	(0.35)
Year Ended June 30, 2008	18.47	0.29	(c)	(3.01)	(2.72)	(0.30)

Select Class
Year Ended June 30, 2012	16.86	0.25	(c)	0.63	0.88	(0.23)
Year Ended June 30, 2011	13.11	0.21	(c)	3.73	3.94	(0.19)
Year Ended June 30, 2010	11.54	0.21	(c)	1.56	1.77	(0.20)
Year Ended June 30, 2009	15.48	0.33	(c)	(3.94)	(3.61)	(0.33)
Year Ended June 30, 2008	18.48	0.26	(c)	(3.00)	(2.74)	(0.26)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$17.42	4.98%	$20,831	0.85%	1.21%	0.88%	198%
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92
15.44	(15.18)	1,487	0.85	1.26	0.92	72

17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92
15.45	(14.78)	112,725	0.35	1.76	0.42	72

17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92
15.45	(14.88)	73,219	0.45	1.66	0.52	72

17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92
15.48	(14.93)	17,063	0.60	1.45	0.68	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Year Ended June 30, 2012	$15.47	$(0.12)		$0.54	$0.42	$—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)

Class C
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits (e)	Portfolio turnover rate (b)

$15.89	2.71%	$106	1.24%	(0.81)%	1.44%	99%
15.47	35.23	103	1.23	(0.71)	3.18	97
11.44	15.44	76	1.25	(0.61)	5.82	39
9.91	(29.57)	66	1.25	(0.37)	7.27	73
14.07	(6.17)	94	1.25	(0.60)	7.36	24

15.54	2.17	104	1.74	(1.31)	1.94	99
15.21	34.72	102	1.73	(1.21)	3.68	97
11.29	14.74	75	1.75	(1.11)	6.32	39
9.84	(29.91)	66	1.75	(0.87)	7.77	73
14.04	(6.40)	94	1.75	(1.10)	7.86	24

16.22	3.18	27	0.79	(0.36)	0.99	99
15.72	35.87	26	0.78	(0.26)	2.73	97
11.57	15.93	19	0.80	(0.17)	5.37	39
9.98	(29.27)	17	0.80	0.07	6.82	73
14.11	(5.88)	23	0.80	(0.15)	6.90	24

16.07	2.95	38,953	0.99	(0.56)	1.19	99
15.61	35.62	43,617	0.97	(0.41)	1.59	97
11.51	15.68	2,130	1.00	(0.36)	5.57	39
9.95	(29.38)	1,842	1.00	(0.12)	7.02	73
14.09	(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2012	$9.38	$0.21	(e)	$0.46	$0.67	$(0.17)	$(0.04)	$(0.21)
Year Ended June 30, 2011	7.26	0.19	(e)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)

Class B
Year Ended June 30, 2012	9.33	0.15	(e)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(e)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)

Class C
Year Ended June 30, 2012	9.30	0.16	(e)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(e)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)

Class R2
Year Ended June 30, 2012	9.38	0.19	(e)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (f) through June 30, 2011	9.20	0.06	(e)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2012	9.49	0.26	(e)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (f) through June 30, 2011	9.31	0.10	(e)	0.16	0.26	(0.08)	—	(0.08)

Class R6
January 31, 2012 (f) through June 30, 2012	9.64	0.13	(e)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2012	9.50	0.24	(e)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(e)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.84	7.30%	$580,848	1.04%	2.22%	1.08%	44%
9.38	32.06	217,462	1.05	2.16	1.14	37
7.26	16.94	79,236	1.20	2.29	1.22	43
6.35	(22.86)	66,117	1.23	3.13	1.39	54
9.11	(16.48)	97,572	1.18	2.61	1.18	49

9.78	6.75	4,353	1.54	1.64	1.59	44
9.33	31.44	5,962	1.56	1.66	1.65	37
7.22	16.63	6,563	1.72	1.77	1.72	43
6.30	(23.39)	7,829	1.85	2.49	1.89	54
9.05	(16.99)	14,129	1.68	2.04	1.68	49

9.74	6.72	130,366	1.54	1.74	1.58	44
9.30	31.52	28,947	1.55	1.69	1.63	37
7.20	16.34	5,549	1.71	1.79	1.72	43
6.30	(23.36)	3,879	1.85	2.54	1.90	54
9.05	(16.92)	4,425	1.68	2.05	1.68	49

9.84	7.13	1,682	1.29	1.94	1.32	44
9.38	2.54	51	1.28	1.80	1.36	37

9.96	7.78	111,647	0.58	2.77	0.63	44
9.49	2.77	2,925	0.58	3.21	0.66	37

9.96	4.47	70,589	0.53	3.28	0.58	44

9.96	7.48	1,313,214	0.78	2.48	0.83	44
9.50	32.42	204,331	0.80	2.45	0.89	37
7.35	17.45	89,156	0.86	2.64	0.97	43
6.42	(22.59)	78,303	0.89	3.51	1.15	54
9.20	(16.26)	67,729	0.89	2.86	0.93	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2012	$28.26	$0.35	(c)	$1.16	$1.51	$(0.34)	$—	$(0.34)
Year Ended June 30, 2011	22.30	0.28	(c)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(c)	2.83	3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(c)	(8.52)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(c)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)

Class B
Year Ended June 30, 2012	27.62	0.21	(c)	1.14	1.35	(0.21)	—	(0.21)
Year Ended June 30, 2011	21.80	0.15	(c)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(c)	2.76	2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(c)	(8.32)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(c)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)

Class C
Year Ended June 30, 2012	26.27	0.20	(c)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(c)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(c)	2.66	2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(c)	(7.95)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(c)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)

Select Class
Year Ended June 30, 2012	29.39	0.45	(c)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(c)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(c)	2.95	3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(c)	(8.82)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(c)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$29.43	5.45%	$293,520	1.19%	1.28%	1.19%	28%
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52
27.97	(18.43)	413,710	1.16	1.15	1.16	69

28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52
27.36	(18.84)	12,097	1.66	0.62	1.66	69

27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52
26.13	(18.85)	3,598	1.66	0.64	1.66	69

30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52
29.02	(18.23)	8,596	0.90	1.45	0.91	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Year Ended June 30, 2012	$22.38	$(0.06	)(e)	$1.32	$1.26	$—
Year Ended June 30, 2011	15.86	(0.04	)(e)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90	0.83	—

Class B
Year Ended June 30, 2012	19.93	(0.15	)(e)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(e)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82	0.66	—

Class C
Year Ended June 30, 2012	19.77	(0.15	)(e)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(e)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82	0.66	—

Class R2
Year Ended June 30, 2012	22.24	(0.12	)(e)	1.32	1.20	— (f)
Year Ended June 30, 2011	15.81	(0.11	)(e)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	2.44	—
November 3, 2008 (g) through June 30, 2009	13.68	0.01	(e)	(0.31)	(0.30)	(0.01)

Class R5
Year Ended June 30, 2012	22.39	0.04	(e)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(e)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	2.53	—
April 14, 2009 (g) through June 30, 2009	12.47	0.01	(e)	0.81	0.82	(0.01)

Class R6
Year Ended June 30, 2012	22.40	0.05	(e)	1.33	1.38	(0.02)
November 30, 2010 (g) through June 30, 2011	19.94	0.03	(e)	2.43	2.46	—

Select Class
Year Ended June 30, 2012	22.31	(0.01	)(e)	1.31	1.30	— (f)
Year Ended June 30, 2011	15.79	—	(e)(f)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(e)(f)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89	0.87	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$23.64	5.63%	$1,660,335	1.09%	(0.25)%	1.15%	28%
22.38	41.11	328,012	1.11	(0.19)	1.23	84
15.86	18.54	174,585	1.24	(0.27)	1.31	61
13.38	(31.26)	160,168	1.24	0.05	1.45	124
19.50	4.45	251,333	1.24	(0.36)	1.28	52

20.96	5.17	12,170	1.59	(0.75)	1.65	28
19.93	40.35	18,374	1.62	(0.70)	1.74	84
14.20	17.84	20,842	1.77	(0.80)	1.82	61
12.05	(31.69)	26,025	1.78	(0.52)	1.93	124
17.65	3.88	60,623	1.77	(0.88)	1.78	52

20.79	5.16	205,723	1.59	(0.75)	1.65	28
19.77	40.31	31,181	1.60	(0.68)	1.71	84
14.09	17.91	6,588	1.77	(0.80)	1.81	61
11.95	(31.67)	5,996	1.78	(0.50)	1.94	124
17.50	3.92	12,465	1.77	(0.88)	1.78	52

23.44	5.41	85,913	1.34	(0.50)	1.39	28
22.24	40.67	626	1.34	(0.50)	1.42	84
15.81	18.25	58	1.48	(0.52)	1.56	61
13.37	(2.16)	49	1.49	0.16	1.80	124

23.74	6.10	584,866	0.69	0.16	0.70	28
22.39	41.62	53,668	0.71	0.22	0.76	84
15.81	19.05	10,618	0.78	0.20	0.85	61
13.28	6.56	53	0.79	0.19	1.17	124

23.76	6.15	1,047,184	0.63	0.20	0.64	28
22.40	12.34	30,386	0.63	0.25	0.65	84

23.61	5.85	3,320,683	0.89	(0.04)	0.90	28
22.31	41.29	1,463,752	0.91	(0.01)	0.95	84
15.79	18.90	300,304	0.99	(0.02)	1.07	61
13.28	(31.13)	335,992	0.99	0.29	1.19	124
19.33	4.71	581,830	0.99	(0.10)	1.03	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2012	$11.45	$0.11	(e)	$(0.43)	$(0.32)	$(0.11)	$—	$(0.11)
Year Ended June 30, 2011	9.15	0.12	(e)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)

Class B
Year Ended June 30, 2012	11.28	0.05	(e)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(e)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)

Class C
Year Ended June 30, 2012	11.22	0.05	(e)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(e)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)

Class R2
Year Ended June 30, 2012	11.42	0.08	(e)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(e)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (f) through June 30, 2009	8.10	0.11	(e)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Year Ended June 30, 2012	11.34	0.14	(e)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(e)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)

Class R6
Year Ended June 30, 2012	11.34	0.15	(e)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (f) through June 30, 2011	10.19	0.10	(e)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2012	11.30	0.12	(e)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(e)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)	(2.51)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.02	(2.75)%	$25,789	0.95%	1.00%	1.06%	144%
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93

10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93

10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93

10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93

10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108
10.53	(23.43)	508,456	0.84	1.66	0.84	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2012	$10.65	$0.10	(e)	$0.13	$0.23	$(0.09)	$(0.06)	$(0.15)
Year Ended June 30, 2011	8.30	0.08	(e)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)

Class B
Year Ended June 30, 2012	10.51	0.04	(e)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(e)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)

Class C
Year Ended June 30, 2012	10.47	0.04	(e)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(e)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)

Class R2
Year Ended June 30, 2012	10.62	0.07	(e)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(e)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (f) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Year Ended June 30, 2012	10.66	0.14	(e)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(e)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Class R6
Year Ended June 30, 2012	10.67	0.14	(e)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (f) through June 30, 2011	9.59	0.07	(e)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2012	10.66	0.13	(e)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(e)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Select Class
Year Ended June 30, 2012	10.65	0.12	(e)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(e)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.73	2.27%	$662,367	0.97%	0.93%	1.08%	83%
10.65	29.29	426,536	0.97	0.81	1.07	69
8.30	13.83	184,862	1.05	0.84	1.08	84
7.35	(21.36)	103,103	1.05	1.49	1.12	101
9.56	(10.55)	120,365	1.05	0.91	1.07	103

10.59	1.74	4,979	1.47	0.43	1.58	83
10.51	28.66	7,113	1.48	0.31	1.56	69
8.20	13.25	8,190	1.57	0.33	1.58	84
7.26	(21.70)	8,559	1.57	0.96	1.61	101
9.45	(11.08)	12,548	1.57	0.38	1.57	103

10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69
8.18	13.26	27,838	1.57	0.32	1.58	84
7.25	(21.69)	10,216	1.57	0.97	1.62	101
9.44	(11.03)	8,589	1.57	0.40	1.57	103

10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69
8.29	13.56	492	1.30	0.57	1.33	84
7.35	1.70	51	1.30	1.47	1.39	101

10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69
8.31	14.30	209,619	0.59	1.39	0.63	84
7.36	(20.91)	596	0.59	2.08	0.65	101
9.55	(10.16)	96,194	0.59	1.42	0.62	103

10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69
8.31	14.40	441,540	0.64	1.25	0.68	84
7.35	(21.04)	263,859	0.64	1.88	0.72	101
9.55	(10.20)	249,806	0.64	1.33	0.67	103

10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69
8.30	14.10	1,741,650	0.79	1.10	0.83	84
7.35	(21.04)	1,138,732	0.79	1.76	0.87	101
9.54	(10.34)	987,949	0.79	1.17	0.82	103

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares commenced operations on February 28, 2011 for Equity Income Fund.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,240,493	$1,427	$—	$1,241,920

Appreciation in Other Financial Instruments
Futures Contracts	$665	$—	$—	$665

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$37,128	$2,107	$—	$39,235

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$2,221,068	$—	$—	$2,221,068

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$306,390	$—	$—	$306,390

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,574,898	$241,228	$—	$6,816,126

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$75,494	$—	$—	$75,494
Consumer Staples	22,028	—	—	22,028
Energy	106,023	—	—	106,023
Financials	171,397	—	2,686	174,083
Health Care	94,936	—	—	94,936
Industrials	64,266	—	—	64,266
Information Technology	69,279	—	—	69,279
Materials	4,686	—	—	4,686
Telecommunication Services	2,297	—	—	2,297
Utilities	20,836	—	—	20,836

Total Investments in Securities	$631,242	$—	$2,686	$633,928

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

U.S. Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,401,184	$22,706	$—	$6,423,890

Appreciation in Other Financial Instruments
Futures Contracts	$2,307	$—	$—	$2,307

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/11	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/12
Investments in Securities
Common Stocks — Financials	$2,306	$—	$380	$—	$—	$—	$—	$—	$2,686

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $380,000 for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of June 30, 2012 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,686	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$13,909	$49,681
Ending Notional Balance Long	19,397	78,061

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	3

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. The Funds did not have any securities out on loan at June 30, 2012.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
Large Cap Value Fund	—	(a)
U.S. Equity Fund	3

(a)	Amount rounds to less than $1,000.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Disciplined Equity Fund	$586	$(213)	$(373)
Dynamic Growth Fund	(94)	94	—
Equity Income Fund	(1)	(1,721)	1,722
Large Cap Growth Fund	(1,123)	226	897
Large Cap Value Fund	(1)	153	(152)
U.S. Equity Fund	(2)	(197)	199

The reclassifications for the Funds relate primarily to distributions from investments in real estate investment trusts (Disciplined Equity Fund and U.S. Equity Fund), expiration of capital loss carryforwards (Disciplined Equity Fund and Large Cap Growth Fund), net operating loss (Dynamic Growth Fund), investments in partnerships (Equity Income Fund, Large Cap Value Fund and U.S. Equity Fund) and taxable overdistributions (Large Cap Growth Fund).

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$2	$—
Equity Income Fund	266	14
Growth and Income Fund	23	2
Large Cap Growth Fund	278	7
Large Cap Value Fund	5	—	(a)
U.S. Equity Fund	177	7

(a)	Amount rounds to less than $1,000.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$295	$—	$295
Dynamic Growth Fund	40	14	20	74
Equity Income Fund	281	176	—	457
Growth and Income Fund	—	—	3	3
Large Cap Growth Fund	—	—	407	407
Large Cap Value Fund	—	120	27	147
U.S. Equity Fund	1,155	716	418	2,289

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$29
Dynamic Growth Fund	3
Equity Income Fund	73
Growth and Income Fund	13
Large Cap Growth Fund	347
Large Cap Value Fund	14
U.S. Equity Fund	205

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$2,154,945	$1,678,712	$—	$500
Dynamic Growth Fund	37,307	43,123	—	—
Equity Income Fund	2,141,542	549,641	—	—
Growth and Income Fund	82,921	101,927	—	—
Large Cap Growth Fund	5,573,281	1,041,898	—	—
Large Cap Value Fund	910,310	923,252	—	—
U.S. Equity Fund	5,831,891	4,385,666	—	3,211

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,142,238	$117,715	$18,033	$99,682
Dynamic Growth Fund	34,523	5,395	683	4,712
Equity Income Fund	2,024,301	217,637	20,870	196,767
Growth and Income Fund	222,762	88,710	5,082	83,628
Large Cap Growth Fund	6,436,842	593,630	214,346	379,284
Large Cap Value Fund	581,144	73,976	21,192	52,784
U.S. Equity Fund	5,653,285	918,538	147,933	770,605

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC (regulated investment company) conversion (Growth and Income Fund).

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal year ended June 30, 2012, was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$14,185	$—	$14,185
Equity Income Fund	28,620	4,821	33,441
Growth and Income Fund	3,661	—	3,661
Large Cap Growth Fund	691	—	691
Large Cap Value Fund	7,480	—	7,480
U.S. Equity Fund	59,378	28,637	88,015

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Disciplined Equity Fund	$7,897	$7,897
Equity Income Fund	6,606	6,606
Growth and Income Fund	3,207	3,207
Large Cap Value Fund	7,256	7,256
U.S. Equity Fund	38,346	38,346

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$555	$17,676	$99,682
Dynamic Growth Fund	—	(2,859)	4,712
Equity Income Fund	5,314	10,978	196,767
Growth and Income Fund	138	(81,727)	83,628
Large Cap Growth Fund	—	(89,736)	379,284
Large Cap Value Fund	1,574	(95,910)	52,784
U.S. Equity Fund	6,561	75,669	770,605

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, trustee deferred compensation (Disciplined Equity Fund and Growth and Income Fund), distributions payable (Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund, Large Cap Value Fund and U.S. Equity Fund), post-October loss deferrals (Dynamic Growth Fund and Large Cap Growth Fund), late-year loss deferred (Dynamic Growth Fund and Large Cap Growth Fund), partnership basis outstanding (Equity Income Fund) and outstanding basis from RIC (regulated investment company) conversion (Growth and Income Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,950	$—
Large Cap Growth Fund	36,940	3,625

As of June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	909
Growth and Income Fund	5,691	76,036	—		81,727
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	9,758	86,152	—		95,910

(a)	Amount rounds to less than $1,000.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Disciplined Equity Fund	$7,465
Growth and Income Fund	9,429
Large Cap Value Fund	34,614

During the year ended June 30, 2012, the Funds had expired capital loss carryforwards as follows (amounts in thousands):

Large Cap Growth Fund (a)	$896

(a)	Acquired from JPMorgan Equity Growth Fund.

Net capital losses and net specified gains (losses) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Dynamic Growth Fund	$122	$733	$—
Large Cap Growth Fund	2,993	66,416	6,965

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Equity Income Fund and Large Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	79.0%
Dynamic Growth Fund	86.7%	n/a
Large Cap Value Fund	87.9	n/a
U.S. Equity Fund	14.8	n/a

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Growth and Income Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	85

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	87

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012 and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,095.80	$4.43	0.85%
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Class R6
Actual*	1,000.00	1,098.90	1.83	0.35
Hypothetical*	1,000.00	1,023.12	1.76	0.35
Institutional Class
Actual*	1,000.00	1,098.40	2.35	0.45
Hypothetical*	1,000.00	1,022.63	2.26	0.45
Select Class
Actual*	1,000.00	1,097.40	3.13	0.60
Hypothetical*	1,000.00	1,021.88	3.02	0.60

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,127.70	6.56	1.24
Hypothetical*	1,000.00	1,018.70	6.22	1.24
Class C
Actual*	1,000.00	1,125.30	9.19	1.74
Hypothetical*	1,000.00	1,016.21	8.72	1.74
Class R5
Actual*	1,000.00	1,130.30	4.18	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79
Select Class
Actual*	1,000.00	1,128.50	5.24	0.99
Hypothetical*	1,000.00	1,019.94	4.97	0.99

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual*	$1,000.00	$1,074.20	$5.31	1.03%
Hypothetical*	1,000.00	1,019.74	5.17	1.03
Class B
Actual*	1,000.00	1,071.00	7.88	1.53
Hypothetical*	1,000.00	1,017.26	7.67	1.53
Class C
Actual*	1,000.00	1,071.50	7.88	1.53
Hypothetical*	1,000.00	1,017.26	7.67	1.53
Class R2
Actual*	1,000.00	1,072.80	6.65	1.29
Hypothetical*	1,000.00	1,018.45	6.47	1.29
Class R5
Actual*	1,000.00	1,076.50	2.99	0.58
Hypothetical*	1,000.00	1,021.98	2.92	0.58
Class R6
Actual**	1,000.00	1,044.70	2.24	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53
Select Class
Actual*	1,000.00	1,074.40	4.02	0.78
Hypothetical*	1,000.00	1,020.98	3.92	0.78

Growth and Income Fund
Class A
Actual*	1,000.00	1,106.60	6.13	1.17
Hypothetical*	1,000.00	1,019.05	5.87	1.17
Class B
Actual*	1,000.00	1,103.90	8.74	1.67
Hypothetical*	1,000.00	1,016.56	8.37	1.67
Class C
Actual*	1,000.00	1,103.80	8.74	1.67
Hypothetical*	1,000.00	1,016.56	8.37	1.67
Select Class
Actual*	1,000.00	1,108.30	4.61	0.88
Hypothetical*	1,000.00	1,020.49	4.42	0.88

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,099.00	5.69	1.09
Hypothetical*	1,000.00	1,019.44	5.47	1.09
Class B
Actual*	1,000.00	1,096.80	8.29	1.59
Hypothetical*	1,000.00	1,016.96	7.97	1.59
Class C
Actual*	1,000.00	1,096.50	8.29	1.59
Hypothetical*	1,000.00	1,016.96	7.97	1.59
Class R2
Actual*	1,000.00	1,097.90	6.99	1.34
Hypothetical*	1,000.00	1,018.20	6.72	1.34
Class R5
Actual*	1,000.00	1,101.60	3.55	0.68
Hypothetical*	1,000.00	1,021.48	3.42	0.68
Class R6
Actual*	1,000.00	1,101.50	3.29	0.63
Hypothetical*	1,000.00	1,021.73	3.17	0.63

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund (continued)
Select Class
Actual*	$1,000.00	$1,100.20	$4.60	0.88%
Hypothetical*	1,000.00	1,020.49	4.42	0.88

Large Cap Value Fund
Class A
Actual*	1,000.00	1,061.60	4.87	0.95
Hypothetical*	1,000.00	1,020.14	4.77	0.95
Class B
Actual*	1,000.00	1,058.60	7.42	1.45
Hypothetical*	1,000.00	1,017.65	7.27	1.45
Class C
Actual*	1,000.00	1,059.50	7.42	1.45
Hypothetical*	1,000.00	1,017.65	7.27	1.45
Class R2
Actual*	1,000.00	1,060.70	6.15	1.20
Hypothetical*	1,000.00	1,018.90	6.02	1.20
Class R5
Actual*	1,000.00	1,063.10	2.98	0.58
Hypothetical*	1,000.00	1,021.98	2.92	0.58
Class R6
Actual*	1,000.00	1,063.40	2.72	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53
Select Class
Actual*	1,000.00	1,062.30	4.00	0.78
Hypothetical*	1,000.00	1,020.98	3.92	0.78

U.S. Equity Fund
Class A
Actual*	1,000.00	1,088.20	5.04	0.97
Hypothetical*	1,000.00	1,020.04	4.87	0.97
Class B
Actual*	1,000.00	1,085.30	7.62	1.47
Hypothetical*	1,000.00	1,017.55	7.37	1.47
Class C
Actual*	1,000.00	1,086.20	7.62	1.47
Hypothetical*	1,000.00	1,017.55	7.37	1.47
Class R2
Actual*	1,000.00	1,087.80	6.33	1.22
Hypothetical*	1,000.00	1,018.80	6.12	1.22
Class R5
Actual*	1,000.00	1,091.10	3.07	0.59
Hypothetical*	1,000.00	1,021.93	2.97	0.59
Class R6
Actual*	1,000.00	1,091.20	2.81	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,090.80	3.33	0.64
Hypothetical*	1,000.00	1,021.68	3.22	0.64
Select Class
Actual*	1,000.00	1,090.10	4.11	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the actual period). Commencement of offering of class of shares was January 31, 2012.

JUNE 30, 2012	J.P. MORGAN LARGE CAP FUNDS	91

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Disciplined Equity Fund	100.00%
Equity Income Fund	100.00
Growth and Income Fund	100.00
Large Cap Growth Fund	100.00
Large Cap Value Fund	100.00
U.S. Equity Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Income Fund	$4,821
U.S. Equity Fund	28,637

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$14,185
Equity Income Fund	28,620
Growth and Income Fund	3,661
Large Cap Growth Fund	691
Large Cap Value Fund	7,480
U.S. Equity Fund	59,378

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-LCE-612

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2012

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

[1]	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. mid-cap stocks underperformed the broader U.S. stock market, as the Russell Midcap Index returned -1.65%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.26%
Russell 3000 Growth Index	5.05%

Net Assets as of 6/30/2012 (In Thousands)	$1,355,557

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the materials and processing and producer durables sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Polycom, Inc. and Health Net, Inc. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. The Fund’s underweight position versus the Benchmark in Exxon Mobil Corp. also detracted from relative performance as the energy stock performed strongly relative to its industry peers during the reporting period.

Individual contributors to relative performance included the Fund’s positions in Apple, Inc., Sherwin-Williams Co. and W.W. Grainger, Inc. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of W.W. Grainger, Inc., an industrial supply manufacturer, benefited as the company continued to gain market share. In addition, the company raised the low end of its 2011 fiscal year guidance and issued a positive outlook for 2012.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	8.8%
2.	International Business Machines Corp.	2.3
3.	Biogen Idec, Inc.	2.1
4.	MasterCard, Inc., Class A	2.1
5.	QUALCOMM, Inc.	2.1
6.	Sherwin-Williams Co. (The)	2.0
7.	Amazon.com, Inc.	1.8
8.	American Express Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Carlisle Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.9%
Consumer Discretionary	21.9
Industrials	13.5
Health Care	10.4
Financials	8.3
Energy	5.2
Materials	3.2
Consumer Staples	0.5
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		2.26%	2.99%	8.73%
With Sales Charge*		(3.06)	1.89	8.14
CLASS B SHARES	10/29/99
Without CDSC		1.74	2.43	8.15
With CDSC**		(3.26)	2.06	8.15
CLASS C SHARES	5/1/06
Without CDSC		1.86	2.45	8.06
With CDSC***		0.86	2.45	8.06
CLASS R5 SHARES	1/8/09	2.65	3.35	8.96
SELECT CLASS SHARES	5/1/06	2.56	3.22	8.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.06%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$349,522

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and utilities sectors was the main contributor to relative performance. The Fund’s stock selection in the energy and technology sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in TransDigm Group, Inc., Papa John’s International, Inc., and ProAssurance Corp. Shares of TransDigm Group, Inc., an aerospace and defense company, benefited from the company’s strong quarterly results during the reporting period. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., NetApp, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of NetApp, Inc., a provider of storage and data management solutions, declined after the company gave a disappointing outlook for its quarterly earnings. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	3.6%
2.	Devon Energy Corp.	3.1
3.	Silgan Holdings, Inc.	3.0
4.	Waste Connections, Inc.	2.8
5.	UnitedHealth Group, Inc.	2.8
6.	Chubb Corp. (The)	2.5
7.	Associated Banc-Corp.	2.2
8.	Allison Transmission Holdings, Inc.	2.2
9.	Coventry Health Care, Inc.	2.0
10.	Reliance Steel & Aluminum Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.8%
Consumer Discretionary	18.9
Industrials	15.4
Information Technology	10.6
Materials	8.9
Health Care	8.1
Energy	7.7
Utilities	7.2
Short-Term Investment	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(0.19)%	8.93%
With Sales Charge*		(5.41)	5.29
CLASS C SHARES	11/30/10
Without CDSC		(0.65)	8.39
With CDSC**		(1.65)	8.39
CLASS R2 SHARES	11/30/10	(0.48)	8.63
CLASS R5 SHARES	11/30/10	0.28	9.44
CLASS R6 SHARES	1/31/11	0.33	9.47
SELECT CLASS SHARES	11/30/10	0.06	9.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 To 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.42%
Russell Midcap Index	-1.65%

Net Assets as of 6/30/2012 (In Thousands)	$821,334

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the producer durables and materials and processing sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and consumer staples sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., TJX Cos., Inc. and Alliance Data Systems Corp. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue.

Individual detractors from relative performance included the Fund’s positions in Newfield Exploration Co., Polycom, Inc. and Health Net, Inc. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	1.9%
2.	Carlisle Cos., Inc.	1.4
3.	T. Rowe Price Group, Inc.	1.4
4.	Marriott International, Inc., Class A	1.4
5.	Alliance Data Systems Corp.	1.3
6.	Bed Bath & Beyond, Inc.	1.3
7.	Humana, Inc.	1.2
8.	Cooper Industries plc	1.0
9.	Concho Resources, Inc.	1.0
10.	Harley-Davidson, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	20.0%
Financials	16.8
Information Technology	14.6
Industrials	13.8
Health Care	10.2
Materials	6.2
Utilities	5.5
Energy	5.4
Consumer Staples	3.7
Telecommunication Services	0.2
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		(0.76)%	1.70%	8.07%
With Sales Charge*		(5.96)	0.61	7.49
CLASS C SHARES	11/2/09
Without CDSC		(1.29)	1.43	7.92
With CDSC**		(2.29)	1.43	7.92
SELECT CLASS SHARES	1/1/97	(0.42)	1.89	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Multi-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.31%
Russell Midcap Growth Index	-2.99%

Net Assets as of 6/30/2012 (In Thousands)	$1,426,816

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the technology and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the producer durables and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Polycom, Inc., Health Net, Inc. and Newfield Exploration Co. Shares of Polycom, Inc. decreased after the communication equipment provider’s estimates for fourth-quarter 2011 revenue growth disappointed investors. Health Net, Inc., an insurer, reported disappointing first-quarter earnings, which caused the stock to decline during the reporting period. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production.

Individual contributors to relative performance included the Fund’s positions in Alliance Data Systems Corp., Sherwin-Williams Co. and Michael Kors Holdings Ltd. Shares of Alliance Data Systems Corp., a consumer financial services company, increased due to the company’s strong earnings growth and increased expectations for future revenue. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Michael Kors Holdings Ltd. benefited after the retail company increased its expectations for revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the producer durables sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alliance Data Systems Corp.	2.6%
2.	Sherwin-Williams Co. (The)	2.5
3.	Concho Resources, Inc.	1.9
4.	Harley-Davidson, Inc.	1.9
5.	Avago Technologies Ltd., (Singapore)	1.8
6.	Pall Corp.	1.8
7.	Perrigo Co.	1.7
8.	Bed Bath & Beyond, Inc.	1.7
9.	Carlisle Cos., Inc.	1.7
10.	Dick’s Sporting Goods, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.7%
Consumer Discretionary	19.9
Industrials	18.6
Health Care	15.2
Financials	7.8
Energy	5.8
Materials	4.8
Consumer Staples	1.1
Short-Term Investment	4.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(6.61)%	1.23%	6.41%
With Sales Charge*		(11.50)	0.14	5.84
CLASS B SHARES	1/14/94
Without CDSC		(7.08)	0.66	5.85
With CDSC**		(12.08)	0.27	5.85
CLASS C SHARES	11/4/97
Without CDSC		(7.06)	0.66	5.75
With CDSC***		(8.06)	0.66	5.75
CLASS R2 SHARES	6/19/09	(6.72)	1.07	6.23
CLASS R5 SHARES	11/1/11	(6.18)	1.55	6.71
CLASS R6 SHARES	11/1/11	(6.14)	1.56	6.72
SELECT CLASS SHARES	3/2/89	(6.31)	1.52	6.70

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.43%
Russell Midcap Value Index	-0.37%

Net Assets as of 6/30/2012 (In Thousands)	$7,809,547

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s relative outperformance versus the Benchmark was primarily driven by positive stock selection in the consumer discretionary sector. The Fund’s underweight versus the Benchmark in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., TJX Cos., Inc. and Expedia, Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of TJX Cos., Inc. increased after the retail company raised its expectations for its 2012 earnings. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Cablevision Systems Corp., Newfield Exploration Co. and Tiffany & Co. Shares of Cablevision Systems Corp. declined after the television company announced disappointing quarterly results. Shares of Newfield Exploration Co. declined after the oil and gas operations company lowered its expectations for its fiscal 2011 natural gas production. Shares of Tiffany & Co. declined after the jewelry company lowered its expectations for 2012 net sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.8%
2.	Republic Services, Inc.	1.7
3.	Marsh & McLennan Cos., Inc.	1.6
4.	Ball Corp.	1.6
5.	Energen Corp.	1.5
6.	Ameriprise Financial, Inc.	1.5
7.	Marriott International, Inc., Class A	1.4
8.	Northeast Utilities	1.4
9.	Sempra Energy	1.3
10.	Kohl’s Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.5%
Consumer Discretionary	20.0
Utilities	11.1
Industrials	8.8
Materials	7.6
Information Technology	6.3
Consumer Staples	6.3
Energy	5.1
Health Care	5.0
Telecommunication Services	0.4
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		4.92%	2.01%	8.80%
With Sales Charge*		(0.58)	0.91	8.21
CLASS B SHARES	4/30/01
Without CDSC		4.40	1.49	8.31
With CDSC**		(0.60)	1.11	8.31
CLASS C SHARES	4/30/01
Without CDSC		4.38	1.49	8.20
With CDSC***		3.38	1.49	8.20
CLASS R2 SHARES	11/3/08	4.65	1.82	8.70
INSTITUTIONAL CLASS SHARES	11/13/97	5.43	2.52	9.34
SELECT CLASS SHARES	10/31/01	5.20	2.27	9.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.91%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%

Net Assets as of 6/30/2012 (In Thousands)	$513,640

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2012.

The Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are, using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. As a result of the Fund’s quantitative bottom-up stock selection process, the Fund experienced negative returns in the health care and consumer sectors and positive returns in the financial, technology, industrial sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and small-cap stocks. The Fund’s portfolio managers sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that are intended to have no correlation with general domestic market performance.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	CMS Energy Corp.	0.4%
2.	U.S. Airways Group, Inc.	0.4
3.	Discover Financial Services	0.4
4.	Questcor Pharmaceuticals, Inc.	0.4
5.	Foot Locker, Inc.	0.4
6.	Portland General Electric Co.	0.4
7.	Expedia, Inc.	0.4
8.	East West Bancorp, Inc.	0.4
9.	Textron, Inc.	0.4
10.	Brinker International, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Vivus, Inc.	0.5%
2.	NetSuite, Inc.	0.5
3.	IHS, Inc., Class A	0.5
4.	McCormick & Co., Inc. (Non-Voting)	0.5
5.	MDC Holdings, Inc.	0.5
6.	United Natural Foods, Inc.	0.5
7.	Shutterfly, Inc.	0.5
8.	Ashland, Inc.	0.5
9.	Synovus Financial Corp.	0.5
10.	Ariad Pharmaceuticals, Inc.	0.5

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	16.5%
Information Technology	15.6
Industrials	13.3
Financials	11.8
Health Care	8.8
Energy	6.6
Materials	5.2
Utilities	5.0
Consumer Staples	5.0
Telecommunication Services	0.5
Short-Term Investment	11.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	16.6%
Consumer Discretionary	15.5
Industrials	14.9
Financials	13.9
Health Care	11.4
Energy	8.3
Materials	7.4
Utilities	6.2
Consumer Staples	5.1
Telecommunication Services	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.22)%	(1.88)%	1.21%
With Sales Charge*		(6.38)	(2.93)	0.62
CLASS B SHARES	5/23/03
Without CDSC		(2.01)	(2.64)	0.55
With CDSC**		(7.01)	(3.08)	0.55
CLASS C SHARES	5/23/03
Without CDSC		(1.90)	(2.62)	0.46
With CDSC***		(2.90)	(2.62)	0.46
SELECT CLASS SHARES	5/23/03	(0.91)	(1.64)	1.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is

comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.36%
Russell 3000 Value Index	2.64%

Net Assets as of 6/30/2012 (In Thousands)	$1,132,139

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s relative outperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the financials sector. The Fund’s stock selection in the consumer staples sector detracted from the Fund’s relative performance.

Individual contributors to relative performance included the Fund’s positions in Sherwin-Williams Co., Wells Fargo & Co. and Expedia, Inc. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Wells Fargo & Co. benefited from investors’ optimism surrounding the bank’s competitive positioning and resulting market share gains. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected first-quarter results.

Individual detractors from the Fund’s relative performance included the Fund’s positions in Walgreen Co., Devon Energy Corp. and Cablevision Systems Corp. Shares of Walgreen Co., a retail drugstore operator, declined due to concerns that the termination of its partnership with pharmacy benefits manager Express Scripts would negatively impact the company’s earnings. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt the demand for oil and natural gas. Shares of Cablevision Systems Corp. declined after the broadcasting and cable TV company announced disappointing quarterly results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers sought to own retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.9%
2.	Exxon Mobil Corp.	3.8
3.	AT&T, Inc.	2.8
4.	Pfizer, Inc.	2.7
5.	Loews Corp.	2.6
6.	Devon Energy Corp.	2.3
7.	Johnson & Johnson	1.8
8.	Procter & Gamble Co. (The)	1.8
9.	Capital One Financial Corp.	1.6
10.	American International Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.7%
Energy	12.3
Consumer Discretionary	12.1
Health Care	11.2
Utilities	7.9
Industrials	4.6
Materials	4.6
Telecommunication Services	4.0
Information Technology	3.5
Consumer Staples	3.4
Investment Company	0.6
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		5.83%	2.02%	6.26%
With Sales Charge*		0.26	0.93	5.48
CLASS C SHARES	2/28/05
Without CDSC		5.32	1.51	5.73
With CDSC**		4.32	1.51	5.73
INSTITUTIONAL CLASS SHARES	2/28/05	6.36	2.54	6.72
SELECT CLASS SHARES	2/28/05	6.09	2.28	6.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.5%
	Consumer Discretionary — 21.8%
	Auto Components — 1.6%
647	Allison Transmission Holdings, Inc.	11,365
165	BorgWarner, Inc. (a)	10,803

		22,168

	Automobiles — 2.1%
426	Harley-Davidson, Inc.	19,495
296	Tesla Motors, Inc. (a)	9,271

		28,766

	Hotels, Restaurants & Leisure — 3.5%
903	International Game Technology	14,216
305	Las Vegas Sands Corp.	13,260
381	Starbucks Corp.	20,326

		47,802

	Household Durables — 0.9%
410	Toll Brothers, Inc. (a)	12,195

	Internet & Catalog Retail — 3.0%
104	Amazon.com, Inc. (a)	23,840
249	HomeAway, Inc. (a)	5,410
17	priceline.com, Inc. (a)	11,164

		40,414

	Leisure Equipment & Products — 0.5%
288	Brunswick Corp.	6,393

	Media — 2.8%
416	DIRECTV, Class A (a)	20,299
366	Walt Disney Co. (The)	17,761

		38,060

	Specialty Retail — 4.8%
264	Bed Bath & Beyond, Inc. (a)	16,284
335	Home Depot, Inc. (The)	17,746
202	PetSmart, Inc.	13,786
678	Sally Beauty Holdings, Inc. (a)	17,442

		65,258

	Textiles, Apparel & Luxury Goods — 2.6%
179	Lululemon Athletica, Inc., (Canada) (a)	10,679
368	Michael Kors Holdings Ltd., (Hong Kong) (a)	15,414
234	Wolverine World Wide, Inc.	9,063

		35,156

	Total Consumer Discretionary	296,212

	Consumer Staples — 0.4%
	Personal Products — 0.4%
124	Herbalife Ltd., (Cayman Islands)	5,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.2%
	Energy Equipment & Services — 1.6%
334	Cameron International Corp. (a)	14,260
114	Dril-Quip, Inc. (a)	7,503

		21,763

	Oil, Gas & Consumable Fuels — 3.6%
214	Concho Resources, Inc. (a)	18,190
276	Laredo Petroleum Holdings, Inc. (a)	5,735
134	Pioneer Natural Resources Co.	11,803
210	Range Resources Corp.	13,011

		48,739

	Total Energy	70,502

	Financials — 8.3%
	Capital Markets — 0.9%
205	T. Rowe Price Group, Inc.	12,926

	Commercial Banks — 2.4%
473	U.S. Bancorp	15,199
536	Wells Fargo & Co.	17,910

		33,109

	Consumer Finance — 1.6%
374	American Express Co.	21,753

	Diversified Financial Services — 1.0%
357	Moody’s Corp.	13,052

	Insurance — 1.5%
175	ACE Ltd., (Switzerland)	12,958
238	Amtrust Financial Services, Inc.	7,062

		20,020

	Real Estate Investment Trusts (REITs) — 0.9%
348	Prologis, Inc.	11,577

	Total Financials	112,437

	Health Care — 10.4%
	Biotechnology — 4.0%
322	Aegerion Pharmaceuticals, Inc. (a)	4,783
117	Alexion Pharmaceuticals, Inc. (a)	11,568
199	Biogen Idec, Inc. (a)	28,674
161	Vertex Pharmaceuticals, Inc. (a)	9,014

		54,039

	Health Care Providers & Services — 3.0%
302	Health Net, Inc. (a)	7,318
144	Humana, Inc.	11,120
369	UnitedHealth Group, Inc.	21,610

		40,048

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 3.4%
181	Allergan, Inc.	16,783
359	Valeant Pharmaceuticals International, Inc., (Canada) (a)	16,066
183	Watson Pharmaceuticals, Inc. (a)	13,548

		46,397

	Total Health Care	140,484

	Industrials — 13.4%
	Aerospace & Defense — 1.3%
130	TransDigm Group, Inc. (a)	17,515

	Building Products — 0.9%
246	Armstrong World Industries, Inc.	12,103

	Electrical Equipment — 1.8%
260	Cooper Industries plc	17,693
99	Rockwell Automation, Inc.	6,553

		24,246

	Industrial Conglomerates — 1.6%
405	Carlisle Cos., Inc.	21,447

	Machinery — 1.6%
390	Pall Corp.	21,365

	Professional Services — 0.7%
395	Nielsen Holdings N.V. (a)	10,357

	Road & Rail — 2.1%
302	J.B. Hunt Transport Services, Inc.	18,005
243	Old Dominion Freight Line, Inc. (a)	10,520

		28,525

	Trading Companies & Distributors — 3.4%
438	Air Lease Corp. (a)	8,495
58	MSC Industrial Direct Co., Inc., Class A	3,778
408	Rush Enterprises, Inc., Class A (a)	6,672
83	W.W. Grainger, Inc.	15,815
158	Watsco, Inc.	11,668

		46,428

	Total Industrials	181,986

	Information Technology — 32.8%
	Communications Equipment — 3.7%
582	Aruba Networks, Inc. (a)	8,759
130	F5 Networks, Inc. (a)	12,913
505	QUALCOMM, Inc.	28,124

		49,796

	Computers & Peripherals — 10.2%
204	Apple, Inc. (a)	119,048
722	EMC Corp. (a)	18,508

		137,556

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 2.3%
126	Facebook, Inc., Class A (a)	3,915
34	Google, Inc., Class A (a)	19,954
167	Rackspace Hosting, Inc. (a)	7,316

		31,185

	IT Services — 5.6%
160	International Business Machines Corp.	31,371
66	MasterCard, Inc., Class A	28,430
484	ServiceSource International, Inc. (a)	6,701
298	VeriFone Systems, Inc. (a)	9,851

		76,353

	Semiconductors & Semiconductor Equipment — 5.4%
414	ARM Holdings plc, (United Kingdom), ADR	9,842
578	Avago Technologies Ltd., (Singapore)	20,750
477	Lam Research Corp. (a)	17,994
437	Microchip Technology, Inc.	14,456
319	Xilinx, Inc.	10,709

		73,751

	Software — 5.6%
158	Citrix Systems, Inc. (a)	13,296
144	FactSet Research Systems, Inc.	13,374
214	MICROS Systems, Inc. (a)	10,977
569	Nuance Communications, Inc. (a)	13,549
214	Red Hat, Inc. (a)	12,081
91	Salesforce.com, Inc. (a)	12,568

		75,845

	Total Information Technology	444,486

	Materials — 3.2%
	Chemicals — 3.2%
283	FMC Corp.	15,135
209	Sherwin-Williams Co. (The)	27,608

	Total Materials	42,743

	Total Common Stocks (Cost $1,070,210)	1,294,824

Short-Term Investment — 4.1%
	Investment Company — 4.1%
55,818	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $55,818)	55,818

	Total Investments — 99.6% (Cost $1,126,028)	1,350,642
	Other Assets in Excess of Liabilities — 0.4%	4,915

	NET ASSETS — 100.0%	$1,355,557

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.6%
	Consumer Discretionary — 18.9%
	Auto Components — 2.2%
438	Allison Transmission Holdings, Inc.	7,695

	Automobiles — 1.5%
118	Harley-Davidson, Inc.	5,393

	Distributors — 1.0%
57	Genuine Parts Co.	3,443

	Hotels, Restaurants & Leisure — 6.0%
140	Brinker International, Inc.	4,471
82	Cracker Barrel Old Country Store, Inc.	5,175
110	Papa John’s International, Inc. (a)	5,244
133	Penn National Gaming, Inc. (a)	5,951

		20,841

	Household Durables — 3.6%
302	Jarden Corp.	12,675

	Multiline Retail — 1.6%
116	Nordstrom, Inc.	5,747

	Specialty Retail — 3.0%
341	American Eagle Outfitters, Inc.	6,734
77	Dick’s Sporting Goods, Inc.	3,691

		10,425

	Total Consumer Discretionary	66,219

	Energy — 7.7%
	Energy Equipment & Services — 2.7%
387	Patterson-UTI Energy, Inc.	5,632
81	Tidewater, Inc.	3,737

		9,369

	Oil, Gas & Consumable Fuels — 5.0%
122	Cimarex Energy Co.	6,717
188	Devon Energy Corp.	10,884

		17,601

	Total Energy	26,970

	Financials — 20.9%
	Capital Markets — 7.2%
32	BlackRock, Inc.	5,502
54	Franklin Resources, Inc.	6,016
311	HFF, Inc., Class A (a)	4,341
332	Janus Capital Group, Inc.	2,600
398	TD Ameritrade Holding Corp.	6,770

		25,229

	Commercial Banks — 4.0%
595	Associated Banc-Corp.	7,842

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
177	First Republic Bank (a)	5,939

		13,781

	Insurance — 4.5%
122	Chubb Corp. (The)	8,866
76	ProAssurance Corp.	6,809

		15,675

	Real Estate Investment Trusts (REITs) — 5.2%
97	Mid-America Apartment Communities, Inc.	6,604
209	National Retail Properties, Inc.	5,926
313	RLJ Lodging Trust	5,667

		18,197

	Total Financials	72,882

	Health Care — 8.1%
	Health Care Equipment & Supplies — 1.4%
50	IDEXX Laboratories, Inc. (a)	4,776

	Health Care Providers & Services — 6.7%
222	Coventry Health Care, Inc.	7,052
71	Laboratory Corp. of America Holdings (a)	6,616
166	UnitedHealth Group, Inc.	9,727

		23,395

	Total Health Care	28,171

	Industrials — 15.4%
	Aerospace & Defense — 1.5%
39	TransDigm Group, Inc. (a)	5,302

	Commercial Services & Supplies — 4.3%
284	Herman Miller, Inc.	5,258
331	Waste Connections, Inc.	9,912

		15,170

	Electrical Equipment — 1.5%
81	Regal-Beloit Corp.	5,052

	Machinery — 5.5%
46	Cummins, Inc.	4,448
99	Joy Global, Inc.	5,594
255	Rexnord Corp. (a)	5,102
54	Toro Co. (The)	3,949

		19,093

	Road & Rail — 1.5%
71	Norfolk Southern Corp.	5,121

	Trading Companies & Distributors — 1.1%
21	W.W. Grainger, Inc.	3,959

	Total Industrials	53,697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 10.5%
	Computers & Peripherals — 1.5%
162	NetApp, Inc. (a)	5,168

	Electronic Equipment, Instruments & Components — 1.5%
102	Anixter International, Inc.	5,404

	Semiconductors & Semiconductor Equipment — 3.0%
149	Freescale Semiconductor Ltd. (a)	1,528
162	Linear Technology Corp.	5,068
340	Marvell Technology Group Ltd., (Bermuda)	3,834

		10,430

	Software — 4.5%
53	Citrix Systems, Inc. (a)	4,474
125	MICROS Systems, Inc. (a)	6,389
120	Solera Holdings, Inc.	5,010

		15,873

	Total Information Technology	36,875

	Materials — 8.9%
	Chemicals — 2.0%
51	Airgas, Inc.	4,272
70	Scotts Miracle-Gro Co. (The), Class A	2,877

		7,149

	Containers & Packaging — 4.9%
195	Crown Holdings, Inc. (a)	6,717
244	Silgan Holdings, Inc.	10,432

		17,149

	Metals & Mining — 2.0%
136	Reliance Steel & Aluminum Co.	6,865

	Total Materials	31,163

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 7.2%
	Electric Utilities — 1.4%
105	Southern Co. (The)	4,872

	Gas Utilities — 0.6%
47	Northwest Natural Gas Co.	2,219

	Multi-Utilities — 5.2%
274	CMS Energy Corp.	6,449
142	NorthWestern Corp.	5,193
162	Wisconsin Energy Corp.	6,421

		18,063

	Total Utilities	25,154

	Total Common Stocks (Cost $326,917)	341,131

Short-Term Investment — 2.4%
	Investment Company — 2.4%
8,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $8,465)	8,465

	Total Investments — 100.0% (Cost $335,382)	349,596
	Liabilities in Excess of Other Assets — 0.0% (g)	(74)

	NET ASSETS — 100.0%	$349,522

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.3%
	Consumer Discretionary — 20.0%
	Auto Components — 1.0%
219	Allison Transmission Holdings, Inc.	3,841
68	BorgWarner, Inc. (a)	4,427

		8,268

	Automobiles — 1.3%
167	Harley-Davidson, Inc.	7,646
91	Tesla Motors, Inc. (a)	2,844

		10,490

	Distributors — 0.5%
69	Genuine Parts Co.	4,150

	Hotels, Restaurants & Leisure — 3.1%
61	Darden Restaurants, Inc.	3,092
336	International Game Technology	5,290
284	Marriott International, Inc., Class A	11,137
120	Royal Caribbean Cruises Ltd.	3,126
45	Yum! Brands, Inc.	2,899

		25,544

	Household Durables — 1.2%
40	Jarden Corp.	1,698
56	Mohawk Industries, Inc. (a)	3,938
125	Toll Brothers, Inc. (a)	3,725

		9,361

	Internet & Catalog Retail — 1.0%
130	Expedia, Inc.	6,235
34	TripAdvisor, Inc. (a)	1,533

		7,768

	Media — 2.2%
28	AMC Networks, Inc., Class A (a)	1,002
106	Cablevision Systems Corp., Class A	1,410
132	CBS Corp. (Non-Voting), Class B	4,320
130	Clear Channel Outdoor Holdings, Inc., Class A (a)	783
86	Discovery Communications, Inc., Class A (a)	4,649
129	DISH Network Corp., Class A	3,686
115	Gannett Co., Inc.	1,694
2	Washington Post Co. (The), Class B	843

		18,387

	Multiline Retail — 1.2%
70	Family Dollar Stores, Inc.	4,621
121	Kohl’s Corp.	5,495

		10,116

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 7.0%
95	Abercrombie & Fitch Co., Class A	3,236
13	AutoZone, Inc. (a)	4,810
167	Bed Bath & Beyond, Inc. (a)	10,302
143	Dick’s Sporting Goods, Inc.	6,850
145	Gap, Inc. (The)	3,978
107	PetSmart, Inc.	7,309
244	Sally Beauty Holdings, Inc. (a)	6,273
60	Tiffany & Co.	3,182
104	TJX Cos., Inc.	4,478
119	Urban Outfitters, Inc. (a)	3,291
110	Williams-Sonoma, Inc.	3,836

		57,545

	Textiles, Apparel & Luxury Goods — 1.5%
54	Lululemon Athletica, Inc., (Canada) (a)	3,202
111	Michael Kors Holdings Ltd., (Hong Kong) (a)	4,640
59	PVH Corp.	4,574

		12,416

	Total Consumer Discretionary	164,045

	Consumer Staples — 3.7%
	Beverages — 1.4%
85	Beam, Inc.	5,337
27	Brown-Forman Corp., Class B	2,652
74	Dr. Pepper Snapple Group, Inc.	3,250

		11,239

	Food Products — 1.5%
78	Green Mountain Coffee Roasters, Inc. (a)	1,703
55	Hershey Co. (The)	3,969
37	JM Smucker Co. (The)	2,757
60	Ralcorp Holdings, Inc. (a)	4,004

		12,433

	Household Products — 0.5%
51	Energizer Holdings, Inc. (a)	3,823

	Personal Products — 0.3%
57	Herbalife Ltd., (Cayman Islands)	2,735

	Total Consumer Staples	30,230

	Energy — 5.4%
	Energy Equipment & Services — 0.7%
129	Cameron International Corp. (a)	5,529

	Oil, Gas & Consumable Fuels — 4.7%
92	Concho Resources, Inc. (a)	7,840
73	Devon Energy Corp.	4,239
137	Energen Corp.	6,201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
90	EQT Corp.	4,821
93	Laredo Petroleum Holdings, Inc. (a)	1,943
43	Pioneer Natural Resources Co.	3,784
77	QEP Resources, Inc.	2,302
74	Range Resources Corp.	4,603
118	Williams Cos., Inc. (The)	3,389

		39,122

	Total Energy	44,651

	Financials — 16.7%
	Capital Markets — 4.3%
116	Ameriprise Financial, Inc.	6,036
266	Blackstone Group LP (The)	3,479
322	Charles Schwab Corp. (The)	4,158
175	Invesco Ltd.	3,962
138	Lazard Ltd., (Bermuda), Class A	3,597
61	Northern Trust Corp.	2,789
179	T. Rowe Price Group, Inc.	11,254

		35,275

	Commercial Banks — 3.4%
81	BOK Financial Corp. (c)	4,703
67	City National Corp.	3,235
39	Cullen/Frost Bankers, Inc.	2,254
346	Fifth Third Bancorp	4,642
280	Huntington Bancshares, Inc.	1,792
61	M&T Bank Corp.	5,020
190	SunTrust Banks, Inc.	4,599
107	Zions Bancorp	2,070

		28,315

	Diversified Financial Services — 0.7%
156	Moody’s Corp.	5,687

	Insurance — 5.5%
16	Alleghany Corp. (a)	5,300
37	Arch Capital Group Ltd., (Bermuda) (a)	1,484
160	Axis Capital Holdings Ltd., (Bermuda)	5,221
54	Chubb Corp. (The)	3,896
186	Loews Corp.	7,593
204	Marsh & McLennan Cos., Inc.	6,568
260	Old Republic International Corp.	2,152
116	OneBeacon Insurance Group Ltd., Class A	1,505
123	Unum Group	2,349
129	W.R. Berkley Corp.	5,021
200	XL Group plc, (Ireland)	4,197

		45,286

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.9%
76	HCP, Inc.	3,364
129	Prologis, Inc.	4,297
84	Regency Centers Corp.	4,015
44	Vornado Realty Trust	3,700

		15,376

	Real Estate Management & Development — 0.4%
191	Brookfield Office Properties, Inc.	3,325

	Thrifts & Mortgage Finance — 0.5%
112	Capitol Federal Financial, Inc.	1,334
241	People’s United Financial, Inc.	2,799

		4,133

	Total Financials	137,397

	Health Care — 10.2%
	Biotechnology — 1.5%
60	Alexion Pharmaceuticals, Inc. (a)	5,918
30	Onyx Pharmaceuticals, Inc. (a)	2,014
74	Vertex Pharmaceuticals, Inc. (a)	4,144

		12,076

	Health Care Equipment & Supplies — 1.2%
33	Becton, Dickinson & Co.	2,430
64	Sirona Dental Systems, Inc. (a)	2,885
131	Thoratec Corp. (a)	4,382

		9,697

	Health Care Providers & Services — 3.9%
105	AmerisourceBergen Corp.	4,112
254	Brookdale Senior Living, Inc. (a)	4,509
101	Cigna Corp.	4,426
116	Health Net, Inc. (a)	2,818
19	Henry Schein, Inc. (a)	1,507
122	Humana, Inc.	9,476
149	Lincare Holdings, Inc.	5,054

		31,902

	Life Sciences Tools & Services — 1.3%
125	Agilent Technologies, Inc.	4,913
214	Bruker Corp. (a)	2,847
64	Illumina, Inc. (a)	2,604

		10,364

	Pharmaceuticals — 2.3%
121	Elan Corp. plc, (Ireland), ADR (a)	1,758
61	Perrigo Co.	7,229
110	Valeant Pharmaceuticals International, Inc., (Canada) (a)	4,927

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — Continued
72	Watson Pharmaceuticals, Inc. (a)	5,305

		19,219

	Total Health Care	83,258

	Industrials — 13.8%
	Aerospace & Defense — 0.9%
45	Alliant Techsystems, Inc.	2,261
39	TransDigm Group, Inc. (a)	5,291

		7,552

	Building Products — 0.8%
76	Armstrong World Industries, Inc.	3,731
120	Fortune Brands Home & Security, Inc. (a)	2,680

		6,411

	Commercial Services & Supplies — 1.6%
261	Republic Services, Inc.	6,893
67	Stericycle, Inc. (a)	6,119

		13,012

	Construction & Engineering — 0.4%
64	Fluor Corp.	3,173

	Electrical Equipment — 2.3%
89	AMETEK, Inc.	4,432
116	Cooper Industries plc	7,909
62	Regal-Beloit Corp.	3,848
45	Rockwell Automation, Inc.	2,959

		19,148

	Industrial Conglomerates — 1.4%
215	Carlisle Cos., Inc.	11,398

	Machinery — 2.4%
21	Cummins, Inc.	2,076
136	Pall Corp.	7,443
99	Rexnord Corp. (a)	1,984
71	Snap-on, Inc.	4,432
51	Wabtec Corp.	3,961

		19,896

	Professional Services — 1.2%
51	Equifax, Inc.	2,353
40	IHS, Inc., Class A (a)	4,331
121	Nielsen Holdings N.V. (a)	3,167

		9,851

	Road & Rail — 0.8%
111	J.B. Hunt Transport Services, Inc.	6,622

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
202	Air Lease Corp. (a)	3,919
89	MSC Industrial Direct Co., Inc., Class A	5,801
33	W.W. Grainger, Inc.	6,215

		15,935

	Total Industrials	112,998

	Information Technology — 14.6%
	Communications Equipment — 1.0%
198	Aruba Networks, Inc. (a)	2,972
50	F5 Networks, Inc. (a)	4,998

		7,970

	Computers & Peripherals — 0.4%
98	NetApp, Inc. (a)	3,128

	Electronic Equipment, Instruments & Components — 1.1%
95	Amphenol Corp., Class A	5,212
118	Arrow Electronics, Inc. (a)	3,858

		9,070

	Internet Software & Services — 0.6%
52	OpenTable, Inc. (a)	2,332
64	Rackspace Hosting, Inc. (a)	2,803

		5,135

	IT Services — 2.8%
80	Alliance Data Systems Corp. (a)	10,746
115	FleetCor Technologies, Inc. (a)	4,023
146	Jack Henry & Associates, Inc.	5,033
110	VeriFone Systems, Inc. (a)	3,630

		23,432

	Semiconductors & Semiconductor Equipment — 3.9%
130	Analog Devices, Inc.	4,908
212	Avago Technologies Ltd., (Singapore)	7,625
132	KLA-Tencor Corp.	6,506
161	Microchip Technology, Inc. (c)	5,326
226	Xilinx, Inc.	7,594

		31,959

	Software — 4.8%
77	Citrix Systems, Inc. (a)	6,421
55	FactSet Research Systems, Inc.	5,112
145	Fortinet, Inc. (a)	3,358
85	MICROS Systems, Inc. (a)	4,331
227	Nuance Communications, Inc. (a)	5,407
104	Red Hat, Inc. (a)	5,857
139	Synopsys, Inc. (a)	4,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
155	TIBCO Software, Inc. (a)	4,632

		39,209

	Total Information Technology	119,903

	Materials — 6.2%
	Chemicals — 4.5%
35	Airgas, Inc.	2,932
82	Albemarle Corp.	4,874
120	FMC Corp.	6,407
115	Sherwin-Williams Co. (The)	15,180
60	Sigma-Aldrich Corp.	4,399
60	W.R. Grace & Co. (a)	3,022

		36,814

	Containers & Packaging — 1.7%
157	Ball Corp.	6,428
67	Rock-Tenn Co., Class A	3,666
96	Silgan Holdings, Inc.	4,118

		14,212

	Total Materials	51,026

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
76	Telephone & Data Systems, Inc.	1,607

	Utilities — 5.5%
	Electric Utilities — 2.5%
143	Northeast Utilities	5,549
295	NV Energy, Inc.	5,183
169	Westar Energy, Inc.	5,073
179	Xcel Energy, Inc.	5,094

		20,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.3%
65	ONEOK, Inc.	2,750

	Multi-Utilities — 2.7%
109	CenterPoint Energy, Inc.	2,261
213	CMS Energy Corp.	5,001
94	PG&E Corp.	4,246
81	Sempra Energy	5,573
119	Wisconsin Energy Corp.	4,713

		21,794

	Total Utilities	45,443

	Total Common Stocks (Cost $666,375)	790,558

Short-Term Investment — 3.6%
	Investment Company — 3.6%
29,313	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $29,313)	29,313

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,138	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $1,138)	1,138

	Total Investments — 100.0% (Cost $696,826)	821,009
	Other Assets in Excess of Liabilities — 0.0% (g)	325

	NET ASSETS — 100.0%	$821,334

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Consumer Discretionary — 20.1%
	Auto Components — 2.0%
762	Allison Transmission Holdings, Inc.	13,384
235	BorgWarner, Inc. (a)	15,434

		28,818

	Automobiles — 2.6%
583	Harley-Davidson, Inc.	26,656
317	Tesla Motors, Inc. (a)	9,910

		36,566

	Hotels, Restaurants & Leisure — 3.4%
1,171	International Game Technology	18,437
473	Marriott International, Inc., Class A	18,553
419	Royal Caribbean Cruises Ltd.	10,899

		47,889

	Household Durables — 0.9%
437	Toll Brothers, Inc. (a)	12,980

	Internet & Catalog Retail — 0.6%
184	Expedia, Inc.	8,845

	Media — 1.1%
300	Discovery Communications, Inc., Class A (a)	16,200

	Specialty Retail — 7.6%
330	Abercrombie & Fitch Co., Class A	11,276
402	Bed Bath & Beyond, Inc. (a)	24,862
497	Dick’s Sporting Goods, Inc.	23,870
216	PetSmart, Inc.	14,734
850	Sally Beauty Holdings, Inc. (a)	21,866
416	Urban Outfitters, Inc. (a)	11,475

		108,083

	Textiles, Apparel & Luxury Goods — 1.9%
188	Lululemon Athletica, Inc., (Canada) (a)	11,187
389	Michael Kors Holdings Ltd., (Hong Kong) (a)	16,288

		27,475

	Total Consumer Discretionary	286,856

	Consumer Staples — 1.1%
	Food Products — 0.4%
273	Green Mountain Coffee Roasters, Inc. (a)	5,937

	Personal Products — 0.7%
197	Herbalife Ltd., (Cayman Islands)	9,531

	Total Consumer Staples	15,468

	Energy — 5.8%
	Energy Equipment & Services — 1.4%
451	Cameron International Corp. (a)	19,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.4%
321	Concho Resources, Inc. (a)	27,324
326	Laredo Petroleum Holdings, Inc. (a)	6,772
149	Pioneer Natural Resources Co.	13,179
259	Range Resources Corp.	16,049

		63,324

	Total Energy	82,597

	Financials — 7.9%
	Capital Markets — 3.4%
928	Blackstone Group LP (The)	12,128
483	Lazard Ltd., (Bermuda), Class A	12,540
375	T. Rowe Price Group, Inc.	23,594

		48,262

	Commercial Banks — 1.1%
282	BOK Financial Corp.	16,389

	Diversified Financial Services — 1.4%
542	Moody’s Corp.	19,821

	Insurance — 0.9%
412	Axis Capital Holdings Ltd., (Bermuda)	13,407

	Real Estate Investment Trusts (REITs) — 1.1%
451	Prologis, Inc.	14,977

	Total Financials	112,856

	Health Care — 15.3%
	Biotechnology — 3.0%
208	Alexion Pharmaceuticals, Inc. (a)	20,624
106	Onyx Pharmaceuticals, Inc. (a)	7,064
258	Vertex Pharmaceuticals, Inc. (a)	14,450

		42,138

	Health Care Equipment & Supplies — 1.8%
224	Sirona Dental Systems, Inc. (a)	10,060
455	Thoratec Corp. (a)	15,275

		25,335

	Health Care Providers & Services — 3.3%
886	Brookdale Senior Living, Inc. (a)	15,716
405	Health Net, Inc. (a)	9,820
287	Humana, Inc.	22,219

		47,755

	Life Sciences Tools & Services — 2.5%
436	Agilent Technologies, Inc.	17,126
746	Bruker Corp. (a)	9,923
225	Illumina, Inc. (a)	9,080

		36,129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 4.7%
420	Elan Corp. plc, (Ireland), ADR (a)	6,126
214	Perrigo Co.	25,190
383	Valeant Pharmaceuticals International, Inc., (Canada) (a)	17,168
251	Watson Pharmaceuticals, Inc. (a)	18,586

		67,070

	Total Health Care	218,427

	Industrials — 18.8%
	Aerospace & Defense — 1.3%
137	TransDigm Group, Inc. (a)	18,439

	Building Products — 0.9%
266	Armstrong World Industries, Inc.	13,096

	Commercial Services & Supplies — 1.5%
233	Stericycle, Inc. (a)	21,338

	Construction & Engineering — 0.8%
224	Fluor Corp.	11,057

	Electrical Equipment — 2.4%
342	Cooper Industries plc	23,311
157	Rockwell Automation, Inc.	10,391

		33,702

	Industrial Conglomerates — 1.7%
454	Carlisle Cos., Inc.	24,045

	Machinery — 3.3%
75	Cummins, Inc.	7,244
473	Pall Corp.	25,936
177	Wabtec Corp.	13,817

		46,997

	Professional Services — 1.8%
140	IHS, Inc., Class A (a)	15,104
421	Nielsen Holdings N.V. (a)	11,038

		26,142

	Road & Rail — 1.6%
387	J.B. Hunt Transport Services, Inc.	23,089

	Trading Companies & Distributors — 3.5%
705	Air Lease Corp. (a)	13,660
223	MSC Industrial Direct Co., Inc., Class A	14,585
114	W.W. Grainger, Inc.	21,802

		50,047

	Total Industrials	267,952

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 23.0%
	Communications Equipment — 1.9%
688	Aruba Networks, Inc. (a)	10,359
175	F5 Networks, Inc. (a)	17,403

		27,762

	Computers & Peripherals — 0.8%
343	NetApp, Inc. (a)	10,905

	Internet Software & Services — 1.3%
180	OpenTable, Inc. (a)	8,120
222	Rackspace Hosting, Inc. (a)	9,772

		17,892

	IT Services — 4.5%
277	Alliance Data Systems Corp. (a)	37,449
400	FleetCor Technologies, Inc. (a)	14,019
383	VeriFone Systems, Inc. (a)	12,657

		64,125

	Semiconductors & Semiconductor Equipment — 5.9%
741	Avago Technologies Ltd., (Singapore)	26,584
461	KLA-Tencor Corp.	22,685
561	Microchip Technology, Inc. (c)	18,564
488	Xilinx, Inc.	16,372

		84,205

	Software — 8.6%
267	Citrix Systems, Inc. (a)	22,379
192	FactSet Research Systems, Inc.	17,826
504	Fortinet, Inc. (a)	11,698
295	MICROS Systems, Inc. (a)	15,089
791	Nuance Communications, Inc. (a)	18,846
361	Red Hat, Inc. (a)	20,406
540	TIBCO Software, Inc. (a)	16,148

		122,392

	Total Information Technology	327,281

	Materials — 4.8%
	Chemicals — 4.8%
418	FMC Corp.	22,328
273	Sherwin-Williams Co. (The)	36,158
209	W.R. Grace & Co. (a)	10,534

	Total Materials	69,020

	Total Common Stocks (Cost $1,138,294)	1,380,457

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.1%
	Investment Company — 4.1%
58,974	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $58,974)	58,974

Investment of Cash Collateral for Securities on Loan — 0.3%
	Investment Company — 0.3%
3,821	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $3,821)	3,821

	Total Investments — 101.2% (Cost $1,201,089)	1,443,252
	Liabilities in Excess of Other Assets — (1.2)%	(16,436)

	NET ASSETS — 100.0%	$1,426,816

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 20.0%
	Distributors — 1.0%
1,316	Genuine Parts Co.	79,300

	Hotels, Restaurants & Leisure — 2.9%
1,174	Darden Restaurants, Inc.	59,461
2,801	Marriott International, Inc., Class A	109,793
859	Yum! Brands, Inc.	55,350

		224,604

	Household Durables — 1.4%
776	Jarden Corp.	32,612
1,073	Mohawk Industries, Inc. (a)	74,898

		107,510

	Internet & Catalog Retail — 1.3%
1,452	Expedia, Inc.	69,794
645	TripAdvisor, Inc. (a)	28,817

		98,611

	Media — 3.4%
528	AMC Networks, Inc., Class A (a)	18,777
2,034	Cablevision Systems Corp., Class A	27,036
2,488	CBS Corp. (Non-Voting), Class B	81,554
2,437	Clear Channel Outdoor Holdings, Inc., Class A (a)	14,673
2,436	DISH Network Corp., Class A	69,544
2,598	Gannett Co., Inc.	38,270
42	Washington Post Co. (The), Class B (c)	15,771

		265,625

	Multiline Retail — 2.5%
1,312	Family Dollar Stores, Inc.	87,232
2,306	Kohl’s Corp.	104,890

		192,122

	Specialty Retail — 6.4%
248	AutoZone, Inc. (a)	91,069
969	Bed Bath & Beyond, Inc. (a)	59,855
2,744	Gap, Inc. (The)	75,070
853	PetSmart, Inc.	58,141
1,152	Tiffany & Co.	60,982
1,999	TJX Cos., Inc.	85,830
2,071	Williams-Sonoma, Inc.	72,433

		503,380

	Textiles, Apparel & Luxury Goods — 1.1%
1,124	PVH Corp.	87,399

	Total Consumer Discretionary	1,558,551

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.2%
	Beverages — 2.7%
1,613	Beam, Inc.	100,770
517	Brown-Forman Corp., Class B	50,087
1,425	Dr. Pepper Snapple Group, Inc.	62,349

		213,206

	Food Products — 2.6%
1,040	Hershey Co. (The)	74,931
688	JM Smucker Co. (The)	51,963
1,132	Ralcorp Holdings, Inc. (a)	75,556

		202,450

	Household Products — 0.9%
968	Energizer Holdings, Inc. (a)	72,807

	Total Consumer Staples	488,463

	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
1,381	Devon Energy Corp.	80,064
2,630	Energen Corp.	118,695
1,717	EQT Corp.	92,088
1,469	QEP Resources, Inc.	44,020
2,238	Williams Cos., Inc. (The)	64,511

	Total Energy	399,378

	Financials — 25.4%
	Capital Markets — 5.2%
2,181	Ameriprise Financial, Inc.	113,968
6,071	Charles Schwab Corp. (The)	78,504
3,310	Invesco Ltd.	74,812
1,143	Northern Trust Corp.	52,600
1,345	T. Rowe Price Group, Inc.	84,656

		404,540

	Commercial Banks — 5.7%
1,257	City National Corp.	61,060
823	Cullen/Frost Bankers, Inc.	47,341
6,540	Fifth Third Bancorp	87,637
5,272	Huntington Bancshares, Inc.	33,741
1,148	M&T Bank Corp.	94,795
3,583	SunTrust Banks, Inc.	86,811
2,008	Zions Bancorp	38,997

		450,382

	Insurance — 10.0%
295	Alleghany Corp. (a)	100,109
704	Arch Capital Group Ltd., (Bermuda) (a)	27,950
793	Axis Capital Holdings Ltd., (Bermuda)	25,828

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,009	Chubb Corp. (The)	73,500
3,506	Loews Corp.	143,445
3,850	Marsh & McLennan Cos., Inc.	124,070
4,954	Old Republic International Corp.	41,071
2,176	OneBeacon Insurance Group Ltd., Class A	28,329
2,338	Unum Group	44,726
2,437	W.R. Berkley Corp.	94,841
3,767	XL Group plc, (Ireland)	79,249

		783,118

	Real Estate Investment Trusts (REITs) — 2.7%
1,437	HCP, Inc.	63,460
1,594	Regency Centers Corp.	75,806
831	Vornado Realty Trust	69,765

		209,031

	Real Estate Management & Development — 0.8%
3,600	Brookfield Office Properties, Inc.	62,713

	Thrifts & Mortgage Finance — 1.0%
2,111	Capitol Federal Financial, Inc.	25,079
4,549	People’s United Financial, Inc.	52,810

		77,889

	Total Financials	1,987,673

	Health Care — 5.0%
	Health Care Equipment & Supplies — 0.6%
620	Becton, Dickinson & Co.	46,356

	Health Care Providers & Services — 4.4%
1,972	AmerisourceBergen Corp.	77,605
1,899	Cigna Corp.	83,565
367	Henry Schein, Inc. (a)	28,823
754	Humana, Inc.	58,424
2,836	Lincare Holdings, Inc.	96,465

		344,882

	Total Health Care	391,238

	Industrials — 8.8%
	Aerospace & Defense — 0.5%
843	Alliant Techsystems, Inc.	42,607

	Building Products — 0.6%
2,270	Fortune Brands Home & Security, Inc. (a)	50,543

	Commercial Services & Supplies — 1.7%
4,922	Republic Services, Inc.	130,235

	Electrical Equipment — 2.3%
1,676	AMETEK, Inc.	83,657
339	Cooper Industries plc	23,099

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,167	Regal-Beloit Corp.	72,651

		179,407

	Industrial Conglomerates — 1.1%
1,603	Carlisle Cos., Inc.	84,983

	Machinery — 1.6%
1,870	Rexnord Corp. (a)	37,468
1,344	Snap-on, Inc.	83,660

		121,128

	Professional Services — 0.6%
953	Equifax, Inc.	44,405

	Trading Companies & Distributors — 0.4%
467	MSC Industrial Direct Co., Inc., Class A	30,644

	Total Industrials	683,952

	Information Technology — 6.3%
	Electronic Equipment, Instruments & Components — 2.2%
1,792	Amphenol Corp., Class A	98,442
2,245	Arrow Electronics, Inc. (a)	73,647

		172,089

	IT Services — 1.2%
2,754	Jack Henry & Associates, Inc.	95,073

	Semiconductors & Semiconductor Equipment — 1.9%
2,461	Analog Devices, Inc.	92,707
1,629	Xilinx, Inc.	54,675

		147,382

	Software — 1.0%
2,625	Synopsys, Inc. (a)	77,256

	Total Information Technology	491,800

	Materials — 7.6%
	Chemicals — 4.1%
658	Airgas, Inc.	55,253
1,560	Albemarle Corp.	93,034
697	Sherwin-Williams Co. (The)	92,241
1,124	Sigma-Aldrich Corp.	83,071

		323,599

	Containers & Packaging — 3.5%
2,958	Ball Corp.	121,419
1,284	Rock-Tenn Co., Class A	70,026
1,821	Silgan Holdings, Inc.	77,749

		269,194

	Total Materials	592,793

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
1,685	Telephone & Data Systems, Inc.	35,869

	Utilities — 11.1%
	Electric Utilities — 5.1%
2,730	Northeast Utilities	105,956
5,569	NV Energy, Inc.	97,895
3,249	Westar Energy, Inc.	97,304
3,425	Xcel Energy, Inc.	97,303

		398,458

	Gas Utilities — 0.7%
1,243	ONEOK, Inc.	52,576

	Multi-Utilities — 5.3%
2,062	CenterPoint Energy, Inc.	42,628
4,081	CMS Energy Corp.	95,897
1,772	PG&E Corp.	80,203
1,527	Sempra Energy	105,189
2,275	Wisconsin Energy Corp.	90,033

		413,950

	Total Utilities	864,984

	Total Common Stocks (Cost $5,846,871)	7,494,701

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.9%
	Investment Company — 3.9%
303,396	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $303,396)	303,396

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
3,735	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $3,735)	3,735

	Total Investments — 99.9% (Cost $6,154,002)	7,801,832
	Other Assets in Excess of Liabilities — 0.1%	7,715

	NET ASSETS — 100.0%	$7,809,547

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 102.7% (j)
		Common Stocks — 90.7%
		Consumer Discretionary — 17.0%
		Auto Components — 0.7%
7		Autoliv, Inc., (Sweden)	395
13		BorgWarner, Inc. (a)	885
31		Dana Holding Corp.	402
35		Lear Corp.	1,331
16		TRW Automotive Holdings Corp. (a)	579

			3,592

		Automobiles — 1.1%
122		Ford Motor Co.	1,174
62		General Motors Co. (a)	1,225
41		Harley-Davidson, Inc.	1,886
41		Thor Industries, Inc.	1,120

			5,405

		Diversified Consumer Services — 1.2%
41		Apollo Group, Inc., Class A (a)	1,487
16		Bridgepoint Education, Inc. (a)	357
29		Coinstar, Inc. (a)	2,008
—	(h)	Hillenbrand, Inc.	3
26		ITT Educational Services, Inc. (a)	1,576
23		Regis Corp.	418

			5,849

		Hotels, Restaurants & Leisure — 2.6%
28		Bally Technologies, Inc. (a)	1,296
66		Brinker International, Inc.	2,105
23		Cracker Barrel Old Country Store, Inc.	1,416
6		Darden Restaurants, Inc.	320
36		Jack in the Box, Inc. (a)	1,004
38		Marriott International, Inc., Class A	1,490
83		MGM Resorts International (a)	923
18		Penn National Gaming, Inc. (a)	803
24		Six Flags Entertainment Corp.	1,286
2		Texas Roadhouse, Inc.	34
27		Wyndham Worldwide Corp.	1,450
13		Wynn Resorts Ltd.	1,386

			13,513

		Household Durables — 1.5%
102		D.R. Horton, Inc.	1,881
23		Garmin Ltd., (Switzerland)	865
41		Jarden Corp.	1,740
11		Lennar Corp., Class A	346
41		Newell Rubbermaid, Inc.	752
192		Standard Pacific Corp. (a)	1,190
48		Tempur-Pedic International, Inc. (a)	1,113

			7,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.7%
45	Expedia, Inc.	2,143
2	priceline.com, Inc. (a)	1,362

		3,505

	Leisure Equipment & Products — 0.4%
39	Brunswick Corp.	873
4	Polaris Industries, Inc.	273
25	Sturm Ruger & Co., Inc.	991

		2,137

	Media — 2.4%
72	Cablevision Systems Corp., Class A	952
30	CBS Corp. (Non-Voting), Class B	975
60	Cinemark Holdings, Inc.	1,376
49	Comcast Corp., Class A	1,565
33	DISH Network Corp., Class A	938
54	Gannett Co., Inc.	792
115	Interpublic Group of Cos., Inc. (The)	1,253
30	McGraw-Hill Cos., Inc. (The)	1,354
20	Omnicom Group, Inc.	969
101	Regal Entertainment Group, Class A	1,387
7	Scripps Networks Interactive, Inc., Class A	380
12	Valassis Communications, Inc. (a)	260

		12,201

	Multiline Retail — 1.0%
24	Dillard’s, Inc., Class A	1,512
20	Dollar General Corp. (a)	1,098
21	Dollar Tree, Inc. (a)	1,114
19	Macy’s, Inc.	668
15	Nordstrom, Inc.	745

		5,137

	Specialty Retail — 4.9%
20	Advance Auto Parts, Inc.	1,357
44	American Eagle Outfitters, Inc.	859
54	Ascena Retail Group, Inc. (a)	1,000
3	AutoZone, Inc. (a)	1,081
14	Bed Bath & Beyond, Inc. (a)	872
66	Best Buy Co., Inc.	1,376
39	Buckle, Inc. (The)	1,546
55	Express, Inc. (a)	992
32	Finish Line, Inc. (The), Class A	678
73	Foot Locker, Inc.	2,237
38	GameStop Corp., Class A	695
32	Gap, Inc. (The)	879
19	Genesco, Inc. (a)	1,155

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Specialty Retail — Continued
34	GNC Holdings, Inc., Class A	1,324
26	Group 1 Automotive, Inc.	1,168
19	Home Depot, Inc. (The)	992
46	Lowe’s Cos., Inc.	1,317
12	O’Reilly Automotive, Inc. (a)	1,045
35	Penske Automotive Group, Inc.	735
52	Pier 1 Imports, Inc.	862
9	Ross Stores, Inc.	547
50	Select Comfort Corp. (a)	1,050
44	Staples, Inc.	571
23	TJX Cos., Inc.	989

		25,327

	Textiles, Apparel & Luxury Goods — 0.5%
25	Coach, Inc.	1,453
8	Steven Madden Ltd. (a)	250
44	Vera Bradley, Inc. (a)	934

		2,637

	Total Consumer Discretionary	87,190

	Consumer Staples — 5.1%
	Beverages — 0.7%
77	Constellation Brands, Inc., Class A (a)	2,091
37	Molson Coors Brewing Co., Class B	1,529

		3,620

	Food & Staples Retailing — 1.2%
13	Casey’s General Stores, Inc.	753
37	CVS Caremark Corp.	1,736
48	Kroger Co. (The)	1,120
866	Rite Aid Corp. (a)	1,213
70	Safeway, Inc.	1,265

		6,087

	Food Products — 1.8%
53	Archer-Daniels-Midland Co.	1,560
22	Bunge Ltd.	1,364
11	ConAgra Foods, Inc.	278
11	D.E Master Blenders N.V., (Netherlands) (a)	123
106	Dean Foods Co. (a)	1,805
41	Fresh Del Monte Produce, Inc.	955
2	Hillshire Brands Co.	63
75	Smithfield Foods, Inc. (a)	1,615
73	Tyson Foods, Inc., Class A	1,374

		9,137

	Household Products — 0.3%
19	Energizer Holdings, Inc. (a)	1,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.6%
33	Herbalife Ltd., (Cayman Islands)	1,580
34	Nu Skin Enterprises, Inc., Class A	1,572

		3,152

	Tobacco — 0.5%
9	Lorillard, Inc.	1,131
18	Philip Morris International, Inc.	1,594

		2,725

	Total Consumer Staples	26,171

	Energy — 6.8%
	Energy Equipment & Services — 2.6%
21	Dresser-Rand Group, Inc. (a)	947
25	Halliburton Co.	710
107	Helix Energy Solutions Group, Inc. (a)	1,751
38	Hornbeck Offshore Services, Inc. (a)	1,479
73	Key Energy Services, Inc. (a)	552
100	Nabors Industries Ltd., (Bermuda) (a)	1,445
13	National Oilwell Varco, Inc.	854
20	Oil States International, Inc. (a)	1,347
107	RPC, Inc.	1,272
65	Superior Energy Services, Inc. (a)	1,305
31	Unit Corp. (a)	1,130
60	Weatherford International Ltd., (Switzerland) (a)	764

		13,556

	Oil, Gas & Consumable Fuels — 4.2%
8	Apache Corp.	745
36	Approach Resources, Inc. (a)	911
28	Cabot Oil & Gas Corp.	1,101
20	Carrizo Oil & Gas, Inc. (a)	481
20	Chesapeake Energy Corp.	364
20	Chevron Corp.	2,075
94	Cloud Peak Energy, Inc. (a)	1,589
13	Concho Resources, Inc. (a)	1,121
26	ConocoPhillips	1,447
58	Denbury Resources, Inc. (a)	874
12	Devon Energy Corp.	690
46	Energy XXI Bermuda Ltd., (Bermuda)	1,444
10	EOG Resources, Inc.	891
11	HollyFrontier Corp.	391
4	Occidental Petroleum Corp.	354
40	Plains Exploration & Production Co. (a)	1,394
62	Stone Energy Corp. (a)	1,571
49	Ultra Petroleum Corp. (a)	1,132
85	Western Refining, Inc.	1,904

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
32	Williams Cos., Inc. (The)	911

		21,390

	Total Energy	34,946

	Financials — 12.1%
	Capital Markets — 1.8%
13	Ameriprise Financial, Inc.	677
96	Ares Capital Corp.	1,537
58	Bank of New York Mellon Corp. (The)	1,272
45	Eaton Vance Corp.	1,200
6	Goldman Sachs Group, Inc. (The)	578
129	Knight Capital Group, Inc., Class A (a)	1,536
123	Prospect Capital Corp.	1,402
25	State Street Corp.	1,114

		9,316

	Commercial Banks — 2.9%
27	BancorpSouth, Inc.	386
14	Bank of Hawaii Corp.	625
11	Bank of the Ozarks, Inc.	326
31	BB&T Corp.	944
91	East West Bancorp, Inc.	2,141
74	Fifth Third Bancorp	992
44	First Republic Bank (a)	1,471
291	Huntington Bancshares, Inc.	1,864
50	Old National Bancorp	603
13	PNC Financial Services Group, Inc.	776
28	Texas Capital Bancshares, Inc. (a)	1,145
59	U.S. Bancorp	1,910
59	Wells Fargo & Co.	1,980

		15,163

	Consumer Finance — 1.2%
18	Capital One Financial Corp.	1,010
6	Cash America International, Inc.	251
66	Discover Financial Services	2,293
39	Ezcorp, Inc., Class A (a)	926
100	SLM Corp.	1,567

		6,047

	Diversified Financial Services — 0.4%
38	CBOE Holdings, Inc.	1,056
40	Citigroup, Inc.	1,099

		2,155

	Insurance — 5.0%
16	ACE Ltd., (Switzerland)	1,201
29	Aflac, Inc.	1,223

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
10	Allied World Assurance Co. Holdings AG, (Switzerland)	825
44	Allstate Corp. (The)	1,550
20	Alterra Capital Holdings Ltd., (Bermuda)	463
35	American Financial Group, Inc.	1,391
45	Assurant, Inc.	1,555
96	Assured Guaranty Ltd., (Bermuda)	1,360
8	CNA Financial Corp.	213
242	CNO Financial Group, Inc.	1,889
6	Everest Re Group Ltd., (Bermuda)	615
23	Hanover Insurance Group, Inc. (The)	883
86	Hartford Financial Services Group, Inc.	1,525
76	Lincoln National Corp.	1,659
36	MetLife, Inc.	1,099
21	Montpelier Re Holdings Ltd., (Bermuda)	456
7	PartnerRe Ltd., (Bermuda)	551
26	Principal Financial Group, Inc.	680
13	ProAssurance Corp.	1,169
68	Protective Life Corp.	2,001
4	Prudential Financial, Inc.	210
12	Reinsurance Group of America, Inc.	650
7	RenaissanceRe Holdings Ltd., (Bermuda)	532
25	Torchmark Corp.	1,252
29	Unum Group	561

		25,513

	Real Estate Investment Trusts (REITs) — 0.4%
29	CBL & Associates Properties, Inc.	573
55	DCT Industrial Trust, Inc.	348
10	General Growth Properties, Inc.	184
10	Mid-America Apartment Communities, Inc.	713
9	Post Properties, Inc.	461

		2,279

	Thrifts & Mortgage Finance — 0.4%
96	Ocwen Financial Corp. (a)	1,812

	Total Financials	62,285

	Health Care — 9.1%
	Biotechnology — 1.1%
21	Acorda Therapeutics, Inc. (a)	485
12	Amgen, Inc.	887
15	Celgene Corp. (a)	961
15	Cubist Pharmaceuticals, Inc. (a)	581
102	Dendreon Corp. (a)	755
8	Gilead Sciences, Inc. (a)	398
36	United Therapeutics Corp. (a)	1,800

		5,867

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Health Care Equipment & Supplies — 1.7%
40	Alere, Inc. (a)	787
57	CareFusion Corp. (a)	1,466
7	Cooper Cos., Inc. (The)	586
22	Cyberonics, Inc. (a)	1,011
14	Hill-Rom Holdings, Inc.	447
9	Integra LifeSciences Holdings Corp. (a)	341
50	ResMed, Inc. (a)	1,572
28	St. Jude Medical, Inc.	1,111
40	Thoratec Corp. (a)	1,347

		8,668

	Health Care Providers & Services — 3.3%
32	Aetna, Inc.	1,250
34	AmerisourceBergen Corp.	1,353
22	Cigna Corp.	972
31	Community Health Systems, Inc. (a)	879
7	DaVita, Inc. (a)	728
27	Express Scripts Holding Co. (a)	1,507
33	HCA Holdings, Inc.	989
6	Health Net, Inc. (a)	150
20	Humana, Inc.	1,522
13	McKesson Corp.	1,261
47	Molina Healthcare, Inc. (a)	1,096
61	Omnicare, Inc.	1,915
9	UnitedHealth Group, Inc.	554
33	WellCare Health Plans, Inc. (a)	1,769
11	WellPoint, Inc.	724

		16,669

	Health Care Technology — 0.4%
18	SXC Health Solutions Corp. (a)	1,827

	Life Sciences Tools & Services — 0.2%
50	Bruker Corp. (a)	666
15	Charles River Laboratories International, Inc. (a)	476

		1,142

	Pharmaceuticals — 2.4%
32	Abbott Laboratories	2,042
14	Bristol-Myers Squibb Co.	508
26	Eli Lilly & Co.	1,105
24	Endo Health Solutions, Inc. (a)	732
36	Jazz Pharmaceuticals plc, (Ireland) (a)	1,624
12	Merck & Co., Inc.	506
43	Questcor Pharmaceuticals, Inc. (a)	2,287
91	Warner Chilcott plc, (Ireland), Class A (a)	1,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
27	Watson Pharmaceuticals, Inc. (a)	2,005

		12,442

	Total Health Care	46,615

	Industrials — 13.6%
	Aerospace & Defense — 3.1%
22	Alliant Techsystems, Inc.	1,106
29	BE Aerospace, Inc. (a)	1,280
20	Boeing Co. (The)	1,493
4	General Dynamics Corp.	244
39	Huntington Ingalls Industries, Inc. (a)	1,561
24	L-3 Communications Holdings, Inc.	1,781
23	Lockheed Martin Corp.	2,025
25	Northrop Grumman Corp.	1,607
22	Raytheon Co.	1,240
85	Textron, Inc.	2,120
13	TransDigm Group, Inc. (a)	1,744

		16,201

	Air Freight & Logistics — 0.3%
11	FedEx Corp.	1,016
9	United Parcel Service, Inc., Class B	692

		1,708

	Airlines — 1.1%
121	Delta Air Lines, Inc. (a)	1,322
202	JetBlue Airways Corp. (a)	1,073
43	Spirit Airlines, Inc. (a)	827
172	U.S. Airways Group, Inc. (a)	2,296

		5,518

	Commercial Services & Supplies — 1.5%
39	Avery Dennison Corp.	1,068
40	Brink’s Co. (The)	922
40	Copart, Inc. (a)	945
75	Covanta Holding Corp.	1,285
69	Pitney Bowes, Inc.	1,027
131	R.R. Donnelley & Sons Co.	1,538
36	United Stationers, Inc.	967

		7,752

	Construction & Engineering — 1.4%
70	AECOM Technology Corp. (a)	1,153
46	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,731
34	EMCOR Group, Inc.	947
10	Foster Wheeler AG, (Switzerland) (a)	175
50	Shaw Group, Inc. (The) (a)	1,375

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Construction & Engineering — Continued
46	URS Corp.	1,599

		6,980

	Electrical Equipment — 0.4%
32	Belden, Inc.	1,064
34	EnerSys (a)	1,206

		2,270

	Industrial Conglomerates — 0.1%
17	General Electric Co.	354

	Machinery — 3.1%
39	Actuant Corp., Class A	1,070
41	AGCO Corp. (a)	1,853
6	Barnes Group, Inc.	154
19	Caterpillar, Inc.	1,612
37	CNH Global N.V., (Netherlands) (a)	1,453
18	Cummins, Inc.	1,700
3	Oshkosh Corp. (a)	67
37	PACCAR, Inc.	1,436
4	Parker Hannifin Corp.	273
30	Robbins & Myers, Inc.	1,272
29	Timken Co.	1,315
56	Titan International, Inc.	1,363
56	Trinity Industries, Inc.	1,392
7	Valmont Industries, Inc.	789

		15,749

	Marine — 0.1%
15	Kirby Corp. (a)	721

	Professional Services — 0.2%
26	Corporate Executive Board Co. (The)	1,052

	Road & Rail — 1.7%
57	Con-way, Inc.	2,065
32	CSX Corp.	707
44	Hertz Global Holdings, Inc. (a)	562
23	J.B. Hunt Transport Services, Inc.	1,345
16	Landstar System, Inc.	832
23	Norfolk Southern Corp.	1,681
13	Union Pacific Corp.	1,511

		8,703

	Trading Companies & Distributors — 0.6%
39	Beacon Roofing Supply, Inc. (a)	989
44	TAL International Group, Inc.	1,468
15	United Rentals, Inc. (a)	509

		2,966

	Total Industrials	69,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 16.0%
	Communications Equipment — 1.5%
91	Arris Group, Inc. (a)	1,260
91	Cisco Systems, Inc.	1,568
35	Harris Corp.	1,477
38	NETGEAR, Inc. (a)	1,318
20	Plantronics, Inc.	680
47	Polycom, Inc. (a)	495
15	QUALCOMM, Inc.	862

		7,660

	Computers & Peripherals — 1.6%
3	Apple, Inc. (a)	1,740
91	Dell, Inc. (a)	1,141
37	Diebold, Inc.	1,381
36	Lexmark International, Inc., Class A	950
63	Seagate Technology plc, (Ireland)	1,567
49	Western Digital Corp. (a)	1,505

		8,284

	Electronic Equipment, Instruments & Components — 1.6%
20	Avnet, Inc. (a)	617
34	Corning, Inc.	444
20	Dolby Laboratories, Inc., Class A (a)	828
272	Flextronics International Ltd., (Singapore) (a)	1,686
68	Ingram Micro, Inc., Class A (a)	1,184
31	Plexus Corp. (a)	876
32	SYNNEX Corp. (a)	1,102
35	Tech Data Corp. (a)	1,671

		8,408

	Internet Software & Services — 1.4%
43	Ancestry.com, Inc. (a)	1,176
9	Equinix, Inc. (a)	1,668
38	IAC/InterActiveCorp.	1,751
9	LinkedIn Corp., Class A (a)	994
17	Sohu.com, Inc., (China) (a)	739
23	VeriSign, Inc. (a)	1,000

		7,328

	IT Services — 3.4%
29	Accenture plc, (Ireland), Class A	1,746
13	Alliance Data Systems Corp. (a)	1,765
35	Amdocs Ltd. (a)	1,032
14	Broadridge Financial Solutions, Inc.	307
32	CACI International, Inc., Class A (a)	1,773
41	Fidelity National Information Services, Inc.	1,405
34	Gartner, Inc. (a)	1,464

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	IT Services — Continued
32	Heartland Payment Systems, Inc.	966
5	International Business Machines Corp.	924
60	Lender Processing Services, Inc.	1,524
41	NeuStar, Inc., Class A (a)	1,375
138	SAIC, Inc.	1,669
80	Western Union Co. (The)	1,342

		17,292

	Semiconductors & Semiconductor Equipment — 3.3%
290	Advanced Micro Devices, Inc. (a)	1,664
251	Amkor Technology, Inc. (a)	1,223
21	Applied Materials, Inc.	242
35	Broadcom Corp., Class A (a)	1,172
104	Cypress Semiconductor Corp. (a)	1,369
126	Entegris, Inc. (a)	1,076
207	GT Advanced Technologies, Inc. (a)	1,092
59	Intel Corp.	1,561
30	KLA-Tencor Corp.	1,458
5	Lam Research Corp. (a)	173
151	LSI Corp. (a)	963
111	Marvell Technology Group Ltd., (Bermuda)	1,256
37	MKS Instruments, Inc.	1,067
201	ON Semiconductor Corp. (a)	1,425
146	PMC-Sierra, Inc. (a)	897

		16,638

	Software — 3.2%
8	Adobe Systems, Inc. (a)	245
31	BMC Software, Inc. (a)	1,325
75	CA, Inc.	2,024
189	Cadence Design Systems, Inc. (a)	2,076
45	Electronic Arts, Inc. (a)	552
45	Fair Isaac Corp.	1,913
20	Manhattan Associates, Inc. (a)	916
58	Microsoft Corp.	1,772
45	Oracle Corp.	1,328
6	Rovi Corp. (a)	126
106	Symantec Corp. (a)	1,548
42	Synopsys, Inc. (a)	1,224
66	TiVo, Inc. (a)	547
24	Tyler Technologies, Inc. (a)	951

		16,547

	Total Information Technology	82,157

	Materials — 5.3%
	Chemicals — 2.5%
10	CF Industries Holdings, Inc.	1,932
5	Cytec Industries, Inc.	313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
34	H.B. Fuller Co.	1,038
110	Huntsman Corp.	1,423
40	Intrepid Potash, Inc. (a)	919
77	Kronos Worldwide, Inc.	1,217
20	Monsanto Co.	1,655
5	NewMarket Corp.	1,151
59	Olin Corp.	1,242
45	OM Group, Inc. (a)	856
6	Sherwin-Williams Co. (The)	810
3	Valspar Corp.	148

		12,704

	Construction Materials — 0.3%
44	Eagle Materials, Inc.	1,655

	Containers & Packaging — 0.7%
24	Ball Corp.	978
11	Bemis Co., Inc.	349
58	Owens-Illinois, Inc. (a)	1,106
23	Silgan Holdings, Inc.	991

		3,424

	Metals & Mining — 1.6%
28	Cliffs Natural Resources, Inc.	1,403
32	Newmont Mining Corp.	1,537
19	Reliance Steel & Aluminum Co.	969
36	Schnitzer Steel Industries, Inc., Class A	998
48	Southern Copper Corp.	1,520
106	Steel Dynamics, Inc.	1,249
38	Worthington Industries, Inc.	783

		8,459

	Paper & Forest Products — 0.2%
3	Domtar Corp., (Canada)	197
15	Schweitzer-Mauduit International, Inc.	1,036

		1,233

	Total Materials	27,475

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
224	Frontier Communications Corp.	857
3	Verizon Communications, Inc.	149

		1,006

	Wireless Telecommunication Services — 0.4%
123	MetroPCS Communications, Inc. (a)	744
19	SBA Communications Corp., Class A (a)	1,109

		1,853

	Total Telecommunication Services	2,859

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Utilities — 5.1%
	Electric Utilities — 2.5%
39	American Electric Power Co., Inc.	1,560
23	El Paso Electric Co.	752
26	Entergy Corp.	1,737
31	FirstEnergy Corp.	1,522
18	NextEra Energy, Inc.	1,249
16	OGE Energy Corp.	812
87	PNM Resources, Inc.	1,705
82	Portland General Electric Co.	2,181
54	PPL Corp.	1,501

		13,019

	Gas Utilities — 0.7%
24	ONEOK, Inc.	1,028
59	Questar Corp.	1,222
8	Southwest Gas Corp.	352
39	UGI Corp.	1,148

		3,750

	Independent Power Producers & Energy Traders — 0.3%
139	AES Corp. (The) (a)	1,785

	Multi-Utilities — 1.5%
38	Ameren Corp.	1,281
34	Avista Corp.	896
17	CenterPoint Energy, Inc.	352
100	CMS Energy Corp.	2,343
26	PG&E Corp.	1,183
49	Public Service Enterprise Group, Inc.	1,593

		7,648

	Water Utilities — 0.1%
8	American Water Works Co., Inc.	277

	Total Utilities	26,479

	Total Common Stocks (Cost $434,789)	466,151

Short-Term Investment — 12.0%
	Investment Company — 12.0%
61,615	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $61,615)	61,615

	Total Investments — 102.7% (Cost $496,404)	527,766
	Liabilities in Excess of Other Assets — (2.7)%	(14,126)

	NET ASSETS — 100.0%	$513,640

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 89.6%
	Common Stocks — 89.6%
	Consumer Discretionary — 13.9%
	Auto Components — 0.8%
67	Gentex Corp.	1,391
100	Goodyear Tire & Rubber Co. (The) (a)	1,186
54	Johnson Controls, Inc.	1,500

		4,077

	Diversified Consumer Services — 0.5%
42	DeVry, Inc.	1,307
42	Sotheby’s	1,387

		2,694

	Hotels, Restaurants & Leisure — 2.6%
30	BJ’s Restaurants, Inc. (a)	1,124
52	Carnival Corp.	1,778
5	Chipotle Mexican Grill, Inc. (a)	1,719
23	Gaylord Entertainment Co. (a)	889
36	Hyatt Hotels Corp., Class A (a)	1,333
11	Peet’s Coffee & Tea, Inc. (a)	646
56	Royal Caribbean Cruises Ltd.	1,446
24	Starbucks Corp.	1,279
32	Vail Resorts, Inc.	1,618
75	WMS Industries, Inc. (a)	1,501

		13,333

	Household Durables — 1.3%
67	MDC Holdings, Inc.	2,174
27	Mohawk Industries, Inc. (a)	1,882
1	NVR, Inc. (a)	848
51	Toll Brothers, Inc. (a)	1,508

		6,412

	Internet & Catalog Retail — 0.4%
1	Netflix, Inc. (a)	38
69	Shutterfly, Inc. (a)	2,116

		2,154

	Leisure Equipment & Products — 0.3%
39	Mattel, Inc.	1,261

	Media — 1.9%
18	DreamWorks Animation SKG, Inc., Class A (a)	337
63	Lamar Advertising Co., Class A (a)	1,816
24	Liberty Global, Inc., Class A (a)	1,194
18	Liberty Media Corp. - Liberty Capital, Class A (a)	1,550
43	Lions Gate Entertainment Corp. (a)	629
166	Live Nation Entertainment, Inc. (a)	1,525
552	Sirius XM Radio, Inc. (a)	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Media — Continued
36	Walt Disney Co. (The)	1,739

		9,812

	Multiline Retail — 0.4%
1	Family Dollar Stores, Inc.	72
61	J.C. Penney Co., Inc.	1,424
38	Saks, Inc. (a)	404

		1,900

	Specialty Retail — 3.4%
45	Abercrombie & Fitch Co., Class A	1,528
67	Aeropostale, Inc. (a)	1,189
74	CarMax, Inc. (a)	1,925
33	Children’s Place Retail Stores, Inc. (The) (a)	1,622
34	DSW, Inc., Class A	1,834
29	Guess?, Inc.	892
27	Jos. A. Bank Clothiers, Inc. (a)	1,154
37	Men’s Wearhouse, Inc. (The)	1,039
35	Monro Muffler Brake, Inc.	1,147
38	Signet Jewelers Ltd., (Bermuda)	1,654
27	Tiffany & Co.	1,413
1	Ulta Salon Cosmetics & Fragrance, Inc.	78
68	Urban Outfitters, Inc. (a)	1,886
9	Williams-Sonoma, Inc.	322

		17,683

	Textiles, Apparel & Luxury Goods — 2.3%
23	Columbia Sportswear Co.	1,243
29	Deckers Outdoor Corp. (a)	1,296
55	Hanesbrands, Inc. (a)	1,529
71	Iconix Brand Group, Inc. (a)	1,244
8	NIKE, Inc., Class B	692
17	Under Armour, Inc., Class A (a)	1,640
12	V.F. Corp.	1,642
25	Warnaco Group, Inc. (The) (a)	1,054
43	Wolverine World Wide, Inc.	1,673

		12,013

	Total Consumer Discretionary	71,339

	Consumer Staples — 4.6%
	Beverages — 0.6%
18	Brown-Forman Corp., Class B	1,707
14	Coca-Cola Co. (The)	1,121
6	Monster Beverage Corp. (a)	406

		3,234

	Food & Staples Retailing — 0.9%
16	Pricesmart, Inc.	1,082
39	United Natural Foods, Inc. (a)	2,155

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food & Staples Retailing — Continued
—	(h)	Walgreen Co.	2
14		Whole Foods Market, Inc.	1,336

			4,575

		Food Products — 2.5%
19		Darling International, Inc. (a)	307
82		Flowers Foods, Inc.	1,911
40		General Mills, Inc.	1,525
29		Green Mountain Coffee Roasters, Inc. (a)	640
14		Hershey Co. (The)	1,044
33		Hormel Foods Corp.	1,005
6		JM Smucker Co. (The)	475
37		McCormick & Co., Inc. (Non-Voting)	2,238
19		Mead Johnson Nutrition Co.	1,499
23		Post Holdings, Inc. (a)	693
25		TreeHouse Foods, Inc. (a)	1,586

			12,923

		Household Products — 0.3%
17		Clorox Co. (The)	1,235
5		Procter & Gamble Co. (The)	306

			1,541

		Personal Products — 0.3%
23		Estee Lauder Cos., Inc. (The), Class A	1,227

		Total Consumer Staples	23,500

		Energy — 7.4%
		Energy Equipment & Services — 2.0%
38		Baker Hughes, Inc.	1,541
35		Cameron International Corp. (a)	1,494
3		Core Laboratories N.V., (Netherlands)	307
28		Dril-Quip, Inc. (a)	1,851
9		Gulfmark Offshore, Inc., Class A (a)	297
27		Lufkin Industries, Inc.	1,473
54		Noble Corp., (Switzerland) (a)	1,742
33		Tidewater, Inc.	1,552

			10,257

		Oil, Gas & Consumable Fuels — 5.4%
96		Alpha Natural Resources, Inc. (a)	837
24		Anadarko Petroleum Corp.	1,590
228		Arch Coal, Inc.	1,572
18		Berry Petroleum Co., Class A	732
25		Cimarex Energy Co.	1,392
72		Cobalt International Energy, Inc. (a)	1,700
42		CONSOL Energy, Inc.	1,271
21		Continental Resources, Inc. (a)	1,410

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
32	EQT Corp.	1,740
99	Forest Oil Corp. (a)	727
30	Golar LNG Ltd., (Bermuda)	1,121
57	Gulfport Energy Corp. (a)	1,185
10	Hess Corp.	456
55	Kodiak Oil & Gas Corp. (a)	452
101	McMoRan Exploration Co. (a)	1,274
224	Quicksilver Resources, Inc. (a)	1,213
17	Range Resources Corp.	1,067
170	SandRidge Energy, Inc. (a)	1,137
28	SM Energy Co.	1,358
53	Spectra Energy Corp.	1,553
33	Swift Energy Co. (a)	613
24	Targa Resources Corp.	1,028
57	Teekay Corp., (Bermuda)	1,682
13	World Fuel Services Corp.	496
20	WPX Energy, Inc. (a)	325

		27,931

	Total Energy	38,188

	Financials — 12.5%
	Capital Markets — 3.7%
4	Affiliated Managers Group, Inc. (a)	471
182	Apollo Investment Corp.	1,395
121	Charles Schwab Corp. (The)	1,561
189	E*TRADE Financial Corp. (a)	1,519
48	Financial Engines, Inc. (a)	1,022
40	Greenhill & Co., Inc.	1,431
165	Janus Capital Group, Inc.	1,293
95	Jefferies Group, Inc.	1,232
64	Lazard Ltd., (Bermuda), Class A	1,670
69	Legg Mason, Inc.	1,832
34	LPL Financial Holdings, Inc.	1,138
77	Morgan Stanley	1,120
25	Northern Trust Corp.	1,164
80	SEI Investments Co.	1,588
9	T. Rowe Price Group, Inc.	537

		18,973

	Commercial Banks — 4.3%
26	Associated Banc-Corp.	337
158	CapitalSource, Inc.	1,064
19	Cathay General Bancorp	319
48	CIT Group, Inc. (a)	1,714
192	First Horizon National Corp.	1,658
55	FNB Corp.	596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
30	Iberiabank Corp.	1,508
111	National Penn Bancshares, Inc.	1,063
74	PrivateBancorp, Inc.	1,089
29	Signature Bank (a)	1,765
26	SVB Financial Group (a)	1,547
1,057	Synovus Financial Corp.	2,093
136	TCF Financial Corp.	1,563
29	United Bankshares, Inc.	745
114	Valley National Bancorp	1,211
23	Westamerica Bancorp	1,100
35	Wintrust Financial Corp.	1,246
70	Zions Bancorp	1,355

		21,973

	Diversified Financial Services — 0.8%
211	Bank of America Corp.	1,724
6	CME Group, Inc.	1,588
29	Moody’s Corp.	1,052

		4,364

	Insurance — 1.7%
48	Cincinnati Financial Corp.	1,842
296	Genworth Financial, Inc., Class A (a)	1,678
14	Loews Corp.	587
4	Markel Corp. (a)	1,940
25	Mercury General Corp.	1,029
33	Platinum Underwriters Holdings Ltd., (Bermuda)	1,270
25	Progressive Corp. (The)	526

		8,872

	Real Estate Investment Trusts (REITs) — 0.9%
53	Glimcher Realty Trust	537
15	Kilroy Realty Corp.	712
7	SL Green Realty Corp.	567
6	Vornado Realty Trust	536
91	Weyerhaeuser Co.	2,037

		4,389

	Thrifts & Mortgage Finance — 1.1%
114	Astoria Financial Corp.	1,114
127	Capitol Federal Financial, Inc.	1,510
286	Hudson City Bancorp, Inc.	1,822
90	People’s United Financial, Inc.	1,045

		5,491

	Total Financials	64,062

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Health Care — 10.2%
		Biotechnology — 1.2%
3		Alexion Pharmaceuticals, Inc. (a)	272
121		Ariad Pharmaceuticals, Inc. (a)	2,088
16		Cepheid, Inc. (a)	698
11		Medivation, Inc. (a)	973
20		Myriad Genetics, Inc. (a)	484
26		Pharmacyclics, Inc. (a)	1,396
7		Vertex Pharmaceuticals, Inc. (a)	379

			6,290

		Health Care Equipment & Supplies — 2.5%
72		Boston Scientific Corp. (a)	411
21		DENTSPLY International, Inc.	792
12		Edwards Lifesciences Corp. (a)	1,221
20		Haemonetics Corp. (a)	1,479
21		HeartWare International, Inc. (a)	1,845
16		IDEXX Laboratories, Inc. (a)	1,523
19		Masimo Corp. (a)	421
80		NxStage Medical, Inc. (a)	1,342
21		Sirona Dental Systems, Inc. (a)	947
44		STERIS Corp.	1,389
57		Volcano Corp. (a)	1,647

			13,017

		Health Care Providers & Services — 2.8%
—	(h)	Air Methods Corp. (a)	4
25		AMERIGROUP Corp. (a)	1,668
111		Brookdale Senior Living, Inc. (a)	1,975
13		Chemed Corp.	791
55		HMS Holdings Corp. (a)	1,833
27		LifePoint Hospitals, Inc. (a)	1,097
23		Magellan Health Services, Inc. (a)	1,022
24		MEDNAX, Inc. (a)	1,619
55		Owens & Minor, Inc.	1,675
53		PSS World Medical, Inc. (a)	1,107
6		Quest Diagnostics, Inc.	374
64		VCA Antech, Inc. (a)	1,399

			14,564

		Health Care Technology — 0.4%
96		Allscripts Healthcare Solutions, Inc. (a)	1,051
37		Quality Systems, Inc.	1,010

			2,061

		Life Sciences Tools & Services — 1.5%
11		Bio-Rad Laboratories, Inc., Class A (a)	1,091
21		Covance, Inc. (a)	1,017

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — Continued
41	PerkinElmer, Inc.	1,069
75	QIAGEN N.V., (Netherlands) (a)	1,256
16	Techne Corp.	1,218
33	Thermo Fisher Scientific, Inc.	1,725

		7,376

	Pharmaceuticals — 1.8%
47	Hospira, Inc. (a)	1,627
50	Impax Laboratories, Inc. (a)	1,021
8	Johnson & Johnson	520
42	Medicis Pharmaceutical Corp., Class A	1,445
16	Par Pharmaceutical Cos., Inc. (a)	586
12	Perrigo Co.	1,362
86	Vivus, Inc. (a)	2,453

		9,014

	Total Health Care	52,322

	Industrials — 13.4%
	Aerospace & Defense — 1.5%
20	Esterline Technologies Corp. (a)	1,262
75	Hexcel Corp. (a)	1,939
11	Moog, Inc., Class A (a)	473
11	Precision Castparts Corp.	1,785
25	Rockwell Collins, Inc.	1,241
15	Teledyne Technologies, Inc. (a)	930

		7,630

	Air Freight & Logistics — 0.2%
23	Atlas Air Worldwide Holdings, Inc. (a)	1,003

	Airlines — 0.2%
6	Allegiant Travel Co. (a)	403
3	Copa Holdings S.A., (Panama), Class A	287
40	Southwest Airlines Co.	373

		1,063

	Building Products — 1.3%
27	Armstrong World Industries, Inc.	1,315
65	Fortune Brands Home & Security, Inc. (a)	1,447
80	Masco Corp.	1,115
50	Owens Corning (a)	1,417
41	Simpson Manufacturing Co., Inc.	1,218

		6,512

	Commercial Services & Supplies — 2.1%
32	Clean Harbors, Inc. (a)	1,801
60	GEO Group, Inc. (The) (a)	1,362
46	Republic Services, Inc.	1,217

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Services & Supplies — Continued
52	Rollins, Inc.	1,158
22	Stericycle, Inc. (a)	1,979
50	Waste Connections, Inc.	1,493
48	Waste Management, Inc.	1,599

		10,609

	Construction & Engineering — 0.7%
50	Jacobs Engineering Group, Inc. (a)	1,906
22	KBR, Inc.	554
81	MasTec, Inc. (a)	1,215

		3,675

	Electrical Equipment — 1.0%
28	Emerson Electric Co.	1,301
123	GrafTech International Ltd. (a)	1,190
46	II-VI, Inc. (a)	762
25	Regal-Beloit Corp.	1,529
7	Rockwell Automation, Inc.	433

		5,215

	Industrial Conglomerates — 0.1%
7	Danaher Corp.	345

	Machinery — 3.0%
7	Chart Industries, Inc. (a)	457
32	CLARCOR, Inc.	1,525
51	Colfax Corp. (a)	1,404
25	Donaldson Co., Inc.	818
18	Flowserve Corp.	2,046
67	Harsco Corp.	1,374
48	Kaydon Corp.	1,026
143	Manitowoc Co., Inc. (The)	1,678
16	Navistar International Corp. (a)	459
26	Nordson Corp.	1,317
22	SPX Corp.	1,431
48	Woodward, Inc.	1,912

		15,447

	Marine — 0.3%
33	Alexander & Baldwin Holdings, Inc.	1,745

	Professional Services — 1.1%
23	Advisory Board Co. (The) (a)	1,121
22	IHS, Inc., Class A (a)	2,346
35	Manpower, Inc.	1,283
19	Towers Watson & Co., Class A	1,125

		5,875

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.6%
30	Genesee & Wyoming, Inc., Class A (a)	1,577
35	Ryder System, Inc.	1,262

		2,839

	Trading Companies & Distributors — 1.3%
50	Air Lease Corp. (a)	967
34	Applied Industrial Technologies, Inc.	1,239
43	Fastenal Co.	1,739
15	MSC Industrial Direct Co., Inc., Class A	954
3	W.W. Grainger, Inc.	623
16	Watsco, Inc.	1,186

		6,708

	Total Industrials	68,666

	Information Technology — 14.9%
	Communications Equipment — 2.2%
68	Acme Packet, Inc. (a)	1,270
50	ADTRAN, Inc.	1,513
92	Aruba Networks, Inc. (a)	1,383
107	Finisar Corp. (a)	1,606
149	JDS Uniphase Corp. (a)	1,637
35	Juniper Networks, Inc. (a)	576
13	Riverbed Technology, Inc. (a)	212
440	Tellabs, Inc.	1,464
41	ViaSat, Inc. (a)	1,545

		11,206

	Computers & Peripherals — 0.4%
38	SanDisk Corp. (a)	1,373
13	Stratasys, Inc. (a)	630

		2,003

	Electronic Equipment, Instruments & Components — 1.8%
22	Amphenol Corp., Class A	1,219
46	Cognex Corp.	1,447
74	FLIR Systems, Inc.	1,435
35	IPG Photonics Corp. (a)	1,535
12	Molex, Inc.	278
45	National Instruments Corp.	1,220
51	Universal Display Corp. (a)	1,847
44	Vishay Intertechnology, Inc. (a)	411

		9,392

	Internet Software & Services — 1.5%
21	CoStar Group, Inc. (a)	1,737
35	DealerTrack Holdings, Inc. (a)	1,045
25	eBay, Inc. (a)	1,055
15	j2 Global, Inc.	389

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — Continued
33	LogMeIn, Inc. (a)	1,017
190	Monster Worldwide, Inc. (a)	1,611
11	OpenTable, Inc. (a)	489
17	WebMD Health Corp. (a)	345

		7,688

	IT Services — 1.7%
17	Automatic Data Processing, Inc.	925
28	FleetCor Technologies, Inc. (a)	974
36	Global Payments, Inc.	1,538
47	Paychex, Inc.	1,468
104	Sapient Corp.	1,043
87	ServiceSource International, Inc. (a)	1,205
41	VeriFone Systems, Inc. (a)	1,369

		8,522

	Office Electronics — 0.2%
32	Zebra Technologies Corp., Class A (a)	1,113

	Semiconductors & Semiconductor Equipment — 4.1%
115	Atmel Corp. (a)	770
62	Cavium, Inc. (a)	1,744
64	Cree, Inc. (a)	1,642
30	Cymer, Inc. (a)	1,745
64	Diodes, Inc. (a)	1,200
25	Hittite Microwave Corp. (a)	1,270
69	International Rectifier Corp. (a)	1,379
644	MEMC Electronic Materials, Inc. (a)	1,398
51	Microchip Technology, Inc.	1,696
144	Micron Technology, Inc. (a)	909
106	OmniVision Technologies, Inc. (a)	1,416
15	Power Integrations, Inc.	578
88	RF Micro Devices, Inc. (a)	376
45	Semtech Corp. (a)	1,097
58	Skyworks Solutions, Inc. (a)	1,601
55	Texas Instruments, Inc.	1,578
14	Veeco Instruments, Inc. (a)	481

		20,880

	Software — 3.0%
29	ACI Worldwide, Inc. (a)	1,270
25	BroadSoft, Inc. (a)	734
3	FactSet Research Systems, Inc.	299
52	Fortinet, Inc. (a)	1,214
13	JDA Software Group, Inc. (a)	390
38	MICROS Systems, Inc. (a)	1,953
13	MicroStrategy, Inc., Class A (a)	1,670
43	NetSuite, Inc. (a)	2,354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
48	QLIK Technologies, Inc. (a)	1,059
13	Red Hat, Inc. (a)	746
35	Solera Holdings, Inc.	1,468
39	Synchronoss Technologies, Inc. (a)	725
128	Take-Two Interactive Software, Inc. (a)	1,207
6	Ultimate Software Group, Inc. (a)	523

		15,612

	Total Information Technology	76,416

	Materials — 6.6%
	Chemicals — 2.7%
17	Air Products & Chemicals, Inc.	1,363
8	Airgas, Inc.	676
30	Ashland, Inc.	2,102
37	Dow Chemical Co. (The)	1,163
22	FMC Corp.	1,185
23	Innophos Holdings, Inc.	1,320
16	International Flavors & Fragrances, Inc.	891
13	Praxair, Inc.	1,415
40	Scotts Miracle-Gro Co. (The), Class A	1,642
21	Sensient Technologies Corp.	783
15	Sigma-Aldrich Corp.	1,136

		13,676

	Construction Materials — 0.2%
33	Texas Industries, Inc.	1,297

	Containers & Packaging — 1.2%
18	Aptargroup, Inc.	907
19	Greif, Inc., Class A	767
74	Packaging Corp. of America	2,085
21	Rock-Tenn Co., Class A	1,134
81	Sealed Air Corp.	1,243

		6,136

	Metals & Mining — 2.3%
291	AK Steel Holding Corp.	1,711
60	Allied Nevada Gold Corp. (a)	1,695
119	Century Aluminum Co. (a)	874
15	Compass Minerals International, Inc.	1,151
86	Globe Specialty Metals, Inc.	1,149
354	Hecla Mining Co.	1,683
209	Thompson Creek Metals Co., Inc. (a)	668
116	Titanium Metals Corp.	1,313
32	Walter Energy, Inc.	1,420

		11,664

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Paper & Forest Products — 0.2%
41	MeadWestvaco Corp.	1,168

	Total Materials	33,941

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.1%
35	Level 3 Communications, Inc. (a)	769

	Wireless Telecommunication Services — 0.5%
20	Crown Castle International Corp. (a)	1,181
131	NII Holdings, Inc. (a)	1,340

		2,521

	Total Telecommunication Services	3,290

	Utilities — 5.5%
	Electric Utilities — 2.2%
35	Cleco Corp.	1,469
10	Edison International	465
25	Exelon Corp.	937
32	Great Plains Energy, Inc.	694
30	IDACORP, Inc.	1,259
53	Northeast Utilities	2,056
41	Southern Co. (The)	1,914
32	UIL Holdings Corp.	1,163
52	Westar Energy, Inc.	1,571

		11,528

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.7%
32	National Fuel Gas Co.	1,518
37	Piedmont Natural Gas Co., Inc.	1,176
22	South Jersey Industries, Inc.	1,118

		3,812

	Independent Power Producers & Energy Traders — 0.8%
81	Atlantic Power Corp.	1,036
116	Calpine Corp. (a)	1,916
455	GenOn Energy, Inc. (a)	777
23	NRG Energy, Inc. (a)	402

		4,131

	Multi-Utilities — 1.8%
21	Consolidated Edison, Inc.	1,331
33	Dominion Resources, Inc.	1,794
22	Integrys Energy Group, Inc.	1,251
22	MDU Resources Group, Inc.	471
66	NiSource, Inc.	1,643
36	SCANA Corp.	1,703
21	Wisconsin Energy Corp.	843

		9,036

	Total Utilities	28,507

	Total Short Positions (Proceeds $480,361)	$460,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 12.1%
	Distributors — 1.0%
190	Genuine Parts Co.	11,441

	Hotels, Restaurants & Leisure — 1.9%
288	Marriott International, Inc., Class A	11,297
112	McDonald’s Corp.	9,942
86	Monarch Casino & Resort, Inc. (a)	787

		22,026

	Internet & Catalog Retail — 0.6%
130	Expedia, Inc.	6,249

	Media — 3.4%
736	Belo Corp., Class A	4,742
232	CBS Corp. (Non-Voting), Class B	7,611
391	Clear Channel Outdoor Holdings, Inc., Class A (a)	2,354
629	Entercom Communications Corp., Class A (a)	3,787
297	Gannett Co., Inc.	4,369
130	Time Warner Cable, Inc.	10,681
13	Washington Post Co. (The), Class B	4,860

		38,404

	Multiline Retail — 1.5%
374	Kohl’s Corp.	17,018

	Specialty Retail — 3.7%
37	AutoZone, Inc. (a)	13,666
37	Bed Bath & Beyond, Inc. (a)	2,299
288	Home Depot, Inc. (The)	15,261
51	TJX Cos., Inc.	2,185
242	Williams-Sonoma, Inc.	8,453

		41,864

	Total Consumer Discretionary	137,002

	Consumer Staples — 3.4%
	Beverages — 0.8%
83	Diageo plc, (United Kingdom), ADR	8,534

	Food & Staples Retailing — 0.8%
316	Walgreen Co.	9,353

	Household Products — 1.8%
331	Procter & Gamble Co. (The)	20,256

	Total Consumer Staples	38,143

	Energy — 12.3%
	Oil, Gas & Consumable Fuels — 12.3%
452	Devon Energy Corp.	26,211
346	Energen Corp.	15,631
502	Exxon Mobil Corp.	42,956

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
260		Kinder Morgan, Inc.	8,384
318		NuStar GP Holdings LLC	9,856
160		Phillips 66 (a)	5,325
240		QEP Resources, Inc.	7,181
280		Southwestern Energy Co. (a)	8,940
376		Teekay Corp., (Bermuda)	10,998
139		Williams Cos., Inc. (The)	4,006

		Total Energy	139,488

		Financials — 33.7%
		Capital Markets — 4.5%
316		Ameriprise Financial, Inc.	16,504
868		Charles Schwab Corp. (The)	11,219
515		Invesco Ltd.	11,639
416		Legg Mason, Inc.	10,973
4		W.P. Carey & Co. LLC	164

			50,499

		Commercial Banks — 8.5%
121		City National Corp.	5,878
55		Cullen/Frost Bankers, Inc.	3,145
182		M&T Bank Corp.	15,061
487		SunTrust Banks, Inc.	11,810
511		U.S. Bancorp	16,440
1,314		Wells Fargo & Co.	43,923

			96,257

		Consumer Finance — 1.6%
337		Capital One Financial Corp.	18,404

		Diversified Financial Services — 2.5%
1,795		Bank of America Corp.	14,680
495		Citigroup, Inc.	13,558

			28,238

		Insurance — 12.1%
45		Alleghany Corp. (a)	15,357
73		Allied World Assurance Co. Holdings AG, (Switzerland)	5,809
564		American International Group, Inc. (a)	18,105
—	(h)	Berkshire Hathaway, Inc., Class A (a)	15,993
164		Endurance Specialty Holdings Ltd., (Bermuda)	6,292
726		Loews Corp.	29,680
715		Old Republic International Corp.	5,926
247		OneBeacon Insurance Group Ltd., Class A	3,217
158		Prudential Financial, Inc.	7,628
224		Travelers Cos., Inc. (The)	14,307
427		Unum Group	8,172
153		W.R. Berkley Corp.	5,970

			136,456

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — 2.4%
212	Agree Realty Corp.	4,698
694	Cousins Properties, Inc.	5,376
472	CreXus Investment Corp.	4,805
483	Excel Trust, Inc.	5,778
155	Rayonier, Inc.	6,973

		27,630

	Real Estate Management & Development — 0.6%
203	Brookfield Asset Management, Inc., (Canada), Class A	6,709

	Thrifts & Mortgage Finance — 1.5%
279	Capitol Federal Financial, Inc.	3,315
508	EverBank Financial Corp. (a)	5,523
713	People’s United Financial, Inc.	8,277

		17,115

	Total Financials	381,308

	Health Care — 11.2%
	Health Care Equipment & Supplies — 0.5%
104	Covidien plc, (Ireland)	5,564

	Health Care Providers & Services — 3.9%
104	Humana, Inc.	8,077
411	Lincare Holdings, Inc.	13,974
134	McKesson Corp.	12,553
217	National Healthcare Corp.	9,811

		44,415

	Pharmaceuticals — 6.8%
272	Bristol-Myers Squibb Co.	9,779
301	Johnson & Johnson	20,342
383	Merck & Co., Inc.	15,990
1,313	Pfizer, Inc.	30,204

		76,315

	Total Health Care	126,294

	Industrials — 4.6%
	Electrical Equipment — 0.8%
191	Emerson Electric Co.	8,906

	Industrial Conglomerates — 1.3%
289	Carlisle Cos., Inc.	15,302

	Machinery — 0.9%
206	Illinois Tool Works, Inc.	10,874

	Professional Services — 1.3%
56	Dun & Bradstreet Corp. (The)	3,992
227	Equifax, Inc.	10,569

		14,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.3%
155	Air Lease Corp. (a)	3,011

	Total Industrials	52,654

	Information Technology — 3.5%
	Communications Equipment — 0.7%
484	Cisco Systems, Inc.	8,309

	Semiconductors & Semiconductor Equipment — 1.4%
230	Analog Devices, Inc.	8,668
288	Intel Corp.	7,678

		16,346

	Software — 1.4%
498	Microsoft Corp.	15,218

	Total Information Technology	39,873

	Materials — 4.6%
	Chemicals — 1.5%
218	Albemarle Corp.	12,995
30	Sherwin-Williams Co. (The)	3,984

		16,979

	Construction Materials — 1.0%
145	Martin Marietta Materials, Inc.	11,453

	Containers & Packaging — 1.0%
205	Rock-Tenn Co., Class A	11,155

	Paper & Forest Products — 1.1%
424	MeadWestvaco Corp.	12,199

	Total Materials	51,786

	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 2.8%
894	AT&T, Inc.	31,869

	Wireless Telecommunication Services — 1.2%
117	Telephone & Data Systems, Inc.	2,500
386	Vodafone Group plc, (United Kingdom), ADR	10,867

		13,367

	Total Telecommunication Services	45,236

	Utilities — 7.9%
	Electric Utilities — 4.6%
207	NextEra Energy, Inc.	14,264
320	Northeast Utilities	12,408
240	Progress Energy, Inc.	14,429
236	Southern Co. (The)	10,931

		52,032

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Gas Utilities — 1.0%
209	Atmos Energy Corp.	7,323
89	ONEOK, Inc.	3,774

		11,097

	Multi-Utilities — 2.3%
253	PG&E Corp.	11,453
219	Sempra Energy	15,050

		26,503

	Total Utilities	89,632

	Total Common Stocks (Cost $958,796)	1,101,416

Investment Company — 0.5%
379	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,200)	6,526

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.1%
	Investment Company — 2.1%
23,563	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $23,563)	23,563

	Total Investments — 99.9% (Cost $987,559)	1,131,505
	Other Assets in Excess of Liabilities — 0.1%	634

	NET ASSETS — 100.0%	$1,132,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,294,824		$341,131		$790,558		$1,380,457
Investments in affiliates, at value	55,818		8,465		30,451		62,795

Total investment securities, at value	1,350,642		349,596		821,009		1,443,252
Receivables:
Investment securities sold	14,465		6,315		3,729		1,730
Fund shares sold	3,116		938		1,957		1,596
Dividends from non-affiliates	371		311		707		473
Dividends from affiliates	6		2		4		7
Securities lending income	—		—		—	(a)	1

Total Assets	1,368,600		357,162		827,406		1,447,059

LIABILITIES:
Payables:
Dividends	—		—		193		—
Investment securities purchased	8,459		845		2,472		1,597
Collateral for securities lending program	—		—		1,138		3,821
Fund shares redeemed	3,349		6,475		1,400		13,207
Accrued liabilities:
Investment advisory fees	698		179		401		704
Administration fees	94		23		47		—
Shareholder servicing fees	190		63		1		242
Distribution fees	57		—	(a)	2		129
Custodian and accounting fees	11		6		5		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2		1
Other	185		49		411		531

Total Liabilities	13,043		7,640		6,072		20,243

Net Assets	$1,355,557		$349,522		$821,334		$1,426,816

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,148,832	$335,404	$710,889	$1,221,707
Accumulated undistributed (distributions in excess of) net investment income	(340)	1,332	(206)	(84)
Accumulated net realized gains (losses)	(17,549)	(1,428)	(13,532)	(36,970)
Net unrealized appreciation (depreciation)	224,614	14,214	124,183	242,163

Total Net Assets	$1,355,557	$349,522	$821,334	$1,426,816

Net Assets:
Class A	$194,911	$455	$6,965	$538,323
Class B	2,327	—	—	9,948
Class C	27,469	125	1,244	22,190
Class R2	—	57	—	230
Class R5	468,064	58	—	14,837
Class R6	—	28,251	—	13,982
Select Class	662,786	320,576	813,125	827,306

Total	$1,355,557	$349,522	$821,334	$1,426,816

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,544	27	225	27,572
Class B	266	—	—	674
Class C	3,133	7	40	1,292
Class R2	—	3	—	11
Class R5	48,286	3	—	701
Class R6	—	1,640	—	660
Select Class	68,850	18,657	26,190	39,109
Net Asset Value (b):
Class A — Redemption price per share	$9.49	$17.16	$30.97	$19.52
Class B — Offering price per share (c)	8.76	—	—	14.76
Class C — Offering price per share (c)	8.77	17.03	30.75	17.17
Class R2 — Offering and redemption price per share	—	17.10	—	20.83
Class R5 — Offering and redemption price per share	9.69	17.23	—	21.18
Class R6 — Offering and redemption price per share	—	17.23	—	21.19
Select Class — Offering and redemption price per share	9.63	17.18	31.05	21.15
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.02	$18.11	$32.69	$20.60

Cost of investments in non-affiliates	$1,070,210	$326,917	$666,375	$1,138,294
Cost of investments in affiliates	55,818	8,465	30,451	62,795
Value of securities on loan	—	—	1,140	3,831

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$7,494,701	$466,151		$1,107,942
Investments in affiliates, at value	307,131	61,615		23,563

Total investment securities, at value	7,801,832	527,766		1,131,505
Deposits at broker for securities sold short	—	447,003		—
Receivables:
Investment securities sold	60,017	11		2,888
Fund shares sold	17,642	6		1,971
Dividends from non-affiliates	11,352	337		1,838
Dividends from affiliates	32	10		4
Securities lending income	1	—		—

Total Assets	7,890,876	975,133		1,138,206

LIABILITIES:
Payables:
Securities sold short, at value	—	460,231		—
Dividend expense to non-affiliates on securities sold short	—	392		—
Investment securities purchased	40,910	—		2,127
Interest expense to non-affiliates on securities sold short	—	46		—
Collateral for securities lending program	3,735	—		—
Fund shares redeemed	29,639	116		2,854
Accrued liabilities:
Investment advisory fees	3,397	501		524
Shareholder servicing fees	822	4		149
Distribution fees	660	15		112
Custodian and accounting fees	44	11		7
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	1
Other	2,118	177		293

Total Liabilities	81,329	461,493		6,067

Net Assets	$7,809,547	$513,640		$1,132,139

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$6,254,438	$557,822	$1,005,657
Accumulated undistributed (distributions in excess of) net investment income	72,280	(3,153)	9,188
Accumulated net realized gains (losses)	(165,001)	(92,521)	(26,652)
Net unrealized appreciation (depreciation)	1,647,830	51,492	143,946

Total Net Assets	$7,809,547	$513,640	$1,132,139

Net Assets:
Class A	$1,986,930	$19,759	$206,816
Class B	57,100	1,401	—
Class C	370,781	15,677	117,937
Class R2	14,824	—	—
Institutional Class	3,543,900	—	384,525
Select Class	1,836,012	476,803	422,861

Total	$7,809,547	$513,640	$1,132,139

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	77,007	2,039	10,360
Class B	2,269	151	—
Class C	14,747	1,686	5,923
Class R2	589	—	—
Institutional Class	135,038	—	19,232
Select Class	70,587	48,571	21,145

Net Asset Value (b):
Class A — Redemption price per share	$25.80	$9.69	$19.96
Class B — Offering price per share (c)	25.16	9.29	—
Class C — Offering price per share (c)	25.14	9.30	19.91
Class R2 — Offering and redemption price per share	25.18	—	—
Institutional Class — Offering and redemption price per share	26.24	—	19.99
Select Class — Offering and redemption price per share	26.01	9.82	20.00
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.23	$10.23	$21.07

Cost of investments in non-affiliates	$5,846,871	$434,789	$963,996
Cost of investments in affiliates	307,131	61,615	23,563
Value of securities on loan	3,701	—	—
Proceeds received from securities sold short	—	480,361	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$10,190	$4,337		$9,221	$14,646
Dividend income from affiliates	34	15		24	50
Income from securities lending (net)	109	—		32	180
Other income	—	—		—	58

Total investment income	10,333	4,352		9,277	14,934

EXPENSES:
Investment advisory fees	7,640	1,612		3,936	9,621
Administration fees	1,031	217		531	1,299
Distribution fees:
Class A	436	1		11	1,462
Class B	19	—		—	99
Class C	167	1		4	179
Class R2	—	—	(a)	—	1
Shareholder servicing fees:
Class A	436	1		11	1,462
Class B	6	—		—	33
Class C	55	—	(a)	2	60
Class R2	—	—	(a)	—	— (a)
Class R5	126	—	(a)	—	2
Select Class	1,813	590		1,501	2,124
Custodian and accounting fees	51	27		30	75
Interest expense to affiliates	— (a)	—		—	—
Professional fees	55	35		42	49
Trustees’ and Chief Compliance Officer’s fees	11	2		6	12
Printing and mailing costs	99	11		299	325
Registration and filing fees	77	65		74	5
Transfer agent fees	361	10		1,435	1,515
Other	88	13		6	21

Total expenses	12,471	2,585		7,888	18,344

Less amounts waived	(145)	(154)		(2,456)	(2,543)

Net expenses	12,326	2,431		5,432	15,801

Net investment income (loss)	(1,993)	1,921		3,845	(867)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	36,525	(1,412)		7,873	73,405
Futures	—	—		—	979

Net realized gain (loss)	36,525	(1,412)		7,873	74,384

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(18,846)	13,816		(3,327)	(186,393)
Futures	—	—		—	(173)

Change in net unrealized appreciation (depreciation)	(18,846)	13,816		(3,327)	(186,566)

Net realized/unrealized gains (losses)	17,679	12,404		4,546	(112,182)

Change in net assets resulting from operations	$15,686	$14,325		$8,391	$(113,049)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$12	$—
Dividend income from non-affiliates	139,475	7,388	23,912
Dividend income from affiliates	284	73	35
Income from securities lending (net)	25	—	—

Total investment income	139,784	7,473	23,947

EXPENSES:
Investment advisory fees	43,973	6,504	5,993
Administration fees	5,931	457	808
Distribution fees:
Class A	4,628	61	513
Class B	515	18	—
Class C	2,597	138	868
Class R2	47	—	—
Shareholder servicing fees:
Class A	4,628	61	513
Class B	172	6	—
Class C	866	46	289
Class R2	23	—	—
Institutional Class	2,947	—	314
Select Class	3,856	1,188	718
Custodian and accounting fees	246	76	45
Interest expense to affiliates	—	—	—	(a)
Professional fees	105	64	56
Trustees’ and Chief Compliance Officer’s fees	73	2	7
Printing and mailing costs	1,079	32	184
Registration and filing fees	277	44	83
Transfer agent fees	9,620	291	1,200
Other	146	8	7
Dividend expense to non-affiliates on securities sold short	—	6,489	—
Interest expense to non-affiliates on securities sold short	—	682	—

Total expenses	81,729	16,167	11,598

Less amounts waived	(14,427)	(2,330)	(1,835)
Less earnings credits	—	— (a)	—

Net expenses	67,302	13,837	9,763

Net investment income (loss)	72,482	(6,364)	14,184

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	226,074	27,887	35,802
Securities sold short	—	(853)	—

Net realized gain (loss)	226,074	27,034	35,802

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	80,566	(57,524)	1,096
Securities sold short	—	30,986	—

Change in net unrealized appreciation (depreciation)	80,566	(26,538)	1,096

Net realized/unrealized gains (losses)	306,640	496	36,898

Change in net assets resulting from operations	$379,122	$(5,868)	$51,082

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,993)	$(2,651)	$1,921		$44
Net realized gain (loss)	36,525	80,245	(1,412)		78
Change in net unrealized appreciation (depreciation)	(18,846)	181,810	13,816		398

Change in net assets resulting from operations	15,686	259,404	14,325		520

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class C
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R2
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Class R5
From net investment income	—	—	—	(b)	—	(b)
From net realized gains	—	—	—	(b)	—
Class R6 (c)
From net investment income	—	—	—	(b)	—
From net realized gains	—	—	—	(b)	—
Select Class
From net investment income	—	—	(632)		(1)
From net realized gains	—	—	(94)		—

Total distributions to shareholders	—	—	(726)		(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	123,715	157,627	244,141		91,263

NET ASSETS:
Change in net assets	139,401	417,031	257,740		91,782
Beginning of period	1,216,156	799,125	91,782		—

End of period	$1,355,557	$1,216,156	$349,522		$91,782

Accumulated undistributed (distributions in excess of) net investment income	$(340)	$(37)	$1,332		$44

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,845	$2,229	$(867)	$(4,513)
Net realized gain (loss)	7,873	27,793	74,384	267,778
Change in net unrealized appreciation (depreciation)	(3,327)	96,239	(186,566)	276,234

Change in net assets resulting from operations	8,391	126,261	(113,049)	539,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15)	(5)	—	—
From net realized gains	—	—	(55,641)	—
Class B
From net realized gains	—	—	(1,640)	—
Class C
From net investment income	— (a)	— (a)	—	—
From net realized gains	—	—	(2,514)	—
Class R2
From net realized gains	—	—	(16)	—
Class R5 (b)
From net realized gains	—	—	(5)	—
Class R6 (b)
From net realized gains	—	—	(5)	—
Select Class
From net investment income	(3,722)	(1,984)	—	—
From net realized gains	—	—	(74,559)	—

Total distributions to shareholders	(3,737)	(1,989)	(134,380)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	244,461	(16,990)	(101,508)	(53,988)

NET ASSETS:
Change in net assets	249,115	107,282	(348,937)	485,511
Beginning of period	572,219	464,937	1,775,753	1,290,242

End of period	$821,334	$572,219	$1,426,816	$1,775,753

Accumulated undistributed (distributions in excess of) net investment income	$(206)	$(220)	$(84)	$(122)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$72,482	$62,082	$(6,364)	$(8,614)
Net realized gain (loss)	226,074	261,794	27,034	12,061
Change in net unrealized appreciation (depreciation)	80,566	1,311,629	(26,538)	3,429

Change in net assets resulting from operations	379,122	1,635,505	(5,868)	6,876

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,100)	(15,422)	—	—
Class B
From net investment income	—	(167)	—	—
Class C
From net investment income	(616)	(1,171)	—	—
Class R2
From net investment income	(67)	(36)	—	—
Institutional Class
From net investment income	(33,157)	(29,944)	—	—
Select Class
From net investment income	(14,296)	(13,423)	—	—

Total distributions to shareholders	(60,236)	(60,163)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	714,827	111,762	(26,939)	(35,976)

NET ASSETS:
Change in net assets	1,033,713	1,687,104	(32,807)	(29,100)
Beginning of period	6,775,834	5,088,730	546,447	575,547

End of period	$7,809,547	$6,775,834	$513,640	$546,447

Accumulated undistributed (distributions in excess of) net investment income	$72,280	$60,033	$(3,153)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Value Advantage Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,184	$10,539
Net realized gain (loss)	35,802	43,953
Change in net unrealized appreciation (depreciation)	1,096	101,318

Change in net assets resulting from operations	51,082	155,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,164)	(1,878)
Class C
From net investment income	(619)	(513)
Institutional Class
From net investment income	(4,920)	(3,215)
Select Class
From net investment income	(3,577)	(2,578)

Total distributions to shareholders	(11,280)	(8,184)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	173,496	285,229

NET ASSETS:
Change in net assets	213,298	432,855
Beginning of period	918,841	485,986

End of period	$1,132,139	$918,841

Accumulated undistributed (distributions in excess of) net investment income	$9,188	$5,361

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$81,189	$92,600	$463		$296
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(65,978)	(59,032)	(281)		(33)

Change in net assets from Class A capital transactions	$15,211	$33,568	$182		$263

Class B
Proceeds from shares issued	$158	$267	$—		$—
Cost of shares redeemed	(1,004)	(1,177)	—		—

Change in net assets from Class B capital transactions	$(846)	$(910)	$—		$—

Class C
Proceeds from shares issued	$15,180	$11,077	$50		$100
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	(8,713)	(7,860)	(24)		(9)

Change in net assets from Class C capital transactions	$6,467	$3,217	$26		$91

Class R2
Proceeds from shares issued	$—	$—	$—	(b)	$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	—		—	(b)

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$289,698	$67,907	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—	(b)
Cost of shares redeemed	(4,352)	(762)	—		—

Change in net assets from Class R5 capital transactions	$285,346	$67,145	$—	(b)	$50

Class R6 (c)
Proceeds from shares issued	$—	$—	$33,949		$50
Dividends and distributions reinvested	—	—	—	(b)	—
Cost of shares redeemed	—	—	(6,403)		—	(b)

Change in net assets from Class R6 capital transactions	$—	$—	$27,546		$50

Select Class
Proceeds from shares issued	$124,637	$418,656	$282,102		$94,382
Dividends and distributions reinvested	—	—	9		1
Cost of shares redeemed	(307,100)	(364,049)	(65,724)		(3,624)

Change in net assets from Select Class capital transactions	$(182,463)	$54,607	$216,387		$90,759

Total change in net assets from capital transactions	$123,715	$157,627	$244,141		$91,263

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Growth Advantage Fund		Mid Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012		Period Ended 6/30/2011 (a)
SHARE TRANSACTIONS:
Class A
Issued	8,808	10,834	28		18
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(7,290)	(6,865)	(17)		(2)

Change in Class A Shares	1,518	3,969	11		16

Class B
Issued	19	32	—		—
Redeemed	(120)	(152)	—		—

Change in Class B Shares	(101)	(120)	—		—

Class C
Issued	1,759	1,351	2		6
Reinvested	—	—	—	(b)	—
Redeemed	(1,026)	(981)	(1)		—	(b)

Change in Class C Shares	733	370	1		6

Class R2
Issued	—	—	—	(b)	3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	—		—	(b)

Change in Class R2 Shares	—	—	—	(b)	3

Class R5
Issued	29,732	7,917	—		3
Reinvested	—	—	—	(b)	—	(b)
Redeemed	(477)	(85)	—		—

Change in Class R5 Shares	29,255	7,832	—	(b)	3

Class R6 (c)
Issued	—	—	2,008		3
Reinvested	—	—	—	(b)	—
Redeemed	—	—	(371)		—	(b)

Change in Class R6 Shares	—	—	1,637		3

Select Class
Issued	13,293	46,982	17,322		5,510
Reinvested	—	—	—	(b)	—	(a)
Redeemed	(33,452)	(46,450)	(3,965)		(210)

Change in Select Class Shares	(20,159)	532	13,357		5,300

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	Commencement of offering of class of shares effective January 31, 2011 for Mid Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,617	$2,423	$56,755	$75,693
Dividends and distributions reinvested	15	5	51,675	—
Cost of shares redeemed	(1,592)	(1,487)	(161,251)	(160,643)

Change in net assets from Class A capital transactions	$4,040	$941	$(52,821)	$(84,950)

Class B
Proceeds from shares issued	$—	$—	$386	$693
Dividends and distributions reinvested	—	—	1,556	—
Cost of shares redeemed	—	—	(7,602)	(10,361)

Change in net assets from Class B capital transactions	$—	$—	$(5,660)	$(9,668)

Class C
Proceeds from shares issued	$1,031	$443	$2,483	$3,672
Dividends and distributions reinvested	— (a)	— (a)	2,079	—
Cost of shares redeemed	(204)	(113)	(6,708)	(6,894)

Change in net assets from Class C capital transactions	$827	$330	$(2,146)	$(3,222)

Class R2
Proceeds from shares issued	$—	$—	$149	$31
Dividends and distributions reinvested	—	—	16	—
Cost of shares redeemed	—	—	(20)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$145	$31

Class R5 (b)
Proceeds from shares issued	$—	$—	$16,731	$—
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(1,084)	—

Change in net assets from Class R5 capital transactions	$—	$—	$15,652	$—

Class R6 (b)
Proceeds from shares issued	$—	$—	$15,116	$—
Dividends and distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(388)	—

Change in net assets from Class R6 capital transactions	$—	$—	$14,733	$—

Select Class
Proceeds from shares issued	$389,366	$269,128	$195,789	$247,747
Dividends and distributions reinvested	3,142	447	62,923	—
Cost of shares redeemed	(152,914)	(287,836)	(330,123)	(203,926)

Change in net assets from Select Class capital transactions	$239,594	$(18,261)	$(71,411)	$43,821

Total change in net assets from capital transactions	$244,461	$(16,990)	$(101,508)	$(53,988)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	186	84	2,826	3,594
Reinvested	1	— (a)	2,951	—
Redeemed	(55)	(52)	(8,087)	(7,968)

Change in Class A Shares	132	32	(2,310)	(4,374)

Class B
Issued	—	—	26	41
Reinvested	—	—	117	—
Redeemed	—	—	(489)	(641)

Change in Class B Shares	—	—	(346)	(600)

Class C
Issued	33	15	137	189
Reinvested	— (a)	— (a)	135	—
Redeemed	(7)	(4)	(378)	(379)

Change in Class C Shares	26	11	(106)	(190)

Class R2
Issued	—	—	6	1
Reinvested	—	—	1	—
Redeemed	—	—	(1)	— (a)

Change in Class R2 Shares	—	—	6	1

Class R5 (b)
Issued	—	—	749	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(48)	—

Change in Class R5 Shares	—	—	701	—

Class R6 (b)
Issued	—	—	677	—
Reinvested	—	—	— (a)	—
Redeemed	—	—	(17)	—

Change in Class R6 Shares	—	—	660	—

Select Class
Issued	13,099	9,351	9,090	11,401
Reinvested	105	15	3,322	—
Redeemed	(5,154)	(11,406)	(14,607)	(9,364)

Change in Select Class Shares	8,050	(2,040)	(2,195)	2,037

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$443,021	$373,327	$5,323	$34,632
Dividends and distributions reinvested	11,492	14,615	—	—
Cost of shares redeemed	(520,453)	(621,660)	(14,467)	(100,820)

Change in net assets from Class A capital transactions	$(65,940)	$(233,718)	$(9,144)	$(66,188)

Class B
Proceeds from shares issued	$333	$626	$11	$22
Dividends and distributions reinvested	—	148	—	—
Cost of shares redeemed	(34,648)	(34,335)	(2,045)	(4,375)

Change in net assets from Class B capital transactions	$(34,315)	$(33,561)	$(2,034)	$(4,353)

Class C
Proceeds from shares issued	$48,613	$37,081	$572	$1,079
Dividends and distributions reinvested	474	873	—	—
Cost of shares redeemed	(64,672)	(65,800)	(6,619)	(18,536)

Change in net assets from Class C capital transactions	$(15,585)	$(27,846)	$(6,047)	$(17,457)

Class R2
Proceeds from shares issued	$10,239	$5,542	$—	$—
Dividends and distributions reinvested	59	28	—	—
Cost of shares redeemed	(2,629)	(1,307)	—	—

Change in net assets from Class R2 capital transactions	$7,669	$4,263	$—	$—

Institutional Class
Proceeds from shares issued	$1,125,771	$789,825	$—	$—
Dividends and distributions reinvested	25,512	22,919	—	—
Cost of shares redeemed	(575,416)	(526,461)	—	—

Change in net assets from Institutional Class capital transactions	$575,867	$286,283	$—	$—

Select Class
Proceeds from shares issued	$675,718	$449,654	$42,277	$155,618
Dividends and distributions reinvested	10,362	9,285	—	—
Cost of shares redeemed	(438,949)	(342,598)	(51,991)	(103,596)

Change in net assets from Select Class capital transactions	$247,131	$116,341	$(9,714)	$52,022

Total change in net assets from capital transactions	$714,827	$111,762	$(26,939)	$(35,976)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	18,306	16,395	546	3,576
Reinvested	500	636	—	—
Redeemed	(21,746)	(27,300)	(1,486)	(10,335)

Change in Class A Shares	(2,940)	(10,269)	(940)	(6,759)

Class B
Issued	14	29	1	2
Reinvested	—	7	—	—
Redeemed	(1,497)	(1,559)	(218)	(465)

Change in Class B Shares	(1,483)	(1,523)	(217)	(463)

Class C
Issued	2,044	1,660	60	115
Reinvested	21	39	—	—
Redeemed	(2,794)	(3,011)	(705)	(1,973)

Change in Class C Shares	(729)	(1,312)	(645)	(1,858)

Class R2
Issued	428	245	—	—
Reinvested	3	1	—	—
Redeemed	(110)	(55)	—	—

Change in Class R2 Shares	321	191	—	—

Institutional Class
Issued	45,939	34,031	—	—
Reinvested	1,094	983	—	—
Redeemed	(23,648)	(22,926)	—	—

Change in Institutional Class Shares	23,385	12,088	—	—

Select Class
Issued	27,581	19,629	4,266	15,949
Reinvested	448	401	—	—
Redeemed	(18,067)	(15,059)	(5,300)	(10,636)

Change in Select Class Shares	9,962	4,971	(1,034)	5,313

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,549	$119,805
Dividends and distributions reinvested	2,006	1,727
Cost of shares redeemed	(89,323)	(81,151)

Change in net assets from Class A capital transactions	$(32,768)	$40,381

Class C
Proceeds from shares issued	$11,596	$22,682
Dividends and distributions reinvested	513	413
Cost of shares redeemed	(30,037)	(26,534)

Change in net assets from Class C capital transactions	$(17,928)	$(3,439)

Institutional Class
Proceeds from shares issued	$136,991	$138,756
Dividends and distributions reinvested	4,597	2,906
Cost of shares redeemed	(56,466)	(20,173)
Redemptions in-kind	—	(41,498)

Change in net assets from Institutional Class capital transactions	$85,122	$79,991

Select Class
Proceeds from shares issued	$260,984	$196,760
Dividends and distributions reinvested	2,687	1,855
Cost of shares redeemed	(124,601)	(30,319)

Change in net assets from Select Class capital transactions	$139,070	$168,296

Total change in net assets from capital transactions	$173,496	$285,229

SHARE TRANSACTIONS:
Class A
Issued	2,947	6,732
Reinvested	112	96
Redeemed	(4,870)	(4,517)

Change in Class A Shares	(1,811)	2,311

Class C
Issued	620	1,279
Reinvested	29	23
Redeemed	(1,655)	(1,501)

Change in Class C Shares	(1,006)	(199)

Institutional Class
Issued	7,210	7,736
Reinvested	258	162
Redeemed	(3,118)	(1,098)
Redemptions in-kind	—	(2,189)

Change in Institutional Class Shares	4,350	4,611

Select Class
Issued	13,542	11,074
Reinvested	150	103
Redeemed	(6,701)	(1,687)

Change in Select Class Shares	6,991	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2012	$9.28	$(0.03	)(e)(f)	$0.24	$0.21
Year Ended June 30, 2011	6.76	(0.04	)(e)	2.56	2.52
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)

Class B
Year Ended June 30, 2012	8.61	(0.07	)(e)(f)	0.22	0.15
Year Ended June 30, 2011	6.31	(0.07	)(e)	2.37	2.30
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (g)	(0.09)

Class C
Year Ended June 30, 2012	8.61	(0.07	)(e)(f)	0.23	0.16
Year Ended June 30, 2011	6.31	(0.08	)(e)	2.38	2.30
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)

Class R5
Year Ended June 30, 2012	9.44	0.01	(e)(f)	0.24	0.25
Year Ended June 30, 2011	6.86	—	(e)(g)	2.58	2.58
Year Ended June 30, 2010	5.93	—	(e)(g)	0.93	0.93
January 8, 2009 (h) through June 30, 2009	5.37	—	(e)(g)	0.56	0.56

Select Class
Year Ended June 30, 2012	9.39	(0.02	)(e)(f)	0.26	0.24
Year Ended June 30, 2011	6.83	(0.02	)(e)	2.58	2.56
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$9.49	2.26%	$194,911	1.25%	(0.37	)%(f)	1.30%	86%
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119
8.14	(0.49)	70,546	1.34	(0.58)		1.47	118

8.76	1.74	2,327	1.75	(0.89	)(f)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119
7.67	(1.16)	4,340	1.91	(1.16)		1.94	118

8.77	1.86	27,469	1.75	(0.84	)(f)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119
7.68	(1.03)	14,499	1.88	(1.16)		1.89	118

9.69	2.65	468,064	0.85	0.07	(f)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

9.63	2.56	662,786	1.05	(0.18	)(f)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119
8.18	(0.24)	399,777	1.09	(0.41)		1.12	118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Year Ended June 30, 2012	$17.19	$0.08	(e)	$(0.10)	$(0.02)	$— (f)	$(0.01)	$(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	0.01	(e)	2.18	2.19	— (f)	—	— (f)

Class C
Year Ended June 30, 2012	17.15	—	(e)(f)	(0.11)	(0.11)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.04	)(e)	2.19	2.15	—	—	—

Class R2
Year Ended June 30, 2012	17.17	0.04	(e)	(0.10)	(0.06)	— (f)	(0.01)	(0.01)
November 30, 2010 (g) through June 30, 2011	15.00	(0.02	)(e)	2.19	2.17	—	—	—

Class R5
Year Ended June 30, 2012	17.23	0.15	(e)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (g) through June 30, 2011	15.00	0.05	(e)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2012	17.24	0.21	(e)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (j) through June 30, 2011	16.36	0.05	(e)	0.83	0.88	—	—	—

Select Class
Year Ended June 30, 2012	17.22	0.13	(e)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (g) through June 30, 2011	15.00	0.04	(e)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits		Portfolio turnover rate (b)

$17.16	(0.13)%	$455	1.24%		0.50%		1.31%		44%
17.19	14.70	276	1.24	(h)	0.11	(h)	5.79	(h)(i)	13

17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(h)	(0.39	)(h)	6.49	(h)(i)	13

17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(h)	(0.17	)(h)	6.84	(h)(i)	13

17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(h)	0.52	(h)	6.17	(h)(i)	13

17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(h)	0.68	(h)	5.52	(h)(i)	13

17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(h)	0.41	(h)	3.41	(h)(i)	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2012	$31.29	$0.10	(e)(f)	$(0.34)	$(0.24)	$(0.08)	$—	$(0.08)
Year Ended June 30, 2011	22.95	0.04	(e)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (g) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2012	31.16	(0.05	)(e)(f)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(e)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (g) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (h)	—	— (h)

Select Class
Year Ended June 30, 2012	31.36	0.19	(e)(f)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(e)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$30.97	(0.76)%	$6,965	1.24%	0.34	%(f)	1.54%	55%
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

30.75	(1.29)	1,244	1.75	(0.18	)(f)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

31.05	(0.42)	813,125	0.89	0.64	(f)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107
28.63	(8.19)	189,589	0.91	0.32		1.12	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2012	$23.30	$(0.05	)(e)(f)	$(1.72)	$(1.77)	$(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(e)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)	(0.62)	(3.81)

Class B
Year Ended June 30, 2012	18.29	(0.12	)(e)(f)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(e)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)	(0.62)	(3.81)

Class C
Year Ended June 30, 2012	20.88	(0.13	)(e)(f)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(e)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)	(0.70)	(3.81)

Class R2
Year Ended June 30, 2012	24.73	(0.07	)(e)(f)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(e)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94	2.82	—
June 19, 2009 (g) through June 30, 2009	14.56	—	(e)(h)	— (h)	— (h)	—

Class R5
November 1, 2011 (g) through June 30, 2012	21.75	0.04	(e)(f)	1.40	1.44	(2.01)

Class R6
November 1, 2011 (g) through June 30, 2012	21.75	0.08	(e)(f)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2012	24.97	0.02	(e)(f)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(e)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)	(0.61)	(3.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$19.52	(6.61)%	$538,323	1.24%	(0.23	)%(f)	1.38%	70%
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22)	384,225	1.24	(0.75)		1.39	95

14.76	(7.08)	9,948	1.75	(0.77	)(f)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90)	69,186	1.88	(1.38)		1.89	95

17.17	(7.06)	22,190	1.75	(0.75	)(f)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85)	27,785	1.88	(1.38)		1.89	95

20.83	(6.72)	230	1.40	(0.35	)(f)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

21.18	7.71	14,837	0.78	0.31	(f)	0.92	70

21.19	7.76	13,982	0.73	0.58	(f)	0.87	70

21.15	(6.31)	827,306	0.93	0.09	(f)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02)	539,292	0.99	(0.49)		1.13	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2012	$24.76	$0.20	(e)	$1.00	$1.20	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	18.91	0.18	(e)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)

Class B
Year Ended June 30, 2012	24.10	0.07	(e)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(e)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)

Class C
Year Ended June 30, 2012	24.13	0.07	(e)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(e)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)

Class R2
Year Ended June 30, 2012	24.27	0.14	(e)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(e)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (f) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2012	25.19	0.32	(e)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(e)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)

Select Class
Year Ended June 30, 2012	24.97	0.26	(e)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(e)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$25.80	4.92%	$1,986,930	1.24%	0.83%	1.41%	30%
24.76	31.96	1,979,270	1.23	0.81	1.39	41
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31

25.16	4.40	57,100	1.75	0.30	1.91	30
24.10	31.33	90,427	1.74	0.30	1.89	41
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31

25.14	4.38	370,781	1.75	0.32	1.91	30
24.13	31.29	373,415	1.74	0.30	1.89	41
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31

25.18	4.65	14,824	1.49	0.59	1.66	30
24.27	31.66	6,500	1.49	0.50	1.65	41
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

26.24	5.43	3,543,900	0.74	1.33	1.01	30
25.19	32.66	2,812,296	0.74	1.29	0.99	41
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31

26.01	5.20	1,836,012	0.98	1.09	1.16	30
24.97	32.29	1,513,926	0.98	1.05	1.14	41
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2012	$9.81	$(0.14	)(e)	$0.02	$(0.12)	$—	$—	$—
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(e)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(e)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(e)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)

Class B
Year Ended June 30, 2012	9.47	(0.20	)(e)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(e)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(e)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(e)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(e)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)

Class C
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(e)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(e)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(e)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)

Select Class
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(e)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(e)	0.05	— (f)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(e)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.94% for the year ended June 30, 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009 and 1.51% and 1.93% for 2008; for Class B are 2.23% and 2.45 for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Class C are 2.23% and 2.44 for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Select Class are 1.23% and 1.69% for the year ended June 30, 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009 and 1.25% and 1.67% for 2008, respectively.
(d)	Commencing with the period ended June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$9.69	(1.22)%	$19,759	2.86%	(1.42)%	3.32%	151%	316%
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—

9.29	(1.90)	1,401	3.61	(2.18)	3.83	151	316
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—

9.30	(1.90)	15,677	3.61	(2.17)	3.82	151	316
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—

9.82	(0.91)	476,803	2.61	(1.17)	3.07	151	316
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2012	$19.07	$0.25	(c)	$0.84	$1.09	$(0.20)	$—	$(0.20)
Year Ended June 30, 2011	15.22	0.23	(c)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(c)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(c)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)

Class C
Year Ended June 30, 2012	19.01	0.16	(c)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(c)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(c)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(c)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)

Institutional Class
Year Ended June 30, 2012	19.11	0.35	(c)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(c)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(c)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(c)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)

Select Class
Year Ended June 30, 2012	19.12	0.30	(c)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(c)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(c)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(c)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$19.96	5.83%	$206,816	1.25%	1.34%	1.41%	49%
19.07	26.45	232,103	1.24	1.28	1.34	33
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103

19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103

19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103

20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The Mid Cap Core Fund commenced operations on November 30, 2010.

Class R6 Shares commenced operations on January 31, 2011 for the Mid Cap Core Fund.

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., (“JPMAM”) which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,340,800	$9,842	$—	$1,350,642

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$349,596	$—	$—	$349,596

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$819,251	$1,758	$—	$821,009

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,437,126	$6,126	$—	$1,443,252

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,801,832	$—	$—	$7,801,832

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$527,643	$123	$—	$527,766

Total Liabilities (b)	$(460,231)	$—	$—	$(460,231)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,112,104	$19,401	$—	$1,131,505

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report value of which are an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of an equity security (D.E. Master Blenders N.V. (Netherlands)). Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2012, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — The Mid Cap Growth Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Mid Cap Growth Fund
Futures Contracts:
Average Notional Balance Long	$52,340	(a)
Ending Notional Balance Long	—

(a)	Average for the period July 1, 2011 through July 31, 2011.

D. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$14
Mid Cap Equity Fund	7
Mid Cap Growth Fund	19
Mid Cap Value Fund	7

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Mid Cap Equity Fund	$1,140	$1,138	*	$1,138
Mid Cap Growth Fund	3,831	3,821	*	3,821
Mid Cap Value Fund	3,701	3,735	*	3,735

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$12
Mid Cap Equity Fund	5
Mid Cap Growth Fund	16
Mid Cap Value Fund	6

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, which are generally declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Growth Advantage Fund	$(2,006)	$1,690	$316
Mid Cap Core Fund	1	(1)	— (a)
Mid Cap Equity Fund	(1)	(94)	95
Mid Cap Growth Fund	(1,874)	905	969
Mid Cap Value Fund	1	1	(2)
Multi-Cap Market Neutral Fund	(3,020)	3,248	(228)
Value Advantage Fund	1	923	(924)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to investments in partnerships (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Value Advantage Fund), net operating loss (Growth Advantage Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund), prior year undistributed income adjustment (Mid Cap Core Fund and Mid Cap Value Fund), distribution reclassifications (Mid Cap Core Fund) and distributions from investments in real estate investment trusts (Mid Cap Growth Fund)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$47	$2
Mid Cap Core Fund	1	—
Mid Cap Equity Fund	5	—	(a)
Mid Cap Growth Fund	17	4
Mid Cap Value Fund	95	18
Multi-Cap Market Neutral Fund	1	4
Value Advantage Fund	19	3

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

Prior to November 1, 2011, the contractual expense limitations for Class B and Class C Shares of the Mid Cap Growth Fund were 1.77% and 1.77%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Growth Advantage Fund	$—	$—	$102	$102
Mid Cap Core Fund	45	87	—	132
Mid Cap Equity Fund	447	461	1,510	2,418
Mid Cap Growth Fund	653	1,110	712	2,475
Mid Cap Value Fund	5,267	5,445	3,286	13,998
Multi-Cap Market Neutral Fund	110	151	1,104	1,365
Value Advantage Fund	834	634	314	1,782

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Multi-Cap Market Neutral Fund	$592	$120	$145	$857

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2012 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$43
Mid Cap Core Fund	22
Mid Cap Equity Fund	38
Mid Cap Growth Fund	68
Mid Cap Value Fund	429
Multi-Cap Market Neutral Fund	108
Value Advantage Fund	53

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2012 certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$1,066,631	$1,000,178	$—	$—
Mid Cap Core Fund	345,802	105,169	—	—
Mid Cap Equity Fund	560,268	326,141	—	—
Mid Cap Growth Fund	1,016,218	1,179,084	—	—
Mid Cap Value Fund	2,610,160	1,998,753	—	—
Multi-Cap Market Neutral Fund	708,152	744,005	733,323	775,656
Value Advantage Fund	625,019	445,378	—	—

During the year ended June 30, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,134,613	$262,629	$46,600	$216,029
Mid Cap Core Fund	336,173	30,120	16,697	13,423
Mid Cap Equity Fund	708,812	130,412	18,215	112,197
Mid Cap Growth Fund	1,210,550	300,825	68,123	232,702
Mid Cap Value Fund	6,183,803	1,744,195	126,166	1,618,029
Multi-Cap Market Neutral Fund	500,811	50,655	23,700	26,955
Value Advantage Fund	1,000,321	150,212	19,028	131,184

For all of the Funds, the difference between the book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and partnership basis outstanding (Value Advantage Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Mid Cap Core Fund	$724	$2	$726
Mid Cap Equity Fund	3,720	17	3,737
Mid Cap Growth Fund	—	134,380	134,380
Mid Cap Value Fund	60,236	—	60,236
Value Advantage Fund	11,280	—	11,280

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

The tax character of distributions paid during the fiscal period ended June 30, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Mid Cap Core Fund	$1	$1
Mid Cap Equity Fund	1,989	1,989
Mid Cap Value Fund	60,163	60,163
Value Advantage Fund	8,184	8,184

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$4,862	$216,029
Mid Cap Core Fund	1,331	(636)	13,423
Mid Cap Equity Fund	—	2,640	112,197
Mid Cap Growth Fund	—	64,857	232,702
Mid Cap Value Fund	72,495	(126,184)	1,618,029
Multi-Cap Market Neutral Fund	—	(65,985)	38,531
Value Advantage Fund	9,249	(13,485)	131,184

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals (Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), late-year loss deferrals (Growth Advantage Fund and Multi-Cap Market Neutral Fund), trustee deferred compensation (Mid Cap Core Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund) and partnership basis outstanding (Value Advantage Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

As of June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$8,833	$117,351	$126,184	*
Multi-Cap Market Neutral Fund	65,985	—	—	65,985
Value Advantage Fund	—	—	13,485	13,485

During the year ended June 30, 2012, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Growth Advantage Fund	$46,640
Mid Cap Equity Fund	8,278
Mid Cap Growth Fund	25,462
Mid Cap Value Fund	206,356
Multi-Cap Market Neutral Fund	32,291
Value Advantage Fund	40,231

During the year ended June 30, 2012, the following Funds had capital loss carryforwards disallowed (amounts in thousands):

Mid Cap Growth Fund	$64,482	*

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2012, the following Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Growth Advantage Fund	$326	$13,825	$—
Mid Cap Equity Fund	—	4,185	—
Mid Cap Growth Fund	—	27,885	—
Mid Cap Value Fund	—	9,016	—
Multi-Cap Market Neutral Fund	3,117	13,576	—
Value Advantage Fund	—	456	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012 or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Core Fund and Mid Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	20.1%
Multi-Cap Market Neutral Fund	87.8%	n/a
Value Advantage Fund	n/a	23.7

Additionally, Mid Cap Equity Fund and Mid Cap Growth Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of June 30, 2012, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

8. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on March 29, 2011, an affiliate of the Value Advantage Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)		Type
Institutional Class	$41,498	$14,315	*	Redemption-In-Kind

*	Gains resulting from this in-kind transaction are not realized for tax purposes.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Core Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Mid Cap Core Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,107.40	$6.50	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,104.70	9.11	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class C
Actual	1,000.00	1,104.50	9.10	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R5
Actual	1,000.00	1,108.70	4.46	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,108.20	5.50	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05

Mid Cap Core Fund
Class A
Actual	1,000.00	1,067.80	6.38	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,065.00	8.93	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,066.70	7.66	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,070.20	$4.07	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,070.90	3.81	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,069.10	5.09	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,090.40	6.44	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,087.70	9.03	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Select Class
Actual	1,000.00	1,092.60	4.63	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,078.50	6.36	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class B
Actual	1,000.00	1,075.80	8.93	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class C
Actual	1,000.00	1,075.80	8.93	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class R2
Actual	1,000.00	1,077.60	7.18	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	1,081.20	4.04	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R6
Actual	1,000.00	1,081.70	3.78	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Select Class
Actual	1,000.00	1,080.20	4.76	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,102.10	6.43	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class B
Actual	1,000.00	1,099.20	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class C
Actual	1,000.00	1,099.30	9.08	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R2
Actual	$1,000.00	$1,101.00	$7.78	1.49%
Hypothetical	1,000.00	1,017.45	7.47	1.49
Institutional Class
Actual	1,000.00	1,104.80	3.87	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,103.50	5.13	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,015.70	14.63	2.92
Hypothetical	1,000.00	1,010.34	14.60	2.92
Class B
Actual	1,000.00	1,012.00	18.46	3.69
Hypothetical	1,000.00	1,006.51	18.41	3.69
Class C
Actual	1,000.00	1,012.00	18.36	3.67
Hypothetical	1,000.00	1,006.61	18.31	3.67
Select Class
Actual	1,000.00	1,016.60	13.34	2.66
Hypothetical	1,000.00	1,011.64	13.30	2.66

Value Advantage Fund
Class A
Actual	1,000.00	1,097.30	6.47	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,094.60	9.06	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Institutional Class
Actual	1,000.00	1,100.20	3.86	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,098.90	5.17	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2012

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Mid Cap Core Fund	100.00%
Mid Cap Equity Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Mid Cap Core Fund	$2
Mid Cap Equity Fund	17
Mid Cap Growth Fund	134,380

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Core Fund	$724
Mid Cap Equity Fund	3,720
Mid Cap Value Fund	60,236
Value Advantage Fund	11,280

JUNE 30, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	103

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2012. All rights reserved. June 2012.

AN-MC-612

J.P. Morgan Funds

Annual Report

June 30, 2012

JPMorgan Equity Focus Fund

JPMorgan U.S. Large Cap Core Plus Fund II

J.P. Morgan Funds

Annual Report

June 30, 2012

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Funds, including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

July 23, 2012

Dear Shareholder:

The twelve months ended
June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

Quote “While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

U.S. Stocks
Outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended
June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4%
versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed
U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

[1]
The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

  CEO, Global Funds Management
J.P. Morgan Asset Management

Market Overview

Twelve Months Ended June 30, 2012 (Unaudited)

Despite disappointing employment
figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012.

JPMorgan Equity Focus Fund

Fund Commentary

For the period
July 29, 2011 (Fund Inception Date) through June 30, 2012 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

5.61
%

S&P 500 Index (Primary Benchmark)

7.64
%

Net Assets as of 6/30/2012

$
3,168,130

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the period July 29, 2011 (Fund inception date) through June 30, 2012. The Fund’s stock selection in the consumer discretionary sector and stock selection and underweight versus the Benchmark in the consumer staples sector were the main detractors from relative performance. The Fund’s stock selection in the financials and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Amazon.com, Inc., NetApp, Inc. and Devon Energy Corp. Shares of online retailer Amazon.com, Inc. decreased following the announcement of the company’s lower-than-expected fourth-quarter revenue. Shares of
NetApp, Inc., a provider of storage and data management solutions, declined after the company gave a disappointing outlook for its quarterly earnings. Shares of oil and gas operations company Devon Energy Corp. declined due to concerns that slowing economic growth would hurt demand for oil and natural gas.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Apple, Inc., Biogen Idec, Inc. and Wells Fargo & Co. Shares of technology company Apple, Inc. rose as the company continued to show the ability to gain share in the growing mobility market through the strong sales of its iPhone and iPad. Shares of Biogen Idec, Inc. benefited from the biotechnology company’s increasing earnings and positive trial results for several drugs in its pipeline. Shares of Wells Fargo & Co.
benefited from investors’ optimism surrounding the bank’s competitive positioning as a result of its large and diverse deposit base.

HOW WAS THE FUND POSITIONED?

The
Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund’s largest overweights versus the Benchmark were in the financials and consumer discretionary sectors. The Fund’s largest underweights versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Apple Inc.

9.8
%

2. priceline.com, Inc.

5.5

3. Loews Corp.

5.0

4. Starbucks Corp.

5.0

5. Biogen Idec, Inc.

4.7

6. Express Scripts Holding Co.

4.6

7. Pfizer, Inc.

4.6

8. Berkshire Hathaway, Inc., Class B

4.4

9. American International Group, Inc.

4.3

10. Wells Fargo & Co.

4.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

23.1
%

Information Technology

19.4

Consumer Discretionary

17.9

Health Care

15.7

Energy

8.0

Industrials

3.9

Consumer Staples

3.2

Materials

2.8

Telecommunication Services

2.2

Short-Term Investment

3.8

*
The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**
The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JPMorgan Equity Focus Fund

TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

INCEPTION

DATE OF

SINCE

CLASS

INCEPTION***

CLASS A SHARES

7/29/11

Without Sales Charge

5.37
%

With Sales Charge*

(0.16
)

CLASS C SHARES

7/29/11

Without CDSC

4.94

With CDSC**

3.94

SELECT CLASS SHARES

7/29/11

5.61

*
Sales Charge for Class A Shares is 5.25%.

**
Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***
Not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

JPMorgan Equity Focus Fund

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance, would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan U. S. Large Cap Core Plus Fund II

Fund Commentary

For the period
October 3, 2011 (Fund Inception Date) through June 30, 2012 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*

22.99
%

S&P 500 Index (Primary Benchmark)

21.93
%

Net Assets as of 6/30/2012

$
3,688,792

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund II (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index for the period October 3, 2011 (Fund Inception Date) through June 30, 2012. The Fund’s stock selection in the retail and consumer cyclical sectors was the main contributor to relative performance. The Fund’s stock selection in the consumer staples and semiconductors sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s long positions in CBS Corp., Biogen Idec, Inc. and Williams Cos., Inc. Shares of
broadcasting and television company CBS Corp. benefited from a recovery in advertising spending. Shares of Biogen Idec, Inc. benefited from the biotechnology company’s increasing earnings and positive trial results for several drugs in its pipeline. Shares of oil and gas operations company Williams Cos., Inc. gained as investors reacted positively to the announcement that the company would increase its quarterly dividend.

Individual detractors from relative performance included the Fund’s long positions in Amazon.com, Inc., Cardinal Health, Inc. and Walter Energy, Inc. Amazon.com, Inc. is an online retailer. The stock underperformed its sector peers after the company lowered its expectations for fourth-quarter earnings. Cardinal Health, Inc. is a global healthcare services company. The stock underperformed its sector peers due to uncertainty surrounding litigation with the Drug Enforcement Agency. Concerns that the company may lose its contract as the distributor for pharmacy benefits manager Express Scripts also weighed on the stock. Walter Energy, Inc., a producer and exporter of metallurgical coal, declined on concerns about lower demand as result of slowing economic growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The average long to-short exposure during the reporting period was 114% to 14%.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.

Apple, Inc.

5.0
%

2.

Microsoft Corp.

2.9

3.

Occidental Petroleum Corp.

2.5

4.

Wells Fargo & Co.

2.3

5.

Exxon Mobil Corp.

2.1

6.

Pfizer, Inc.

2.0

7.

Oracle Corp.

1.8

8.

United Technologies Corp.

1.7

9.

Merck & Co., Inc.

1.6

10.

Verizon Communications, Inc.

1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.

Danaher Corp.

4.5
%

2.

Lockheed Martin Corp.

3.7

3.

Wisconsin Energy Corp.

3.3

4.

Bristol-Myers Squibb Co.

3.2

5.

Eli Lilly & Co.

2.8

6.

Southern Co. (The)

2.6

7.

Praxair, Inc.

2.5

8.

Illinois Tool Works, Inc.

2.4

9.

ConocoPhillips

2.4

10.

Hershey Co. (The)

2.3

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

19.2
%

Consumer Discretionary

15.8

Health Care

14.1

Financials

13.3

Energy

11.7

Industrials

8.5

Consumer Staples

7.7

Materials

3.9

Utilities

3.5

Telecommunication Services

1.6

Short-Term Investment

0.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Industrials

19.2
%

Health Care

16.6

Energy

12.8

Consumer Discretionary

12.1

Utilities

11.8

Information Technology

9.1

Materials

6.4

Financials

6.2

Consumer Staples

5.8

*
The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**
The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Percentages indicated are based upon total long investments as of June 30, 2012. The Fund’s composition is subject to change.

****
Percentages indicated are based upon total short investments as of June 30, 2012. The Fund’s composition is subject to change.

JPMorgan U.S. Large Cap Core Plus Fund II

TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

INCEPTION

DATE OF

SINCE

CLASS

INCEPTION***

CLASS A SHARES

10/3/11

Without Sales Charge

22.60
%

With Sales Charge*

16.17

CLASS C SHARES

10/3/11

Without CDSC

22.12

With CDSC**

21.12

INSTITUTIONAL CLASS SHARES

10/3/11

22.99

SELECT CLASS SHARES

10/3/11

22.82

*
Sales Charge for Class A Shares is 5.25%.

**
Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***
Not annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

JP Morgan U.S. Large Cap Core Plus Fund II

The Fund commenced operations on October 3, 2011.

The graph illustrates comparative
performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund II, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from October 3, 2011 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the
Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF
JUNE 30, 2012

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 95.8%

Consumer Discretionary — 17.8%

Hotels, Restaurants & Leisure — 9.4%

2,430

Las Vegas Sands Corp.

105,681

824

Marriott International, Inc., Class A

32,301

2,970

Starbucks Corp.

158,360

296,342

Internet & Catalog Retail — 5.4%

259

priceline.com, Inc. (a)

172,110

Multiline Retail — 3.0%

2,120

Kohl’s Corp.

96,439

Total Consumer Discretionary

564,891

Consumer Staples — 3.2%

Food & Staples Retailing — 1.9%

2,074

Walgreen Co.

61,349

Household Products — 1.3%

653

Procter & Gamble Co. (The)

39,996

Total Consumer Staples

101,345

Energy — 8.0%

Energy Equipment & Services — 2.0%

1,500

Cameron International Corp. (a)

64,065

Oil, Gas & Consumable Fuels — 6.0%

2,060

Devon Energy Corp.

119,459

1,537

Energen Corp.

69,365

188,824

Total Energy

252,889

Financials — 23.0%

Capital Markets — 3.3%

1,040

Ameriprise Financial, Inc.

54,350

3,936

Charles Schwab Corp. (The)

50,893

105,243

Commercial Banks — 6.0%

780

M&T Bank Corp.

64,405

3,774

Wells Fargo & Co.

126,202

190,607

Insurance — 13.7%

4,190

American International Group, Inc. (a)

134,457

1,673

Berkshire Hathaway, Inc., Class B (a)

139,411

3,877

Loews Corp.

158,608

432,476

Total Financials

728,326

Health Care — 15.6%

Biotechnology — 4.7%

1,035

Biogen Idec, Inc. (a)

149,433

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care Providers & Services — 6.4%

2,590

Express Scripts Holding Co. (a)

144,600

1,681

Lincare Holdings, Inc.

57,188

201,788

Pharmaceuticals — 4.5%

6,244

Pfizer, Inc.

143,612

Total Health Care

494,833

Industrials — 3.9%

Road & Rail — 3.9%

1,759

Kansas City Southern

122,356

Information Technology — 19.3%

Communications Equipment — 2.0%

1,152

QUALCOMM, Inc.

64,143

Computers & Peripherals — 13.5%

530

Apple, Inc. (a)

309,520

4,609

EMC Corp. (a)

118,129

427,649

Semiconductors & Semiconductor Equipment — 1.9%

2,540

ARM Holdings plc, (United Kingdom), ADR

60,427

Software — 1.9%

420

Salesforce.com, Inc. (a)

58,069

Total Information Technology

610,288

Materials — 2.8%

Construction Materials — 0.8%

332

Martin Marietta Materials, Inc.

26,168

Containers & Packaging — 2.0%

1,169

Rock-Tenn Co., Class A

63,769

Total Materials

89,937

Telecommunication Services — 2.2%

Diversified Telecommunication Services — 2.2%

1,556

Verizon Communications, Inc.

69,149

Total Common Stocks (Cost $2,806,535)

3,034,014

SEE NOTES
TO FINANCIAL STATEMENTS.

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Short-Term Investment — 3.7%

Investment Company — 3.7%

118,270

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $118,270)

118,270

Total Investments — 99.5% (Cost $2,924,805)

3,152,284

Other Assets in Excess of Liabilities — 0.5%

15,846

NET ASSETS — 100.0%

$
3,168,130

Percentages indicated are based on net assets.

SEE NOTES
TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES

SECURITY DESCRIPTION

VALUE($)

Long Positions — 117.3% (j)

Common Stocks — 116.5%

Consumer Discretionary — 18.5%

Auto Components — 1.3%

180

BorgWarner, Inc. (a)

11,806

934

Johnson Controls, Inc.

25,881

333

Lear Corp.

12,564

50,251

Automobiles — 0.8%

1,465

General Motors Co. (a)

28,890

Hotels, Restaurants & Leisure — 1.8%

110

Carnival Corp.

3,770

456

Marriott International, Inc., Class A

17,875

676

Yum! Brands, Inc.

43,548

65,193

Household Durables — 0.7%

874

Lennar Corp., Class A

27,015

Internet & Catalog Retail — 2.4%

283

Amazon.com, Inc. (a)

64,623

477

Expedia, Inc.

22,929

87,552

Media — 5.5%

1,809

CBS Corp. (Non-Voting), Class B

59,299

1,752

Comcast Corp., Class A

55,013

556

DIRECTV, Class A (a)

27,144

1,627

Time Warner, Inc.

62,639

204,095

Multiline Retail — 0.7%

430

Target Corp.

25,022

Specialty Retail — 4.1%

87

AutoZone, Inc. (a)

31,944

942

Home Depot, Inc. (The)

49,917

1,977

Lowe’s Cos., Inc.

56,226

214

Ross Stores, Inc.

13,368

151,455

Textiles, Apparel & Luxury Goods — 1.2%

286

NIKE, Inc., Class B

25,105

141

V.F. Corp.

18,817

43,922

Total Consumer Discretionary

683,395

Consumer Staples — 9.1%

Beverages — 1.4%

674

Coca-Cola Co. (The)

52,700

SHARES

SECURITY DESCRIPTION

VALUE($)

Food & Staples Retailing — 1.6%

120

Costco Wholesale Corp.

11,400

622

CVS Caremark Corp.

29,066

610

Walgreen Co.

18,044

58,510

Food Products — 1.7%

663

General Mills, Inc.

25,552

969

Kraft Foods, Inc., Class A

37,423

62,975

Household Products — 2.2%

283

Colgate-Palmolive Co.

29,460

834

Procter & Gamble Co. (The)

51,083

80,543

Personal Products — 0.5%

338

Estee Lauder Cos., Inc. (The), Class A

18,292

Tobacco — 1.7%

699

Philip Morris International, Inc.

60,995

Total Consumer Staples

334,015

Energy — 13.7%

Energy Equipment & Services — 2.9%

409

Cameron International Corp. (a)

17,468

85

National Oilwell Varco, Inc.

5,478

898

Rowan Cos. plc, Class A (a)

29,032

820

Schlumberger Ltd.

53,226

105,204

Oil, Gas & Consumable Fuels — 10.8%

352

Anadarko Petroleum Corp.

23,302

351

Chevron Corp.

37,031

450

Energen Corp.

20,309

365

EOG Resources, Inc.

32,890

1,042

Exxon Mobil Corp.

89,164

324

Kinder Morgan, Inc.

10,439

1,251

Occidental Petroleum Corp.

107,298

351

Pioneer Natural Resources Co.

30,962

283

Range Resources Corp.

17,509

1,067

Williams Cos., Inc. (The)

30,751

399,655

Total Energy

504,859

Financials — 15.6%

Capital Markets — 3.2%

355

Goldman Sachs Group, Inc. (The)

34,030

SEE NOTES
TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Long Positions — Continued

Capital Markets — Continued

1,688

Invesco Ltd.

38,149

1,415

Morgan Stanley

20,645

1,479

TD Ameritrade Holding Corp.

25,143

117,967

Commercial Banks — 3.4%

765

U.S. Bancorp

24,602

2,997

Wells Fargo & Co.

100,220

124,822

Consumer Finance — 1.3%

307

American Express Co.

17,870

545

Capital One Financial Corp.

29,790

47,660

Diversified Financial Services — 3.3%

3,388

Bank of America Corp.

27,714

1,155

Citigroup, Inc.

31,659

130

CME Group, Inc.

34,854

197

IntercontinentalExchange, Inc. (a)

26,788

121,015

Insurance — 3.8%

719

ACE Ltd., (Switzerland)

53,299

1,759

MetLife, Inc.

54,265

713

Prudential Financial, Inc.

34,531

142,095

Real Estate Investment Trusts (REITs) — 0.6%

50

Alexandria Real Estate Equities, Inc.

3,636

35

American Tower Corp.

2,447

330

Education Realty Trust, Inc.

3,657

57

Macerich Co. (The)

3,366

76

Post Properties, Inc.

3,720

110

Prologis, Inc.

3,655

39

SL Green Realty Corp.

3,129

23,610

Total Financials

577,169

Health Care — 16.6%

Biotechnology — 3.5%

467

Biogen Idec, Inc. (a)

67,425

687

Celgene Corp. (a)

44,078

312

Vertex Pharmaceuticals, Inc. (a)

17,447

128,950

Health Care Equipment & Supplies — 2.2%

1,287

CareFusion Corp. (a)

33,050

889

Covidien plc, (Ireland)

47,562

80,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 4.4%
252	AMERIGROUP Corp. (a)	16,609
820	Cardinal Health, Inc.	34,440
435	Humana, Inc.	33,686
212	McKesson Corp.	19,875
967	UnitedHealth Group, Inc.	56,570

		161,180

	Pharmaceuticals — 6.5%
463	Abbott Laboratories	29,850
311	Allergan, Inc.	28,789
110	Johnson & Johnson	7,432
1,655	Merck & Co., Inc.	69,096
862	Mylan, Inc. (a)	18,421
3,743	Pfizer, Inc.	86,089

		239,677

	Total Health Care	610,419

	Industrials — 10.0%
	Aerospace & Defense — 2.7%
441	Honeywell International, Inc.	24,626
976	United Technologies Corp.	73,717

		98,343

	Air Freight & Logistics — 0.5%
215	FedEx Corp.	19,696

	Building Products — 0.4%
1,184	Masco Corp.	16,422

	Electrical Equipment — 1.4%
1,087	Emerson Electric Co.	50,632

	Industrial Conglomerates — 2.5%
1,840	General Electric Co.	38,346
1,052	Tyco International Ltd., (Switzerland)	55,598

		93,944

	Machinery — 1.3%
1,032	PACCAR, Inc.	40,444
100	SPX Corp.	6,532

		46,976

	Road & Rail — 1.0%
771	CSX Corp.	17,239
154	Union Pacific Corp.	18,374

		35,613

	Trading Companies & Distributors — 0.2%
36	W.W. Grainger, Inc.	6,885

	Total Industrials	368,511

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Information Technology — 22.5%
	Communications Equipment — 3.2%
2,547	Cisco Systems, Inc.	43,732
1,065	Juniper Networks, Inc. (a)	17,370
1,011	QUALCOMM, Inc.	56,293

		117,395

	Computers & Peripherals — 6.8%
374	Apple, Inc. (a)	218,416
1,024	EMC Corp. (a)	26,245
338	Hewlett-Packard Co.	6,797

		251,458

	Internet Software & Services — 1.8%
144	Baidu, Inc., (China), ADR (a)	16,557
50	Google, Inc., Class A (a)	29,004
183	LinkedIn Corp., Class A (a)	19,447

		65,008

	IT Services — 2.4%
769	Cognizant Technology Solutions Corp., Class A (a)	46,140
90	MasterCard, Inc., Class A	38,710
180	Paychex, Inc.	5,654

		90,504

	Semiconductors & Semiconductor Equipment — 2.0%
1,091	Altera Corp.	36,919
596	Broadcom Corp., Class A (a)	20,145
493	Lam Research Corp. (a)	18,606

		75,670

	Software — 6.3%
170	Adobe Systems, Inc. (a)	5,503
255	Citrix Systems, Inc. (a)	21,404
4,125	Microsoft Corp.	126,184
2,646	Oracle Corp.	78,586

		231,677

	Total Information Technology	831,712

	Materials — 4.5%
	Chemicals — 2.9%
587	Air Products & Chemicals, Inc.	47,389
1,045	E.I. du Pont de Nemours & Co.	52,846
105	Valspar Corp.	5,511

		105,746

	Containers & Packaging — 0.2%
263	Crown Holdings, Inc. (a)	9,071

	Metals & Mining — 1.4%
1,863	Alcoa, Inc.	16,301

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
100	Barrick Gold Corp., (Canada)	3,757
736	Freeport-McMoRan Copper & Gold, Inc.	25,075
160	Walter Energy, Inc.	7,066

		52,199

	Total Materials	167,016

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
1,544	Verizon Communications, Inc.	68,615

	Utilities — 4.1%
	Electric Utilities — 2.0%
320	Duke Energy Corp.	7,379
430	FirstEnergy Corp.	21,152
455	NextEra Energy, Inc.	31,308
896	NV Energy, Inc.	15,752

		75,591

	Multi-Utilities — 1.9%
989	CenterPoint Energy, Inc.	20,443
622	PG&E Corp.	28,158
310	Sempra Energy	21,353

		69,954

	Water Utilities — 0.2%
161	American Water Works Co., Inc.	5,519

	Total Utilities	151,064

	Total Common Stocks (Cost $3,627,636)	4,296,775

Short-Term Investment — 0.8%
	Investment Company — 0.8%
30,841	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (Cost $30,841)	30,841

	Total Investments — 117.3% (Cost $3,658,477)	4,327,616

	Liabilities in Excess of Other Assets — (17.3)%	(638,824)

	NET ASSETS — 100.0%	$3,688,792

Short Positions — 16.8%

Common Stocks — 16.8%
	Consumer Discretionary — 2.0%
	Auto Components — 0.1%
57	Autoliv, Inc., (Sweden)	3,116

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Automobiles — 0.1%
598	Ford Motor Co.	5,735

	Hotels, Restaurants & Leisure — 0.4%
181	Choice Hotels International, Inc.	7,227
100	McDonald’s Corp.	8,853

		16,080

	Household Durables — 0.1%
70	Harman International Industries, Inc.	2,772

	Leisure Equipment & Products — 0.2%
223	Mattel, Inc.	7,234

	Media — 0.5%
1,050	Interpublic Group of Cos., Inc. (The)	11,392
118	Omnicom Group, Inc.	5,735

		17,127

	Multiline Retail — 0.2%
120	J.C. Penney Co., Inc.	2,797
104	Macy’s, Inc.	3,573

		6,370

	Specialty Retail — 0.4%
150	Bed Bath & Beyond, Inc. (a)	9,270
90	O’Reilly Automotive, Inc. (a)	7,539

		16,809

	Total Consumer Discretionary	75,243

	Consumer Staples — 1.0%
	Food & Staples Retailing — 0.1%
48	Wal-Mart Stores, Inc.	3,347

	Food Products — 0.7%
146	H.J. Heinz Co.	7,939
200	Hershey Co. (The)	14,406
55	Ralcorp Holdings, Inc. (a)	3,671

		26,016

	Tobacco — 0.2%
197	Altria Group, Inc.	6,806

	Total Consumer Staples	36,169

	Energy — 2.2%
	Energy Equipment & Services — 0.3%
89	Diamond Offshore Drilling, Inc.	5,263
140	FMC Technologies, Inc. (a)	5,492

		10,755

	Oil, Gas & Consumable Fuels — 1.9%
265	ConocoPhillips	14,808
450	CONSOL Energy, Inc.	13,608
361	Encana Corp., (Canada)	7,520

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
117	Hess Corp.	5,084
190	Marathon Oil Corp.	4,858
219	Spectra Energy Corp.	6,364
130	TransCanada Corp., (Canada)	5,447
674	WPX Energy, Inc. (a)	10,905

		68,594

	Total Energy	79,349

	Financials — 1.0%
	Capital Markets — 0.4%
492	Bank of New York Mellon Corp. (The)	10,799
390	E*TRADE Financial Corp. (a)	3,136

		13,935

	Insurance — 0.1%
77	Aon plc, (United Kingdom)	3,602

	Real Estate Investment Trusts (REITs) — 0.5%
650	DCT Industrial Trust, Inc.	4,095
35	Digital Realty Trust, Inc.	2,628
40	Federal Realty Investment Trust	4,164
55	Mid-America Apartment Communities, Inc.	3,753
107	Washington Real Estate Investment Trust	3,044
130	Weingarten Realty Investors	3,424

		21,108

	Total Financials	38,645

	Health Care — 2.8%
	Health Care Equipment & Supplies — 1.1%
322	Medtronic, Inc.	12,471
290	St. Jude Medical, Inc.	11,574
159	Stryker Corp.	8,761
140	Varian Medical Systems, Inc. (a)	8,508

		41,314

	Health Care Providers & Services — 0.5%
157	Aetna, Inc.	6,087
210	Coventry Health Care, Inc.	6,676
681	Tenet Healthcare Corp. (a)	3,568

		16,331

	Pharmaceuticals — 1.2%
550	Bristol-Myers Squibb Co.	19,773
410	Eli Lilly & Co.	17,593
230	Hospira, Inc. (a)	8,045

		45,411

	Total Health Care	103,056

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Industrials — 3.2%
	Aerospace & Defense — 0.9%
263	Lockheed Martin Corp.	22,902
212	Raytheon Co.	11,997

		34,899

	Electrical Equipment — 0.1%
70	Rockwell Automation, Inc.	4,624

	Industrial Conglomerates — 0.8%
536	Danaher Corp.	27,915

	Machinery — 0.9%
75	Caterpillar, Inc.	6,368
66	Dover Corp.	3,539
282	Illinois Tool Works, Inc.	14,915
116	Parker Hannifin Corp.	8,918

		33,740

	Road & Rail — 0.2%
576	Heartland Express, Inc.	8,243

	Trading Companies & Distributors — 0.3%
250	Fastenal Co.	10,077

	Total Industrials	119,498

	Information Technology — 1.5%
	Communications Equipment — 0.1%
690	Brocade Communications Systems, Inc. (a)	3,402

	Computers & Peripherals — 0.2%
605	Dell, Inc. (a)	7,574

	Internet Software & Services — 0.2%
210	AOL, Inc. (a)	5,897

	IT Services — 0.3%
57	International Business Machines Corp.	11,148

	Semiconductors & Semiconductor Equipment — 0.5%
340	Intel Corp.	9,061
143	Microchip Technology, Inc.	4,730
168	Xilinx, Inc.	5,640

		19,431

	Software — 0.2%
100	Intuit, Inc.	5,935
24	Salesforce.com, Inc. (a)	3,318

		9,253

	Total Information Technology	56,705

	Materials — 1.1%
	Chemicals — 0.5%
144	Praxair, Inc.	15,657

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
28	Sherwin-Williams Co. (The)	3,706

		19,363

	Metals & Mining — 0.6%
80	Newmont Mining Corp.	3,881
276	Nucor Corp.	10,460
300	Vale S.A., (Brazil), ADR	5,955

		20,296

	Total Materials	39,659

	Utilities — 2.0%
	Electric Utilities — 0.7%
149	Exelon Corp.	5,606
90	Northeast Utilities	3,493
344	Southern Co. (The)	15,927

		25,026

	Gas Utilities — 0.3%
63	National Fuel Gas Co.	2,960
172	ONEOK, Inc.	7,277

		10,237

	Multi-Utilities — 0.9%
160	MDU Resources Group, Inc.	3,457
260	Public Service Enterprise Group, Inc.	8,450
526	Wisconsin Energy Corp.	20,814

		32,721

	Water Utilities — 0.1%
224	Aqua America, Inc.	5,591

	Total Utilities	73,575

	Total Short Positions (Proceeds $619,483)	$621,899

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan U.S. Large Cap Core Plus Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	—	American Depositary Receipt

(a)	—	Non-income producing security

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(j)	—	All or a portion of these securities are segregated for short sales.

(l)	—	The rate shown is the current yield as of June 30, 2012.

(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

	Equity Focus Fund	U.S. Large Cap Core Plus Fund II
ASSETS:
Investments in non-affiliates, at value	$3,034,014	$4,296,775
Investments in affiliates, at value	118,270	30,841

Total investment securities, at value	3,152,284	4,327,616
Cash	—	48
Receivables:
Investment securities sold	44,159	56,732
Dividends from non-affiliates	343	5,178
Dividends from affiliates	16	4
Due from Advisor	444	9,972
Prepaid expenses and other assets	2,115	9,383

Total Assets	3,199,361	4,408,933

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—	48
Securities sold short, at value	—	621,899
Dividend expense to non-affiliates on securities sold short	—	793
Investment securities purchased	—	48,934
Interest expense to non-affiliates on securities sold short	—	288
Accrued liabilities:
Administration fees	216	—
Shareholder servicing fees	628	22
Distribution fees	42	49
Custodian and accounting fees	2,984	2,421
Trustees’ and Chief Compliance Officer’s fees	—	3
Transfer agent fees	1,778	1,498
Registration and filing fees	1,876	2,334
Printing and mailing costs	2,330	301
Audit fees	20,763	40,343
Other	614	1,208

Total Liabilities	31,231	720,141

Net Assets	$3,168,130	$3,688,792

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

	Equity Focus Fund	U.S. Large Cap Core Plus Fund II
NET ASSETS:
Paid-in-Capital	$3,005,330	$3,017,624
Accumulated undistributed net investment income	2,095	13,478
Accumulated net realized gains (losses)	(66,774)	(9,033)
Net unrealized appreciation (depreciation)	227,479	666,723

Total Net Assets	$3,168,130	$3,688,792

Net Assets:
Class A	$52,689	$61,309
Class C	52,448	61,082
Institutional Class	—	3,504,978
Select Class	3,062,993	61,423

Total	$3,168,130	$3,688,792

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,337	3,348
Class C	3,334	3,344
Institutional Class	—	191,022
Select Class	193,719	3,350

Net Asset Value (a):
Class A — Redemption price per share	$15.79	$18.31
Class C — Offering price per share (b)	15.73	18.27
Institutional Class — Offering and redemption price per share	—	18.35
Select Class — Offering and redemption price per share	15.81	18.33
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.66	$19.32

Cost of investments in non-affiliates	$2,806,535	$3,627,636
Cost of investments in affiliates	118,270	30,841
Cost of foreign currency due to custodian	—	48
Proceeds received from securities sold short	—	619,483

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE PERIODS ENDED JUNE 30, 2012

	Equity Focus Fund(a)	U.S. Large Cap Core Plus Fund II(b)
INVESTMENT INCOME:
Dividend income from non-affiliates	$34,683	$59,949
Dividend income from affiliates	159	40

Total investment income	34,842	59,989

EXPENSES:
Investment advisory fees	17,608	26,609
Administration fees	2,374	2,328
Distribution fees:
Class A	113	111
Class C	337	331
Shareholder servicing fees:
Class A	113	111
Class C	113	111
Institutional Class	—	2,528
Select Class	6,547	111
Custodian and accounting fees	17,006	15,464
Interest expense to affiliates	—	57
Audit fees	46,116	50,017
Trustees’ and Chief Compliance Officer’s fees	24	25
Printing and mailing costs	2,660	699
Registration and filing fees	1,877	2,334
Transfer agent fees	4,820	4,034
Offering costs	27,280	27,152
Other	6,466	3,696
Dividend expense to non-affiliates on securities sold short	—	9,554
Interest expense to non-affiliates on securities sold short	—	2,471

Total expenses	133,454	147,743

Less amounts waived	(18,297)	(31,598)
Less expense reimbursements	(87,740)	(80,804)

Net expenses	27,417	35,341

Net investment income (loss)	7,425	24,648

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(66,774)	72,632
Futures	—	4,858
Securities sold short	—	(80,073)
Foreign currency transactions	—	4

Net realized gain (loss)	(66,774)	(2,579)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	227,479	669,139
Securities sold short	—	(2,416)

Change in net unrealized appreciation (depreciation)	227,479	666,723

Net realized/unrealized gains (losses)	160,705	664,144

Change in net assets resulting from operations	168,130	688,792

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Focus Fund	U.S. Large Cap Core Plus Fund II
	Period Ended 6/30/2012(a)	Period Ended 6/30/2012(b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,425	$24,648
Net realized gain (loss)	(66,774)	(2,579)
Change in net unrealized appreciation (depreciation)	227,479	666,723

Change in net assets resulting from operations	168,130	688,792

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(45)	(138)
From net realized gains	—	(107)
Class C
From net investment income	(3)	(70)
From net realized gains	—	(107)
Institutional Class
From net investment income	—	(10,965)
From net realized gains	—	(6,095)
Select Class
From net investment income	(5,389)	(172)
From net realized gains	—	(107)

Total distributions to shareholders	(5,437)	(17,761)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,005,437	3,017,761

NET ASSETS:
Change in net assets	3,168,130	3,688,792
Beginning of period	—	—

End of period	$3,168,130	$3,688,792

Accumulated undistributed net investment income	$2,095	$13,478

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Focus Fund		U.S. Large Cap Core Plus Fund II
	Period Ended 6/30/2012(a)		Period Ended 6/30/2012(b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000		$50,000
Dividends and distributions reinvested	45		245

Change in net assets from Class A capital transactions	$50,045		$50,245

Class C
Proceeds from shares issued	$50,000		$50,000
Dividends and distributions reinvested	3		177

Change in net assets from Class C capital transactions	$50,003		$50,177

Institutional Class
Proceeds from shares issued	$—		$2,850,000
Dividends and distributions reinvested	—		17,060

Change in net assets from Institutional Class capital transactions	$—		$2,867,060

Select Class
Proceeds from shares issued	$2,900,000		$50,000
Dividends and distributions reinvested	5,389		279

Change in net assets from Select Class capital transactions	$2,905,389		$50,279

Total change in net assets from capital transactions	$3,005,437		$3,017,761

SHARE TRANSACTIONS:
Class A
Issued	3,334		3,333
Reinvested	3		15

Change in Class A Shares	3,337		3,348

Class C
Issued	3,334		3,333
Reinvested	—	(c)	11

Change in Class C Shares	3,334		3,344

Institutional Class
Issued	—		190,000
Reinvested	—		1,022

Change in Institutional Class Shares	—		191,022

Select Class
Issued	193,333		3,333
Reinvested	386		17

Change in Select Class Shares	193,719		3,350

(a)	Commencement of operations was July 29, 2011.
(b)	Commencement of operations was October 3, 2011.
(c)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED JUNE 30, 2012

U.S. Large Cap
Core Plus
Fund II(a)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$688,792
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,476,288)
Proceeds from disposition of investment securities	1,921,284
Covers of investment securities sold short	(764,687)
Proceeds from investment securities sold short	1,304,097
Purchases of short-term investments, net	(30,841)
Change in unrealized (appreciation) depreciation on investments	(669,139)
Change in unrealized (appreciation) depreciation on investment securities sold short	2,416
Net realized (gain) loss on investments	(72,632)
Net realized (gain) loss on investment securities sold short	80,073
Increase in receivable for investment securities sold	(56,732)
Increase in due from Advisor	(9,972)
Increase in prepaid expenses and other assets	(9,383)
Increase in dividends receivable from non-affiliates	(5,178)
Increase in dividends receivable from affiliates	(4)
Increase in interest expense payable for investment securities sold short	288
Increase in payable for investment securities purchased	48,934
Increase in dividends payable for investment securities sold short	793
Increase in accrued expenses and other liabilities	48,179

Net cash provided (used) by operating activities	(3,000,000)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	3,000,000
Due to custodian	48

Net cash provided (used) by financing activities	3,000,048

Net increase/decrease in cash	48

Cash:
Beginning of period	—

End of period	$48

Supplemental disclosure of cash flow information:

The Fund paid $2,183 in interest expense to non-affiliates for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $17,761.

(a)	Commencement of Operations was October 3, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets(a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss)(e)	Expenses without waivers, reimbursements and earnings credits(e)	Portfolio turnover rate(b)
Equity Focus Fund
Class A
July 29, 2011 (f) through June 30, 2012	$15.00	$0.01	$0.79	$0.80	$(0.01)	$15.79	5.37%	$52,689	1.25%	0.04%	5.09%	71%
Class C
July 29, 2011 (f) through June 30, 2012	15.00	(0.06)	0.79	0.73	— (g)	15.73	4.87	52,448	1.75	(0.46)	5.58	71
Select Class
July 29, 2011 (f) through June 30, 2012	15.00	0.04	0.80	0.84	(0.03)	15.81	5.61	3,062,993	1.00	0.29	4.84	71

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

	Per share operating performance										Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets(a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short)(d)(e)(f)	Net investment income (loss)(e)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)(e)(f)	Portfolio turnover rate (excluding short sales)(b)	Portfolio turnover rate (including short sales)(b)
U.S. Large Cap Core Plus Fund II
Class A
October 3, 2011(g) through June 30, 2012	$15.00	$0.07	$3.31	$3.38	$(0.04)	$(0.03)	$(0.07)	$18.31	22.60%	$61,309	1.70%	0.55%	5.66	48%	80%
Class C
October 3, 2011(g) through June 30, 2012	15.00	0.01	3.31	3.32	(0.02)	(0.03)	(0.05)	18.27	22.19	61,082	2.20	0.05	6.14	48	80
Institutional Class
October 3, 2011(g) through June 30, 2012	15.00	0.13	3.31	3.44	(0.06)	(0.03)	(0.09)	18.35	22.99	3,504,978	1.30	0.95	5.28	48	80
Select Class
October 3, 2011(g) through June 30, 2012	15.00	0.11	3.30	3.41	(0.05)	(0.03)	(0.08)	18.33	22.82	61,423	1.46	0.80	5.43	48	80

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2012.
(f)	The annualized net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.25% and 5.21%; for Class C are 1.75% and 5.68%; for Institutional Class are 0.85% and 4.83%; for Select Class are 1.00% and 4.98% for the period ended June 30, 2012.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-
	Classes Offered	Diversified
Equity Focus Fund	Class A, Class C, and Select Class	Non-Diversified
U.S. Large Cap Core Plus Fund II	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Equity Focus Fund is to seek long term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund II is to seek to provide a high total return from a portfolio of selected equity securities with a secondary focus on maximizing after-tax return.

The Equity Focus Fund commenced operations on July 29, 2011. Currently, the Fund is not publicly offered for investment.

The U.S. Large Cap Core Plus Fund II commenced operations on October 3, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report, date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

		Level 2	Level 3
	Level 1	Other significant	Significant
	Quoted prices	observable inputs	unobservable inputs	Total
Total Investments in Securities (a)	$3,091,857	$60,427	$—	$3,152,284

U.S. Large Cap Core Plus Fund II

		Level 2	Level 3
	Level 1	Other significant	Significant
	Quoted prices	observable inputs	unobservable inputs	Total
Total Investments in Securities (b)	$4,327,616	$—	$—	$4,327,616

Total Liabilities (a)	$(615,944)	$(5,955)	$—	$(621,899)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2012.

B. Futures Contracts — The U.S. Large Cap Core Plus Fund II uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures contracts activity during the period ended June 30, 2012:

	U.S. Large Cap
	Core Plus Fund II
Futures Contracts:
Average Notional Balance Long	$58,361	(a)
Ending Notional Balance Long	—

(a)	For the period October 3, 2011 through October 13, 2011.

C. Short Sales — The U.S Large Cap Core Plus Fund II engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The

Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2012, the U.S. Large Cap Core Plus Fund II had outstanding short sales as listed on its SOI.

D. Offering and Organization Costs — Total offering costs of approximately $29,000 for Equity Focus Fund and $37,000 for U.S. Large Cap Core Plus Fund II paid in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

		Accumulated
		Undistributed/	Accumulated
		(Overdistributed)	Net Realized
		Net Investment	Gain (Loss)
	Paid-in-Capital	Income	on Investments
Equity Focus Fund	$(107)	$107	$—
U.S. Large Cap Core Plus Fund II	(137)	175	(38)

The reclassifications for the Funds relate primarily to 12b-1 fees, distributions from investments in real estate investment trusts (U.S. Large Cap Core Plus Fund II) and short sale dividend in lieu (U.S. Large Cap Core Plus Fund II).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.65%
U.S. Large Cap Core Plus Fund II	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2012, the annualized effective rate of each Fund’s average daily net assets was 0.09%, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Equity Focus Fund	0.25%	0.75%
U.S. Large Cap Core Plus Fund II	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2012, the Distributor did not retain any front end sales charges or CDSCs.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional	Select
Equity Focus Fund	0.25%	0.25%	n/a	0.25%
U.S. Large Cap Core Plus Fund II	0.25	0.25	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional	Select Class
Equity Focus Fund	1.25%	1.75%	n/a	1.00%
U.S. Large Cap Core Plus Fund II	1.25	1.75	0.85%	1.00

The expense limitation agreements were in effect for the period ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012.

For the period ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Focus Fund	$10,842	$1,928	$5,477	$18,247	$87,740
U.S. Large Cap Core Plus Fund II	26,609	2,328	2,661	31,598	80,804

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the period ended June 30, 2012 was as follows:

Equity Focus Fund	$50

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$4,941,242	$2,067,934	$—	$—
U.S. Large Cap Core Plus Fund II	5,476,288	1,921,284	1,304,097	764,687

During the period ended June 30, 2012, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$2,932,591	$331,847	$112,154	$219,693
U.S. Large Cap Core Plus Fund II	3,660,910	680,497	13,791	666,706

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended June 30, 2012 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$5,437	$—	$5,437
U.S. Large Cap Core Plus Fund II	14,845	2,916	17,761

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Short-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$2,102	$(40,995)	$—	$219,693
U.S. Large Cap Core Plus Fund II	13,484	—	6	663,881

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation, post-October loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long term losses.

As of June 30, 2012, the following Fund had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Focus Fund	$40,995	$—

Net capital losses and specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of:

	Capital Losses
	Long-Term	Short-Term
Equity Focus Fund	$—	$17,993
U.S. Large Cap Core Plus Fund II	—	6,198

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ Advisor.

As of June 30, 2012, the U.S. Large Cap Core Plus Fund II pledged assets for securities sold short to UBS.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Equity Focus Fund and JPMorgan U.S. Large Cap Core Plus Fund II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Focus Fund (a separate fund of JPMorgan Trust I) at June 30, 2012, the results of its operations, the changes in its net assets and the financial highlights for the period July 29, 2011 (commencement of operations) through June 30, 2012, and the financial position of JPMorgan U.S. Large Cap Core Plus Fund II (a separate fund of JPMorgan Trust I)(hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the period October 3, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth- Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).
*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.
**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.
***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*	Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the tables below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A

Actual	$1,000.00	$1,123.80	$6.58	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,120.40	9.22	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Select
Actual	1,000.00	1,125.30	5.26	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Large Cap Core Plus Fund II
Class A
Actual	$1,000.00	$1,079.00	$8.89	1.71%
Hypothetical	1,000.00	1,016.36	8.57	1.71
Class C
Actual	1,000.00	1,076.00	11.47	2.21
Hypothetical	1,000.00	1,013.87	11.07	2.21
Institutional Class
Actual	1,000.00	1,081.30	6.82	1.31
Hypothetical	1,000.00	1,018.35	6.57	1.31
Select Class
Actual	1,000.00	1,080.10	7.59	1.46
Hypothetical	1,000.00	1,017.60	7.32	1.46

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year period June 30, 2012:

Dividends Received Deduction
Equity Focus Fund	100.00%
U.S. Large Cap Core Plus Fund II	100.00

Qualified Dividend Income (QDI)

For the fiscal period ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
Equity Focus Fund	$5,437
U.S. Large Cap Core Plus Fund II	14,845

Long-Term Capital Gain Designation – 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal period ended June 30, 2012:

Long-Term Capital Gain Distribution
U.S. Large Cap Core Plus Fund II	$2,916

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡ Social Security number and account balances

¡ transaction history and account transactions

¡ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2012

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and

mid-cap stocks. U.S. large-cap growth stocks outperformed

U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and benefited U.S. stocks. In addition, the U.S. Federal Reserve maintained its commitment to accommodative policies, which also helped support stock prices during the reporting period. However, the debt crisis in Europe continued to be a major source of uncertainty in capital markets and fears of systemic risk caused stock prices to decline during the third quarter of 2011 and the second quarter of 2012. Nonetheless, U.S. stocks gained during the reporting period, as the S&P 500 Index returned 5.45% for the twelve months ended June 30, 2012. U.S. small-cap stocks underperformed the broader U.S. stock market, as the Russell 2000 Index returned -2.08%. U.S. small-cap value stocks outperformed U.S. small-cap growth stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-6.78%
Russell 2000 Growth Index	-2.71%

Net Assets as of 6/30/2012 (In Thousands)	$336,001

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in DynaVox, Inc., Imris, Inc. and RealD, Inc. Shares of DynaVox, Inc. declined after the software and programming company lowered its expectations for fiscal 2012 net sales. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future demand for 3-D film.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Sourcefire, Inc. and Healthspring, Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment, benefited from better-than-expected first-quarter earnings. Shares of Sourcefire, Inc., a provider of cyber security, benefited from the company’s strong earnings and increased expectations for future revenue growth. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the consumer staples sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mellanox Technologies Ltd., (Israel)	1.6%
2.	National CineMedia, Inc.	1.6
3.	Insulet Corp.	1.6
4.	Lumber Liquidators Holdings, Inc.	1.4
5.	Carlisle Cos., Inc.	1.4
6.	Middleby Corp.	1.4
7.	Dril-Quip, Inc.	1.4
8.	Boingo Wireless, Inc.	1.4
9.	Acuity Brands, Inc.	1.3
10.	Acadia Healthcare Co., Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.5%
Health Care	20.5
Industrials	19.3
Consumer Discretionary	14.3
Financials	8.8
Energy	6.3
Telecommunication Services	1.4
Consumer Staples	0.9
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		(6.78)%	(0.10)%	5.41%
With Sales Charge*		(11.68)	(1.17)	4.84
CLASS B SHARES	5/19/97
Without CDSC		(7.27)	(0.66)	4.90
With CDSC**		(12.27)	(1.08)	4.90
CLASS C SHARES	1/7/98
Without CDSC		(7.23)	(0.66)	4.79
With CDSC***		(8.23)	(0.66)	4.79
SELECT CLASS SHARES	4/5/99	(6.40)	0.29	5.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-4.29%
Russell 2000 Index	-2.08%

Net Assets as of 6/30/2012 (In Thousands)	$406,590

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer cyclical and health services and systems sectors was the primary detractor from relative performance. The Fund’s stock selection in the basic materials and pharmaceutical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in GT Advanced Technologies, Inc., Five Star Quality Care, Inc. and Gentiva Health Services, Inc. Shares of GT Advanced Technologies, Inc., a provider of semiconductors to the solar industry, declined after the company lowered its full-year earnings guidance. Shares of Five Star Quality Care, Inc., an operator of senior living communities, declined due to potential skilled nursing rate cuts and concerns that the company’s secondary offering would dilute the value of the stock. Shares of Gentiva Health Services, Inc., a provider of home health services, declined on investors’ concerns about the impact to the company’s finances from lower reimbursements rates.

Individual contributors to relative performance included the Fund’s positions in Cirrus Logic, Inc., Inhibitex, Inc. and Pharmacyclics, Inc. Shares of Cirrus Logic, Inc., which develops analog and mixed-signal integrated circuits, gained on the company’s improving operating margins and positive forecast for future revenue growth. Shares of Inhibitex, Inc. gained after the announcement that the biopharmaceutical company would be acquired by Bristol-Myers Squibb. Shares of biotechnology company Pharmacyclics, Inc. benefited from investors’ enthusiasm surrounding the company’s drug ibrutinib.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pharmacyclics, Inc.	1.2%
2.	Omega Healthcare Investors, Inc.	1.0
3.	AmSurg Corp.	1.0
4.	Cabela’s, Inc.	1.0
5.	Portland General Electric Co.	1.0
6.	Deluxe Corp.	0.9
7.	Wabtec Corp.	0.9
8.	Alaska Air Group, Inc.	0.9
9.	Helen of Troy Ltd., (Bermuda)	0.8
10.	Cirrus Logic, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.2%
Industrials	15.6
Consumer Discretionary	15.2
Information Technology	14.6
Health Care	14.2
Energy	5.0
Materials	4.8
Consumer Staples	3.3
Utilities	3.3
Telecommunication Services	1.3
U.S. Treasury Obligation	0.4
Short-Term Investment	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(4.29)%	(0.59)%	5.77%

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.79%
Russell 2000 Index	-2.08%

Net Assets as of 6/30/2012 (In Thousands)	$2,442,031

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the consumer discretionary and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the health care and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Papa John’s International, Inc., TransDigm Group, Inc. and ProAssurance Corp. Shares of pizza restaurant operator Papa John’s International, Inc. gained after the company increased its expectations for 2011 earnings. Shares of TransDigm Group, Inc., an aerospace and defense company, benefited from the company’s strong quarterly results during the reporting period. Shares of insurer ProAssurance Corp. benefited from the company’s announced installment of a quarterly dividend and its strong earnings.

Individual detractors from relative performance included the Fund’s positions in Patterson-UTI Energy, Inc., Coventry Health Care, Inc. and Solera Holdings, Inc. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, declined after its estimates for its third-quarter revenue were lower than many investors had expected. Shares of Coventry Health Care, Inc. declined as the insurance company’s revenue was hurt by decreasing membership. Shares of Solera Holdings, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jarden Corp.	3.2%
2.	Silgan Holdings, Inc.	2.9
3.	Coventry Health Care, Inc.	2.7
4.	ProAssurance Corp.	2.4
5.	Papa John’s International, Inc.	2.1
6.	Waste Connections, Inc.	2.1
7.	Associated Banc-Corp.	2.1
8.	RBC Bearings, Inc.	1.8
9.	EastGroup Properties, Inc.	1.8
10.	American Eagle Outfitters, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.0%
Consumer Discretionary	21.0
Industrials	16.1
Materials	9.1
Information Technology	9.1
Health Care	8.1
Energy	5.9
Utilities	3.0
Consumer Staples	1.4
Telecommunication Services	0.1
Short-Term Investment	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		3.79%	4.87%	10.59%
With Sales Charge*		(1.65)	3.74	9.99
CLASS B SHARES	3/28/95
Without CDSC		3.26	4.35	10.08
With CDSC**		(1.74)	4.01	10.08
CLASS C SHARES	2/19/05
Without CDSC		3.26	4.35	9.97
With CDSC***		2.26	4.35	9.97
CLASS R2 SHARES	11/3/08	3.51	4.67	10.48
CLASS R5 SHARES	5/15/06	4.31	5.40	11.15
SELECT CLASS SHARES	5/7/96	4.09	5.18	11.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-6.59%
Russell 2000 Growth Index	-2.71%

Net Assets as of 6/30/2012 (In Thousands)	$821,520

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and materials and processing sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in DynaVox, Inc., Imris, Inc. and RealD, Inc. Shares of DynaVox, Inc. declined after the software and programming company lowered its expectations for fiscal 2012 net sales. Shares of Imris, Inc. declined after the medical-imaging technology company reported a higher-than-expected third-quarter loss. Shares of 3-D technology licensor provider RealD, Inc. declined due to the company’s disappointing earnings and concerns about the future demand for 3-D film.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Sourcefire, Inc. and Healthspring, Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment , benefited from better-than-expected first-quarter earnings. Shares of Sourcefire, Inc., a provider of cyber security, benefited from the company’s strong earnings and increased expectations for future revenue growth. Shares of insurance company Healthspring, Inc. increased after the announcement that Cigna Corporation, Inc. would acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mellanox Technologies Ltd., (Israel)	1.6%
2.	National CineMedia, Inc.	1.6
3.	Insulet Corp.	1.6
4.	Lumber Liquidators Holdings, Inc.	1.4
5.	Carlisle Cos., Inc.	1.4
6.	Middleby Corp.	1.4
7.	Dril-Quip, Inc.	1.4
8.	Boingo Wireless, Inc.	1.4
9.	Acuity Brands, Inc.	1.3
10.	Francesca’s Holdings Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Health Care	20.5
Industrials	19.5
Consumer Discretionary	14.3
Financials	8.9
Energy	6.3
Telecommunication Services	1.4
Consumer Staples	0.9
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		(6.59)%	2.02%	7.63%
With Sales Charge*		(11.46)	0.94	7.05
CLASS B SHARES	9/12/94
Without CDSC		(7.00)	1.42	7.06
With CDSC**		(12.00)	1.04	7.06
CLASS C SHARES	11/4/97
Without CDSC		(6.99)	1.45	6.98
With CDSC***		(7.99)	1.45	6.98
CLASS R2 SHARES	11/3/08	(6.80)	1.77	7.01
CLASS R6 SHARES	11/30/10	(6.14)	2.45	8.03
INSTITUTIONAL CLASS SHARES	2/19/05	(6.15)	2.44	8.02
SELECT CLASS SHARES	3/26/96	(6.29)	2.28	7.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.11%
Russell 2000 Value Index	-1.44%

Net Assets as of 6/30/2012 (In Thousands)	$617,066

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the software and services and consumer cyclical sectors was the primary contributor to relative performance. The Fund’s stock selection in the energy and telecommunications sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Harleysville Group, Inc., Conn’s, Inc. and Inhibitex, Inc. Shares of insurance company Harleysville Group, Inc. gained after the company announced its merger with Nationwide Insurance. Shares of retailer Conn’s, Inc. increased due to the company’s expansion into new categories and better-than-expected earnings per share guidance for fiscal 2012. Shares of Inhibitex, Inc. gained after the announcement that the biopharmaceutical company would be acquired by Bristol-Myers Squibb.

Individual detractors from relative performance included the Fund’s positions in School Specialty, Inc., Ashford Hospitality Trust, Inc. and Cal Dive International, Inc. Shares of education company School Specialty, Inc. declined due to lower earnings, hurt by diminished spending by school districts as result of uncertainty surrounding state budget funding levels. Shares of Ashford Hospitality Trust, Inc., a real estate operations company that focuses on hotels, declined amid concerns about weakening demand for hotels. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Capstead Mortgage Corp.	1.1%
2.	Worthington Industries, Inc.	1.1
3.	Anworth Mortgage Asset Corp.	1.1
4.	Universal Corp.	1.1
5.	DCT Industrial Trust, Inc.	1.0
6.	Ocwen Financial Corp.	1.0
7.	Central Garden & Pet Co., Class A	0.9
8.	Portland General Electric Co.	0.9
9.	NorthWestern Corp.	0.9
10.	Laclede Group, Inc. (The)	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	34.4%
Industrials	13.1
Information Technology	12.1
Consumer Discretionary	11.9
Utilities	6.8
Materials	5.4
Health Care	5.2
Energy	4.3
Consumer Staples	3.8
Others (each less than 1.0%)	1.0
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		(0.36)%	(0.07)%	6.39%
With Sales Charge*		(5.58)	(1.15)	5.82
CLASS B SHARES	1/27/95
Without CDSC		(1.01)	(0.70)	5.83
With CDSC**		(6.01)	(1.12)	5.83
CLASS C SHARES	3/22/99
Without CDSC		(0.96)	(0.68)	5.70
With CDSC***		(1.96)	(0.68)	5.70
CLASS R2 SHARES	11/3/08	(0.64)	(0.33)	6.10
CLASS R5 SHARES	5/15/06	(0.03)	0.27	6.71
CLASS R6 SHARES	2/22/05	0.02	0.30	6.76
SELECT CLASS SHARES	1/27/95	(0.11)	0.17	6.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-2.59%
Russell 2000 Index	-2.08%

Net Assets as of 6/30/2012 (In Thousands)	$69,959

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

There was a portfolio management change during the reporting period. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2012. The Fund’s stock selection in the health services and systems and systems hardware sectors was the primary detractor from relative performance. The Fund’s stock selection in the consumer cyclical and retail sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in TeleNav, Inc., Cal Dive International, Inc. and Affymetrix, Inc. Shares of TeleNav, Inc. declined after the communication services company issued lower-than-expected earnings guidance for 2012. Cal Dive International, Inc. provides well services and equipment to the offshore oil and natural gas industry. The stock declined amid concerns that slowing economic growth would diminish demand for oil services in the Gulf of Mexico. Shares of Affymetrix, Inc., which provides scientific and technical instruments, declined after the company preannounced a disappointing forecast for its second-quarter revenue, as well as growing concerns over potential budget cuts by the National Institutes of Health.

Individual contributors to relative performance included the Fund’s positions in Pharmasset Inc., Manhattan Associates, Inc. and Arctic Cat, Inc. Shares of biotechnology company Pharmasset Inc. increased after the announcement that it would be acquired by Gilead Sciences, Inc. Shares of Manhattan Associates, Inc. increased after the software and programming company raised its fiscal 2011 earnings per share guidance. Shares of Arctic Cat, Inc., an auto and truck manufacturer, gained as investors reacted positively to the company’s announced stock buyback from Suzuki Motor Corporation.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Medicis Pharmaceutical Corp., Class A	1.3%
2.	Manhattan Associates, Inc.	1.2
3.	Minerals Technologies, Inc.	1.1
4.	Universal Corp.	1.1
5.	Coresite Realty Corp.	1.0
6.	NorthWestern Corp.	1.0
7.	Dillard’s, Inc., Class A	1.0
8.	Biglari Holdings, Inc.	1.0
9.	Coinstar, Inc.	0.9
10.	JAKKS Pacific, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.1%
Information Technology	15.8
Consumer Discretionary	14.6
Industrials	14.5
Health Care	13.0
Energy	5.7
Materials	4.8
Consumer Staples	4.1
Utilities	3.5
Telecommunication Services	0.6
U.S. Treasury Obligation	0.3
Short-Term Investment	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2012. The Fund’s composition is subject to change.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		(2.92)%	0.30%	5.95%
With Sales Charge*		(8.03)	(0.78)	5.38
CLASS C SHARES	11/1/07
Without CDSC		(3.52)	(0.18)	5.70
With CDSC**		(4.52)	(0.18)	5.70
CLASS R2 SHARES	11/1/11	(3.03)	0.27	5.94
CLASS R6 SHARES	11/1/11	(2.62)	0.73	6.27
INSTITUTIONAL CLASS SHARES	11/4/93	(2.59)	0.74	6.27
SELECT CLASS SHARES	9/10/01	(2.79)	0.55	6.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/02 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2002 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 14.3%
	Automobiles — 0.6%
60	Tesla Motors, Inc. (a)	1,889

	Diversified Consumer Services — 0.4%
44	Sotheby’s	1,462

	Hotels, Restaurants & Leisure — 3.8%
79	Bally Technologies, Inc. (a)	3,668
48	BJ’s Restaurants, Inc. (a)	1,818
146	Bravo Brio Restaurant Group, Inc. (a)	2,608
442	Morgans Hotel Group Co. (a)	2,078
318	Scientific Games Corp., Class A (a)	2,722

		12,894

	Internet & Catalog Retail — 0.7%
106	HomeAway, Inc. (a)	2,309

	Leisure Equipment & Products — 1.1%
55	Arctic Cat, Inc. (a)	2,007
71	Brunswick Corp.	1,571

		3,578

	Media — 2.3%
345	National CineMedia, Inc.	5,237
231	ReachLocal, Inc. (a)	2,544

		7,781

	Specialty Retail — 3.7%
162	Francesca’s Holdings Corp. (a)	4,375
141	Lumber Liquidators Holdings, Inc. (a)	4,761
135	rue21, Inc. (a)	3,395

		12,531

	Textiles, Apparel & Luxury Goods — 1.7%
145	Vera Bradley, Inc. (a)	3,056
63	Wolverine World Wide, Inc.	2,450

		5,506

	Total Consumer Discretionary	47,950

	Consumer Staples — 0.8%
	Food & Staples Retailing — 0.8%
54	Fresh Market, Inc. (The) (a)	2,875

	Energy — 6.3%
	Energy Equipment & Services — 2.7%
70	Dril-Quip, Inc. (a)	4,592
122	Forum Energy Technologies, Inc. (a)	2,408
108	Superior Energy Services, Inc. (a)	2,181

		9,181

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.6%
84	Laredo Petroleum Holdings, Inc. (a)	1,753
541	Magnum Hunter Resources Corp. (a)	2,262
126	Oasis Petroleum, Inc. (a)	3,053
88	PDC Energy, Inc. (a)	2,156
73	Rosetta Resources, Inc. (a)	2,691

		11,915

	Total Energy	21,096

	Financials — 8.8%
	Capital Markets — 4.6%
33	Affiliated Managers Group, Inc. (a)	3,633
67	Cohen & Steers, Inc. (c)	2,321
165	Financial Engines, Inc. (a)	3,546
370	PennantPark Investment Corp.	3,830
66	Stifel Financial Corp. (a)	2,033

		15,363

	Commercial Banks — 0.8%
46	Signature Bank (a)	2,789

	Insurance — 0.6%
69	Amtrust Financial Services, Inc.	2,035

	Real Estate Investment Trusts (REITs) — 2.2%
38	BRE Properties, Inc.	1,911
160	Douglas Emmett, Inc. (m)	3,705
31	Home Properties, Inc.	1,890

		7,506

	Real Estate Management & Development — 0.6%
50	Zillow, Inc., Class A (a)	1,920

	Total Financials	29,613

	Health Care — 20.5%
	Biotechnology — 5.2%
64	Acorda Therapeutics, Inc. (a)	1,508
129	Aegerion Pharmaceuticals, Inc. (a)	1,921
134	Ariad Pharmaceuticals, Inc. (a)	2,308
79	AVEO Pharmaceuticals, Inc. (a)	963
85	Cubist Pharmaceuticals, Inc. (a)	3,208
200	Halozyme Therapeutics, Inc. (a)	1,770
44	Onyx Pharmaceuticals, Inc. (a)	2,907
230	Synta Pharmaceuticals Corp. (a)	1,259
218	Threshold Pharmaceuticals, Inc. (a)	1,613

		17,457

	Health Care Equipment & Supplies — 6.7%
298	DynaVox, Inc., Class A (a)	334
559	Imris, Inc., (Canada) (a)	1,683

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
245	Insulet Corp. (a) (c)	5,227
107	Masimo Corp. (a)	2,385
279	MELA Sciences, Inc. (a)	910
248	Novadaq Technologies, Inc., (Canada) (a)	1,652
345	Syneron Medical Ltd., (Israel) (a)	3,585
159	Tornier N.V., (Netherlands) (a)	3,568
923	Unilife Corp. (a)	3,119

		22,463

	Health Care Providers & Services — 4.0%
250	Acadia Healthcare Co., Inc. (a)	4,387
217	Emeritus Corp. (a)	3,649
111	Health Net, Inc. (a)	2,683
52	WellCare Health Plans, Inc. (a)	2,761

		13,480

	Health Care Technology — 0.8%
191	Omnicell, Inc. (a)	2,796

	Life Sciences Tools & Services — 1.6%
217	Bruker Corp. (a)	2,889
158	Fluidigm Corp. (a)	2,374

		5,263

	Pharmaceuticals — 2.2%
77	Impax Laboratories, Inc. (a)	1,565
261	Nektar Therapeutics (a)	2,103
132	Sagent Pharmaceuticals, Inc. (a)	2,392
57	ViroPharma, Inc. (a)	1,361

		7,421

	Total Health Care	68,880

	Industrials — 19.3%
	Aerospace & Defense — 1.0%
90	HEICO Corp.	3,558

	Building Products — 3.3%
73	Armstrong World Industries, Inc.	3,604
127	Simpson Manufacturing Co., Inc. (c)	3,761
124	Trex Co., Inc. (a)	3,736

		11,101

	Commercial Services & Supplies — 1.1%
65	Clean Harbors, Inc. (a)	3,667

	Electrical Equipment — 1.3%
87	Acuity Brands, Inc.	4,426

	Industrial Conglomerates — 1.4%
89	Carlisle Cos., Inc.	4,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.6%
50	Graco, Inc.	2,326
47	Middleby Corp. (a)	4,661
144	Rexnord Corp. (a)	2,894
120	Titan International, Inc.	2,946
32	Wabtec Corp.	2,531

		15,358

	Professional Services — 0.9%
118	Mistras Group, Inc. (a)	3,113

	Road & Rail — 2.4%
177	Marten Transport Ltd.	3,772
97	Old Dominion Freight Line, Inc. (a)	4,180

		7,952

	Trading Companies & Distributors — 3.3%
43	MSC Industrial Direct Co., Inc., Class A	2,818
251	Rush Enterprises, Inc., Class A (a)	4,096
55	Watsco, Inc.	4,094

		11,008

	Total Industrials	64,902

	Information Technology — 26.5%
	Communications Equipment — 1.0%
222	Aruba Networks, Inc. (a)	3,342

	Computers & Peripherals — 0.8%
125	Fusion-io, Inc. (a)	2,618

	Electronic Equipment, Instruments & Components — 0.3%
58	Audience, Inc. (a)	1,122

	Internet Software & Services — 5.7%
109	Bazaarvoice, Inc. (a)	1,975
173	Cornerstone OnDemand, Inc. (a)	4,109
142	DealerTrack Holdings, Inc. (a)	4,278
55	Demandware, Inc. (a)	1,310
238	Envestnet, Inc. (a)	2,854
55	OpenTable, Inc. (a)	2,453
47	Rackspace Hosting, Inc. (a)	2,061

		19,040

	IT Services — 1.2%
295	ServiceSource International, Inc. (a)	4,085

	Semiconductors & Semiconductor Equipment — 5.2%
90	Cavium, Inc. (a)	2,509
64	Cymer, Inc. (a)	3,781
56	Hittite Microwave Corp. (a)	2,873
307	Inphi Corp. (a)	2,909

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
74	Mellanox Technologies Ltd., (Israel) (a)	5,254

		17,326

	Software — 12.3%
105	BroadSoft, Inc. (a)	3,032
48	CommVault Systems, Inc. (a)	2,374
63	Concur Technologies, Inc. (a) (c)	4,311
134	Fortinet, Inc. (a)	3,111
63	Imperva, Inc. (a)	1,801
140	Infoblox, Inc. (a)	3,212
63	NetSuite, Inc. (a)	3,434
101	Parametric Technology Corp. (a)	2,121
132	RealPage, Inc. (a)	3,060
81	SolarWinds, Inc. (a)	3,515
64	Sourcefire, Inc. (a)	3,289
44	Splunk, Inc. (a)	1,245
320	Take-Two Interactive Software, Inc. (a)	3,031
129	TIBCO Software, Inc. (a)	3,874

		41,410

	Total Information Technology	88,943

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
391	Boingo Wireless, Inc. (a)	4,540

	Total Common Stocks (Cost $285,552)	328,799

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
51	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
6,703	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (Cost $6,703)	6,703

Investment of Cash Collateral for Securities on Loan — 0.9%
	Investment Company — 0.9%
2,971	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $2,971)	2,971

	Total Investments — 100.7% (Cost $295,226)	338,473
	Liabilities in Excess of Other Assets — (0.7)%	(2,472)

	NET ASSETS — 100.0%	$336,001

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 15.0%
	Auto Components — 0.4%
30	Cooper Tire & Rubber Co.	533
83	Standard Motor Products, Inc.	1,172

		1,705

	Distributors — 0.3%
144	VOXX International Corp. (a)	1,346

	Diversified Consumer Services — 0.7%
79	Bridgepoint Education, Inc. (a)	1,720
10	Capella Education Co. (a)	334
15	Carriage Services, Inc.	124
5	Coinstar, Inc. (a)	364
98	Corinthian Colleges, Inc. (a)	282
10	Mac-Gray Corp.	138

		2,962

	Hotels, Restaurants & Leisure — 2.6%
84	Ameristar Casinos, Inc.	1,500
3	Biglari Holdings, Inc. (a)	1,198
11	Cracker Barrel Old Country Store, Inc.	691
25	DineEquity, Inc. (a)	1,129
87	Domino’s Pizza, Inc.	2,702
84	Multimedia Games Holding Co., Inc. (a)	1,181
110	Ruth’s Hospitality Group, Inc. (a)	724
121	Sonic Corp. (a)	1,215

		10,340

	Household Durables — 2.1%
67	American Greetings Corp., Class A	977
1	CSS Industries, Inc.	10
99	Helen of Troy Ltd., (Bermuda) (a)	3,365
14	Jarden Corp.	576
116	KB Home	1,136
15	Libbey, Inc. (a)	224
33	Lifetime Brands, Inc.	415
20	MDC Holdings, Inc.	637
98	Standard Pacific Corp. (a)	605
19	Tempur-Pedic International, Inc. (a)	452

		8,397

	Internet & Catalog Retail — 0.0% (g)
41	Orbitz Worldwide, Inc. (a)	148

	Leisure Equipment & Products — 0.7%
5	Arctic Cat, Inc. (a)	165
58	JAKKS Pacific, Inc.	922
63	LeapFrog Enterprises, Inc. (a)	642
81	Smith & Wesson Holding Corp. (a)	671

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
10	Sturm Ruger & Co., Inc.	414

		2,814

	Media — 1.2%
106	Carmike Cinemas, Inc. (a)	1,550
114	Entercom Communications Corp., Class A (a)	683
90	Journal Communications, Inc., Class A (a)	465
12	Knology, Inc. (a)	232
138	LIN TV Corp., Class A (a)	416
184	Sinclair Broadcast Group, Inc., Class A	1,663

		5,009

	Multiline Retail — 0.7%
45	Dillard’s, Inc., Class A	2,859

	Specialty Retail — 4.1%
119	Aeropostale, Inc. (a) (m)	2,118
105	Cabela’s, Inc. (a)	3,966
160	Conn’s, Inc. (a)	2,371
28	Cost Plus, Inc. (a)	614
98	Express, Inc. (a)	1,782
51	Finish Line, Inc. (The), Class A	1,075
7	Kirkland’s, Inc. (a)	76
260	OfficeMax, Inc. (a)	1,317
72	Rent-A-Center, Inc.	2,443
33	Select Comfort Corp. (a)	690
12	Tilly’s, Inc., Class A (a)	193

		16,645

	Textiles, Apparel & Luxury Goods — 2.2%
17	G-III Apparel Group Ltd. (a)	398
131	Iconix Brand Group, Inc. (a)	2,282
104	Maidenform Brands, Inc. (a)	2,070
18	Oxford Industries, Inc.	791
58	Perry Ellis International, Inc. (a)	1,199
29	Skechers U.S.A., Inc., Class A (a)	595
23	Steven Madden Ltd. (a)	724
33	Vera Bradley, Inc. (a)	704

		8,763

	Total Consumer Discretionary	60,988

	Consumer Staples — 3.3%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	469

	Food & Staples Retailing — 1.5%
36	Andersons, Inc. (The)	1,527
22	Nash Finch Co.	473
152	Spartan Stores, Inc.	2,750

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food & Staples Retailing — Continued
181	SUPERVALU, Inc.	937
11	Village Super Market, Inc., Class A	355

		6,042

	Food Products — 0.9%
42	B&G Foods, Inc.	1,125
36	Darling International, Inc. (a)	592
72	Diamond Foods, Inc.	1,276
20	Fresh Del Monte Produce, Inc.	458

		3,451

	Personal Products — 0.8%
15	Elizabeth Arden, Inc. (a)	590
61	Prestige Brands Holdings, Inc. (a)	960
29	Revlon, Inc., Class A (a)	411
33	USANA Health Sciences, Inc. (a)	1,365

		3,326

	Total Consumer Staples	13,288

	Energy — 5.0%
	Energy Equipment & Services — 1.7%
20	C&J Energy Services, Inc. (a)	368
6	Cal Dive International, Inc. (a)	17
65	Forum Energy Technologies, Inc. (a)	1,280
51	Gulfmark Offshore, Inc., Class A (a)	1,746
66	Helix Energy Solutions Group, Inc. (a)	1,077
18	Lufkin Industries, Inc.	994
11	Matrix Service Co. (a)	124
1	Newpark Resources, Inc. (a)	7
69	Superior Energy Services, Inc. (a)	1,397

		7,010

	Oil, Gas & Consumable Fuels — 3.3%
13	Alon USA Energy, Inc.	107
3	Apco Oil and Gas International, Inc.	54
14	Bonanza Creek Energy, Inc. (a)	238
92	Callon Petroleum Co. (a)	394
25	Clayton Williams Energy, Inc. (a)	1,229
19	Cloud Peak Energy, Inc. (a)	328
18	Delek U.S. Holdings, Inc.	317
61	Energy XXI Bermuda Ltd., (Bermuda)	1,898
66	EXCO Resources, Inc.	502
14	Georesources, Inc. (a)	527
37	Gulfport Energy Corp. (a)	763
65	McMoRan Exploration Co. (a)	825
43	Miller Energy Resources, Inc. (a)	213
40	Renewable Energy Group, Inc. (a)	293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
23	Saratoga Resources, Inc. (a)	136
108	VAALCO Energy, Inc. (a)	932
104	W&T Offshore, Inc.	1,591
68	Warren Resources, Inc. (a)	163
94	Western Refining, Inc.	2,089
16	World Fuel Services Corp.	593

		13,192

	Total Energy	20,202

	Financials — 21.0%
	Capital Markets — 0.6%
92	BGC Partners, Inc., Class A	540
87	Cowen Group, Inc., Class A (a)	231
18	Gladstone Capital Corp.	144
62	Knight Capital Group, Inc., Class A (a)	745
28	Manning & Napier, Inc.	392
14	Piper Jaffray Cos. (a)	323
8	Prospect Capital Corp.	86
39	SWS Group, Inc. (a)	207

		2,668

	Commercial Banks — 5.9%
2	Alliance Financial Corp.	76
19	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	405
72	BBCN Bancorp, Inc. (a)	779
7	Bridge Bancorp, Inc.	175
6	Cascade Bancorp (a)	37
42	Cathay General Bancorp	692
8	Center Bancorp, Inc.	90
24	Citizens & Northern Corp.	461
38	Citizens Republic Bancorp, Inc. (a)	649
20	City Holding Co.	681
28	Community Bank System, Inc.	762
8	Community Trust Bancorp, Inc.	278
20	East West Bancorp, Inc.	474
2	Enterprise Financial Services Corp.	19
26	Financial Institutions, Inc.	432
16	First Busey Corp.	78
311	First Commonwealth Financial Corp.	2,092
31	First Community Bancshares, Inc.	444
39	First Financial Bancorp	616
24	First Merchants Corp.	295
26	First Niagara Financial Group, Inc.	199
79	FNB Corp.	853
183	Hanmi Financial Corp. (a)	1,919

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
4	Heartland Financial USA, Inc.	91
24	Huntington Bancshares, Inc.	155
6	Iberiabank Corp.	303
20	International Bancshares Corp.	394
14	Lakeland Bancorp, Inc.	144
11	Lakeland Financial Corp.	295
22	MainSource Financial Group, Inc.	261
20	MetroCorp Bancshares, Inc. (a)	214
8	National Bankshares, Inc. (c)	226
11	NBT Bancorp, Inc.	237
66	Oriental Financial Group, Inc.	733
30	PacWest Bancorp	698
35	Park Sterling Corp. (a)	166
16	Peoples Bancorp, Inc.	354
52	Pinnacle Financial Partners, Inc. (a)	1,018
15	Preferred Bank (a)	203
13	Prosperity Bancshares, Inc.	542
3	Renasant Corp.	53
9	Republic Bancorp, Inc., Class A	198
30	Sierra Bancorp	296
13	Southside Bancshares, Inc.	294
83	Southwest Bancorp, Inc. (a)	785
73	Susquehanna Bancshares, Inc.	754
12	SVB Financial Group (a)	693
14	WesBanco, Inc.	306
23	West Bancorp, Inc.	220
360	Wilshire Bancorp, Inc. (a)	1,972

		24,111

	Consumer Finance — 2.2%
62	Cash America International, Inc.	2,726
101	DFC Global Corp. (a)	1,860
40	Nelnet, Inc., Class A	927
50	World Acceptance Corp. (a)	3,316

		8,829

	Diversified Financial Services — 0.7%
155	PHH Corp. (a)	2,715

	Insurance — 2.3%
227	American Equity Investment Life Holding Co.	2,494
24	American Safety Insurance Holdings Ltd. (a)	448
40	Aspen Insurance Holdings Ltd., (Bermuda)	1,144
290	CNO Financial Group, Inc.	2,263
34	Flagstone Reinsurance Holdings S.A., (Luxembourg)	269
9	Horace Mann Educators Corp.	161
60	Meadowbrook Insurance Group, Inc.	527

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
8	Montpelier Re Holdings Ltd., (Bermuda)	160
96	National Financial Partners Corp. (a)	1,289
28	Selective Insurance Group, Inc.	495

		9,250

	Real Estate Investment Trusts (REITs) — 8.3%
5	Agree Realty Corp.	117
24	American Campus Communities, Inc.	1,071
425	Anworth Mortgage Asset Corp.	2,995
93	Ashford Hospitality Trust, Inc.	780
54	Associated Estates Realty Corp.	801
80	CapLease, Inc.	333
240	Capstead Mortgage Corp.	3,344
78	CBL & Associates Properties, Inc.	1,530
42	Chesapeake Lodging Trust	716
18	Colonial Properties Trust	403
62	Coresite Realty Corp.	1,611
157	DCT Industrial Trust, Inc.	986
51	DDR Corp.	748
17	EastGroup Properties, Inc.	906
140	Education Realty Trust, Inc.	1,549
229	First Industrial Realty Trust, Inc. (a)	2,885
47	Glimcher Realty Trust	475
8	Home Properties, Inc.	509
33	LaSalle Hotel Properties	973
272	Lexington Realty Trust	2,306
21	LTC Properties, Inc.	766
8	Mission West Properties, Inc.	66
187	Omega Healthcare Investors, Inc.	4,205
17	Parkway Properties, Inc.	196
115	Pennsylvania Real Estate Investment Trust	1,729
13	PS Business Parks, Inc.	867
15	Ramco-Gershenson Properties Trust	191
12	Senior Housing Properties Trust	278
8	Sun Communities, Inc.	345

		33,681

	Thrifts & Mortgage Finance — 1.0%
16	BankFinancial Corp.	117
12	BofI Holding, Inc. (a)	245
17	Dime Community Bancshares, Inc.	226
15	OceanFirst Financial Corp.	221
171	Ocwen Financial Corp. (a)	3,206
35	Trustco Bank Corp.	192

		4,207

	Total Financials	85,461

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 14.1%
	Biotechnology — 5.3%
186	Achillion Pharmaceuticals, Inc. (a) (m)	1,151
51	Acorda Therapeutics, Inc. (a) (m)	1,204
36	Affymax, Inc. (a)	469
156	Ariad Pharmaceuticals, Inc. (a)	2,676
52	BioCryst Pharmaceuticals, Inc. (a) (c)	209
38	Celldex Therapeutics, Inc. (a)	195
74	ChemoCentryx, Inc. (a)	1,105
72	Genomic Health, Inc. (a)	2,418
102	Halozyme Therapeutics, Inc. (a)	904
72	Incyte Corp., Ltd. (a)	1,623
27	Ironwood Pharmaceuticals, Inc. (a)	378
20	Medivation, Inc. (a)	1,837
65	Momenta Pharmaceuticals, Inc. (a)	883
86	Pharmacyclics, Inc. (a)	4,675
50	Progenics Pharmaceuticals, Inc. (a)	487
11	Raptor Pharmaceutical Corp. (a)	61
87	Spectrum Pharmaceuticals, Inc. (a)	1,347

		21,622

	Health Care Equipment & Supplies — 2.8%
113	Cantel Medical Corp.	3,068
53	DynaVox, Inc., Class A (a)	59
107	Greatbatch, Inc. (a)	2,425
54	Insulet Corp. (a)	1,154
61	Invacare Corp.	937
39	Orthofix International N.V., (Netherlands) (a)	1,596
25	PhotoMedex, Inc. (a)	300
231	RTI Biologics, Inc. (a)	867
21	Sirona Dental Systems, Inc. (a)	923

		11,329

	Health Care Providers & Services — 3.9%
47	Almost Family, Inc. (a)	1,043
134	AmSurg Corp. (a)	4,003
98	Five Star Quality Care, Inc. (a)	301
63	HMS Holdings Corp. (a)	2,102
217	Metropolitan Health Networks, Inc. (a)	2,073
38	Molina Healthcare, Inc. (a)	891
24	Owens & Minor, Inc.	738
249	Skilled Healthcare Group, Inc., Class A (a)	1,566
116	Sun Healthcare Group, Inc. (a)	972
19	Triple-S Management Corp., Class B (a)	338
36	WellCare Health Plans, Inc. (a)	1,887

		15,914

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.8%
19	Computer Programs & Systems, Inc.	1,087
142	MedAssets, Inc. (a)	1,913

		3,000

	Life Sciences Tools & Services — 0.1%
45	Cambrex Corp. (a)	426

	Pharmaceuticals — 1.2%
62	Impax Laboratories, Inc. (a)	1,265
24	Jazz Pharmaceuticals plc, (Ireland) (a)	1,071
18	Medicis Pharmaceutical Corp., Class A	622
25	Par Pharmaceutical Cos., Inc. (a)	896
13	Salix Pharmaceuticals Ltd. (a)	724
16	ViroPharma, Inc. (a)	372

		4,950

	Total Health Care	57,241

	Industrials — 15.5%
	Aerospace & Defense — 1.9%
12	Ceradyne, Inc.	295
7	Curtiss-Wright Corp.	217
30	Esterline Technologies Corp. (a)	1,852
231	GenCorp, Inc. (a)	1,501
41	LMI Aerospace, Inc. (a)	718
58	Triumph Group, Inc.	3,286

		7,869

	Air Freight & Logistics — 0.6%
44	Atlas Air Worldwide Holdings, Inc. (a)	1,932
20	Park-Ohio Holdings Corp. (a)	382

		2,314

	Airlines — 1.3%
101	Alaska Air Group, Inc. (a)	3,608
13	Hawaiian Holdings, Inc. (a)	85
144	Republic Airways Holdings, Inc. (a)	798
63	U.S. Airways Group, Inc. (a)	837

		5,328

	Building Products — 0.0% (g)
6	Gibraltar Industries, Inc. (a)	62

	Commercial Services & Supplies — 3.1%
13	Asset Acceptance Capital Corp. (a)	86
460	Cenveo, Inc. (a)	887
7	Courier Corp.	95
149	Deluxe Corp.	3,711
107	Encore Capital Group, Inc. (a)	3,166
14	Herman Miller, Inc.	258

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — Continued
63	Knoll, Inc.	848
14	Portfolio Recovery Associates, Inc. (a)	1,232
83	Quad/Graphics, Inc.	1,191
10	Team, Inc. (a)	312
7	UniFirst Corp.	427
22	United Stationers, Inc.	580

		12,793

	Construction & Engineering — 0.8%
14	Argan, Inc.	196
59	EMCOR Group, Inc.	1,639
63	MasTec, Inc. (a)	943
14	Michael Baker Corp. (a)	352
18	Tutor Perini Corp. (a)	229

		3,359

	Electrical Equipment — 1.7%
33	Acuity Brands, Inc. (m)	1,685
38	EnerSys (a)	1,343
32	Generac Holdings, Inc. (a)	780
47	Regal-Beloit Corp.	2,932

		6,740

	Industrial Conglomerates — 0.1%
5	Standex International Corp.	213

	Machinery — 3.8%
65	Actuant Corp., Class A (m)	1,757
31	Barnes Group, Inc.	751
26	Columbus McKinnon Corp. (a)	386
74	EnPro Industries, Inc. (a)	2,758
83	Federal Signal Corp. (a)	485
5	FreightCar America, Inc.	108
35	Kadant, Inc. (a)	811
16	LB Foster Co., Class A	466
10	NACCO Industries, Inc., Class A	1,186
52	NN, Inc. (a)	533
6	Proto Labs, Inc. (a)	170
20	Rexnord Corp. (a)	397
14	Robbins & Myers, Inc.	590
51	Trimas Corp. (a)	1,027
47	Wabtec Corp.	3,690
6	Watts Water Technologies, Inc., Class A	207

		15,322

	Professional Services — 0.2%
10	GP Strategies Corp. (a)	187
30	Kelly Services, Inc., Class A	389

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — Continued
5	RPX Corp. (a)	73
7	VSE Corp.	171

		820

	Road & Rail — 0.7%
13	Avis Budget Group, Inc. (a)	204
8	Dollar Thrifty Automotive Group, Inc. (a)	631
117	Quality Distribution, Inc. (a)	1,294
82	Swift Transportation Co. (a)	774

		2,903

	Trading Companies & Distributors — 1.1%
44	Applied Industrial Technologies, Inc.	1,610
18	Beacon Roofing Supply, Inc. (a)	441
9	Interline Brands, Inc. (a)	231
22	MRC Global, Inc. (a)	470
55	SeaCube Container Leasing Ltd.	944
18	United Rentals, Inc. (a)	596

		4,292

	Transportation Infrastructure — 0.2%
70	Wesco Aircraft Holdings, Inc. (a)	886

	Total Industrials	62,901

	Information Technology — 14.4%
	Communications Equipment — 1.4%
128	Arris Group, Inc. (a)	1,776
66	Aviat Networks, Inc. (a)	185
38	Black Box Corp.	1,093
35	CalAmp Corp. (a)	254
22	Comtech Telecommunications Corp.	614
11	NETGEAR, Inc. (a)	390
12	Oplink Communications, Inc. (a)	156
27	Plantronics, Inc.	902
48	Polycom, Inc. (a)	501

		5,871

	Computers & Peripherals — 0.3%
25	Fusion-io, Inc. (a)	512
18	Imation Corp. (a)	103
16	Synaptics, Inc. (a)	458
31	Xyratex Ltd., (United Kingdom)	351

		1,424

	Electronic Equipment, Instruments & Components — 1.5%
21	Audience, Inc. (a)	413
8	Brightpoint, Inc. (a)	44
10	FEI Co. (a)	464

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
25	Insight Enterprises, Inc. (a)	422
27	Key Tronic Corp. (a)	222
13	Littelfuse, Inc.	762
6	Measurement Specialties, Inc. (a)	208
37	Newport Corp. (a)	446
10	Plexus Corp. (a)	293
45	RadiSys Corp. (a)	283
64	SYNNEX Corp. (a)	2,204
34	TTM Technologies, Inc. (a)	321

		6,082

	Internet Software & Services — 1.0%
54	Active Network, Inc. (The) (a) (m)	836
16	Bazaarvoice, Inc. (a)	288
13	Demandware, Inc. (a)	315
10	ExactTarget, Inc. (a)	216
560	United Online, Inc.	2,362

		4,017

	IT Services — 2.1%
43	CACI International, Inc., Class A (a)	2,349
18	CSG Systems International, Inc. (a)	318
19	Gartner, Inc. (a)	814
37	Global Cash Access Holdings, Inc. (a)	265
11	ManTech International Corp., Class A	258
10	MAXIMUS, Inc.	538
19	TeleTech Holdings, Inc. (a)	304
18	Unisys Corp. (a)	358
27	Vantiv, Inc., Class A (a)	633
37	VeriFone Systems, Inc. (a)	1,228
21	Wright Express Corp. (a)	1,315

		8,380

	Semiconductors & Semiconductor Equipment — 3.9%
131	Amkor Technology, Inc. (a)	637
36	Brooks Automation, Inc.	341
112	Cirrus Logic, Inc. (a)	3,359
113	Entegris, Inc. (a)	962
59	Entropic Communications, Inc. (a)	333
352	GT Advanced Technologies, Inc. (a)	1,858
27	Integrated Silicon Solution, Inc. (a)	276
47	Intermolecular, Inc. (a)	364
348	Kulicke & Soffa Industries, Inc. (a)	3,105
65	Lattice Semiconductor Corp. (a)	245
9	M/A-COM Technology Solutions Holdings, Inc. (a)	174
21	Micrel, Inc.	196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
37	Photronics, Inc. (a)	224
148	PMC-Sierra, Inc. (a)	907
103	Skyworks Solutions, Inc. (a)	2,816

		15,797

	Software — 4.2%
39	Actuate Corp. (a) (m)	267
133	Aspen Technology, Inc. (a)	3,083
36	Ebix, Inc. (c)	726
33	Envivio, Inc. (a)	212
66	Glu Mobile, Inc. (a)	367
8	Guidewire Software, Inc. (a)	214
4	Imperva, Inc. (a)	107
19	Infoblox, Inc. (a)	429
110	JDA Software Group, Inc. (a)	3,263
7	Jive Software, Inc. (a)	141
9	Manhattan Associates, Inc. (a)	430
18	Monotype Imaging Holdings, Inc. (a)	307
21	Netscout Systems, Inc. (a)	442
48	Parametric Technology Corp. (a)	996
30	Progress Software Corp. (a)	618
5	Proofpoint, Inc. (a)	88
41	Quest Software, Inc. (a)	1,128
8	Rovi Corp. (a)	163
25	SS&C Technologies Holdings, Inc. (a)	625
110	Take-Two Interactive Software, Inc. (a)	1,036
56	TeleNav, Inc. (a)	341
23	TIBCO Software, Inc. (a)	697
31	VirnetX Holding Corp. (a)	1,107
24	Websense, Inc. (a)	453

		17,240

	Total Information Technology	58,811

	Materials — 4.7%
	Chemicals — 1.9%
5	FutureFuel Corp.	50
63	Georgia Gulf Corp.	1,617
29	H.B. Fuller Co.	887
6	Innospec, Inc. (a)	181
41	Koppers Holdings, Inc.	1,397
75	Omnova Solutions, Inc. (a)	563
62	PolyOne Corp.	850
46	Solutia, Inc.	1,296
27	TPC Group, Inc. (a)	1,009

		7,850

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction Materials — 0.2%
150	Headwaters, Inc. (a)	773

	Containers & Packaging — 0.7%
26	Boise, Inc.	171
150	Graphic Packaging Holding Co. (a)	823
38	Rock-Tenn Co., Class A	2,051

		3,045

	Metals & Mining — 1.4%
64	Coeur d’Alene Mines Corp. (a)	1,129
35	Hecla Mining Co.	164
212	Noranda Aluminum Holding Corp.	1,687
72	Revett Minerals, Inc. (a)	236
64	U.S. Silica Holdings, Inc. (a)	723
81	Worthington Industries, Inc.	1,654

		5,593

	Paper & Forest Products — 0.5%
71	Buckeye Technologies, Inc.	2,029

	Total Materials	19,290

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
872	Cincinnati Bell, Inc. (a)	3,242
33	Consolidated Communications Holdings, Inc.	494
3	IDT Corp., Class B	26
129	Premiere Global Services, Inc. (a)	1,079
159	Vonage Holdings Corp. (a)	320

	Total Telecommunication Services	5,161

	Utilities — 3.2%
	Electric Utilities — 2.3%
61	El Paso Electric Co.	2,010
21	Empire District Electric Co. (The)	449
35	IDACORP, Inc.	1,481
12	MGE Energy, Inc.	577
145	Portland General Electric Co.	3,858
15	UNS Energy Corp.	569
12	Westar Energy, Inc.	359

		9,303

	Gas Utilities — 0.9%
3	AGL Resources, Inc. (m)	100

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — Continued
6	Chesapeake Utilities Corp.	253
12	Laclede Group, Inc. (The)	478
30	New Jersey Resources Corp.	1,295
9	Northwest Natural Gas Co.	438
17	Southwest Gas Corp.	738
11	WGL Holdings, Inc.	425

		3,727

	Independent Power Producers & Energy Traders — 0.0% (g)
3	Genie Energy Ltd., Class B	21

	Water Utilities — 0.0% (g)
6	Artesian Resources Corp., Class A	125

	Total Utilities	13,176

	Total Common Stocks (Cost $312,398)	396,519

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,475	U.S. Treasury Note, 0.500%, 11/30/12 (k) (m) (Cost $1,477)	1,477

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
4,398	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $4,398)	4,398

Investment of Cash Collateral for Securities on Loan — 0.2%
	Investment Company — 0.2%
688	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $688)	688

	Total Investments — 99.1% (Cost $318,961)	403,082
	Other Assets in Excess of Liabilities — 0.9%	3,508

	NET ASSETS — 100.0%	$406,590

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
123	E-mini Russell 2000	09/21/12	$9,783	$433

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 20.8%
	Auto Components — 1.4%
1,222	Allison Transmission Holdings, Inc.	21,466
446	Drew Industries, Inc. (a)	12,416

		33,882

	Distributors — 1.1%
650	Pool Corp.	26,308

	Hotels, Restaurants & Leisure — 7.7%
1,082	Brinker International, Inc.	34,477
665	Cracker Barrel Old Country Store, Inc.	41,752
725	Monarch Casino & Resort, Inc. (a)	6,623
1,087	Papa John’s International, Inc. (a)	51,719
925	Penn National Gaming, Inc. (a)	41,225
935	Shuffle Master, Inc. (a)	12,901

		188,697

	Household Durables — 3.2%
1,841	Jarden Corp.	77,354

	Leisure Equipment & Products — 0.4%
461	Brunswick Corp.	10,241

	Media — 2.2%
1,339	Cinemark Holdings, Inc.	30,608
394	Morningstar, Inc.	22,769

		53,377

	Specialty Retail — 3.5%
2,235	American Eagle Outfitters, Inc.	44,094
1,546	Chico’s FAS, Inc.	22,949
401	Dick’s Sporting Goods, Inc.	19,256

		86,299

	Textiles, Apparel & Luxury Goods — 1.3%
251	Deckers Outdoor Corp. (a)	11,038
1,126	Iconix Brand Group, Inc. (a)	19,672

		30,710

	Total Consumer Discretionary	506,868

	Consumer Staples — 1.4%
	Food Products — 1.4%
566	J&J Snack Foods Corp.	33,434

	Energy — 5.8%
	Energy Equipment & Services — 2.6%
2,624	Patterson-UTI Energy, Inc.	38,209
552	Tidewater, Inc.	25,597

		63,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.2%
666	Approach Resources, Inc. (a)	17,013
724	Cimarex Energy Co.	39,901
2,311	Resolute Energy Corp. (a)	22,115

		79,029

	Total Energy	142,835

	Financials — 24.7%
	Capital Markets — 5.7%
958	Calamos Asset Management, Inc., Class A	10,974
128	Diamond Hill Investment Group, Inc.	10,031
944	Epoch Holding Corp.	21,494
517	Greenhill & Co., Inc.	18,434
2,453	HFF, Inc., Class A (a)	34,190
2,552	Janus Capital Group, Inc.	19,954
401	JMP Group, Inc.	2,480
1,285	KBW, Inc.	21,144

		138,701

	Commercial Banks — 8.1%
3,765	Associated Banc-Corp.	49,659
1,430	First Financial Bancorp	22,855
111	First of Long Island Corp. (The)	3,224
712	First Republic Bank (a)	23,915
1,258	Glacier Bancorp, Inc.	19,481
354	Iberiabank Corp.	17,855
2,880	Umpqua Holdings Corp.	37,896
2,562	Western Alliance Bancorp (a)	23,978

		198,863

	Insurance — 2.7%
498	eHealth, Inc. (a)	8,024
651	ProAssurance Corp.	57,957

		65,981

	Real Estate Investment Trusts (REITs) — 6.5%
831	EastGroup Properties, Inc.	44,306
639	Mid-America Apartment Communities, Inc.	43,634
1,359	National Retail Properties, Inc.	38,453
1,745	RLJ Lodging Trust	31,639

		158,032

	Real Estate Management & Development — 1.7%
819	FirstService Corp., (Canada) (a)	22,906
482	Zillow, Inc., Class A (a)	18,619

		41,525

	Total Financials	603,102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care — 8.1%
	Health Care Equipment & Supplies — 1.1%
281	IDEXX Laboratories, Inc. (a)	26,988

	Health Care Providers & Services — 6.1%
2,036	Coventry Health Care, Inc.	64,728
282	MWI Veterinary Supply, Inc. (a)	28,951
1,779	PSS World Medical, Inc. (a)	37,339
35	VCA Antech, Inc. (a)	770
293	WellCare Health Plans, Inc. (a)	15,540

		147,328

	Health Care Technology — 0.7%
1,219	Omnicell, Inc. (a)	17,844

	Pharmaceuticals — 0.2%
742	Cumberland Pharmaceuticals, Inc. (a)	4,791

	Total Health Care	196,951

	Industrials — 15.9%
	Aerospace & Defense — 1.5%
276	TransDigm Group, Inc. (a)	37,053

	Air Freight & Logistics — 0.7%
507	Forward Air Corp.	16,362

	Building Products — 0.3%
682	NCI Building Systems, Inc. (a)	7,391

	Commercial Services & Supplies — 5.1%
1,596	ACCO Brands Corp. (a)	16,503
1,814	Herman Miller, Inc.	33,599
1,428	KAR Auction Services, Inc. (a)	24,540
1,698	Waste Connections, Inc.	50,789

		125,431

	Construction & Engineering — 0.7%
1,742	Comfort Systems USA, Inc.	17,454

	Electrical Equipment — 0.9%
339	Regal-Beloit Corp.	21,104

	Machinery — 5.1%
584	Altra Holdings, Inc.	9,214
1,288	Douglas Dynamics, Inc.	18,352
944	RBC Bearings, Inc. (a)	44,656
1,403	Rexnord Corp. (a)	28,116
349	Toro Co. (The)	25,583

		125,921

	Road & Rail — 1.1%
1,638	Knight Transportation, Inc.	26,191

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.5%
485	Interline Brands, Inc. (a)	12,161

	Total Industrials	389,068

	Information Technology — 9.0%
	Electronic Equipment, Instruments & Components — 1.3%
611	Anixter International, Inc.	32,415

	Internet Software & Services — 2.3%
968	Active Network, Inc. (The) (a)	14,892
1,798	Dice Holdings, Inc. (a)	16,887
388	SciQuest, Inc. (a)	6,967
790	Travelzoo, Inc. (a)	17,950

		56,696

	Semiconductors & Semiconductor Equipment — 0.5%
1,029	Freescale Semiconductor Ltd. (a)	10,550

	Software — 4.9%
700	MICROS Systems, Inc. (a)	35,860
1,210	Monotype Imaging Holdings, Inc. (a)	20,297
298	NetSuite, Inc. (a)	16,314
238	SolarWinds, Inc. (a)	10,372
735	Solera Holdings, Inc.	30,706
234	Splunk, Inc. (a)	6,578

		120,127

	Total Information Technology	219,788

	Materials — 9.0%
	Chemicals — 1.9%
290	Airgas, Inc.	24,362
535	Scotts Miracle-Gro Co. (The), Class A	21,988

		46,350

	Containers & Packaging — 6.2%
832	Aptargroup, Inc.	42,460
1,117	Crown Holdings, Inc. (a)	38,510
1,651	Silgan Holdings, Inc.	70,496

		151,466

	Metals & Mining — 0.9%
290	Compass Minerals International, Inc.	22,112

	Total Materials	219,928

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
214	Lumos Networks Corp.	2,018

	Utilities — 3.0%
	Gas Utilities — 1.3%
685	Northwest Natural Gas Co.	32,617

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 1.7%
1,116	NorthWestern Corp.	40,943

	Total Utilities	73,560

	Total Common Stocks (Cost $1,832,159)	2,387,552

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
29,810	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $29,810)	29,810

	Total Investments — 99.0% (Cost $1,861,969)	2,417,362
	Other Assets in Excess of Liabilities — 1.0%	24,669

	NET ASSETS — 100.0%	$2,442,031

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.3%
	Consumer Discretionary — 14.3%
	Automobiles — 0.6%
150	Tesla Motors, Inc. (a)	4,681

	Diversified Consumer Services — 0.4%
109	Sotheby’s	3,630

	Hotels, Restaurants & Leisure — 3.8%
194	Bally Technologies, Inc. (a)	9,043
118	BJ’s Restaurants, Inc. (a)	4,499
359	Bravo Brio Restaurant Group, Inc. (a)	6,405
959	Morgans Hotel Group Co. (a)	4,509
786	Scientific Games Corp., Class A (a)	6,724

		31,180

	Internet & Catalog Retail — 0.7%
263	HomeAway, Inc. (a)	5,711

	Leisure Equipment & Products — 1.1%
136	Arctic Cat, Inc. (a)	4,968
172	Brunswick Corp.	3,820

		8,788

	Media — 2.3%
851	National CineMedia, Inc.	12,907
554	ReachLocal, Inc. (a)	6,088

		18,995

	Specialty Retail — 3.8%
399	Francesca’s Holdings Corp. (a)	10,789
347	Lumber Liquidators Holdings, Inc. (a)	11,735
332	rue21, inc. (a)	8,367

		30,891

	Textiles, Apparel & Luxury Goods — 1.6%
358	Vera Bradley, Inc. (a)	7,538
156	Wolverine World Wide, Inc.	6,061

		13,599

	Total Consumer Discretionary	117,475

	Consumer Staples — 0.9%
	Food & Staples Retailing — 0.9%
132	Fresh Market, Inc. (The) (a)	7,101

	Energy — 6.3%
	Energy Equipment & Services — 2.7%
172	Dril-Quip, Inc. (a)	11,249
302	Forum Energy Technologies, Inc. (a)	5,952
264	Superior Energy Services, Inc. (a)	5,341

		22,542

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.6%
209	Laredo Petroleum Holdings, Inc. (a)	4,347
1,325	Magnum Hunter Resources Corp. (a)	5,540
312	Oasis Petroleum, Inc. (a)	7,537
215	PDC Energy, Inc. (a)	5,279
180	Rosetta Resources, Inc. (a)	6,591

		29,294

	Total Energy	51,836

	Financials — 8.9%
	Capital Markets — 4.6%
82	Affiliated Managers Group, Inc. (a)	8,964
166	Cohen & Steers, Inc. (c)	5,743
408	Financial Engines, Inc. (a)	8,750
913	PennantPark Investment Corp.	9,446
163	Stifel Financial Corp. (a)	5,027

		37,930

	Commercial Banks — 0.8%
113	Signature Bank (a)	6,889

	Insurance — 0.6%
170	Amtrust Financial Services, Inc.	5,036

	Real Estate Investment Trusts (REITs) — 2.3%
95	BRE Properties, Inc.	4,732
396	Douglas Emmett, Inc. (m)	9,138
76	Home Properties, Inc.	4,682

		18,552

	Real Estate Management & Development — 0.6%
123	Zillow, Inc., Class A (a)	4,759

	Total Financials	73,166

	Health Care — 20.5%
	Biotechnology — 5.2%
159	Acorda Therapeutics, Inc. (a)	3,741
310	Aegerion Pharmaceuticals, Inc. (a)	4,597
331	Ariad Pharmaceuticals, Inc. (a)	5,703
198	AVEO Pharmaceuticals, Inc. (a)	2,405
209	Cubist Pharmaceuticals, Inc. (a)	7,919
495	Halozyme Therapeutics, Inc. (a)	4,385
107	Onyx Pharmaceuticals, Inc. (a)	7,137
572	Synta Pharmaceuticals Corp. (a)	3,127
541	Threshold Pharmaceuticals, Inc. (a)	4,006

		43,020

	Health Care Equipment & Supplies — 6.6%
640	DynaVox, Inc., Class A (a)	717
1,202	Imris, Inc., (Canada) (a)	3,619

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
603	Insulet Corp. (a)	12,881
264	Masimo Corp. (a)	5,901
670	MELA Sciences, Inc. (a)	2,183
543	Novadaq Technologies, Inc., (Canada) (a)	3,624
852	Syneron Medical Ltd., (Israel) (a)	8,842
393	Tornier N.V., (Netherlands) (a)	8,804
2,268	Unilife Corp. (a)	7,665

		54,236

	Health Care Providers & Services — 4.1%
614	Acadia Healthcare Co., Inc. (a)	10,763
535	Emeritus Corp. (a)	9,004
273	Health Net, Inc. (a)	6,625
129	WellCare Health Plans, Inc. (a)	6,816

		33,208

	Health Care Technology — 0.8%
447	Omnicell, Inc. (a)	6,550

	Life Sciences Tools & Services — 1.6%
536	Bruker Corp. (a)	7,131
377	Fluidigm Corp. (a)	5,664

		12,795

	Pharmaceuticals — 2.2%
191	Impax Laboratories, Inc. (a)	3,880
645	Nektar Therapeutics (a)	5,204
327	Sagent Pharmaceuticals, Inc. (a)	5,909
143	ViroPharma, Inc. (a)	3,380

		18,373

	Total Health Care	168,182

	Industrials — 19.5%
	Aerospace & Defense — 1.1%
222	HEICO Corp.	8,775

	Building Products — 3.3%
181	Armstrong World Industries, Inc.	8,893
315	Simpson Manufacturing Co., Inc.	9,281
306	Trex Co., Inc. (a)	9,212

		27,386

	Commercial Services & Supplies — 1.1%
160	Clean Harbors, Inc. (a)	9,050

	Electrical Equipment — 1.3%
214	Acuity Brands, Inc.	10,910

	Industrial Conglomerates — 1.4%
219	Carlisle Cos., Inc.	11,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.6%
125	Graco, Inc.	5,751
115	Middleby Corp. (a)	11,495
357	Rexnord Corp. (a)	7,146
297	Titan International, Inc.	7,281
80	Wabtec Corp.	6,225

		37,898

	Professional Services — 1.0%
293	Mistras Group, Inc. (a)	7,692

	Road & Rail — 2.4%
438	Marten Transport Ltd.	9,305
238	Old Dominion Freight Line, Inc. (a)	10,302

		19,607

	Trading Companies & Distributors — 3.3%
106	MSC Industrial Direct Co., Inc., Class A	6,929
618	Rush Enterprises, Inc., Class A (a)	10,096
137	Watsco, Inc.	10,088

		27,113

	Total Industrials	160,058

	Information Technology — 26.6%
	Communications Equipment — 1.0%
548	Aruba Networks, Inc. (a)	8,244

	Computers & Peripherals — 0.8%
310	Fusion-io, Inc. (a)	6,474

	Electronic Equipment, Instruments & Components — 0.4%
145	Audience, Inc. (a)	2,788

	Internet Software & Services — 5.6%
268	Bazaarvoice, Inc. (a)	4,885
426	Cornerstone OnDemand, Inc. (a)	10,136
350	DealerTrack Holdings, Inc. (a)	10,549
137	Demandware, Inc. (a)	3,245
517	Envestnet, Inc. (a)	6,202
135	OpenTable, Inc. (a)	6,063
116	Rackspace Hosting, Inc. (a)	5,106

		46,186

	IT Services — 1.2%
727	ServiceSource International, Inc. (a)	10,073

	Semiconductors & Semiconductor Equipment — 5.2%
222	Cavium, Inc. (a)	6,202
158	Cymer, Inc. (a)	9,320
139	Hittite Microwave Corp. (a)	7,093
758	Inphi Corp. (a)	7,186

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
182	Mellanox Technologies Ltd., (Israel) (a)	12,914

		42,715

	Software — 12.4%
259	BroadSoft, Inc. (a)	7,489
119	CommVault Systems, Inc. (a)	5,879
156	Concur Technologies, Inc. (a)	10,624
331	Fortinet, Inc. (a)	7,681
155	Imperva, Inc. (a)	4,464
338	Infoblox, Inc. (a)	7,739
155	NetSuite, Inc. (a)	8,476
250	Parametric Technology Corp. (a)	5,246
327	RealPage, Inc. (a)	7,564
199	SolarWinds, Inc. (a)	8,669
158	Sourcefire, Inc. (a)	8,111
110	Splunk, Inc. (a)	3,091
791	Take-Two Interactive Software, Inc. (a)	7,481
320	TIBCO Software, Inc. (a)	9,559

		102,073

	Total Information Technology	218,553

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
963	Boingo Wireless, Inc. (a)	11,193

	Total Common Stocks (Cost $715,053)	807,564

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
103	Magnum Hunter Resources Corp., expiring 10/14/13 (a) (c) (Cost $—)	—

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
12,882	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (Cost $12,882)	12,882

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,001	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $1,001)	1,001

	Total Investments — 100.0% (Cost $728,936)	821,447
	Other Assets in Excess of Liabilities — 0.0% (g)	73

	NET ASSETS — 100.0%	$821,520

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 12.0%
	Auto Components — 0.4%
47	Spartan Motors, Inc.	244
123	Superior Industries International, Inc.	2,014

		2,258

	Distributors — 0.1%
76	VOXX International Corp. (a)	707

	Diversified Consumer Services — 1.3%
305	Corinthian Colleges, Inc. (a)	882
130	Lincoln Educational Services Corp.	847
235	Regis Corp.	4,215
20	School Specialty, Inc. (a)	64
265	Stewart Enterprises, Inc., Class A	1,892

		7,900

	Hotels, Restaurants & Leisure — 2.4%
56	Ameristar Casinos, Inc.	986
12	Biglari Holdings, Inc. (a)	4,533
31	Bluegreen Corp. (a)	154
361	Boyd Gaming Corp. (a)	2,597
50	Einstein Noah Restaurant Group, Inc.	871
191	Isle of Capri Casinos, Inc. (a)	1,180
166	Multimedia Games Holding Co., Inc. (a)	2,323
24	Red Robin Gourmet Burgers, Inc. (a)	729
146	Ruth’s Hospitality Group, Inc. (a)	963
18	Scientific Games Corp., Class A (a)	156
13	Town Sports International Holdings, Inc. (a)	171

		14,663

	Household Durables — 1.7%
117	American Greetings Corp., Class A	1,703
88	Blyth, Inc.	3,044
46	CSS Industries, Inc.	950
118	La-Z-Boy, Inc. (a)	1,449
150	Leggett & Platt, Inc.	3,174
13	Lifetime Brands, Inc.	162

		10,482

	Internet & Catalog Retail — 0.2%
331	Orbitz Worldwide, Inc. (a)	1,208

	Leisure Equipment & Products — 0.7%
47	Arctic Cat, Inc. (a)	1,700
159	JAKKS Pacific, Inc.	2,542

		4,242

	Media — 1.7%
52	Crown Media Holdings, Inc., Class A (a)	91

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
161	Entercom Communications Corp., Class A (a)	972
10	Fisher Communications, Inc. (a)	305
156	Journal Communications, Inc., Class A (a)	804
231	LIN TV Corp., Class A (a)	697
187	McClatchy Co. (The), Class A (a) (c)	411
25	Nexstar Broadcasting Group, Inc., Class A (a)	167
38	Outdoor Channel Holdings, Inc.	279
3	Saga Communications, Inc., Class A (a)	126
66	Scholastic Corp.	1,850
421	Sinclair Broadcast Group, Inc., Class A	3,816
55	Valassis Communications, Inc. (a)	1,194
4	Value Line, Inc.	49

		10,761

	Multiline Retail — 1.0%
207	Bon-Ton Stores, Inc. (The)	1,619
67	Dillard’s, Inc., Class A	4,235

		5,854

	Specialty Retail — 1.8%
62	Brown Shoe Co., Inc.	798
142	Build-A-Bear Workshop, Inc. (a)	679
302	Conn’s, Inc. (a)	4,468
511	OfficeMax, Inc. (a)	2,584
30	Rent-A-Center, Inc.	1,019
474	Wet Seal, Inc. (The), Class A (a)	1,499

		11,047

	Textiles, Apparel & Luxury Goods — 0.7%
84	Cherokee, Inc.	1,163
319	Fifth & Pacific Cos., Inc. (a)	3,418

		4,581

	Total Consumer Discretionary	73,703

	Consumer Staples — 3.8%
	Food & Staples Retailing — 1.3%
8	Nash Finch Co.	164
5	Pantry, Inc. (The) (a)	69
2,244	Rite Aid Corp. (a)	3,141
86	Spartan Stores, Inc.	1,558
594	SUPERVALU, Inc.	3,078

		8,010

	Food Products — 0.1%
20	B&G Foods, Inc.	521
13	Farmer Bros Co. (a)	100

		621

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Household Products — 0.9%
522	Central Garden & Pet Co., Class A (a)	5,682

	Personal Products — 0.5%
184	Prestige Brands Holdings, Inc. (a)	2,903

	Tobacco — 1.0%
140	Universal Corp.	6,495

	Total Consumer Staples	23,711

	Energy — 4.3%
	Energy Equipment & Services — 2.0%
464	Cal Dive International, Inc. (a)	1,346
101	Forum Energy Technologies, Inc. (a)	1,997
274	Helix Energy Solutions Group, Inc. (a)	4,494
657	Hercules Offshore, Inc. (a)	2,324
35	Natural Gas Services Group, Inc. (a)	522
166	Parker Drilling Co. (a)	746
34	Pioneer Drilling Co. (a)	273
48	Tesco Corp. (a)	575
4	Tetra Technologies, Inc. (a)	31

		12,308

	Oil, Gas & Consumable Fuels — 2.3%
26	Alon USA Energy, Inc.	216
23	Bonanza Creek Energy, Inc. (a)	384
51	Cloud Peak Energy, Inc. (a)	856
177	Energy Partners Ltd. (a)	2,996
25	Green Plains Renewable Energy, Inc. (a)	156
9	Panhandle Oil and Gas, Inc., Class A	259
147	Penn Virginia Corp.	1,078
241	Petroquest Energy, Inc. (a)	1,205
60	Renewable Energy Group, Inc. (a)	445
89	Stone Energy Corp. (a)	2,245
148	W&T Offshore, Inc.	2,264
88	Western Refining, Inc.	1,951
1	Westmoreland Coal Co. (a)	8

		14,063

	Total Energy	26,371

	Financials — 34.4%
	Capital Markets — 1.3%
21	Affiliated Managers Group, Inc. (a)	2,288
39	Apollo Investment Corp.	302
19	GAMCO Investors, Inc., Class A	826
49	Gladstone Capital Corp.	388
44	Gladstone Investment Corp.	327
170	Investment Technology Group, Inc. (a)	1,561
36	Janus Capital Group, Inc.	278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
198	MCG Capital Corp.	909
32	MVC Capital, Inc.	413
30	Oppenheimer Holdings, Inc., Class A	465
26	Piper Jaffray Cos. (a)	602

		8,359

	Commercial Banks — 12.7%
53	1st Source Corp.	1,189
40	BancFirst Corp.	1,681
200	BancorpSouth, Inc.	2,910
88	Bank of Hawaii Corp.	4,030
33	Banner Corp.	723
72	BBCN Bancorp, Inc. (a)	783
6	Cascade Bancorp (a)	34
111	Cathay General Bancorp	1,828
11	Center Bancorp, Inc.	125
72	Central Pacific Financial Corp. (a)	1,010
4	Century Bancorp, Inc., Class A	116
39	Chemical Financial Corp.	834
10	Citizens & Northern Corp.	194
16	Citizens Republic Bancorp, Inc. (a)	282
94	City Holding Co.	3,177
52	CoBiz Financial, Inc.	328
73	Community Bank System, Inc.	1,980
60	Community Trust Bancorp, Inc.	1,996
24	Cullen/Frost Bankers, Inc.	1,403
75	Financial Institutions, Inc.	1,273
37	First Bancorp	331
105	First Busey Corp.	507
4	First Citizens BancShares, Inc., Class A	667
711	First Commonwealth Financial Corp.	4,788
23	First Community Bancshares, Inc.	338
128	First Financial Bancorp	2,050
20	First Financial Bankshares, Inc. (c)	698
62	First Interstate Bancsystem, Inc.	887
24	First Merchants Corp.	304
214	FirstMerit Corp.	3,541
250	FNB Corp.	2,716
1	Fulton Financial Corp.	12
19	Great Southern Bancorp, Inc.	535
45	Hancock Holding Co.	1,373
29	Heartland Financial USA, Inc.	701
28	Hudson Valley Holding Corp.	503
31	Lakeland Bancorp, Inc.	330
15	Lakeland Financial Corp.	402
154	MainSource Financial Group, Inc.	1,821

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
64	MB Financial, Inc.	1,385
32	Metro Bancorp, Inc. (a)	381
31	MetroCorp Bancshares, Inc. (a)	329
20	OmniAmerican Bancorp, Inc. (a)	426
255	Oriental Financial Group, Inc.	2,825
60	PacWest Bancorp	1,408
12	S&T Bancorp, Inc.	212
9	Sierra Bancorp	90
29	Simmons First National Corp., Class A	677
139	Southwest Bancorp, Inc. (a)	1,303
19	StellarOne Corp.	237
26	Sterling Financial Corp. (a)	484
9	Suffolk Bancorp (a)	119
210	Susquehanna Bancshares, Inc.	2,159
30	SVB Financial Group (a)	1,762
236	TCF Financial Corp.	2,714
21	Tompkins Financial Corp.	799
77	Trustmark Corp.	1,892
100	UMB Financial Corp.	5,143
47	Umpqua Holdings Corp.	621
33	Union First Market Bankshares Corp.	480
33	Valley National Bancorp	347
20	Washington Trust Bancorp, Inc.	492
10	West Bancorp, Inc.	95
36	West Coast Bancorp (a)	711
30	Westamerica Bancorp	1,397
221	Wilshire Bancorp, Inc. (a)	1,210

		78,098

	Consumer Finance — 1.6%
12	Credit Acceptance Corp. (a)	1,026
199	DFC Global Corp. (a)	3,658
79	World Acceptance Corp. (a)	5,185

		9,869

	Diversified Financial Services — 0.5%
12	Marlin Business Services Corp.	193
151	PHH Corp. (a)	2,641
19	Resource America, Inc., Class A	121

		2,955

	Insurance — 4.3%
357	American Equity Investment Life Holding Co.	3,928
24	American Safety Insurance Holdings Ltd. (a)	454
55	Arch Capital Group Ltd., (Bermuda) (a)	2,171
51	Argo Group International Holdings Ltd., (Bermuda)	1,490

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	10
220		CNO Financial Group, Inc.	1,718
6		EMC Insurance Group, Inc.	125
39		Hallmark Financial Services (a)	304
177		Horace Mann Educators Corp.	3,096
54		Meadowbrook Insurance Group, Inc.	476
111		Platinum Underwriters Holdings Ltd., (Bermuda)	4,221
51		ProAssurance Corp.	4,570
51		Selective Insurance Group, Inc.	893
34		StanCorp Financial Group, Inc.	1,278
169		Symetra Financial Corp.	2,137

			26,871

		Real Estate Investment Trusts (REITs) — 12.4%
972		Anworth Mortgage Asset Corp.	6,851
105		Apartment Investment & Management Co., Class A	2,844
351		Ashford Hospitality Trust, Inc.	2,959
509		Capstead Mortgage Corp.	7,076
225		CBL & Associates Properties, Inc.	4,389
21		Colonial Properties Trust	471
189		Coresite Realty Corp.	4,881
369		CubeSmart	4,306
190		CYS Investments, Inc.	2,616
1,022		DCT Industrial Trust, Inc.	6,440
170		DiamondRock Hospitality Co.	1,737
206		Education Realty Trust, Inc.	2,281
187		FelCor Lodging Trust, Inc. (a)	878
67		First Industrial Realty Trust, Inc. (a)	851
44		Getty Realty Corp.	846
35		Home Properties, Inc.	2,166
85		Hospitality Properties Trust	2,115
43		LaSalle Hotel Properties	1,241
354		Lexington Realty Trust	2,999
53		LTC Properties, Inc.	1,919
165		Mission West Properties, Inc.	1,424
81		Parkway Properties, Inc.	924
122		Pennsylvania Real Estate Investment Trust	1,829
115		Potlatch Corp.	3,676
20		PS Business Parks, Inc.	1,361
522		RAIT Financial Trust	2,410
152		Redwood Trust, Inc.	1,895
232		Sunstone Hotel Investors, Inc. (a)	2,545
7		Taubman Centers, Inc.	563

			76,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 1.6%
135	Astoria Financial Corp.	1,322
13	BankFinancial Corp.	96
52	Beneficial Mutual Bancorp, Inc. (a)	450
91	Doral Financial Corp. (a)	136
13	ESB Financial Corp.	174
241	MGIC Investment Corp. (a)	694
30	OceanFirst Financial Corp.	425
316	Ocwen Financial Corp. (a)	5,927
14	WSFS Financial Corp.	550

		9,774

	Total Financials	212,419

	Health Care — 5.2%
	Biotechnology — 0.9%
15	Achillion Pharmaceuticals, Inc. (a) (m)	93
59	Celldex Therapeutics, Inc. (a)	307
59	Clovis Oncology, Inc. (a)	1,286
589	Lexicon Pharmaceuticals, Inc. (a)	1,325
409	Oncothyreon, Inc. (a)	1,913
65	PDL BioPharma, Inc.	428

		5,352

	Health Care Equipment & Supplies — 1.0%
10	AngioDynamics, Inc. (a)	118
199	Greatbatch, Inc. (a)	4,517
71	RTI Biologics, Inc. (a)	265
89	SurModics, Inc. (a)	1,545

		6,445

	Health Care Providers & Services — 2.4%
113	Amedisys, Inc. (a)	1,410
26	CardioNet, Inc. (a)	53
129	Cross Country Healthcare, Inc. (a)	562
36	Gentiva Health Services, Inc. (a)	249
51	HealthSouth Corp. (a)	1,177
113	Magellan Health Services, Inc. (a)	5,104
442	Skilled Healthcare Group, Inc., Class A (a)	2,773
427	Sun Healthcare Group, Inc. (a)	3,571

		14,899

	Health Care Technology — 0.2%
91	MedAssets, Inc. (a)	1,221

	Life Sciences Tools & Services — 0.2%
301	Affymetrix, Inc. (a)	1,413

	Pharmaceuticals — 0.5%
11	Cornerstone Therapeutics, Inc. (a)	67

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
57	Medicis Pharmaceutical Corp., Class A	1,961
37	ViroPharma, Inc. (a)	884

		2,912

	Total Health Care	32,242

	Industrials — 13.1%
	Aerospace & Defense — 1.2%
50	Ceradyne, Inc.	1,287
82	Cubic Corp.	3,962
362	GenCorp, Inc. (a)	2,358

		7,607

	Air Freight & Logistics — 0.2%
192	Pacer International, Inc. (a)	1,041

	Airlines — 1.1%
47	Alaska Air Group, Inc. (a)	1,680
82	Hawaiian Holdings, Inc. (a)	531
371	Republic Airways Holdings, Inc. (a)	2,057
173	SkyWest, Inc.	1,129
98	U.S. Airways Group, Inc. (a)	1,302

		6,699

	Building Products — 0.9%
169	Gibraltar Industries, Inc. (a)	1,755
168	NCI Building Systems, Inc. (a)	1,817
69	Quanex Building Products Corp.	1,229
19	Trex Co., Inc. (a)	578

		5,379

	Commercial Services & Supplies — 1.6%
103	ACCO Brands Corp. (a) (m)	1,067
64	American Reprographics Co. (a)	319
86	Cenveo, Inc. (a)	167
532	EnergySolutions, Inc. (a)	899
59	G&K Services, Inc., Class A	1,825
63	HNI Corp.	1,625
29	Knoll, Inc.	390
49	Quad/Graphics, Inc.	708
135	Steelcase, Inc., Class A	1,218
58	United Stationers, Inc.	1,550

		9,768

	Construction & Engineering — 1.2%
84	Argan, Inc.	1,173
75	Comfort Systems USA, Inc.	751
164	EMCOR Group, Inc.	4,560
39	Michael Baker Corp. (a)	1,010

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — Continued
1	Pike Electric Corp. (a)	9

		7,503

	Electrical Equipment — 0.3%
100	LSI Industries, Inc.	709
29	Powell Industries, Inc. (a)	1,072

		1,781

	Industrial Conglomerates — 0.3%
48	Standex International Corp.	2,048

	Machinery — 3.1%
51	AGCO Corp. (a) (m)	2,314
63	American Railcar Industries, Inc. (a)	1,705
3	Ampco-Pittsburgh Corp.	52
152	Briggs & Stratton Corp.	2,660
163	Douglas Dynamics, Inc.	2,321
107	Federal Signal Corp. (a)	624
70	FreightCar America, Inc.	1,600
52	Hurco Cos., Inc. (a)	1,057
33	Kadant, Inc. (a)	781
152	Meritor, Inc. (a)	791
37	Mueller Industries, Inc.	1,580
157	Mueller Water Products, Inc., Class A	544
19	NACCO Industries, Inc., Class A	2,151
9	Proto Labs, Inc. (a)	268
11	Watts Water Technologies, Inc., Class A	367

		18,815

	Marine — 0.1%
31	International Shipholding Corp.	588

	Professional Services — 0.4%
117	Barrett Business Services, Inc.	2,480
5	FTI Consulting, Inc. (a)	129

		2,609

	Road & Rail — 1.0%
2	Amerco, Inc.	198
31	Arkansas Best Corp.	386
27	Celadon Group, Inc.	437
21	Heartland Express, Inc.	301
61	RailAmerica, Inc. (a)	1,481
134	Saia, Inc. (a)	2,929
14	Werner Enterprises, Inc.	331

		6,063

	Trading Companies & Distributors — 1.5%
89	Aircastle Ltd.	1,068

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — Continued
133	Applied Industrial Technologies, Inc.	4,888
113	Interline Brands, Inc. (a)	2,820
14	MRC Global, Inc. (a)	294
9	TAL International Group, Inc.	310

		9,380

	Transportation Infrastructure — 0.2%
106	Wesco Aircraft Holdings, Inc. (a)	1,349

	Total Industrials	80,630

	Information Technology — 12.1%
	Communications Equipment — 1.9%
240	Arris Group, Inc. (a)	3,340
42	Aviat Networks, Inc. (a)	117
40	Bel Fuse, Inc., Class B	702
58	Black Box Corp.	1,653
45	Calix, Inc. (a)	366
176	Comtech Telecommunications Corp.	5,039
47	Oplink Communications, Inc. (a)	629

		11,846

	Computers & Peripherals — 0.9%
203	Electronics for Imaging, Inc. (a)	3,292
35	Fusion-io, Inc. (a)	731
56	Imation Corp. (a)	328
70	STEC, Inc. (a)	549
45	Xyratex Ltd., (United Kingdom)	513

		5,413

	Electronic Equipment, Instruments & Components — 2.1%
56	Aeroflex Holding Corp. (a) (m)	341
91	Agilysys, Inc. (a)	791
9	Anixter International, Inc.	493
33	Audience, Inc. (a)	632
83	Cognex Corp.	2,617
52	Coherent, Inc. (a)	2,230
37	Electro Scientific Industries, Inc.	434
43	Methode Electronics, Inc.	368
44	Newport Corp. (a)	528
56	Park Electrochemical Corp.	1,452
31	Richardson Electronics Ltd.	379
43	Tech Data Corp. (a)	2,052
76	Vishay Intertechnology, Inc. (a)	714

		13,031

	Internet Software & Services — 0.9%
25	Bazaarvoice, Inc. (a)	450
89	Demand Media, Inc. (a)	998

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Internet Software & Services — Continued
21	Demandware, Inc. (a)	497
60	Digital River, Inc. (a)	991
16	ExactTarget, Inc. (a)	339
49	IntraLinks Holdings, Inc. (a)	214
46	Monster Worldwide, Inc. (a)	390
230	United Online, Inc.	970
61	XO Group, Inc. (a)	538

		5,387

	IT Services — 1.5%
30	CACI International, Inc., Class A (a)	1,656
96	CIBER, Inc. (a)	412
95	Convergys Corp.	1,400
128	CSG Systems International, Inc. (a)	2,217
65	Euronet Worldwide, Inc. (a)	1,115
169	Global Cash Access Holdings, Inc. (a)	1,216
33	Unisys Corp. (a)	637
43	Vantiv, Inc., Class A (a)	999

		9,652

	Semiconductors & Semiconductor Equipment — 2.9%
43	Advanced Energy Industries, Inc. (a) (m)	583
44	Amkor Technology, Inc. (a)	215
74	Brooks Automation, Inc.	697
59	DSP Group, Inc. (a)	374
53	Entropic Communications, Inc. (a)	297
68	Exar Corp. (a)	551
33	GSI Technology, Inc. (a)	154
101	GT Advanced Technologies, Inc. (a)	532
77	Integrated Device Technology, Inc. (a)	435
93	Intermolecular, Inc. (a)	720
35	IXYS Corp. (a)	395
85	Kulicke & Soffa Industries, Inc. (a)	761
70	Lam Research Corp. (a)	2,659
165	Lattice Semiconductor Corp. (a)	622
340	LTX-Credence Corp. (a)	2,279
15	M/A-COM Technology Solutions Holdings, Inc. (a)	276
36	Microsemi Corp. (a)	673
41	Pericom Semiconductor Corp. (a)	371
67	Photronics, Inc. (a)	410
58	RF Micro Devices, Inc. (a)	247
54	Rudolph Technologies, Inc. (a)	469
66	Sigma Designs, Inc. (a)	421
144	Spansion, Inc., Class A (a)	1,579
61	STR Holdings, Inc. (a)	279
24	Supertex, Inc. (a)	458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
97	Tessera Technologies, Inc.	1,489

		17,946

	Software — 1.9%
139	Aspen Technology, Inc. (a)	3,222
77	Envivio, Inc. (a)	496
56	Fair Isaac Corp.	2,368
15	Guidewire Software, Inc. (a)	425
43	Infoblox, Inc. (a)	995
18	JDA Software Group, Inc. (a)	528
11	Jive Software, Inc. (a)	223
8	Proofpoint, Inc. (a)	139
109	TIBCO Software, Inc. (a)	3,246

		11,642

	Total Information Technology	74,917

	Materials — 5.4%
	Chemicals — 1.4%
34	Georgia Gulf Corp.	868
17	Innophos Holdings, Inc.	959
66	Minerals Technologies, Inc.	4,197
158	Spartech Corp. (a)	818
125	Tredegar Corp.	1,826

		8,668

	Construction Materials — 0.0% (g)
29	Headwaters, Inc. (a)	150

	Containers & Packaging — 0.6%
86	Graphic Packaging Holding Co. (a)	472
187	Myers Industries, Inc.	3,200

		3,672

	Metals & Mining — 1.9%
142	Coeur d’Alene Mines Corp. (a)	2,500
218	Hecla Mining Co.	1,034
87	U.S. Silica Holdings, Inc. (a)	983
343	Worthington Industries, Inc.	7,011

		11,528

	Paper & Forest Products — 1.5%
36	Buckeye Technologies, Inc.	1,031
34	Domtar Corp., (Canada)	2,608
84	Neenah Paper, Inc.	2,237
214	PH Glatfelter Co.	3,503

		9,379

	Total Materials	33,397

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.4%
767	Alaska Communications Systems Group, Inc.	1,611
43	Consolidated Communications Holdings, Inc.	629

		2,240

	Wireless Telecommunication Services — 0.2%
181	Leap Wireless International, Inc. (a)	1,167

	Total Telecommunication Services	3,407

	Utilities — 6.8%
	Electric Utilities — 2.2%
159	El Paso Electric Co.	5,282
210	Portland General Electric Co.	5,596
27	Unitil Corp.	726
54	UNS Energy Corp.	2,086

		13,690

	Gas Utilities — 2.3%
92	AGL Resources, Inc. (m)	3,565
138	Laclede Group, Inc. (The)	5,498
12	New Jersey Resources Corp.	536
25	Piedmont Natural Gas Co., Inc.	789
81	Southwest Gas Corp.	3,522

		13,910

	Independent Power Producers & Energy Traders — 0.2%
851	GenOn Energy, Inc. (a)	1,456

	Multi-Utilities — 1.9%
185	Avista Corp.	4,934
21	CH Energy Group, Inc.	1,347
152	NorthWestern Corp.	5,567

		11,848

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.2%
35	California Water Service Group	637
34	Consolidated Water Co., Ltd., (Cayman Islands)	281

		918

	Total Utilities	41,822

	Total Common Stocks (Cost $524,454)	602,619

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
2,220	U.S. Treasury Note, 0.500%, 11/30/12 (k) (m) (Cost $2,224)	2,223

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
12,499	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.160% (b) (l) (m) (Cost $12,499)	12,499

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
291	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $291)	291

	Total Investments — 100.1% (Cost $539,468)	617,632
	Liabilities in Excess of Other Assets — (0.1)%	(566)

	NET ASSETS — 100.0%	$617,066

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
185	E-mini Russell 2000	09/21/12	$14,715	$580

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
		Consumer Discretionary — 14.6%
		Auto Components — 0.5%
6		Dana Holding Corp.	78
47		Spartan Motors, Inc.	245
1		Superior Industries International, Inc.	23

			346

		Diversified Consumer Services — 1.2%
10		Coinstar, Inc. (a)	659
3		Mac-Gray Corp.	41
7		Regis Corp.	133

			833

		Hotels, Restaurants & Leisure — 3.8%
20		Ameristar Casinos, Inc.	355
2		Biglari Holdings, Inc. (a)	696
4		CEC Entertainment, Inc.	138
—	(h)	DineEquity, Inc. (a)	13
7		Interval Leisure Group, Inc.	141
4		Monarch Casino & Resort, Inc. (a)	38
17		Multimedia Games Holding Co., Inc. (a)	239
9		PF Chang’s China Bistro, Inc.	448
7		Red Robin Gourmet Burgers, Inc. (a)	220
28		Town Sports International Holdings, Inc. (a)	375

			2,663

		Household Durables — 2.1%
24		American Greetings Corp., Class A (c)	348
12		Blyth, Inc.	415
6		CSS Industries, Inc.	125
20		Leggett & Platt, Inc.	412
12		Lifetime Brands, Inc.	147

			1,447

		Internet & Catalog Retail — 0.5%
18		Overstock.com, Inc. (a)	123
19		PetMed Express, Inc.	236

			359

		Leisure Equipment & Products — 1.6%
7		Arctic Cat, Inc. (a)	249
11		Brunswick Corp.	251
39		JAKKS Pacific, Inc.	619

			1,119

		Media — 1.8%
3		Cinemark Holdings, Inc.	68
12		Entercom Communications Corp., Class A (a)	72
2		Fisher Communications, Inc. (a)	48

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — Continued
10		Journal Communications, Inc., Class A (a)	53
20		Nexstar Broadcasting Group, Inc., Class A (a)	135
8		Outdoor Channel Holdings, Inc.	55
16		Scholastic Corp.	445
43		Sinclair Broadcast Group, Inc., Class A	385

			1,261

		Multiline Retail — 1.1%
9		Bon-Ton Stores, Inc. (The)	70
11		Dillard’s, Inc., Class A	707

			777

		Specialty Retail — 1.4%
2		Ascena Retail Group, Inc. (a)	30
37		Conn’s, Inc. (a)	554
13		Finish Line, Inc. (The), Class A	261
1		Group 1 Automotive, Inc.	55
2		Rent-A-Center, Inc.	50
3		Tilly’s, Inc., Class A (a)	40

			990

		Textiles, Apparel & Luxury Goods — 0.6%
—	(h)	Carter’s, Inc. (a)	4
40		Fifth & Pacific Cos., Inc. (a)	431

			435

		Total Consumer Discretionary	10,230

		Consumer Staples — 4.0%
		Beverages — 0.0% (g)
6		Central European Distribution Corp., (Poland) (a)	17

		Food & Staples Retailing — 1.4%
1		Arden Group, Inc., Class A	105
352		Rite Aid Corp. (a)	492
72		SUPERVALU, Inc.	372

			969

		Food Products — 0.9%
8		B&G Foods, Inc.	202
46		Smart Balance, Inc. (a)	427

			629

		Personal Products — 0.6%
1		Herbalife Ltd., (Cayman Islands)	39
—	(h)	Nu Skin Enterprises, Inc., Class A	7
13		Prestige Brands Holdings, Inc. (a)	204
5		USANA Health Sciences, Inc. (a)	185

			435

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Tobacco — 1.1%
17		Universal Corp.	783

		Total Consumer Staples	2,833

		Energy — 5.7%
		Energy Equipment & Services — 1.8%
62		Cal Dive International, Inc. (a)	181
4		Dresser-Rand Group, Inc. (a)	183
15		Forum Energy Technologies, Inc. (a)	285
2		Geokinetics, Inc. (a)	1
29		Helix Energy Solutions Group, Inc. (a)	473
1		Hercules Offshore, Inc. (a)	4
7		ION Geophysical Corp. (a)	43
1		Parker Drilling Co. (a)	6
6		Superior Energy Services, Inc. (a)	111

			1,287

		Oil, Gas & Consumable Fuels — 3.9%
1		Clayton Williams Energy, Inc. (a)	48
17		Cloud Peak Energy, Inc. (a)	279
1		Contango Oil & Gas Co. (a)	83
6		CVR Energy, Inc. (a)	165
20		Delek U.S. Holdings, Inc.	348
28		Energy Partners Ltd. (a)	480
—	(h)	Isramco, Inc. (a)	24
3		McMoRan Exploration Co. (a)	41
16		Petroquest Energy, Inc. (a)	81
5		Renewable Energy Group, Inc. (a)	39
9		Stone Energy Corp. (a)	233
5		Swift Energy Co. (a)	93
32		VAALCO Energy, Inc. (a)	274
31		W&T Offshore, Inc.	467
2		Western Refining, Inc.	49
1		Westmoreland Coal Co. (a)	5

			2,709

		Total Energy	3,996

		Financials — 21.2%
		Capital Markets — 1.4%
4		Affiliated Managers Group, Inc. (a)	449
5		Federated Investors, Inc., Class B	109
30		Investment Technology Group, Inc. (a)	279
1		Janus Capital Group, Inc.	8
6		KBW, Inc.	99

			944

		Commercial Banks — 6.2%
4		1st Source Corp.	93

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
9		BancFirst Corp.	386
20		BancorpSouth, Inc.	287
4		Banner Corp.	90
7		BBCN Bancorp, Inc. (a)	72
8		Cathay General Bancorp	125
3		Chemical Financial Corp.	60
1		Citizens & Northern Corp.	19
9		City Holding Co. (c)	310
6		CoBiz Financial, Inc.	38
8		Financial Institutions, Inc.	138
55		First Commonwealth Financial Corp.	373
6		First Financial Bancorp	102
4		First Interstate Bancsystem, Inc.	54
2		First Merchants Corp.	27
13		FNB Corp.	140
4		Heartland Financial USA, Inc.	101
5		MainSource Financial Group, Inc.	59
4		MetroCorp Bancshares, Inc. (a)	37
2		OmniAmerican Bancorp, Inc. (a)	43
22		Oriental Financial Group, Inc.	246
6		PacWest Bancorp	135
5		Sierra Bancorp	45
—	(h)	Signature Bank (a)	9
5		Simmons First National Corp., Class A	126
21		Southwest Bancorp, Inc. (a)	198
2		StellarOne Corp.	27
12		Suffolk Bancorp (a)	152
12		Susquehanna Bancshares, Inc.	126
2		SVB Financial Group (a)	123
20		TCF Financial Corp. (c)	230
3		UMB Financial Corp.	128
6		West Bancorp, Inc.	54
2		Westamerica Bancorp	109
13		Wilshire Bancorp, Inc. (a)	71

			4,333

		Consumer Finance — 1.9%
4		Credit Acceptance Corp. (a)	329
25		DFC Global Corp. (a)	468
8		World Acceptance Corp. (a)	546

			1,343

		Diversified Financial Services — 0.5%
8		Marlin Business Services Corp.	125
13		PHH Corp. (a)	218

			343

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 2.4%
25		American Equity Investment Life Holding Co.	277
2		Aspen Insurance Holdings Ltd., (Bermuda)	61
36		CNO Financial Group, Inc.	278
7		Meadowbrook Insurance Group, Inc.	58
4		Navigators Group, Inc. (The) (a)	185
8		Platinum Underwriters Holdings Ltd., (Bermuda)	316
4		ProAssurance Corp.	330
14		Symetra Financial Corp.	177

			1,682

		Real Estate Investment Trusts (REITs) — 8.0%
—	(h)	American Campus Communities, Inc.	5
36		Anworth Mortgage Asset Corp.	251
4		Ashford Hospitality Trust, Inc.	30
2		Associated Estates Realty Corp.	22
4		BioMed Realty Trust, Inc.	77
41		Capstead Mortgage Corp.	565
9		CBL & Associates Properties, Inc.	178
28		Coresite Realty Corp.	723
20		DCT Industrial Trust, Inc. (c)	123
10		DiamondRock Hospitality Co.	103
4		EastGroup Properties, Inc.	219
2		Equity Lifestyle Properties, Inc.	103
1		Extra Space Storage, Inc.	25
3		First Industrial Realty Trust, Inc. (a)	40
5		Home Properties, Inc.	288
9		Hospitality Properties Trust	228
12		Lexington Realty Trust	105
16		LTC Properties, Inc.	562
5		MFA Financial, Inc.	39
9		Mission West Properties, Inc.	82
3		National Retail Properties, Inc.	88
10		Pennsylvania Real Estate Investment Trust	148
5		Post Properties, Inc.	240
14		Potlatch Corp.	460
1		PS Business Parks, Inc.	75
23		RAIT Financial Trust	105
18		Ramco-Gershenson Properties Trust	220
5		Saul Centers, Inc.	223
1		Tanger Factory Outlet Centers	35
3		Taubman Centers, Inc.	208

			5,570

		Thrifts & Mortgage Finance — 0.8%
6		Astoria Financial Corp.	61
2		BankFinancial Corp.	11

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
6	Beneficial Mutual Bancorp, Inc. (a)	52
2	Capitol Federal Financial, Inc.	18
6	OceanFirst Financial Corp.	88
19	Ocwen Financial Corp. (a)	349

		579

	Total Financials	14,794

	Health Care — 13.0%
	Biotechnology — 3.1%
37	Achillion Pharmaceuticals, Inc. (a)	229
16	Acorda Therapeutics, Inc. (a)	375
24	Ariad Pharmaceuticals, Inc. (a)	420
14	ArQule, Inc. (a)	84
10	AVEO Pharmaceuticals, Inc. (a)	118
17	BioCryst Pharmaceuticals, Inc. (a)	69
3	Incyte Corp., Ltd. (a)	59
12	OncoGenex Pharmaceutical, Inc. (a)	156
2	Onyx Pharmaceuticals, Inc. (a)	113
99	Orexigen Therapeutics, Inc. (a)	546

		2,169

	Health Care Equipment & Supplies — 2.7%
20	Accuray, Inc. (a) (m)	136
3	AngioDynamics, Inc. (a)	41
18	CONMED Corp.	484
27	Greatbatch, Inc. (a)	606
19	Invacare Corp.	298
88	RTI Biologics, Inc. (a)	330

		1,895

	Health Care Providers & Services — 2.5%
3	Alliance HealthCare Services, Inc. (a)	3
13	Amedisys, Inc. (a)	167
2	AMERIGROUP Corp. (a)	99
8	CardioNet, Inc. (a)	15
45	Cross Country Healthcare, Inc. (a)	197
12	Gentiva Health Services, Inc. (a)	80
3	Magellan Health Services, Inc. (a)	122
4	Molina Healthcare, Inc. (a)	94
36	Skilled Healthcare Group, Inc., Class A (a)	226
62	Sun Healthcare Group, Inc. (a)	518
5	WellCare Health Plans, Inc. (a)	260

		1,781

	Health Care Technology — 0.6%
30	MedAssets, Inc. (a)	405

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.0%
84	Affymetrix, Inc. (a)	396
13	Cambrex Corp. (a)	119
1	Mettler-Toledo International, Inc. (a)	109
37	Pacific Biosciences of California, Inc. (a)	80

		704

	Pharmaceuticals — 3.1%
8	Cornerstone Therapeutics, Inc. (a)	52
7	Jazz Pharmaceuticals plc, (Ireland) (a)	306
11	MAP Pharmaceuticals, Inc. (a)	159
26	Medicis Pharmaceutical Corp., Class A	895
23	Nektar Therapeutics (a)	186
23	ViroPharma, Inc. (a)	533

		2,131

	Total Health Care	9,085

	Industrials — 14.5%
	Aerospace & Defense — 1.2%
10	Cubic Corp.	490
40	GenCorp, Inc. (a) (c)	263
12	Taser International, Inc. (a)	65

		818

	Air Freight & Logistics — 0.3%
23	Pacer International, Inc. (a)	127
2	Park-Ohio Holdings Corp. (a)	42

		169

	Airlines — 1.0%
9	Alaska Air Group, Inc. (a)	312
22	Hawaiian Holdings, Inc. (a)	141
37	Republic Airways Holdings, Inc. (a)	205
4	U.S. Airways Group, Inc. (a)	49

		707

	Building Products — 0.5%
28	Gibraltar Industries, Inc. (a)	289
3	Trex Co., Inc. (a)	81

		370

	Commercial Services & Supplies — 2.8%
28	ACCO Brands Corp. (a) (m)	293
31	American Reprographics Co. (a)	154
10	Deluxe Corp.	242
48	EnergySolutions, Inc. (a)	82
4	G&K Services, Inc., Class A	128
13	Intersections, Inc.	212
27	Knoll, Inc.	360

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
2	Portfolio Recovery Associates, Inc. (a)	192
13	Quad/Graphics, Inc.	180
2	Rollins, Inc.	49
3	Standard Parking Corp. (a)	54
4	Steelcase, Inc., Class A	34

		1,980

	Construction & Engineering — 1.0%
12	Argan, Inc.	168
20	EMCOR Group, Inc.	559

		727

	Electrical Equipment — 0.4%
6	Acuity Brands, Inc.	290

	Industrial Conglomerates — 0.4%
7	Standex International Corp.	281

	Machinery — 3.9%
1	Ampco-Pittsburgh Corp.	20
1	Cascade Corp.	66
17	Douglas Dynamics, Inc.	241
17	FreightCar America, Inc.	387
8	Hurco Cos., Inc. (a)	170
2	Kadant, Inc. (a)	35
9	Mueller Industries, Inc.	392
1	NACCO Industries, Inc., Class A	116
10	Nordson Corp.	487
1	Proto Labs, Inc. (a)	32
17	Sauer-Danfoss, Inc.	576
9	Trimas Corp. (a)	177

		2,699

	Professional Services — 0.5%
15	Barrett Business Services, Inc.	324

	Road & Rail — 1.7%
6	Arkansas Best Corp.	78
3	Celadon Group, Inc.	41
4	Con-way, Inc.	148
9	Heartland Express, Inc.	130
14	RailAmerica, Inc. (a)	349
21	Saia, Inc. (a)	468

		1,214

	Trading Companies & Distributors — 0.6%
9	Aircastle Ltd.	110
7	Applied Industrial Technologies, Inc.	243
2	Interline Brands, Inc. (a)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — Continued
1	MRC Global, Inc. (a)	30

		425

	Transportation Infrastructure — 0.2%
13	Wesco Aircraft Holdings, Inc. (a)	166

	Total Industrials	10,170

	Information Technology — 15.8%
	Communications Equipment — 2.2%
33	Arris Group, Inc. (a)	455
13	Aviat Networks, Inc. (a)	36
9	Black Box Corp.	253
7	Comtech Telecommunications Corp.	189
11	InterDigital, Inc. (c)	336
12	Oplink Communications, Inc. (a)	158
4	Plantronics, Inc.	124

		1,551

	Computers & Peripherals — 0.3%
6	Electronics for Imaging, Inc. (a)	92
4	Fusion-io, Inc. (a)	86
13	Imation Corp. (a)	78

		256

	Electronic Equipment, Instruments & Components — 1.4%
5	Agilysys, Inc. (a)	39
5	Audience, Inc. (a)	90
37	Brightpoint, Inc. (a)	201
16	Checkpoint Systems, Inc. (a)	139
9	Coherent, Inc. (a)	381
3	Richardson Electronics Ltd.	31
9	Vishay Intertechnology, Inc. (a)	86

		967

	Internet Software & Services — 1.9%
15	Ancestry.com, Inc. (a)	410
4	Bazaarvoice, Inc. (a)	65
2	Demand Media, Inc. (a)	24
2	Demandware, Inc. (a)	57
19	Digital River, Inc. (a)	310
2	ExactTarget, Inc. (a)	50
6	Move, Inc. (a)	56
5	OpenTable, Inc. (a)	203
14	QuinStreet, Inc. (a)	131

		1,306

	IT Services — 1.6%
9	CACI International, Inc., Class A (a)	501

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — Continued
5		CSG Systems International, Inc. (a)	86
4		Heartland Payment Systems, Inc.	111
1		Jack Henry & Associates, Inc.	31
1		TNS, Inc. (a)	18
4		Unisys Corp. (a)	84
5		Vantiv, Inc., Class A (a)	112
5		VeriFone Systems, Inc. (a)	158

			1,101

		Semiconductors & Semiconductor Equipment — 3.7%
4		ATMI, Inc. (a) (m)	74
6		Brooks Automation, Inc.	60
7		Cirrus Logic, Inc. (a)	197
5		Cymer, Inc. (a)	265
4		DSP Group, Inc. (a)	24
25		GT Advanced Technologies, Inc. (a)	134
7		Integrated Device Technology, Inc. (a)	40
11		Intermolecular, Inc. (a)	85
14		Kulicke & Soffa Industries, Inc. (a)	120
12		Lattice Semiconductor Corp. (a)	44
66		LSI Corp. (a)	417
62		LTX-Credence Corp. (a)	412
2		M/A-COM Technology Solutions Holdings, Inc. (a)	32
31		Micrel, Inc.	291
9		Photronics, Inc. (a)	55
21		RF Micro Devices, Inc. (a)	90
8		Rudolph Technologies, Inc. (a)	72
5		Semtech Corp. (a)	110
10		STR Holdings, Inc. (a)	45

			2,567

		Software — 4.7%
20		Aspen Technology, Inc. (a)	465
9		Envivio, Inc. (a)	56
5		EPIQ Systems, Inc.	59
4		Fair Isaac Corp.	173
2		Guidewire Software, Inc. (a)	45
1		Imperva, Inc. (a)	23
6		Infoblox, Inc. (a)	138
4		JDA Software Group, Inc. (a)	117
18		Manhattan Associates, Inc. (a)	832
36		Monotype Imaging Holdings, Inc. (a)	595
—	(h)	NetSuite, Inc. (a)	11
1		Proofpoint, Inc. (a)	20
2		Quest Software, Inc. (a)	61
—	(h)	SolarWinds, Inc. (a)	13

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
33	TeleNav, Inc. (a)	205
6	TIBCO Software, Inc. (a)	186
15	Websense, Inc. (a)	283

		3,282

	Total Information Technology	11,030

	Materials — 4.8%
	Chemicals — 1.7%
11	Georgia Gulf Corp.	272
12	Minerals Technologies, Inc.	784
9	Tredegar Corp.	134

		1,190

	Construction Materials — 0.2%
23	Headwaters, Inc. (a)	117

	Containers & Packaging — 0.6%
23	Myers Industries, Inc.	400

	Metals & Mining — 1.2%
8	Coeur d’Alene Mines Corp. (a)	144
6	Hecla Mining Co.	30
16	U.S. Silica Holdings, Inc. (a)	175
24	Worthington Industries, Inc.	499

		848

	Paper & Forest Products — 1.1%
6	Buckeye Technologies, Inc.	162
2	Domtar Corp., (Canada)	161
7	Neenah Paper, Inc.	192
18	PH Glatfelter Co.	287

		802

	Total Materials	3,357

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
40	Cincinnati Bell, Inc. (a)	148
17	Consolidated Communications Holdings, Inc.	244

		392

	Wireless Telecommunication Services — 0.0% (g)
1	NTELOS Holdings Corp.	13

	Total Telecommunication Services	405

	Utilities — 3.5%
	Electric Utilities — 1.1%
9	El Paso Electric Co.	305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
13	Portland General Electric Co.	349
4	UNS Energy Corp.	158

		812

	Gas Utilities — 1.2%
6	AGL Resources, Inc. (m)	215
3	Laclede Group, Inc. (The)	135
3	New Jersey Resources Corp.	109
6	Piedmont Natural Gas Co., Inc.	184
4	Southwest Gas Corp.	179

		822

	Multi-Utilities — 1.2%
2	CH Energy Group, Inc.	98
20	NorthWestern Corp.	716

		814

	Total Utilities	2,448

	Total Common Stocks (Cost $58,037)	68,348

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
225	U.S. Treasury Notes, 0.500%, 11/30/12 (k) (Cost $225)	225

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
1,379	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (b) (l) (m) (Cost $1,379)	1,379

Investment of Cash Collateral for Securities on Loan — 0.8%
	Investment Company — 0.8%
546	JPMorgan Prime Money Market Fund, Capital Shares, 0.160% (b) (l) (Cost $546)	546

	Total Investments — 100.8% (Cost $60,187)	70,498
	Liabilities in Excess of Other Assets — (0.8)%	(539)

	NET ASSETS — 100.0%	$69,959

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini Russell 2000	09/21/12	$1,511	$68

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$328,799	$397,996		$2,387,552
Investments in affiliates, at value	9,674	5,086		29,810

Total investment securities, at value	338,473	403,082		2,417,362
Receivables:
Investment securities sold	660	8,034		35,968
Fund shares sold	1,544	351		1,858
Interest and dividends from non-affiliates	142	404		2,359
Dividends from affiliates	1	1		12
Securities lending income	1	1		—
Variation margin on futures contracts	—	310		—

Total Assets	340,821	412,183		2,457,559

LIABILITIES:
Payables:
Due to custodian	—	200		—
Investment securities purchased	214	4,335		7,147
Collateral for securities lending program	2,971	688		—
Fund shares redeemed	1,106	8		5,636
Accrued liabilities:
Investment advisory fees	172	207		1,247
Administration fees	23	28		—
Shareholder servicing fees	53	21		305
Distribution fees	44	—		154
Custodian and accounting fees	5	17		17
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	2
Transfer agent fees	142	7		822
Other	88	82		198

Total Liabilities	4,820	5,593		15,528

Net Assets	$336,001	$406,590		$2,442,031

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$300,491	$371,930	$1,780,691
Accumulated undistributed (distributions in excess of) net investment income	(1,196)	2,422	6,322
Accumulated net realized gains (losses)	(6,541)	(52,316)	99,625
Net unrealized appreciation (depreciation)	43,247	84,554	555,393

Total Net Assets	$336,001	$406,590	$2,442,031

Net Assets:
Class A	$64,997	$—	$618,705
Class B	1,055	—	10,036
Class C	50,144	—	34,994
Class R2	—	—	5,587
Class R5	—	—	696,200
Select Class	219,805	406,590	1,076,509

Total	$336,001	$406,590	$2,442,031

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,451	—	17,177
Class B	63	—	329
Class C	3,006	—	1,149
Class R2	—	—	157
Class R5	—	—	17,639
Select Class	10,980	10,830	27,315

Net Asset Value (b):
Class A — Redemption price per share	$18.83	$—	$36.02
Class B — Offering price per share (c)	16.71	—	30.51
Class C — Offering price per share (c)	16.68	—	30.46
Class R2 — Offering and redemption price per share	—	—	35.67
Class R5 — Offering and redemption price per share	—	—	39.47
Select Class — Offering and redemption price per share	20.02	37.54	39.41
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.87	$—	$38.02

Cost of investments in non-affiliates	$285,552	$313,875	$1,832,159
Cost of investments in affiliates	9,674	5,086	29,810
Value of securities on loan	2,998	683	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$807,564	$604,842		$68,573
Investments in affiliates, at value	13,883	12,790		1,925

Total investment securities, at value	821,447	617,632		70,498
Cash	—	—		40
Deposits at broker for futures contracts	—	—		10
Receivables:
Investment securities sold	1,700	6,256		698
Fund shares sold	1,165	597		162
Interest and dividends from non-affiliates	352	1,172		88
Dividends from affiliates	2	1		—	(a)
Securities lending income	1	—	(a)	—	(a)
Variation margin on futures contracts	—	435		55

Total Assets	824,667	626,093		71,551

LIABILITIES:
Payables:
Dividends	—	434		—
Investment securities purchased	493	6,519		907
Collateral for securities lending program	1,001	291		546
Fund shares redeemed	845	1,110		40
Accrued liabilities:
Investment advisory fees	319	312		27
Administration fees	—	25		—
Shareholder servicing fees	96	50		10
Distribution fees	69	59		2
Custodian and accounting fees	7	5		5
Trustees’ and Chief Compliance Officer’s fees	10	1		—	(a)
Transfer agent fees	246	152		14
Other	61	69		41

Total Liabilities	3,147	9,027		1,592

Net Assets	$821,520	$617,066		$69,959

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$704,600	$599,676	$68,559
Accumulated undistributed (distributions in excess of) net investment income	(1,501)	(638)	283
Accumulated net realized gains (losses)	25,910	(60,716)	(9,262)
Net unrealized appreciation (depreciation)	92,511	78,744	10,379

Total Net Assets	$821,520	$617,066	$69,959

Net Assets:
Class A	$219,946	$184,920	$8,411
Class B	3,690	3,931	—
Class C	23,689	28,834	1,247
Class R2	22,514	6,758	57
Class R5	—	15,668	—
Class R6	200,960	180,853	12,959
Institutional Class	226,834	—	9,350
Select Class	123,887	196,102	37,935

Total	$821,520	$617,066	$69,959

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,762	9,864	816
Class B	406	237	—
Class C	2,492	1,758	123
Class R2	2,041	362	5
Class R5	—	800	—
Class R6	16,953	9,230	1,243
Institutional Class	19,164	—	896
Select Class	10,589	10,013	3,631

Net Asset Value (b):
Class A — Redemption price per share	$11.13	$18.75	$10.31
Class B — Offering price per share (c)	9.10	16.55	—
Class C — Offering price per share (c)	9.51	16.40	10.14
Class R2 — Offering and redemption price per share	11.03	18.68	10.25
Class R5 — Offering and redemption price per share	—	19.58	—
Class R6 — Offering and redemption price per share	11.85	19.59	10.43
Institutional Class — Offering and redemption price per share	11.84	—	10.43
Select Class — Offering and redemption price per share	11.70	19.58	10.45
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.75	$19.79	$10.88

Cost of investments in non-affiliates	$715,053	$526,678	$58,262
Cost of investments in affiliates	13,883	12,790	1,925
Value of securities on loan	1,001	286	535

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$—
Dividend income from non-affiliates	2,227	5,574	34,949
Dividend income from affiliates	7	10	132
Income from securities lending (net)	382	143	39

Total investment income	2,616	5,730	35,120

EXPENSES:
Investment advisory fees	2,221	2,606	15,107
Administration fees	300	352	2,039
Distribution fees:
Class A	271	—	1,546
Class B	10	—	82
Class C	403	—	265
Class R2	—	—	26
Shareholder servicing fees:
Class A	271	—	1,546
Class B	3	—	27
Class C	134	—	88
Class R2	—	—	13
Class R5	—	—	302
Select Class	446	1,002	2,624
Custodian and accounting fees	32	34	93
Professional fees	46	35	74
Trustees’ and Chief Compliance Officer’s fees	6	3	25
Printing and mailing costs	117	49	364
Registration and filing fees	73	14	109
Transfer agent fees	522	4	3,293
Other	4	3	21

Total expenses	4,859	4,102	27,644

Less amounts waived	(230)	(916)	(3,508)

Net expenses	4,629	3,186	24,136

Net investment income (loss)	(2,013)	2,544	10,984

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,478	9,673	126,071
Futures	—	4,805	—

Net realized gain (loss)	12,478	14,478	126,071

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(36,437)	(34,441)	(59,698)
Futures	—	(3,409)	—

Change in net unrealized appreciation (depreciation)	(36,437)	(37,850)	(59,698)

Net realized/unrealized gains (losses)	(23,959)	(23,372)	66,373

Change in net assets resulting from operations	$(25,972)	$(20,828)	$77,357

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$3	$— (a)
Dividend income from non-affiliates	4,841	11,191	930
Dividend income from affiliates	17	19	2
Income from securities lending (net)	982	151	28

Total investment income	5,840	11,364	960

EXPENSES:
Investment advisory fees	4,857	3,622	392
Administration fees	655	489	57
Distribution fees:
Class A	586	468	20
Class B	33	36	—
Class C	193	207	9
Class R2	101	29	— (a)
Shareholder servicing fees:
Class A	586	468	20
Class B	11	12	—
Class C	64	69	3
Class R2	51	14	— (a)
Class R5	—	7	—
Institutional Class	216	—	14
Select Class	303	470	95
Custodian and accounting fees	51	44	47
Interest expense to affiliates	—	—	— (a)
Professional fees	56	56	49
Trustees’ and Chief Compliance Officer’s fees	7	5	1
Printing and mailing costs	111	75	14
Registration and filing fees	93	75	83
Transfer agent fees	1,178	671	63
Other	10	9	6

Total expenses	9,162	6,826	873

Less amounts waived	(1,437)	(701)	(224)

Net expenses	7,725	6,125	649

Net investment income (loss)	(1,885)	5,239	311

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,713	9,233	(2,717)
Futures	—	(608)	(7)
Payment by affiliate (see Note 3)	—	—	40

Net realized gain (loss)	33,713	8,625	(2,684)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(76,118)	(10,513)	(1,155)
Futures	—	(87)	(28)

Change in net unrealized appreciation (depreciation)	(76,118)	(10,600)	(1,183)

Net realized/unrealized gains (losses)	(42,405)	(1,975)	(3,867)

Change in net assets resulting from operations	$(44,290)	$3,264	$(3,556)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,013)	$(2,511)	$2,544	$2,023
Net realized gain (loss)	12,478	28,202	14,478	48,384
Change in net unrealized appreciation (depreciation)	(36,437)	65,759	(37,850)	113,851

Change in net assets resulting from operations	(25,972)	91,450	(20,828)	164,258

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(2,078)	(1,795)

Total distributions to shareholders	—	—	(2,078)	(1,795)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(14,401)	112,643	(120,034)	(103,994)

NET ASSETS:
Change in net assets	(40,373)	204,093	(142,940)	58,469
Beginning of period	376,374	172,281	549,530	491,061

End of period	$336,001	$376,374	$406,590	$549,530

Accumulated undistributed (distributions in excess of) net investment income	$(1,196)	$(280)	$2,422	$1,920

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,984	$14,629	$(1,885)	$(3,206)
Net realized gain (loss)	126,071	94,478	33,713	70,690
Change in net unrealized appreciation (depreciation)	(59,698)	572,464	(76,118)	133,726

Change in net assets resulting from operations	77,357	681,571	(44,290)	201,210

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,784)	(1,060)	—	—
From net realized gains	(29,961)	(19,043)	(4,635)	—
Class B
From net realized gains	(645)	(506)	(107)	—
Class C
From net realized gains	(2,059)	(1,347)	(598)	—
Class R2
From net investment income	(6)	—	—	—
From net realized gains	(264)	(172)	(408)	—
Class R5
From net investment income	(4,589)	(1,948)	—	—
From net realized gains	(27,407)	(9,777)	—	—
Class R6 (a)
From net realized gains	—	—	(2,268)	—
Institutional Class
From net realized gains	—	—	(4,220)	—
Select Class
From net investment income	(5,722)	(4,611)	—	—
From net realized gains	(48,444)	(33,431)	(2,322)	—

Total distributions to shareholders	(120,881)	(71,895)	(14,558)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(39,038)	144,612	134,888	126,045

NET ASSETS:
Change in net assets	(82,562)	754,288	76,040	327,255
Beginning of period	2,524,593	1,770,305	745,480	418,225

End of period	$2,442,031	$2,524,593	$821,520	$745,480

Accumulated undistributed (distributions in excess of) net investment income	$6,322	$7,438	$(1,501)	$(559)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,239	$3,987	$311	$141
Net realized gain (loss)	8,625	17,657	(2,684)	4,400
Change in net unrealized appreciation (depreciation)	(10,600)	107,369	(1,183)	10,055

Change in net assets resulting from operations	3,264	129,013	(3,556)	14,596

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,662)	(1,299)	—	(29)
Class B
From net investment income	(19)	(27)	—	—
Class C
From net investment income	(136)	(126)	—	—
Class R2 (a)
From net investment income	(41)	(29)	— (b)	—
Class R5
From net investment income	(157)	(293)	—	—
Class R6 (a) (c)
From net investment income	(1,736)	(700)	— (b)	—
Institutional Class
From net investment income	—	—	(59)	(46)
Select Class
From net investment income	(2,049)	(1,496)	(108)	(51)

Total distributions to shareholders	(5,800)	(3,970)	(167)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	47,225	18,276	4,531	18,766

NET ASSETS:
Change in net assets	44,689	143,319	808	33,236
Beginning of period	572,377	429,058	69,151	35,915

End of period	$617,066	$572,377	$69,959	$69,151

Accumulated undistributed (distributions in excess of) net investment income	$(638)	$(159)	$283	$137

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than $1,000.
(c)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,460	$94,508	$—	$—
Cost of shares redeemed	(122,824)	(44,068)	—	—

Change in net assets from Class A capital transactions	$(81,364)	$50,440	$—	$—

Class B
Proceeds from shares issued	$3	$52	$—	$—
Cost of shares redeemed	(653)	(1,314)	—	—

Change in net assets from Class B capital transactions	$(650)	$(1,262)	$—	$—

Class C
Proceeds from shares issued	$17,007	$23,259	$—	$—
Cost of shares redeemed	(26,284)	(25,022)	—	—

Change in net assets from Class C capital transactions	$(9,277)	$(1,763)	$—	$—

Select Class
Proceeds from shares issued	$154,205	$110,890	$25,529	$50,308
Dividends and distributions reinvested	—	—	1,948	1,638
Cost of shares redeemed	(77,315)	(45,662)	(147,511)	(155,940)

Change in net assets from Select Class capital transactions	$76,890	$65,228	$(120,034)	$(103,994)

Total change in net assets from capital transactions	$(14,401)	$112,643	$(120,034)	$(103,994)

SHARE TRANSACTIONS:
Class A
Issued	2,340	5,157	—	—
Redeemed	(6,774)	(2,500)	—	—

Change in Class A Shares	(4,434)	2,657	—	—

Class B
Issued	— (a)	3	—	—
Redeemed	(41)	(87)	—	—

Change in Class B Shares	(41)	(84)	—	—

Class C
Issued	1,047	1,440	—	—
Redeemed	(1,617)	(1,584)	—	—

Change in Class C Shares	(570)	(144)	—	—

Select Class
Issued	7,902	5,859	697	1,456
Reinvested	—	—	57	45
Redeemed	(3,977)	(2,366)	(3,858)	(4,737)

Change in Select Class Shares	3,925	3,493	(3,104)	(3,236)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$157,234	$193,253	$69,558	$130,913
Dividends and distributions reinvested	27,278	17,092	4,447	—
Cost of shares redeemed	(245,335)	(211,462)	(101,851)	(76,654)

Change in net assets from Class A capital transactions	$(60,823)	$(1,117)	$(27,846)	$54,259

Class B
Proceeds from shares issued	$153	$154	$141	$731
Dividends and distributions reinvested	586	456	93	—
Cost of shares redeemed	(3,284)	(4,282)	(2,023)	(3,418)

Change in net assets from Class B capital transactions	$(2,545)	$(3,672)	$(1,789)	$(2,687)

Class C
Proceeds from shares issued	$2,701	$3,420	$3,039	$10,534
Dividends and distributions reinvested	1,591	1,029	488	—
Cost of shares redeemed	(7,520)	(7,383)	(8,525)	(7,197)

Change in net assets from Class C capital transactions	$(3,228)	$(2,934)	$(4,998)	$3,337

Class R2
Proceeds from shares issued	$2,320	$2,674	$10,502	$15,456
Dividends and distributions reinvested	114	55	377	—
Cost of shares redeemed	(1,956)	(3,719)	(3,289)	(2,622)

Change in net assets from Class R2 capital transactions	$478	$(990)	$7,590	$12,834

Class R5
Proceeds from shares issued	$220,906	$297,001	$—	$—
Dividends and distributions reinvested	30,874	11,063	—	—
Cost of shares redeemed	(127,695)	(96,978)	—	—

Change in net assets from Class R5 capital transactions	$124,085	$211,086	$—	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$130,056	$79,204
Dividends and distributions reinvested	—	—	2,269	—
Cost of shares redeemed	—	—	(8,891)	(277)

Change in net assets from Class R6 capital transactions	$—	$—	$123,434	$78,927

Institutional Class
Proceeds from shares issued	$—	$—	$106,591	$128,356
Dividends and distributions reinvested	—	—	3,608	—
Cost of shares redeemed	—	—	(77,557)	(133,441)

Change in net assets from Institutional Class capital transactions	$—	$—	$32,642	$(5,085)

Select Class
Proceeds from shares issued	$287,957	$402,797	$50,639	$72,991
Dividends and distributions reinvested	47,121	26,913	1,909	—
Cost of shares redeemed	(432,083)	(487,471)	(46,693)	(88,531)

Change in net assets from Select Class capital transactions	$(97,005)	$(57,761)	$5,855	$(15,540)

Total change in net assets from capital transactions	$(39,038)	$144,612	$134,888	$126,045

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	4,564	5,780	6,342	12,058
Reinvested	849	514	436	—
Redeemed	(7,273)	(6,454)	(9,342)	(7,144)

Change in Class A Shares	(1,860)	(160)	(2,564)	4,914

Class B
Issued	5	5	16	81
Reinvested	22	16	11	—
Redeemed	(112)	(149)	(223)	(398)

Change in Class B Shares	(85)	(128)	(196)	(317)

Class C
Issued	92	119	320	1,098
Reinvested	59	36	56	—
Redeemed	(257)	(258)	(905)	(791)

Change in Class C Shares	(106)	(103)	(529)	307

Class R2
Issued	70	82	977	1,374
Reinvested	4	1	37	—
Redeemed	(57)	(113)	(306)	(230)

Change in Class R2 Shares	17	(30)	708	1,144

Class R5
Issued	5,986	7,893	—	—
Reinvested	874	304	—	—
Redeemed	(3,399)	(2,591)	—	—

Change in Class R5 Shares	3,461	5,606	—	—

Class R6 (a)
Issued	—	—	11,045	6,501
Reinvested	—	—	210	—
Redeemed	—	—	(783)	(20)

Change in Class R6 Shares	—	—	10,472	6,481

Institutional Class
Issued	—	—	9,441	11,081
Reinvested	—	—	334	—
Redeemed	—	—	(6,770)	(11,667)

Change in Institutional Class Shares	—	—	3,005	(586)

Select Class
Issued	7,666	11,168	4,414	6,430
Reinvested	1,338	742	178	—
Redeemed	(11,713)	(13,187)	(4,096)	(7,950)

Change in Select Class Shares	(2,709)	(1,277)	496	(1,520)

(a)	Commencement of offering of class of shares effective November 30, 2010 for Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011		Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,696	$75,776		$7,833	$12,982
Dividends and distributions reinvested	1,559	1,221		—	29
Cost of shares redeemed	(80,683)	(70,870)		(10,500)	(3,018)

Change in net assets from Class A capital transactions	$(14,428)	$6,127		$(2,667)	$9,993

Class B
Proceeds from shares issued	$60	$155		$—	$—
Dividends and distributions reinvested	17	25		—	—
Cost of shares redeemed	(2,513)	(2,954)		—	—

Change in net assets from Class B capital transactions	$(2,436)	$(2,774)		$—	$—

Class C
Proceeds from shares issued	$6,277	$8,850		$597	$821
Dividends and distributions reinvested	116	101		—	—
Cost of shares redeemed	(8,373)	(7,833)		(505)	(178)

Change in net assets from Class C capital transactions	$(1,980)	$1,118		$92	$643

Class R2 (a)
Proceeds from shares issued	$2,994	$6,061		$50	$—
Dividends and distributions reinvested	38	25		— (b)	—
Cost of shares redeemed	(2,261)	(1,011)		—	—

Change in net assets from Class R2 capital transactions	$771	$5,075		$50	$—

Class R5
Proceeds from shares issued	$6,690	$37,941		$—	$—
Dividends and distributions reinvested	4	114		—	—
Cost of shares redeemed	(22,164)	(70,073	)(c)	—	—

Change in net assets from Class R5 capital transactions	$(15,470)	$(32,018)		$—	$—

Class R6 (a) (d)
Proceeds from shares issued	$79,242	$84,590	(c)	$13,638	$—
Dividends and distributions reinvested	1,736	700		— (b)	—
Cost of shares redeemed	(5,770)	(12,534)		(260)	—

Change in net assets from Class R6 capital transactions	$75,208	$72,756		$13,378	$—

Institutional Class
Proceeds from shares issued	$—	$—		$6,490	$6,216
Dividends and distributions reinvested	—	—		59	46
Cost of shares redeemed	—	—		(17,366)	(615)

Change in net assets from Institutional Class capital transactions	$—	$—		$(10,817)	$5,647

Select Class
Proceeds from shares issued	$54,314	$48,920		$15,804	$7,607
Dividends and distributions reinvested	905	588		88	38
Cost of shares redeemed	(49,659)	(81,516)		(11,397)	(5,162)

Change in net assets from Select Class capital transactions	$5,560	$(32,008)		$4,495	$2,483

Total change in net assets from capital transactions	$47,225	$18,276		$4,531	$18,766

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Small Cap Value Fund			U.S. Small Company Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011		Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	3,659	4,296		803	1,378
Reinvested	89	65		—	3
Redeemed	(4,528)	(4,060)		(1,142)	(300)

Change in Class A Shares	(780)	301		(339)	1,081

Class B
Issued	3	10		—	—
Reinvested	1	2		—	—
Redeemed	(161)	(189)		—	—

Change in Class B Shares	(157)	(177)		—	—

Class C
Issued	402	567		63	81
Reinvested	7	6		—	—
Redeemed	(550)	(512)		(52)	(18)

Change in Class C Shares	(141)	61		11	63

Class R2 (a)
Issued	170	341		5	—
Reinvested	2	1		— (b)	—
Redeemed	(131)	(58)		—	—

Change in Class R2 Shares	41	284		5	—

Class R5
Issued	359	2,072		—	—
Reinvested	— (b)	6		—	—
Redeemed	(1,168)	(3,647	)(c)	—	—

Change in Class R5 Shares	(809)	(1,569)		—	—

Class R6 (a) (d)
Issued	4,227	4,356	(c)	1,267	—
Reinvested	94	35		— (b)	—
Redeemed	(307)	(736)		(24)	—

Change in Class R6 Shares	4,014	3,655		1,243	—

Institutional Class
Issued	—	—		615	618
Reinvested	—	—		6	5
Redeemed	—	—		(1,657)	(59)

Change in Institutional Class Shares	—	—		(1,036)	564

Select Class
Issued	3,087	2,602		1,545	704
Reinvested	49	30		9	4
Redeemed	(2,739)	(4,602)		(1,169)	(545)

Change in Select Class Shares	397	(1,970)		385	163

(a)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.
(b)	Amount rounds to less than 1,000 (shares or dollars).
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.
(d)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2012	$20.20	$(0.13	)(c)(d)	$(1.24)	$(1.37)	$—
Year Ended June 30, 2011	13.80	(0.16	)(c)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(c)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(c)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(c)	(2.09)	(2.28)	(1.80)

Class B
Year Ended June 30, 2012	18.01	(0.20	)(c)(d)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(c)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(c)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(c)	(1.89)	(2.17)	(1.80)

Class C
Year Ended June 30, 2012	17.98	(0.20	)(c)(d)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(c)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(c)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(c)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(c)	(1.89)	(2.17)	(1.80)

Select Class
Year Ended June 30, 2012	21.39	(0.06	)(c)(d)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(c)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(c)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(c)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(c)	(2.17)	(2.29)	(1.80)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$18.83	(6.78)%	$64,997	1.47%	(0.72	)%(d)	1.48%	63%
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83
16.65	(11.92)	77,384	1.50	(0.99)		1.95	122

16.71	(7.22)	1,055	1.97	(1.21	)(d)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83
15.12	(12.38)	27,388	2.10	(1.59)		2.44	122

16.68	(7.23)	50,144	1.97	(1.21	)(d)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83
15.09	(12.40)	58,290	2.10	(1.59)		2.44	122

20.02	(6.40)	219,805	1.10	(0.32	)(d)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83
17.44	(11.50)	35,071	1.10	(0.60)		1.70	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2012	$39.44	$0.27	(c)	$(1.98)	$(1.71)	$(0.19)	$—	$(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)	(9.09)	(0.27)	(6.21)	(6.48)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$37.54	(4.29)%	$406,590	0.80%	0.64	%(c)	1.02%	45%
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42
35.77	(18.23)	558,129	0.80	0.77		1.07	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2012	$36.72	$0.07	(e)	$1.09	$1.16	$(0.10)	$(1.76)	$(1.86)
Year Ended June 30, 2011	27.54	0.14	(e)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)

Class B
Year Ended June 30, 2012	31.46	(0.09	)(e)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(e)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)

Class C
Year Ended June 30, 2012	31.41	(0.08	)(e)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(e)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)

Class R2
Year Ended June 30, 2012	36.41	(0.01	)(e)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(e)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008(f) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2012	40.04	0.28	(e)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(e)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)

Select Class
Year Ended June 30, 2012	39.98	0.19	(e)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(e)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$36.02	3.79%	$618,705	1.30%	0.21%	1.41%	27%
36.72	37.77	699,042	1.29	0.43	1.40	39
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52

30.51	3.26	10,036	1.80	(0.30)	1.91	27
31.46	37.10	13,032	1.79	(0.05)	1.90	39
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52

30.46	3.26	34,994	1.80	(0.29)	1.91	27
31.41	37.13	39,403	1.79	(0.06)	1.90	39
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52

35.67	3.51	5,587	1.55	(0.03)	1.66	27
36.41	37.46	5,109	1.54	0.22	1.65	39
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

39.47	4.31	696,200	0.79	0.73	0.96	27
40.04	38.46	567,675	0.79	0.85	0.96	39
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52

39.41	4.09	1,076,509	1.00	0.51	1.16	27
39.98	38.21	1,200,332	0.99	0.75	1.15	39
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2012	$12.17	$(0.05	)(e)(f)	$(0.77)	$(0.82)	$(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(e)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)	(1.34)	(1.70)

Class B
Year Ended June 30, 2012	10.04	(0.09	)(e)(f)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(e)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)	(1.19)	(1.70)

Class C
Year Ended June 30, 2012	10.48	(0.09	)(e)(f)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(e)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)	(1.24)	(1.70)

Class R2
Year Ended June 30, 2012	12.09	(0.08	)(e)(f)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(e)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54	1.46	—
November 3, 2008 (g) through June 30, 2009	6.28	(0.03	)(e)	0.54	0.51	—

Class R6
Year Ended June 30, 2012	12.88	—	(e)(f)(h)	(0.81)	(0.81)	(0.22)
November 30, 2010 (g) through June 30, 2011	11.02	(0.02	)(e)	1.88	1.86	—

Institutional Class
Year Ended June 30, 2012	12.87	(0.01	)(e)(f)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(e)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)	(1.35)	(1.70)

Select Class
Year Ended June 30, 2012	12.74	(0.02	)(e)(f)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(e)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)	(1.37)	(1.70)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10), $(0.02), $(0.03) and $(0.05) for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)%, (0.19)%, (0.28)% and (0.43)% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$11.13	(6.59)%	$219,946	1.25%	(0.46	)%(f)	1.44%	58%
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83
6.80	(23.94)	107,591	1.25	(0.55)		1.58	83
8.94	(12.93)	120,723	1.25	(0.56)		1.39	71

9.10	(7.00)	3,690	1.75	(0.97	)(f)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83
5.67	(24.60)	7,967	1.85	(1.15)		2.06	83
7.52	(13.48)	13,420	1.85	(1.18)		1.89	71

9.51	(6.99)	23,689	1.75	(0.97	)(f)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83
5.92	(24.49)	14,396	1.85	(1.15)		2.07	83
7.84	(13.49)	18,615	1.85	(1.17)		1.89	71

11.03	(6.80)	22,514	1.50	(0.71	)(f)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83
6.79	8.12	54	1.50	(0.72)		1.93	83

11.85	(6.14)	200,960	0.75	0.02	(f)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

11.84	(6.15)	226,834	0.85	(0.06	)(f)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83
7.13	(23.82)	102,695	0.85	(0.15)		1.19	83
9.36	(12.53)	91,439	0.85	(0.15)		0.99	71

11.70	(6.29)	123,887	1.00	(0.21	)(f)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83
7.08	(23.87)	87,612	1.00	(0.31)		1.30	83
9.30	(12.74)	201,462	1.00	(0.34)		1.13	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2012	$18.99	$0.14	(e)	$(0.22)	$(0.08)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2011	14.53	0.12	(e)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)	(4.44)	(0.16)	(2.51)	(2.67)

Class B
Year Ended June 30, 2012	16.78	0.02	(e)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(e)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(e)(f)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)

Class C
Year Ended June 30, 2012	16.64	0.03	(e)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(e)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(e)(f)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)

Class R2
Year Ended June 30, 2012	18.93	0.10	(e)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(e)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (g) through June 30, 2009	13.84	0.10	(e)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Year Ended June 30, 2012	19.82	0.20	(e)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(e)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)

Class R6 (h)
Year Ended June 30, 2012	19.83	0.22	(e)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(e)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)

Select Class
Year Ended June 30, 2012	19.82	0.19	(e)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(e)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.75	(0.36)%	$184,920	1.25%	0.79%	1.41%	38%
18.99	31.56	202,094	1.25	0.68	1.43	43
14.53	27.50	150,297	1.25	0.64	1.48	50
11.46	(26.91)	108,414	1.25	1.42	1.55	33
17.45	(18.44)	155,745	1.25	0.82	1.41	35

16.55	(0.95)	3,931	1.86	0.16	1.91	38
16.78	30.75	6,611	1.85	0.06	1.93	43
12.88	26.77	7,355	1.86	0.03	1.98	50
10.17	(27.42)	10,614	1.86	0.79	2.04	33
15.72	(18.93)	19,488	1.87	0.18	1.91	35

16.40	(0.96)	28,834	1.86	0.18	1.91	38
16.64	30.72	31,602	1.85	0.07	1.93	43
12.78	26.74	23,499	1.86	0.03	1.98	50
10.10	(27.34)	17,402	1.86	0.79	2.04	33
15.61	(18.95)	30,533	1.87	0.18	1.91	35

18.68	(0.64)	6,758	1.50	0.55	1.66	38
18.93	31.22	6,082	1.49	0.45	1.64	43
14.51	27.20	534	1.50	0.39	1.71	50
11.45	(8.17)	59	1.50	1.34	1.91	33

19.58	(0.03)	15,668	0.91	1.09	0.95	38
19.82	31.95	31,899	0.90	1.03	1.00	43
15.15	27.96	48,135	0.91	0.98	1.02	50
11.94	(26.63)	13,342	0.91	1.74	1.14	33
18.08	(18.17)	10,077	0.91	1.17	0.96	35

19.59	0.02	180,853	0.86	1.21	0.91	38
19.83	32.06	103,457	0.85	1.06	0.89	43
15.15	27.91	23,660	0.86	1.02	0.98	50
11.95	(26.59)	18,137	0.86	1.80	1.05	33
18.09	(18.16)	28,433	0.86	1.21	0.91	35

19.58	(0.11)	196,102	1.00	1.04	1.16	38
19.82	31.86	190,632	0.99	0.92	1.18	43
15.15	27.83	175,578	1.00	0.90	1.23	50
11.94	(26.72)	201,486	1.00	1.64	1.30	33
18.09	(18.24)	350,596	1.00	1.05	1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2012	$10.62	$0.02	(e)	$(0.33	)(f)	$(0.31)	$—	$—	$—
Year Ended June 30, 2011	7.79	—	(e)(g)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (h) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Year Ended June 30, 2012	10.50	(0.02	)(e)	(0.34	)(f)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(e)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16)		(2.14)	— (g)	(0.06)	(0.06)
November 1, 2007 (h) through June 30, 2008	9.73	—	(e)(g)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Class R2
November 1, 2011 (h) through June 30, 2012	9.02	—	(e)(g)	1.27	(f)	1.27	(0.04)	—	(0.04)

Class R6
November 1, 2011 (h) through June 30, 2012	9.13	0.05	(e)	1.29	(f)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2012	10.75	0.06	(e)	(0.34	)(f)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(e)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)

Select Class
Year Ended June 30, 2012	10.76	0.05	(e)	(0.33	)(f)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(e)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$10.31	(2.92	)%(f)	$8,411	1.26%		0.17%	1.59%	74%
10.62	36.78		12,271	1.25		0.02	1.50	48
7.79	27.48		576	1.26		0.06	1.67	56
6.17	(25.30)		240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

10.14	(3.43	)(f)	1,247	1.76		(0.26)	2.10	74
10.50	36.19		1,173	1.75		(0.50)	2.02	48
7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62)		94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

10.25	14.17	(f)	57	1.51		0.02	1.91	74

10.43	14.77	(f)	12,959	0.75		0.70	1.08	74

10.43	(2.59	)(f)	9,350	0.83		0.62	1.19	74
10.75	37.58		20,763	0.82		0.42	1.13	48
7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84)		9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130

10.45	(2.60	)(f)	37,935	1.01		0.49	1.35	74
10.76	37.14		34,944	1.00		0.27	1.29	48
7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92)		20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

Class R2 Shares and Class R6 Shares commenced operations on November 1, 2011 for the U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees (the “Board”) or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in their portfolios, by utilizing the quotations of an independent pricing service, unless a Fund’s Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$338,473	$—	$—	$338,473

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Small Cap Core Fund
Total Investments in Securities (b)	$401,605	$1,477	$—	$403,082

Appreciation in Other Financial Instruments
Futures Contracts	$433	$—	$—	$433

Small Cap Equity Fund
Total Investments in Securities (a)	$2,417,362	$—	$—	$2,417,362

Small Cap Growth Fund
Total Investments in Securities (a)	$821,447	$—	$—	$821,447

Small Cap Value Fund
Total Investments in Securities (b)	$615,409	$2,223	$—	$617,632

Appreciation in Other Financial Instruments
Futures Contracts	$580	$—	$—	$580

U.S. Small Company Fund
Total Investments in Securities (b)	$70,273	$225	$—	$70,498

Appreciation in Other Financial Instruments
Futures Contracts	$68	$—	$—	$68

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2012.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2012 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$16,995	$16,020	$1,601
Ending Notional Balance Long	9,783	14,715	1,511

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

C. Securities Lending — Each Fund may lend securities to brokers, approved by the Advisor in order to generate additional income. The Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$11
Small Cap Core Fund	4
Small Cap Equity Fund	5
Small Cap Growth Fund	21
Small Cap Value Fund	5
U.S. Small Company Fund	2

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At June 30, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$2,998	$2,971	*	$2,971
Small Cap Core Fund	683	688	*	688
Small Cap Growth Fund	1,001	1,001	*	1,001
Small Cap Value Fund	286	291	*	291
U.S. Small Company Fund	535	546		546

*	Subsequent to June 30, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$8
Small Cap Core Fund	4
Small Cap Equity Fund	6
Small Cap Growth Fund	19
Small Cap Value Fund	4
U.S. Small Company Fund	1

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) On Investments
Dynamic Small Cap Growth Fund	$(1,180)	$1,097	$83
Small Cap Core Fund	(4)	36	(32)
Small Cap Equity Fund	8,969	1	(8,970)
Small Cap Growth Fund	(942)	943	(1)
Small Cap Value Fund	(84)	82	2
U.S. Small Company Fund	(1)	2	(1)

The reclassifications for the Funds relate primarily to net operating loss (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), passive foreign investment company (PFIC) gains and losses (Small Cap Core Fund and U.S. Small Company Fund), redemptions in-kind reversals (Small Cap Equity Fund), taxable overdistributions (Small Cap Value Fund) and prior year undistributed income and gain (loss) true-up (U.S. Small Company Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—	(a)
Small Cap Equity Fund	6	4
Small Cap Growth Fund	11	2
Small Cap Value Fund	70	1
U.S. Small Company Fund	3	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

Prior to November 1, 2011, the contractual expense limitations for the Small Cap Growth Fund was 1.87% for Class B and Class C Shares

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2012. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$—	$—	$217	$217
Small Cap Core Fund	—	17	896	913
Small Cap Equity Fund	1,663	867	827	3,357
Small Cap Growth Fund	754	646	—	1,400
Small Cap Value Fund	20	233	419	672
U.S. Small Company Fund	189	24	7	220

	Voluntary Waivers
	Investment Advisory	Administration	Total
Small Cap Growth Fund	$3	$9	$12

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended June 30, 2012 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$13
Small Cap Core Fund	3
Small Cap Equity Fund	151
Small Cap Growth Fund	25
Small Cap Value Fund	29
U.S. Small Company Fund	4

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

During the year ended June 30, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

An affiliate of JPMorgan made a payment to the U.S. Small Company Fund of approximately $40,000 relating to an operational error.

4. Investment Transactions

During the year ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$213,925	$228,247	$—	$—
Small Cap Core Fund	177,814	201,517	1,305	685
Small Cap Equity Fund	607,523	743,022	—	—
Small Cap Growth Fund	557,273	431,882	—	—
Small Cap Value Fund	255,660	204,987	1,731	830
U.S. Small Company Fund	52,434	46,845	216	125

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$300,969	$62,427	$24,923	$37,504
Small Cap Core Fund	322,829	101,594	21,341	80,253
Small Cap Equity Fund	1,863,544	646,191	92,373	553,818
Small Cap Growth Fund	736,779	143,176	58,508	84,668
Small Cap Value Fund	548,695	113,052	44,115	68,937
U.S. Small Company Fund	62,650	11,792	3,944	7,848

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of passive foreign investment companies (PFICs) (Small Cap Core Fund) and non-taxable special dividends (Small Cap Equity Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2012, was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Small Cap Core Fund	$2,078	$—	$2,078
Small Cap Equity Fund	67,876	53,005	120,881
Small Cap Growth Fund	—	14,558	14,558
Small Cap Value Fund	5,800	—	5,800
U.S. Small Company Fund	167	—	167

The tax character of distributions paid during the fiscal year ended June 30, 2011, was as follows (amounts in thousands):

	Total Distributions Paid From:		Total Distributions Paid
	Ordinary Income	Net Long Term Capital Gains
Small Cap Core Fund	$1,795	$—	$1,795
Small Cap Equity Fund	37,972	33,923	71,895
Small Cap Value Fund	3,970	—	3,970
U.S. Small Company Fund	126	—	126

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

At June 30, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$4,515	$37,504
Small Cap Core Fund	2,481	(48,048)	80,253
Small Cap Equity Fund	25,605	81,943	553,818
Small Cap Growth Fund	—	48,834	84,668
Small Cap Value Fund	—	(48,482)	68,937
U.S. Small Company Fund	306	(6,462)	7,848

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), post-October loss deferrals (Dynamic Small Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Small Company Fund), was sale loss deferrals, late-year loss deferrals (Dynamic Small Cap Growth Fund and Small Cap Growth Fund), trustee deferred compensation (Small Cap Core Fund, Small Cap Equity Fund and U.S. Small Company Fund), mark to market of futures contracts (Small Cap Core Fund), non-taxable special dividends (Small Cap Equity Fund) and distributions payable (Small Cap Value Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Small Company Fund	$924	$—

As of June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Core Fund	$48,048	$48,048
Small Cap Value Fund	48,482	48,482
U.S. Small Company Fund	5,538	5,538

During the year ended June 30, 2012, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$17,003
Small Cap Core Fund	11,371
Small Cap Value Fund	10,230

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2012, the Funds deferred to July 1, 2012 post-October capital losses of (amounts in thousands):

		Post-October Capital Loss Character
	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Dynamic Small Cap Growth Fund	$915	$5,584	$—
Small Cap Growth Fund	940	15,626	—
Small Cap Value Fund	—	2,612	—
U.S. Small Company Fund	—	289	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrow-

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

ing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	n/a	13.4%
Small Cap Value Fund	14.0%	16.6

Additionally, Dynamic Small Cap Growth Fund and Small Cap Core Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	83

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,052.00	$7.45	1.46%
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class B
Actual	1,000.00	1,049.60	9.99	1.96
Hypothetical	1,000.00	1,015.12	9.82	1.96
Class C
Actual	1,000.00	1,049.70	9.99	1.96
Hypothetical	1,000.00	1,015.12	9.82	1.96
Select Class
Actual	1,000.00	1,054.20	5.62	1.10
Hypothetical	1,000.00	1,019.39	5.52	1.10

Small Cap Core Fund
Select Class
Actual	1,000.00	1,084.30	4.15	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	1,099.20	6.73	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class B
Actual	1,000.00	1,096.30	9.33	1.79
Hypothetical	1,000.00	1,015.96	8.97	1.79
Class C
Actual	1,000.00	1,096.50	9.33	1.79
Hypothetical	1,000.00	1,015.96	8.97	1.79

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,097.50	$8.03	1.54%
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R5
Actual	1,000.00	1,101.90	4.13	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Select Class
Actual	1,000.00	1,100.50	5.17	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,055.00	6.39	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	1,053.20	8.93	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class C
Actual	1,000.00	1,053.20	8.93	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R2
Actual	1,000.00	1,054.50	7.66	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R6
Actual	1,000.00	1,057.10	3.84	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Institutional Class
Actual	1,000.00	1,057.10	4.35	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,056.90	5.11	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,090.70	6.45	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	1,086.90	9.60	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class C
Actual	1,000.00	1,086.70	9.60	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class R2
Actual	1,000.00	1,088.70	7.74	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R5
Actual	1,000.00	1,092.00	4.68	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class R6
Actual	1,000.00	1,092.20	4.42	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Select Class
Actual	1,000.00	1,091.50	5.15	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value, June 30, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,095.60	$6.51	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,092.70	9.11	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R2
Actual	1,000.00	1,093.90	7.81	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class R6
Actual	1,000.00	1,097.90	3.91	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Institutional Class
Actual	1,000.00	1,097.90	4.28	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82
Select Class
Actual	1,000.00	1,097.70	5.22	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2012

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2012:

Dividends Received Deduction
Small Cap Core Fund	100.00%
Small Cap Equity Fund	99.07
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Small Cap Equity Fund	$53,005
Small Cap Growth Fund	14,558

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$2,078
Small Cap Equity Fund	23,683
Small Cap Value Fund	5,800
U.S. Small Company Fund	167

JUNE 30, 2012	J.P. MORGAN SMALL CAP FUNDS	89

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-SC-612

Annual Report

JPMorgan SmartRetirement Funds

June 30, 2012

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2010 Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 23, 2012 (Unaudited)

Dear Shareholder:

The twelve months ended June 30, 2012 was another period defined by market volatility and investor uncertainty, related themes that have prevailed in recent years amid ongoing macroeconomic and geopolitical concerns.

“While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.”

Europe’s economic woes dominated the headlines and continue to be a major source of uncertainty in capital markets. In the Middle East, focus on the social and political unrest resulting from 2011’s “Arab Spring” has shifted toward escalating tension surrounding Iran’s nuclear program. Even the U.S., a relative bright spot, has recently seen disappointing employment data, raising questions about the level and sustainability of economic growth. Accordingly, the U.S. Federal Reserve has maintained their commitment to keep interest rates low for the foreseeable future.

U.S. stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the twelve months ended June 30, 2012. Despite disappointing employment figures toward the end of the reporting period, U.S. economic data was generally positive during the twelve months ended June 30, 2012 and U.S. stocks finished the twelve-month reporting period ahead of international and emerging markets stocks.

During the reporting period, the S&P 500 Index gained 5.4% versus the -13.4% and -15.7% returns for the MSCI EAFE (Europe, Australasia, and the Far East) Index and the MSCI EM (Emerging Markets) Index1, respectively.

Among U.S. stocks, large-cap stocks outperformed small- and mid-cap stocks. U.S. large-cap growth stocks outperformed

U.S. large-cap value stocks, while U.S. small- and mid-cap value stocks outperformed U.S. small- and mid-cap growth stocks.

Uncertainty in Europe

The European debt crisis has dragged on for years and now threatens the solvency of many European countries and their banking systems. The lack of political and fiscal unity has exacerbated the crisis. Of course, for a solution that demands stronger countries to take responsibility for the debts of weaker countries and every European country to give up some level of sovereignty, political discord can be expected.

The situation in Europe will likely continue to breed volatile, sentiment- and headline-driven markets. Equities in North America can provide some insulation for investors, while depressed valuations on European equities can provide select opportunities in dividend yielding stocks for long-term investors. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios. As always, we encourage investors to maintain exposure to a variety of asset classes within fixed income, equity and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

1	The returns of the MSCI EAFE and MSCI EM Indexes are gross of foreign withholding taxes

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

Fund	Fund Return*		Primary Benchmark Return		Primary Benchmark	Fund Net Assets as of 6/30/2012
JPMorgan SmartRetirement® Income Fund	2.74%		4.22%		S&P Target Date Retirement Income Index	$476,589,350

JPMorgan SmartRetirement® 2010 Fund	2.78%		2.92%		S&P Target Date 2010 Index	$374,916,426

JPMorgan SmartRetirement® 2015 Fund	2.21%		2.00%		S&P Target Date 2015 Index	$800,426,144

JPMorgan SmartRetirement® 2020 Fund	1.72%		1.15%		S&P Target Date 2020 Index	$1,605,534,481

JPMorgan SmartRetirement® 2025 Fund	0.32%		0.38%		S&P Target Date 2025 Index	$858,868,116

JPMorgan SmartRetirement® 2030 Fund	(0.83)%		(0.40)%		S&P Target Date 2030 Index	$1,402,294,485

JPMorgan SmartRetirement® 2035 Fund	(1.55)%		(0.86)%		S&P Target Date 2035 Index	$563,351,387

JPMorgan SmartRetirement® 2040 Fund	(1.53)%		(1.24)%		S&P Target Date 2040 Index	$981,794,100

JPMorgan SmartRetirement® 2045 Fund	(1.45)%		(1.54)%		S&P Target Date 2045 Index	$263,147,148

JPMorgan SmartRetirement® 2050 Fund	(1.40)%		(1.54)%		S&P Target Date 2045 Index	$248,884,780

JPMorgan SmartRetirement® 2055 Fund	2.10%	**	1.54%	**	S&P Target Date 2050+ Index	$1,479,098

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund returns are based on Institutional Class Shares.
**	Fund and Benchmark returns for the SmartRetirement 2055 Fund are for the period January 31, 2012 (Fund inception date) through June 30, 2012.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	54.6%
U.S. Equity	20.4
International Equity	10.7
Money Market	9.8
Alternative Assets	3.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement 2010 Fund
Fixed Income	55.2%
U.S. Equity	20.3
International Equity	10.6
Money Market	9.3
Alternative Assets	3.8
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement 2015 Fund
Fixed Income	49.4%
U.S. Equity	28.0
International Equity	15.1
Alternative Assets	4.3
Money Market	2.4
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement 2020 Fund
Fixed Income	39.9%
U.S. Equity	33.0
International Equity	19.2
Alternative Assets	4.5
Money Market	2.7
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement 2025 Fund
U.S. Equity	38.9%
Fixed Income	30.0
International Equity	22.2
Alternative Assets	5.0
Money Market	2.8
U.S. Treasury Obligation	1.1

JPMorgan SmartRetirement 2030 Fund
U.S. Equity	43.2%
International Equity	24.7
Fixed Income	22.2
Alternative Assets	5.4
Money Market	3.0
U.S. Treasury Obligation	1.5

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	46.4%
International Equity	26.9
Fixed Income	16.4
Alternative Assets	5.9
Money Market	2.9
U.S. Treasury Obligation	1.5

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	46.8%
International Equity	27.6
Fixed Income	15.0
Alternative Assets	6.1
Money Market	2.9
U.S. Treasury Obligation	1.6

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	47.2%
International Equity	27.6
Fixed Income	15.0
Alternative Assets	6.0
Money Market	2.7
U.S. Treasury Obligation	1.5

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	47.0%
International Equity	27.6
Fixed Income	15.2
Alternative Assets	6.0
Money Market	2.8
U.S. Treasury Obligation	1.4

JPMorgan SmartRetirement 2055 Fund
U.S. Equity	51.7%
International Equity	26.5
Fixed Income	11.2
Alternative Assets	5.8
Money Market	4.8

*	The percentages indicated are based upon total investments as of June 30, 2012. Each Fund’s composition is subject to change.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2010 Fund and the JPMorgan SmartRetirement® 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each of these two Funds approaches and passes their respective target retirement dates. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes their respective target retirement dates.

HOW DID THE MARKET PERFORM?

The reporting period began amid uncertainty surrounding global economic growth and fears about the ability of policy makers to respond in a coordinated and effective manner, which dampened investors’ appetite for risk. This negative mood among investors worsened as they seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. and international stock prices in the third quarter of 2011 and led investors to rotate into what they perceived to be the relative safety of U.S. Treasury securities. In the fourth quarter of 2011, better-than-expected economic data helped investors regain their appetite for risk and equities began to rally, maintaining this positive momentum until the second quarter of 2012 when concerns about the European debt crisis sparked another sell off.

While fears of systemic risk from Europe’s debt crisis weighed on stocks in most parts of the world, the drag on stock prices was more pronounced in international markets. Meanwhile, emerging market stocks were hurt by concerns that measures implemented by the Chinese government to control inflation and cool the country’s surging property market might result in an economic “hard landing” for China. Despite disappointing employment figures in June, U.S. economic data was generally positive during the twelve-month period, which helped U.S. stocks outperform international and emerging markets equities.

In the end, the MSCI World Index (net of foreign withholding taxes) returned -4.98% for the twelve months ended June 30, 2012. U.S. bonds, as measured by the Barclays Capital U.S. Aggregate Index gained 7.47% during the same period. After underperforming U.S. Treasury securities and investment grade bonds in the third quarter of 2011, high yield fixed income securities (also known as “junk bonds”) rebounded and performed strongly for the remainder of the reporting period.

Among alternative asset classes, prices for commodities were weighed down by concerns about weakening demand as a result of slowing global economic growth. Real estate securities performed strongly, supported by a recovery in commercial real estate and an improving outlook for the U.S. housing sector.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2040 Fund underperformed their respective S&P Target Date benchmarks for the twelve months ended June 30, 2012. The JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund outperformed their respective S&P Target Date benchmarks for the twelve months ended June 30, 2012.

The underperformance of the JPMorgan SmartRetirement Income Fund and JPMorgan SmartRetirement 2010 Fund was driven by their investments in global natural resources equities, an asset class that performed poorly due to concerns about slowing global economic growth and is not represented in each Fund’s respective S&P Target Date benchmark. To gain exposure to global natural resources equities, the SmartRetirement Income Fund and JPMorgan SmartRetirement 2010 Fund invested in an underlying actively managed fund. This underlying fund underperformed its respective benchmark.

The overall strategic allocation to equities within the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2040 Fund was closer in line with their respective S&P Target Date benchmarks than the other SmartRetirement Funds. In addition, these Funds had a higher allocation to emerging markets equities versus their respective S&P Target Date benchmarks. These two factors were the main drivers of the Funds’ underperformance.

Meanwhile, in comparison to the other JPMorgan SmartRetirement Funds, the JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund had a lower strategic allocation to equities relative to their respective S&P Target Date benchmarks. Accordingly, in the context of their strategic asset allocations, they had more exposure to outperforming asset classes such as core fixed income and high yield fixed income securities. This was the main driver of the Funds’ relative outperformance.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

In addition, for the period January 31, 2012 (Fund inception date) through June 30, 2012, the JPMorgan SmartRetirement 2055 Fund outperformed the S&P Target Date 2050+ Index. The Fund’s outperformance was driven by its investments in high yield fixed income securities and emerging markets debt securities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a rigorous, systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to help manage cash flows.

*	The advisor seeks to achieve the Funds’ objective. There can be no guarantee it will be achieved.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement Income Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		2.44%	3.55%	4.55%
With Sales Charge*		(2.20)	2.60	3.77
CLASS C SHARES	5/15/06
Without CDSC		1.79	2.94	3.95
With CDSC**		0.79	2.94	3.95
CLASS R2 SHARES	11/3/08	2.18	3.36	4.40
INSTITUTIONAL CLASS SHARES	5/15/06	2.74	3.88	4.90
SELECT CLASS SHARES	5/15/06	2.58	3.71	4.73

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2010 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		2.53%	2.77%	4.21%
With Sales Charge*		(2.06)	1.83	3.43
CLASS C SHARES	5/15/06
Without CDSC		1.85	2.17	3.62
With CDSC**		0.85	2.17	3.62
CLASS R2 SHARES	11/3/08	2.26	2.59	4.06
INSTITUTIONAL CLASS SHARES	5/15/06	2.78	3.10	4.56
SELECT CLASS SHARES	5/15/06	2.63	2.94	4.40

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2010 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2010 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2010 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2010 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement 2015 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		1.97%	2.43%	4.23%
With Sales Charge*		(2.62)	1.49	3.44
CLASS C SHARES	5/15/06
Without CDSC		1.22	1.82	3.63
With CDSC**		0.22	1.82	3.63
CLASS R2 SHARES	11/3/08	1.72	2.25	4.08
INSTITUTIONAL CLASS SHARES	5/15/06	2.21	2.75	4.57
SELECT CLASS SHARES	5/15/06	2.06	2.59	4.42

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2020 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		1.48%	2.00%	4.13%
With Sales Charge*		(3.07)	1.07	3.34
CLASS C SHARES	5/15/06
Without CDSC		0.84	1.40	3.54
With CDSC**		(0.16)	1.40	3.54
CLASS R2 SHARES	11/3/08	1.16	1.82	3.97
INSTITUTIONAL CLASS SHARES	5/15/06	1.72	2.33	4.48
SELECT CLASS SHARES	5/15/06	1.63	2.17	4.33

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement 2025 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		0.30%	13.73%	2.17%
With Sales Charge*		(4.23)	12.00	1.21
CLASS C SHARES	7/31/07
Without CDSC		(0.39)	12.98	1.57
With CDSC**		(1.39)	12.98	1.57
CLASS R2 SHARES	11/3/08	0.03	13.41	1.96
INSTITUTIONAL CLASS SHARES	7/31/07	0.53	13.99	2.48
SELECT CLASS SHARES	7/31/07	0.32	13.84	2.32

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2030 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(1.07)%	0.80%	3.51%
With Sales Charge*		(5.51)	(0.13)	2.73
CLASS C SHARES	5/15/06
Without CDSC		(1.69)	0.23	2.93
With CDSC**		(2.69)	0.23	2.93
CLASS R2 SHARES	11/3/08	(1.32)	0.63	3.37
INSTITUTIONAL CLASS SHARES	5/15/06	(0.83)	1.13	3.86
SELECT CLASS SHARES	5/15/06	(0.98)	0.98	3.70

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement 2035 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(1.71)%	14.10%	1.35%
With Sales Charge*		(6.11)	12.36	0.40
CLASS C SHARES	7/31/07
Without CDSC		(2.32)	13.38	0.76
With CDSC**		(3.32)	13.38	0.76
CLASS R2 SHARES	11/3/08	(1.97)	13.82	1.16
INSTITUTIONAL CLASS SHARES	7/31/07	(1.41)	14.43	1.68
SELECT CLASS SHARES	7/31/07	(1.55)	14.27	1.54

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and doesn’t include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2040 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		(1.77)%	0.62%	3.38%
With Sales Charge*		(6.19)	(0.30)	2.60
CLASS C SHARES	5/15/06
Without CDSC		(2.43)	0.03	2.79
With CDSC**		(3.43)	0.03	2.79
CLASS R2 SHARES	11/3/08	(2.02)	0.43	3.22
INSTITUTIONAL CLASS SHARES	5/15/06	(1.53)	0.94	3.72
SELECT CLASS SHARES	5/15/06	(1.67)	0.77	3.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement 2045 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(1.68)%	14.07%	1.58%
With Sales Charge*		(6.13)	12.34	0.63
CLASS C SHARES	7/31/07
Without CDSC		(2.29)	13.34	1.00
With CDSC**		(3.29)	13.34	1.00
CLASS R2 SHARES	11/3/08	(1.94)	13.75	1.39
INSTITUTIONAL CLASS SHARES	7/31/07	(1.45)	14.34	1.90
SELECT CLASS SHARES	7/31/07	(1.53)	14.18	1.76

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2050 Fund

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		(1.64)%	14.25%	1.63%
With Sales Charge*		(6.08)	12.53	0.68
CLASS C SHARES	7/31/07
Without CDSC		(2.31)	13.52	1.04
With CDSC**		(3.31)	13.52	1.04
CLASS R2 SHARES	11/3/08	(1.88)	13.99	1.45
INSTITUTIONAL CLASS SHARES	7/31/07	(1.40)	14.55	1.96
SELECT CLASS SHARES	7/31/07	(1.61)	14.39	1.80

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2050+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement 2055 Fund

FUNDS COMMENTARY

FOR THE PERIOD JANUARY 31, 2012 (FUND INCEPTION DATE) THROUGH JUNE 30, 2012 (Unaudited) (continued)

TOTAL RETURNS AS OF JUNE 30, 2012 (Unaudited)

	INCEPTION DATE OF CLASS	SINCE INCEPTION***
CLASS A SHARES	1/31/12
Without Sales Charge		2.03%
With Sales Charge*		(2.58)
CLASS C SHARES	1/31/12
Without CDSC		1.73
With CDSC**		0.73
CLASS R2 SHARES	1/31/12	1.91
INSTITUTIONAL CLASS SHARES	1/31/12	2.10
SELECT CLASS SHARES	1/31/12	2.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Not annualized.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2050+ Index and the Lipper Mixed-Asset Target 2050+ Funds Index from January 31, 2012 to June 30, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Index was September 25, 2008 (the “Original Inception Date”). Subsequently, Standard & Poor’s (S&P) decided to provide return information for periods prior to the Original Inception Date. Return information for the Index is now available beginning from May 31, 2005. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2050+ Funds Index is an index based on the total returns of certain mutual funds within the designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.5% (b)
	Alternative Assets — 3.7%
364,993	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	5,865,434
550,442	JPMorgan International Realty Fund, Class R5 Shares	4,865,909
605,630	JPMorgan Realty Income Fund, Class R5 Shares	6,988,975

	Total Alternative Assets	17,720,318

	Fixed Income — 54.2%
11,171,054	JPMorgan Core Bond Fund, Class R6 Shares	134,052,652
2,788,659	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	23,480,509
6,872,691	JPMorgan High Yield Fund, Class R6 Shares	54,088,080
2,910,853	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	31,058,799
1,456,868	JPMorgan Real Return Fund, Institutional Class Shares	15,705,035

	Total Fixed Income	258,385,075

	International Equity — 10.7%
328,299	JPMorgan Emerging Economies Fund, Class R5 Shares	4,067,625
246,315	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,283,462
690,972	JPMorgan Global Natural Resources Fund, Class R6 Shares	7,358,856
1,053,824	JPMorgan International Equity Fund, Class R6 Shares	13,225,489
1,110,509	JPMorgan International Opportunities Fund, Class R6 Shares	13,337,209
497,192	JPMorgan Intrepid International Fund, Institutional Class Shares	7,462,859

	Total International Equity	50,735,500

	Money Market — 9.7%
46,246,094	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	46,246,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 20.2%
2,564,286	JPMorgan Disciplined Equity Fund, Class R6 Shares	44,823,724
755,645	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	7,322,205
328,961	JPMorgan Intrepid America Fund, Class R5 Shares	8,171,402
152,300	JPMorgan Small Cap Equity Fund, Class R5 Shares	6,011,277
376,986	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	4,467,280
190,347	JPMorgan Small Cap Value Fund, Class R6 Shares	3,728,892
1,368,194	JPMorgan U.S. Equity Fund, Class R6 Shares	14,721,765
360,526	JPMorgan Value Advantage Fund, Institutional Class Shares	7,206,911

	Total U.S. Equity	96,453,456

	Total Investment Companies (Cost $438,316,809)	469,540,443

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.8%
3,750,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $3,809,260)	3,808,448

	Total Investments — 99.3% (Cost $442,126,069)	473,348,891
	Other Assets in Excess of Liabilities — 0.7%	3,240,459

	NET ASSETS — 100.0%	$476,589,350

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	Hang Seng Index	07/30/12	$2,130,930	$59,971
58	TOPIX Index	09/13/12	5,579,784	403,129
49	10 Year Australian Government Bond	09/17/12	6,291,895	(21,269)
160	Dow Jones Euro STOXX 50 Index	09/21/12	4,565,924	217,176
156	E-mini S&P 500	09/21/12	10,579,920	370,547
30	5 Year U.S. Treasury Note	09/28/12	3,719,062	983

	Short Futures Outstanding
(58)	Euro Bobl	09/06/12	(9,240,200)	69,787
(4)	10 Year Japanese Government Bond	09/10/12	(7,190,342)	(20,810)
(17)	10 Year Canadian Government Bond	09/19/12	(2,311,806)	(33,987)
(10)	10 Year U.S. Treasury Note	09/19/12	(1,333,750)	(7,602)
(16)	S&P/Toronto 60 Index	09/20/12	(2,078,853)	(38,100)
(40)	SFE SPI 200 Index	09/20/12	(4,152,339)	28,243
(65)	E-mini Russell 2000	09/21/12	(5,170,100)	(216,263)
(51)	FTSE 100 Index	09/21/12	(4,411,422)	(61,941)

				$749,864

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4% (b)
	Alternative Assets — 3.8%
289,628	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	4,654,325
448,763	JPMorgan International Realty Fund, Class R5 Shares	3,967,068
483,375	JPMorgan Realty Income Fund, Class R5 Shares	5,578,141

	Total Alternative Assets	14,199,534

	Fixed Income — 55.3%
8,937,357	JPMorgan Core Bond Fund, Class R6 Shares	107,248,281
2,238,500	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	18,848,174
5,498,387	JPMorgan High Yield Fund, Class R6 Shares	43,272,302
2,364,544	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	25,229,685
1,191,436	JPMorgan Real Return Fund, Institutional Class Shares	12,843,680

	Total Fixed Income	207,442,122

	International Equity — 10.6%
267,365	JPMorgan Emerging Economies Fund, Class R5 Shares	3,312,647
190,354	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,083,090
547,984	JPMorgan Global Natural Resources Fund, Class R6 Shares	5,836,029
858,917	JPMorgan International Equity Fund, Class R6 Shares	10,779,414
881,693	JPMorgan International Opportunities Fund, Class R6 Shares	10,589,130
355,205	JPMorgan Intrepid International Fund, Institutional Class Shares	5,331,623

	Total International Equity	39,931,933

	Money Market — 9.3%
34,885,637	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	34,885,637

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 20.4%
2,009,796	JPMorgan Disciplined Equity Fund, Class R6 Shares	35,131,227
570,380	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	5,526,978
257,556	JPMorgan Intrepid America Fund, Class R5 Shares	6,397,696
127,196	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,020,410
250,563	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	2,969,177
139,398	JPMorgan Small Cap Value Fund, Class R6 Shares	2,730,803
1,205,523	JPMorgan U.S. Equity Fund, Class R6 Shares	12,971,428
282,338	JPMorgan Value Advantage Fund, Institutional Class Shares	5,643,929

	Total U.S. Equity	76,391,648

	Total Investment Companies (Cost $345,619,698)	372,850,874

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.8%
2,905,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (Cost $2,950,969)	2,950,277

	Total Investments — 100.2% (Cost $348,570,667)	375,801,151
	Liabilities in Excess of Other Assets — (0.2)%	(884,725)

	NET ASSETS — 100.0%	$374,916,426

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
15	Hang Seng Index	07/30/12	$1,880,232	$52,902
52	TOPIX Index	09/13/12	5,002,565	361,419
39	10 Year Australian Government Bond	09/17/12	5,007,834	(16,990)
6	10 Year U.S. Treasury Note	09/19/12	800,251	4,486
117	Dow Jones Euro STOXX 50 Index	09/21/12	3,338,832	158,931
119	E-mini S&P 500	09/21/12	8,070,580	282,661

	Short Futures Outstanding
(47)	Euro Bobl	09/06/12	(7,487,748)	56,553
(3)	10 Year Japanese Government Bond	09/10/12	(5,392,757)	(15,608)
(14)	10 Year Canadian Government Bond	09/19/12	(1,903,840)	(27,989)
(13)	S&P/Toronto 60 Index	09/20/12	(1,689,067)	(30,956)
(32)	SFE SPI 200 Index	09/20/12	(3,321,872)	22,594
(44)	E-mini Russell 2000	09/21/12	(3,499,760)	(145,637)
(41)	FTSE 100 Index	09/21/12	(3,546,437)	(49,774)
(23)	5 Year U.S. Treasury Note	09/28/12	(2,851,282)	1,507

				$654,099

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.2% (b)
	Alternative Assets — 4.3%
249,679	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (m)	4,012,337
1,350,799	JPMorgan International Realty Fund, Class R5 Shares	11,941,065
1,570,689	JPMorgan Realty Income Fund, Class R5 Shares	18,125,753

	Total Alternative Assets	34,079,155

	Fixed Income — 49.4%
19,800,627	JPMorgan Core Bond Fund, Class R6 Shares	237,607,521
4,333,734	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	36,490,037
10,370,345	JPMorgan High Yield Fund, Class R6 Shares	81,614,615
2,481,183	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	26,474,221
1,197,744	JPMorgan Real Return Fund, Institutional Class Shares	12,911,675

	Total Fixed Income	395,098,069

	International Equity — 15.1%
1,277,924	JPMorgan Emerging Economies Fund, Class R5 Shares	15,833,481
910,554	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,531,381
550,104	JPMorgan Global Natural Resources Fund, Class R6 Shares (m)	5,858,610
2,494,364	JPMorgan International Equity Fund, Class R6 Shares	31,304,273
2,757,890	JPMorgan International Opportunities Fund, Class R6 Shares	33,122,259
1,033,641	JPMorgan Intrepid International Fund, Institutional Class Shares	15,514,947

	Total International Equity	121,164,951

	Money Market — 2.4%
19,319,736	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	19,319,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 28.0%
4,772,129	JPMorgan Disciplined Equity Fund, Class R6 Shares	83,416,818
1,746,009	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	16,918,825
1,113,963	JPMorgan Intrepid America Fund, Class R5 Shares	27,670,846
383,006	JPMorgan Small Cap Equity Fund, Class R5 Shares	15,117,231
852,567	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	10,102,924
407,427	JPMorgan Small Cap Value Fund, Class R6 Shares	7,981,490
4,296,984	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	46,235,550
831,771	JPMorgan Value Advantage Fund, Institutional Class Shares	16,627,102

	Total U.S. Equity	224,070,786

	Total Investment Companies (Cost $735,934,506)	793,732,697

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
6,400,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $6,501,154)	6,499,750

	Total Investments — 100.0% (Cost $742,435,660)	800,232,447
	Other Assets in Excess of Liabilities — 0.0% (g)	193,697

	NET ASSETS — 100.0%	$800,426,144

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
34	Hang Seng Index	07/30/12	$4,261,860	$119,936
109	TOPIX Index	09/13/12	10,486,145	757,585
82	10 Year Australian Government Bond	09/17/12	10,529,293	(35,671)
33	10 Year U.S. Treasury Note	09/19/12	4,401,375	24,671
237	Dow Jones Euro STOXX 50 Index	09/21/12	6,763,275	321,719
250	E-mini S&P 500	09/21/12	16,955,000	588,485

	Short Futures Outstanding
(98)	Euro Bobl	09/06/12	(15,612,751)	117,915
(6)	10 Year Japanese Government Bond	09/10/12	(10,785,513)	(31,215)
(29)	10 Year Canadian Government Bond	09/19/12	(3,943,670)	(57,978)
(28)	S&P/Toronto 60 Index	09/20/12	(3,637,992)	(66,675)
(78)	SFE SPI 200 Index	09/20/12	(8,097,062)	55,073
(70)	E-mini Russell 2000	09/21/12	(5,567,800)	(238,154)
(80)	FTSE 100 Index	09/21/12	(6,919,877)	(97,182)
(25)	5 Year U.S. Treasury Note	09/28/12	(3,099,219)	(1,036)

				$1,457,473

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.2% (b)
	Alternative Assets — 4.5%
70,181	Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares (m)	1,127,808
2,924,931	JPMorgan International Realty Fund, Class R5 Shares	25,856,394
3,946,319	JPMorgan Realty Income Fund, Class R5 Shares	45,540,523

	Total Alternative Assets	72,524,725

	Fixed Income — 39.9%
34,126,094	JPMorgan Core Bond Fund, Class R6 Shares	409,513,123
7,683,362	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	64,693,905
19,186,665	JPMorgan High Yield Fund, Class R6 Shares	150,999,051
899,424	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (m)	9,596,851
487,915	JPMorgan Real Return Fund, Institutional Class Shares	5,259,723

	Total Fixed Income	640,062,653

	International Equity — 19.1%
3,692,871	JPMorgan Emerging Economies Fund, Class R5 Shares	45,754,674
2,680,534	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	57,497,458
197,044	JPMorgan Global Natural Resources Fund, Class R6 Shares (m)	2,098,522
6,328,847	JPMorgan International Equity Fund, Class R6 Shares	79,427,027
6,870,285	JPMorgan International Opportunities Fund, Class R6 Shares	82,512,128
2,676,873	JPMorgan Intrepid International Fund, Institutional Class Shares	40,179,869

	Total International Equity	307,469,678

	Money Market — 2.7%
43,534,079	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	43,534,079

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 33.0%
10,372,940	JPMorgan Disciplined Equity Fund, Class R6 Shares	181,318,984
5,051,033	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	48,944,511
2,828,691	JPMorgan Intrepid America Fund, Class R5 Shares	70,264,678
722,189	JPMorgan Small Cap Equity Fund, Class R5 Shares	28,504,783
1,792,894	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	21,245,796
1,029,304	JPMorgan Small Cap Value Fund, Class R6 Shares	20,164,060
10,230,282	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	110,077,835
2,454,569	JPMorgan Value Advantage Fund, Institutional Class Shares	49,066,828

	Total U.S. Equity	529,587,475

	Total Investment Companies (Cost $1,470,168,039)	1,593,178,610

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
11,890,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $12,077,972)	12,075,318

	Total Investments — 100.0% (Cost $1,482,246,011)	1,605,253,928
	Other Assets in Excess of Liabilities — 0.0% (g)	280,553

	NET ASSETS — 100.0%	$1,605,534,481

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
65	Hang Seng Index	07/30/12	$8,147,674	$229,301
216	TOPIX Index	09/13/12	20,779,884	1,501,272
163	10 Year Australian Government Bond	09/17/12	20,930,180	(71,067)
48	10 Year U.S. Treasury Note	09/19/12	6,402,000	35,885
438	Dow Jones Euro STOXX 50 Index	09/21/12	12,499,217	595,062
12	E-mini Russell 2000	09/21/12	954,480	36,813
776	E-mini S&P 500	09/21/12	52,628,320	1,821,873
87	5 Year U.S. Treasury Note	09/28/12	10,785,281	565

	Short Futures Outstanding
(195)	Euro Bobl	09/06/12	(31,066,190)	234,613
(12)	10 Year Japanese Government Bond	09/10/12	(21,571,026)	(62,431)
(59)	10 Year Canadian Government Bond	09/19/12	(8,023,328)	(117,954)
(55)	S&P/Toronto 60 Index	09/20/12	(7,146,056)	(130,969)
(160)	SFE SPI 200 Index	09/20/12	(16,609,358)	112,969
(158)	FTSE 100 Index	09/21/12	(13,666,757)	(191,904)

				$3,994,028

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.7% (b)
	Alternative Assets — 5.0%
1,688,550	JPMorgan International Realty Fund, Class R5 Shares	14,926,782
2,420,480	JPMorgan Realty Income Fund, Class R5 Shares	27,932,341

	Total Alternative Assets	42,859,123

	Fixed Income — 30.0%
12,079,358	JPMorgan Core Bond Fund, Class R6 Shares	144,952,292
3,831,336	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	32,259,851
10,180,671	JPMorgan High Yield Fund, Class R6 Shares	80,121,881

	Total Fixed Income	257,334,024

	International Equity — 22.1%
2,273,399	JPMorgan Emerging Economies Fund, Class R5 Shares	28,167,412
1,702,789	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	36,524,815
3,971,327	JPMorgan International Equity Fund, Class R6 Shares	49,840,157
4,156,841	JPMorgan International Opportunities Fund, Class R6 Shares (m)	49,923,659
1,685,368	JPMorgan Intrepid International Fund, Institutional Class Shares	25,297,371

	Total International Equity	189,753,414

	Money Market — 2.8%
24,200,474	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	24,200,474

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 38.8%
6,496,832	JPMorgan Disciplined Equity Fund, Class R6 Shares	113,564,632
3,405,436	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	32,998,678
1,703,985	JPMorgan Intrepid America Fund, Class R5 Shares	42,326,999
500,237	JPMorgan Small Cap Equity Fund, Class R5 Shares	19,744,347
1,181,289	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	13,998,276
579,792	JPMorgan Small Cap Value Fund, Class R6 Shares	11,358,134
6,322,138	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	68,026,205
1,563,795	JPMorgan Value Advantage Fund, Institutional Class Shares	31,260,260

	Total U.S. Equity	333,277,531

	Total Investment Companies (Cost $803,891,947)	847,424,566

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.1%
9,235,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $9,380,755)	9,378,937

	Total Investments — 99.8% (Cost $813,272,702)	856,803,503
	Other Assets in Excess of Liabilities — 0.2%	2,064,613

	NET ASSETS — 100.0%	$858,868,116

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
51	Hang Seng Index	07/30/12	$6,392,791	$179,914
170	TOPIX Index	09/13/12	16,354,538	1,181,563
126	10 Year Australian Government Bond	09/17/12	16,179,158	(54,972)
44	10 Year U.S. Treasury Note	09/19/12	5,868,500	32,894
511	Dow Jones Euro STOXX 50 Index	09/21/12	14,582,419	693,415
548	E-mini S&P 500	09/21/12	37,165,360	1,227,539
38	5 Year U.S. Treasury Note	09/28/12	4,710,812	(91)

	Short Futures Outstanding
(171)	Euro Bobl	09/06/12	(27,242,658)	205,734
(9)	10 Year Japanese Government Bond	09/10/12	(16,178,270)	(46,823)
(50)	10 Year Canadian Government Bond	09/19/12	(6,799,430)	(99,961)
(54)	S&P/Toronto 60 Index	09/20/12	(7,016,128)	(128,588)
(125)	SFE SPI 200 Index	09/20/12	(12,976,061)	88,257
(44)	E-mini Russell 2000	09/21/12	(3,499,760)	(141,027)
(137)	FTSE 100 Index	09/21/12	(11,850,289)	(166,355)

				$2,971,499

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.7% (b)
	Alternative Assets — 5.4%
2,895,801	JPMorgan International Realty Fund, Class R5 Shares	25,598,882
4,390,292	JPMorgan Realty Income Fund, Class R5 Shares	50,663,969

	Total Alternative Assets	76,262,851

	Fixed Income — 22.3%
11,005,761	JPMorgan Core Bond Fund, Class R6 Shares	132,069,128
5,858,469	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	49,328,309
16,636,735	JPMorgan High Yield Fund, Class R6 Shares	130,931,105

	Total Fixed Income	312,328,542

	International Equity — 24.7%
4,042,172	JPMorgan Emerging Economies Fund, Class R5 Shares	50,082,515
3,003,334	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	64,421,509
7,311,147	JPMorgan International Equity Fund, Class R6 Shares	91,754,900
7,710,489	JPMorgan International Opportunities Fund, Class R6 Shares (m)	92,602,967
3,216,234	JPMorgan Intrepid International Fund, Institutional Class Shares	48,275,674

	Total International Equity	347,137,565

	Money Market — 3.0%
41,444,108	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	41,444,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 43.3%
11,732,598	JPMorgan Disciplined Equity Fund, Class R6 Shares	205,085,811
6,074,518	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	58,862,082
3,257,406	JPMorgan Intrepid America Fund, Class R5 Shares	80,913,970
912,625	JPMorgan Small Cap Equity Fund, Class R5 Shares	36,021,300
1,836,192	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	21,758,879
1,142,908	JPMorgan Small Cap Value Fund, Class R6 Shares	22,389,569
11,338,718	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	122,004,604
2,982,994	JPMorgan Value Advantage Fund, Institutional Class Shares	59,630,043

	Total U.S. Equity	606,666,258

	Total Investment Companies (Cost $1,274,594,600)	1,383,839,324

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
20,750,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $21,077,473)	21,073,410

	Total Investments — 100.2% (Cost $1,295,672,073)	1,404,912,734
	Liabilities in Excess of Other Assets — (0.2)%	(2,618,249)

	NET ASSETS — 100.0%	$1,402,294,485

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
114	Hang Seng Index	07/30/12	$14,289,768	$402,120
358	TOPIX Index	09/13/12	34,440,733	2,488,233
271	10 Year Australian Government Bond	09/17/12	34,798,030	(118,031)
129	10 Year U.S. Treasury Note	09/19/12	17,205,375	96,440
922	Dow Jones Euro STOXX 50 Index	09/21/12	26,311,136	1,251,495
1,251	E-mini S&P 500	09/21/12	84,842,820	2,603,220
1	5 Year U.S. Treasury Note	09/28/12	123,968	(3)

	Short Futures Outstanding
(382)	Euro Bobl	09/06/12	(60,857,869)	459,583
(20)	10 Year Japanese Government Bond	09/10/12	(35,951,711)	(104,051)
(100)	10 Year Canadian Government Bond	09/19/12	(13,598,860)	(199,923)
(107)	S&P/Toronto 60 Index	09/20/12	(13,902,328)	(254,794)
(262)	SFE SPI 200 Index	09/20/12	(27,197,823)	184,987
(160)	E-mini Russell 2000	09/21/12	(12,726,400)	(520,242)
(288)	FTSE 100 Index	09/21/12	(24,911,557)	(349,766)

				$5,939,268

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.3% (b)
	Alternative Assets — 5.9%
1,363,887	JPMorgan International Realty Fund, Class R5 Shares	12,056,764
1,853,060	JPMorgan Realty Income Fund, Class R5 Shares	21,384,306

	Total Alternative Assets	33,441,070

	Fixed Income — 16.3%
2,149,716	JPMorgan Core Bond Fund, Class R6 Shares	25,796,590
2,014,632	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,963,205
6,282,593	JPMorgan High Yield Fund, Class R6 Shares	49,444,006

	Total Fixed Income	92,203,801

	International Equity — 26.9%
1,784,349	JPMorgan Emerging Economies Fund, Class R5 Shares	22,108,085
1,297,084	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	27,822,450
3,151,438	JPMorgan International Equity Fund, Class R6 Shares	39,550,550
3,301,577	JPMorgan International Opportunities Fund, Class R6 Shares (m)	39,651,940
1,481,992	JPMorgan Intrepid International Fund, Institutional Class Shares	22,244,695

	Total International Equity	151,377,720

	Money Market — 2.9%
16,193,288	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	16,193,288

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.3%
4,666,957	JPMorgan Disciplined Equity Fund, Class R6 Shares	81,578,409
2,810,820	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	27,236,843
1,454,957	JPMorgan Intrepid America Fund, Class R5 Shares	36,141,123
406,909	JPMorgan Small Cap Equity Fund, Class R5 Shares	16,060,706
837,244	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	9,921,346
453,829	JPMorgan Small Cap Value Fund, Class R6 Shares	8,890,518
5,039,760	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	54,227,819
1,339,683	JPMorgan Value Advantage Fund, Institutional Class Shares	26,780,269

	Total U.S. Equity	260,837,033

	Total Investment Companies (Cost $525,956,095)	554,052,912

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
8,190,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $8,319,346)	8,317,649

	Total Investments — 99.8% (Cost $534,275,441)	562,370,561
	Other Assets in Excess of Liabilities — 0.2%	980,826

	NET ASSETS — 100.0%	$563,351,387

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
43	Hang Seng Index	07/30/12	$5,390,000	$151,695
142	TOPIX Index	09/13/12	13,660,849	986,949
108	10 Year Australian Government Bond	09/17/12	13,867,849	(46,965)
25	10 Year U.S. Treasury Note	09/19/12	3,334,375	18,690
446	Dow Jones Euro STOXX 50 Index	09/21/12	12,727,513	605,157
588	E-mini S&P 500	09/21/12	39,878,160	1,313,269

	Short Futures Outstanding
(152)	Euro Bobl	09/06/12	(24,215,696)	182,869
(7)	10 Year Japanese Government Bond	09/10/12	(12,583,099)	(36,418)
(41)	10 Year Canadian Government Bond	09/19/12	(5,575,533)	(81,968)
(43)	S&P/Toronto 60 Index	09/20/12	(5,586,916)	(102,394)
(106)	SFE SPI 200 Index	09/20/12	(11,003,700)	74,842
(63)	E-mini Russell 2000	09/21/12	(5,011,020)	(204,859)
(117)	FTSE 100 Index	09/21/12	(10,120,320)	(142,075)
(55)	5 Year U.S. Treasury Note	09/28/12	(6,818,281)	(9,585)

				$2,709,207

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.6% (b)
	Alternative Assets — 6.1%
2,289,043	JPMorgan International Realty Fund, Class R5 Shares	20,235,138
3,456,819	JPMorgan Realty Income Fund, Class R5 Shares	39,891,695

	Total Alternative Assets	60,126,833

	Fixed Income — 15.0%
2,742,062	JPMorgan Core Bond Fund, Class R6 Shares	32,904,742
3,403,598	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	28,658,292
10,878,207	JPMorgan High Yield Fund, Class R6 Shares	85,611,489

	Total Fixed Income	147,174,523

	International Equity — 27.7%
3,183,199	JPMorgan Emerging Economies Fund, Class R5 Shares	39,439,841
2,309,500	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	49,538,782
5,691,678	JPMorgan International Equity Fund, Class R6 Shares	71,430,562
6,005,853	JPMorgan International Opportunities Fund, Class R6 Shares (m)	72,130,290
2,633,575	JPMorgan Intrepid International Fund, Institutional Class Shares	39,529,954

	Total International Equity	272,069,429

	Money Market — 2.9%
28,442,663	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	28,442,663

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 46.9%
7,728,424	JPMorgan Disciplined Equity Fund, Class R6 Shares	135,092,854
5,040,634	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	48,843,747
2,556,585	JPMorgan Intrepid America Fund, Class R5 Shares	63,505,575
718,457	JPMorgan Small Cap Equity Fund, Class R5 Shares	28,357,491
1,435,084	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	17,005,740
856,234	JPMorgan Small Cap Value Fund, Class R6 Shares	16,773,627
9,621,701	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	103,529,506
2,357,251	JPMorgan Value Advantage Fund, Institutional Class Shares	47,121,455

	Total U.S. Equity	460,229,995

	Total Investment Companies (Cost $891,877,306)	968,043,443

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.6%
15,885,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $16,136,041)	16,132,584

	Total Investments — 100.2% (Cost $908,013,347)	984,176,027
	Liabilities in Excess of Other Assets — (0.2)%	(2,381,927)

	NET ASSETS — 100.0%	$981,794,100

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
75	Hang Seng Index	07/30/12	$9,401,163	$264,569
255	TOPIX Index	09/13/12	24,531,807	1,772,333
190	10 Year Australian Government Bond	09/17/12	24,397,143	(82,783)
28	10 Year U.S. Treasury Note	09/19/12	3,734,500	20,933
661	Dow Jones Euro STOXX 50 Index	09/21/12	18,862,973	897,205
1,094	E-mini S&P 500	09/21/12	74,195,080	2,473,041

	Short Futures Outstanding
(266)	Euro Bobl	09/06/12	(42,377,468)	320,020
(13)	10 Year Japanese Government Bond	09/10/12	(23,368,612)	(67,633)
(72)	10 Year Canadian Government Bond	09/19/12	(9,791,180)	(143,944)
(74)	S&P/Toronto 60 Index	09/20/12	(9,614,694)	(176,213)
(184)	SFE SPI 200 Index	09/20/12	(19,100,761)	129,914
(109)	E-mini Russell 2000	09/21/12	(8,669,860)	(357,570)
(205)	FTSE 100 Index	09/21/12	(17,732,185)	(248,956)
(79)	5 Year U.S. Treasury Note	09/28/12	(9,793,531)	(8,721)

				$4,792,195

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.5% (b)
	Alternative Assets — 6.0%
613,000	JPMorgan International Realty Fund, Class R5 Shares	5,418,923
903,881	JPMorgan Realty Income Fund, Class R5 Shares	10,430,782

	Total Alternative Assets	15,849,705

	Fixed Income — 15.0%
734,312	JPMorgan Core Bond Fund, Class R6 Shares	8,811,746
912,886	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,686,498
2,900,870	JPMorgan High Yield Fund, Class R6 Shares	22,829,847

	Total Fixed Income	39,328,091

	International Equity — 27.6%
849,802	JPMorgan Emerging Economies Fund, Class R5 Shares	10,529,044
615,950	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	13,212,121
1,550,552	JPMorgan International Equity Fund, Class R6 Shares	19,459,426
1,555,412	JPMorgan International Opportunities Fund, Class R6 Shares (m)	18,680,501
715,455	JPMorgan Intrepid International Fund, Institutional Class Shares	10,738,980

	Total International Equity	72,620,072

	Money Market — 2.7%
7,225,205	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	7,225,205

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.2%
2,276,998	JPMorgan Disciplined Equity Fund, Class R6 Shares	39,801,927
1,336,109	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	12,946,899
661,163	JPMorgan Intrepid America Fund, Class R5 Shares	16,423,281
197,922	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,811,987
323,561	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	3,834,194
235,745	JPMorgan Small Cap Value Fund, Class R6 Shares	4,618,236
2,411,455	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	25,947,251
637,642	JPMorgan Value Advantage Fund, Institutional Class Shares	12,746,460

	Total U.S. Equity	124,130,235

	Total Investment Companies (Cost $248,189,687)	259,153,308

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.4%
3,755,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $3,814,269)	3,813,525

	Total Investments — 99.9% (Cost $252,003,956)	262,966,833
	Other Assets in Excess of Liabilities — 0.1%	180,315

	NET ASSETS — 100.0%	$263,147,148

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
22	Hang Seng Index	07/30/12	$2,757,675	$77,605
66	TOPIX Index	09/13/12	6,349,409	458,726
51	10 Year Australian Government Bond	09/17/12	6,548,707	(22,213)
1	10 Year U.S. Treasury Note	09/19/12	133,375	748
188	Dow Jones Euro STOXX 50 Index	09/21/12	5,364,960	255,167
275	E-mini S&P 500	09/21/12	18,650,500	605,422

	Short Futures Outstanding
(71)	Euro Bobl	09/06/12	(11,311,279)	85,420
(3)	10 Year Japanese Government Bond	09/10/12	(5,392,757)	(15,608)
(19)	10 Year Canadian Government Bond	09/19/12	(2,583,783)	(37,985)
(20)	S&P/Toronto 60 Index	09/20/12	(2,598,566)	(47,625)
(48)	SFE SPI 200 Index	09/20/12	(4,982,807)	33,891
(19)	E-mini Russell 2000	09/21/12	(1,511,260)	(61,122)
(60)	FTSE 100 Index	09/21/12	(5,189,908)	(72,847)
(20)	5 Year U.S. Treasury Note	09/28/12	(2,479,375)	(3,486)

				$1,256,093

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.7% (b)
	Alternative Assets — 6.0%
527,814	JPMorgan International Realty Fund, Class R5 Shares	4,665,875
879,414	JPMorgan Realty Income Fund, Class R5 Shares	10,148,439

	Total Alternative Assets	14,814,314

	Fixed Income — 15.2%
697,173	JPMorgan Core Bond Fund, Class R6 Shares	8,366,081
854,216	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	7,192,499
2,834,554	JPMorgan High Yield Fund, Class R6 Shares	22,307,941

	Total Fixed Income	37,866,521

	International Equity — 27.6%
796,193	JPMorgan Emerging Economies Fund, Class R5 Shares	9,864,837
591,279	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	12,682,936
1,411,795	JPMorgan International Equity Fund, Class R6 Shares	17,718,024
1,513,733	JPMorgan International Opportunities Fund, Class R6 Shares (m)	18,179,933
687,054	JPMorgan Intrepid International Fund, Institutional Class Shares	10,312,680

	Total International Equity	68,758,410

	Money Market — 2.8%
6,985,704	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	6,985,704

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 47.1%
2,167,556	JPMorgan Disciplined Equity Fund, Class R6 Shares	37,888,874
1,227,239	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	11,891,943
620,381	JPMorgan Intrepid America Fund, Class R5 Shares	15,410,260
191,804	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,570,511
408,529	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	4,841,072
185,179	JPMorgan Small Cap Value Fund, Class R6 Shares	3,627,652
2,241,079	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	24,114,008
596,104	JPMorgan Value Advantage Fund, Institutional Class Shares	11,916,111

	Total U.S. Equity	117,260,431

	Total Investment Companies (Cost $235,411,680)	245,685,380

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
3,555,000	U.S. Treasury Note, 2.875%, 01/31/13 (k) (m) (Cost $3,611,121)	3,610,408

	Total Investments — 100.2% (Cost $239,022,801)	249,295,788
	Liabilities in Excess of Other Assets — (0.2)%	(411,008)

	NET ASSETS — 100.0%	$248,884,780

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 06/30/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	Hang Seng Index	07/30/12	$2,506,977	$70,562
65	TOPIX Index	09/13/12	6,253,206	441,152
47	10 Year Australian Government Bond	09/17/12	6,035,083	(20,521)
8	10 Year U.S. Treasury Note	09/19/12	1,067,000	5,981
183	Dow Jones Euro STOXX 50 Index	09/21/12	5,222,275	248,386
282	E-mini S&P 500	09/21/12	19,125,240	587,230

	Short Futures Outstanding
(67)	Euro Bobl	09/06/12	(10,674,023)	80,611
(3)	10 Year Japanese Government Bond	09/10/12	(5,392,757)	(15,608)
(17)	10 Year Canadian Government Bond	09/19/12	(2,311,806)	(33,987)
(19)	S&P/Toronto 60 Index	09/20/12	(2,468,638)	(45,244)
(46)	SFE SPI 200 Index	09/20/12	(4,775,190)	32,479
(27)	E-mini Russell 2000	09/21/12	(2,147,580)	(84,479)
(55)	FTSE 100 Index	09/21/12	(4,757,415)	(66,799)
(34)	5 Year U.S. Treasury Note	09/28/12	(4,214,938)	(4,910)

				$1,194,853

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 105.4% (b)
	Alternative Assets — 6.1%
3,305	JPMorgan International Realty Fund, Class R5 Shares	29,218
5,233	JPMorgan Realty Income Fund, Class R5 Shares	60,393

	Total Alternative Assets	89,611

	Fixed Income — 11.8%
3,635	JPMorgan Core Bond Fund, Class R6 Shares	43,625
5,212	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	43,882
11,124	JPMorgan High Yield Fund, Class R6 Shares	87,542

	Total Fixed Income	175,049

	International Equity — 28.0%
4,803	JPMorgan Emerging Economies Fund, Class R5 Shares	59,507
3,550	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	76,156
8,687	JPMorgan International Equity Fund, Class R6 Shares	109,024
9,062	JPMorgan International Opportunities Fund, Class R6 Shares	108,829
4,007	JPMorgan Intrepid International Fund, Institutional Class Shares	60,141

	Total International Equity	413,657

	Money Market — 5.1%
75,366	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.130% (l) (m)	75,366

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 54.4%
15,735	JPMorgan Disciplined Equity Fund, Class R6 Shares	275,044
7,698	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	74,597
4,309	JPMorgan Intrepid America Fund, Class R5 Shares	107,034
1,159	JPMorgan Small Cap Equity Fund, Class R5 Shares	45,740
1,919	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	22,737
1,078	JPMorgan Small Cap Value Fund, Class R6 Shares	21,117
17,163	JPMorgan U.S. Equity Fund, Class R6 Shares	184,671
3,716	JPMorgan Value Advantage Fund, Institutional Class Shares	74,280

	Total U.S. Equity	805,220

	Total Investments — 105.4% (Cost $1,530,554)	1,558,903
	Liabilities in Excess of Other Assets — (5.4)%	(79,805)

	NET ASSETS — 100.0%	$1,479,098

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.01%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2012.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying affiliated funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$3,808,448	$2,950,277	$6,499,750
Investments in affiliates, at value	469,540,443	372,850,874	793,732,697

Total investment securities, at value	473,348,891	375,801,151	800,232,447
Receivables:
Investment securities sold	1,300,000	1,000,000	4,200,000
Fund shares sold	5,214,634	1,677,711	3,215,491
Interest from non-affiliates	45,021	34,876	76,835
Dividends from affiliates	1,265,093	1,016,564	2,234,472
Variation margin on futures contracts	884,468	903,484	1,327,188
Due from Advisor (See Note 3.F.)	77,740	58,020	98,560
Other assets	—	—	2,517

Total Assets	482,135,847	380,491,806	811,387,510

LIABILITIES:
Payables:
Dividends	56,108	90,102	157,540
Investment securities purchased	3,159,856	2,212,392	7,432,267
Fund shares redeemed	2,194,836	3,128,050	3,126,396
Accrued liabilities:
Shareholder servicing fees	9,783	19,676	24,848
Distribution fees	33,035	31,337	65,169
Trustees’ and Chief Compliance Officer’s fees	109	12	300
Other	92,770	93,811	154,846

Total Liabilities	5,546,497	5,575,380	10,961,366

Net Assets	$476,589,350	$374,916,426	$800,426,144

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid-in-capital	$462,194,521	$366,891,873	$776,303,591
Accumulated undistributed (distributions in excess of) net investment income	798,399	685,257	1,392,069
Accumulated net realized gains (losses)	(18,377,492)	(20,544,943)	(36,522,071)
Net unrealized appreciation (depreciation)	31,973,922	27,884,239	59,252,555

Total Net Assets	$476,589,350	$374,916,426	$800,426,144

Net Assets:
Class A	$121,365,820	$108,583,012	$224,499,324
Class C	4,691,065	7,486,582	11,606,585
Class R2	15,109,569	12,446,591	33,178,533
Institutional Class	260,033,867	93,800,678	337,354,170
Select Class	75,389,029	152,599,563	193,787,532

Total	$476,589,350	$374,916,426	$800,426,144

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,685,637	7,085,310	14,590,614
Class C	297,842	490,518	758,415
Class R2	957,985	813,298	2,160,724
Institutional Class	16,425,714	6,109,953	21,879,125
Select Class	4,768,358	9,955,415	12,578,955

Net Asset Value (a):
Class A — Redemption price per share	$15.79	$15.33	$15.39
Class C — Offering price per share (b)	15.75	15.26	15.30
Class R2 — Offering and redemption price per share	15.77	15.30	15.36
Institutional Class — Offering and redemption price per share	15.83	15.35	15.42
Select Class — Offering and redemption price per share	15.81	15.33	15.41
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.53	$16.05	$16.12

Cost of investments in non-affiliates	$3,809,260	$2,950,969	$6,501,154
Cost of investments in affiliates	438,316,809	345,619,698	735,934,506

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$12,075,318	$9,378,937	$21,073,410
Investments in affiliates, at value	1,593,178,610	847,424,566	1,383,839,324

Total investment securities, at value	1,605,253,928	856,803,503	1,404,912,734
Receivables:
Investment securities sold	—	432,921	—
Fund shares sold	7,122,911	2,164,566	5,449,165
Interest from non-affiliates	142,745	110,871	249,114
Dividends from affiliates	4,419,775	2,342,573	3,819,995
Variation margin on futures contracts	3,133,051	2,688,354	4,356,827
Due from Advisor (See Note 3.F.)	205,855	143,598	170,037

Total Assets	1,620,278,265	864,686,386	1,418,957,872

LIABILITIES:
Payables:
Dividends	192,665	112,020	116,364
Investment securities purchased	6,215,489	3,971,473	6,016,124
Fund shares redeemed	7,861,400	1,449,380	10,098,204
Accrued liabilities:
Shareholder servicing fees	65,671	29,003	56,550
Distribution fees	115,324	84,726	100,508
Trustees’ and Chief Compliance Officer’s fees	464	592	406
Other	292,771	171,076	275,231

Total Liabilities	14,743,784	5,818,270	16,663,387

Net Assets	$1,605,534,481	$858,868,116	$1,402,294,485

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid-in-capital	$1,540,750,980	$819,720,128	$1,346,451,250
Accumulated undistributed (distributions in excess of) net investment income	2,885,145	1,656,178	3,086,719
Accumulated net realized gains (losses)	(65,116,829)	(9,016,602)	(62,432,916)
Net unrealized appreciation (depreciation)	127,015,185	46,508,412	115,189,432

Total Net Assets	$1,605,534,481	$858,868,116	$1,402,294,485

Net Assets:
Class A	$396,662,789	$304,654,425	$357,065,620
Class C	17,329,335	9,094,758	14,941,472
Class R2	66,197,474	48,206,399	51,533,094
Institutional Class	595,699,881	261,570,481	520,099,078
Select Class	529,645,002	235,342,053	458,655,221

Total	$1,605,534,481	$858,868,116	$1,402,294,485

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	25,742,473	21,016,829	23,719,069
Class C	1,127,395	628,240	997,702
Class R2	4,302,726	3,332,518	3,429,612
Institutional Class	38,535,241	18,005,544	34,426,521
Select Class	34,288,431	16,206,760	30,407,139

Net Asset Value (a):
Class A — Redemption price per share	$15.41	$14.50	$15.05
Class C — Offering price per share (b)	15.37	14.48	14.98
Class R2 — Offering and redemption price per share	15.39	14.47	15.03
Institutional Class — Offering and redemption price per share	15.46	14.53	15.11
Select Class — Offering and redemption price per share	15.45	14.52	15.08
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.14	$15.18	$15.76

Cost of investments in non-affiliates	$12,077,972	$9,380,755	$21,077,473
Cost of investments in affiliates	1,470,168,039	803,891,947	1,274,594,600

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$8,317,649	$16,132,584	$3,813,525
Investments in affiliates, at value	554,052,912	968,043,443	259,153,308

Total investment securities, at value	562,370,561	984,176,027	262,966,833
Receivables:
Fund shares sold	1,965,654	5,646,983	877,985
Interest from non-affiliates	98,325	190,707	45,081
Dividends from affiliates	1,487,946	2,608,704	708,389
Variation margin on futures contracts	2,175,974	4,064,881	1,338,765
Due from Advisor (See Note 3.F.)	95,927	215,071	62,688

Total Assets	568,194,387	996,902,373	265,999,741

LIABILITIES:
Payables:
Dividends	55,988	66,543	26,646
Investment securities purchased	2,486,417	4,405,915	1,247,724
Fund shares redeemed	2,100,134	10,257,032	1,463,180
Accrued liabilities:
Shareholder servicing fees	19,524	37,682	8,011
Distribution fees	57,325	69,537	28,068
Trustees’ and Chief Compliance Officer’s fees	461	335	221
Other	123,151	271,229	78,743

Total Liabilities	4,843,000	15,108,273	2,852,593

Net Assets	$563,351,387	$981,794,100	$263,147,148

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
NET ASSETS:
Paid-in-capital	$538,977,942	$940,334,931	$253,574,726
Accumulated undistributed (distributions in excess of) net investment income	1,222,493	2,392,998	595,544
Accumulated net realized gains (losses)	(7,658,500)	(41,895,617)	(3,244,592)
Net unrealized appreciation (depreciation)	30,809,452	80,961,788	12,221,470

Total Net Assets	$563,351,387	$981,794,100	$263,147,148

Net Assets:
Class A	$204,636,229	$245,722,474	$97,150,663
Class C	7,450,619	10,162,186	3,188,443
Class R2	32,627,384	36,941,195	18,099,079
Institutional Class	160,986,570	381,880,090	80,127,469
Select Class	157,650,585	307,088,155	64,581,494

Total	$563,351,387	$981,794,100	$263,147,148

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,436,507	16,421,777	6,826,706
Class C	527,588	684,083	224,558
Class R2	2,305,201	2,475,189	1,273,732
Institutional Class	11,313,278	25,425,671	5,614,389
Select Class	11,081,343	20,479,411	4,526,731

Net Asset Value (a):
Class A — Redemption price per share	$14.17	$14.96	$14.23
Class C — Offering price per share (b)	14.12	14.86	14.20
Class R2 — Offering and redemption price per share	14.15	14.92	14.21
Institutional Class — Offering and redemption price per share	14.23	15.02	14.27
Select Class — Offering and redemption price per share	14.23	14.99	14.27
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.84	$15.66	$14.90

Cost of investments in non-affiliates	$8,319,346	$16,136,041	$3,814,269
Cost of investments in affiliates	525,956,095	891,877,306	248,189,687

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2012 (continued)

	SmartRetirement 2050 Fund	SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$3,610,408	$—
Investments in affiliates, at value	245,685,380	1,558,903

Total investment securities, at value	249,295,788	1,558,903
Receivables:
Fund shares sold	1,029,771	9,485
Interest from non-affiliates	42,680	—
Dividends from affiliates	663,828	3,847
Variation margin on futures contracts	1,276,306	—
Due from Advisor (See Note 3.F.)	70,961	2,109

Total Assets	252,379,334	1,574,344

LIABILITIES:
Payables:
Dividends	23,922	20
Investment securities purchased	863,176	71,995
Fund shares redeemed	2,485,635	16,761
Accrued liabilities:
Shareholder servicing fees	9,341	110
Distribution fees	22,272	121
Trustees’ and Chief Compliance Officer’s fees	323	1
Transfer agent fees	88,781	5,975
Other	1,104	263

Total Liabilities	3,494,554	95,246

Net Assets	$248,884,780	$1,479,098

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2050 Fund	SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-capital	$239,113,421	$1,454,115
Accumulated undistributed (distributions in excess of) net investment income	553,909	2,084
Accumulated net realized gains (losses)	(2,249,441)	(5,450)
Net unrealized appreciation (depreciation)	11,466,891	28,349

Total Net Assets	$248,884,780	$1,479,098

Net Assets:
Class A	$69,795,977	$400,107
Class C	3,703,376	51,943
Class R2	16,196,277	73,253
Institutional Class	82,923,018	71,866
Select Class	76,266,132	881,929

Total	$248,884,780	$1,479,098

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,904,829	26,256
Class C	261,141	3,408
Class R2	1,140,113	4,807
Institutional Class	5,808,144	4,715
Select Class	5,346,452	57,847

Net Asset Value (a):
Class A — Redemption price per share	$14.23	$15.24
Class C — Offering price per share (b)	14.18	15.25
Class R2 — Offering and redemption price per share	14.21	15.24
Institutional Class — Offering and redemption price per share	14.28	15.24
Select Class — Offering and redemption price per share	14.26	15.25
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.90	$15.96

Cost of investments in non-affiliates	$3,611,121	$—
Cost of investments in affiliates	235,411,680	1,530,554

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF OPERATIONS

AS OF JUNE 30, 2012

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10,899	$9,824	$14,462
Dividend income from affiliates	11,457,191	9,964,378	19,152,117

Total investment income	11,468,090	9,974,202	19,166,579

EXPENSES:
Distribution fees:
Class A	233,862	215,196	443,787
Class C	30,506	45,786	70,476
Class R2	36,353	35,591	89,604
Shareholder servicing fees:
Class A	233,862	215,196	443,787
Class C	10,169	15,262	23,492
Class R2	18,177	17,796	44,802
Institutional Class	215,533	86,490	272,698
Select Class	157,810	371,696	429,602
Trustees’ and Chief Compliance Officer’s fees	3,736	3,294	6,325
Transfer agent fees	279,757	308,747	460,456
Other	6,409	6,302	7,766

Total expenses	1,226,174	1,321,356	2,292,795

Less amounts waived	(534,762)	(474,263)	(942,522)
Less expense reimbursements	(213,193)	(218,002)	(279,735)

Net expenses	478,219	629,091	1,070,538

Net investment income (loss)	10,989,871	9,345,111	18,096,041

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	384	375	3,176
Investment in affiliates	(1,283,538)	(912,637)	(6,081,837)
Futures	(2,476,980)	(1,486,640)	(2,328,580)
Foreign currency transactions	(59,037)	(20,776)	(116,574)

Net realized gain (loss)	(3,819,171)	(2,419,678)	(8,523,815)

Distributions of realized gains by investment company affiliates	1,582,283	1,403,669	2,549,204
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,627)	(3,450)	(6,116)
Investments in affiliates	3,007,383	711,350	5,458,743
Futures	767,444	536,013	1,134,095
Foreign currency translations	(2,903)	(5,633)	(4,449)

Change in net unrealized appreciation (depreciation)	3,768,297	1,238,280	6,582,273

Net realized/unrealized gains (losses)	1,531,409	222,271	607,662

Change in net assets resulting from operations	$12,521,280	$9,567,382	$18,703,703

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$33,335	$19,546	$45,814
Dividend income from affiliates	35,705,040	16,049,927	26,853,567

Total investment income	35,738,375	16,069,473	26,899,381

EXPENSES:
Distribution fees:
Class A	742,915	579,211	673,399
Class C	104,304	51,003	89,824
Class R2	171,738	129,706	131,281
Shareholder servicing fees:
Class A	742,915	579,211	673,399
Class C	34,768	17,001	29,941
Class R2	85,869	64,853	65,641
Institutional Class	480,346	177,517	408,632
Select Class	1,177,982	455,814	1,002,173
Trustees’ and Chief Compliance Officer’s fees	12,640	5,994	10,877
Transfer agent fees	1,019,956	533,969	1,045,819
Other	14,318	7,258	11,215

Total expenses	4,587,751	2,601,537	4,142,201

Less amounts waived	(1,794,224)	(1,010,705)	(1,560,513)
Less expense reimbursements	(657,819)	(297,512)	(621,068)

Net expenses	2,135,708	1,293,320	1,960,620

Net investment income (loss)	33,602,667	14,776,153	24,938,761

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,924	791	2,310
Investment in affiliates	(4,693,746)	(3,872,072)	(8,168,386)
Futures	(4,192,994)	(2,609,504)	(5,842,094)
Foreign currency transactions	(190,975)	(101,232)	(369,719)

Net realized gain (loss)	(9,075,791)	(6,582,017)	(14,377,889)

Distributions of realized gains by investment company affiliates	4,787,584	2,362,725	4,436,812
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(17,059)	(7,510)	(20,653)
Investments in affiliates	3,678,482	3,510,573	(12,352,025)
Futures	2,969,844	2,383,810	4,267,496
Foreign currency translations	2,380	(838)	(2,988)

Change in net unrealized appreciation (depreciation)	6,633,647	5,886,035	(8,108,170)

Net realized/unrealized gains (losses)	2,345,440	1,666,743	(18,049,247)

Change in net assets resulting from operations	$35,948,107	$16,442,896	$6,889,514

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF OPERATIONS

AS OF JUNE 30, 2012 (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$15,087	$35,290	$12,943
Dividend income from affiliates	9,011,470	17,413,892	4,043,189

Total investment income	9,026,557	17,449,182	4,056,132

EXPENSES:
Distribution fees:
Class A	368,064	471,907	169,075
Class C	39,115	59,650	17,361
Class R2	78,134	87,915	40,373
Shareholder servicing fees:
Class A	368,064	471,907	169,075
Class C	13,038	19,883	5,787
Class R2	39,067	43,958	20,187
Institutional Class	107,091	309,594	54,917
Select Class	308,731	660,035	118,686
Trustees’ and Chief Compliance Officer’s fees	3,818	7,682	1,721
Transfer agent fees	420,869	1,069,025	275,522
Other	5,522	8,221	4,283

Total expenses	1,751,513	3,209,777	876,987

Less amounts waived	(642,928)	(1,097,423)	(293,967)
Less expense reimbursements	(270,749)	(769,756)	(209,364)

Net expenses	837,836	1,342,598	373,656

Net investment income (loss)	8,188,721	16,106,584	3,682,476

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	586	1,677	252
Investment in affiliates	(3,965,147)	(6,585,313)	(1,673,807)
Futures	(1,295,749)	(2,605,148)	(691,759)
Foreign currency transactions	(81,024)	(164,366)	(82,153)

Net realized gain (loss)	(5,341,334)	(9,353,150)	(2,447,467)

Distributions of realized gains by investment company affiliates	1,535,461	3,139,523	717,224
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(5,527)	(15,420)	(2,357)
Investments in affiliates	(1,731,669)	(14,210,172)	(436,299)
Futures	2,279,488	3,634,065	1,056,211
Foreign currency translations	(76)	(7,575)	(4,861)

Change in net unrealized appreciation (depreciation)	542,216	(10,599,102)	612,694

Net realized/unrealized gains (losses)	(3,263,657)	(16,812,729)	(1,117,549)

Change in net assets resulting from operations	$4,925,064	$(706,145)	$2,564,927

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2050 Fund	SmartRetirement 2055 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$11,830	$—
Dividend income from affiliates	3,822,473	8,370

Total investment income	3,834,303	8,370

EXPENSES:
Distribution fees:
Class A	120,272	142
Class C	18,447	161
Class R2	37,584	114
Shareholder servicing fees:
Class A	120,272	142
Class C	6,149	54
Class R2	18,792	57
Institutional Class	56,543	23
Select Class	140,361	870
Trustees’ and Chief Compliance Officer’s fees	1,803	4
Transfer agent fees	305,378	7,332
Other	4,486	264

Total expenses	830,087	9,163

Less amounts waived	(254,210)	(591)
Less expense reimbursements	(243,361)	(7,411)

Net expenses	332,516	1,161

Net investment income (loss)	3,501,787	7,209

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	271	—
Investment in affiliates	(1,017,309)	(5,450)
Futures	(754,214)	—
Foreign currency transactions	(29,327)	—

Net realized gain (loss)	(1,800,579)	(5,450)

Distributions of realized gains by investment company affiliates	666,277	—
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,555)	—
Investments in affiliates	(1,535,473)	28,349
Futures	963,583	—
Foreign currency translations	(5,725)	—

Change in net unrealized appreciation (depreciation)	(580,170)	28,349

Net realized/unrealized gains (losses)	(1,714,472)	22,899

Change in net assets resulting from operations	$1,787,315	$30,108

(a)	Commencement of operations was January 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,989,871	$7,440,590	$9,345,111	$7,090,434
Net realized gain (loss)	(3,819,171)	1,582,945	(2,419,678)	2,430,813
Distributions of realized gains by investment company affiliates	1,582,283	228,359	1,403,669	214,308
Change in net unrealized appreciation (depreciation)	3,768,297	20,635,863	1,238,280	19,742,711

Change in net assets resulting from operations	12,521,280	29,887,757	9,567,382	29,478,266

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,516,529)	(1,458,252)	(2,312,322)	(1,456,694)
Class C
From net investment income	(80,773)	(59,123)	(127,508)	(67,046)
Class R2
From net investment income	(192,302)	(20,379)	(181,499)	(47,274)
Institutional Class
From net investment income	(6,145,047)	(4,882,027)	(2,437,833)	(2,151,821)
Select Class
From net investment income	(1,687,623)	(1,135,619)	(4,041,304)	(3,491,369)

Total distributions to shareholders	(10,622,274)	(7,555,400)	(9,100,466)	(7,214,204)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	178,758,802	94,657,078	78,047,778	126,878,770

NET ASSETS:
Change in net assets	180,657,808	116,989,435	78,514,694	149,142,832
Beginning of period	295,931,542	178,942,107	296,401,732	147,258,900

End of period	$476,589,350	$295,931,542	$374,916,426	$296,401,732

Accumulated undistributed (distributions in excess of) net investment income	$798,399	$16,130	$685,257	$33,940

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,096,041	$10,914,758	$33,602,667	$20,183,663
Net realized gain (loss)	(8,523,815)	(255,621)	(9,075,791)	2,314,491
Distributions of realized gains by investment company affiliates	2,549,204	259,612	4,787,584	478,209
Change in net unrealized appreciation (depreciation)	6,582,273	49,116,296	6,633,647	107,046,003

Change in net assets resulting from operations	18,703,703	60,035,045	35,948,107	130,022,366

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,594,228)	(2,555,742)	(7,045,978)	(3,725,601)
Class C
From net investment income	(182,912)	(122,347)	(232,670)	(153,591)
Class R2
From net investment income	(439,891)	(72,789)	(734,403)	(128,362)
Institutional Class
From net investment income	(7,612,549)	(5,334,234)	(12,331,131)	(8,068,239)
Select Class
From net investment income	(4,517,608)	(2,857,389)	(11,280,286)	(8,494,191)

Total distributions to shareholders	(17,347,188)	(10,942,501)	(31,624,468)	(20,569,984)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	293,985,323	180,187,337	576,862,837	466,424,074

NET ASSETS:
Change in net assets	295,341,838	229,279,881	581,186,476	575,876,456
Beginning of period	505,084,306	275,804,425	1,024,348,005	448,471,549

End of period	$800,426,144	$505,084,306	$1,605,534,481	$1,024,348,005

Accumulated undistributed (distributions in excess of) net investment income	$1,392,069	$116,140	$2,885,145	$(55,209)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,776,153	$5,812,707	$24,938,761	$14,392,893
Net realized gain (loss)	(6,582,017)	3,154,447	(14,377,889)	(2,846,883)
Distributions of realized gains by investment company affiliates	2,362,725	174,041	4,436,812	525,505
Change in net unrealized appreciation (depreciation)	5,886,035	35,955,488	(8,108,170)	120,608,112

Change in net assets resulting from operations	16,442,896	45,096,683	6,889,514	132,679,627

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,870,566)	(2,308,299)	(5,270,467)	(2,775,171)
From net realized gains	(783,881)	(437,281)	—	—
Class C
From net investment income	(98,450)	(53,390)	(156,379)	(86,756)
From net realized gains	(23,140)	(14,124)	—	—
Class R2
From net investment income	(488,596)	(149,498)	(455,435)	(69,639)
From net realized gains	(69,966)	(31,320)	—	—
Institutional Class
From net investment income	(4,171,844)	(1,523,112)	(8,850,144)	(5,716,751)
From net realized gains	(576,952)	(263,802)	—	—
Select Class
From net investment income	(3,893,404)	(1,892,796)	(8,075,475)	(5,649,384)
From net realized gains	(590,307)	(345,083)	—	—

Total distributions to shareholders	(15,567,106)	(7,018,705)	(22,807,900)	(14,297,701)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	457,181,596	224,681,459	508,757,132	407,364,398

NET ASSETS:
Change in net assets	458,057,386	262,759,437	492,838,746	525,746,324
Beginning of period	400,810,730	138,051,293	909,455,739	383,709,415

End of period	$858,868,116	$400,810,730	$1,402,294,485	$909,455,739

Accumulated undistributed (distributions in excess of) net investment income	$1,656,178	$(4,703)	$3,086,719	$438,578

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,188,721	$3,036,858	$16,106,584	$9,233,934
Net realized gain (loss)	(5,341,334)	1,880,024	(9,353,150)	(1,377,634)
Distributions of realized gains by investment company affiliates	1,535,461	126,190	3,139,523	390,241
Change in net unrealized appreciation (depreciation)	542,216	26,988,629	(10,599,102)	89,338,829

Change in net assets resulting from operations	4,925,064	32,031,701	(706,145)	97,585,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,672,270)	(1,122,044)	(3,227,476)	(1,799,699)
From net realized gains	(470,214)	(320,244)	—	—
Class C
From net investment income	(59,695)	(28,216)	(85,448)	(56,081)
From net realized gains	(16,021)	(12,334)	—	—
Class R2
From net investment income	(232,297)	(31,835)	(252,339)	(43,916)
From net realized gains	(36,511)	(7,415)	—	—
Institutional Class
From net investment income	(2,194,736)	(744,059)	(5,959,923)	(4,380,353)
From net realized gains	(333,913)	(181,916)	—	—
Select Class
From net investment income	(2,292,441)	(967,721)	(4,719,703)	(3,177,286)
From net realized gains	(389,096)	(251,074)	—	—

Total distributions to shareholders	(8,697,194)	(3,666,858)	(14,244,889)	(9,457,335)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	307,581,099	141,627,863	341,834,068	299,247,329

NET ASSETS:
Change in net assets	303,808,969	169,992,706	326,883,034	387,375,364
Beginning of period	259,542,418	89,549,712	654,911,066	267,535,702

End of period	$563,351,387	$259,542,418	$981,794,100	$654,911,066

Accumulated undistributed (distributions in excess of) net investment income	$1,222,493	$230,907	$2,392,998	$(42,118)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,682,476	$1,217,347	$3,501,787	$1,354,251
Net realized gain (loss)	(2,447,467)	758,837	(1,800,579)	894,464
Distributions of realized gains by investment company affiliates	717,224	47,779	666,277	48,766
Change in net unrealized appreciation (depreciation)	612,694	9,956,542	(580,170)	11,426,637

Change in net assets resulting from operations	2,564,927	11,980,505	1,787,315	13,724,118

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,187,453)	(430,099)	(835,338)	(328,162)
From net realized gains	(181,920)	(260,798)	(175,876)	(246,785)
Class C
From net investment income	(25,023)	(11,161)	(25,814)	(9,434)
From net realized gains	(6,080)	(10,807)	(8,566)	(9,698)
Class R2
From net investment income	(113,577)	(16,693)	(116,685)	(24,667)
From net realized gains	(15,172)	(11,170)	(23,734)	(22,876)
Institutional Class
From net investment income	(1,091,807)	(372,656)	(1,120,975)	(479,248)
From net realized gains	(144,136)	(204,790)	(203,686)	(345,539)
Select Class
From net investment income	(851,199)	(332,686)	(1,021,261)	(468,833)
From net realized gains	(124,284)	(194,797)	(209,582)	(362,825)

Total distributions to shareholders	(3,740,651)	(1,845,657)	(3,741,517)	(2,298,067)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	149,114,401	72,970,203	131,165,739	71,185,004

NET ASSETS:
Change in net assets	147,938,677	83,105,051	129,211,537	82,611,055
Beginning of period	115,208,471	32,103,420	119,673,243	37,062,188

End of period	$263,147,148	$115,208,471	$248,884,780	$119,673,243

Accumulated undistributed (distributions in excess of) net investment income	$595,544	$101,976	$553,909	$76,365

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

SmartRetirement 2055 Fund
Period Ended 6/30/2012 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,209
Net realized gain (loss)	(5,450)
Change in net unrealized appreciation (depreciation)	28,349

Change in net assets resulting from operations	30,108

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,013)
Class C
From net investment income	(66)
Class R2
From net investment income	(189)
Institutional Class
From net investment income	(290)
Select Class
From net investment income	(3,712)

Total distributions to shareholders	(5,270)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,454,260

NET ASSETS:
Change in net assets	1,479,098
Beginning of period	—

End of period	$1,479,098

Accumulated undistributed (distributions in excess of) net investment income	$2,084

(a)	Commencement of operations was January 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$86,370,799	$79,005,827	$76,089,386	$56,467,584
Dividends and distributions reinvested	2,452,374	1,412,936	2,164,027	1,410,520
Cost of shares redeemed	(37,264,400)	(35,973,813)	(38,216,716)	(22,806,214)

Change in net assets from Class A capital transactions	$51,558,773	$44,444,950	$40,036,697	$35,071,890

Class C
Proceeds from shares issued	$2,808,763	$2,105,434	$4,259,939	$3,357,406
Dividends and distributions reinvested	61,954	43,540	91,851	48,266
Cost of shares redeemed	(1,661,692)	(500,767)	(1,308,954)	(631,745)

Change in net assets from Class C capital transactions	$1,209,025	$1,648,207	$3,042,836	$2,773,927

Class R2
Proceeds from shares issued	$18,354,501	$1,042,854	$12,512,605	$2,702,001
Dividends and distributions reinvested	167,578	13,436	152,371	35,492
Cost of shares redeemed	(4,639,419)	(210,419)	(3,250,034)	(409,846)

Change in net assets from Class R2 capital transactions	$13,882,660	$845,871	$9,414,942	$2,327,647

Institutional Class
Proceeds from shares issued	$126,468,903	$68,079,052	$56,167,120	$44,840,297
Dividends and distributions reinvested	6,053,867	4,819,988	2,391,367	2,092,180
Cost of shares redeemed	(47,428,409)	(43,835,065)	(41,102,184)	(40,848,335)

Change in net assets from Institutional Class capital transactions	$85,094,361	$29,063,975	$17,456,303	$6,084,142

Select Class
Proceeds from shares issued	$48,577,835	$60,600,788	$57,608,782	$105,681,459
Dividends and distributions reinvested	1,673,200	1,133,599	3,969,021	3,461,448
Cost of shares redeemed	(23,237,052)	(43,080,312)	(53,480,803)	(28,521,743)

Change in net assets from Select Class capital transactions	$27,013,983	$18,654,075	$8,097,000	$80,621,164

Total change in net assets from capital transactions	$178,758,802	$94,657,078	$78,047,778	$126,878,770

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	5,543,329	5,070,298	5,023,879	3,749,953
Reinvested	158,758	90,308	144,593	93,040
Redeemed	(2,390,223)	(2,297,046)	(2,527,225)	(1,513,059)

Change in Class A Shares	3,311,864	2,863,560	2,641,247	2,329,934

Class C
Issued	180,195	135,556	282,511	222,918
Reinvested	4,028	2,795	6,166	3,191
Redeemed	(107,426)	(32,160)	(87,042)	(42,003)

Change in Class C Shares	76,797	106,191	201,635	184,106

Class R2
Issued	1,162,767	66,580	821,939	178,620
Reinvested	10,713	860	10,089	2,336
Redeemed	(294,633)	(13,330)	(214,170)	(26,626)

Change in Class R2 Shares	878,847	54,110	617,858	154,330

Institutional Class
Issued	8,111,082	4,427,925	3,710,577	3,053,346
Reinvested	391,026	308,625	159,725	138,246
Redeemed	(3,052,197)	(2,810,662)	(2,719,915)	(2,724,661)

Change in Institutional Class Shares	5,449,911	1,925,888	1,150,387	466,931

Select Class
Issued	3,121,167	3,891,250	3,811,348	7,110,364
Reinvested	108,143	72,538	265,911	228,663
Redeemed	(1,493,591)	(2,758,557)	(3,542,730)	(1,883,678)

Change in Select Class Shares	1,735,719	1,205,231	534,529	5,455,349

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$139,397,048	$114,580,248	$261,338,581	$156,771,293
Dividends and distributions reinvested	4,293,910	2,416,970	6,636,962	3,537,862
Cost of shares redeemed	(58,691,853)	(31,300,160)	(86,448,399)	(42,918,626)

Change in net assets from Class A capital transactions	$84,999,105	$85,697,058	$181,527,144	$117,390,529

Class C
Proceeds from shares issued	$6,229,921	$5,416,279	$9,259,740	$8,781,645
Dividends and distributions reinvested	110,149	86,402	125,986	86,884
Cost of shares redeemed	(2,823,691)	(1,172,132)	(4,577,514)	(1,122,613)

Change in net assets from Class C capital transactions	$3,516,379	$4,330,549	$4,808,212	$7,745,916

Class R2
Proceeds from shares issued	$33,700,874	$5,318,063	$63,390,004	$9,892,653
Dividends and distributions reinvested	398,416	64,167	656,077	97,929
Cost of shares redeemed	(6,722,465)	(494,299)	(9,109,018)	(738,744)

Change in net assets from Class R2 capital transactions	$27,376,825	$4,887,931	$54,937,063	$9,251,838

Institutional Class
Proceeds from shares issued	$200,693,403	$70,477,408	$338,096,895	$153,698,411
Dividends and distributions reinvested	7,553,102	5,289,744	12,205,145	7,927,860
Cost of shares redeemed	(84,048,624)	(44,950,880)	(121,465,031)	(71,053,148)

Change in net assets from Institutional Class capital transactions	$124,197,881	$30,816,272	$228,837,009	$90,573,123

Select Class
Proceeds from shares issued	$101,045,885	$74,689,159	$209,792,715	$285,143,301
Dividends and distributions reinvested	4,373,720	2,828,323	11,184,562	8,416,500
Cost of shares redeemed	(51,524,472)	(23,061,955)	(114,223,868)	(52,097,133)

Change in net assets from Select Class capital transactions	$53,895,133	$54,455,527	$106,753,409	$241,462,668

Total change in net assets from capital transactions	$293,985,323	$180,187,337	$576,862,837	$466,424,074

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	9,226,328	7,600,959	17,381,922	10,449,570
Reinvested	288,126	158,961	446,693	232,688
Redeemed	(3,883,002)	(2,067,150)	(5,774,548)	(2,853,760)

Change in Class A Shares	5,631,452	5,692,770	12,054,067	7,828,498

Class C
Issued	411,637	360,180	616,300	581,921
Reinvested	7,431	5,734	8,526	5,724
Redeemed	(191,353)	(77,370)	(310,340)	(74,005)

Change in Class C Shares	227,715	288,544	314,486	513,640

Class R2
Issued	2,212,505	350,024	4,173,279	653,385
Reinvested	26,419	4,201	43,443	6,399
Redeemed	(439,617)	(32,865)	(599,805)	(48,004)

Change in Class R2 Shares	1,799,307	321,360	3,616,917	611,780

Institutional Class
Issued	13,173,068	4,663,235	22,335,852	10,186,292
Reinvested	505,691	349,143	818,873	521,713
Redeemed	(5,547,407)	(3,022,833)	(8,053,762)	(4,747,236)

Change in Institutional Class Shares	8,131,352	1,989,545	15,100,963	5,960,769

Select Class
Issued	6,714,172	4,932,758	13,974,821	19,356,581
Reinvested	293,467	186,363	753,444	553,987
Redeemed	(3,418,132)	(1,532,449)	(7,609,100)	(3,457,958)

Change in Select Class Shares	3,589,507	3,586,672	7,119,165	16,452,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$192,988,209	$135,162,392	$234,448,211	$145,046,790
Dividends and distributions reinvested	5,431,057	2,700,112	4,966,110	2,650,519
Cost of shares redeemed	(60,499,488)	(29,226,461)	(83,347,880)	(42,691,701)

Change in net assets from Class A capital transactions	$137,919,778	$108,636,043	$156,066,441	$105,005,608

Class C
Proceeds from shares issued	$5,441,170	$4,586,443	$8,394,805	$7,797,447
Dividends and distributions reinvested	50,090	25,831	67,269	35,480
Cost of shares redeemed	(1,714,339)	(1,488,833)	(3,467,612)	(1,510,793)

Change in net assets from Class C capital transactions	$3,776,921	$3,123,441	$4,994,462	$6,322,134

Class R2
Proceeds from shares issued	$41,966,147	$8,128,033	$48,875,953	$7,989,361
Dividends and distributions reinvested	517,941	155,549	396,673	55,512
Cost of shares redeemed	(5,685,931)	(1,479,124)	(6,921,490)	(515,802)

Change in net assets from Class R2 capital transactions	$36,798,157	$6,804,458	$42,351,136	$7,529,071

Institutional Class
Proceeds from shares issued	$210,548,467	$48,975,238	$267,422,094	$114,949,470
Dividends and distributions reinvested	4,601,660	1,685,860	8,695,807	5,587,610
Cost of shares redeemed	(43,952,550)	(11,220,078)	(73,703,556)	(44,917,614)

Change in net assets from Institutional Class capital transactions	$171,197,577	$39,441,020	$202,414,345	$75,619,466

Select Class
Proceeds from shares issued	$137,699,894	$80,446,332	$179,534,230	$243,809,847
Dividends and distributions reinvested	4,443,755	2,226,454	8,046,896	5,635,124
Cost of shares redeemed	(34,654,486)	(15,996,289)	(84,650,378)	(36,556,852)

Change in net assets from Select Class capital transactions	$107,489,163	$66,676,497	$102,930,748	$212,888,119

Total change in net assets from capital transactions	$457,181,596	$224,681,459	$508,757,132	$407,364,398

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	13,655,138	9,483,524	15,967,386	9,772,817
Reinvested	391,113	186,952	345,437	175,843
Redeemed	(4,265,403)	(2,064,450)	(5,705,213)	(2,900,039)

Change in Class A Shares	9,780,848	7,606,026	10,607,610	7,048,621

Class C
Issued	385,142	321,903	576,214	525,118
Reinvested	3,617	1,794	4,723	2,363
Redeemed	(120,917)	(104,888)	(240,313)	(100,920)

Change in Class C Shares	267,842	218,809	340,624	426,561

Class R2
Issued	2,935,938	566,765	3,299,814	529,218
Reinvested	36,915	10,800	27,267	3,651
Redeemed	(398,375)	(101,698)	(467,620)	(33,458)

Change in Class R2 Shares	2,574,478	475,867	2,859,461	499,411

Institutional Class
Issued	14,684,857	3,394,437	18,060,185	7,691,598
Reinvested	329,052	116,806	602,685	370,799
Redeemed	(3,114,365)	(781,833)	(5,035,453)	(3,063,183)

Change in Institutional Class Shares	11,899,544	2,729,410	13,627,417	4,999,214

Select Class
Issued	9,773,589	5,683,929	12,272,421	16,812,531
Reinvested	319,139	154,163	560,438	374,009
Redeemed	(2,456,766)	(1,188,354)	(5,798,606)	(2,438,032)

Change in Select Class Shares	7,635,962	4,649,738	7,034,253	14,748,508

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$140,620,728	$83,776,995	$164,217,035	$103,946,002
Dividends and distributions reinvested	3,032,812	1,396,364	3,024,619	1,717,514
Cost of shares redeemed	(41,483,432)	(21,990,477)	(66,074,847)	(24,939,762)

Change in net assets from Class A capital transactions	$102,170,108	$63,182,882	$101,166,807	$80,723,754

Class C
Proceeds from shares issued	$4,312,422	$3,375,167	$6,741,750	$5,455,941
Dividends and distributions reinvested	44,277	24,603	28,506	21,805
Cost of shares redeemed	(1,112,310)	(320,745)	(3,397,548)	(1,590,383)

Change in net assets from Class C capital transactions	$3,244,389	$3,079,025	$3,372,708	$3,887,363

Class R2
Proceeds from shares issued	$32,692,461	$4,739,438	$35,032,473	$6,566,475
Dividends and distributions reinvested	218,412	28,119	217,686	35,884
Cost of shares redeemed	(5,247,146)	(745,987)	(4,536,478)	(1,453,593)

Change in net assets from Class R2 capital transactions	$27,663,727	$4,021,570	$30,713,681	$5,148,766

Institutional Class
Proceeds from shares issued	$125,562,172	$32,209,760	$175,526,019	$85,791,207
Dividends and distributions reinvested	2,381,809	847,999	5,836,288	4,277,786
Cost of shares redeemed	(23,662,916)	(6,229,844)	(54,578,690)	(34,110,640)

Change in net assets from Institutional Class capital transactions	$104,281,065	$26,827,915	$126,783,617	$55,958,353

Select Class
Proceeds from shares issued	$91,072,871	$50,405,064	$126,468,807	$174,854,956
Dividends and distributions reinvested	2,672,546	1,216,814	4,699,599	3,161,852
Cost of shares redeemed	(23,523,607)	(7,105,407)	(51,371,151)	(24,487,715)

Change in net assets from Select Class capital transactions	$70,221,810	$44,516,471	$79,797,255	$153,529,093

Total change in net assets from capital transactions	$307,581,099	$141,627,863	$341,834,068	$299,247,329

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011
SHARE TRANSACTIONS:
Class A
Issued	10,158,345	5,950,935	11,253,400	6,994,178
Reinvested	225,486	98,046	212,004	114,216
Redeemed	(3,024,711)	(1,577,127)	(4,569,116)	(1,696,021)

Change in Class A Shares	7,359,120	4,471,854	6,896,288	5,412,373

Class C
Issued	310,001	241,270	464,357	367,942
Reinvested	3,325	1,741	2,031	1,461
Redeemed	(81,891)	(22,533)	(235,210)	(106,528)

Change in Class C Shares	231,435	220,478	231,178	262,875

Class R2
Issued	2,334,704	332,254	2,367,916	434,264
Reinvested	15,958	1,967	15,011	2,372
Redeemed	(376,330)	(56,206)	(304,921)	(95,773)

Change in Class R2 Shares	1,974,332	278,015	2,078,006	340,863

Institutional Class
Issued	8,950,216	2,265,491	11,928,998	5,778,970
Reinvested	175,679	59,429	407,428	284,851
Redeemed	(1,713,982)	(442,668)	(3,748,745)	(2,335,754)

Change in Institutional Class Shares	7,411,913	1,882,252	8,587,681	3,728,067

Select Class
Issued	6,620,378	3,498,001	8,694,672	12,066,228
Reinvested	198,150	85,244	329,612	210,314
Redeemed	(1,716,894)	(500,312)	(3,521,819)	(1,637,270)

Change in Select Class Shares	5,101,634	3,082,933	5,502,465	10,639,272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund		SmartRetirement 2055 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011	Period Ended 6/30/2012 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,232,289	$37,537,737	$51,489,743	$30,391,396	$459,699
Dividends and distributions reinvested	1,334,128	669,076	964,312	557,198	993
Cost of shares redeemed	(15,968,162)	(8,084,311)	(16,280,043)	(7,463,846)	(69,625)

Change in net assets from Class A capital transactions	$52,598,255	$30,122,502	$36,174,012	$23,484,748	$391,067

Class C
Proceeds from shares issued	$2,070,377	$1,596,932	$2,681,812	$1,626,930	$51,072
Dividends and distributions reinvested	12,300	4,839	19,585	11,536	66
Cost of shares redeemed	(622,772)	(122,584)	(725,592)	(230,544)	—

Change in net assets from Class C capital transactions	$1,459,905	$1,479,187	$1,975,805	$1,407,922	$51,138

Class R2
Proceeds from shares issued	$18,064,532	$2,526,445	$15,487,089	$1,853,314	$71,792
Dividends and distributions reinvested	113,160	18,704	130,436	45,409	189
Cost of shares redeemed	(2,281,928)	(726,864)	(2,213,935)	(456,915)	(1)

Change in net assets from Class R2 capital transactions	$15,895,764	$1,818,285	$13,403,590	$1,441,808	$71,980

Institutional Class
Proceeds from shares issued	$58,718,906	$21,086,771	$56,632,759	$24,623,965	$70,022
Dividends and distributions reinvested	1,145,604	503,211	1,247,225	767,935	290
Cost of shares redeemed	(11,564,576)	(4,403,626)	(12,272,922)	(7,908,584)	— (b)

Change in net assets from Institutional Class capital transactions	$48,299,934	$17,186,356	$45,607,062	$17,483,316	$70,312

Select Class
Proceeds from shares issued	$40,660,221	$24,513,194	$45,984,919	$31,782,907	$968,601
Dividends and distributions reinvested	964,477	516,924	1,220,752	817,740	3,712
Cost of shares redeemed	(10,764,155)	(2,666,245)	(13,200,401)	(5,233,437)	(102,550)

Change in net assets from Select Class capital transactions	$30,860,543	$22,363,873	$34,005,270	$27,367,210	$869,763

Total change in net assets from capital transactions	$149,114,401	$72,970,203	$131,165,739	$71,185,004	$1,454,260

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund		SmartRetirement 2055 Fund
	Year Ended 6/30/2012	Year Ended 6/30/2011	Year Ended 6/30/2012	Year Ended 6/30/2011	Period Ended 6/30/2012 (a)
SHARE TRANSACTIONS:
Class A
Issued	4,852,656	2,625,507	3,692,373	2,134,862	30,817
Reinvested	98,692	46,800	71,365	38,902	65
Redeemed	(1,152,415)	(568,323)	(1,181,694)	(538,722)	(4,626)

Change in Class A Shares	3,798,933	2,103,984	2,582,044	1,635,042	26,256

Class C
Issued	148,790	112,311	193,341	113,963	3,404
Reinvested	919	339	1,466	804	4
Redeemed	(46,040)	(8,513)	(52,663)	(16,132)	—

Change in Class C Shares	103,669	104,137	142,144	98,635	3,408

Class R2
Issued	1,277,254	176,279	1,106,855	128,954	4,795
Reinvested	8,221	1,309	9,567	3,185	12
Redeemed	(160,646)	(50,430)	(161,497)	(32,133)	—	(b)

Change in Class R2 Shares	1,124,829	127,158	954,925	100,006	4,807

Institutional Class
Issued	4,193,245	1,462,068	4,061,143	1,725,008	4,696
Reinvested	84,319	35,156	91,791	53,562	19
Redeemed	(831,451)	(308,882)	(879,875)	(560,831)	—	(b)

Change in Institutional Class Shares	3,446,113	1,188,342	3,273,059	1,217,739	4,715

Select Class
Issued	2,907,585	1,703,060	3,292,592	2,219,472	64,414
Reinvested	71,244	36,080	90,189	56,972	238
Redeemed	(775,694)	(187,319)	(954,412)	(369,013)	(6,805)

Change in Select Class Shares	2,203,135	1,551,821	2,428,369	1,907,431	57,847

(a)	Commencement of operations was January 31, 2012.
(b)	Amount rounds to less than 1 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2012	$15.82	$0.43	(g)	$(0.06)	$0.37	$(0.40)	$—	$(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.96	0.46	(g)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(g)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)

Class C
Year Ended June 30, 2012	15.78	0.32	(g)	(0.05)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)	—	(0.34)
Year Ended June 30, 2010	12.95	0.38	(g)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)

Class R2
Year Ended June 30, 2012	15.81	0.40	(g)	(0.07)	0.33	(0.37)	—	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)	—	(0.40)
Year Ended June 30, 2010	12.95	0.40	(g)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (h) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Year Ended June 30, 2012	15.85	0.46	(g)	(0.04)	0.42	(0.44)	—	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)	—	(0.47)
Year Ended June 30, 2010	12.98	0.49	(g)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)

Select Class
Year Ended June 30, 2012	15.83	0.44	(g)	(0.05)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)	—	(0.45)
Year Ended June 30, 2010	12.96	0.47	(g)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$15.79	2.44%	$121,365,820	0.27%	2.75%	0.58%	10%
15.82	14.07	69,177,162	0.27	2.92	0.56	30
14.26	13.42	21,538,282	0.28	3.21	0.57	10
12.96	(7.13)	4,909,801	0.42	3.68	0.62	63
14.75	(3.27)	1,857,549	0.42	3.82	0.56	38

15.75	1.79	4,691,065	0.92	2.08	1.08	10
15.78	13.27	3,487,584	0.92	2.24	1.06	30
14.24	12.78	1,635,104	0.92	2.67	1.07	10
12.95	(7.64)	417,502	0.92	3.32	1.11	63
14.75	(3.75)	314,820	0.92	3.38	1.06	38

15.77	2.18	15,109,569	0.52	2.57	0.84	10
15.81	13.81	1,250,861	0.52	2.65	0.82	30
14.25	13.19	356,749	0.53	2.80	0.82	10
12.95	8.61	54,325	0.67	3.71	0.89	63

15.83	2.74	260,033,867	0.02	2.96	0.18	10
15.85	14.29	174,000,764	0.02	3.03	0.15	30
14.29	13.75	129,330,515	0.02	3.44	0.17	10
12.98	(6.77)	88,820,528	0.02	4.17	0.22	63
14.77	(2.88)	87,311,189	0.02	4.13	0.15	38

15.81	2.58	75,389,029	0.17	2.81	0.33	10
15.83	14.14	48,015,171	0.17	2.87	0.31	30
14.27	13.62	26,081,457	0.17	3.27	0.32	10
12.96	(6.99)	11,569,388	0.17	4.01	0.37	63
14.76	(3.02)	10,103,722	0.17	3.93	0.31	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2012	$15.34	$0.41	(g)	$(0.03)	$0.38	$(0.39)	$—	$(0.39)
Year Ended June 30, 2011	13.73	0.43	(g)	1.59	2.02	(0.41)	—	(0.41)
Year Ended June 30, 2010	12.36	0.44	(g)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(g)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)

Class C
Year Ended June 30, 2012	15.29	0.31	(g)	(0.04)	0.27	(0.30)	—	(0.30)
Year Ended June 30, 2011	13.70	0.34	(g)	1.57	1.91	(0.32)	—	(0.32)
Year Ended June 30, 2010	12.35	0.37	(g)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(g)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)

Class R2
Year Ended June 30, 2012	15.33	0.38	(g)	(0.05)	0.33	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.73	0.40	(g)	1.58	1.98	(0.38)	—	(0.38)
Year Ended June 30, 2010	12.36	0.41	(g)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (h) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Year Ended June 30, 2012	15.37	0.44	(g)	(0.03)	0.41	(0.43)	—	(0.43)
Year Ended June 30, 2011	13.75	0.45	(g)	1.61	2.06	(0.44)	—	(0.44)
Year Ended June 30, 2010	12.37	0.47	(g)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)

Select Class
Year Ended June 30, 2012	15.35	0.42	(g)	(0.03)	0.39	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.73	0.45	(g)	1.59	2.04	(0.42)	—	(0.42)
Year Ended June 30, 2010	12.36	0.45	(g)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(g)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$15.33	2.60%	$108,583,012	0.28%	2.72%	0.60%	11%
15.34	14.77	68,190,824	0.28	2.87	0.58	21
13.73	14.72	29,031,296	0.29	3.19	0.60	16
12.36	(10.62)	8,850,447	0.43	3.74	0.67	63
14.67	(5.01)	4,806,121	0.43	3.37	0.62	31

15.26	1.85	7,486,582	0.93	2.08	1.10	11
15.29	14.02	4,416,878	0.93	2.29	1.08	21
13.70	13.97	1,435,180	0.93	2.70	1.10	16
12.35	(10.95)	424,193	0.93	3.38	1.17	63
14.65	(5.49)	193,881	0.93	3.67	1.15	31

15.30	2.26	12,446,591	0.53	2.51	0.85	11
15.33	14.46	2,996,194	0.53	2.64	0.83	21
13.73	14.45	564,286	0.55	2.96	0.85	16
12.36	8.13	222,462	0.68	3.71	0.97	63

15.35	2.78	93,800,678	0.03	2.93	0.20	11
15.37	15.08	76,225,307	0.03	2.97	0.18	21
13.75	15.07	61,770,578	0.03	3.44	0.20	16
12.37	(10.22)	55,444,638	0.03	4.00	0.26	63
14.67	(4.68)	68,515,248	0.03	3.79	0.21	31

15.33	2.63	152,599,563	0.18	2.81	0.34	11
15.35	14.95	144,572,529	0.18	2.95	0.33	21
13.73	14.83	54,457,560	0.18	3.28	0.35	16
12.36	(10.36)	35,148,290	0.18	3.90	0.41	63
14.66	(4.81)	32,553,579	0.18	3.81	0.39	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2012	$15.48	$0.41	(g)	$(0.12)	$0.29	$(0.38)	$—	$(0.38)
Year Ended June 30, 2011	13.30	0.42	(g)	2.16	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2010	11.81	0.42	(g)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(g)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)

Class C
Year Ended June 30, 2012	15.41	0.30	(g)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(g)	2.16	2.47	(0.31)	—	(0.31)
Year Ended June 30, 2010	11.77	0.33	(g)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)

Class R2
Year Ended June 30, 2012	15.46	0.38	(g)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(g)	2.15	2.54	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.81	0.39	(g)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (h) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Year Ended June 30, 2012	15.51	0.44	(g)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(g)	2.18	2.62	(0.43)	—	(0.43)
Year Ended June 30, 2010	11.82	0.44	(g)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)

Select Class
Year Ended June 30, 2012	15.50	0.42	(g)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(g)	2.18	2.60	(0.41)	—	(0.41)
Year Ended June 30, 2010	11.82	0.42	(g)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$15.39	1.97%	$224,499,324	0.28%	2.69%	0.57%	16%
15.48	19.47	138,715,314	0.28	2.81	0.58	12
13.30	16.05	43,455,874	0.29	3.06	0.60	17
11.81	(14.49)	12,944,757	0.43	3.41	0.65	50
14.67	(6.74)	6,815,997	0.43	2.92	0.65	26

15.30	1.22	11,606,585	0.93	2.03	1.07	16
15.41	18.69	8,175,672	0.93	2.10	1.08	12
13.25	15.42	3,207,880	0.93	2.47	1.10	17
11.77	(14.89)	923,271	0.93	3.24	1.18	50
14.65	(7.27)	93,340	0.93	2.68	1.14	26

15.36	1.72	33,178,533	0.53	2.48	0.83	16
15.46	19.21	5,587,838	0.53	2.56	0.83	12
13.29	15.74	532,527	0.55	2.91	0.85	17
11.81	7.26	84,063	0.68	3.49	0.93	50

15.42	2.21	337,354,170	0.03	2.92	0.17	16
15.51	19.77	213,270,237	0.03	2.93	0.18	12
13.32	16.40	156,672,060	0.03	3.27	0.20	17
11.82	(14.17)	112,187,409	0.03	3.68	0.25	50
14.68	(6.37)	131,614,861	0.03	3.32	0.24	26

15.41	2.06	193,787,532	0.18	2.77	0.32	16
15.50	19.62	139,335,245	0.18	2.80	0.33	12
13.31	16.15	71,936,084	0.18	3.10	0.35	17
11.82	(14.23)	46,567,156	0.18	3.63	0.41	50
14.67	(6.56)	25,509,941	0.18	3.26	0.41	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2012	$15.54	$0.38	(g)	$(0.17)	$0.21	$(0.34)	$—	$(0.34)
Year Ended June 30, 2011	13.00	0.38	(g)	2.52	2.90	(0.36)	—	(0.36)
Year Ended June 30, 2010	11.44	0.36	(g)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(g)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)

Class C
Year Ended June 30, 2012	15.50	0.27	(g)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(g)	2.49	2.78	(0.27)	—	(0.27)
Year Ended June 30, 2010	11.43	0.29	(g)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)

Class R2
Year Ended June 30, 2012	15.53	0.34	(g)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(g)	2.51	2.86	(0.33)	—	(0.33)
Year Ended June 30, 2010	11.43	0.34	(g)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Year Ended June 30, 2012	15.59	0.41	(g)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(g)	2.53	2.94	(0.39)	—	(0.39)
Year Ended June 30, 2010	11.46	0.40	(g)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)

Select Class
Year Ended June 30, 2012	15.57	0.39	(g)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(g)	2.51	2.91	(0.37)	—	(0.37)
Year Ended June 30, 2010	11.46	0.37	(g)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$15.41	1.48%	$396,662,789	0.28%	2.50%	0.58%	12%
15.54	22.41	212,703,422	0.28	2.54	0.58	12
13.00	16.91	76,190,736	0.29	2.70	0.59	20
11.44	(17.10)	20,940,575	0.43	3.04	0.66	50
14.68	(8.29)	10,863,168	0.43	2.65	0.68	27

15.37	0.84	17,329,335	0.93	1.83	1.08	12
15.50	21.51	12,604,090	0.93	1.90	1.09	12
12.99	16.26	3,886,356	0.93	2.16	1.09	20
11.43	(17.54)	1,642,774	0.93	2.64	1.16	50
14.69	(8.73)	434,621	0.93	2.03	1.15	27

15.39	1.22	66,197,474	0.53	2.22	0.84	12
15.53	22.11	10,648,198	0.53	2.32	0.84	12
13.00	16.72	962,341	0.55	2.58	0.84	20
11.43	6.33	194,006	0.68	3.02	0.95	50

15.46	1.72	595,699,881	0.03	2.73	0.18	12
15.59	22.69	365,232,969	0.03	2.72	0.18	12
13.04	17.33	227,784,902	0.03	2.99	0.19	20
11.46	(16.76)	182,929,234	0.03	3.36	0.25	50
14.70	(7.95)	200,509,755	0.03	2.85	0.24	27

15.45	1.63	529,645,002	0.18	2.57	0.33	12
15.57	22.47	423,159,326	0.18	2.64	0.33	12
13.03	17.08	139,647,214	0.18	2.82	0.34	20
11.46	(16.88)	76,988,685	0.18	3.26	0.41	50
14.70	(8.07)	61,176,878	0.18	2.83	0.43	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2012	$14.81	$0.32	(g)	$(0.29)	$0.03	$(0.29)	$(0.05)	$(0.34)
Year Ended June 30, 2011	12.15	0.33	(g)	2.70	3.03	(0.30)	(0.07)	(0.37)
Year Ended June 30, 2010	10.61	0.30	(g)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(g)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2012	14.80	0.23	(g)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(g)	2.71	2.94	(0.22)	(0.07)	(0.29)
Year Ended June 30, 2010	10.61	0.21	(g)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Year Ended June 30, 2012	14.79	0.29	(g)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(g)	2.70	2.99	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2010	10.61	0.24	(g)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Year Ended June 30, 2012	14.84	0.36	(g)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(g)	2.72	3.07	(0.33)	(0.07)	(0.40)
Year Ended June 30, 2010	10.63	0.35	(g)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Year Ended June 30, 2012	14.84	0.33	(g)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(g)	2.73	3.06	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2010	10.62	0.32	(g)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$14.50	0.30%	$304,654,425	0.29%	2.29%	0.59%	13%
14.81	25.08	166,459,484	0.29	2.27	0.59	13
12.15	17.26	44,106,099	0.30	2.39	0.60	28
10.61	(19.23)	5,920,536	0.44	2.88	0.69	51
13.51	(6.48)	1,983,443	0.44	3.06	0.53	33

14.48	(0.39)	9,094,758	0.94	1.65	1.09	13
14.80	24.25	5,333,896	0.94	1.60	1.09	13
12.15	16.52	1,719,801	0.94	1.71	1.09	28
10.61	(19.58)	925,812	0.94	2.20	1.21	51
13.50	(6.94)	263,700	0.94	2.32	1.53	33

14.47	0.03	48,206,399	0.54	2.05	0.85	13
14.79	24.75	11,214,211	0.54	2.02	0.84	13
12.14	16.90	3,425,091	0.54	1.88	0.86	28
10.61	5.60	140,930	0.69	2.72	0.99	51

14.53	0.53	261,570,481	0.04	2.55	0.19	13
14.84	25.39	90,629,871	0.04	2.43	0.19	13
12.17	17.49	41,093,300	0.04	2.78	0.19	28
10.63	(18.86)	17,736,252	0.04	3.04	0.28	51
13.52	(6.14)	13,686,603	0.04	3.30	0.50	33

14.52	0.32	235,342,053	0.19	2.36	0.34	13
14.84	25.22	127,173,268	0.19	2.29	0.34	13
12.17	17.43	47,707,002	0.19	2.54	0.34	28
10.62	(19.05)	29,553,747	0.19	3.10	0.46	51
13.52	(6.25)	2,205,833	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2012	$15.51	$0.31	(g)	$(0.49)	$(0.18)	$(0.28)	$—	$(0.28)
Year Ended June 30, 2011	12.44	0.30	(g)	3.05	3.35	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.80	0.28	(g)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(g)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)

Class C
Year Ended June 30, 2012	15.44	0.21	(g)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(g)	3.04	3.25	(0.20)	—	(0.20)
Year Ended June 30, 2010	10.76	0.21	(g)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(g)	(3.55)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)

Class R2
Year Ended June 30, 2012	15.50	0.28	(g)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(g)	3.07	3.33	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.80	0.30	(g)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (h) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Year Ended June 30, 2012	15.57	0.35	(g)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(g)	3.08	3.41	(0.32)	—	(0.32)
Year Ended June 30, 2010	10.83	0.32	(g)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)

Select Class
Year Ended June 30, 2012	15.54	0.32	(g)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(g)	3.06	3.38	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.81	0.29	(g)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$15.05	(1.07)%	$357,065,620	0.29%	2.14%	0.60%	15%
15.51	27.05	203,411,734	0.29	2.05	0.60	12
12.44	17.85	75,407,042	0.30	2.11	0.61	26
10.80	(21.71)	17,729,668	0.44	2.36	0.69	52
14.79	(10.27)	8,449,421	0.44	1.82	0.68	33

14.98	(1.69)	14,941,472	0.94	1.47	1.10	15
15.44	26.30	10,145,113	0.94	1.39	1.10	12
12.39	17.17	2,856,215	0.94	1.61	1.11	26
10.76	(22.07)	876,290	0.94	2.02	1.18	52
14.76	(10.78)	257,200	0.94	1.38	1.19	33

15.03	(1.32)	51,533,094	0.54	1.93	0.85	15
15.50	26.84	8,835,558	0.54	1.71	0.86	12
12.43	17.51	879,610	0.55	2.34	0.86	26
10.80	4.66	112,356	0.69	2.51	0.97	52

15.11	(0.83)	520,099,078	0.04	2.37	0.20	15
15.57	27.41	323,775,695	0.04	2.24	0.20	12
12.48	18.17	197,110,956	0.04	2.47	0.21	26
10.83	(21.35)	159,881,551	0.04	2.70	0.27	52
14.80	(9.91)	170,167,385	0.04	2.23	0.26	33

15.08	(0.98)	458,655,221	0.19	2.21	0.35	15
15.54	27.21	363,287,639	0.19	2.16	0.35	12
12.46	18.04	107,455,592	0.19	2.27	0.36	26
10.81	(21.52)	58,367,330	0.19	2.66	0.43	52
14.79	(10.03)	38,908,479	0.19	2.20	0.45	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2012	$14.73	$0.27	(g)	$(0.54)	$(0.27)	$(0.24)	$(0.05)	$(0.29)
Year Ended June 30, 2011	11.68	0.26	(g)	3.09	3.35	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2010	10.17	0.23	(g)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(g)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.33	(g)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2012	14.68	0.18	(g)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(g)	3.08	3.25	(0.16)	(0.07)	(0.23)
Year Ended June 30, 2010	10.15	0.18	(g)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(g)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (h) through June 30, 2008	15.00	0.29	(g)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Year Ended June 30, 2012	14.72	0.24	(g)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(g)	3.09	3.32	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2010	10.17	0.19	(g)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Year Ended June 30, 2012	14.78	0.31	(g)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(g)	3.11	3.39	(0.26)	(0.07)	(0.33)
Year Ended June 30, 2010	10.19	0.29	(g)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Year Ended June 30, 2012	14.78	0.28	(g)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(g)	3.11	3.37	(0.24)	(0.07)	(0.31)
Year Ended June 30, 2010	10.19	0.26	(g)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(g)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$14.17	(1.71)%	$204,636,229	0.29%	1.98%	0.61%	14%
14.73	28.87	104,259,153	0.29	1.87	0.62	12
11.68	17.28	30,438,063	0.30	1.89	0.62	34
10.17	(21.85)	3,565,735	0.44	2.33	0.73	55
13.29	(8.01)	1,137,229	0.44	2.56	0.58	51

14.12	(2.32)	7,450,619	0.94	1.33	1.11	14
14.68	27.96	4,348,234	0.94	1.22	1.12	12
11.66	16.61	882,071	0.94	1.45	1.12	34
10.15	(22.22)	418,559	0.94	1.77	1.25	55
13.29	(8.43)	189,397	0.94	2.19	1.80	51

14.15	(1.97)	32,627,384	0.54	1.74	0.87	14
14.72	28.55	4,870,838	0.54	1.64	0.87	12
11.68	17.02	617,460	0.55	1.55	0.88	34
10.17	4.73	53,954	0.69	2.65	1.00	55

14.23	(1.41)	160,986,570	0.04	2.25	0.21	14
14.78	29.13	57,672,721	0.04	2.02	0.22	12
11.72	17.70	23,662,001	0.04	2.36	0.21	34
10.19	(21.52)	14,863,099	0.04	2.62	0.32	55
13.30	(7.70)	10,302,971	0.04	2.83	0.63	51

14.23	(1.55)	157,650,585	0.19	2.05	0.36	14
14.78	28.96	88,391,472	0.19	1.87	0.37	12
11.72	17.53	33,950,117	0.19	2.12	0.36	34
10.19	(21.69)	24,003,400	0.19	2.74	0.50	55
13.31	(7.74)	1,109,461	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2012	$15.49	$0.28	(g)	$(0.57)	$(0.29)	$(0.24)	$—	$(0.24)
Year Ended June 30, 2011	12.24	0.27	(g)	3.24	3.51	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.64	0.25	(g)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(g)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)

Class C
Year Ended June 30, 2012	15.39	0.18	(g)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(g)	3.22	3.40	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.60	0.18	(g)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)

Class R2
Year Ended June 30, 2012	15.46	0.25	(g)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(g)	3.26	3.47	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.63	0.25	(g)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (h) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Year Ended June 30, 2012	15.55	0.32	(g)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(g)	3.27	3.57	(0.30)	—	(0.30)
Year Ended June 30, 2010	10.67	0.29	(g)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)

Select Class
Year Ended June 30, 2012	15.52	0.29	(g)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(g)	3.25	3.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	10.66	0.26	(g)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$14.96	(1.77)%	$245,722,474	0.29%	1.94%	0.64%	14%
15.49	28.80	147,557,932	0.29	1.84	0.62	13
12.24	17.71	50,346,674	0.30	1.92	0.65	28
10.64	(22.48)	12,945,986	0.44	2.12	0.71	52
14.72	(10.65)	9,084,470	0.44	1.92	0.72	36

14.86	(2.36)	10,162,186	0.94	1.27	1.14	14
15.39	28.01	6,969,911	0.94	1.20	1.12	13
12.17	16.90	2,312,972	0.94	1.42	1.15	28
10.60	(22.86)	493,495	0.94	1.68	1.21	52
14.71	(11.12)	277,052	0.94	1.59	1.21	36

14.92	(2.02)	36,941,195	0.54	1.70	0.90	14
15.46	28.51	6,141,245	0.54	1.42	0.88	13
12.22	17.37	688,424	0.55	1.97	0.90	28
10.63	4.33	106,929	0.69	2.32	1.01	52

15.02	(1.53)	381,880,090	0.04	2.17	0.24	14
15.55	29.15	261,763,562	0.04	2.04	0.22	13
12.28	18.03	160,990,713	0.04	2.29	0.24	28
10.67	(22.18)	127,662,192	0.04	2.54	0.30	52
14.74	(10.30)	126,088,168	0.04	2.12	0.28	36

14.99	(1.67)	307,088,155	0.19	2.02	0.39	14
15.52	28.96	232,478,416	0.19	1.97	0.37	13
12.26	17.79	53,196,919	0.19	2.05	0.40	28
10.66	(22.33)	27,195,295	0.19	2.49	0.46	52
14.74	(10.41)	19,181,515	0.19	2.10	0.48	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2012	$14.77	$0.27	(g)	$(0.54)	$(0.27)	$(0.23)	$(0.04)	$(0.27)
Year Ended June 30, 2011	11.81	0.26	(g)	3.10	3.36	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2010	10.27	0.24	(g)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(g)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Year Ended June 30, 2012	14.74	0.18	(g)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(g)	3.08	3.27	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.28	0.22	(g)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Year Ended June 30, 2012	14.76	0.24	(g)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(g)	3.09	3.32	(0.20)	(0.17)	(0.37)
Year Ended June 30, 2010	10.28	0.23	(g)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Year Ended June 30, 2012	14.81	0.31	(g)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(g)	3.12	3.40	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2010	10.29	0.29	(g)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Year Ended June 30, 2012	14.80	0.28	(g)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(g)	3.10	3.37	(0.24)	(0.17)	(0.41)
Year Ended June 30, 2010	10.29	0.26	(g)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$14.23	(1.68)%	$97,150,663	0.29%	1.97%	0.66%	11%
14.77	28.68	44,721,790	0.29	1.82	0.68	11
11.81	17.31	10,913,187	0.30	1.89	0.67	42
10.27	(21.23)	1,000,913	0.44	2.31	0.97	60
13.36	(7.60)	296,320	0.44	2.27	2.28	37

14.20	(2.29)	3,188,443	0.94	1.30	1.15	11
14.74	27.82	1,782,177	0.94	1.34	1.18	11
11.81	16.57	197,843	0.94	1.81	1.17	42
10.28	(21.55)	48,501	0.94	1.74	1.46	60
13.37	(8.04)	30,371	0.94	1.40	3.55	37

14.21	(1.94)	18,099,079	0.54	1.71	0.93	11
14.76	28.34	2,197,468	0.54	1.59	0.93	11
11.81	16.94	256,788	0.56	1.90	0.93	42
10.28	4.98	52,465	0.69	2.69	1.24	60

14.27	(1.45)	80,127,469	0.04	2.22	0.26	11
14.81	28.96	32,109,107	0.04	2.01	0.28	11
11.84	17.62	11,600,516	0.04	2.38	0.26	42
10.29	(20.86)	8,519,504	0.04	2.70	0.57	60
13.37	(7.28)	3,916,405	0.04	2.79	1.39	37

14.27	(1.53)	64,581,494	0.19	2.03	0.40	11
14.80	28.71	34,397,929	0.19	1.90	0.43	11
11.84	17.46	9,135,086	0.19	2.13	0.42	42
10.29	(20.97)	5,122,676	0.19	2.74	0.74	60
13.37	(7.40)	412,042	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2012	$14.79	$0.27	(g)	$(0.55)	$(0.28)	$(0.23)	$(0.05)	$(0.28)
Year Ended June 30, 2011	11.85	0.26	(g)	3.16	3.42	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2010	10.29	0.25	(g)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(g)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2012	14.74	0.18	(g)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(g)	3.15	3.32	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.28	0.17	(g)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Year Ended June 30, 2012	14.77	0.25	(g)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(g)	3.17	3.38	(0.21)	(0.24)	(0.45)
Year Ended June 30, 2010	10.28	0.17	(g)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Year Ended June 30, 2012	14.83	0.31	(g)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(g)	3.18	3.46	(0.27)	(0.24)	(0.51)
Year Ended June 30, 2010	10.31	0.29	(g)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Year Ended June 30, 2012	14.82	0.28	(g)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(g)	3.16	3.43	(0.25)	(0.24)	(0.49)
Year Ended June 30, 2010	10.30	0.26	(g)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$14.23	(1.70)%	$69,795,977	0.29%	1.96%	0.68%	11%
14.79	29.06	34,342,393	0.29	1.82	0.68	16
11.85	17.56	8,152,363	0.30	1.98	0.74	29
10.29	(21.59)	668,529	0.44	2.39	1.13	66
13.48	(7.41)	97,754	0.44	(0.41)	3.10	63

14.18	(2.31)	3,703,376	0.94	1.27	1.18	11
14.74	28.20	1,754,369	0.94	1.16	1.19	16
11.83	16.80	240,978	0.94	1.39	1.24	29
10.28	(21.97)	89,687	0.94	1.54	1.64	66
13.49	(7.81)	25,835	0.94	1.67	3.90	63

14.21	(1.88)	16,196,277	0.54	1.82	0.95	11
14.77	28.68	2,735,582	0.54	1.47	0.92	16
11.84	17.30	1,008,870	0.54	1.35	1.01	29
10.28	4.44	52,233	0.69	2.67	1.36	66

14.28	(1.40)	82,923,018	0.04	2.20	0.28	11
14.83	29.34	37,596,367	0.04	2.00	0.26	16
11.88	17.88	15,656,125	0.04	2.34	0.33	29
10.31	(21.28)	6,631,432	0.04	2.79	0.75	66
13.49	(7.05)	1,545,114	0.04	3.08	2.48	63

14.26	(1.61)	76,266,132	0.19	2.05	0.43	11
14.82	29.08	43,244,532	0.19	1.87	0.42	16
11.88	17.85	12,003,852	0.19	2.13	0.49	29
10.30	(21.46)	2,976,108	0.19	2.60	0.88	66
13.49	(7.15)	521,948	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement 2055 Fund
Class A
January 31, 2012 (g) through June 30, 2012	$15.00	$0.08	$0.23	$0.31	$(0.07)

Class C
January 31, 2012 (g) through June 30, 2012	15.00	0.04	0.23	0.27	(0.02)

Class R2
January 31, 2012 (g) through June 30, 2012	15.00	0.07	0.22	0.29	(0.05)

Institutional Class
January 31, 2012 (g) through June 30, 2012	15.00	0.10	0.22	0.32	(0.08)

Select Class
January 31, 2012 (g) through June 30, 2012	15.00	0.09	0.23	0.32	(0.07)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements (e)	Portfolio turnover rate (b)

$15.24	2.03%	$400,107	0.29%	2.30%	2.32%	19%

15.25	1.79	51,943	0.94	0.70	2.57	19

15.24	1.91	73,253	0.54	1.26	2.35	19

15.24	2.10	71,866	0.04	1.69	1.69	19

15.25	2.10	881,929	0.19	1.46	1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement® Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

The JPMorgan SmartRetirement 2055 Fund commenced operations on January 31, 2012.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund each seek total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at such fund’s net asset value per share as of the report date. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options are generally valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Office. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$469,540,443	$3,808,448	$—	$473,348,891

Appreciation in Other Financial Instruments
Futures Contracts	$1,149,836	$—	$—	$1,149,836

Depreciation in Other Financial Instruments
Futures Contracts	$(399,972)	$—	$—	$(399,972)

JPMorgan SmartRetirement 2010 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$372,850,874	$2,950,277	$—	$375,801,151

Appreciation in Other Financial Instruments
Futures Contracts	$941,053	$—	$—	$941,053

Depreciation in Other Financial Instruments
Futures Contracts	$(286,954)	$—	$—	$(286,954)

JPMorgan SmartRetirement 2015 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$793,732,697	$6,499,750	$—	$800,232,447

Appreciation in Other Financial Instruments
Futures Contracts	$1,985,384	$—	$—	$1,985,384

Depreciation in Other Financial Instruments
Futures Contracts	$(527,911)	$—	$—	$(527,911)

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,593,178,610	$12,075,318	$—	$1,605,253,928

Appreciation in Other Financial Instruments
Futures Contracts	$4,568,353	$—	$—	$4,568,353

Depreciation in Other Financial Instruments
Futures Contracts	$(574,325)	$—	$—	$(574,325)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$847,424,566	$9,378,937	$—	$856,803,503

Appreciation in Other Financial Instruments
Futures Contracts	$3,609,316	$—	$—	$3,609,316

Depreciation in Other Financial Instruments
Futures Contracts	$(637,817)	$—	$—	$(637,817)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,383,839,324	$21,073,410	$—	$1,404,912,734

Appreciation in Other Financial Instruments
Futures Contracts	$7,486,078	$—	$—	$7,486,078

Depreciation in Other Financial Instruments
Futures Contracts	$(1,546,810)	$—	$—	$(1,546,810)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$554,052,912	$8,317,649	$—	$562,370,561

Appreciation in Other Financial Instruments
Futures Contracts	$3,333,471	$—	$—	$3,333,471

Depreciation in Other Financial Instruments
Futures Contracts	$(624,264)	$—	$—	$(624,264)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$968,043,443	$16,132,584	$—	$984,176,027

Appreciation in Other Financial Instruments
Futures Contracts	$5,878,015	$—	$—	$5,878,015

Depreciation in Other Financial Instruments
Futures Contracts	$(1,085,820)	$—	$—	$(1,085,820)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$259,153,308	$3,813,525	$—	$262,966,833

Appreciation in Other Financial Instruments
Futures Contracts	$1,516,979	$—	$—	$1,516,979

Depreciation in Other Financial Instruments
Futures Contracts	$(260,886)	$—	$—	$(260,886)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$245,685,380	$3,610,408	$—	$249,295,788

Appreciation in Other Financial Instruments
Futures Contracts	$1,466,401	$—	$—	$1,466,401

Depreciation in Other Financial Instruments
Futures Contracts	$(271,548)	$—	$—	$(271,548)

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,558,903	$—	$—	$1,558,903

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for the asset class specifics of portfolios’ holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended June 30, 2012.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the period ended June 30, 2012:

	Average Notional Balance	Ending Notional Balance
SmartRetirement Income Fund
Long Futures Contracts:
Equity	$20,236,840	$22,856,558
Interest Rate	5,383,961	10,010,957
Short Futures Contracts:
Equity	14,503,853	15,812,714
Interest Rate	8,452,496	20,076,098
SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	17,811,507	18,292,209
Interest Rate	5,801,616	5,808,085
Short Futures Contracts:
Equity	12,798,868	12,057,136
Interest Rate	9,703,382	17,635,627
SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	35,607,940	38,466,280
Interest Rate	14,364,317	14,930,668
Short Futures Contracts:
Equity	22,836,311	24,222,731
Interest Rate	14,407,238	33,451,153
SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	81,503,851	95,009,575
Interest Rate	30,001,948	38,117,461
Short Futures Contracts:
Equity	38,776,307	37,422,171
Interest Rate	31,057,636	60,660,544
SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	55,575,149	74,495,108
Interest Rate	18,043,742	26,758,470
Short Futures Contracts:
Equity	28,826,642	35,342,238
Interest Rate	21,260,042	50,220,358
SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	133,068,703	159,884,457
Interest Rate	43,035,799	52,127,373
Short Futures Contracts:
Equity	70,148,166	78,738,108
Interest Rate	55,811,202	110,408,440
SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	52,778,088	71,656,522
Interest Rate	12,829,454	17,202,224
Short Futures Contracts:
Equity	25,616,478	31,721,956
Interest Rate	23,585,544	49,192,609

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Average Notional Balance	Ending Notional Balance
SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	$106,795,213	$126,991,023
Interest Rate	28,117,564	28,131,643
Short Futures Contracts:
Equity	49,133,370	55,117,500
Interest Rate	48,950,778	85,330,791
SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	23,852,344	33,122,544
Interest Rate	5,375,280	6,682,082
Short Futures Contracts:
Equity	11,200,931	14,282,541
Interest Rate	10,433,742	21,767,194
SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	23,079,224	33,107,698
Interest Rate	5,370,948	7,102,083
Short Futures Contracts:
Equity	10,917,791	14,148,823
Interest Rate	9,983,579	22,593,524

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2012, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$70,770
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,079,066

Total		$1,149,836

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(83,668)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(316,304)

Total		$(399,972)

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$62,546
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	878,507

Total		$941,053

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(60,587)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(226,367)

Total		$(286,954)

SmartRetirement 2015 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$142,586
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,842,798

Total		$1,985,384

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(125,900)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(402,011)

Total		$(527,911)

SmartRetirement 2020 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$271,063
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,297,290

Total		$4,568,353

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(251,452)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(322,873)

Total		$(574,325)

SmartRetirement 2025 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$238,628
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,370,688

Total		$3,609,316

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(201,847)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(435,970)

Total		$(637,817)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

SmartRetirement 2030 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$556,023
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,930,055

Total		$7,486,078

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(422,008)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,124,802)

Total		$(1,546,810)

SmartRetirement 2035 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$201,559
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,131,912

Total		$3,333,471

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(174,936)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(449,328)

Total		$(624,264)

SmartRetirement 2040 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$340,953
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	5,537,062

Total		$5,878,015

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(303,081)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(782,739)

Total		$(1,085,820)

SmartRetirement 2045 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$86,168
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,430,811

Total		$1,516,979

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(79,292)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(181,594)

Total		$(260,886)

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

SmartRetirement 2050 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$86,592
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,379,809

Total		$1,466,401

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(75,026)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(196,522)

Total		$(271,548)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the period ended June 30, 2012, by primary underlying risk exposure:

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(100,770)
Equity contracts	(2,376,210)

Total	$(2,476,980)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,902
Equity contracts	765,542

Total	$767,444

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$2,536
Equity contracts	(1,489,176)

Total	$(1,486,640)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$16,976
Equity contracts	519,037

Total	$536,013

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$690,946
Equity contracts	(3,019,526)

Total	$(2,328,580)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(45,546)
Equity contracts	1,179,641

Total	$1,134,095

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$984,847
Equity contracts	(5,177,841)

Total	$(4,192,994)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$(22,334)
Equity contracts	2,992,178

Total	$2,969,844

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$693,874
Equity contracts	(3,303,378)

Total	$(2,609,504)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$18,096
Equity contracts	2,365,714

Total	$2,383,810

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$1,791,561
Equity contracts	(7,633,655)

Total	$(5,842,094)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$180,016
Equity contracts	4,087,480

Total	$4,267,496

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$345,850
Equity contracts	(1,641,599)

Total	$(1,295,749)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$35,152
Equity contracts	2,244,336

Total	$2,279,488

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$946,066
Equity contracts	(3,551,214)

Total	$(2,605,148)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$102,359
Equity contracts	3,531,706

Total	$3,634,065

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$117,271
Equity contracts	(809,030)

Total	$(691,759)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$16,212
Equity contracts	1,039,999

Total	$1,056,211

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$161,799
Equity contracts	(916,013)

Total	$(754,214)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract:	Futures Contracts
Interest rate contracts	$13,516
Equity contracts	950,067

Total	$963,583

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

The Funds’ derivatives contracts held at June 30, 2012 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the Advisor or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized gains by investment company affiliates:

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement Income Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,355,847	$2,617,871	$—	$28,849	$239,022	364,993	$5,865,434
JPMorgan Core Bond Fund, Class R6 Shares	90,465,436	54,307,269	14,800,000	609,514	3,794,978	11,171,054	134,052,652
JPMorgan Disciplined Equity Fund, Class R6 Shares	24,710,777	18,042,576	—	—	542,575	2,564,286	44,823,724
JPMorgan Emerging Economies Fund, Class R5 Shares	4,139,164	3,243,553	2,600,000	(416,344)	73,552	328,299	4,067,625
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,605,663	8,892,975	2,720,000	(129,133)	1,327,975	2,788,659	23,480,509
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,581,980	2,262,269	4,540,000	(52,704)	12,269	246,315	5,283,462
JPMorgan Global Natural Resources Fund, Class R5 Shares	3,230,634	6,406,536	9,856,536	—	56,536	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	11,056,536	1,300,000	(569,848)	—	690,972	7,358,856
JPMorgan Growth Advantage Fund, Class R5 Shares	4,498,270	2,450,000	—	—	—	755,645	7,322,205
JPMorgan High Yield Fund, Class R6 Shares	26,169,603	32,007,686	3,400,000	671,937	3,136,886	6,872,691	54,088,080
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	19,891,975	10,862,876	—	105,857	627,017	2,910,853	31,058,799
JPMorgan International Equity Fund, Class R6 Shares	8,089,964	7,446,915	1,200,000	(110,984)	246,915	1,053,824	13,225,489
JPMorgan International Opportunities Fund, Class R6 Shares	8,492,265	6,012,630	—	—	312,631	1,110,509	13,337,209
JPMorgan International Realty Fund, Class R5 Shares	2,495,837	2,590,294	—	—	140,296	550,442	4,865,909
JPMorgan Intrepid America Fund, Class R5 Shares	6,240,018	1,631,683	—	—	81,683	328,961	8,171,402
JPMorgan Intrepid International Fund, Institutional Class Shares	4,471,523	5,341,092	1,500,000	(212,884)	91,092	497,192	7,462,859
JPMorgan Prime Money Market Fund, Institutional Class Shares	21,785,684	165,425,400	140,964,990	—	45,222	46,246,094	46,246,094
JPMorgan Real Return Fund, Institutional Class Shares	10,020,632	4,685,687	—	—	285,687	1,456,868	15,705,035
JPMorgan Realty Income Fund, Class R5 Shares	1,686,894	4,602,546	—	—	112,546	605,630	6,988,975
JPMorgan Small Cap Equity Fund, Class R5	4,034,606	1,795,542	—	253,135	42,407	152,300	6,011,277
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,480,668	2,053,173	—	53,172	—	376,986	4,467,280
JPMorgan Small Cap Value Fund, Class R6 Shares	1,920,625	1,640,676	—	—	40,676	190,347	3,728,892

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement Income Fund (continued)
JPMorgan U.S. Equity Fund, Class R6 Shares	$9,952,505	$4,331,468	$—	$68,178	$163,290	1,368,194	$14,721,765
JPMorgan Value Advantage Fund, Institutional Class Shares	4,286,365	2,383,935	—	—	83,936	360,526	7,206,911

Total	$288,606,935			$298,745	$11,457,191		$469,540,443

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2010 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$4,248,234	$1,314,081	$—	$25,210	$208,871	289,628	$4,654,325
JPMorgan Core Bond Fund, Class R6 Shares	92,751,418	25,388,302	14,600,000	488,625	3,319,181	8,937,357	107,248,281
JPMorgan Disciplined Equity Fund, Class R6 Shares	23,593,816	9,962,630	—	—	462,629	2,009,796	35,131,227
JPMorgan Emerging Economies Fund, Class R5 Shares	5,141,518	1,167,731	2,200,000	(424,982)	67,731	267,365	3,312,647
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	16,102,498	4,714,750	2,530,000	(89,856)	1,154,751	2,238,500	18,848,174
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,318,191	609,469	3,800,000	44,802	9,469	190,354	4,083,090
JPMorgan Global Natural Resources Fund, Class R5 Shares	2,484,829	5,499,582	8,199,582	—	54,582	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	8,899,581	1,000,000	(472,113)	—	547,984	5,836,029
JPMorgan Growth Advantage Fund, Class R5 Shares	4,573,586	700,000	—	—	—	570,380	5,526,978
JPMorgan High Yield Fund, Class R6 Shares	26,650,880	20,421,998	3,030,000	561,027	2,717,884	5,498,387	43,272,302
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	19,365,804	7,185,335	1,600,000	122,937	541,540	2,364,544	25,229,685
JPMorgan International Equity Fund, Class R6 Shares	8,360,571	5,112,947	1,670,000	(86,051)	212,949	858,917	10,779,414
JPMorgan International Opportunities Fund, Class R6 Shares	8,173,600	3,634,393	—	—	274,392	881,693	10,589,130
JPMorgan International Realty Fund, Class R5 Shares	2,626,360	1,434,304	—	—	134,304	448,763	3,967,068
JPMorgan Intrepid America Fund, Class R5 Shares	6,288,288	63,953	—	—	63,953	257,556	6,397,696
JPMorgan Intrepid International Fund, Institutional Class Shares	4,460,062	1,681,108	—	—	81,107	355,205	5,331,623
JPMorgan Prime Money Market Fund, Institutional Class Shares	28,378,837	109,403,012	102,896,212	—	37,271	34,885,637	34,885,637
JPMorgan Real Return Fund, Institutional Class Shares	9,605,023	2,342,523	—	—	242,524	1,191,436	12,843,680
JPMorgan Realty Income Fund, Class R5 Shares	1,604,950	3,591,453	—	—	91,454	483,375	5,578,141
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,680,984	1,246,827	—	211,410	35,417	127,196	5,020,410
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,970,975	1,053,503	—	53,503	—	250,563	2,969,177

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2010 Fund (continued)
JPMorgan Small Cap Value Fund, Class R6 Shares	$2,730,144	$31,612	$—	$—	$31,612	139,398	$2,730,803
JPMorgan U.S. Equity Fund, Class R6 Shares	9,519,612	3,196,269	—	56,520	139,751	1,205,523	12,971,428
JPMorgan Value Advantage Fund, Institutional Class Shares	4,509,407	783,006	—	—	83,006	282,338	5,643,929

Total	$295,139,587			$491,032	$9,964,378		$372,850,874

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2015 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$2,100,666	$2,622,108	$—	$19,642	$202,466	249,679	$4,012,337
JPMorgan Core Bond Fund, Class R6 Shares	158,612,141	120,895,723	49,000,000	768,982	6,574,012	19,800,627	237,607,521
JPMorgan Disciplined Equity Fund, Class R6 Shares	48,006,146	34,008,020	2,000,000	6,396	1,008,020	4,772,129	83,416,818
JPMorgan Emerging Economies Fund, Class R5 Shares	14,724,102	9,659,317	6,150,000	(1,139,142)	259,318	1,277,924	15,833,481
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	24,928,804	16,462,203	5,900,000	(219,715)	2,062,202	4,333,734	36,490,037
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,752,416	11,011,495	7,500,000	(902,532)	41,494	910,554	19,531,381
JPMorgan Global Natural Resources Fund, Class R5 Shares	4,003,335	8,146,072	12,058,948	(437,124)	46,072	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	12,158,948	4,200,000	(1,704,014)	—	550,104	5,858,610
JPMorgan Growth Advantage Fund, Class R5 Shares	12,788,461	3,300,000	—	—	—	1,746,009	16,918,825
JPMorgan High Yield Fund, Class R6 Shares	37,895,777	51,476,965	6,800,000	806,638	4,695,625	10,370,345	81,614,615
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	13,627,202	14,580,411	2,000,000	70,702	509,670	2,481,183	26,474,221
JPMorgan International Equity Fund, Class R6 Shares	21,965,457	20,830,968	8,300,000	(1,097,970)	610,968	2,494,364	31,304,273
JPMorgan International Opportunities Fund, Class R6 Shares	22,124,288	14,462,073	—	—	832,074	2,757,890	33,122,259
JPMorgan International Realty Fund, Class R5 Shares	6,942,956	5,639,497	—	—	339,498	1,350,799	11,941,065
JPMorgan Intrepid America Fund, Class R5 Shares	19,871,264	6,876,603	—	—	276,603	1,113,963	27,670,846
JPMorgan Intrepid International Fund, Institutional Class Shares	11,172,968	7,808,728	1,500,000	(352,041)	208,728	1,033,641	15,514,947
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,100,220	267,545,949	257,326,433	—	18,632	19,319,736	19,319,736
JPMorgan Real Return Fund, Institutional Class Shares	6,126,473	7,528,999	1,500,000	35,714	228,998	1,197,744	12,911,675

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2015 Fund (continued)
JPMorgan Realty Income Fund, Class R5 Shares	$7,097,963	$9,222,427	$—	$—	$322,426	1,570,689	$18,125,753
JPMorgan Small Cap Equity Fund, Class R5 Shares	8,773,108	6,250,687	—	514,495	86,192	383,006	15,117,231
JPMorgan Small Cap Growth Fund, Class R6 Shares	5,369,770	5,032,071	—	132,071	—	852,567	10,102,924
JPMorgan Small Cap Value Fund, Class R6 Shares	6,818,909	1,090,005	—	—	90,006	407,427	7,981,490
JPMorgan U.S. Equity Fund, Class R6 Shares	31,183,930	17,203,779	3,000,000	(34,735)	494,575	4,296,984	46,235,550
JPMorgan Value Advantage Fund, Institutional Class Shares	12,547,229	3,244,539	—	—	244,538	831,771	16,627,102

Total	$504,533,585			$(3,532,633)	$19,152,117		$793,732,697

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2020 Fund
Highbridge Dynamic Commodities Strategy Fund, Class R5 Shares	$—	$1,259,669	$—	$2,759	$56,910	70,181	$1,127,808
JPMorgan Core Bond Fund, Class R6 Shares	279,594,831	193,433,198	76,000,000	1,577,654	11,482,660	34,126,094	409,513,123
JPMorgan Disciplined Equity Fund, Class R6 Shares	114,955,435	61,548,436	3,000,000	30,749	2,298,437	10,372,940	181,318,984
JPMorgan Emerging Economies Fund, Class R5 Shares	37,542,960	23,442,760	9,000,000	(1,731,065)	642,759	3,692,871	45,754,674
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	45,845,114	28,884,896	11,900,000	(187,812)	3,684,897	7,683,362	64,693,905
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	47,777,185	29,113,809	13,250,000	(1,415,827)	113,809	2,680,534	57,497,458
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	2,400,000	—	—	—	197,044	2,098,522
JPMorgan Growth Advantage Fund, Class R5 Shares	35,533,602	14,100,000	2,270,000	(227,629)	—	5,051,033	48,944,511
JPMorgan High Yield Fund, Class R6 Shares	71,503,953	93,012,076	11,600,000	1,693,755	8,796,871	19,186,665	150,999,051
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	9,511,829	—	—	111,828	899,424	9,596,851
JPMorgan International Equity Fund, Class R6 Shares	54,204,264	35,016,425	3,000,000	(418,658)	1,516,425	6,328,847	79,427,027
JPMorgan International Opportunities Fund, Class R6 Shares	51,923,325	38,514,301	—	—	2,014,301	6,870,285	82,512,128
JPMorgan International Realty Fund, Class R5 Shares	10,370,252	16,657,956	—	—	657,954	2,924,931	25,856,394
JPMorgan Intrepid America Fund, Class R5 Shares	49,716,517	19,149,528	—	—	649,528	2,828,691	70,264,678
JPMorgan Intrepid International Fund, Institutional Class Shares	24,770,971	25,137,800	5,000,000	(713,816)	487,801	2,676,873	40,179,869
JPMorgan Prime Money Market Fund, Institutional Class Shares	19,241,656	446,618,098	422,325,675	—	36,456	43,534,079	43,534,079

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2020 Fund (continued)
JPMorgan Real Return Fund, Institutional Class Shares	$—	$5,160,477	$—	$—	$60,476	487,915	$5,259,723
JPMorgan Realty Income Fund, Class R5 Shares	18,337,371	22,599,606	—	—	799,607	3,946,319	45,540,523
JPMorgan Small Cap Equity Fund, Class R5 Shares	18,113,295	9,623,676	—	1,048,093	175,583	722,189	28,504,783
JPMorgan Small Cap Growth Fund, Class R6 Shares	16,902,238	6,085,855	—	285,855	—	1,792,894	21,245,796
JPMorgan Small Cap Value Fund, Class R6 Shares	13,131,435	6,233,418	—	—	233,418	1,029,304	20,164,060
JPMorgan U.S. Equity Fund, Class R6 Shares	74,952,874	32,776,027	—	485,134	1,190,894	10,230,282	110,077,835
JPMorgan Value Advantage Fund, Institutional Class Shares	34,668,006	16,544,425	4,370,000	(335,354)	694,426	2,454,569	49,066,828

Total	$1,019,085,284			$93,838	$35,705,040		$1,593,178,610

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$69,608,051	$100,781,525	$29,000,000	$530,134	$3,429,214	12,079,358	$144,952,292
JPMorgan Disciplined Equity Fund, Class R6 Shares	47,727,792	64,968,327	3,500,000	(54,372)	1,268,325	6,496,832	113,564,632
JPMorgan Emerging Economies Fund, Class R5 Shares	19,054,216	19,418,415	6,650,000	(1,323,600)	388,416	2,273,399	28,167,412
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	17,567,125	20,578,978	6,825,000	(94,759)	1,768,976	3,831,336	32,259,851
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	23,296,590	29,963,949	13,500,000	(1,421,324)	63,949	1,702,789	36,524,815
JPMorgan Growth Advantage Fund, Class R5 Shares	16,415,302	15,180,000	—	—	—	3,405,436	32,998,678
JPMorgan High Yield Fund, Class R6 Shares	28,895,465	59,407,874	7,500,000	700,572	4,365,656	10,180,671	80,121,881
JPMorgan International Equity Fund, Class R6 Shares	24,465,134	32,015,822	2,700,000	(353,388)	925,822	3,971,327	49,840,157
JPMorgan International Opportunities Fund, Class R6 Shares	24,676,431	31,283,356	2,000,000	(555,804)	1,123,356	4,156,841	49,923,659
JPMorgan International Realty Fund, Class R5 Shares	5,946,200	9,409,239	—	—	359,238	1,688,550	14,926,782
JPMorgan Intrepid America Fund, Class R5 Shares	22,584,564	18,294,316	—	—	344,316	1,703,985	42,326,999
JPMorgan Intrepid International Fund, Institutional Class Shares	12,009,803	15,814,444	—	—	264,444	1,685,368	25,297,371
JPMorgan Prime Money Market Fund, Institutional Class Shares	11,208,471	337,880,991	324,888,988	—	18,828	24,200,474	24,200,474
JPMorgan Realty Income Fund, Class R5 Shares	7,546,270	17,754,896	—	—	454,897	2,420,480	27,932,341
JPMorgan Small Cap Equity Fund, Class R5 Shares	9,620,181	9,793,191	—	636,552	106,639	500,237	19,744,347

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2025 Fund (continued)
JPMorgan Small Cap Growth Fund, Class R6 Shares	$5,508,376	$8,570,263	$—	$170,263	$—	1,181,289	$13,998,276
JPMorgan Small Cap Value Fund, Class R6 Shares	6,894,209	4,219,928	—	—	119,927	579,792	11,358,134
JPMorgan U.S. Equity Fund, Class R6 Shares	31,741,710	34,734,092	—	256,379	677,714	6,322,138	68,026,205
JPMorgan Value Advantage Fund, Institutional Class Shares	16,064,348	13,450,209	—	—	370,210	1,563,795	31,260,260

Total	$400,830,238			$(1,509,347)	$16,049,927		$847,424,566

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$87,381,794	$92,585,244	$51,500,000	$1,510,614	$2,963,100	11,005,761	$132,069,128
JPMorgan Disciplined Equity Fund, Class R6 Shares	118,173,704	83,843,908	4,500,000	(591,778)	2,443,909	11,732,598	205,085,811
JPMorgan Emerging Economies Fund, Class R5 Shares	48,987,258	29,842,233	20,000,000	(3,505,457)	792,234	4,042,172	50,082,515
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	40,222,046	27,483,923	19,900,000	(47,097)	3,133,923	5,858,469	49,328,309
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	58,441,490	38,529,202	25,000,000	(2,221,595)	129,201	3,003,334	64,421,509
JPMorgan Growth Advantage Fund, Class R5 Shares	40,439,280	16,570,001	—	—	—	6,074,518	58,862,082
JPMorgan High Yield Fund, Class R6 Shares	67,806,905	84,735,744	19,600,000	904,986	7,955,189	16,636,735	130,931,105
JPMorgan International Equity Fund, Class R6 Shares	59,746,907	41,252,413	—	—	1,752,414	7,311,147	91,754,900
JPMorgan International Opportunities Fund, Class R6 Shares	63,215,374	45,077,810	6,300,000	(1,543,789)	2,277,809	7,710,489	92,602,967
JPMorgan International Realty Fund, Class R5 Shares	10,397,038	16,752,885	—	—	752,885	2,895,801	25,598,882
JPMorgan Intrepid America Fund, Class R5 Shares	54,916,467	24,576,903	—	—	676,903	3,257,406	80,913,970
JPMorgan Intrepid International Fund, Institutional Class Shares	31,471,252	22,995,804	—	—	595,804	3,216,234	48,275,674
JPMorgan Prime Money Market Fund, Institutional Class Shares	23,411,465	429,645,491	411,612,848	—	32,434	41,444,108	41,444,108
JPMorgan Realty Income Fund, Class R5 Shares	20,957,098	25,040,884	—	—	840,884	4,390,292	50,663,969
JPMorgan Small Cap Equity Fund, Class R5 Shares	24,145,792	11,570,060	—	1,259,123	210,936	912,625	36,021,300
JPMorgan Small Cap Growth Fund, Class R6 Shares	15,290,295	11,560,575	4,000,000	24,141	—	1,836,192	21,758,879
JPMorgan Small Cap Value Fund, Class R6 Shares	17,322,978	5,035,848	—	—	235,848	1,142,908	22,389,569
JPMorgan U.S. Equity Fund, Class R6 Shares	82,069,590	40,044,210	1,500,000	479,278	1,309,795	11,338,718	122,004,604

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2030 Fund (continued)
JPMorgan Value Advantage Fund, Institutional Class Shares	$39,482,413	$17,250,299	$—	$—	$750,299	2,982,994	$59,630,043

Total	$903,879,146			$(3,731,574)	$26,853,567		$1,383,839,324

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$7,849,855	$25,072,133	$7,500,000	$206,245	$361,248	2,149,716	$25,796,590
JPMorgan Disciplined Equity Fund, Class R6 Shares	37,003,689	53,370,320	11,000,000	(975,350)	870,320	4,666,957	81,578,409
JPMorgan Emerging Economies Fund, Class R5 Shares	15,310,878	17,552,175	7,650,000	(1,361,733)	302,175	1,784,349	22,108,085
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	10,299,270	12,489,862	6,335,000	(54,491)	999,862	2,014,632	16,963,205
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	17,930,700	20,328,474	8,020,000	(896,951)	48,475	1,297,084	27,822,450
JPMorgan Growth Advantage Fund, Class R5 Shares	13,331,388	12,980,000	—	—	—	2,810,820	27,236,843
JPMorgan High Yield Fund, Class R6 Shares	18,052,121	38,420,878	6,565,000	289,377	2,722,832	6,282,593	49,444,006
JPMorgan International Equity Fund, Class R6 Shares	19,020,825	23,651,856	—	—	731,857	3,151,438	39,550,550
JPMorgan International Opportunities Fund, Class R6 Shares	18,104,698	24,812,034	—	—	832,033	3,301,577	39,651,940
JPMorgan International Realty Fund, Class R5 Shares	4,771,042	7,511,712	—	—	261,711	1,363,887	12,056,764
JPMorgan Intrepid America Fund, Class R5 Shares	18,084,164	17,330,070	—	—	280,068	1,454,957	36,141,123
JPMorgan Intrepid International Fund, Institutional Class Shares	10,706,658	13,986,449	—	—	236,450	1,481,992	22,244,695
JPMorgan Prime Money Market Fund, Institutional Class Shares	4,822,459	222,729,475	211,358,646	—	12,158	16,193,288	16,193,288
JPMorgan Realty Income Fund, Class R5 Shares	5,225,734	14,269,813	—	—	349,818	1,853,060	21,384,306
JPMorgan Small Cap Equity Fund, Class R5 Shares	8,037,085	7,714,845	—	483,797	81,049	406,909	16,060,706
JPMorgan Small Cap Growth Fund, Class R6 Shares	4,324,340	5,922,198	—	122,198	—	837,244	9,921,346
JPMorgan Small Cap Value Fund, Class R6 Shares	5,191,554	3,587,545	—	—	87,545	453,829	8,890,518
JPMorgan U.S. Equity Fund, Class R6 Shares	26,127,438	30,140,208	3,250,000	(242,778)	534,672	5,039,760	54,227,819
JPMorgan Value Advantage Fund, Institutional Class Shares	12,720,229	12,644,200	—	—	299,197	1,339,683	26,780,269

Total	$256,914,127			$(2,429,686)	$9,011,470		$554,052,912

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$21,147,296	$31,536,372	$20,500,000	$479,808	$514,046	2,742,062	$32,904,742
JPMorgan Disciplined Equity Fund, Class R6 Shares	91,187,983	50,975,814	10,500,000	(1,620,219)	1,675,814	7,728,424	135,092,854
JPMorgan Emerging Economies Fund, Class R5 Shares	37,891,029	22,210,306	13,700,000	(2,326,103)	610,307	3,183,199	39,439,841
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	25,805,846	16,632,894	14,600,000	(77,114)	1,932,894	3,403,598	28,658,292
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	45,973,626	22,747,966	13,100,000	(1,367,037)	97,966	2,309,500	49,538,782
JPMorgan Growth Advantage Fund, Class R5 Shares	32,497,324	15,100,000	—	—	—	5,040,634	48,843,747
JPMorgan High Yield Fund, Class R6 Shares	45,534,599	59,482,627	18,000,000	332,621	5,295,412	10,878,207	85,611,489
JPMorgan International Equity Fund, Class R6 Shares	46,079,096	32,002,065	—	—	1,352,065	5,691,678	71,430,562
JPMorgan International Opportunities Fund, Class R6 Shares	49,313,467	30,513,815	—	—	1,663,815	6,005,853	72,130,290
JPMorgan International Realty Fund, Class R5 Shares	10,533,003	10,676,922	—	—	526,921	2,289,043	20,235,138
JPMorgan Intrepid America Fund, Class R5 Shares	45,929,441	22,883,185	6,500,000	(228,435)	583,186	2,556,585	63,505,575
JPMorgan Intrepid International Fund, Institutional Class Shares	25,604,093	19,010,569	—	—	460,568	2,633,575	39,529,954
JPMorgan Prime Money Market Fund, Institutional Class Shares	16,623,377	292,364,942	280,545,656	—	22,911	28,442,663	28,442,663
JPMorgan Realty Income Fund, Class R5 Shares	15,311,170	20,882,932	—	—	682,932	3,456,819	39,891,695
JPMorgan Small Cap Equity Fund, Class R5 Shares	19,902,068	9,208,740	1,000,000	982,191	173,440	718,457	28,357,491
JPMorgan Small Cap Growth Fund, Class R6 Shares	11,219,714	6,431,481	—	231,481	—	1,435,084	17,005,740
JPMorgan Small Cap Value Fund, Class R6 Shares	12,331,217	5,374,021	1,000,000	(266,183)	174,020	856,234	16,773,627
JPMorgan U.S. Equity Fund, Class R6 Shares	66,149,907	36,169,003	—	413,200	1,055,804	9,621,701	103,529,506
JPMorgan Value Advantage Fund, Institutional Class Shares	31,464,881	13,581,793	—	—	591,791	2,357,251	47,121,455

Total	$650,499,137			$(3,445,790)	$17,413,892		$968,043,443

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$3,740,535	$7,337,305	$2,400,000	$88,373	$112,430	734,312	$8,811,746
JPMorgan Disciplined Equity Fund, Class R6 Shares	16,071,901	24,459,305	1,900,000	(216,463)	399,305	2,276,998	39,801,927
JPMorgan Emerging Economies Fund, Class R5 Shares	6,961,206	8,182,911	3,315,000	(581,311)	137,911	849,802	10,529,044

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2045 Fund (continued)
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	$4,469,606	$6,026,324	$3,010,000	$(45,074)	$446,323	912,886	$7,686,498
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	7,776,609	10,361,479	3,740,000	(468,770)	21,479	615,950	13,212,121
JPMorgan Growth Advantage Fund, Class R5 Shares	5,762,598	6,720,000	—	—	—	1,336,109	12,946,899
JPMorgan High Yield Fund, Class R6 Shares	8,002,641	18,446,957.00	3,400,000	92,542	1,223,935	2,900,870	22,829,847
JPMorgan International Equity Fund, Class R6 Shares	8,512,072	12,344,694	—	—	349,695	1,550,552	19,459,426
JPMorgan International Opportunities Fund, Class R6 Shares	8,079,480	12,041,592	—	—	371,592	1,555,412	18,680,501
JPMorgan International Realty Fund, Class R5 Shares	2,200,553	3,293,840	—	—	118,840	613,000	5,418,923
JPMorgan Intrepid America Fund, Class R5 Shares	8,140,701	8,560,462	720,000	(142,443)	125,460	661,163	16,423,281
JPMorgan Intrepid International Fund, Institutional Class Shares	4,934,779	7,275,023	400,000	(67,763)	105,024	715,455	10,738,980
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,381,305	106,121,537	101,277,637	—	5,192	7,225,205	7,225,205
JPMorgan Realty Income Fund, Class R5 Shares	2,286,240	7,233,513	—	—	163,513	903,881	10,430,782
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,587,930	4,147,278	—	241,775	40,504	197,922	7,811,987
JPMorgan Small Cap Growth Fund, Class R6 Shares	2,113,014	1,859,899	—	49,899	—	323,561	3,834,194
JPMorgan Small Cap Value Fund, Class R6 Shares	1,804,724	2,742,651	—	—	42,651	235,745	4,618,236
JPMorgan U.S. Equity Fund, Class R6 Shares	11,636,256	13,769,974	—	92,652	247,321	2,411,455	25,947,251
JPMorgan Value Advantage Fund, Institutional Class Shares	5,483,143	6,556,014	—	—	132,014	637,642	12,746,460

Total	$113,945,293			$(956,583)	$4,043,189		$259,153,308

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,019,745	$7,009,837	$2,800,000	$97,830	$105,352	697,173	$8,366,081
JPMorgan Disciplined Equity Fund, Class R6 Shares	17,090,024	22,683,193	3,050,000	(88,531)	383,193	2,167,556	37,888,874
JPMorgan Emerging Economies Fund, Class R5 Shares	7,161,146	6,761,253	2,765,000	(479,319)	131,252	796,193	9,864,837
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,743,752	4,599,210	2,340,000	(29,622)	419,209	854,216	7,192,499
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,141,899	8,775,328	3,075,000	(350,042)	20,329	591,279	12,682,936
JPMorgan Growth Advantage Fund, Class R5 Shares	6,053,990	5,530,000	—	—	—	1,227,239	11,891,943
JPMorgan High Yield Fund, Class R6 Shares	8,318,525	16,579,560	2,350,000	139,366	1,161,053	2,834,554	22,307,941

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2050 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$8,594,439	$10,503,225	$—	$—	$323,224	1,411,795	$17,718,024
JPMorgan International Opportunities Fund, Class R6 Shares	8,453,256	11,194,245	—	—	369,245	1,513,733	18,179,933
JPMorgan International Realty Fund, Class R5 Shares	2,231,230	2,546,868	—	—	106,868	527,814	4,665,875
JPMorgan Intrepid America Fund, Class R5 Shares	8,485,742	6,540,350	—	—	115,350	620,381	15,410,260
JPMorgan Intrepid International Fund, Institutional Class Shares	4,981,176	6,308,049	—	—	98,049	687,054	10,312,680
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,073,697	94,305,831	89,393,824	—	5,232	6,985,704	6,985,704
JPMorgan Realty Income Fund, Class R5 Shares	2,131,969	7,149,115	—	—	156,115	879,414	10,148,439
JPMorgan Small Cap Equity Fund, Class R5 Shares	4,163,253	3,321,118	—	232,216	38,902	191,804	7,570,511
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,804,679	3,163,909	—	38,910	—	408,529	4,841,072
JPMorgan Small Cap Value Fund, Class R6 Shares	1,796,295	1,783,058	—	—	33,058	185,179	3,627,652
JPMorgan U.S. Equity Fund, Class R6 Shares	12,211,576	11,471,693	—	88,160	233,533	2,241,079	24,114,008
JPMorgan Value Advantage Fund, Institutional Class Shares	5,707,243	5,622,508	—	—	122,509	596,104	11,916,111

Total	$118,163,636			$(351,032)	$3,822,473		$245,685,380

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$—	$78,045	$34,550	$56	$345	3,635	$43,625
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	290,211	24,100	(690)	1,612	15,735	275,044
JPMorgan Emerging Economies Fund, Class R5 Shares	—	78,800	16,250	(667)	—	4,803	59,507
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	57,282	14,300	(78)	1,033	5,212	43,882
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	—	98,950	19,800	(1,141)	—	3,550	76,156
JPMorgan Growth Advantage Fund, Class R5 Shares	—	78,954	5,800	(225)	—	7,698	74,597
JPMorgan High Yield Fund, Class R6 Shares	—	94,066	7,250	(39)	2,116	11,124	87,542
JPMorgan International Equity Fund, Class R6 Shares	—	117,350	6,600	(602)	1,550	8,687	109,024
JPMorgan International Opportunities Fund, Class R6 Shares	—	120,050	12,700	(526)	—	9,062	108,829
JPMorgan International Realty Fund, Class R5 Shares	—	30,600	2,900	(96)	—	3,305	29,218
JPMorgan Intrepid America Fund, Class R5 Shares	—	109,700	6,200	(102)	—	4,309	107,034

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	For the period ended June 30, 2012
	Value at June 30, 2011	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2012	Value at June 30, 2012
SmartRetirement 2055 Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$—	$68,399	$8,000	$(497)	$—	4,007	$60,141
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	949,800	874,434	—	13	75,366	75,366
JPMorgan Realty Income Fund, Class R5 Shares	—	61,817	4,800	86	667	5,233	60,393
JPMorgan Small Cap Equity Fund, Class R5 Shares	—	46,751	2,200	(86)	—	1,159	45,740
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	27,100	4,300	(273)	—	1,919	22,737
JPMorgan Small Cap Value Fund, Class R6 Shares	—	20,805	—	—	105	1,078	21,117
JPMorgan U.S. Equity Fund, Class R6 Shares	—	226,057	45,200	(406)	929	17,163	184,671
JPMorgan Value Advantage Fund, Institutional Class Shares	—	77,251	6,600	(164)	—	3,716	74,280

Total	$—			$(5,450)	$8,370		$1,558,903

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
SmartRetirement Income Fund	$—	$414,672	$(414,672)
SmartRetirement 2010 Fund	—	406,672	(406,672)
SmartRetirement 2015 Fund	—	527,076	(527,076)
SmartRetirement 2020 Fund	—	962,155	(962,155)
SmartRetirement 2025 Fund	—	407,588	(407,588)
SmartRetirement 2030 Fund	—	517,280	(517,280)
SmartRetirement 2035 Fund	—	254,304	(254,304)
SmartRetirement 2040 Fund	—	573,421	(573,421)
SmartRetirement 2045 Fund	—	80,151	(80,151)
SmartRetirement 2050 Fund	—	95,830	(95,830)
SmartRetirement 2055 Fund	(145)	145	—

The reclassifications for the Funds relate primarily to distributions from investments in regulated investment companies (SmartRetirement Income Fund, SmartRetirement 2010 Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund), foreign currency gains or losses (SmartRetirement Income Fund, SmartRetirement 2015 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund and SmartRetirement 2045 Fund), foreign futures contracts (SmartRetirement 2010 Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund) and non-deductible 12b-1 fees (SmartRetirement 2055 Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co. serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2012, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$12,730	$21
SmartRetirement 2010 Fund	8,406	561
SmartRetirement 2015 Fund	17,991	536
SmartRetirement 2020 Fund	24,795	1,912

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Front-End Sales Charge	CDSC
SmartRetirement 2025 Fund	$24,181	$737
SmartRetirement 2030 Fund	23,433	447
SmartRetirement 2035 Fund	21,644	590
SmartRetirement 2040 Fund	23,946	702
SmartRetirement 2045 Fund	13,921	93
SmartRetirement 2050 Fund	9,207	212
SmartRetirement 2055 Fund	21	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2055 Fund	0.29	0.94	0.54	0.04	0.19

The expense limitation agreements were in effect for the period ended June 30, 2012. The expense limitation percentages in the table above are in place until at least January 31, 2013 for SmartRetirement 2055 fund and are in place until at least October 31, 2012 for the remaining JPMorgan SmartRetirement Funds.

For the period ended June 30, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$534,762	$213,193
SmartRetirement 2010 Fund	474,263	218,002
SmartRetirement 2015 Fund	942,522	279,735
SmartRetirement 2020 Fund	1,794,224	657,819
SmartRetirement 2025 Fund	1,010,705	297,512
SmartRetirement 2030 Fund	1,560,513	621,068
SmartRetirement 2035 Fund	642,928	270,749
SmartRetirement 2040 Fund	1,097,423	769,756
SmartRetirement 2045 Fund	293,967	209,364
SmartRetirement 2050 Fund	254,210	243,361
SmartRetirement 2055 Fund	591	7,411

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended June 30, 2012, certain Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the period ended June 30, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended June 30, 2012, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartRetirement Income Fund	$186,809,252	$32,060,000	$2,880,457	$2,075,851
SmartRetirement 2010 Fund	101,835,774	30,430,000	2,386,606	2,035,835
SmartRetirement 2015 Fund	379,252,690	99,650,000	5,008,861	3,466,421
SmartRetirement 2020 Fund	690,206,167	139,390,000	9,412,062	10,729,796
SmartRetirement 2025 Fund	505,638,824	71,675,000	6,922,714	4,211,727
SmartRetirement 2030 Fund	634,747,946	152,300,000	15,541,805	12,195,000
SmartRetirement 2035 Fund	341,784,772	50,320,000	6,156,382	2,656,089
SmartRetirement 2040 Fund	425,420,505	98,900,000	12,307,042	8,788,603
SmartRetirement 2045 Fund	161,359,221	18,885,000	2,761,840	1,070,439
SmartRetirement 2050 Fund	141,542,519	16,380,000	2,597,377	1,305,535
SmartRetirement 2055 Fund	1,682,188	221,550	—	—

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2012 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$446,839,734	$30,977,165	$4,468,008	$26,509,157
SmartRetirement 2010 Fund	352,159,781	27,516,441	3,875,071	23,641,370
SmartRetirement 2015 Fund	756,683,290	49,897,473	6,348,316	43,549,157
SmartRetirement 2020 Fund	1,509,752,234	106,336,106	10,834,412	95,501,694
SmartRetirement 2025 Fund	820,797,574	42,491,223	6,485,294	36,005,929
SmartRetirement 2030 Fund	1,320,969,667	96,893,778	12,950,711	83,943,067
SmartRetirement 2035 Fund	541,003,375	28,061,462	6,694,276	21,367,186
SmartRetirement 2040 Fund	925,096,114	71,883,998	12,804,085	59,079,913
SmartRetirement 2045 Fund	254,791,450	11,181,012	3,005,629	8,175,383
SmartRetirement 2050 Fund	240,778,970	11,227,160	2,710,342	8,516,818
SmartRetirement 2055 Fund	1,536,934	28,561	6,592	21,969

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal period ended June 30, 2012 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$10,622,274	$—	$10,622,274
SmartRetirement 2010 Fund	9,100,466	—	9,100,466
SmartRetirement 2015 Fund	17,347,188	—	17,347,188
SmartRetirement 2020 Fund	31,624,468	—	31,624,468
SmartRetirement 2025 Fund	13,719,151	1,847,955	15,567,106
SmartRetirement 2030 Fund	22,807,900	—	22,807,900
SmartRetirement 2035 Fund	7,451,712	1,245,482	8,697,194
SmartRetirement 2040 Fund	14,244,889	—	14,244,889
SmartRetirement 2045 Fund	3,282,166	458,485	3,740,651
SmartRetirement 2050 Fund	3,137,415	604,102	3,741,517
SmartRetirement 2055 Fund	5,270	—	5,270

The tax character of distributions paid during the fiscal year ended June 30, 2011 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
SmartRetirement Income Fund	$7,555,400	$—	$7,555,400
SmartRetirement 2010 Fund	7,214,204	—	7,214,204
SmartRetirement 2015 Fund	10,942,501	—	10,942,501
SmartRetirement 2020 Fund	20,569,984	—	20,569,984
SmartRetirement 2025 Fund	5,927,095	1,091,610	7,018,705
SmartRetirement 2030 Fund	14,297,701	—	14,297,701
SmartRetirement 2035 Fund	2,893,875	772,983	3,666,858
SmartRetirement 2040 Fund	9,457,335	—	9,457,335
SmartRetirement 2045 Fund	1,401,696	443,961	1,845,657
SmartRetirement 2050 Fund	1,819,737	478,330	2,298,067

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2012 (continued)

At June 30, 2012, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$856,480	$(12,208,487)	$27,174,534
SmartRetirement 2010 Fund	777,248	(15,801,025)	24,201,882
SmartRetirement 2015 Fund	1,552,889	(18,863,169)	44,728,142
SmartRetirement 2020 Fund	3,084,021	(32,863,839)	97,805,730
SmartRetirement 2025 Fund	1,770,403	835,371	38,030,579
SmartRetirement 2030 Fund	3,208,410	(31,246,983)	88,062,187
SmartRetirement 2035 Fund	1,279,900	1,035,829	23,106,078
SmartRetirement 2040 Fund	2,463,322	(20,789,167)	62,000,294
SmartRetirement 2045 Fund	622,794	467,014	8,965,261
SmartRetirement 2050 Fund	578,424	454,861	9,273,700
SmartRetirement 2055 Fund	3,034	—	21,969

For the Funds, the cumulative timing differences primarily consist of distributions payable, post-October loss deferrals (SmartRetirement Income Fund, SmartRetirement 2010 Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund), wash sale loss deferrals and mark to market of futures contracts (SmartRetirement 2035 Fund, SmartRetirement 2045 Fund and SmartRetirement 2050 Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2012, the following Funds had post-enactment net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
SmartRetirement 2030 Fund	$664,783	$—
SmartRetirement 2040 Fund	6,455,974	4,823,414

At June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2017	2018	Total
SmartRetirement Income Fund	$1,793,770	$10,414,717	$12,208,487
SmartRetirement 2010 Fund	2,657,415	13,143,610	15,801,025
SmartRetirement 2015 Fund	1,500,636	17,362,533	18,863,169
SmartRetirement 2020 Fund	—	32,863,839	32,863,839
SmartRetirement 2030 Fund	366,509	30,215,691	30,582,200
SmartRetirement 2040 Fund	—	9,509,779	9,509,779

During the period ended June 30, 2012, the following Funds utilized capital loss carryforwards as follows:

SmartRetirement Income Fund	$136,611
SmartRetirement 2010 Fund	464,418
SmartRetirement 2015 Fund	1,010,945
SmartRetirement 2020 Fund	2,580,490

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended June 30, 2012, the following Funds deferred to July 1, 2012 post-October capital losses of:

	Capital Losses
	Long-Term	Short-Term
SmartRetirement Income Fund	$—	$1,369,614
SmartRetirement 2010 Fund	—	1,061,559
SmartRetirement 2015 Fund	—	3,134,491
SmartRetirement 2020 Fund	—	3,043,534
SmartRetirement 2025 Fund	—	1,374,136
SmartRetirement 2030 Fund	—	4,058,688
SmartRetirement 2035 Fund	—	990,953

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Capital Losses
	Long-Term	Short-Term
SmartRetirement 2040 Fund	$—	$2,144,959
SmartRetirement 2045 Fund	—	455,396
SmartRetirement 2050 Fund	—	511,110

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2012, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	79%
JPMorgan Emerging Economies Fund	59
JPMorgan Emerging Markets Debt Fund	43
JPMorgan Emerging Markets Equity Fund	13
JPMorgan Global Natural Resources Fund	35
JPMorgan Growth Advantage Fund	20
JPMorgan International Equity Fund	45
JPMorgan International Opportunities Fund	59
JPMorgan International Realty Fund	80
JPMorgan Intrepid America Fund	20
JPMorgan Intrepid International Fund	74
JPMorgan Real Return Fund	27
JPMorgan Realty Income Fund	32
JPMorgan Small Cap Growth Fund	13
JPMorgan Small Cap Value Fund	17
JPMorgan Value Advantage Fund	24

Additionally, the Advisor owns a significant portion of the outstanding shares of the SmartRetirement 2055 Fund. Significant shareholder transactions, if any, may impact the Fund’s performance.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund and JPMorgan SmartRetirement 2050 Fund (each a separate fund of JPMorgan Trust I) at June 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan SmartRetirement 2055 Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2012 and the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2012 (commencement of operations) through June 30, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2012 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 24, 2012

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	119

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.
**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2012, and continued to hold your shares at the end of the reporting period, June 30, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual*	$1,000.00	$1,046.70	$1.37	0.27%
Hypothetical*	1,000.00	1,023.52	1.36	0.27
Class C
Actual*	1,000.00	1,043.70	4.67	0.92
Hypothetical*	1,000.00	1,020.29	4.62	0.92
Class R2
Actual*	1,000.00	1,045.20	2.64	0.52
Hypothetical*	1,000.00	1,022.28	2.61	0.52
Institutional Class
Actual*	1,000.00	1,048.50	0.10	0.02
Hypothetical*	1,000.00	1,024.76	0.10	0.02
Select Class
Actual*	1,000.00	1,047.80	0.87	0.17
Hypothetical*	1,000.00	1,024.02	0.86	0.17

SmartRetirement 2010 Fund
Class A
Actual*	1,000.00	1,048.70	1.43	0.28
Hypothetical*	1,000.00	1,023.47	1.41	0.28
Class C
Actual*	1,000.00	1,045.00	4.73	0.93
Hypothetical*	1,000.00	1,020.24	4.67	0.93
Class R2
Actual*	1,000.00	1,046.40	2.70	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement 2010 Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,049.10	$0.15	0.03%
Hypothetical*	1,000.00	1,024.71	0.15	0.03
Select Class
Actual*	1,000.00	1,049.10	0.92	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18

SmartRetirement 2015 Fund
Class A
Actual*	1,000.00	1,059.80	1.43	0.28
Hypothetical*	1,000.00	1,023.47	1.41	0.28
Class C
Actual*	1,000.00	1,055.60	4.75	0.93
Hypothetical*	1,000.00	1,020.24	4.67	0.93
Class R2
Actual*	1,000.00	1,058.90	2.71	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53
Institutional Class
Actual*	1,000.00	1,060.90	0.15	0.03
Hypothetical*	1,000.00	1,024.71	0.15	0.03
Select Class
Actual*	1,000.00	1,060.20	0.92	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18

SmartRetirement 2020 Fund
Class A
Actual*	1,000.00	1,067.90	1.44	0.28
Hypothetical*	1,000.00	1,023.47	1.41	0.28
Class C
Actual*	1,000.00	1,064.90	4.77	0.93
Hypothetical*	1,000.00	1,020.24	4.67	0.93
Class R2
Actual*	1,000.00	1,067.00	2.72	0.53
Hypothetical*	1,000.00	1,022.23	2.66	0.53
Institutional Class
Actual*	1,000.00	1,069.60	0.15	0.03
Hypothetical*	1,000.00	1,024.71	0.15	0.03
Select Class
Actual*	1,000.00	1,068.90	0.93	0.18
Hypothetical*	1,000.00	1,023.97	0.91	0.18

SmartRetirement 2025 Fund
Class A
Actual*	1,000.00	1,075.00	1.50	0.29
Hypothetical*	1,000.00	1,023.42	1.46	0.29
Class C
Actual*	1,000.00	1,071.10	4.84	0.94
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual*	1,000.00	1,073.40	2.78	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,076.10	0.21	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual*	1,000.00	1,074.60	0.98	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual*	$1,000.00	$1,078.00	$1.50	0.29%
Hypothetical*	1,000.00	1,023.42	1.46	0.29
Class C
Actual*	1,000.00	1,075.20	4.85	0.94
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual*	1,000.00	1,077.90	2.79	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,080.40	0.21	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual*	1,000.00	1,079.10	0.98	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

SmartRetirement 2035 Fund
Class A
Actual*	1,000.00	1,081.80	1.50	0.29
Hypothetical*	1,000.00	1,023.42	1.46	0.29
Class C
Actual*	1,000.00	1,078.30	4.86	0.94
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual*	1,000.00	1,080.20	2.79	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,083.50	0.21	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual*	1,000.00	1,083.60	0.98	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

SmartRetirement 2040 Fund
Class A
Actual*	1,000.00	1,082.00	1.50	0.29
Hypothetical*	1,000.00	1,023.42	1.46	0.29
Class C
Actual*	1,000.00	1,079.40	4.86	0.94
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual*	1,000.00	1,080.50	2.79	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,083.60	0.21	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual*	1,000.00	1,083.10	0.98	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

SmartRetirement 2045 Fund
Class A
Actual*	1,000.00	1,082.90	1.50	0.29
Hypothetical*	1,000.00	1,023.42	1.46	0.29

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

	Beginning Account Value, January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period	Annualized Expense Ratio
SmartRetirement 2045 Fund (continued)
Class C
Actual*	$1,000.00	$1,079.10	$4.86	0.94%
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual*	1,000.00	1,081.30	2.79	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,083.90	0.21	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual*	1,000.00	1,083.10	0.98	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

SmartRetirement 2050 Fund
Class A
Actual*	1,000.00	1,082.80	1.50	0.29
Hypothetical*	1,000.00	1,023.42	1.46	0.29
Class C
Actual*	1,000.00	1,079.10	4.86	0.94
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual*	1,000.00	1,082.00	2.80	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual*	1,000.00	1,084.50	0.21	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual*	1,000.00	1,083.10	0.98	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

SmartRetirement 2055 Fund
Class A
Actual**	1,000.00	1,020.30	1.22	0.29
Hypothetical*	1,000.00	1,023.42	1.46	0.29
Class C
Actual**	1,000.00	1,017.90	3.94	0.94
Hypothetical*	1,000.00	1,020.19	4.72	0.94
Class R2
Actual**	1,000.00	1,019.10	2.26	0.54
Hypothetical*	1,000.00	1,022.18	2.72	0.54
Institutional Class
Actual**	1,000.00	1,021.00	0.17	0.04
Hypothetical*	1,000.00	1,024.66	0.20	0.04
Select Class
Actual**	1,000.00	1,021.00	0.80	0.19
Hypothetical*	1,000.00	1,023.92	0.96	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/366 (to reflect the actual period). The Fund commenced operations on January 31, 2012.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT — SMARTRETIREMENT 2055 FUND

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2011 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan SmartRetirement 2055 Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. The Trustees received from the Advisor information concerning the experience and performance of the portfolio management team primarily responsible for managing the Fund and managing other accounts with similar strategies. In addition, the Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds in which the Fund will invest (“Underlying Funds”), considered and reviewed performance and other information of the Underlying Funds received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Underlying Funds’ performance against the Underlying Funds’ peers and benchmarks, and analyses by the Advisor of the Underlying Funds’ performance. The Advisor also periodically provides comparative information regarding the Underlying Funds’ expense ratios and those of the peer groups. In addition, as part of their review of the investment advisory arrangements for the Underlying Funds, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to the Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. An independent consultant engaged by the Trustees to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings also provided additional analyses of the performance of the Underlying Funds. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year (including with respect to the Underlying Funds) and the Trustees’ experience with the Advisor and its services. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits to be received by the Advisor and its affiliates in connection with the Fund’s planned investments in the Underlying Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM will pay such fees for the Fund pursuant to the Administration Agreement. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees noted that there will not be an investment advisory fee or administrative fee charged to the Fund. The Trustees further noted that JPMFM will pay many of the ordinary expenses incurred by the Fund including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees noted that the Fund will not be charged a separate investment advisory fee by the Advisor and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Fund. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Underlying Funds. The Trustees considered the fee waiver and/or expense reimbursement arrangements in place for the Underlying Funds and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

JUNE 30, 2012	JPMORGAN SMARTRETIREMENT FUNDS	127

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended June 30, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal period ended June 30, 2012:

Dividends Received Deduction
SmartRetirement Income Fund	9.84%
SmartRetirement 2010 Fund	9.83
SmartRetirement 2015 Fund	13.91
SmartRetirement 2020 Fund	17.62
SmartRetirement 2025 Fund	22.37
SmartRetirement 2030 Fund	26.22
SmartRetirement 2035 Fund	30.22
SmartRetirement 2040 Fund	30.62
SmartRetirement 2045 Fund	31.26
SmartRetirement 2050 Fund	30.94
SmartRetirement 2055 Fund	31.95

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal period ended June 30, 2012:

Long-Term Capital Gain Distribution
SmartRetirement 2025 Fund	$1,847,955
SmartRetirement 2035 Fund	1,245,482
SmartRetirement 2045 Fund	458,485
SmartRetirement 2050 Fund	604,102

Qualified Dividend Income (QDI)

For the fiscal period ended June 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends:

Qualified Dividend Income
SmartRetirement Income Fund	$10,622,274
SmartRetirement 2010 Fund	9,100,466
SmartRetirement 2015 Fund	17,347,188
SmartRetirement 2020 Fund	31,624,468
SmartRetirement 2025 Fund	13,719,151
SmartRetirement 2030 Fund	22,807,900
SmartRetirement 2035 Fund	7,451,712
SmartRetirement 2040 Fund	14,244,889
SmartRetirement 2045 Fund	3,282,166
SmartRetirement 2050 Fund	3,137,415
SmartRetirement 2055 Fund	5,270

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal period ended June 30, 2012, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows:

	Gross Income	Foreign Tax Pass Through
SmartRetirement Income Fund	$1,172,312	$57,040
SmartRetirement 2010 Fund	1,043,405	50,561
SmartRetirement 2015 Fund	2,540,618	156,428
SmartRetirement 2020 Fund	5,489,960	377,318
SmartRetirement 2025 Fund	3,125,224	212,300
SmartRetirement 2030 Fund	6,300,347	438,988
SmartRetirement 2035 Fund	2,412,703	164,751
SmartRetirement 2040 Fund	4,711,643	329,539
SmartRetirement 2045 Fund	1,104,541	73,681
SmartRetirement 2050 Fund	1,048,966	70,632

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2012. These shareholders will receive more detailed information along with their 2012 Form 1099-DIV.

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. June 2012.	AN-SR-612

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2012 – $1,045,900
2011 – $1,065,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2012 – $363,660
2011 – $323,300

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2012 – $287,050
2011 – $272,350

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2012 – Not applicable
2011 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012 – 0.0%
2011 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011 – $29.1 million
2010 – $32.6 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
September 6, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
September 6, 2012